UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22027

                                 FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                               Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

JW Fund Management LLC

100 Springdale Rd., Suite A3-416

                               Cherry Hill, NJ 08003

(Name and address of agent for service)

Registrant’s telephone number, including area code: 856-528-3500

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GOTHAM FUNDS

of

FundVantage Trust

Gotham Absolute Return Fund

Gotham Enhanced Return Fund

Gotham Neutral Fund

Gotham Large Value Fund

Gotham Defensive Long 500 Fund

Gotham Total Return Fund

ANNUAL REPORT

September 30, 2020

Important Information on Paperless Delivery

Beginning on January 1, 2021, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary. Instead, shareholder reports will be available on the Funds’ website (www.GothamFunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Funds, call the Gotham Funds toll-free at 1 (877) 974-6852 or write to Gotham Funds, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029. Your election to receive shareholder reports in paper will apply to all Gotham Funds that you hold through the financial intermediary, or directly with the Gotham Funds.

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

GOTHAM FUNDS

ANNUAL REPORT

AS OF SEPTEMBER 30, 2020

GOTHAM FUNDS

Important Information

The performance data quoted in this report represents past performance and does not guarantee future results. The investment return and principal value of an investment in a Gotham Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

Each Gotham Fund covered by this report (each a “Fund”) compares its performance to an unmanaged index. An index does not reflect operational and transactional costs which apply to a mutual fund. It is not possible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. Each Fund except Gotham Large Value Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Each Fund except Gotham Large Value Fund will also use leverage to make additional investments which could result in greater losses than if the Fund were not leveraged. Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund and Gotham Defensive Long 500 Fund utilize one or more swap agreements in their investment programs. The use of derivatives such as swaps exposes a Fund to additional risks including increased volatility, lack of liquidity and possible losses greater than a Fund’s initial investments. Gotham Total Return Fund will primarily engage in short sales, leverage and swaps through its investments in underlying funds. Certain Funds may invest in securities of large-, mid- and small-cap companies. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. A Fund may have a high turnover of its portfolio securities. High turnover rates generally result in higher brokerage costs to a Fund. There can be no guarantee that a Fund will achieve its objectives.

A prospective investor should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus and summary prospectus contains this and other information about the Funds, and should be read carefully before investing. A copy of the prospectus or summary prospectus is available at www.GothamFunds.com or by calling (877) 974-6852.

Annual Investment Adviser’s Report

September 30, 2020

(Unaudited)

Gotham Absolute Return Fund (GARIX)

Gotham Enhanced Return Fund (GENIX)

Gotham Neutral Fund (GONIX)

Gotham Large Value Fund (GVALX)

Gotham Defensive Long 500 Fund (GDLFX)

Gotham Total Return Fund (GTRFX)

Dear Shareholder,

Much of 2020 has been dictated by the COVID-19 pandemic, pushing the global economy and markets into uncharted territory. The disruption caused due to the pandemic and resulting lockdown has affected corporate cash flows in a way that is unprecedented. As companies release third quarter earnings over the coming weeks, we continue to examine in more detail how the pandemic has affected corporate cash flows. The results are messy and require extensive analysis. This is precisely the type of work our research team has focused on for over fifteen years. We believe that a strong ability to adjust as-reported financials to better reflect the true economics of a business should be especially beneficial during these unprecedented times. From a business standpoint, Gotham continues to operate effectively and without material impediment in the current remote environment.

As most of you are aware, Gotham manages value-oriented mutual funds with varying market cap universes and gross and net exposures. The funds share the same investment philosophy, process and research. Gotham offers actively managed strategies (long/short and long-only) as well as strategies that combine an index component and an actively managed long/short overlay. Gotham’s all-cap funds select long and short stock portfolios from a diverse capitalization universe of U.S. stocks. Our large-cap funds select stocks primarily from the S&P 500.

Our investment process begins with a research effort that seeks to value all of the companies in a fund’s respective investment universe. Our philosophy is simple. Although stock prices react to emotion over the short term, over the long term the market is very good at finding the fair value of stocks. Therefore, we believe that if we are good at valuing businesses (a share of stock represents a percentage ownership stake in a business), the market will agree with us...eventually. This is crucial. No investment strategy, regardless of how good or logical, works all the time.

The important thing for us is to stick to our strategy even if it is not working over shorter time periods. We have over 60 years of combined investment experience valuing and investing in publicly traded businesses. We know how to value businesses by using various measures of absolute and relative value. So, that’s how we invest. We buy companies that are at the biggest discount to our assessment of value and sell short (where applicable) those companies that are most expensive relative to our assessment of value. We do not plan to change this strategy or adopt other methodologies when short-term stock prices do not reflect the values that we see.

Together with our investment team (led by Director of Research, Adam Barth), we follow a systematic process of researching and valuing companies, investing in our long and short portfolios and adjusting positions daily to take advantage of changing stock prices and fundamental information. The funds are highly diversified and invest in hundreds of positions. Our positions are not equally weighted. The funds generally invest in the cheapest companies and short (where applicable) the most expensive based on our assessment of value and subject to our risk constraints. We manage our risks by, among other things, requiring substantial portfolio diversification, setting maximum limits for sector concentration and by maintaining overall gross and net exposures within carefully defined ranges.

Market Observations and Performance Commentary

The market volatility during much of 2020 was fueled by massive uncertainty surrounding the economy reopening following the pandemic induced lockdowns, vaccine news as well as US elections in November. After the initial shock in late February to March when markets plunged 25-30%, the subsequent rebound rally left market cap-weighted indexes expensive relative to our 30-year research history. As of September 30, 2020, the Russell 1000 was outperforming the Russell 1000 equal-weight benchmark by over 1000bps YTD. This has been a consistent headwind for actively managed strategies. We believe it has also created a more attractive opportunity set based on relative valuations going forward, as it presents stock pickers with a relatively attractive universe to choose from over the next several years relative to market-cap weighted indexes.

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

In September 2020, the S&P 500 was trading at 26x Gotham’s proprietary cash flow metric. This number is significantly skewed by the effect the COVID-19 pandemic has had on earnings for the second and third quarters. At the start of the year, the S&P 500 was in the 12th percentile towards expensive over the past 30 years based on 2019 corporate cash flows. This historically corresponded to 2-year cumulative forward returns of 6%-8%. With the index up 13% YTD1, we would expect 2-year cumulative forward returns for the S&P 500 to be 1%-3% if 2019 corporate cash flows are a good gauge for normalized earnings.

It is important to note that the above numbers are not adjusted for interest rates. If rates this low were to persist over a long time period, it would be reasonable to expect higher equity returns than our historical analysis suggests. At the same time, it is difficult to adjust these metrics which have been partially affected by the global pandemic. While some companies with the largest market capitalizations have benefited in a positive way, there are many companies within the index that have been negatively impacted.

In addition, the continued disparity between growth and value widened in 2020, as pandemic led tech heavy businesses dominated the market rally. Growth benchmarks are outperforming their value counterparts by significant margins over the trailing one-year, three-year and five-year periods, surpassing levels last seen during the 2nd quarter of 2000, the peak of the internet bubble.

We conducted a study to quantify the expensiveness of this period relative to history, particularly the internet bubble. Based on our research, only 1999 ranks worse than the first six months of 2020 for the returns of cheap stocks minus expensive, which was followed by 3 of the best years for cheap relative to expensive companies based on our assessment of value. We don’t know when the current value/growth divergence will revert, but the historical precedent is for it to be abrupt and significant when it happens.

In terms of performance, broadly speaking our short book has been challenged in this market environment resulting in negative long/short spreads. Though many of these shorts are growing quickly, they are very richly priced. Some are currently unprofitable, and others sell at 50 or 100 times corporate free cash flows. On the long side, though we cannot predict short-term market moves and the overall market remains expensive, we believe that there is an opportunity to exceed the positive returns we expect for large cap indexes. Given valuation levels and the disparity between stock returns and fundamentals, we are very optimistic about the opportunity set for our long/short spreads over the coming period.

We remain confident that the best way to construct portfolios in any period, and perhaps even more so during expensive markets, is to own stakes in quality businesses generating strong cash flows. The long portfolios in our strategies trade at significantly better valuations than the index. The short portfolios in these strategies are generally cash flow negative, with higher levels of leverage and weaker business fundamentals. Our risk management has helped to improve our long/short spreads in a period that has been exceptionally challenged for active management and value-oriented strategies in particular.

Although we can’t predict when this environment will end and the current value/growth cycle will turn, as we stated above, the historical precedent is that the transition is often abrupt and significant. Despite the added uncertainty surrounding the pandemic, we have consistently communicated to our partners that strong normalized cash flows, good franchises, and growth prospects are the key drivers to valuation over the long-term. It is also a process that should prove resilient in turbulent periods. Markets and businesses have generally recovered in reasonably short order after the initial shock from one-time events, including the outbreak of World War 2, the Cuban Missile Crisis, and the financial crisis of 2008. We believe the current headwinds will eventually subside and favoring cash flow generating companies with good returns on capital and strong balance sheets (and shorting the opposite) should provide a particularly attractive opportunity for outperformance.

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Important Information

This letter is intended to assist shareholders in understanding how the Gotham Funds described herein performed during the period ended September 30, 2020, and reflects the views of the investment adviser at the time of this writing. Market and index valuations are based on Gotham’s valuation methodology. The views may change and do not guarantee the future performance of the Gotham Funds or the markets.

This letter contains forward-looking statements regarding future events, forecasts and expectations regarding equity markets and certain of Gotham’s strategies. Forward-looking statements may be identified terminology such terms as “may,” “expect,” “will,” “hope,” “believe” and/or comparable terminology. No assurance, representation, or warranty is made that any of Gotham’s expectations, views and/or objectives will be achieved and actual results may be significantly different than reflected herein.

The indices referenced herein are for comparison purposes only. The performance and volatility of the funds will be different than those of the indices. It is not possible to invest in the indices directly.

[1]	As of November 17, 2020.

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Performance by Fund

Gotham Absolute Return Fund (GARIX)

•	The Fund returned -4.13% (net) for the trailing twelve-month period, the HFRX Equity Hedge Index returned -0.39% and the S&P 500 Total Return Index returned +15.15% over the same time period.

•	The spread for the period was -10.22%[2] .

•	The long portfolio contributed +7.96% for the trailing twelve-month period. The short portfolio detracted -10.08% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Information Technology	6.12%	25.65%
	Health Care	4.12%	17.78%

Short	Energy	2.22%	-4.62%
	Utilities	0.54%	-2.49%

	Largest Detractors

Long	Energy	-4.75%	7.97%
	Materials	-0.80%	8.81%

Short	Information Technology	-3.68%	-12.40%
	Industrials	-2.74%	-10.91%

Stock Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Apple Inc.	1.32%	1.58%
	Facebook Inc.	0.68%	1.08%

Short	Diamondback Energy Inc.	0.24%	-0.26%
	Chesapeake Energy Corp.	0.23%	-0.14%

	Largest Detractors

Long	Raytheon Co.	-0.51%	0.49%
	Phillips 66	-0.50%	0.54%

Short	Sunrun Inc.	-1.04%	-0.42%
	Enphase Energy Inc.	-0.72%	-0.51%

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Gotham Enhanced Return Fund (GENIX)

•	The Fund returned -6.81% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +15.15% over the same time period.

•	The spread for the period was -10.67%[2] .

•	The long portfolio contributed +6.86% for the trailing twelve-month period. The short portfolio detracted -10.76% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Information Technology	8.22%	37.69%
	Health Care	4.94%	25.23%

Short	Energy	3.00%	-5.67%
	Utilities	0.65%	-2.98%

	Largest Detractors

Long	Energy	-7.35%	11.43%
	Industrials	-1.66%	31.95%

Short	Information Technology	-3.80%	-14.42%
	Health Care	-2.85%	-12.16%

Stock Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Apple Inc.	2.13%	2.51%
	Facebook Inc.	1.02%	1.76%

Short	Diamondback Energy Inc.	0.39%	-0.50%
	Chesapeake Energy Corp.	0.32%	-0.19%

	Largest Detractors

Long	Phillips 66	-0.81%	0.81%
	Raytheon Co.	-0.79%	0.76%

Short	Sunrun Inc.	-0.92%	-0.42%
	Enphase Energy Inc.	-0.92%	-0.66%

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Gotham Neutral Fund (GONIX)

•	The Fund returned -11.21% (net) for the trailing twelve-month period.

•	The spread for the period was -12.21%[2] .

The long portfolio contributed +10.53% for the trailing twelve-month period. The short portfolio detracted -19.97% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Health Care	5.42%	19.07%
	Information Technology	5.40%	23.34%

Short	Energy	3.19%	-7.57%
	Utilities	0.67%	-3.50%

	Largest Detractors

Long	Energy	-4.22%	8.23%
	Materials	-0.20%	10.71%

Short	Information Technology	-6.74%	-21.85%
	Health Care	-4.77%	-17.45%

Stock Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Novavax Inc.	1.44%	1.21%
	RH	0.61%	0.56%

Short	Chesapeake Energy Corp.	0.43%	-0.27%
	Diamondback Energy Inc.	0.38%	-0.44%

	Largest Detractors

Long	Raytheon Co.	-0.34%	0.32%
	Southwest Airlines Co.	-0.33%	0.49%

Short	Sunrun Inc.	-1.81%	-0.74%
	Wayfair Inc.	-1.12%	-0.72%

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Gotham Large Value Fund (GVALX)

•  The Fund returned +0.04% (net) for the trailing twelve-month period and the S&P Total Return Index returned +15.15% over the same time period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Health Care	1.61%	12.69%
	Consumer Staples	1.41%	11.61%

	Largest Detractors

Long	Energy	-3.62%	6.26%
	Financials	-1.59%	13.97%

Stock Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Apple Inc.	1.20%	1.67%
	Lowe’s Cos Inc.	0.61%	1.03%

	Largest Detractors

Long	Chevron Corp.	-0.62%	1.66%
	Raytheon	-0.53%	0.70%

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Gotham Defensive Long 500 Fund (GDLFX)

● The Fund returned -7.95% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +15.15% over the same time period.

● The spread for the period was -11.25%2 .

● The long portfolio contributed +5.71% for the trailing twelve-month period. The short portfolio detracted -12.79% for the period.

● Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Consumer Discretionary	4.36%	23.16%
	Information Technology	3.90%	23.94%

Short	Financials	0.81%	-8.13%
	Energy	0.56%	-5.93%

	Largest Detractors

Long	Energy	-4.47%	6.87%
	Real Estate	-3.54%	6.55%

Short	Information Technology	-6.47%	-23.80%
	Health Care	-3.90%	-15.16%

Stock Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Apple Inc.	1.94%	2.98%
	Amazon.com Inc.	1.83%	2.06%

Short	Boeing Co.	1.23%	-1.57%
	Citigroup Inc.	0.61%	-0.57%

	Largest Detractors

Long	Chevron Corp.	-1.15%	2.38%
	Intel Corp.	-0.96%	1.01%

Short	NVIDIA Corp.	-1.89%	-1.77%
	Advanced Micro Devices Inc.	-1.40%	-1.29%

Annual Investment Adviser’s Report (Concluded)

September 30, 2020

(Unaudited)

Gotham Total Return Fund (GTRFX)

● The Fund’s Institutional Class returned -6.54% (net) for the trailing twelve-month period and the HFRX Equity Hedge Index returned -0.39% over the same time period.

● The spread for the period was +1.80%2 .

● The long portfolio contributed +4.00% for the trailing twelve-month period. The short portfolio detracted -0.56% for the period.

● Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors
Long	Information Technology	1.61%	21.00%
	Consumer Staples	1.01%	18.87%

Short	Communication Services	0.35%	-2.50%
	Consumer Discretionary	0.24%	-7.13%

	Largest Detractors

Long	Financials	-0.36%	9.15%
	Real Estate	-0.23%	3.23%

Short	Industrials	-0.26%	-8.60%
	Energy	-0.23%	-5.04%

Stock Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Amazon.com Inc.	0.44%	1.79%
	Microsoft Corp.	0.41%	2.15%

Short	PayPal Holdings Inc.	0.14%	-0.37%
	Salesforce.com Inc.	0.10%	-0.62%

	Largest Detractors

Long	Amgen Inc.	-0.20%	0.53%
	Bristol-Myers Squibb Co.	-0.15%	1.54%

Short	Fidelity National Information Services Inc.	-0.09%	-0.70%
	Gardner Denver Holdings Inc.	-0.09%	-0.89%

[2]	The spread is defined as how much our long portfolio outperformed our short portfolio adjusted for leverage (i.e. 100% long the long portfolio less 100% long the short portfolio).

GOTHAM FUNDS

Gotham Absolute Return Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Absolute Return Fund Institutional Class Shares vs Hedge Fund Research Inc. (HFRX) Equity Hedge Index

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Year	5 Year	Since Inception
Institutional Class Shares	-4.13%	1.06%	3.17%	5.65	%*
HFRX Equity Hedge Index	-0.39%	-0.01%	1.55%	2.33	%**

*	The Gotham Absolute Return Fund (the “Fund”) commenced operations on August 31, 2012.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 17, 2020), the “Total Annual Fund Operating Expenses” are 1.67% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.50% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). Prior to July 20, 2020, the Expense Limitation was 2.15%. The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the Hedge Fund Research Inc. Equity Hedge Index (“HFRX”). The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

GOTHAM FUNDS

Gotham Enhanced Return Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Enhanced Return Fund Institutional Class Shares vs the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Year	5 Year	Since Inception
Institutional Class Shares	-6.81%	2.88%	6.45%	7.52	%*
S&P 500® Total Return Index	15.15%	12.27%	14.14%	12.64	%**

*	The Gotham Enhanced Return Fund (the “Fund”) commenced operations on May 31, 2013.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 17, 2020), the “Total Annual Fund Operating Expenses” are 1.65% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.50% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). Prior to July 20, 2020, the Expense Limitation was 2.15%. The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”). The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS

Gotham Neutral Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Neutral Fund Institutional Class Shares vs BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Year	5 Year	Since Inception
Institutional Class Shares	-11.21%	-3.51%	-1.53%	-0.74%	*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10%	1.69%	1.20%	0.86%	**

*	The Gotham Neutral Fund (the “Fund”) commenced operations on August 30, 2013.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 17, 2020), the “Total Annual Fund Operating Expenses” are 1.64% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.50% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). Prior to July 20, 2020, the Expense Limitation was 2.15%. The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”). The Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue.

GOTHAM FUNDS

Gotham Large Value Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Large Value Fund Institutional Class Shares vs Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Year	Since Inception
Institutional Class Shares	0.04%	7.05%	9.88%	*
S&P 500® Total Return Index	15.15%	12.27%	13.30%	**

*	The Gotham Large Value Fund (the “Fund”) commenced operations on December 31, 2015.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 17, 2020), the “Total Annual Fund Operating Expenses” are 1.05% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 0.75% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.75% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”). The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS

Gotham Defensive Long 500 Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Defensive Long 500 Fund Institutional Class Shares vs Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Year	Since Inception
Institutional Class Shares	-7.95%	4.18%	7.27	%*
S&P 500® Total Return Index	15.15%	12.27%	13.82	%**

*	The Gotham Defensive Long 500 Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 17, 2020), the “Total Annual Fund Operating Expenses” are 2.03% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.35% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.35% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”). The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS

Gotham Total Return Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Total Return Fund Institutional Class Shares vs Hedge Fund Research Inc. (HFRX) Equity Hedge Index

Average Annual Total Returns For the Periods Ended September 30, 2020
	1 Year	3 years	5 years	Since Inception
Institutional Class Shares	-6.54%	3.01%	6.78%	4.81%	*
Investor Class Shares	-6.70%	N/A	N/A	-0.28%	*
HFRX Equity Hedge Index	-0.39%	-0.01%	1.55%	0.43%	**

*	Institutional Class shares and Investor Class shares of the Gotham Total Return Fund (the “Fund”) incepted on March 31, 2015 and December 29, 2017, respectively.
**	Benchmark performance is from inception date of the Fund’s Institutional Class shares only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class and Investor Class to the value of the shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 17, 2020), the “Total Annual Fund Operating Expenses” and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 2.16% and 1.47% for the Institutional Class shares, respectively, and 2.41% and 1.72% for the Investor Class shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, management fees (if any) and brokerage commissions), do not exceed 0.00% with respect to Institutional Class shares, (on an annual basis) and 0.25% with respect to Investor Class shares, (on an annual basis), of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The recoupment of fees waived or expenses reimbursed are limited to the lesser of (a) the Expense Limitation in effect at the time fees were waived or expenses were reimbursed, and (b) the Expense Limitation in effect at the time of recoupment.

The Fund intends to evaluate performance as compared to that of the Hedge Fund Research Inc. Equity Hedge Index (“HFRX”). The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

GOTHAM FUNDS

Gotham Total Return Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

The Fund normally allocates the majority of its assets among mutual funds advised by Gotham. Therefore, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of fees and expenses of the underlying funds in addition to the Fund’s own expenses. The Fund also is subject to the risks of the underlying funds, which may include any or all of the risks described in Important Information.

GOTHAM FUNDS

Fund Expense Disclosure

September 30, 2020

(Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2020, and held for the entire period through September 30, 2020.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio*	Expenses Paid During Period**
Gotham Absolute Return Fund
Institutional Class
Actual	$1,000.00	$1,115.50	2.43%	$12.83
Hypothetical (5% return before expenses)	1,000.00	1,012.87	2.43%	12.21

Gotham Enhanced Return Fund
Institutional Class
Actual	$1,000.00	$1,195.60	1.90%	$10.43
Hypothetical (5% return before expenses)	1,000.00	1,015.50	1.90%	9.57

Gotham Neutral Fund
Institutional Class
Actual	$1,000.00	$974.50	3.14%	$15.50
Hypothetical (5% return before expenses)	1,000.00	1,009.30	3.14%	15.77

GOTHAM FUNDS

Fund Expense Disclosure (Concluded)

September 30, 2020

(Unaudited)

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio*	Expenses Paid During Period**
Gotham Large Value Fund
Institutional Class
Actual	$1,000.00	$1,246.90	0.75%	$4.21
Hypothetical (5% return before expenses)	1,000.00	1,021.25	0.75%	3.79

Gotham Defensive Long 500 Fund
Institutional Class
Actual	$1,000.00	$1,131.30	1.35%	$7.19
Hypothetical (5% return before expenses)	1,000.00	1,018.25	1.35%	6.81

Gotham Total Return Fund
Institutional Class
Actual	$1,000.00	$1,115.40	0.00%	$—
Hypothetical (5% return before expenses)	1,000.00	1,025.00	0.00%	—
Investor Class
Actual	$1,000.00	$1,114.60	0.25%	$1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.75	0.25%	1.26

*

Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short and borrowings, except for Gotham Large Value Fund, which does not short securities or use leverage.

**

Expenses are equal to a Fund’s annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended September 30, 2020, multiplied by the average account value over the period, multiplied by the number of days in the most recent period, then divided by 366 to reflect the period. Hypothetical expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366 to reflect the period.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Absolute Return Fund

	% of Net Assets	Value
Common Stocks:
Software & Services	14.0%	$70,578,717
Retailing	10.7	54,200,591
Capital Goods	9.5	48,314,357
Media & Entertainment	8.2	41,347,025
Health Care Equipment & Services	7.3	36,907,300
Technology Hardware & Equipment	5.6	28,350,447
Semiconductors & Semiconductor Equipment	5.6	28,100,426
Pharmaceuticals, Biotechnology & Life Sciences	5.4	27,370,304
Materials	4.9	24,617,321
Food, Beverage & Tobacco	3.4	17,428,863
Energy	3.3	16,717,588
Consumer Durables & Apparel	3.1	15,443,271
Consumer Services	3.0	15,274,586
Utilities	1.9	9,741,050
Transportation	1.8	9,132,360
Food & Staples Retailing	1.7	8,835,752
Commercial & Professional Services	1.6	8,016,521
Household & Personal Products	1.5	7,818,615
Automobiles & Components	0.9	4,527,512
Telecommunication Services	0.8	4,080,536
Diversified Financials	0.7	3,405,281
Corporate Bonds and Notes:
Capital Goods	0.0	785

Total Investments	94.9	480,209,208

Other Assets in Excess of Liabilities	5.1	25,780,058

NET ASSETS	100.0%	$505,989,266

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Enhanced Return Fund

	% of Net Assets	Value
Common Stocks:
Software & Services	14.1%	$33,283,890
Retailing	9.6	22,706,657
Capital Goods	8.2	19,383,187
Media & Entertainment	7.9	18,775,192
Health Care Equipment & Services	7.6	18,044,845
Pharmaceuticals, Biotechnology & Life Sciences	5.7	13,521,100
Semiconductors & Semiconductor Equipment	5.7	13,483,074
Technology Hardware & Equipment	5.0	11,863,059
Materials	4.7	11,140,648
Food, Beverage & Tobacco	3.5	8,267,856
Consumer Durables & Apparel	3.3	7,832,310
Energy	3.2	7,615,809
Consumer Services	2.9	6,854,632
Utilities	2.3	5,446,965
Transportation	2.1	5,011,985
Food & Staples Retailing	1.8	4,350,634
Diversified Financials	1.8	4,160,415
Commercial & Professional Services	1.6	3,792,484
Telecommunication Services	1.6	3,719,683
Household & Personal Products	1.4	3,359,298
Automobiles & Components	0.8	1,869,886

Total Common Stocks	94.8	224,483,609

Other Assets in Excess of Liabilities	5.2	12,241,074

NET ASSETS	100.0%	$236,724,683

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Neutral Fund

	% of Net Assets	Value
Common Stocks:
Software & Services	12.3%	$6,818,085
Retailing	11.9	6,621,499
Capital Goods	11.5	6,388,069
Materials	8.7	4,856,000
Health Care Equipment & Services	7.6	4,239,051
Media & Entertainment	5.6	3,117,945
Pharmaceuticals, Biotechnology & Life Sciences	5.2	2,881,969
Semiconductors & Semiconductor Equipment	4.6	2,553,474
Technology Hardware & Equipment	3.7	2,074,036
Consumer Services	3.5	1,959,193
Consumer Durables & Apparel	3.5	1,943,104
Energy	3.2	1,797,238
Food, Beverage & Tobacco	2.7	1,498,844
Commercial & Professional Services	2.3	1,279,314
Transportation	2.1	1,185,397
Food & Staples Retailing	1.8	1,021,721
Household & Personal Products	1.4	774,719
Utilities	1.2	655,149
Automobiles & Components	0.8	461,768
Telecommunication Services	0.6	335,474
Diversified Financials	0.4	213,172
Corporate Bonds and Notes:
Capital Goods	0.0	715

Total Investments	94.6	52,675,936

Other Assets in Excess of Liabilities	5.4	2,999,354

NET ASSETS	100.0%	$55,675,290

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Large Value Fund

	% of Net Assets	Value
COMMON STOCKS:
Capital Goods	15.1%	$10,551,252
Retailing	10.1	7,047,043
Food, Beverage & Tobacco	7.9	5,538,522
Health Care Equipment & Services	7.6	5,314,881
Materials	6.0	4,224,425
Software & Services	5.7	3,956,557
Technology Hardware & Equipment	5.6	3,898,843
Diversified Financials	5.6	3,883,912
Pharmaceuticals, Biotechnology & Life Sciences	4.5	3,178,267
Energy	4.0	2,766,264
Household & Personal Products	3.9	2,703,314
Banks	3.4	2,410,057
Food & Staples Retailing	3.3	2,284,479
Transportation	3.0	2,130,539
Telecommunication Services	3.0	2,130,364
Insurance	2.7	1,893,851
Media & Entertainment	2.2	1,544,688
Real Estate	1.2	861,823
Consumer Services	1.1	784,520
Consumer Durables & Apparel	1.1	779,785
Semiconductors & Semiconductor Equipment	0.9	624,208
Commercial & Professional Services	0.8	551,575
Automobiles & Components	0.4	299,308
Utilities	0.4	288,922

Total Common Stocks	99.5	69,647,399

Other Assets in Excess of Liabilities	0.5	355,158

NET ASSETS	100.0%	$70,002,557

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by security group of the portfolio holdings of the Fund:

Gotham Defensive Long 500 Fund

	% of Net Assets	Value
COMMON STOCKS:
Retailing	14.4%	$7,889,342
Food, Beverage & Tobacco	11.2	6,144,268
Capital Goods	10.6	5,810,041
Software & Services	10.1	5,506,657
Household & Personal Products	6.6	3,581,636
Materials	5.2	2,831,501
Pharmaceuticals, Biotechnology & Life Sciences	5.1	2,805,851
Technology Hardware & Equipment	4.9	2,684,135
Food & Staples Retailing	4.7	2,579,984
Media & Entertainment	4.6	2,491,727
Transportation	4.0	2,159,671
Telecommunication Services	3.5	1,925,502
Health Care Equipment & Services	3.2	1,765,809
Diversified Financials	2.5	1,351,832
Consumer Services	1.2	663,400
Consumer Durables & Apparel	0.7	395,337
Insurance	0.7	363,419
Energy	0.6	337,863
Automobiles & Components	0.6	331,692
Utilities	0.4	211,307
Commercial & Professional Services	0.2	103,921
Real Estate	0.0	960

Total Common Stocks	95.0	51,935,855

Other Assets in Excess of Liabilities	5.0	2,739,502

NET ASSETS	100.0%	$54,675,357

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

Gotham Total Return Fund

	% of Net Assets	Value
Affiliated Equity Registered Investment Companies	99.6%	$28,510,056
Other Assets in Excess of Liabilities	0.4	127,310

NET ASSETS	100.0%	$28,637,366

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — 94.9%
Automobiles & Components — 0.9%
Adient PLC (Ireland)*	12,013	$208,185
American Axle & Manufacturing Holdings, Inc.*	63,933	368,893
BorgWarner, Inc.	1,878	72,754
Cooper Tire & Rubber Co.	2,194	69,550
Dana, Inc.	8,348	102,847
General Motors Co.	18,203	538,627
Gentherm, Inc.*	4,753	194,398
Magna International, Inc. (Canada)	9,018	412,574
Standard Motor Products, Inc.	238	10,627
Tenneco, Inc., Class A*	37,820	262,471
Thor Industries, Inc.(a)	20,383	1,941,685
Visteon Corp.(a)*	4,812	333,087
XPEL, Inc.*	453	11,814

		4,527,512

Capital Goods — 9.5%
3M Co.	11,539	1,848,317
Acuity Brands, Inc.(a)	4,706	481,659
Advanced Drainage Systems, Inc.	8,105	506,076
AECOM(a)*	24,441	1,022,611
Albany International Corp., Class A	1,968	97,436
AMETEK, Inc.	9,544	948,674
Apogee Enterprises, Inc.	3,140	67,102
Applied Industrial Technologies, Inc.	1,841	101,439
Astec Industries, Inc.	410	22,242
Atkore International Group, Inc.*	6,758	153,609
Ballard Power Systems, Inc. (Canada)*	6,674	100,777
Barnes Group, Inc.	5,741	205,183
BWX Technologies, Inc.	4,194	236,164
Chart Industries, Inc.*	5,385	378,404
Colfax Corp.(a)*	63,907	2,004,124
Comfort Systems USA, Inc.	2,358	121,461
Cummins, Inc.	356	75,173
Curtiss-Wright Corp.	2,407	224,477
Deere & Co.(a)	6,633	1,470,072
Douglas Dynamics, Inc.	68	2,326
Dover Corp.	18,444	1,998,223
Dycom Industries, Inc.(a)*	11,170	589,999
Eaton Corp. PLC (Ireland)	6,124	624,832
Emerson Electric Co.	25,547	1,675,117
Encore Wire Corp.	315	14,622
Enerpac Tool Group Corp.	5,444	102,402
ESCO Technologies, Inc.	266	21,429

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Evoqua Water Technologies Corp.*	1,448	$30,727
Federal Signal Corp.	641	18,749
Flowserve Corp.	24,359	664,757
Fortive Corp.	2,342	178,484
Fortune Brands Home & Security, Inc.	16,376	1,416,852
Foundation Building Materials, Inc.*	1,115	17,528
Franklin Electric Co., Inc.	4,376	257,440
FuelCell Energy, Inc.*	74,750	159,965
General Dynamics Corp.	5,737	794,173
Gibraltar Industries, Inc.(a)*	7,506	488,941
GMS, Inc.*	2,371	57,141
Griffon Corp.	1,336	26,105
Herc Holdings, Inc.*	971	38,461
Honeywell International, Inc.	13,062	2,150,136
Howmet Aerospace, Inc.	158,948	2,657,611
Hubbell, Inc.	1,743	238,512
Huntington Ingalls Industries, Inc.	671	94,443
Illinois Tool Works, Inc.	5,244	1,013,193
ITT, Inc.	1,340	79,127
John Bean Technologies Corp.	2,300	211,347
Lockheed Martin Corp.(a)	8,413	3,224,535
Masco Corp.	40,518	2,233,757
Middleby Corp. (The)*	2,512	225,352
MRC Global, Inc.*	16,458	70,440
Mueller Industries, Inc.	7,763	210,067
National Presto Industries, Inc.	114	9,332
NOW, Inc.*	29,657	134,643
nVent Electric PLC (Ireland)	10,719	189,619
Otis Worldwide Corp.	2,519	157,236
Owens Corning	14,303	984,189
PACCAR, Inc.	7,541	643,096
Parker-Hannifin Corp.	530	107,240
Pentair PLC (Ireland)	18,220	833,929
Quanta Services, Inc.	27,677	1,463,006
RBC Bearings, Inc.*	1,478	179,148
Regal Beloit Corp.	1,660	155,824
Rexnord Corp.	8,789	262,264
Roper Technologies, Inc.	774	305,815
Shyft Group, Inc. (The)	273	5,154
Simpson Manufacturing Co., Inc.	8,826	857,534
SiteOne Landscape Supply, Inc.*	2,911	354,996
Snap-on, Inc.	3,339	491,267
SPX FLOW, Inc.*	1,157	49,543
Teledyne Technologies, Inc.(a)*	1,661	515,259

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Tennant Co.	8	$483
Timken Co. (The)	2,097	113,699
Toro Co. (The)	1,202	100,908
TPI Composites, Inc.*	6,613	191,512
Trane Technologies PLC (Ireland)	9,851	1,194,434
TransDigm Group, Inc.	4,138	1,966,047
TriMas Corp.*	6	137
UFP Industries, Inc.	18,423	1,041,084
United Rentals, Inc.*	10,189	1,777,980
Univar Solutions, Inc.(a) *	50,972	860,407
Valmont Industries, Inc.	3,017	374,651
Wabash National Corp.	10,568	126,393
Watsco, Inc.	1,174	273,413
Watts Water Technologies, Inc., Class A	1,420	142,213
Westinghouse Air Brake Technologies Corp.	3,342	206,803
Woodward, Inc.	5,688	455,950
WW Grainger, Inc.	385	137,356

		48,314,357

Commercial & Professional Services — 1.6%
ABM Industries, Inc.	6,139	225,056
ASGN, Inc.*	45	2,860
Cimpress PLC (Ireland)*	6,853	515,071
Cintas Corp.	755	251,287
Clarivate PLC (Jersey)*	17,806	551,808
Clean Harbors, Inc.*	3,298	184,787
Covanta Holding Corp.	65,811	510,035
Deluxe Corp.	523	13,457
Ennis, Inc.	61	1,064
Equifax, Inc.	762	119,558
Exponent, Inc.	107	7,707
FTI Consulting, Inc.*	21	2,225
Healthcare Services Group, Inc.	37,850	814,910
Herman Miller, Inc.	1,223	36,886
ICF International, Inc.	69	4,246
IHS Markit Ltd. (Bermuda)	7,470	586,470
KAR Auction Services, Inc.	449	6,466
ManpowerGroup, Inc.	6,134	449,806
MSA Safety, Inc.	818	109,751
Nielsen Holdings PLC (United Kingdom)	27,017	383,101
Republic Services, Inc.	9,090	848,552

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Robert Half International, Inc.	2,231	$118,109
Stantec, Inc. (Canada)	129	3,914
Steelcase, Inc., Class A	16,530	167,118
Tetra Tech, Inc.	2,715	259,282
TransUnion(a)	7,867	661,851
TriNet Group, Inc.*	5,943	352,539
TrueBlue, Inc.*	205	3,175
UniFirst Corp.	699	132,370
Verisk Analytics, Inc.	1,903	352,645
Waste Management, Inc.(a)	3,008	340,415

		8,016,521

Consumer Durables & Apparel — 3.1%
Brunswick Corp.	7,979	470,043
Capri Holdings Ltd. (British Virgin Islands)*	59,634	1,073,412
Carter’s, Inc.	3,132	271,169
Cavco Industries, Inc.*	231	41,652
Deckers Outdoor Corp.*	787	173,148
DR Horton, Inc.(a)	15,903	1,202,744
Garmin Ltd. (Switzerland)	6,882	652,827
G-III Apparel Group Ltd.*	24,769	324,722
Gildan Activewear, Inc. (Canada)	10,451	205,571
Hanesbrands, Inc.	37,245	586,609
Helen of Troy Ltd. (Bermuda)*	866	167,588
Kontoor Brands, Inc.	13,252	320,698
La-Z-Boy, Inc.	8,524	269,614
Leggett & Platt, Inc.	775	31,907
Mattel, Inc.*	10,639	124,476
Mohawk Industries, Inc.(a)*	11,514	1,123,651
Nautilus, Inc.*	7,807	133,968
Newell Brands, Inc.	331	5,680
NIKE, Inc., Class B	14,495	1,819,702
Polaris, Inc.	15,726	1,483,591
PulteGroup, Inc.	19,907	921,495
PVH Corp.	14,916	889,590
Smith & Wesson Brands, Inc.	21,687	336,582
Steven Madden Ltd.	33,353	650,384
Sturm Ruger & Co., Inc.	7,229	442,126
Tempur Sealy International, Inc.(a)*	10,057	896,984
TopBuild Corp.*	575	98,147
Tupperware Brands Corp.	8,390	169,142
Whirlpool Corp.	1,882	346,081
YETI Holdings, Inc.*	4,633	209,968

		15,443,271

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — 3.0%
Adtalem Global Education, Inc.*	12,815	$314,480
Bloomin’ Brands, Inc.(a)	58,306	890,333
Boyd Gaming Corp.	20,370	625,155
Chipotle Mexican Grill, Inc.*	167	207,700
Darden Restaurants, Inc.	3,591	361,757
Dine Brands Global, Inc.(a)	16,008	873,877
El Pollo Loco Holdings, Inc.*	1,792	29,030
frontdoor, Inc.*	178	6,926
Graham Holdings Co., Class B	11	4,445
Grand Canyon Education, Inc.*	2,495	199,450
Hilton Worldwide Holdings, Inc.	2,537	216,457
Hyatt Hotels Corp., Class A	9,195	490,737
Jack in the Box, Inc.	2,793	221,513
Laureate Education, Inc., Class A*	34,251	454,853
McDonald’s Corp.(a)	4,632	1,016,678
MGM Resorts International	87,049	1,893,316
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	36,552	625,405
Papa John’s International, Inc.	12,338	1,015,171
Perdoceo Education Corp.*	31,819	389,465
Red Rock Resorts, Inc., Class A	32,865	561,992
Royal Caribbean Cruises Ltd. (Liberia)	7,965	515,574
Service Corp. International	5,753	242,662
Strategic Education, Inc.(a)	5,333	487,810
Wingstop, Inc.	13,740	1,877,571
Wyndham Hotels & Resorts, Inc.	7,257	366,478
Yum! Brands, Inc.	15,178	1,385,751

		15,274,586

Diversified Financials — 0.7%
Berkshire Hathaway, Inc., Class B*	1,200	255,528
BlackRock, Inc.	974	548,898
DiamondPeak Holdings Corp., Class A*	26	670
Federated Hermes, Inc.	3,368	72,446
Franklin Resources, Inc.	1,605	32,662
Intercontinental Exchange, Inc.	78	7,804
Moody’s Corp.	715	207,243
Nasdaq, Inc.	3,096	379,910
S&P Global, Inc.	3,942	1,421,485
Sprott, Inc. (Canada)	114	3,892
T Rowe Price Group, Inc.	3,448	442,103

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Waddell & Reed Financial, Inc., Class A	2,198	$32,640

		3,405,281

Energy — 3.3%
Antero Midstream Corp.	74,003	397,396
Apache Corp.	49,755	471,180
Cactus, Inc., Class A	8,024	153,981
Canadian Natural Resources Ltd. (Canada)	46,624	746,450
Cenovus Energy, Inc. (Canada)	45,688	177,726
Cheniere Energy, Inc.*	6,077	281,183
Chevron Corp.(a)	50,756	3,654,432
Clean Energy Fuels Corp.*	16,527	40,987
Concho Resources, Inc.	3,366	148,508
ConocoPhillips	53,315	1,750,865
Core Laboratories NV (Netherlands)	9,409	143,581
Crescent Point Energy Corp. (Canada)	496	605
DHT Holdings, Inc. (Marshall Islands)	6,424	33,148
DMC Global, Inc.	1,367	45,029
EOG Resources, Inc.(a)	73,943	2,657,511
Halliburton Co.(a)	73,485	885,494
HollyFrontier Corp.	37,096	731,162
Kinder Morgan, Inc.	42,355	522,237
Kosmos Energy Ltd.	226,318	220,796
Magnolia Oil & Gas Corp., Class A*	38,064	196,791
Marathon Petroleum Corp.	3,387	99,375
Murphy Oil Corp.	99,624	888,646
Nordic American Tankers Ltd. (Bermuda)	110,891	387,010
Patterson-UTI Energy, Inc.	5,223	14,886
Phillips 66	9,782	507,099
Range Resources Corp.	33,847	224,067
Renewable Energy Group, Inc.*	4,715	251,875
Schlumberger NV (Curacao)	22,555	350,956
TechnipFMC PLC (United Kingdom)	12,618	79,620
Williams Cos., Inc. (The)	21,886	430,060
World Fuel Services Corp.	10,615	224,932

		16,717,588

Food & Staples Retailing — 1.7%
BJ’s Wholesale Club Holdings, Inc.*	4,211	174,967
Casey’s General Stores, Inc.	468	83,140
Costco Wholesale Corp.	2,917	1,035,535

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — (Continued)
Kroger Co. (The)(a)	22,090	$749,072
SpartanNash Co.	7,823	127,906
Sprouts Farmers Market, Inc.*	33,026	691,234
Sysco Corp.	6,604	410,901
United Natural Foods, Inc.*	9,727	144,640
US Foods Holding Corp.*	30,092	668,644
Walgreens Boots Alliance, Inc.	5,544	199,140
Walmart, Inc.(a)	32,525	4,550,573

		8,835,752
Food, Beverage & Tobacco — 3.4%
Altria Group, Inc.	26,008	1,004,949
Archer-Daniels-Midland Co.	5,005	232,682
B&G Foods, Inc.	3,425	95,112
Bunge Ltd. (Bermuda)	615	28,106
Coca-Cola Co. (The)	39,789	1,964,383
Coca-Cola Consolidated, Inc.	177	42,600
Conagra Brands, Inc.(a)	25,321	904,213
Constellation Brands, Inc., Class A	9,169	1,737,617
Flowers Foods, Inc.	3,187	77,540
General Mills, Inc.	12,525	772,542
Hershey Co. (The)	1,233	176,738
JM Smucker Co. (The)(a)	10,406	1,202,101
Kellogg Co.	2,506	161,863
Kraft Heinz Co. (The)(a)	72,562	2,173,232
McCormick & Co., Inc., non-voting shares(a)	3,119	605,398
Molson Coors Beverage Co., Class B	615	20,639
Mondelez International, Inc., Class A	4,151	238,475
Monster Beverage Corp.*	5,346	428,749
National Beverage Corp.*	2,346	159,551
PepsiCo, Inc.	14,452	2,003,047
Philip Morris International, Inc.	11,278	845,737
TreeHouse Foods, Inc.*	6,371	258,217
Turning Point Brands, Inc.	44	1,228
Tyson Foods, Inc., Class A	38,570	2,294,144

		17,428,863

Health Care Equipment & Services — 7.3%
Abbott Laboratories	2,658	289,270
Allscripts Healthcare Solutions, Inc.*	7,622	62,043
Anthem, Inc.(a)	8,582	2,305,039
Cardinal Health, Inc.	20,050	941,348
Centene Corp.*	3,187	185,898
Cerner Corp.	9,777	706,779
Cigna Corp.	6,079	1,029,843

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
CONMED Corp.	2,831	$222,715
CVS Health Corp.	8,161	476,602
Danaher Corp.(a)	4,539	977,383
DaVita, Inc.*	40,104	3,434,908
DENTSPLY SIRONA, Inc.	10,727	469,092
Ensign Group, Inc. (The)	1,491	85,076
Globus Medical, Inc., Class A*	2,775	137,418
Hanger, Inc.*	98	1,550
HCA Healthcare, Inc.(a)	6,107	761,421
HealthStream, Inc.*	37	743
Hill-Rom Holdings, Inc.	1,899	158,585
HMS Holdings Corp.*	677	16,214
Hologic, Inc.(a) *	33,195	2,206,472
Humana, Inc.(a)	6,248	2,585,985
IDEXX Laboratories, Inc.*	2,225	874,670
Integer Holdings Corp.*	4,917	290,152
Intuitive Surgical, Inc.*	1,365	968,522
iRhythm Technologies, Inc.*	1,524	362,880
Livongo Health, Inc.(a) *	8,384	1,174,179
Magellan Health, Inc.*	2,744	207,940
McKesson Corp.	2,379	354,304
MEDNAX, Inc.*	3,101	50,484
Medtronic PLC (Ireland)	22,319	2,319,390
Molina Healthcare, Inc.*	672	123,003
Natus Medical, Inc.*	1,244	21,310
Neogen Corp.*	266	20,814
NextGen Healthcare, Inc.*	813	10,358
Omnicell, Inc.*	1,856	138,569
Patterson Cos., Inc.(a)	38,654	931,755
Providence Service Corp. (The)*	883	82,040
Quidel Corp.*	6,959	1,526,665
ResMed, Inc.	7,426	1,273,039
Select Medical Holdings Corp.*	23,212	483,274
STERIS PLC (Ireland)	6,193	1,091,145
Stryker Corp.	9,065	1,888,874
Teladoc Health, Inc.(a) *	3,267	716,257
Teleflex, Inc.	21	7,149
Tenet Healthcare Corp.*	10,977	269,046
Tivity Health, Inc.*	26,472	371,137
UnitedHealth Group, Inc.	3,002	935,934
Universal Health Services, Inc., Class B	10,932	1,169,943
Varian Medical Systems, Inc.*	4,874	838,328

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
West Pharmaceutical Services, Inc.(a)	4,269	$1,173,548
Zimmer Biomet Holdings, Inc.	1,309	178,207

		36,907,300

Household & Personal Products — 1.5%
Church & Dwight Co., Inc.	646	60,537
Clorox Co. (The)	1,620	340,475
Colgate-Palmolive Co.	21,754	1,678,321
Edgewell Personal Care Co.*	9,076	253,039
elf Beauty, Inc.*	20,155	370,247
Estee Lauder Cos., Inc. (The), Class A	2,479	541,042
Kimberly-Clark Corp.	15,675	2,314,570
Procter & Gamble Co. (The)	14,833	2,061,639
Spectrum Brands Holdings, Inc.	3,477	198,745

		7,818,615

Materials — 4.9%
Allegheny Technologies, Inc.*	50,616	441,372
Amcor PLC (Jersey)	58,269	643,872
Avient Corp.	44,746	1,183,979
Axalta Coating Systems Ltd. (Bermuda)*	6,260	138,784
Boise Cascade Co.	3,342	133,413
Cabot Corp.	2,660	95,840
Carpenter Technology Corp.	9,235	167,708
Celanese Corp.	1,490	160,100
Century Aluminum Co.*	2,769	19,715
CF Industries Holdings, Inc.	41,213	1,265,651
Chase Corp.	3	286
Chemours Co. (The)	46,596	974,322
Commercial Metals Co.	49,755	994,105
Compass Minerals International, Inc.	5,643	334,912
Dow, Inc.	21,301	1,002,212
DuPont de Nemours, Inc.	9,532	528,835
Eastman Chemical Co.	2,883	225,220
Ecolab, Inc.(a)	8,557	1,710,031
Element Solutions, Inc.*	11,551	121,401
Ferro Corp.*	10,958	135,879
First Majestic Silver Corp. (Canada)*	10,527	100,217
FMC Corp.	10,951	1,159,820
Forterra, Inc.*	591	6,986
Freeport-McMoRan, Inc.(a)	46,166	722,036
FutureFuel Corp.	51	580

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
GCP Applied Technologies, Inc.*	735	$15,398
Golden Star Resources Ltd. (Canada)*	1,677	7,228
Hecla Mining Co.	121,216	615,777
IAMGOLD Corp. (Canada)*	14,787	56,634
Ingevity Corp.(a) *	8,289	409,808
Innospec, Inc.	1,111	70,349
International Paper Co.	4,772	193,457
Kaiser Aluminum Corp.	1,101	59,003
Kraton Corp.*	11,011	196,216
Linde PLC (Ireland)	11,606	2,763,737
Louisiana-Pacific Corp.	3,642	107,475
LyondellBasell Industries NV, Class A (Netherlands)	9,418	663,875
Martin Marietta Materials, Inc.	931	219,120
Mosaic Co. (The)	6,794	124,126
Neenah, Inc.	5	187
NewMarket Corp.	725	248,182
Newmont Corp.	19,700	1,249,965
Nucor Corp.	18,578	833,409
Nutrien Ltd. (Canada)	8,921	349,971
O-I Glass, Inc.	68,238	722,640
Pan American Silver Corp. (Canada)	19,678	632,648
PPG Industries, Inc.	2,347	286,522
Pretium Resources, Inc. (Canada)*	1,815	23,305
Reliance Steel & Aluminum Co.	4,255	434,180
Sealed Air Corp.	4,098	159,043
Sensient Technologies Corp.	5,283	305,040
Sonoco Products Co.(a)	10,373	529,749
Southern Copper Corp.	2,488	112,632
SSR Mining, Inc. (Canada)*	24,364	454,876
Stepan Co.	59	6,431
Summit Materials, Inc., Class A*	11,744	194,246
Tredegar Corp.	148	2,201
Wheaton Precious Metals Corp. (Canada)	2,187	107,316
Worthington Industries, Inc.	3,829	156,147
Yamana Gold, Inc. (Canada)	6,893	39,152

		24,617,321

Media & Entertainment — 8.2%
Activision Blizzard, Inc.(a)	7,916	640,800
Alphabet, Inc., Class A(a)*	5,373	7,874,669
Cargurus, Inc.*	2,899	62,705

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Charter Communications, Inc., Class A*	5,035	$3,143,552
Discovery, Inc., Class A*	10,691	232,743
DISH Network Corp., Class A(a)*	39,397	1,143,695
Electronic Arts, Inc.(a) *	13,780	1,797,050
EverQuote, Inc., Class A*	2,678	103,478
Facebook, Inc., Class A(a)*	35,015	9,170,428
Fox Corp., Class A(a)	48,287	1,343,827
Interpublic Group of Cos., Inc. (The)	38,006	633,560
John Wiley & Sons, Inc., Class A	1,609	51,021
Match Group, Inc.*	2,199	243,319
MSG Networks, Inc., Class A*	710	6,795
Netflix, Inc.*	4,479	2,239,634
New York Times Co. (The), Class A	68	2,910
News Corp., Class A	107,894	1,512,674
Omnicom Group, Inc.	4,572	226,314
Pinterest, Inc., Class A*	15,121	627,673
Sirius XM Holdings, Inc.	44,253	237,196
Take-Two Interactive Software, Inc.*	5,162	852,866
Twitter, Inc.*	60,956	2,712,542
Walt Disney Co. (The)	30,071	3,731,210
Zillow Group, Inc., Class C*	26,038	2,645,200
Zynga, Inc., Class A*	12,189	111,164

		41,347,025

Pharmaceuticals, Biotechnology & Life Sciences — 5.4%
Agilent Technologies, Inc.(a)	7,144	721,115
Avantor, Inc.(a)*	10,698	240,598
Biogen, Inc.*	3,822	1,084,225
Bio-Rad Laboratories, Inc., Class A*	636	327,833
Bristol Myers Squibb Co.	4,137	249,420
Catalent, Inc.*	1,057	90,543
Charles River Laboratories International, Inc.*	1,155	261,550
Coherus Biosciences, Inc.*	1,274	23,365
Corcept Therapeutics, Inc.*	1,068	18,589
Denali Therapeutics, Inc.*	546	19,563
Elanco Animal Health, Inc.*	23,331	651,635
Emergent BioSolutions, Inc.*	2,086	215,546
Gilead Sciences, Inc.	5,005	316,266
Horizon Therapeutics PLC (Ireland)*	7,486	581,512
Innoviva, Inc.*	15,853	165,664
IQVIA Holdings, Inc.*	2,873	452,871
Ironwood Pharmaceuticals, Inc.*	441	3,967

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Johnson & Johnson	24,886	$3,705,028
Kura Oncology, Inc.*	201	6,159
Luminex Corp.	4,184	109,830
Merck & Co., Inc.	19,313	1,602,013
Mylan NV (Netherlands)*	46,804	694,103
NantKwest, Inc.*	344	2,386
Natera, Inc.(a)*	22,997	1,661,303
Neurocrine Biosciences, Inc.*	1,297	124,720
Novavax, Inc.(a)*	46,725	5,062,654
PerkinElmer, Inc.(a)	15,604	1,958,458
Pfizer, Inc.	94,507	3,468,407
Phibro Animal Health Corp., Class A	31	539
Prestige Consumer Healthcare, Inc.*	8,727	317,837
Regeneron Pharmaceuticals, Inc.*	144	80,608
TG Therapeutics, Inc.*	15,046	402,631
Thermo Fisher Scientific, Inc.	1,586	700,251
Trillium Therapeutics, Inc. (Canada)*	3,940	55,987
United Therapeutics Corp.*	5,914	597,314
Vanda Pharmaceuticals, Inc.*	6,787	65,562
Waters Corp.*	1,119	218,966
Zoetis, Inc.	6,720	1,111,286

		27,370,304

Retailing — 10.7%
1-800-Flowers.com, Inc., Class A*	5,153	128,516
Aaron’s, Inc.(a)	20,242	1,146,709
Abercrombie & Fitch Co., Class A	9,814	136,709
Advance Auto Parts, Inc.	1,488	228,408
Amazon.com, Inc.(a)*	2,738	8,621,223
Asbury Automotive Group, Inc.*	37	3,606
At Home Group, Inc.*	28,049	416,808
AutoNation, Inc.*	5,439	287,886
AutoZone, Inc.(a)*	1,024	1,205,903
Bed Bath & Beyond, Inc.	31,727	475,270
Best Buy Co., Inc.	17,630	1,962,043
Big Lots, Inc.	1,672	74,571
Booking Holdings, Inc.(a) *	2,641	4,517,906
Buckle, Inc. (The)	8,726	177,923
Camping World Holdings, Inc., Class A	1,100	32,725
CarParts.Com, Inc.*	11,365	122,856
Dick’s Sporting Goods, Inc.	2,050	118,654
Dollar General Corp.	3,692	773,917
eBay, Inc.(a)	74,207	3,866,185

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Etsy, Inc.*	9,339	$1,135,903
Foot Locker, Inc.	9,936	328,186
Gap, Inc. (The)	52,964	901,977
Genuine Parts Co.	5,464	520,009
Guess?, Inc.	36,468	423,758
Hibbett Sports, Inc.*	1,881	73,773
Home Depot, Inc. (The)(a)	10,250	2,846,528
L Brands, Inc.	62,987	2,003,616
Lithia Motors, Inc., Class A	1,513	344,873
LKQ Corp.*	31,050	861,016
Lowe’s Cos., Inc.(a)	23,930	3,969,030
Lumber Liquidators Holdings, Inc.*	15,627	344,575
Macy’s, Inc.	258,523	1,473,581
MarineMax, Inc.*	4,492	115,310
Michaels Cos., Inc. (The)*	16,385	158,197
Murphy USA, Inc.(a)*	5,237	671,750
National Vision Holdings, Inc.*	14,984	572,988
ODP Corp. (The)(a)	18,440	358,658
O’Reilly Automotive, Inc.*	1,927	888,501
Pool Corp.	591	197,713
Qurate Retail, Inc., Series A	22,664	162,728
RH(a)*	7,934	3,035,707
Ross Stores, Inc.	1,858	173,389
Shoe Carnival, Inc.	1,322	44,393
Shutterstock, Inc.	2,469	128,487
Signet Jewelers Ltd. (Bermuda)	69,980	1,308,626
Sleep Number Corp.*	16,355	799,923
Sonic Automotive, Inc., Class A(a)	28,655	1,150,785
Sportsman’s Warehouse Holdings, Inc.*	10,210	146,105
Stamps.com, Inc.(a)*	4,909	1,182,824
Target Corp.	2,955	465,176
Tractor Supply Co.	7,208	1,033,195
Urban Outfitters, Inc.*	19,282	401,258
Williams-Sonoma, Inc.(a)	15,734	1,422,983
Zumiez, Inc.*	9,247	257,252

		54,200,591

Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc.*	2,921	239,493
Amkor Technology, Inc.*	36,775	411,880
Applied Materials, Inc.	36,028	2,141,865
Axcelis Technologies, Inc.*	12,369	272,118
Broadcom, Inc.	2,631	958,526

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Brooks Automation, Inc.	1,861	$86,090
CEVA, Inc.*	535	21,063
Cirrus Logic, Inc.*	10,145	684,280
Enphase Energy, Inc.(a)*	7,824	646,184
First Solar, Inc.*	11,615	768,913
Intel Corp.(a)	90,514	4,686,815
KLA Corp.(a)	6,865	1,330,025
Lam Research Corp.	1,762	584,544
Lattice Semiconductor Corp.*	23,792	689,016
MACOM Technology Solutions Holdings, Inc.(a)*	28,237	960,340
Marvell Technology Group Ltd. (Bermuda)	13,020	516,894
Maxim Integrated Products, Inc.(a)	14,446	976,694
Microchip Technology, Inc.	7,119	731,548
MKS Instruments, Inc.	2,067	225,778
Monolithic Power Systems, Inc.	1,825	510,288
NVIDIA Corp.	6,668	3,608,855
PDF Solutions, Inc.*	6	112
Power Integrations, Inc.	5,246	290,628
Qorvo, Inc.*	1,167	150,555
Skyworks Solutions, Inc.(a)	18,006	2,619,873
Synaptics, Inc.*	38,448	3,091,988
Texas Instruments, Inc.	1,583	226,037
Ultra Clean Holdings, Inc.*	31,222	670,024

		28,100,426

Software & Services — 14.0%
A10 Networks, Inc.*	1,260	8,026
Accenture PLC, Class A (Ireland)	5,841	1,320,008
ACI Worldwide, Inc.*	1,904	49,752
Adobe, Inc.*	3,776	1,851,864
Agilysys, Inc.*	204	4,929
Alarm.com Holdings, Inc.*	1,724	95,251
Alliance Data Systems Corp.	3,739	156,963
Anaplan, Inc.*	6,360	398,009
Automatic Data Processing, Inc.(a)	29,529	4,119,000
Black Knight, Inc.*	3,365	292,923
Blackbaud, Inc.	16,609	927,280
Broadridge Financial Solutions, Inc.(a)	7,631	1,007,292
CACI International, Inc., Class A*	454	96,775
Cadence Design Systems, Inc.*	17,871	1,905,585
Cardtronics PLC, Class A (United Kingdom)*	6,046	119,711

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
CGI, Inc. (Canada)*	1,976	$133,914
Citrix Systems, Inc.(a)	10,250	1,411,528
Cornerstone OnDemand, Inc.*	8,248	299,897
Crowdstrike Holdings, Inc., Class A*	1,591	218,476
Domo, Inc., Class B*	4,925	188,775
Envestnet, Inc.*	1,332	102,777
Evo Payments, Inc., Class A*	12	298
Fair Isaac Corp.*	427	181,637
Fiserv, Inc.*	8,558	881,902
FleetCor Technologies, Inc.*	7,155	1,703,606
Fortinet, Inc.*	14,655	1,726,506
Gartner, Inc.(a) *	9,505	1,187,650
Globant SA (Luxembourg)*	482	86,384
GoDaddy, Inc., Class A*	8,504	646,049
Guidewire Software, Inc.*	2,625	273,709
International Business Machines Corp.	16,794	2,043,326
International Money Express, Inc.*	253	3,634
Intuit, Inc.	10,203	3,328,321
Jack Henry & Associates, Inc.(a)	3,415	555,245
Leidos Holdings, Inc.	3,281	292,501
LiveRamp Holdings, Inc.*	4,350	225,200
Mastercard, Inc., Class A(a)	4,294	1,452,102
Microsoft Corp.(a)	36,258	7,626,145
MicroStrategy, Inc., Class A*	1,047	157,636
MobileIron, Inc.*	547	3,834
Model N, Inc.*	6,070	214,150
NortonLifeLock, Inc.	89,011	1,854,989
Nuance Communications, Inc.*	1,322	43,877
Oracle Corp.(a)	137,276	8,195,377
Paychex, Inc.	28,170	2,247,121
Paylocity Holding Corp.*	220	35,512
PayPal Holdings, Inc.*	18,277	3,601,117
Progress Software Corp.	3,162	115,982
PTC, Inc.*	17,511	1,448,510
QAD, Inc., Class A	111	4,684
Qualys, Inc.*	472	46,261
Sailpoint Technologies Holdings, Inc.(a)*	37,117	1,468,720
salesforce.com, Inc.*	2,228	559,941
Science Applications International Corp.	6,903	541,333
ServiceNow, Inc.(a)*	10,263	4,977,555

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
SPS Commerce, Inc.*	634	$49,370
SS&C Technologies Holdings, Inc.	7,885	477,200
SVMK, Inc.*	14,083	311,375
Synopsys, Inc.*	10,549	2,257,275
Teradata Corp.*	14,347	325,677
VeriSign, Inc.*	1,865	382,045
Virtusa Corp.*	4,362	214,436
Visa, Inc., Class A	10,663	2,132,280
Western Union Co. (The)	22,253	476,882
WEX, Inc.*	1,942	269,880
Workday, Inc., Class A*	4,671	1,004,872
Zoom Video Communications, Inc., Class A*	506	237,876

		70,578,717

Technology Hardware & Equipment — 5.6%
Amphenol Corp., Class A	5,863	634,787
Apple, Inc.(a)	92,956	10,765,234
Arrow Electronics, Inc.(a)*	14,612	1,149,380
Avnet, Inc.	1,680	43,411
Badger Meter, Inc.	4,713	308,089
Belden, Inc.	3,597	111,939
CDW Corp.	1,059	126,582
Celestica, Inc. (Canada)*	647	4,464
Cisco Systems, Inc.	81,108	3,194,844
CommScope Holding Co., Inc.*	7,315	65,835
Corning, Inc.	30,412	985,653
Diebold Nixdorf, Inc.*	26,843	205,081
EchoStar Corp., Class A*	400	9,956
FLIR Systems, Inc.(a)	20,508	735,212
Hewlett Packard Enterprise Co.	47,696	446,912
HP, Inc.	99,576	1,890,948
InterDigital, Inc.	4,605	262,761
Jabil, Inc.	3,221	110,351
Juniper Networks, Inc.	20,129	432,774
Lumentum Holdings, Inc.*	11,850	890,290
NCR Corp.*	14,996	332,011
NetApp, Inc.	12,363	541,994
NETGEAR, Inc.*	532	16,396
OSI Systems, Inc.*	208	16,143
PC Connection, Inc.	84	3,449
Sanmina Corp.*	11,238	303,988
Seagate Technology PLC (Ireland)	16,955	835,373
SYNNEX Corp.	7,459	1,044,708
TE Connectivity Ltd. (Switzerland)	5,452	532,878

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Trimble, Inc.*	1,382	$67,303
Ubiquiti, Inc.(a)	2,925	487,480
Vishay Intertechnology, Inc.	8,294	129,138
Western Digital Corp.(a)	22,570	824,934
Xerox Holdings Corp.	13,623	255,704
Zebra Technologies Corp., Class A*	2,315	584,445

		28,350,447

Telecommunication Services — 0.8%
AT&T, Inc.	41,420	1,180,884
CenturyLink, Inc.	17,732	178,916
Iridium Communications, Inc.*	19,042	487,094
T-Mobile US, Inc.*	7,758	887,205
Verizon Communications, Inc.	22,633	1,346,437

		4,080,536

Transportation — 1.8%
Alaska Air Group, Inc.	3,148	115,311
ArcBest Corp.	476	14,785
Atlas Air Worldwide Holdings, Inc.*	1,090	66,381
CH Robinson Worldwide, Inc.(a)	8,301	848,279
CSX Corp.	16,893	1,312,079
Expeditors International of Washington, Inc.	4,897	443,276
FedEx Corp.	3,050	767,136
Hub Group, Inc., Class A*	2,249	112,889
JB Hunt Transport Services, Inc.	2,880	363,974
Kansas City Southern	846	152,982
Marten Transport Ltd.	892	14,557
Norfolk Southern Corp.(a)	15,078	3,226,541
Old Dominion Freight Line, Inc.	1,297	234,653
Schneider National, Inc., Class B	6,516	161,141
SkyWest, Inc.	10,173	303,766
United Parcel Service, Inc., Class B	3,794	632,194
Werner Enterprises, Inc.	8,631	362,416

		9,132,360

Utilities — 1.9%
American Water Works Co., Inc.	721	104,458
CenterPoint Energy, Inc.	8,987	173,898
Dominion Energy, Inc.(a)	33,200	2,620,476
Duke Energy Corp.	4,219	373,635
Evergy, Inc.	20,737	1,053,854
Exelon Corp.(a)	27,664	989,265
FirstEnergy Corp.	5,746	164,968

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
MDU Resources Group, Inc.	42,601	$958,522
National Fuel Gas Co.	9,839	399,365
NiSource, Inc.	5,037	110,814
NRG Energy, Inc.	5,923	182,073
OGE Energy Corp.	8,978	269,250
PPL Corp.	86,012	2,340,387
York Water Co. (The)	2	85

		9,741,050

TOTAL COMMON STOCKS (Cost $394,593,710)		480,208,423

	Par Value
CORPORATE BONDS AND NOTES — 0.0%
Capital Goods — 0.0%
Mueller Industries, Inc. 6.00%, 03/01/2027	$785	785

TOTAL CORPORATE BONDS AND NOTES
(Cost $785)		785

TOTAL INVESTMENTS - 94.9%		480,209,208

(Cost $394,594,495)

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.1%		25,780,058

NET ASSETS - 100.0%		$505,989,266

(a)	Security position is either entirely or partially designated as collateral for total return swaps.
*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Over-the-counter total return swaps outstanding as of September 30, 2020

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures on July 23, 2025, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents (34.8)% of net assets as of September 30, 2020.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2020:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Long
Automobiles & Components
Adient PLC (Ireland)	Morgan Stanley	3,536	$61,694	$61,279	$(1,361)
American Axle & Manufacturing Holdings, Inc.	Morgan Stanley	50,633	392,538	292,152	(104,872)
BorgWarner, Inc.	Morgan Stanley	17,875	691,769	692,478	3,692
Cooper Tire & Rubber Co.	Morgan Stanley	7,045	242,707	223,327	(18,812)
General Motors Co.	Morgan Stanley	8,967	241,296	265,334	24,038
Gentherm, Inc.	Morgan Stanley	216	8,644	8,834	190
Standard Motor Products, Inc.	Morgan Stanley	84	3,654	3,751	96
Tenneco, Inc., Class A	Morgan Stanley	18,981	147,131	131,728	(16,117)
Thor Industries, Inc.	Morgan Stanley	3,629	370,016	345,698	(29,124)
XPEL, Inc.	Morgan Stanley	147	3,613	3,834	221

		111,113	2,163,062	2,028,415	(142,049)

Capital Goods
3M Co.	Morgan Stanley	2,972	476,954	476,055	2,417
AAR Corp.	Morgan Stanley	480	9,382	9,024	(358)
Acuity Brands, Inc.	Morgan Stanley	593	58,785	60,694	1,909
Advanced Drainage Systems, Inc.	Morgan Stanley	2,136	120,766	133,372	13,014
Albany International Corp., Class A	Morgan Stanley	3,308	172,565	163,779	(8,324)
AMETEK, Inc.	Morgan Stanley	2,766	258,534	274,940	16,880
Apogee Enterprises, Inc.	Morgan Stanley	2,910	64,205	62,187	(2,018)
Applied Industrial Technologies, Inc.	Morgan Stanley	132	7,086	7,273	187
Astec Industries, Inc.	Morgan Stanley	1,162	61,064	63,039	1,997
Atkore International Group, Inc.	Morgan Stanley	9,310	257,072	211,616	(45,456)
Barnes Group, Inc.	Morgan Stanley	978	36,364	34,954	(1,400)
BWX Technologies, Inc.	Morgan Stanley	5,330	295,514	300,132	5,285
Chart Industries, Inc.	Morgan Stanley	1	64	70	6
Comfort Systems USA, Inc.	Morgan Stanley	2,293	118,543	118,112	(341)
Cummins, Inc.	Morgan Stanley	7,562	1,436,326	1,596,792	175,456
Curtiss-Wright Corp.	Morgan Stanley	1,117	105,005	104,171	(646)
Deere & Co.	Morgan Stanley	279	59,718	61,835	2,328
Douglas Dynamics, Inc.	Morgan Stanley	19	658	650	(8)
Dover Corp.	Morgan Stanley	148	16,324	16,034	(290)
Dycom Industries, Inc.	Morgan Stanley	8,431	371,276	445,325	74,049
Emerson Electric Co.	Morgan Stanley	174	10,934	11,409	562
Encore Wire Corp.	Morgan Stanley	94	4,536	4,363	(172)
Enerpac Tool Group Corp.	Morgan Stanley	14	257	263	6

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
ESCO Technologies, Inc.	Morgan Stanley	145	$11,914	$11,681	$(222)
Evoqua Water Technologies Corp.	Morgan Stanley	8,922	183,783	189,325	5,542
Federal Signal Corp.	Morgan Stanley	403	11,873	11,788	(85)
Flowserve Corp.	Morgan Stanley	22	590	600	10
Fortive Corp.	Morgan Stanley	4,552	318,565	346,908	30,682
Fortune Brands Home & Security, Inc.	Morgan Stanley	710	57,237	61,429	4,296
Foundation Building Materials, Inc.	Morgan Stanley	937	14,845	14,730	(115)
Franklin Electric Co., Inc.	Morgan Stanley	377	21,100	22,179	1,117
Gibraltar Industries, Inc.	Morgan Stanley	650	33,820	42,341	9,109
GMS, Inc.	Morgan Stanley	17,494	428,405	421,605	(6,902)
Griffon Corp.	Morgan Stanley	1,088	23,211	21,260	(1,932)
Herc Holdings, Inc.	Morgan Stanley	4,608	170,297	182,523	12,226
Honeywell International, Inc.	Morgan Stanley	30	5,073	4,938	(135)
Howmet Aerospace, Inc.	Morgan Stanley	22,782	391,949	380,915	(11,035)
Hubbell, Inc.	Morgan Stanley	706	94,298	96,609	2,941
Huntington Ingalls Industries, Inc.	Morgan Stanley	494	71,484	69,531	(1,954)
Illinois Tool Works, Inc.	Morgan Stanley	1,399	275,020	270,301	(3,125)
ITT, Inc.	Morgan Stanley	1,152	67,488	68,026	705
John Bean Technologies Corp.	Morgan Stanley	992	96,403	91,155	(5,173)
Lockheed Martin Corp.	Morgan Stanley	1,221	464,896	467,985	6,005
Masco Corp.	Morgan Stanley	579	32,899	31,920	(979)
Middleby Corp. (The)	Morgan Stanley	3	270	269	(1)
MRC Global, Inc.	Morgan Stanley	64,279	397,886	275,114	(123,626)
Mueller Industries, Inc.	Morgan Stanley	7,637	219,348	206,657	(11,995)
National Presto Industries, Inc.	Morgan Stanley	30	2,662	2,456	(206)
NOW, Inc.	Morgan Stanley	66,015	577,208	299,708	(277,500)
PACCAR, Inc.	Morgan Stanley	1,993	171,752	169,963	(1,587)
Parker-Hannifin Corp.	Morgan Stanley	140	27,697	28,328	630
Pentair PLC (Ireland)	Morgan Stanley	2,060	88,158	94,286	6,128
Quanta Services, Inc.	Morgan Stanley	881	42,991	46,570	3,623
RBC Bearings, Inc.	Morgan Stanley	1,169	149,338	141,694	(7,643)
Regal Beloit Corp.	Morgan Stanley	809	75,035	75,941	1,498
Rexnord Corp.	Morgan Stanley	1	30	30	—
Roper Technologies, Inc.	Morgan Stanley	218	86,548	86,134	(414)
Shyft Group, Inc. (The)	Morgan Stanley	116	2,150	2,190	40
SiteOne Landscape Supply, Inc.	Morgan Stanley	140	16,835	17,073	153
Snap-on, Inc.	Morgan Stanley	4,242	603,764	624,125	25,055
SPX FLOW, Inc.	Morgan Stanley	15,883	628,054	680,110	52,056
Teledyne Technologies, Inc.	Morgan Stanley	143	45,178	44,360	(818)
Tennant Co.	Morgan Stanley	2	123	121	(2)
Timken Co. (The)	Morgan Stanley	625	34,105	33,888	(113)
Toro Co. (The)	Morgan Stanley	319	26,255	26,780	594
Trane Technologies PLC (Ireland)	Morgan Stanley	102	12,395	12,367	(28)
TransDigm Group, Inc.	Morgan Stanley	125	61,723	59,390	(2,334)
TriMas Corp.	Morgan Stanley	1	23	23	—
UFP Industries, Inc.	Morgan Stanley	1,112	62,882	62,839	(5)
United Rentals, Inc.	Morgan Stanley	2,161	353,302	377,095	23,803

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Univar Solutions, Inc.	Morgan Stanley	1,362	$23,794	$22,990	$(898)
Watsco, Inc.	Morgan Stanley	334	77,789	77,785	(4)
Woodward, Inc.	Morgan Stanley	1,648	135,257	132,104	(3,128)
WW Grainger, Inc.	Morgan Stanley	112	39,141	39,958	817

		295,134	10,678,775	10,604,186	(39,846)

Commercial & Professional Services
ABM Industries, Inc.	Morgan Stanley	7,996	290,219	293,133	4,350
ASGN, Inc.	Morgan Stanley	234	14,990	14,873	(117)
Cintas Corp.	Morgan Stanley	1,786	553,411	594,434	41,023
Clarivate PLC (Jersey)	Morgan Stanley	1,865	43,772	57,796	17,402
Clean Harbors, Inc.	Morgan Stanley	419	25,387	23,477	(2,505)
Covanta Holding Corp.	Morgan Stanley	8,170	79,205	63,318	(15,340)
Deluxe Corp.	Morgan Stanley	7,795	170,061	200,565	32,763
Ennis, Inc.	Morgan Stanley	27	467	471	4
Equifax, Inc.	Morgan Stanley	108	17,837	16,945	(849)
Exponent, Inc.	Morgan Stanley	77	5,609	5,546	(63)
FTI Consulting, Inc.	Morgan Stanley	6	638	636	(2)
Healthcare Services Group, Inc.	Morgan Stanley	705	14,676	15,179	511
ICF International, Inc.	Morgan Stanley	16	994	984	(9)
IHS Markit Ltd. (Bermuda)	Morgan Stanley	2,510	203,358	197,060	(6,298)
KAR Auction Services, Inc.	Morgan Stanley	117	1,658	1,685	27
ManpowerGroup, Inc.	Morgan Stanley	7,356	526,175	539,415	13,839
Nielsen Holdings PLC (United Kingdom).	Morgan Stanley	974	14,707	13,811	(992)
Republic Services, Inc.	Morgan Stanley	4,377	378,361	408,593	32,092
Robert Half International, Inc.	Morgan Stanley	586	31,642	31,023	(544)
Stantec, Inc. (Canada)	Morgan Stanley	39	1,176	1,183	10
Steelcase, Inc., Class A	Morgan Stanley	26,304	302,600	265,933	(36,667)
Tetra Tech, Inc.	Morgan Stanley	731	67,296	69,811	2,589
TriNet Group, Inc.	Morgan Stanley	502	32,636	29,779	(2,858)
TrueBlue, Inc.	Morgan Stanley	47	725	728	3
UniFirst Corp.	Morgan Stanley	99	18,162	18,748	1,051
Verisk Analytics, Inc.	Morgan Stanley	508	94,465	94,137	(210)
Waste Management, Inc.	Morgan Stanley	32	3,559	3,621	62

		73,386	2,893,786	2,962,884	79,272

Consumer Durables & Apparel
Capri Holdings Ltd. (British Virgin Islands)	Morgan Stanley	4,972	73,239	89,496	16,256
Carter’s, Inc.	Morgan Stanley	9,972	805,616	863,376	57,400
Cavco Industries, Inc.	Morgan Stanley	309	58,357	55,716	(2,642)
Deckers Outdoor Corp.	Morgan Stanley	931	191,961	204,829	15,064
DR Horton, Inc.	Morgan Stanley	122	8,685	9,227	542
Garmin Ltd. (Switzerland)	Morgan Stanley	1,178	112,709	111,745	(901)
G-III Apparel Group Ltd.	Morgan Stanley	23,016	277,573	301,740	24,167
Gildan Activewear, Inc. (Canada)	Morgan Stanley	7,321	139,324	144,004	4,680
Hanesbrands, Inc.	Morgan Stanley	10,597	166,839	166,903	79
Helen of Troy Ltd. (Bermuda)	Morgan Stanley	947	185,768	183,263	(2,505)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Durables & Apparel — (continued)
Kontoor Brands, Inc.	Morgan Stanley	2,151	$46,831	$52,054	$5,262
La-Z-Boy, Inc.	Morgan Stanley	1,331	42,782	42,100	(660)
Mohawk Industries, Inc.	Morgan Stanley	1,792	150,464	174,881	24,417
Nautilus, Inc.	Morgan Stanley	2,851	48,520	48,923	403
NIKE, Inc., Class B	Morgan Stanley	3,936	469,937	494,125	24,188
Polaris, Inc.	Morgan Stanley	4,197	430,849	395,945	(32,951)
PulteGroup, Inc.	Morgan Stanley	5,445	224,824	252,049	28,657
PVH Corp.	Morgan Stanley	11,233	605,533	669,936	64,403
Smith & Wesson Brands, Inc.	Morgan Stanley	6,413	107,186	99,530	(7,501)
Steven Madden Ltd.	Morgan Stanley	14,546	330,266	283,647	(46,812)
Sturm Ruger & Co., Inc.	Morgan Stanley	2,020	146,760	123,543	(20,382)
Tempur Sealy International, Inc.	Morgan Stanley	645	54,290	57,527	3,352
Tupperware Brands Corp.	Morgan Stanley	2,262	31,764	45,602	13,837
Whirlpool Corp.	Morgan Stanley	1,400	223,941	257,446	35,088
YETI Holdings, Inc.	Morgan Stanley	1,216	55,262	55,109	(153)

		120,803	4,989,280	5,182,716	203,288

Consumer Services
Adtalem Global Education, Inc.	Morgan Stanley	4,007	106,367	98,332	(8,035)
Bloomin’ Brands, Inc.	Morgan Stanley	485	7,484	7,406	(78)
Chipotle Mexican Grill, Inc.	Morgan Stanley	206	256,782	256,204	(578)
Darden Restaurants, Inc.	Morgan Stanley	5,335	447,716	537,448	97,930
El Pollo Loco Holdings, Inc.	Morgan Stanley	578	9,218	9,364	146
frontdoor, Inc.	Morgan Stanley	294	11,582	11,440	(143)
Graham Holdings Co., Class B	Morgan Stanley	30	11,939	12,123	185
Grand Canyon Education, Inc.	Morgan Stanley	172	14,705	13,750	(955)
Jack in the Box, Inc.	Morgan Stanley	31	2,459	2,459	—
Laureate Education, Inc., Class A	Morgan Stanley	16,941	191,010	224,976	33,967
McDonald’s Corp.	Morgan Stanley	1,380	307,603	302,896	(4,706)
MGM Resorts International	Morgan Stanley	5,587	123,498	121,517	(3,096)
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	10,405	160,684	178,030	17,346
Papa John’s International, Inc.	Morgan Stanley	3,837	338,887	315,708	(23,179)
Perdoceo Education Corp.	Morgan Stanley	3,908	55,089	47,834	(7,255)
Red Rock Resorts, Inc., Class A	Morgan Stanley	24,736	268,461	422,986	163,816
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	2,166	137,973	140,205	2,232
Service Corp. International	Morgan Stanley	655	26,556	27,628	1,084
Strategic Education, Inc.	Morgan Stanley	86	8,002	7,866	(133)
Wingstop, Inc.	Morgan Stanley	3,956	576,249	540,587	(35,428)
Yum! Brands, Inc.	Morgan Stanley	10,292	957,351	939,660	(13,458)

		95,087	4,019,615	4,218,419	219,662

Diversified Financials
Berkshire Hathaway, Inc., Class B	Morgan Stanley	23,363	5,160,088	4,974,917	(185,171)
BlackRock, Inc.	Morgan Stanley	1,634	904,079	920,841	16,761
Diamondpeak Holdings Corp., Class A	Morgan Stanley	7	186	180	129
Federated Hermes, Inc.	Morgan Stanley	1,640	35,367	35,276	(90)
Franklin Resources, Inc.	Morgan Stanley	7,326	145,099	149,084	5,479

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Diversified Financials — (continued)
Intercontinental Exchange, Inc.	Morgan Stanley	21	$2,102	$2,101	$(1)
Moody’s Corp.	Morgan Stanley	187	52,201	54,202	2,001
Nasdaq, Inc.	Morgan Stanley	979	120,893	120,133	(760)
S&P Global, Inc.	Morgan Stanley	1,178	414,203	424,787	10,583
Sprott, Inc. (Canada)	Morgan Stanley	32	1,142	1,092	(50)
T Rowe Price Group, Inc.	Morgan Stanley	1,029	129,795	131,938	2,144
Waddell & Reed Financial, Inc., Class A	Morgan Stanley	883	12,906	13,112	206

		38,279	6,978,061	6,827,663	(148,769)

Energy
Antero Midstream Corp.	Morgan Stanley	36,592	205,272	196,499	(8,773)
Cactus, Inc., Class A	Morgan Stanley	7,465	167,031	143,253	(23,119)
Canadian Natural Resources Ltd. (Canada)	Morgan Stanley	97,409	1,879,523	1,559,518	(297,250)
Cheniere Energy, Inc.	Morgan Stanley	302	15,925	13,974	(1,951)
Chevron Corp.	Morgan Stanley	71	5,081	5,112	31
Clean Energy Fuels Corp.	Morgan Stanley	16,320	43,174	40,474	(2,701)
Concho Resources, Inc.	Morgan Stanley	164	7,101	7,236	135
ConocoPhillips	Morgan Stanley	4,958	171,642	162,821	(10,160)
Core Laboratories NV (Netherlands)	Morgan Stanley	161	2,594	2,457	(138)
Crescent Point Energy Corp. (Canada)	Morgan Stanley	944	1,144	1,152	7
DHT Holdings, Inc. (Marshall Islands)	Morgan Stanley	35,917	199,147	185,332	2,330
DMC Global, Inc.	Morgan Stanley	1,423	41,552	46,874	5,825
EOG Resources, Inc.	Morgan Stanley	44,210	1,959,999	1,588,907	(371,092)
Halliburton Co.	Morgan Stanley	2,907	36,361	35,029	(1,332)
HollyFrontier Corp.	Morgan Stanley	10,270	242,024	202,422	(38,600)
Kinder Morgan, Inc.	Morgan Stanley	81,850	1,186,007	1,009,211	(154,923)
Kosmos Energy Ltd.	Morgan Stanley	61,092	108,624	59,601	(49,730)
Magnolia Oil & Gas Corp., Class A	Morgan Stanley	1,566	9,378	8,096	(1,282)
Murphy Oil Corp.	Morgan Stanley	29,037	356,352	259,010	(96,673)
Nordic American Tankers Ltd. (Bermuda)	Morgan Stanley	99,570	424,787	347,499	(58,636)
Phillips 66.	Morgan Stanley	3,032	179,628	157,179	(22,450)
Schlumberger NV (Curacao)	Morgan Stanley	1,170	18,899	18,205	(694)
World Fuel Services Corp.	Morgan Stanley	4,194	103,856	88,871	(14,579)

		540,624	7,365,101	6,138,732	(1,145,755)

Food & Staples Retailing
BJ’s Wholesale Club Holdings, Inc.	Morgan Stanley	4,161	173,296	172,890	(407)
Casey’s General Stores, Inc.	Morgan Stanley	830	145,171	147,450	2,278
Costco Wholesale Corp.	Morgan Stanley	827	286,891	293,585	6,694
Kroger Co. (The)	Morgan Stanley	947	31,616	32,113	496
SpartanNash Co.	Morgan Stanley	101	2,127	1,651	(456)
Sprouts Farmers Market, Inc.	Morgan Stanley	3,872	90,580	81,041	(9,539)
Sysco Corp.	Morgan Stanley	1,755	113,417	109,196	(4,733)
US Foods Holding Corp.	Morgan Stanley	8,460	197,482	187,981	(9,501)
Walgreens Boots Alliance, Inc.	Morgan Stanley	14,056	565,146	504,891	(53,818)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Food & Staples Retailing — (continued)
Walmart, Inc.	Morgan Stanley	2,537	$333,879	$354,952	$24,966

		37,546	1,939,605	1,885,750	(44,020)

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	17,027	707,916	657,923	(34,822)
Archer-Daniels-Midland Co.	Morgan Stanley	14,813	625,997	688,656	68,091
B&G Foods, Inc.	Morgan Stanley	12,797	370,076	355,373	(9,034)
Brown-Forman Corp., Class B	Morgan Stanley	97	7,311	7,306	(5)
Coca-Cola Co. (The)	Morgan Stanley	2,252	109,545	111,181	1,636
Coca-Cola Consolidated, Inc.	Morgan Stanley	395	104,928	95,069	(9,859)
Conagra Brands, Inc.	Morgan Stanley	1,550	53,793	55,351	1,557
Constellation Brands, Inc., Class A	Morgan Stanley	447	79,350	84,711	5,637
Flowers Foods, Inc.	Morgan Stanley	4,863	118,826	118,317	(43)
General Mills, Inc.	Morgan Stanley	4,978	295,858	307,043	11,185
JM Smucker Co. (The)	Morgan Stanley	3,108	346,028	359,036	14,521
Kellogg Co.	Morgan Stanley	2,352	162,564	151,916	(9,405)
Kraft Heinz Co. (The)	Morgan Stanley	19,880	661,581	595,406	(61,015)
McCormick & Co., Inc., non-voting shares	Morgan Stanley	190	36,315	36,879	563
Molson Coors Beverage Co., Class B	Morgan Stanley	13,618	497,491	457,020	(40,471)
Monster Beverage Corp.	Morgan Stanley	2,025	163,647	162,405	(1,242)
National Beverage Corp.	Morgan Stanley	137	8,789	9,317	528
PepsiCo, Inc.	Morgan Stanley	1,386	188,538	192,100	5,251
Philip Morris International, Inc.	Morgan Stanley	2,964	230,639	222,270	(5,129)
TreeHouse Foods, Inc.	Morgan Stanley	16,879	740,311	684,106	(57,113)
Turning Point Brands, Inc.	Morgan Stanley	14	396	391	(5)
Tyson Foods, Inc., Class A	Morgan Stanley	9,603	606,136	571,186	(31,410)

		131,375	6,116,035	5,922,962	(150,584)

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	9,605	1,035,392	1,045,312	9,920
Allscripts Healthcare Solutions, Inc.	Morgan Stanley	14,485	104,088	117,908	13,820
Anthem, Inc.	Morgan Stanley	60	15,178	16,115	937
Centene Corp.	Morgan Stanley	4,534	279,572	264,468	(15,103)
Cerner Corp.	Morgan Stanley	269	18,278	19,446	1,232
Cigna Corp.	Morgan Stanley	1,495	267,235	253,268	(13,967)
CVS Health Corp.	Morgan Stanley	16,344	1,040,200	954,490	(85,710)
Danaher Corp.	Morgan Stanley	2,237	455,028	481,693	27,094
DENTSPLY SIRONA, Inc.	Morgan Stanley	46	2,013	2,012	(2)
Ensign Group, Inc. (The)	Morgan Stanley	1,497	85,053	85,419	440
Globus Medical, Inc., Class A	Morgan Stanley	1,628	80,425	80,619	194
Hanger, Inc.	Morgan Stanley	50	812	791	(22)
HCA Healthcare, Inc.	Morgan Stanley	521	64,710	64,958	248
HealthStream, Inc.	Morgan Stanley	15	304	301	(3)
Hill-Rom Holdings, Inc.	Morgan Stanley	1,024	85,062	85,514	525
HMS Holdings Corp.	Morgan Stanley	671	15,897	16,070	173
Hologic, Inc.	Morgan Stanley	6,371	378,684	423,480	46,134
Humana, Inc.	Morgan Stanley	2,181	898,998	902,694	5,059

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
IDEXX Laboratories, Inc.	Morgan Stanley	1,005	$374,804	$395,076	$20,475
Integer Holdings Corp.	Morgan Stanley	1,744	124,812	102,913	(23,375)
Intuitive Surgical, Inc.	Morgan Stanley	507	358,584	359,737	1,153
iRhythm Technologies, Inc.	Morgan Stanley	552	120,311	131,437	11,125
Magellan Health, Inc.	Morgan Stanley	115	8,649	8,715	65
McKesson Corp.	Morgan Stanley	3,683	576,121	548,509	(26,092)
MEDNAX, Inc.	Morgan Stanley	1,269	20,904	20,659	(245)
Molina Healthcare, Inc.	Morgan Stanley	268	43,250	49,055	5,804
Natus Medical, Inc.	Morgan Stanley	15,170	323,108	259,862	(64,291)
Neogen Corp.	Morgan Stanley	170	13,000	13,303	303
NextGen Healthcare, Inc.	Morgan Stanley	236	2,999	3,007	7
Omnicell, Inc.	Morgan Stanley	2,302	155,221	171,867	16,766
Providence Service Corp. (The)	Morgan Stanley	241	22,017	22,391	375
Quidel Corp.	Morgan Stanley	1,842	294,356	404,098	105,334
ResMed, Inc.	Morgan Stanley	1,745	317,936	299,145	(18,332)
Select Medical Holdings Corp.	Morgan Stanley	469	9,178	9,764	586
Teladoc Health, Inc.	Morgan Stanley	5	995	1,096	101
Teleflex, Inc.	Morgan Stanley	5	1,702	1,702	—
Tivity Health, Inc.	Morgan Stanley	197	2,753	2,762	9
UnitedHealth Group, Inc.	Morgan Stanley	87	25,790	27,124	1,334
Universal Health Services, Inc., Class B	Morgan Stanley	3,416	367,220	365,580	(2,207)
Varian Medical Systems, Inc.	Morgan Stanley	1,280	221,574	220,160	(1,415)
West Pharmaceutical Services, Inc.	Morgan Stanley	490	130,173	134,701	4,527

		99,831	8,342,386	8,367,221	22,976

Household & Personal Products
Church & Dwight Co., Inc.	Morgan Stanley	1,804	169,245	169,053	97
Clorox Co. (The)	Morgan Stanley	3,222	715,174	677,168	(38,006)
Colgate-Palmolive Co.	Morgan Stanley	6,524	484,352	503,327	18,975
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	666	141,531	145,355	3,824
Procter & Gamble Co. (The)	Morgan Stanley	856	111,801	118,975	7,175
Spectrum Brands Holdings, Inc.	Morgan Stanley	919	53,236	52,530	(389)

		13,991	1,675,339	1,666,408	(8,324)

Materials
Amcor PLC (Jersey)	Morgan Stanley	45,381	501,909	501,460	1,866
Avient Corp.	Morgan Stanley	10,650	266,338	281,799	18,345
Boise Cascade Co.	Morgan Stanley	549	23,039	21,916	(1,108)
Cabot Corp.	Morgan Stanley	3,756	145,320	135,329	(8,856)
Carpenter Technology Corp.	Morgan Stanley	9,924	215,949	180,220	(34,467)
Century Aluminum Co.	Morgan Stanley	6,173	57,507	43,952	(13,555)
Chase Corp.	Morgan Stanley	4	385	382	(3)
Chemours Co. (The)	Morgan Stanley	593	12,070	12,400	329
Commercial Metals Co.	Morgan Stanley	42,811	876,255	855,364	(21,162)
Compass Minerals International, Inc.	Morgan Stanley	1,440	81,544	85,464	5,015
Dow, Inc.	Morgan Stanley	161	7,598	7,575	(23)
Eastman Chemical Co.	Morgan Stanley	569	43,563	44,450	1,218
Ecolab, Inc.	Morgan Stanley	7,290	1,388,759	1,456,834	71,495

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
Ferro Corp.	Morgan Stanley	2,407	$28,935	$29,847	$1,039
FMC Corp.	Morgan Stanley	9	953	953	4
Forterra, Inc.	Morgan Stanley	261	3,024	3,085	60
Freeport-McMoRan, Inc.	Morgan Stanley	555	8,940	8,680	(260)
FutureFuel Corp.	Morgan Stanley	32	357	364	7
GCP Applied Technologies, Inc.	Morgan Stanley	376	7,817	7,877	60
Golden Star Resources Ltd. (Canada)	Morgan Stanley	1,141	5,216	4,918	(298)
Hecla Mining Co.	Morgan Stanley	120,906	692,357	614,202	(78,106)
IAMGOLD Corp. (Canada)	Morgan Stanley	4,879	18,565	18,687	122
Innospec, Inc.	Morgan Stanley	4,931	392,328	312,231	(80,098)
International Paper Co.	Morgan Stanley	235	8,608	9,527	11,819
Kaiser Aluminum Corp.	Morgan Stanley	6,798	461,482	364,305	(97,178)
Linde PLC (Ireland)	Morgan Stanley	3	709	714	5
Louisiana-Pacific Corp.	Morgan Stanley	1,552	49,068	45,800	(3,141)
LyondellBasell Industries NV, Class A (Netherlands)	Morgan Stanley	3,284	225,414	231,489	9,745
Mosaic Co. (The)	Morgan Stanley	3,334	61,938	60,912	(1,026)
Neenah, Inc.	Morgan Stanley	1	38	37	(1)
Newmont Corp.	Morgan Stanley	3,817	243,295	242,189	(738)
Nucor Corp.	Morgan Stanley	3,596	154,652	161,317	8,055
Nutrien Ltd. (Canada)	Morgan Stanley	1,270	48,007	49,822	2,300
O-I Glass, Inc.	Morgan Stanley	9,148	103,010	96,877	(6,132)
Pan American Silver Corp. (Canada)	Morgan Stanley	1,441	45,621	46,328	707
PPG Industries, Inc.	Morgan Stanley	5,108	566,120	623,585	62,757
Pretium Resources, Inc. (Canada)	Morgan Stanley	643	8,128	8,256	128
Reliance Steel & Aluminum Co.	Morgan Stanley	5,216	525,847	532,241	9,689
Sealed Air Corp.	Morgan Stanley	511	19,591	19,832	300
Sonoco Products Co.	Morgan Stanley	1,389	73,170	70,936	(1,730)
Stepan Co.	Morgan Stanley	27	2,963	2,943	(20)
Summit Materials, Inc., Class A	Morgan Stanley	15,672	274,143	259,215	(16,266)
Tredegar Corp.	Morgan Stanley	61	927	907	(19)
Wheaton Precious Metals Corp. (Canada)	Morgan Stanley	614	29,639	30,129	490
Worthington Industries, Inc.	Morgan Stanley	605	24,281	24,672	391
Yamana Gold, Inc. (Canada)	Morgan Stanley	20,737	116,494	117,786	1,490

		349,860	7,821,873	7,627,808	(156,751)

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	1,069	86,628	86,536	(93)
Alphabet, Inc., Class A	Morgan Stanley	77	109,361	112,851	3,694
Cargurus, Inc.	Morgan Stanley	6,825	177,379	147,625	(29,755)
Charter Communications, Inc., Class A	Morgan Stanley	41	24,791	25,598	807
Clear Channel Outdoor Holdings, Inc.	Morgan Stanley	462	455	462	7
Discovery, Inc., Class A	Morgan Stanley	16,762	360,709	364,909	4,159
DISH Network Corp., Class A	Morgan Stanley	21,972	726,263	637,847	(88,416)
Electronic Arts, Inc.	Morgan Stanley	4,572	585,208	596,235	11,027
Facebook, Inc., Class A	Morgan Stanley	342	81,815	89,570	7,755

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment — (continued)
Fox Corp., Class A	Morgan Stanley	10,601	$273,576	$295,026	$25,587
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	16,136	297,871	268,987	(25,191)
John Wiley & Sons, Inc., Class A	Morgan Stanley	871	28,622	27,619	(1,003)
Match Group, Inc.	Morgan Stanley	598	61,495	66,169	5,720
MSG Networks, Inc., Class A	Morgan Stanley	11,610	119,448	111,108	(8,472)
Netflix, Inc.	Morgan Stanley	977	474,559	488,529	13,971
New York Times Co. (The), Class A	Morgan Stanley	18	765	770	5
News Corp., Class A	Morgan Stanley	133	1,940	1,865	(76)
Omnicom Group, Inc.	Morgan Stanley	269	13,509	13,316	(169)
Pinterest, Inc., Class A	Morgan Stanley	3,972	153,496	164,878	11,381
Sirius XM Holdings, Inc.	Morgan Stanley	11,623	59,761	62,299	2,538
Take-Two Interactive Software, Inc.	Morgan Stanley	1,365	216,689	225,525	8,836
Walt Disney Co. (The)	Morgan Stanley	2,099	275,352	260,444	(14,909)
Zillow Group, Inc., Class C	Morgan Stanley	5,520	454,543	560,777	110,097
Zynga, Inc., Class A	Morgan Stanley	3,511	31,848	32,020	39

		121,425	4,616,083	4,640,965	37,539

Pharmaceuticals, Biotechnology & Life Sciences
Agilent Technologies, Inc.	Morgan Stanley	10,331	1,011,332	1,042,811	31,479
Amneal Pharmaceuticals, Inc.	Morgan Stanley	501	1,931	1,944	13
Biogen, Inc.	Morgan Stanley	214	59,264	60,708	1,398
Bristol Myers Squibb Co.	Morgan Stanley	31,119	1,854,418	1,876,165	21,746
Catalent, Inc.	Morgan Stanley	603	50,640	51,653	1,013
Charles River Laboratories International, Inc.	Morgan Stanley	904	194,779	204,711	11,366
Corcept Therapeutics, Inc.	Morgan Stanley	6,924	90,018	120,512	32,436
Denali Therapeutics, Inc.	Morgan Stanley	557	19,982	19,957	(25)
Elanco Animal Health, Inc.	Morgan Stanley	14,230	360,613	397,444	36,831
Emergent BioSolutions, Inc.	Morgan Stanley	3,171	324,862	327,659	2,794
Horizon Therapeutics PLC (Ireland)	Morgan Stanley	3,295	239,769	255,956	17,347
Innoviva, Inc.	Morgan Stanley	4,684	59,498	48,948	(10,550)
Ironwood Pharmaceuticals, Inc.	Morgan Stanley	120	1,088	1,079	(8)
Johnson & Johnson	Morgan Stanley	3,958	584,569	589,267	8,308
Kura Oncology, Inc.	Morgan Stanley	93	2,733	2,850	117
Luminex Corp.	Morgan Stanley	2,183	54,425	57,304	3,031
Merck & Co., Inc.	Morgan Stanley	8,644	677,287	717,020	44,702
Mylan NV (Netherlands)	Morgan Stanley	331	4,832	4,909	77
Neurocrine Biosciences, Inc.	Morgan Stanley	355	35,126	34,137	(990)
PerkinElmer, Inc.	Morgan Stanley	583	68,570	73,172	4,602
Pfizer, Inc.	Morgan Stanley	4,880	177,488	179,096	1,608
Phibro Animal Health Corp., Class A	Morgan Stanley	7	122	122	(1)
Prestige Consumer Healthcare, Inc.	Morgan Stanley	2,439	92,146	88,828	(3,318)
Regeneron Pharmaceuticals, Inc.	Morgan Stanley	51	28,513	28,549	(320)
Thermo Fisher Scientific, Inc.	Morgan Stanley	363	147,685	160,272	12,666
Trillium Therapeutics, Inc. (Canada)	Morgan Stanley	1,077	13,297	15,304	2,007
United Therapeutics Corp.	Morgan Stanley	568	60,720	57,368	(4,064)
Vanda Pharmaceuticals, Inc.	Morgan Stanley	4,339	47,243	41,915	(5,670)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Waters Corp.	Morgan Stanley	307	$60,852	$60,074	$(779)
Zoetis, Inc.	Morgan Stanley	1,770	280,895	292,705	11,810

		108,601	6,604,697	6,812,439	219,626

Retailing
1-800-Flowers.com, Inc., Class A	Morgan Stanley	6,190	169,106	154,379	(14,728)
Aaron’s, Inc.	Morgan Stanley	11,035	607,915	625,133	17,434
Abercrombie & Fitch Co., Class A	Morgan Stanley	24,466	341,411	340,811	(599)
Advance Auto Parts, Inc.	Morgan Stanley	7,688	1,184,938	1,180,108	(4,167)
Amazon.com, Inc.	Morgan Stanley	42	126,294	132,247	5,953
Asbury Automotive Group, Inc.	Morgan Stanley	1,975	200,898	192,464	(8,435)
At Home Group, Inc.	Morgan Stanley	22,614	358,775	336,044	(22,731)
AutoNation, Inc.	Morgan Stanley	8,620	467,492	456,257	(11,236)
AutoZone, Inc.	Morgan Stanley	268	311,394	315,608	4,214
Best Buy Co., Inc.	Morgan Stanley	3,482	334,551	387,512	54,901
Big Lots, Inc.	Morgan Stanley	1,050	47,965	46,830	(771)
Booking Holdings, Inc.	Morgan Stanley	162	283,032	277,130	(5,902)
Buckle, Inc. (The)	Morgan Stanley	5,148	101,888	104,968	3,080
Camping World Holdings, Inc., Class A	Morgan Stanley	1,341	38,817	39,895	1,078
CarParts.Com, Inc.	Morgan Stanley	3,492	46,066	37,749	(8,317)
Dick’s Sporting Goods, Inc.	Morgan Stanley	572	32,622	33,107	474
eBay, Inc.	Morgan Stanley	1,389	74,310	72,367	(1,730)
Etsy, Inc.	Morgan Stanley	5,569	714,467	677,357	(37,110)
Foot Locker, Inc.	Morgan Stanley	22,023	687,735	727,420	39,684
Gap, Inc. (The)	Morgan Stanley	30,002	521,871	510,934	(11,377)
Genuine Parts Co.	Morgan Stanley	1,234	113,726	117,440	4,640
Hibbett Sports, Inc.	Morgan Stanley	2,047	72,720	80,283	7,511
Home Depot, Inc. (The)	Morgan Stanley	413	114,230	114,694	916
L Brands, Inc.	Morgan Stanley	2,152	63,835	68,455	5,299
Lithia Motors, Inc., Class A	Morgan Stanley	747	175,798	170,271	(5,526)
LKQ Corp.	Morgan Stanley	16,666	469,315	462,148	(7,310)
Lowe’s Cos., Inc.	Morgan Stanley	960	151,988	159,226	7,237
Lumber Liquidators Holdings, Inc.	Morgan Stanley	5,186	116,057	114,351	(1,705)
Macy’s, Inc.	Morgan Stanley	135,070	970,222	769,899	(200,323)
MarineMax, Inc.	Morgan Stanley	2,701	77,818	69,335	(8,484)
Michaels Cos., Inc. (The)	Morgan Stanley	8,829	90,354	85,244	(5,766)
Murphy USA, Inc.	Morgan Stanley	168	22,521	21,549	(972)
ODP Corp. (The)	Morgan Stanley	116	2,532	2,256	(393)
O’Reilly Automotive, Inc.	Morgan Stanley	529	247,060	243,911	(3,149)
Pool Corp.	Morgan Stanley	128	39,246	42,821	3,634
Qurate Retail, Inc., Series A	Morgan Stanley	8,865	63,802	63,651	(152)
RH	Morgan Stanley	1	283	383	100
Shoe Carnival, Inc.	Morgan Stanley	477	17,163	16,018	(1,145)
Shutterstock, Inc.	Morgan Stanley	651	32,684	33,878	1,289
Sportsman’s Warehouse Holdings, Inc.	Morgan Stanley	796	11,223	11,391	40
Stamps.com, Inc.	Morgan Stanley	1,190	277,403	286,731	8,405

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
Target Corp.	Morgan Stanley	1,256	$191,863	$197,719	$5,856
Tractor Supply Co.	Morgan Stanley	1,960	282,993	280,946	(1,824)
Urban Outfitters, Inc.	Morgan Stanley	6,776	149,149	141,008	(8,140)
Williams-Sonoma, Inc.	Morgan Stanley	288	25,212	26,047	842
Zumiez, Inc.	Morgan Stanley	3,321	90,612	92,390	1,778

		359,655	10,521,356	10,320,365	(197,627)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	Morgan Stanley	5,387	437,077	441,680	4,603
Amkor Technology, Inc.	Morgan Stanley	45,371	575,873	508,155	(67,718)
Applied Materials, Inc.	Morgan Stanley	1,769	101,056	105,167	4,280
Axcelis Technologies, Inc.	Morgan Stanley	4,670	117,809	102,740	(15,069)
Broadcom, Inc.	Morgan Stanley	6,889	2,292,924	2,509,800	237,060
Brooks Automation, Inc.	Morgan Stanley	165	7,414	7,633	228
CEVA, Inc.	Morgan Stanley	1,331	54,574	52,401	(2,172)
First Solar, Inc.	Morgan Stanley	5,631	375,154	372,772	(2,382)
Intel Corp.	Morgan Stanley	6,793	330,628	351,742	23,163
KLA Corp.	Morgan Stanley	847	155,308	164,098	8,993
Lam Research Corp.	Morgan Stanley	531	174,008	176,159	1,599
MACOM Technology Solutions Holdings, Inc.	Morgan Stanley	5,285	197,573	179,743	(17,831)
Marvell Technology Group Ltd. (Bermuda)	Morgan Stanley	3,576	139,008	141,967	2,959
Maxim Integrated Products, Inc.	Morgan Stanley	599	39,698	40,498	800
Microchip Technology, Inc.	Morgan Stanley	3,716	376,238	381,856	6,811
MKS Instruments, Inc.	Morgan Stanley	769	91,666	83,998	(7,591)
Monolithic Power Systems, Inc.	Morgan Stanley	242	61,522	67,666	6,590
NVIDIA Corp.	Morgan Stanley	52	25,189	28,143	2,954
PDF Solutions, Inc.	Morgan Stanley	1	19	19	(1)
Power Integrations, Inc.	Morgan Stanley	154	8,827	8,532	(400)
Qorvo, Inc.	Morgan Stanley	10,292	1,215,970	1,327,771	113,080
Skyworks Solutions, Inc.	Morgan Stanley	55	7,357	8,003	645
Synaptics, Inc.	Morgan Stanley	9	714	724	10
Texas Instruments, Inc.	Morgan Stanley	459	58,755	65,541	19,239

		104,593	6,844,361	7,126,808	319,850

Software & Services
A10 Networks, Inc.	Morgan Stanley	2,937	20,930	18,709	(2,222)
Accenture PLC, Class A (Ireland)	Morgan Stanley	2,490	567,668	562,715	(4,953)
ACI Worldwide, Inc.	Morgan Stanley	18,567	528,462	485,156	(43,307)
Adobe, Inc.	Morgan Stanley	302	140,625	148,110	7,484
Agilysys, Inc.	Morgan Stanley	921	23,046	22,251	(795)
Alarm.com Holdings, Inc.	Morgan Stanley	1,758	100,042	97,130	(3,177)
Alliance Data Systems Corp.	Morgan Stanley	11,278	504,800	473,450	(28,928)
Anaplan, Inc.	Morgan Stanley	1,838	111,262	115,022	3,760
Automatic Data Processing, Inc.	Morgan Stanley	525	68,313	73,232	4,919
Blackbaud, Inc.	Morgan Stanley	4,855	275,680	271,055	(4,626)
Broadridge Financial Solutions, Inc.	Morgan Stanley	1,409	188,131	185,988	(1,819)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
CACI International, Inc., Class A	Morgan Stanley	1,283	$269,256	$273,484	$4,229
Cadence Design Systems, Inc.	Morgan Stanley	817	81,867	87,117	5,250
CDK Global, Inc.	Morgan Stanley	3,377	155,913	147,203	(8,260)
CGI, Inc. (Canada)	Morgan Stanley	1,685	117,524	114,192	(3,332)
Citrix Systems, Inc.	Morgan Stanley	326	46,144	44,893	(1,136)
Cornerstone OnDemand, Inc.	Morgan Stanley	1,870	67,677	67,993	(18)
Crowdstrike Holdings, Inc., Class A	Morgan Stanley	644	89,026	88,434	(593)
Domo, Inc., Class B	Morgan Stanley	29	937	1,112	1,757
Envestnet, Inc.	Morgan Stanley	1,081	83,763	83,410	(353)
Evo Payments, Inc., Class A	Morgan Stanley	122	3,070	3,032	(38)
Fiserv, Inc.	Morgan Stanley	1,328	132,072	136,850	4,778
FleetCor Technologies, Inc.	Morgan Stanley	4	932	952	20
Fortinet, Inc.	Morgan Stanley	5	584	589	5
Globant SA (Luxembourg)	Morgan Stanley	251	43,394	44,984	1,639
GoDaddy, Inc., Class A	Morgan Stanley	8,904	626,498	676,437	49,939
Guidewire Software, Inc.	Morgan Stanley	1,757	190,143	183,202	(6,941)
International Business Machines Corp.	Morgan Stanley	5	597	608	11
International Money Express, Inc.	Morgan Stanley	69	1,038	991	(47)
Intuit, Inc.	Morgan Stanley	4,530	1,482,106	1,477,731	(5,938)
Jack Henry & Associates, Inc.	Morgan Stanley	183	30,959	29,754	(1,135)
LiveRamp Holdings, Inc.	Morgan Stanley	2,330	108,578	120,624	13,144
Mastercard, Inc., Class A	Morgan Stanley	177	59,112	59,856	744
Microsoft Corp.	Morgan Stanley	433	85,941	91,073	5,132
MicroStrategy, Inc., Class A	Morgan Stanley	2,103	251,839	316,628	65,514
Mobileiron, Inc.	Morgan Stanley	350	2,456	2,454	(2)
Model N, Inc.	Morgan Stanley	923	33,505	32,563	(997)
NortonLifeLock, Inc.	Morgan Stanley	2,034	42,368	42,389	20
Nuance Communications, Inc.	Morgan Stanley	1	27	33	7
Paychex, Inc.	Morgan Stanley	1,708	124,974	136,247	17,354
PayPal Holdings, Inc.	Morgan Stanley	2,320	420,519	457,110	43,640
Progress Software Corp.	Morgan Stanley	6,524	231,212	239,300	9,152
PTC, Inc.	Morgan Stanley	903	75,029	74,696	(333)
QAD, Inc., Class A	Morgan Stanley	35	1,463	1,477	16
Sailpoint Technologies Holding, Inc.	Morgan Stanley	2,951	111,843	116,771	4,928
salesforce.com, Inc.	Morgan Stanley	4,943	1,327,718	1,242,275	(85,443)
Science Applications International Corp.	Morgan Stanley	567	42,933	44,464	3,218
ServiceNow, Inc.	Morgan Stanley	30	13,659	14,550	891
SPS Commerce, Inc.	Morgan Stanley	9,298	680,715	724,035	44,759
SS&C Technologies Holdings, Inc.	Morgan Stanley	6,878	389,202	416,256	31,342
Synopsys, Inc.	Morgan Stanley	647	133,592	138,445	5,201
Teradata Corp.	Morgan Stanley	1,943	44,223	44,106	(125)
VeriSign, Inc.	Morgan Stanley	2,820	579,317	577,677	(1,636)
Virtusa Corp.	Morgan Stanley	1,485	52,263	73,003	20,834
Visa, Inc., Class A	Morgan Stanley	156	30,593	31,195	602
Western Union Co. (The)	Morgan Stanley	25,646	582,666	549,594	(27,220)
WEX, Inc.	Morgan Stanley	66	9,299	9,172	(127)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Workday, Inc., Class A	Morgan Stanley	1,228	$273,934	$264,180	$(9,754)
Zoom Video Communications, Inc., Class A	Morgan Stanley	268	96,085	125,989	29,904

		153,917	11,757,524	11,861,948	136,938

Technology Hardware & Equipment
Apple, Inc.	Morgan Stanley	2,546	261,898	294,852	33,176
Avnet, Inc.	Morgan Stanley	13,171	349,231	340,339	(6,094)
Badger Meter, Inc.	Morgan Stanley	2,918	186,724	190,750	4,966
Belden, Inc.	Morgan Stanley	352	11,813	10,954	(1,069)
CDW Corp.	Morgan Stanley	1,296	144,886	154,911	10,174
Celestica, Inc. (Canada)	Morgan Stanley	1,189	9,164	8,204	(960)
Ciena Corp.	Morgan Stanley	84	3,360	3,334	(26)
Cisco Systems, Inc.	Morgan Stanley	662	25,878	26,076	198
CommScope Holding Co., Inc.	Morgan Stanley	37,087	389,599	333,783	(55,816)
Corning, Inc.	Morgan Stanley	13,769	432,948	446,253	16,099
Diebold Nixdorf, Inc.	Morgan Stanley	75,142	477,145	574,085	97,715
EchoStar Corp., Class A	Morgan Stanley	41,073	1,095,828	1,022,307	(73,521)
FLIR Systems, Inc.	Morgan Stanley	10,626	442,446	380,942	(61,261)
Hewlett Packard Enterprise Co.	Morgan Stanley	39,802	389,114	372,945	(11,573)
HP, Inc.	Morgan Stanley	6,576	117,348	124,878	8,571
InterDigital, Inc.	Morgan Stanley	203	12,421	11,583	(838)
Jabil, Inc.	Morgan Stanley	1,430	45,210	48,992	4,044
Juniper Networks, Inc.	Morgan Stanley	431	9,210	9,267	57
Lumentum Holdings, Inc.	Morgan Stanley	304	22,092	22,840	747
NCR Corp.	Morgan Stanley	20,882	391,147	462,327	71,414
NetApp, Inc.	Morgan Stanley	18,937	841,641	830,198	(11,687)
NETGEAR, Inc.	Morgan Stanley	263	7,945	8,106	161
OSI Systems, Inc.	Morgan Stanley	1,607	110,478	124,719	15,748
PC Connection, Inc.	Morgan Stanley	75	3,092	3,079	(12)
Sanmina Corp.	Morgan Stanley	6,953	183,168	188,079	5,009
Seagate Technology PLC (Ireland)	Morgan Stanley	7,519	375,714	370,461	(385)
SYNNEX Corp.	Morgan Stanley	47	5,740	6,583	1,300
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	122	11,500	11,924	425
Trimble, Inc.	Morgan Stanley	362	17,417	17,629	212
Ubiquiti, Inc.	Morgan Stanley	19	3,001	3,166	165
Vishay Intertechnology, Inc.	Morgan Stanley	2,190	34,328	34,098	(189)
Western Digital Corp.	Morgan Stanley	1,917	71,350	70,066	(1,284)
Xerox Holdings Corp.	Morgan Stanley	42,644	716,755	800,428	95,689
Zebra Technologies Corp., Class A	Morgan Stanley	295	74,689	74,476	(213)

		352,493	7,274,280	7,382,634	140,942

Telecommunication Services
AT&T, Inc.	Morgan Stanley	71,352	2,131,908	2,034,246	(97,663)
CenturyLink, Inc.	Morgan Stanley	11,294	119,024	113,956	(2,993)
Iridium Communications, Inc.	Morgan Stanley	2,680	74,692	68,554	(6,138)
T-Mobile US, Inc.	Morgan Stanley	1,624	181,019	185,721	4,701

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Telecommunication Services — (continued)
Verizon Communications, Inc.	Morgan Stanley	18,129	$1,013,522	$1,078,494	$64,972

		105,079	3,520,165	3,480,971	(37,121)

Transportation
Alaska Air Group, Inc.	Morgan Stanley	21,320	858,915	780,952	(77,963)
ArcBest Corp.	Morgan Stanley	12,009	367,595	373,000	6,481
Atlas Air Worldwide Holdings, Inc.	Morgan Stanley	6,936	403,114	422,402	19,313
CH Robinson Worldwide, Inc.	Morgan Stanley	7,372	691,995	753,345	66,772
CSX Corp.	Morgan Stanley	5,796	425,166	450,175	26,692
Echo Global Logistics, Inc.	Morgan Stanley	5,806	151,595	149,621	(1,974)
Expeditors International of Washington, Inc.	Morgan Stanley	11,269	905,915	1,020,070	115,626
FedEx Corp.	Morgan Stanley	1,949	490,124	490,212	88
JB Hunt Transport Services, Inc.	Morgan Stanley	3,636	477,791	459,518	(17,384)
Kansas City Southern	Morgan Stanley	1	185	181	(4)
Marten Transport Ltd.	Morgan Stanley	257	4,185	4,194	9
Norfolk Southern Corp.	Morgan Stanley	16	3,411	3,424	12
Old Dominion Freight Line, Inc.	Morgan Stanley	107	19,251	19,358	107
Schneider National, Inc., Class B	Morgan Stanley	17,679	446,620	437,202	(8,298)
SkyWest, Inc.	Morgan Stanley	19,106	554,267	570,505	16,952
United Parcel Service, Inc., Class B	Morgan Stanley	1,050	164,085	174,961	11,797
Werner Enterprises, Inc.	Morgan Stanley	622	26,749	26,118	(632)

		114,931	5,990,963	6,135,238	157,594

Utilities
American Water Works Co., Inc.	Morgan Stanley	604	85,270	87,508	2,237
CenterPoint Energy, Inc.	Morgan Stanley	24,842	506,251	480,693	(23,169)
Dominion Energy, Inc.	Morgan Stanley	33	2,554	2,605	50
Duke Energy Corp.	Morgan Stanley	5,788	483,759	512,585	33,390
Exelon Corp.	Morgan Stanley	10,288	383,193	367,899	(13,598)
FirstEnergy Corp.	Morgan Stanley	36,491	1,002,108	1,047,657	59,394
MDU Resources Group, Inc.	Morgan Stanley	7,576	173,732	170,460	(2,238)
National Fuel Gas Co.	Morgan Stanley	2,724	120,778	110,567	(9,030)
NiSource, Inc.	Morgan Stanley	1,365	30,289	30,030	(259)
NRG Energy, Inc.	Morgan Stanley	30,018	995,924	922,753	(64,401)
OGE Energy Corp.	Morgan Stanley	324	10,036	9,717	(319)
PPL Corp.	Morgan Stanley	29,887	811,135	813,225	14,323
York Water Co. (The)	Morgan Stanley	1	43	42	7

		149,941	4,605,072	4,555,741	(3,613)

Total Reference Entity — Long			126,717,419	125,750,273	(536,772)

Short
Automobiles & Components
Aptiv PLC (Jersey)	Morgan Stanley	(21,718)	(1,880,735)	(1,991,106)	(111,506)
Dorman Products, Inc.	Morgan Stanley	(4,123)	(300,649)	(372,637)	(72,688)
Fiat Chrysler Automobiles NV (Netherlands)	Morgan Stanley	(160,263)	(1,775,202)	(1,958,414)	(185,188)
Ford Motor Co.	Morgan Stanley	(133,789)	(950,638)	(891,035)	90,068

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Automobiles & Components — (continued)
Fox Factory Holding Corp.	Morgan Stanley	(12,875)	$(1,109,053)	$(956,999)	$157,890
Goodyear Tire & Rubber Co. (The)	Morgan Stanley	(126,982)	(1,178,759)	(973,952)	204,096
LCI Industries	Morgan Stanley	(11,767)	(1,420,274)	(1,250,714)	160,923
Lear Corp.	Morgan Stanley	(2,870)	(345,740)	(312,974)	32,920

		(474,387)	(8,961,050)	(8,707,831)	276,515

Capital Goods
A.O. Smith Corp.	Morgan Stanley	(2,024)	(106,830)	(106,867)	(137)
AAON, Inc.	Morgan Stanley	(140)	(8,529)	(8,435)	89
Alamo Group, Inc.	Morgan Stanley	(2,291)	(236,294)	(247,497)	(11,540)
Allison Transmission Holdings, Inc.	Morgan Stanley	(7,391)	(277,296)	(259,720)	16,203
Ameresco, Inc., Class A	Morgan Stanley	(3,952)	(113,343)	(131,997)	(18,722)
American Woodmark Corp.	Morgan Stanley	(1,779)	(151,530)	(139,723)	11,716
Argan, Inc.	Morgan Stanley	(4,739)	(218,041)	(198,611)	19,664
Armstrong World Industries, Inc.	Morgan Stanley	(13,781)	(1,010,406)	(948,271)	60,863
Axon Enterprise, Inc.	Morgan Stanley	(13,088)	(1,093,767)	(1,187,082)	(93,975)
Beacon Roofing Supply, Inc.	Morgan Stanley	(8,721)	(256,739)	(270,961)	(15,719)
Bloom Energy Corp., Class A	Morgan Stanley	(29,280)	(439,174)	(526,162)	(87,253)
Boeing Co. (The)	Morgan Stanley	(22,407)	(3,763,211)	(3,702,981)	56,796
Carrier Global Corp.	Morgan Stanley	(14,330)	(428,536)	(437,638)	(9,937)
Caterpillar, Inc.	Morgan Stanley	(11,972)	(1,766,356)	(1,785,624)	(47,871)
Construction Partners, Inc., Class A	Morgan Stanley	(10,415)	(174,861)	(189,553)	(15,168)
EMCOR Group, Inc.	Morgan Stanley	(2,473)	(164,407)	(167,447)	(4,420)
EnerSys	Morgan Stanley	(5,454)	(363,618)	(366,072)	(3,846)
Graco, Inc.	Morgan Stanley	(6,551)	(379,276)	(401,904)	(22,857)
Hillenbrand, Inc.	Morgan Stanley	(36,913)	(1,063,587)	(1,046,853)	8,212
Hyster-Yale Materials Handling, Inc.	Morgan Stanley	(4,046)	(154,771)	(150,309)	3,082
Ingersoll Rand, Inc.	Morgan Stanley	(43,415)	(1,374,373)	(1,545,574)	(179,451)
Jacobs Engineering Group, Inc.	Morgan Stanley	(19,673)	(1,752,640)	(1,825,064)	(81,244)
JELD-WEN Holding, Inc.	Morgan Stanley	(11,891)	(225,960)	(268,737)	(43,165)
Johnson Controls International PLC (Ireland)	Morgan Stanley	(10,731)	(457,728)	(438,361)	15,392
Kennametal, Inc.	Morgan Stanley	(49,807)	(1,404,544)	(1,441,415)	(46,231)
Kratos Defense & Security Solutions, Inc.	Morgan Stanley	(25,387)	(485,113)	(489,461)	(4,665)
MasTec, Inc.	Morgan Stanley	(7,289)	(334,410)	(307,596)	26,682
Mercury Systems, Inc.	Morgan Stanley	(2,821)	(218,171)	(218,515)	(476)
Meritor, Inc.	Morgan Stanley	(37,561)	(879,679)	(786,527)	92,621
Mueller Water Products, Inc., Class A	Morgan Stanley	(89,501)	(911,121)	(929,915)	(24,449)
Navistar International Corp.	Morgan Stanley	(10,041)	(372,968)	(437,185)	(64,443)
Nordson Corp.	Morgan Stanley	(3,331)	(646,928)	(638,952)	7,224
NV5 Global, Inc.	Morgan Stanley	(13,822)	(765,186)	(729,387)	36,144
Patrick Industries, Inc.	Morgan Stanley	(8,565)	(553,592)	(492,659)	58,578
PGT Innovations, Inc.	Morgan Stanley	(25,758)	(437,076)	(451,280)	(14,516)
Proto Labs, Inc.	Morgan Stanley	(11,739)	(1,592,378)	(1,520,201)	66,735
Raytheon Technologies Corp.	Morgan Stanley	(18,797)	(1,179,543)	(1,081,579)	103,138
Resideo Technologies, Inc.	Morgan Stanley	(52,238)	(710,437)	(574,618)	138,642

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
REV Group, Inc.	Morgan Stanley	(1,483)	$(11,237)	$(11,701)	$(471)
Rockwell Automation, Inc.	Morgan Stanley	(1,264)	(290,222)	(278,939)	9,769
Sensata Technologies Holding PLC
(United Kingdom)	Morgan Stanley	(15,439)	(642,727)	(666,038)	(24,050)
Spirit AeroSystems Holdings, Inc., Class A	Morgan Stanley	(97,467)	(2,268,057)	(1,843,101)	433,143
Stanley Black & Decker, Inc.	Morgan Stanley	(18,955)	(2,912,277)	(3,074,501)	(175,801)
Sunrun, Inc.	Morgan Stanley	(15,124)	(642,165)	(1,165,607)	(606,965)
Systemax, Inc.	Morgan Stanley	(20)	(474)	(479)	(6)
Trex Co., Inc.	Morgan Stanley	(33,100)	(2,365,692)	(2,369,960)	(5,697)
Vicor Corp.	Morgan Stanley	(5,612)	(409,249)	(436,221)	(27,695)
Vivint Solar, Inc.	Morgan Stanley	(10,694)	(248,849)	(452,891)	(256,540)
Welbilt, Inc.	Morgan Stanley	(16,956)	(127,334)	(104,449)	23,052
WESCO International, Inc.	Morgan Stanley	(45,210)	(2,072,902)	(1,990,144)	81,506
Xylem, Inc.	Morgan Stanley	(20,357)	(1,624,610)	(1,712,431)	(91,186)

		(925,795)	(40,088,214)	(40,557,195)	(709,245)

Commercial & Professional Services
Casella Waste Systems, Inc., Class A	Morgan Stanley	(8,281)	(444,607)	(462,494)	(18,295)
Harsco Corp.	Morgan Stanley	(13,649)	(199,771)	(189,858)	9,793
IAA, Inc.	Morgan Stanley	(3,724)	(196,249)	(193,909)	2,224
Insperity, Inc.	Morgan Stanley	(3,829)	(257,462)	(250,761)	5,107
Knoll, Inc.	Morgan Stanley	(1,515)	(19,432)	(18,271)	1,149
US Ecology, Inc.	Morgan Stanley	(27,278)	(956,963)	(891,172)	65,435

		(58,276)	(2,074,484)	(2,006,465)	65,413

Consumer Durables & Apparel
Acushnet Holdings Corp.	Morgan Stanley	(8,829)	(307,475)	(296,743)	9,658
BRP, Inc., sub-voting shares (Canada)	Morgan Stanley	(2,451)	(107,580)	(129,462)	(22,639)
Callaway Golf Co.	Morgan Stanley	(89,706)	(1,732,920)	(1,716,973)	14,901
Canada Goose Holdings, Inc. (Canada)	Morgan Stanley	(6)	(190)	(193)	(3)
Columbia Sportswear Co.	Morgan Stanley	(8,421)	(688,753)	(732,459)	(45,415)
Crocs, Inc.	Morgan Stanley	(12,752)	(458,562)	(544,893)	(89,009)
GoPro, Inc., Class A	Morgan Stanley	(93,395)	(461,182)	(423,079)	37,824
Hasbro, Inc.	Morgan Stanley	(11,071)	(873,425)	(915,793)	(42,896)
iRobot Corp.	Morgan Stanley	(3,123)	(254,175)	(237,036)	17,121
Levi Strauss & Co., Class A	Morgan Stanley	(26,364)	(328,455)	(353,278)	(25,021)
Malibu Boats, Inc., Class A	Morgan Stanley	(3,027)	(154,251)	(150,018)	4,135
Oxford Industries, Inc.	Morgan Stanley	(5,051)	(230,173)	(203,858)	26,688
Ralph Lauren Corp.	Morgan Stanley	(7,787)	(583,336)	(529,282)	54,965
Skechers U.S.A., Inc., Class A	Morgan Stanley	(28,148)	(874,558)	(850,633)	24,404
Tapestry, Inc.	Morgan Stanley	(46,637)	(719,040)	(728,936)	(10,330)
Under Armour, Inc., Class C	Morgan Stanley	(183,023)	(1,742,403)	(1,800,946)	(59,595)
VF Corp.	Morgan Stanley	(16,229)	(1,054,777)	(1,140,087)	(96,573)
Vista Outdoor, Inc.	Morgan Stanley	(11,580)	(190,142)	(233,684)	(50,012)
Wolverine World Wide, Inc.	Morgan Stanley	(9,810)	(231,559)	(253,490)	(23,060)

		(567,410)	(10,992,956)	(11,240,843)	(274,857)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Services
Aramark	Morgan Stanley	(11,338)	$(311,333)	$(299,890)	$9,764
Bright Horizons Family Solutions, Inc.	Morgan Stanley	(8,432)	(1,117,323)	(1,282,001)	(165,353)
Carnival Corp. (Panama)	Morgan Stanley	(93,178)	(1,445,476)	(1,414,442)	30,161
Cheesecake Factory, Inc. (The)	Morgan Stanley	(43,777)	(1,052,729)	(1,214,374)	(167,375)
Choice Hotels International, Inc.	Morgan Stanley	(3,105)	(296,404)	(266,906)	29,050
Churchill Downs, Inc.	Morgan Stanley	(1,951)	(274,307)	(319,613)	(45,472)
Collectors Universe, Inc.	Morgan Stanley	(699)	(36,357)	(34,594)	1,742
Cracker Barrel Old Country Store, Inc.	Morgan Stanley	(3,562)	(421,154)	(408,419)	12,481
Dave & Buster’s Entertainment, Inc.	Morgan Stanley	(77,427)	(1,042,028)	(1,173,793)	(132,395)
Domino’s Pizza, Inc.	Morgan Stanley	(2,966)	(1,227,309)	(1,261,380)	(34,812)
Dunkin’ Brands Group, Inc.	Morgan Stanley	(6,560)	(505,633)	(537,330)	(32,100)
Everi Holdings, Inc.	Morgan Stanley	(33,461)	(199,347)	(276,053)	(76,827)
International Game Technology PLC (United Kingdom)	Morgan Stanley	(33,193)	(365,969)	(369,438)	(3,690)
K12, Inc.	Morgan Stanley	(40,012)	(1,853,756)	(1,053,916)	798,721
Las Vegas Sands Corp.	Morgan Stanley	(22,075)	(1,017,319)	(1,030,020)	(16,209)
Monarch Casino & Resort, Inc.	Morgan Stanley	(6,712)	(234,335)	(299,355)	(65,314)
Planet Fitness, Inc., Class A	Morgan Stanley	(96)	(5,703)	(5,915)	(225)
Restaurant Brands International, Inc. (Canada)	Morgan Stanley	(13,590)	(760,960)	(781,561)	(24,685)
ServiceMaster Global Holdings, Inc.	Morgan Stanley	(14,630)	(561,296)	(583,444)	(23,243)
Starbucks Corp.	Morgan Stanley	(6,809)	(563,658)	(585,029)	(43,459)
Texas Roadhouse, Inc.	Morgan Stanley	(14,028)	(758,182)	(852,762)	(100,841)
Twin River Worldwide Holdings, Inc.	Morgan Stanley	(365)	(8,973)	(9,588)	(621)
Wendy’s Co. (The)	Morgan Stanley	(5,067)	(109,302)	(112,969)	(3,733)
Wynn Resorts Ltd.	Morgan Stanley	(10,518)	(805,402)	(755,297)	49,618

		(453,551)	(14,974,255)	(14,928,089)	(4,817)

Diversified Financials
Assetmark Financial Holdings, Inc.	Morgan Stanley	(20)	(449)	(435)	13
Blucora, Inc.	Morgan Stanley	(113)	(1,072)	(1,064)	7
Invesco Ltd. (Bermuda)	Morgan Stanley	(13,411)	(149,053)	(153,020)	(4,057)
State Street Corp.	Morgan Stanley	(3,411)	(198,929)	(202,375)	(5,339)

		(16,955)	(349,503)	(356,894)	(9,376)

Energy
Cabot Oil & Gas Corp.	Morgan Stanley	(71,251)	(1,393,331)	(1,236,917)	157,399
ChampionX Corp.	Morgan Stanley	(63,131)	(566,303)	(504,417)	61,544
CNX Resources Corp.	Morgan Stanley	(63,766)	(716,765)	(601,951)	115,854
Comstock Resources, Inc.	Morgan Stanley	(1,939)	(8,634)	(8,493)	136
Continental Resources, Inc.	Morgan Stanley	(38,079)	(691,429)	(467,610)	224,840
Delek US Holdings, Inc.	Morgan Stanley	(152,256)	(2,772,199)	(1,694,609)	1,029,796
Diamondback Energy, Inc.	Morgan Stanley	(22,142)	(861,744)	(666,917)	187,682
Dril-Quip, Inc.	Morgan Stanley	(14,741)	(441,906)	(364,987)	76,652
Exxon Mobil Corp.	Morgan Stanley	(16,077)	(685,481)	(551,923)	124,829
Hess Corp.	Morgan Stanley	(24,335)	(1,125,583)	(996,032)	125,279
NexTier Oilfield Solutions, Inc.	Morgan Stanley	(53,466)	(147,032)	(98,912)	48,031
Occidental Petroleum Corp.	Morgan Stanley	(56,457)	(850,583)	(565,135)	284,484

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Oceaneering International, Inc.	Morgan Stanley	(34,068)	$(197,946)	$(119,919)	$77,907
ONEOK, Inc.	Morgan Stanley	(4,013)	(106,441)	(104,258)	2,119
Ovintiv, Inc.	Morgan Stanley	(73,048)	(804,443)	(596,072)	201,770
Parsley Energy, Inc., Class A	Morgan Stanley	(119,392)	(1,366,044)	(1,117,509)	241,971
PDC Energy, Inc.	Morgan Stanley	(41,293)	(643,758)	(511,827)	133,425
Pembina Pipeline Corp. (Canada)	Morgan Stanley	(58,108)	(1,443,739)	(1,233,633)	192,025
Pioneer Natural Resources Co.	Morgan Stanley	(3,547)	(390,420)	(305,006)	87,731
RPC, Inc.	Morgan Stanley	(106,277)	(349,651)	(280,571)	69,064
SFL Corp. Ltd. (Bermuda)	Morgan Stanley	(26,739)	(229,504)	(200,275)	23,270
Southwestern Energy Co.	Morgan Stanley	(1,061,374)	(2,738,412)	(2,494,229)	243,812
Suncor Energy, Inc. (Canada)	Morgan Stanley	(17,399)	(286,353)	(212,790)	72,846
TC Energy Corp. (Canada)	Morgan Stanley	(27,730)	(1,237,313)	(1,165,215)	55,706
Vermilion Energy, Inc. (Canada)	Morgan Stanley	(11,246)	(49,433)	(26,316)	23,088
WPX Energy, Inc.	Morgan Stanley	(147,267)	(880,455)	(721,608)	158,316

		(2,309,141)	(20,984,902)	(16,847,131)	4,019,576

Food & Staples Retailing
Grocery Outlet Holding Corp.	Morgan Stanley	(37,439)	(1,531,563)	(1,472,101)	58,537
Performance Food Group Co.	Morgan Stanley	(38,043)	(1,068,657)	(1,317,049)	(257,550)
Rite Aid Corp.	Morgan Stanley	(4,317)	(44,774)	(40,968)	3,779

		(79,799)	(2,644,994)	(2,830,118)	(195,234)

Food, Beverage & Tobacco
Beyond Meat, Inc.	Morgan Stanley	(1,981)	(264,856)	(328,965)	(96,600)
Calavo Growers, Inc.	Morgan Stanley	(10,062)	(624,081)	(666,809)	(43,105)
Campbell Soup Co.	Morgan Stanley	(3,647)	(175,731)	(176,405)	(781)
Freshpet, Inc.	Morgan Stanley	(1,822)	(160,864)	(203,426)	(43,097)
Hostess Brands, Inc.	Morgan Stanley	(31,611)	(399,089)	(389,764)	9,270
J&J Snack Foods Corp.	Morgan Stanley	(3,301)	(437,053)	(430,417)	4,462
Lamb Weston Holdings, Inc.	Morgan Stanley	(17,748)	(1,180,108)	(1,176,160)	3,235
MGP Ingredients, Inc.	Morgan Stanley	(14,078)	(537,921)	(559,460)	(23,544)
Pilgrim’s Pride Corp.	Morgan Stanley	(74,664)	(1,196,163)	(1,117,347)	78,094
Primo Water Corp. (Canada)	Morgan Stanley	(44,469)	(623,455)	(631,460)	(11,278)
Sanderson Farms, Inc.	Morgan Stanley	(16,309)	(1,863,053)	(1,923,973)	(67,662)
Simply Good Foods Co. (The)	Morgan Stanley	(22,110)	(532,409)	(487,525)	45,902
Universal Corp.	Morgan Stanley	(8,882)	(372,134)	(371,978)	(35)

		(250,684)	(8,366,917)	(8,463,689)	(145,139)

Health Care Equipment & Services
ABIOMED, Inc.	Morgan Stanley	(1,693)	(500,459)	(469,063)	32,937
Alcon, Inc. (Switzerland)	Morgan Stanley	(170)	(9,710)	(9,682)	23
Align Technology, Inc.	Morgan Stanley	(6,185)	(1,903,913)	(2,024,722)	(128,066)
Amedisys, Inc.	Morgan Stanley	(1,404)	(303,274)	(331,948)	(32,180)
AtriCure, Inc.	Morgan Stanley	(6,286)	(257,240)	(250,811)	6,273
Avanos Medical, Inc.	Morgan Stanley	(16,881)	(543,737)	(560,787)	(17,422)
Axogen, Inc.	Morgan Stanley	(34,274)	(412,488)	(398,607)	13,634
BioTelemetry, Inc.	Morgan Stanley	(13,851)	(569,276)	(631,329)	(63,383)
Boston Scientific Corp.	Morgan Stanley	(13,027)	(520,797)	(497,762)	24,437

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
Brookdale Senior Living, Inc.	Morgan Stanley	(57,207)	$(154,532)	$(145,306)	$9,218
Cantel Medical Corp.	Morgan Stanley	(5,107)	(267,760)	(224,402)	44,509
Cardiovascular Systems, Inc.	Morgan Stanley	(9,543)	(290,562)	(375,517)	(85,131)
Change Healthcare, Inc.	Morgan Stanley	(12,772)	(150,532)	(185,322)	(38,203)
Cooper Cos., Inc. (The)	Morgan Stanley	(5,438)	(1,628,787)	(1,833,259)	(205,455)
CorVel Corp.	Morgan Stanley	(699)	(58,492)	(59,716)	(1,259)
Edwards Lifesciences Corp.	Morgan Stanley	(7,106)	(568,757)	(567,201)	503
Encompass Health Corp.	Morgan Stanley	(5,575)	(371,574)	(362,264)	8,585
Envista Holdings Corp.	Morgan Stanley	(9,164)	(231,799)	(226,168)	5,491
Evolent Health, Inc., Class A	Morgan Stanley	(17,230)	(180,743)	(213,824)	(34,617)
Glaukos Corp.	Morgan Stanley	(24,444)	(1,004,404)	(1,210,467)	(211,893)
Guardant Health, Inc.	Morgan Stanley	(7,043)	(631,626)	(787,267)	(169,203)
Haemonetics Corp.	Morgan Stanley	(6,250)	(557,712)	(545,313)	12,063
HealthEquity, Inc.	Morgan Stanley	(21,928)	(1,235,246)	(1,126,441)	115,197
Henry Schein, Inc.	Morgan Stanley	(24,053)	(1,601,996)	(1,413,835)	194,047
Inovalon Holdings, Inc., Class A	Morgan Stanley	(7,705)	(167,847)	(203,797)	(36,051)
Laboratory Corp. of America Holdings	Morgan Stanley	(7,200)	(1,316,248)	(1,355,544)	(40,090)
Lantheus Holdings, Inc.	Morgan Stanley	(225)	(2,804)	(2,851)	(49)
LHC Group, Inc.	Morgan Stanley	(5,506)	(1,037,000)	(1,170,355)	(137,392)
LivaNova PLC (United Kingdom)	Morgan Stanley	(17,329)	(1,001,789)	(783,444)	222,526
Merit Medical Systems, Inc.	Morgan Stanley	(12,076)	(506,588)	(525,306)	(19,859)
Mesa Laboratories, Inc.	Morgan Stanley	(2,456)	(569,676)	(625,691)	(56,753)
NuVasive, Inc.	Morgan Stanley	(23,782)	(1,249,170)	(1,155,092)	93,289
OraSure Technologies, Inc.	Morgan Stanley	(63,338)	(808,121)	(770,823)	36,809
Penumbra, Inc.	Morgan Stanley	(6,003)	(1,243,762)	(1,166,863)	77,249
PetIQ, Inc.	Morgan Stanley	(39,700)	(1,437,564)	(1,306,924)	129,727
Phreesia, Inc.	Morgan Stanley	(4,922)	(145,259)	(158,144)	(12,973)
Progyny, Inc.	Morgan Stanley	(2,487)	(70,699)	(73,192)	(2,536)
RadNet, Inc.	Morgan Stanley	(27,968)	(450,383)	(429,309)	20,802
Simulations Plus, Inc.	Morgan Stanley	(365)	(26,682)	(27,506)	(840)
SmileDirectClub, Inc.	Morgan Stanley	(83,276)	(897,247)	(972,664)	(75,958)
STAAR Surgical Co.	Morgan Stanley	(11,005)	(609,451)	(622,443)	(13,360)
Tabula Rasa HealthCare, Inc.	Morgan Stanley	(26,322)	(1,431,774)	(1,073,148)	357,761
Tactile Systems Technology, Inc.	Morgan Stanley	(9,735)	(356,150)	(356,204)	(269)
US Physical Therapy, Inc.	Morgan Stanley	(1,177)	(98,558)	(102,258)	(3,949)
Vapotherm, Inc.	Morgan Stanley	(8,562)	(237,628)	(248,298)	(10,814)
Varex Imaging Corp.	Morgan Stanley	(1,399)	(16,826)	(17,795)	(980)
Vocera Communications, Inc.	Morgan Stanley	(16,624)	(395,984)	(483,426)	(89,140)
Wright Medical Group NV (Netherlands)	Morgan Stanley	(29,055)	(881,259)	(887,340)	(6,613)
Zynex, Inc.	Morgan Stanley	(14,784)	(294,451)	(257,981)	36,292

		(730,331)	(29,208,336)	(29,227,411)	(53,066)

Household & Personal Products
BellRing Brands, Inc., Class A	Morgan Stanley	(7,809)	(157,953)	(161,959)	(4,101)
Central Garden & Pet Co., Class A	Morgan Stanley	(15,062)	(517,380)	(544,341)	(27,614)
Coty, Inc., Class A	Morgan Stanley	(77,930)	(250,285)	(210,411)	39,723
Reynolds Consumer Products, Inc.	Morgan Stanley	(10,170)	(330,784)	(311,405)	18,651

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Household & Personal Products — (continued)
WD-40 Co.	Morgan Stanley	(4,681)	$(894,324)	$(886,160)	$7,676

		(115,652)	(2,150,726)	(2,114,276)	34,335

Materials
Air Products & Chemicals, Inc.	Morgan Stanley	(866)	(255,105)	(257,947)	(5,140)
Alamos Gold, Inc., Class A (Canada)	Morgan Stanley	(141,315)	(1,416,295)	(1,244,985)	168,802
Albemarle Corp.	Morgan Stanley	(8,937)	(785,830)	(797,895)	(16,094)
Amyris, Inc.	Morgan Stanley	(41,661)	(132,449)	(121,650)	10,719
Avery Dennison Corp.	Morgan Stanley	(4,039)	(504,352)	(516,346)	(12,299)
Balchem Corp.	Morgan Stanley	(2,434)	(243,449)	(237,631)	5,835
Ball Corp.	Morgan Stanley	(27,277)	(2,112,848)	(2,267,264)	(173,215)
Barrick Gold Corp. (Canada)	Morgan Stanley	(21,073)	(582,757)	(592,362)	(9,957)
Cleveland-Cliffs, Inc.	Morgan Stanley	(408,232)	(2,348,216)	(2,620,849)	(274,051)
Corteva, Inc.	Morgan Stanley	(49,128)	(1,432,835)	(1,415,378)	16,592
Domtar Corp.	Morgan Stanley	(9,359)	(272,876)	(245,861)	27,006
Eagle Materials, Inc.	Morgan Stanley	(5,838)	(470,279)	(503,936)	(33,942)
Equinox Gold Corp. (Canada)	Morgan Stanley	(80,558)	(925,506)	(943,334)	(18,887)
Fortuna Silver Mines, Inc. (Canada)	Morgan Stanley	(186,545)	(1,195,753)	(1,186,426)	8,320
Graphic Packaging Holding Co.	Morgan Stanley	(40,126)	(578,312)	(565,375)	9,512
Greif, Inc., Class A	Morgan Stanley	(319)	(11,446)	(11,551)	(67)
H.B. Fuller Co.	Morgan Stanley	(8,435)	(378,962)	(386,154)	(7,421)
Hudbay Minerals, Inc. (Canada)	Morgan Stanley	(36,565)	(125,784)	(154,670)	(29,316)
Kirkland Lake Gold Ltd. (Canada)	Morgan Stanley	(21,269)	(1,011,128)	(1,036,438)	(30,471)
Livent Corp.	Morgan Stanley	(265,438)	(1,868,684)	(2,380,979)	(519,731)
Methanex Corp. (Canada)	Morgan Stanley	(37,047)	(734,642)	(903,947)	(172,238)
New Gold, Inc. (Canada)	Morgan Stanley	(72,765)	(112,079)	(123,701)	(13,199)
Olin Corp.	Morgan Stanley	(83,939)	(964,430)	(1,039,165)	(80,239)
Packaging Corp. of America	Morgan Stanley	(3,187)	(348,695)	(347,542)	942
Quaker Chemical Corp.	Morgan Stanley	(4,855)	(991,835)	(872,492)	118,744
Scotts Miracle-Gro Co. (The)	Morgan Stanley	(1,485)	(252,969)	(227,071)	18,089
Seabridge Gold, Inc. (Canada)	Morgan Stanley	(1,667)	(30,667)	(31,306)	(658)
Silgan Holdings, Inc.	Morgan Stanley	(2,929)	(111,783)	(107,699)	3,820
Teck Resources Ltd., Class B (Canada)	Morgan Stanley	(17,321)	(244,513)	(241,108)	3,182
Tronox Holdings PLC, Class A (United Kingdom)	Morgan Stanley	(103,033)	(789,233)	(810,870)	(29,839)
United States Steel Corp.	Morgan Stanley	(320,716)	(2,460,577)	(2,354,055)	102,455
Warrior Met Coal, Inc.	Morgan Stanley	(45,636)	(728,607)	(779,463)	(52,834)
Westlake Chemical Corp.	Morgan Stanley	(3,866)	(214,157)	(244,408)	(34,183)

		(2,057,860)	(24,637,053)	(25,569,858)	(1,019,763)

Media & Entertainment
Cardlytics, Inc.	Morgan Stanley	(1,540)	(101,409)	(108,678)	(7,330)
Cinemark Holdings, Inc.	Morgan Stanley	(82,069)	(1,118,740)	(820,690)	297,374
Comcast Corp., Class A	Morgan Stanley	(67,939)	(3,098,220)	(3,142,858)	(65,598)
Eventbrite, Inc., Class A	Morgan Stanley	(23,610)	(202,103)	(256,169)	(56,656)
EW Scripps Co. (The), Class A	Morgan Stanley	(15,041)	(156,878)	(172,069)	(16,050)
Glu Mobile, Inc.	Morgan Stanley	(226,906)	(1,824,483)	(1,741,504)	81,647
iHeartMedia, Inc., Class A	Morgan Stanley	(19,408)	(172,335)	(157,593)	14,638

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment — (continued)
Live Nation Entertainment, Inc.	Morgan Stanley	(15,760)	$(846,296)	$(849,149)	$(3,364)
Madison Square Garden Entertainment Corp.	Morgan Stanley	(227)	(16,799)	(15,547)	1,243
Madison Square Garden Sports Corp.	Morgan Stanley	(2,561)	(390,557)	(385,379)	5,061
Meredith Corp.	Morgan Stanley	(3,622)	(45,543)	(47,521)	(2,005)
Sciplay Corp., Class A	Morgan Stanley	(6,100)	(95,272)	(98,942)	(3,727)
Sinclair Broadcast Group, Inc., Class A	Morgan Stanley	(18,165)	(366,249)	(349,313)	13,602
TEGNA, Inc.	Morgan Stanley	(14,068)	(167,138)	(165,299)	564
TripAdvisor, Inc.	Morgan Stanley	(108,078)	(2,319,968)	(2,117,248)	201,320
ViacomCBS, Inc., Class B	Morgan Stanley	(7,285)	(199,602)	(204,053)	(7,038)
Yelp, Inc.	Morgan Stanley	(38,098)	(841,240)	(765,389)	75,344

		(650,477)	(11,962,832)	(11,397,401)	529,025

Pharmaceuticals, Biotechnology & Life Sciences
Adaptive Biotechnologies Corp.	Morgan Stanley	(25,012)	(1,010,022)	(1,216,334)	(212,948)
Adverum Biotechnologies, Inc.	Morgan Stanley	(8,677)	(140,697)	(89,373)	51,239
Aerie Pharmaceuticals, Inc.	Morgan Stanley	(12,499)	(155,979)	(147,113)	8,800
Agios Pharmaceuticals, Inc.	Morgan Stanley	(1,393)	(48,491)	(48,755)	(294)
Alector, Inc.	Morgan Stanley	(22,657)	(500,880)	(238,692)	261,886
Amicus Therapeutics, Inc.	Morgan Stanley	(394)	(5,502)	(5,563)	(131)
ANI Pharmaceuticals, Inc.	Morgan Stanley	(590)	(16,603)	(16,644)	(526)
Arcturus Therapeutics Holdings, Inc.	Morgan Stanley	(4,001)	(163,633)	(171,643)	(8,109)
Arrowhead Pharmaceuticals, Inc.	Morgan Stanley	(719)	(31,498)	(30,960)	519
Arvinas, Inc.	Morgan Stanley	(21,575)	(678,590)	(509,386)	168,794
Aurinia Pharmaceuticals, Inc. (Canada)	Morgan Stanley	(19,554)	(280,306)	(288,030)	(7,894)
Bausch Health Cos, Inc. (Canada)	Morgan Stanley	(107,657)	(1,833,314)	(1,672,990)	159,149
Bridgebio Pharma, Inc.	Morgan Stanley	(4,708)	(145,154)	(176,644)	(33,541)
Castle Biosciences, Inc.	Morgan Stanley	(109)	(5,458)	(5,608)	(154)
Codexis, Inc.	Morgan Stanley	(33,076)	(399,558)	(388,312)	11,005
Constellation Pharmaceuticals, Inc.	Morgan Stanley	(582)	(11,233)	(11,791)	(565)
Cronos Group, Inc. (Canada)	Morgan Stanley	(28,099)	(148,474)	(140,776)	7,608
Dicerna Pharmaceuticals, Inc.	Morgan Stanley	(1,789)	(40,266)	(32,184)	8,051
Dynavax Technologies Corp.	Morgan Stanley	(19,090)	(85,158)	(82,469)	2,638
Epizyme, Inc.	Morgan Stanley	(13,796)	(193,853)	(164,586)	29,149
Exelixis, Inc.	Morgan Stanley	(3,114)	(76,796)	(76,137)	612
Flexion Therapeutics, Inc.	Morgan Stanley	(195)	(2,045)	(2,030)	14
Intersect ENT, Inc.	Morgan Stanley	(15,696)	(275,151)	(256,002)	19,094
Karuna Therapeutics, Inc.	Morgan Stanley	(101)	(7,890)	(7,809)	75
Medpace Holdings, Inc.	Morgan Stanley	(1,068)	(130,763)	(119,349)	11,122
Mettler-Toledo International, Inc.	Morgan Stanley	(244)	(218,977)	(235,643)	(16,951)
Molecular Templates, Inc.	Morgan Stanley	(51)	(537)	(557)	(38)
Myriad Genetics, Inc.	Morgan Stanley	(32,842)	(408,313)	(428,260)	(20,613)
NanoString Technologies, Inc.	Morgan Stanley	(14,279)	(512,583)	(638,271)	(126,970)
NeoGenomics, Inc.	Morgan Stanley	(18,838)	(690,530)	(694,934)	(4,954)
NGM Biopharmaceuticals, Inc.	Morgan Stanley	(445)	(7,183)	(7,080)	99
OPKO Health, Inc.	Morgan Stanley	(21,997)	(71,753)	(81,169)	(9,885)
Pacific Biosciences of California, Inc.	Morgan Stanley	(112,559)	(441,231)	(1,110,957)	(685,772)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Pacira BioSciences, Inc.	Morgan Stanley	(17,944)	$(1,051,655)	$(1,078,793)	$(29,082)
Perrigo Co. PLC (Ireland)	Morgan Stanley	(10,299)	(580,761)	(472,827)	114,042
PRA Health Sciences, Inc.	Morgan Stanley	(10,281)	(1,071,351)	(1,042,905)	28,177
PTC Therapeutics, Inc.	Morgan Stanley	(13,431)	(643,761)	(627,899)	15,580
Reata Pharmaceuticals, Inc., Class A	Morgan Stanley	(16,591)	(2,058,044)	(1,616,295)	440,506
REGENXBIO, Inc.	Morgan Stanley	(26,168)	(955,443)	(720,143)	234,716
Supernus Pharmaceuticals, Inc.	Morgan Stanley	(5,987)	(142,643)	(124,769)	18,448
Syneos Health, Inc.	Morgan Stanley	(4,799)	(299,985)	(255,115)	48,941
Theravance Biopharma, Inc. (Cayman Islands)	Morgan Stanley	(26,673)	(539,415)	(394,360)	144,730
Translate Bio, Inc.	Morgan Stanley	(3,553)	(46,567)	(48,356)	(1,818)
Tricida, Inc.	Morgan Stanley	(16,860)	(242,616)	(152,752)	89,718
Vericel Corp.	Morgan Stanley	(336)	(6,095)	(6,226)	(135)
Zogenix, Inc.	Morgan Stanley	(2,614)	(47,202)	(46,869)	304
Zymeworks, Inc. (Canada)	Morgan Stanley	(17,618)	(538,433)	(820,646)	(290,082)

		(720,560)	(16,962,392)	(16,504,006)	424,554

Retailing
American Eagle Outfitters, Inc.	Morgan Stanley	(103,738)	(1,508,165)	(1,536,360)	(29,105)
Boot Barn Holdings, Inc.	Morgan Stanley	(12,564)	(248,709)	(353,551)	(115,072)
Burlington Stores, Inc.	Morgan Stanley	(19,408)	(3,950,941)	(3,999,795)	(52,481)
CarMax, Inc.	Morgan Stanley	(3,989)	(371,158)	(366,629)	4,305
Core-Mark Holding Co., Inc.	Morgan Stanley	(9,495)	(249,081)	(274,690)	(27,792)
Expedia Group, Inc.	Morgan Stanley	(36,466)	(3,204,766)	(3,343,568)	(163,451)
Five Below, Inc.	Morgan Stanley	(1,067)	(116,452)	(135,509)	(19,127)
Floor & Decor Holdings, Inc., Class A	Morgan Stanley	(38,711)	(2,730,307)	(2,895,583)	(169,034)
Grubhub, Inc.	Morgan Stanley	(12,239)	(856,080)	(885,247)	(32,074)
Hudson Ltd., Class A (Bermuda)	Morgan Stanley	(17,309)	(127,495)	(131,548)	(4,131)
Monro, Inc.	Morgan Stanley	(43,085)	(2,580,708)	(1,747,958)	822,457
Nordstrom, Inc.	Morgan Stanley	(179,330)	(2,592,389)	(2,137,614)	453,211
Penske Automotive Group, Inc.	Morgan Stanley	(6,822)	(318,583)	(325,137)	(6,746)
PetMed Express, Inc.	Morgan Stanley	(18,117)	(604,484)	(572,859)	30,493
Sally Beauty Holdings, Inc.	Morgan Stanley	(17,130)	(234,510)	(148,860)	85,508
Stitch Fix, Inc., Class A	Morgan Stanley	(80,342)	(1,927,726)	(2,179,678)	(272,688)
Tiffany & Co.	Morgan Stanley	(7,787)	(965,359)	(902,124)	58,569
Ulta Beauty, Inc.	Morgan Stanley	(11,340)	(2,682,286)	(2,539,933)	145,853

		(618,939)	(25,269,199)	(24,476,643)	708,695

Semiconductors & Semiconductor Equipment
Advanced Energy Industries, Inc.	Morgan Stanley	(13,689)	(983,144)	(861,586)	122,326
Ambarella, Inc. (Cayman Islands)	Morgan Stanley	(5,429)	(275,112)	(283,285)	(8,339)
Cohu, Inc.	Morgan Stanley	(33)	(580)	(567)	13
Cree, Inc.	Morgan Stanley	(47,633)	(3,007,671)	(3,036,127)	(30,272)
Ichor Holdings Ltd. (Cayman Islands)	Morgan Stanley	(13,966)	(396,859)	(301,247)	95,373
MaxLinear, Inc.	Morgan Stanley	(7,391)	(194,901)	(171,767)	23,034
Onto Innovation, Inc.	Morgan Stanley	(15,019)	(543,120)	(447,266)	95,512
Photronics, Inc.	Morgan Stanley	(2,145)	(21,324)	(21,364)	(53)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Semiconductors & Semiconductor Equipment — (continued)
Universal Display Corp.	Morgan Stanley	(14,303)	$(2,566,278)	$(2,585,124)	$(22,250)

		(119,608)	(7,988,989)	(7,708,333)	275,344

Software & Services
8x8, Inc.	Morgan Stanley	(149,179)	(2,470,547)	(2,319,733)	149,322
Akamai Technologies, Inc.	Morgan Stanley	(7,935)	(893,796)	(877,135)	15,958
Altair Engineering, Inc., Class A	Morgan Stanley	(17,311)	(674,704)	(726,716)	(52,419)
Alteryx, Inc., Class A	Morgan Stanley	(33,588)	(3,828,400)	(3,813,917)	12,171
Avaya Holdings Corp.	Morgan Stanley	(16,725)	(207,892)	(254,220)	(49,998)
BlackBerry Ltd. (Canada)	Morgan Stanley	(21,886)	(103,740)	(100,457)	3,456
Ceridian HCM Holding, Inc.	Morgan Stanley	(37,479)	(2,872,638)	(3,097,639)	(226,736)
Cloudflare, Inc., Class A	Morgan Stanley	(12,166)	(418,029)	(499,536)	(94,740)
CommVault Systems, Inc.	Morgan Stanley	(8,414)	(324,780)	(343,291)	(19,598)
Conduent, Inc.	Morgan Stanley	(131,329)	(269,224)	(417,626)	(151,413)
Coupa Software, Inc.	Morgan Stanley	(6,297)	(1,564,031)	(1,726,889)	(165,329)
Datadog, Inc., Class A	Morgan Stanley	(2,687)	(225,467)	(274,504)	(49,174)
Digital Turbine, Inc.	Morgan Stanley	(7,792)	(145,549)	(255,110)	(109,649)
DXC Technology Co.	Morgan Stanley	(10,696)	(187,501)	(190,924)	(4,203)
Euronet Worldwide, Inc.	Morgan Stanley	(2,452)	(248,185)	(223,377)	27,451
Everbridge, Inc.	Morgan Stanley	(12,490)	(1,591,593)	(1,570,368)	20,264
Fastly, Inc., Class A	Morgan Stanley	(9,280)	(767,666)	(869,350)	(142,760)
Fidelity National Information Services, Inc.	Morgan Stanley	(3,255)	(471,942)	(479,169)	(8,718)
Global Payments, Inc.	Morgan Stanley	(10,472)	(1,859,114)	(1,859,618)	(2,043)
LivePerson, Inc.	Morgan Stanley	(4,455)	(175,393)	(231,615)	(62,556)
Manhattan Associates, Inc.	Morgan Stanley	(5,723)	(547,348)	(546,489)	439
ManTech International Corp., Class A	Morgan Stanley	(4,786)	(335,635)	(329,660)	3,914
MAXIMUS, Inc.	Morgan Stanley	(8,023)	(622,628)	(548,853)	73,689
Medallia, Inc.	Morgan Stanley	(39,741)	(1,209,990)	(1,089,698)	121,555
New Relic, Inc.	Morgan Stanley	(34,354)	(1,933,244)	(1,936,191)	(4,114)
Nutanix, Inc., Class A	Morgan Stanley	(35,245)	(788,783)	(781,734)	6,872
PagerDuty, Inc.	Morgan Stanley	(18,727)	(456,165)	(507,689)	(51,800)
Paycom Software, Inc.	Morgan Stanley	(701)	(213,039)	(218,221)	(5,311)
Ping Identity Holding Corp.	Morgan Stanley	(43,613)	(1,407,100)	(1,361,162)	45,089
Proofpoint, Inc.	Morgan Stanley	(4,753)	(554,953)	(501,679)	52,939
PROS Holdings, Inc.	Morgan Stanley	(20,112)	(775,188)	(642,377)	132,343
Sabre Corp.	Morgan Stanley	(213,377)	(1,534,106)	(1,389,084)	144,095
Slack Technologies, Inc., Class A	Morgan Stanley	(61,476)	(1,865,905)	(1,651,245)	226,592
Smartsheet, Inc., Class A	Morgan Stanley	(21,474)	(1,008,426)	(1,061,245)	(56,454)
Splunk, Inc.	Morgan Stanley	(7,195)	(1,442,321)	(1,353,595)	77,538
Switch, Inc., Class A	Morgan Stanley	(78,355)	(1,373,689)	(1,223,122)	146,340
Tucows, Inc., Class A	Morgan Stanley	(3,864)	(235,638)	(266,230)	(30,734)
Upland Software, Inc.	Morgan Stanley	(11,177)	(395,286)	(421,373)	(26,326)
Verint Systems, Inc.	Morgan Stanley	(5,842)	(275,452)	(281,467)	(8,472)
Verra Mobility Corp.	Morgan Stanley	(19,807)	(217,426)	(191,336)	25,959
Yext, Inc.	Morgan Stanley	(104,126)	(1,699,561)	(1,580,633)	117,902

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Zscaler, Inc.	Morgan Stanley	(9,308)	$(1,215,009)	$(1,309,542)	$(107,478)
Zuora, Inc., Class A	Morgan Stanley	(82,713)	(952,814)	(855,252)	96,986

		(1,340,380)	(40,359,897)	(40,179,071)	70,849

Technology Hardware & Equipment
3D Systems Corp.	Morgan Stanley	(38,270)	(209,983)	(187,906)	21,951
ADTRAN, Inc.	Morgan Stanley	(3,058)	(32,614)	(31,360)	1,235
Fabrinet (Cayman Islands)	Morgan Stanley	(14,920)	(1,034,053)	(940,408)	93,842
Fitbit, Inc., Class A	Morgan Stanley	(108,705)	(746,803)	(756,587)	(10,870)
II-VI, Inc.	Morgan Stanley	(25,636)	(987,638)	(1,039,796)	(52,774)
Infinera Corp.	Morgan Stanley	(144,281)	(1,125,392)	(888,771)	239,220
Insight Enterprises, Inc.	Morgan Stanley	(33,971)	(1,701,947)	(1,922,079)	(225,227)
Itron, Inc.	Morgan Stanley	(7,772)	(523,330)	(472,071)	50,943
Keysight Technologies, Inc.	Morgan Stanley	(16,945)	(1,655,374)	(1,673,827)	(19,453)
Littelfuse, Inc.	Morgan Stanley	(791)	(141,093)	(140,276)	324
Methode Electronics, Inc.	Morgan Stanley	(585)	(16,171)	(16,673)	(512)
Motorola Solutions, Inc.	Morgan Stanley	(9,507)	(1,472,167)	(1,490,793)	(20,795)
nLight, Inc.	Morgan Stanley	(38,444)	(876,523)	(902,665)	(26,731)
Novanta, Inc. (Canada)	Morgan Stanley	(1,393)	(145,304)	(146,739)	(1,635)
Plantronics, Inc.	Morgan Stanley	(41,305)	(803,765)	(489,051)	314,229
Plexus Corp.	Morgan Stanley	(2,271)	(172,823)	(160,401)	12,798
Pure Storage, Inc., Class A	Morgan Stanley	(11,242)	(164,113)	(173,014)	(9,001)
Rogers Corp.	Morgan Stanley	(2,148)	(278,033)	(210,633)	70,511
Stratasys Ltd. (Israel)	Morgan Stanley	(75,339)	(1,175,806)	(939,477)	235,579
Super Micro Computer, Inc.	Morgan Stanley	(11,008)	(288,310)	(290,611)	(2,476)
ViaSat, Inc.	Morgan Stanley	(11,979)	(455,801)	(411,958)	44,331

		(599,570)	(14,007,043)	(13,285,096)	715,489

Telecommunication Services
Anterix, Inc.	Morgan Stanley	(243)	(8,370)	(7,949)	416
Boingo Wireless, Inc.	Morgan Stanley	(63,679)	(920,806)	(649,207)	271,042
Cogent Communications Holdings, Inc.	Morgan Stanley	(6,588)	(454,435)	(395,609)	57,131
Shenandoah Telecommunications Co.	Morgan Stanley	(7,266)	(359,812)	(322,865)	37,645
United States Cellular Corp.	Morgan Stanley	(7,051)	(217,241)	(208,216)	9,025

		(84,827)	(1,960,664)	(1,583,846)	375,259

Transportation
Air Transport Services Group, Inc.	Morgan Stanley	(39,942)	(963,002)	(1,000,947)	(38,841)
Allegiant Travel Co.	Morgan Stanley	(5,010)	(569,987)	(600,198)	(30,961)
Canadian Pacific Railway Ltd. (Canada)	Morgan Stanley	(999)	(287,320)	(304,126)	(17,493)
Hawaiian Holdings, Inc.	Morgan Stanley	(37,221)	(503,738)	(479,779)	23,655
Heartland Express, Inc.	Morgan Stanley	(13,347)	(272,946)	(248,254)	24,287
JetBlue Airways Corp.	Morgan Stanley	(1,180)	(13,813)	(13,369)	435
Lyft, Inc., Class A	Morgan Stanley	(98,391)	(2,849,715)	(2,710,672)	137,322
Matson, Inc.	Morgan Stanley	(17,268)	(626,138)	(692,274)	(71,306)
United Airlines Holdings, Inc.	Morgan Stanley	(1,988)	(67,137)	(69,083)	(1,987)
XPO Logistics, Inc.	Morgan Stanley	(20,884)	(1,766,670)	(1,768,039)	(11,001)

		(236,230)	(7,920,466)	(7,886,741)	14,110

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Concluded)

September 30, 2020

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Utilities
ALLETE, Inc.	Morgan Stanley	(24,507)	$(1,421,285)	$(1,267,992)	$141,239
Ameren Corp.	Morgan Stanley	(482)	(38,112)	(38,117)	(28)
American Electric Power Co., Inc.	Morgan Stanley	(1,274)	(109,016)	(104,124)	3,926
Atmos Energy Corp.	Morgan Stanley	(738)	(70,349)	(70,545)	(239)
Avangrid, Inc.	Morgan Stanley	(3,349)	(164,369)	(168,991)	(6,368)
Black Hills Corp.	Morgan Stanley	(10,675)	(660,783)	(571,006)	83,640
California Water Service Group	Morgan Stanley	(4,562)	(206,782)	(198,219)	8,341
Clearway Energy, Inc., Class A	Morgan Stanley	(5,392)	(123,502)	(133,182)	(11,441)
CMS Energy Corp.	Morgan Stanley	(18,511)	(1,130,733)	(1,136,761)	(6,710)
Consolidated Edison, Inc.	Morgan Stanley	(28,774)	(2,120,088)	(2,238,617)	(126,629)
DTE Energy Co.	Morgan Stanley	(11,973)	(1,382,507)	(1,377,374)	(7,114)
Edison International	Morgan Stanley	(11,622)	(650,980)	(590,862)	53,190
Essential Utilities, Inc.	Morgan Stanley	(15,706)	(699,939)	(632,167)	64,242
Fortis, Inc. (Canada)	Morgan Stanley	(6,147)	(242,745)	(251,166)	(10,880)
New Jersey Resources Corp.	Morgan Stanley	(25,574)	(813,676)	(691,009)	114,004
NextEra Energy, Inc.	Morgan Stanley	(1,885)	(535,254)	(523,201)	8,906
Ormat Technologies, Inc.	Morgan Stanley	(460)	(26,664)	(27,191)	(543)
Otter Tail Corp.	Morgan Stanley	(97)	(3,512)	(3,508)	1
Portland General Electric Co.	Morgan Stanley	(10,824)	(477,338)	(384,252)	91,520
Public Service Enterprise Group, Inc.	Morgan Stanley	(23,358)	(1,284,766)	(1,282,588)	(10,016)
SJW Group.	Morgan Stanley	(4,338)	(285,918)	(264,011)	20,341
South Jersey Industries, Inc.	Morgan Stanley	(13,402)	(324,596)	(258,256)	64,339
Southern Co. (The)	Morgan Stanley	(42,746)	(2,252,592)	(2,317,688)	(67,375)
Southwest Gas Holdings, Inc.	Morgan Stanley	(6,588)	(473,875)	(415,703)	55,272
Spire, Inc.	Morgan Stanley	(4,294)	(254,369)	(228,441)	23,500
Sunnova Energy International, Inc.	Morgan Stanley	(13,352)	(299,216)	(406,034)	(108,210)
Unitil Corp.	Morgan Stanley	(209)	(7,967)	(8,076)	(114)
Xcel Energy, Inc.	Morgan Stanley	(8,215)	(560,838)	(566,917)	(10,090)

		(299,054)	(16,621,771)	(16,155,998)	366,704

Total Reference Entity — Short			(308,486,643)	(302,026,935)	5,464,371

Net Value of Reference Entity			$(181,769,224)	$(176,276,662)	$4,927,599

*	Includes $(564,963) related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
LONG POSITIONS — 94.8%
COMMON STOCKS — 94.8%
Automobiles & Components — 0.8%
Adient PLC (Ireland)*	5,814	$100,757
American Axle & Manufacturing Holdings, Inc.*	54,775	316,052
BorgWarner, Inc.	133	5,152
General Motors Co.	10,324	305,487
Gentherm, Inc.*	453	18,528
Harley-Davidson, Inc.	163	4,000
Magna International, Inc. (Canada)	2,478	113,368
Thor Industries, Inc.	8,880	845,909
Visteon Corp.*	2,269	157,060
XPEL, Inc.*	137	3,573

		1,869,886

Capital Goods — 8.2%
3M Co.	6,149	984,947
AAR Corp.	150	2,820
Acuity Brands, Inc.	1,621	165,909
Advanced Drainage Systems, Inc.	2,944	183,823
AECOM*	8,145	340,787
Albany International Corp., Class A	2,826	139,915
Altra Industrial Motion Corp.	2,735	101,113
AMETEK, Inc.	5,557	552,366
Apogee Enterprises, Inc.	2,600	55,562
Applied Industrial Technologies, Inc.	635	34,988
Atkore International Group, Inc.*	4,622	105,058
Ballard Power Systems, Inc. (Canada)*	1,489	22,484
Barnes Group, Inc.	2,614	93,424
Bloom Energy Corp., Class A*	3,640	65,411
BMC Stock Holdings, Inc.*	1,262	54,051
BWX Technologies, Inc.	3,606	203,054
Colfax Corp.*	18,452	578,655
Comfort Systems USA, Inc.	1,578	81,283
Crane Co.	578	28,975
Cummins, Inc.(a)	5,552	1,172,360
Curtiss-Wright Corp.	1,445	134,761
Deere & Co.	2,239	496,230
Douglas Dynamics, Inc.	24	821
Dover Corp.	1,571	170,202
Dycom Industries, Inc.*	1,064	56,200
EMCOR Group, Inc.	167	11,308
Emerson Electric Co.(a)	12,167	797,790
Encore Wire Corp.	82	3,806
Enerpac Tool Group Corp.	24	451

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
EnPro Industries, Inc.	842	$47,497
ESCO Technologies, Inc.	105	8,459
Evoqua Water Technologies Corp.*	4,347	92,243
Flowserve Corp.	7,338	200,254
Fortive Corp.	2,212	168,577
Fortune Brands Home & Security, Inc.	5,209	450,683
Foundation Building Materials, Inc.*	660	10,375
Franklin Electric Co., Inc.	1,344	79,068
FuelCell Energy, Inc.*	35,898	76,822
General Dynamics Corp.(a)	1,744	241,422
Gibraltar Industries, Inc.*	2,112	137,576
GMS, Inc.*	3,274	78,903
GrafTech International Ltd.	8,694	59,467
Griffon Corp.	750	14,655
Herc Holdings, Inc.*	2,070	81,993
Honeywell International, Inc.(a)	4,723	777,453
Howmet Aerospace, Inc.(a)	67,752	1,132,813
Hubbell, Inc.	946	129,451
Huntington Ingalls Industries, Inc.	395	55,596
Illinois Tool Works, Inc.	2,811	543,113
ITT, Inc.	1,303	76,942
John Bean Technologies Corp.	1,229	112,933
Johnson Controls International PLC (Ireland)	322	13,154
Lockheed Martin Corp.(a)	4,207	1,612,459
Masco Corp.	15,051	829,762
Middleby Corp. (The)*	928	83,251
MRC Global, Inc.*	15,052	64,423
Mueller Industries, Inc.	4,243	114,816
National Presto Industries, Inc.	17	1,392
NOW, Inc.*	17,501	79,455
nVent Electric PLC (Ireland)	4,811	85,107
Otis Worldwide Corp.	712	44,443
Owens Corning	4,055	279,025
PACCAR, Inc.	3,769	321,420
Parker-Hannifin Corp.	495	100,158
Pentair PLC (Ireland)	7,665	350,827
Quanta Services, Inc.	10,274	543,084
Regal Beloit Corp.	145	13,611
Rexnord Corp.	1,340	39,986
Roper Technologies, Inc.	306	120,904
Shyft Group, Inc. (The)	132	2,492
Simpson Manufacturing Co., Inc.	2,568	249,507

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
SiteOne Landscape Supply, Inc.*	1,050	$128,048
Snap-on, Inc.	834	122,706
SPX FLOW, Inc.*	381	16,314
Systemax, Inc.	1	24
Teledyne Technologies, Inc.*	625	193,881
Tennant Co.	3	181
Terex Corp.	2,298	44,489
Timken Co. (The)	1,497	81,167
Toro Co. (The)	372	31,229
TPI Composites, Inc.*	1,525	44,164
Trane Technologies PLC (Ireland)	2,632	319,130
TransDigm Group, Inc.	1,828	868,519
TriMas Corp.*	6	137
UFP Industries, Inc.	4,799	271,192
United Rentals, Inc.*	1,226	213,937
Univar Solutions, Inc.*	18,680	315,318
Valmont Industries, Inc.	838	104,063
Vectrus, Inc.*	7	266
Watsco, Inc.	435	101,307
Watts Water Technologies, Inc., Class A	482	48,272
Westinghouse Air Brake Technologies Corp.	878	54,331
Woodward, Inc.	2,692	215,791
WW Grainger, Inc.	125	44,596

		19,383,187

Commercial & Professional Services — 1.6%
ABM Industries, Inc.	5,336	195,618
ASGN, Inc.*	87	5,530
Cimpress PLC (Ireland)*	1,686	126,720
Cintas Corp.	1,194	397,399
Clarivate PLC (Jersey)*	5,463	169,298
Clean Harbors, Inc.*	2,158	120,913
Deluxe Corp.	5,453	140,306
Ennis, Inc.	12	209
Equifax, Inc.	274	42,991
Exponent, Inc.	48	3,457
FTI Consulting, Inc.*	6	636
Healthcare Services Group, Inc.	11,006	236,959
IHS Markit Ltd. (Bermuda)	4,426	347,485
KAR Auction Services, Inc.	237	3,413
Kelly Services, Inc., Class A	298	5,078
ManpowerGroup, Inc.	5,533	405,735
MSA Safety, Inc.	317	42,532

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Nielsen Holdings PLC (United Kingdom)	9,515	$134,923
Republic Services, Inc.	5,356	499,983
Robert Half International, Inc.	797	42,193
Stantec, Inc. (Canada)	33	1,001
Steelcase, Inc., Class A	10,961	110,816
Tetra Tech, Inc.	1,497	142,964
TransUnion	2,280	191,816
TriNet Group, Inc.*	1,614	95,742
TrueBlue, Inc.*	34	527
UniFirst Corp.	646	122,333
Verisk Analytics, Inc.	840	155,660
Waste Management, Inc.	444	50,247

		3,792,484

Consumer Durables & Apparel — 3.3%
Brunswick Corp.	1,294	76,230
Capri Holdings Ltd. (British Virgin Islands)*	24,915	448,470
Carter’s, Inc.	5,480	474,458
Cavco Industries, Inc.*	400	72,124
Deckers Outdoor Corp.*	765	168,308
DR Horton, Inc.	4,207	318,175
Garmin Ltd. (Switzerland)	2,946	279,458
Hanesbrands, Inc.	15,346	241,700
Helen of Troy Ltd. (Bermuda)*	663	128,304
Installed Building Products, Inc.*	385	39,174
Kontoor Brands, Inc.	5,688	137,650
La-Z-Boy, Inc.	2,520	79,708
Leggett & Platt, Inc.	401	16,509
Lululemon Athletica, Inc.*	914	301,044
Mattel, Inc.*	4,542	53,141
Meritage Homes Corp.*	1,170	129,156
Mohawk Industries, Inc.*	4,381	427,542
Nautilus, Inc.*	3,394	58,241
Newell Brands, Inc.(a)	3,593	61,656
NIKE, Inc., Class B	9,826	1,233,556
Polaris, Inc.	6,839	645,191
PulteGroup, Inc.	8,285	383,513
PVH Corp.	5,651	337,026
Skyline Champion Corp.*	829	22,192
Smith & Wesson Brands, Inc.	7,197	111,697
Steven Madden Ltd.	14,791	288,424
Sturm Ruger & Co., Inc.	2,719	166,294

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Tempur Sealy International, Inc.*	3,670	$327,327
TopBuild Corp.(a)*	998	170,349
Tupperware Brands Corp.	5,035	101,506
Whirlpool Corp.	2,431	447,037
YETI Holdings, Inc.*	1,923	87,150

		7,832,310

Consumer Services — 2.9%
Adtalem Global Education, Inc.*	5,142	126,185
Bloomin’ Brands, Inc.	26,567	405,678
Boyd Gaming Corp.	9,313	285,816
Chipotle Mexican Grill, Inc.*	93	115,665
Dine Brands Global, Inc.	8,497	463,851
El Pollo Loco Holdings, Inc.*	522	8,456
frontdoor, Inc.*	138	5,370
Grand Canyon Education, Inc.*	34	2,718
Hilton Worldwide Holdings, Inc.	703	59,980
Hyatt Hotels Corp., Class A	2,538	135,453
Jack in the Box, Inc.	686	54,407
Laureate Education, Inc., Class A*	15,023	199,505
Marriott International, Inc., Class A	1,285	118,965
McDonald’s Corp.(a)	3,546	778,312
MGM Resorts International	32,595	708,941
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	11,236	192,248
Papa John’s International, Inc.	5,070	417,160
Perdoceo Education Corp.*	7,638	93,489
Royal Caribbean Cruises Ltd. (Liberia)	2,157	139,623
Scientific Games Corp.*	736	25,694
Service Corp. International	1,549	65,337
Strategic Education, Inc.	1,875	171,506
Wingstop, Inc.	5,648	771,799
Wyndham Hotels & Resorts, Inc.	2,168	109,484
Yum! Brands, Inc.(a)	15,323	1,398,990

		6,854,632

Diversified Financials — 1.8%
Berkshire Hathaway, Inc., Class B(a)*	10,235	2,179,441
BlackRock, Inc.	924	520,720
Federated Hermes, Inc.	1,408	30,286
Franklin Resources, Inc.	3,018	61,416
Intercontinental Exchange, Inc.	44	4,402
Moody’s Corp.	319	92,462
Nasdaq, Inc.	1,676	205,662

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
S&P Global, Inc.	2,244	$809,186
Sprott, Inc. (Canada)	22	751
T Rowe Price Group, Inc.	1,884	241,566
Waddell & Reed Financial, Inc., Class A	978	14,523

		4,160,415

Energy — 3.2%
Antero Midstream Corp.	32,176	172,785
Apache Corp.	10,154	96,158
Cactus, Inc., Class A	2,794	53,617
Canadian Natural Resources Ltd. (Canada)	53,093	850,019
Cenovus Energy, Inc. (Canada)	9,335	36,313
Cheniere Energy, Inc.*	1,005	46,501
Chevron Corp.(a)	17,099	1,231,128
Clean Energy Fuels Corp.*	5,138	12,742
Concho Resources, Inc.	730	32,208
ConocoPhillips(a)	9,209	302,424
Core Laboratories NV (Netherlands)	1,244	18,983
Crescent Point Energy Corp. (Canada)	61,897	75,514
CVR Energy, Inc.	8,668	107,310
DHT Holdings, Inc. (Marshall Islands)	9,297	47,973
DMC Global, Inc.	339	11,167
EOG Resources, Inc.(a)	42,694	1,534,422
Halliburton Co.	27,723	334,062
HollyFrontier Corp.	14,248	280,828
Kinder Morgan, Inc.(a)	58,264	718,395
Kosmos Energy Ltd.	121,398	118,436
Magnolia Oil & Gas Corp., Class A*	12,185	62,996
Marathon Petroleum Corp.(a)	1,569	46,034
Murphy Oil Corp.	42,868	382,383
Nordic American Tankers Ltd. (Bermuda)	70,838	247,225
Patterson-UTI Energy, Inc.	1,321	3,765
Phillips 66	2,712	140,590
Range Resources Corp.	24,394	161,488
Renewable Energy Group, Inc.*	2,986	159,512
Schlumberger NV (Curacao)	8,107	126,145
TechnipFMC PLC (United Kingdom)	179	1,130
Williams Cos., Inc. (The)	7,083	139,181
World Fuel Services Corp.	3,038	64,375

		7,615,809

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — 1.8%
BJ’s Wholesale Club Holdings, Inc.*	2,006	$83,349
Casey’s General Stores, Inc.	362	64,309
Costco Wholesale Corp.	1,837	652,135
Kroger Co. (The)	6,510	220,754
Sprouts Farmers Market, Inc.*	12,027	251,725
Sysco Corp.	8,475	527,314
Walgreens Boots Alliance, Inc.	6,456	231,900
Walmart, Inc.(a)	16,576	2,319,148

		4,350,634

Food, Beverage & Tobacco — 3.5%
Altria Group, Inc.(a)	15,956	616,540
Archer-Daniels-Midland Co.	2,582	120,037
B&G Foods, Inc.	383	10,636
Brown-Forman Corp., Class B	25	1,883
Coca-Cola Co. (The)(a)	18,056	891,425
Coca-Cola Consolidated, Inc.	177	42,600
Conagra Brands, Inc.	7,731	276,074
Constellation Brands, Inc., Class A(a)	3,480	659,495
Flowers Foods, Inc.	2,250	54,742
General Mills, Inc.	5,018	309,510
JM Smucker Co. (The)	3,951	456,420
Kellogg Co.	1,266	81,771
Kraft Heinz Co. (The)	39,286	1,176,616
McCormick & Co., Inc., non-voting shares	1,098	213,122
Molson Coors Beverage Co., Class B	4,102	137,663
Monster Beverage Corp.*	2,873	230,415
National Beverage Corp.*	26	1,768
PepsiCo, Inc.(a)	8,664	1,200,830
Philip Morris International, Inc.	5,555	416,569
TreeHouse Foods, Inc.*	6,925	280,670
Turning Point Brands, Inc.	21	586
Tyson Foods, Inc., Class A	18,300	1,088,484

		8,267,856

Health Care Equipment & Services — 7.6%
Abbott Laboratories	4,614	502,142
Allscripts Healthcare Solutions, Inc.*	3,948	32,137
Anthem, Inc.(a)	5,403	1,451,192
Cardinal Health, Inc.	6,398	300,386
Centene Corp.*	3,248	189,456
Cerner Corp.	2,717	196,412
Cigna Corp.(a)	3,315	561,594
CONMED Corp.	1,263	99,360
Covetrus, Inc.*	5,974	145,766

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
CVS Health Corp.(a)	13,002	$759,317
Danaher Corp.	2,787	600,125
DaVita, Inc.(a)*	10,203	873,887
DENTSPLY SIRONA, Inc.	3,642	159,265
Ensign Group, Inc. (The)	1,051	59,970
Globus Medical, Inc., Class A*	1,416	70,120
Hanger, Inc.*	37	585
HCA Healthcare, Inc.	2,133	265,942
HealthStream, Inc.*	12	241
Hill-Rom Holdings, Inc.	944	78,833
HMS Holdings Corp.*	320	7,664
Hologic, Inc.*	14,465	961,489
Humana, Inc.(a)	3,772	1,561,193
IDEXX Laboratories, Inc.*	1,035	406,869
Integer Holdings Corp.*	7,139	421,272
Intuitive Surgical, Inc.*	752	533,574
iRhythm Technologies, Inc.*	775	184,535
Livongo Health, Inc.*	2,372	332,199
Magellan Health, Inc.*	959	72,673
McKesson Corp.	3,373	502,341
MEDNAX, Inc.*	5,030	81,888
Medtronic PLC (Ireland)	9,163	952,219
Molina Healthcare, Inc.*	293	53,631
National Research Corp.	5	246
Natus Medical, Inc.*	8,418	144,200
Neogen Corp.*	125	9,781
NextGen Healthcare, Inc.*	598	7,619
Omnicell, Inc.*	738	55,099
Patterson Cos., Inc.	10,701	257,948
Quidel Corp.*	2,719	596,494
ResMed, Inc.	3,951	677,320
Select Medical Holdings Corp.*	8,644	179,968
STERIS PLC (Ireland)	2,632	463,732
Stryker Corp.	3,612	752,632
Teladoc Health, Inc.*	713	156,318
Teleflex, Inc.	12	4,085
Tenet Healthcare Corp.*	4,747	116,349
Tivity Health, Inc.*	9,569	134,157
UnitedHealth Group, Inc.(a)	1,300	405,301
Universal Health Services, Inc., Class B(a)	6,766	724,097
Varian Medical Systems, Inc.*	2,537	436,364
West Pharmaceutical Services, Inc.	1,734	476,677

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Zimmer Biomet Holdings, Inc.	207	$28,181

		18,044,845

Household & Personal Products — 1.4%
Church & Dwight Co., Inc.	761	71,313
Clorox Co. (The)	1,910	401,425
Colgate-Palmolive Co.	6,724	518,757
Edgewell Personal Care Co.*	3,069	85,564
elf Beauty, Inc.*	4,515	82,941
Estee Lauder Cos., Inc. (The), Class A	1,292	281,979
Kimberly-Clark Corp.	6,488	958,018
Procter & Gamble Co. (The)(a)	6,239	867,159
Spectrum Brands Holdings, Inc.	1,612	92,142

		3,359,298

Materials — 4.7%
Allegheny Technologies, Inc.*	17,963	156,637
Amcor PLC (Jersey)	36,950	408,298
Ashland Global Holdings, Inc.	27	1,915
Avient Corp.	19,407	513,509
Axalta Coating Systems Ltd. (Bermuda)*	1,030	22,835
Boise Cascade Co.	1,039	41,477
Cabot Corp.	266	9,584
Carpenter Technology Corp.	6,368	115,643
Century Aluminum Co.*	3,309	23,560
CF Industries Holdings, Inc.	15,640	480,304
Chase Corp.	1	95
Chemours Co. (The)	10,624	222,148
Commercial Metals Co.	26,895	537,362
Compass Minerals International, Inc.	2,276	135,081
Dow, Inc.	6,850	322,292
DuPont de Nemours, Inc.	3,563	197,675
Eastman Chemical Co.	779	60,855
Ecolab, Inc.(a)	7,658	1,530,375
Ferro Corp.*	3,961	49,116
First Majestic Silver Corp. (Canada)*	409	3,894
FMC Corp.	4,092	433,384
Forterra, Inc.*	251	2,967
Freeport-McMoRan, Inc.	17,942	280,613
FutureFuel Corp.	26	296
Golden Star Resources Ltd. (Canada)*	262	1,129
Hecla Mining Co.	81,881	415,956
IAMGOLD Corp. (Canada)*	5,474	20,965

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Ingevity Corp.*	2,965	$146,590
Innospec, Inc.	3,534	223,773
International Paper Co.	118	4,784
Kaiser Aluminum Corp.	2,231	119,559
Kraton Corp.*	3,530	62,905
Linde PLC (Ireland)	3,592	855,363
LyondellBasell Industries NV, Class A (Netherlands)	5,512	388,541
Martin Marietta Materials, Inc.	591	139,098
Minerals Technologies, Inc.	229	11,702
Mosaic Co. (The)	12,091	220,903
Neenah, Inc.	3	112
NewMarket Corp.	336	115,020
Newmont Corp.	7,870	499,352
Nucor Corp.	7,870	353,048
Nutrien Ltd. (Canada)	3,618	141,934
O-I Glass, Inc.	6,050	64,070
Pan American Silver Corp. (Canada)	3,892	125,128
PPG Industries, Inc.	2,404	293,480
Pretium Resources, Inc. (Canada)*	564	7,242
Reliance Steel & Aluminum Co.	4,546	463,874
Sealed Air Corp.	2,098	81,423
Sensient Technologies Corp.	1,642	94,809
Sonoco Products Co.	3,661	186,967
Southern Copper Corp.	776	35,130
SSR Mining, Inc. (Canada)*	4,533	84,631
Stepan Co.	30	3,270
Summit Materials, Inc., Class A*	19,237	318,180
Tredegar Corp.	52	773
Trinseo SA (Luxembourg)	412	10,564
Wheaton Precious Metals Corp. (Canada)	152	7,459
Worthington Industries, Inc.	1,276	52,035
Yamana Gold, Inc. (Canada)	7,212	40,964

		11,140,648

Media & Entertainment — 7.9%
Activision Blizzard, Inc.	2,455	198,732
Alphabet, Inc., Class A(a)*	2,444	3,581,926
Cargurus, Inc.*	4,412	95,432
Charter Communications, Inc., Class A(a)*	3,611	2,254,492
Clear Channel Outdoor Holdings, Inc.*	241	241

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Discovery, Inc., Class A*	7,209	$156,940
DISH Network Corp., Class A*	25,913	752,254
Electronic Arts, Inc.*	6,750	880,268
EverQuote, Inc., Class A*	915	35,356
Facebook, Inc., Class A(a)*	13,214	3,460,747
Fox Corp., Class A	21,601	601,156
Interpublic Group of Cos., Inc. (The)	17,791	296,576
John Wiley & Sons, Inc., Class A	441	13,984
Match Group, Inc.*	806	89,184
MSG Networks, Inc., Class A*	4,065	38,902
Netflix, Inc.*	2,520	1,260,076
New York Times Co. (The), Class A	30	1,284
News Corp., Class A	30,810	431,956
Omnicom Group, Inc.	1,110	54,945
Pinterest, Inc., Class A*	6,938	287,996
Sirius XM Holdings, Inc.	15,973	85,615
Take-Two Interactive Software, Inc.*	1,852	305,987
Twitter, Inc.*	26,178	1,164,921
Walt Disney Co. (The)(a)	13,084	1,623,463
Zillow Group, Inc., Class C*	10,855	1,102,759

		18,775,192

Pharmaceuticals, Biotechnology & Life Sciences — 5.7%
Agilent Technologies, Inc.	11,125	1,122,958
Amneal Pharmaceuticals, Inc.*	156	605
Avantor, Inc.*	5,171	116,296
Biogen, Inc.*	385	109,217
Bio-Rad Laboratories, Inc., Class A*	1	515
Bristol Myers Squibb Co.(a)	22,878	1,379,315
Catalent, Inc.*	614	52,595
Charles River Laboratories International, Inc.*	597	135,191
Coherus Biosciences, Inc.*	3,074	56,377
Corcept Therapeutics, Inc.*	1,660	28,892
Denali Therapeutics, Inc.*	300	10,749
Elanco Animal Health, Inc.*	11,303	315,693
Emergent BioSolutions, Inc.*	2,919	301,620
Horizon Therapeutics PLC (Ireland)*	3,261	253,314
Innoviva, Inc.*	4,367	45,635
IQVIA Holdings, Inc.*	1,130	178,122
Ironwood Pharmaceuticals, Inc.*	71	639
Johnson & Johnson(a)	12,576	1,872,315
Kura Oncology, Inc.*	101	3,095
Merck & Co., Inc.(a)	11,450	949,778
Mylan NV (Netherlands)*	13,301	197,254

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
NantKwest, Inc.*	106	$735
Natera, Inc.*	7,257	524,246
Neurocrine Biosciences, Inc.*	671	64,523
Novavax, Inc.(a)*	13,052	1,414,184
PerkinElmer, Inc.	5,839	732,853
Pfizer, Inc.(a)	42,346	1,554,098
Phibro Animal Health Corp., Class A	12	209
Prestige Consumer Healthcare, Inc.*	3,312	120,623
Regeneron Pharmaceuticals, Inc.*	349	195,363
TG Therapeutics, Inc.*	8,588	229,815
Thermo Fisher Scientific, Inc.	678	299,351
Trillium Therapeutics, Inc. (Canada)*	1,390	19,752
United Therapeutics Corp.*	4,592	463,792
Vanda Pharmaceuticals, Inc.*	5,707	55,130
Waters Corp.*	694	135,802
Zoetis, Inc.	3,510	580,449

		13,521,100

Retailing — 9.6%
1-800-Flowers.com, Inc., Class A*	3,595	89,659
Aaron’s, Inc.	14,786	837,627
Advance Auto Parts, Inc.	3,072	471,552
Amazon.com, Inc.(a)*	1,159	3,649,378
Asbury Automotive Group, Inc.*	1,467	142,959
At Home Group, Inc.*	18,364	272,889
AutoNation, Inc.*	6,878	364,053
AutoZone, Inc.*	483	568,800
Best Buy Co., Inc.(a)	4,734	526,847
Big Lots, Inc.	1,118	49,863
Booking Holdings, Inc.(a)*	990	1,693,573
Buckle, Inc. (The)	3,726	75,973
Camping World Holdings, Inc., Class A	6,560	195,160
CarParts.Com, Inc.*	4,800	51,888
Dick’s Sporting Goods, Inc.	606	35,075
Dollar General Corp.	1,231	258,042
eBay, Inc.(a)	28,280	1,473,388
Etsy, Inc.*	5,434	660,937
Foot Locker, Inc.	17,198	568,050
Gap, Inc. (The)	48,876	832,358
Genuine Parts Co.	2,191	208,517
Guess?, Inc.	12,633	146,795
Hibbett Sports, Inc.*	893	35,023

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Home Depot, Inc. (The)(a)	4,146	$1,151,386
L Brands, Inc.	17,233	548,182
Lithia Motors, Inc., Class A	714	162,749
LKQ Corp.*	7,988	221,507
Lowe’s Cos., Inc.(a)	10,682	1,771,717
Lumber Liquidators Holdings, Inc.*	7,427	163,765
Macy’s, Inc.	117,470	669,579
MarineMax, Inc.*	1,764	45,282
Michaels Cos., Inc. (The)*	7,680	74,150
Murphy USA, Inc.*	1,566	200,871
National Vision Holdings, Inc.*	1,991	76,136
ODP Corp. (The)	1,186	23,068
O’Reilly Automotive, Inc.*	838	386,385
Pool Corp.	178	59,548
Qurate Retail, Inc.	10,453	75,053
RH*	1,619	619,462
Ross Stores, Inc.	2,395	223,501
Shoe Carnival, Inc.	1,007	33,815
Shutterstock, Inc.	696	36,220
Signet Jewelers Ltd. (Bermuda)	20,707	387,221
Sleep Number Corp.*	5,074	248,169
Sonic Automotive, Inc., Class A	8,505	341,561
Sportsman’s Warehouse Holdings, Inc.*	383	5,481
Stamps.com, Inc.*	2,389	575,630
Target Corp.	1,919	302,089
Tractor Supply Co.	3,107	445,357
Williams-Sonoma, Inc.	5,204	470,650
Zumiez, Inc.*	6,460	179,717

		22,706,657

Semiconductors & Semiconductor Equipment — 5.7%
Advanced Micro Devices, Inc.*	3,715	304,593
Amkor Technology, Inc.*	20,241	226,699
Analog Devices, Inc.	127	14,826
Applied Materials, Inc.	6,593	391,954
Axcelis Technologies, Inc.*	6,752	148,544
Broadcom, Inc.	4,168	1,518,486
Brooks Automation, Inc.	289	13,369
CEVA, Inc.*	44	1,732
Cirrus Logic, Inc.*	2,817	190,007
Enphase Energy, Inc.*	1,774	146,515
First Solar, Inc.*	5,279	349,470
Intel Corp.(a)	46,662	2,416,158
KLA Corp.	3,117	603,888

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Lam Research Corp.	822	$272,698
Lattice Semiconductor Corp.*	5,292	153,256
MACOM Technology Solutions Holdings, Inc.*	10,210	347,242
Marvell Technology Group Ltd. (Bermuda)	5,578	221,447
Maxim Integrated Products, Inc.	5,596	378,346
Microchip Technology, Inc.	4,514	463,859
MKS Instruments, Inc.	1,074	117,313
Monolithic Power Systems, Inc.	852	238,228
NVIDIA Corp.(a)	2,918	1,579,280
PDF Solutions, Inc.*	6	112
Power Integrations, Inc.	2,085	115,509
Qorvo, Inc.(a)*	8,142	1,050,399
Skyworks Solutions, Inc.	6,746	981,543
SMART Global Holdings, Inc. (Cayman Islands)*	6,333	173,144
Synaptics, Inc.*	9,083	730,455
Texas Instruments, Inc.	1,014	144,789
Ultra Clean Holdings, Inc.*	8,817	189,213

		13,483,074

Software & Services — 14.1%
A10 Networks, Inc.*	762	4,854
Accenture PLC, Class A (Ireland)	2,591	585,540
ACI Worldwide, Inc.*	7,291	190,514
Adobe, Inc.(a)*	1,713	840,107
Agilysys, Inc.*	309	7,465
Alarm.com Holdings, Inc.*	975	53,869
Alliance Data Systems Corp.	2,174	91,265
Anaplan, Inc.*	2,990	187,114
Appfolio, Inc., Class A*	437	61,971
Automatic Data Processing, Inc.(a)	13,174	1,837,641
Black Knight, Inc.*	722	62,850
Blackbaud, Inc.	8,045	449,152
Broadridge Financial Solutions, Inc.	4,174	550,968
CACI International, Inc., Class A*	910	193,976
Cadence Design Systems, Inc.*	8,313	886,415
Cardtronics PLC, Class A (United Kingdom)*	3,060	60,588
CDK Global, Inc.	1,499	65,341
CGI, Inc. (Canada)*	1,124	76,173
Citrix Systems, Inc.	5,088	700,669
Cornerstone OnDemand, Inc.*	3,384	123,042
Crowdstrike Holdings, Inc., Class A*	444	60,970

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Domo, Inc., Class B*	2,553	$97,857
Envestnet, Inc.*	747	57,639
Evo Payments, Inc., Class A*	53	1,317
Fair Isaac Corp.*	183	77,845
Fiserv, Inc.*	3,427	353,152
FleetCor Technologies, Inc.*	2,975	708,348
Fortinet, Inc.*	5,955	701,559
Gartner, Inc.*	3,460	432,327
Globant SA (Luxembourg)*	401	71,867
GoDaddy, Inc., Class A*	5,939	451,186
Guidewire Software, Inc.*	1,383	144,205
International Business Machines Corp.(a)	6,906	840,253
International Money Express, Inc.*	82	1,178
Intuit, Inc.(a)	5,668	1,848,958
Jack Henry & Associates, Inc.	1,209	196,571
KBR, Inc.	1,608	35,955
Leidos Holdings, Inc.(a)	382	34,055
LiveRamp Holdings, Inc.*	2,081	107,733
Mastercard, Inc., Class A	1,847	624,600
Microsoft Corp.(a)	18,087	3,804,239
MicroStrategy, Inc., Class A*	611	91,992
MobileIron, Inc.*	229	1,605
Model N, Inc.*	2,208	77,898
NortonLifeLock, Inc.(a)	30,719	640,184
Nuance Communications, Inc.*	385	12,778
Oracle Corp.(a)	59,168	3,532,330
Paychex, Inc.	12,293	980,613
Paylocity Holding Corp.*	255	41,162
PayPal Holdings, Inc.(a)*	8,817	1,737,214
Progress Software Corp.	1,524	55,900
PTC, Inc.*	5,710	472,331
QAD, Inc., Class A	30	1,266
Qualys, Inc.*	108	10,585
Sailpoint Technologies Holdings, Inc.*	13,398	530,159
salesforce.com, Inc.*	2,974	747,426
Science Applications International Corp.	2,475	194,090
ServiceNow, Inc.(a)*	4,352	2,110,720
Shopify, Inc., Class A (Canada)*	31	31,712
SPS Commerce, Inc.*	3,700	288,119
SS&C Technologies Holdings, Inc.	4,721	285,715
SVMK, Inc.*	4,909	108,538
Synopsys, Inc.*	4,384	938,088

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Teradata Corp.*	5,254	$119,266
Verint Systems, Inc.*	384	18,501
VeriSign, Inc.*	1,675	343,124
Virtusa Corp.*	1,573	77,329
Visa, Inc., Class A(a)	5,535	1,106,834
Western Union Co. (The)	23,112	495,290
WEX, Inc.*	881	122,433
Workday, Inc., Class A*	1,880	404,444
Zoom Video Communications, Inc., Class A*	53	24,916

		33,283,890

Technology Hardware & Equipment — 5.0%
Acacia Communications, Inc.(a)*	4,243	285,978
Amphenol Corp., Class A	749	81,094
Apple, Inc.(a)	26,492	3,068,039
Arrow Electronics, Inc.*	4,198	330,215
Avnet, Inc.	4,907	126,797
Badger Meter, Inc.	769	50,270
Belden, Inc.	3,455	107,520
CDW Corp.	931	111,282
Ciena Corp.*	92	3,651
Cisco Systems, Inc.(a)	30,584	1,204,704
Corning, Inc.	18,782	608,725
Diebold Nixdorf, Inc.*	57,986	443,013
EchoStar Corp., Class A*	13,319	331,510
FLIR Systems, Inc.	11,227	402,488
Hewlett Packard Enterprise Co.	18,302	171,490
HP, Inc.	45,550	864,994
InterDigital, Inc.	1,408	80,340
Jabil, Inc.	2,451	83,971
Juniper Networks, Inc.	4,139	88,988
Lumentum Holdings, Inc.*	2,886	216,825
NCR Corp.*	18,023	399,029
NetApp, Inc.	6,074	266,284
OSI Systems, Inc.*	2,225	172,682
PC Connection, Inc.	27	1,109
Rogers Corp.*	12	1,177
Sanmina Corp.*	5,286	142,986
Seagate Technology PLC (Ireland)	9,550	470,528
SYNNEX Corp.	2,237	313,314
TE Connectivity Ltd. (Switzerland)	2,362	230,862
Trimble, Inc.*	576	28,051
TTM Technologies, Inc.*	3,788	43,221

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Ubiquiti, Inc.	993	$165,493
Vishay Intertechnology, Inc.	3,593	55,943
Xerox Holdings Corp.(a)	33,672	632,023
Zebra Technologies Corp., Class A*	1,103	278,463

		11,863,059

Telecommunication Services — 1.6%
AT&T, Inc.(a)	64,594	1,841,575
CenturyLink, Inc.	9,733	98,206
Iridium Communications, Inc.*	7,202	184,227
T-Mobile US, Inc.*	5,198	594,443
Verizon Communications, Inc.(a)	16,259	967,248
Vonage Holdings Corp.*	3,322	33,984

		3,719,683

Transportation — 2.1%
Alaska Air Group, Inc.	15,093	552,857
ArcBest Corp.	1,416	43,981
Atlas Air Worldwide Holdings, Inc.*	3,616	220,214
CH Robinson Worldwide, Inc.	6,379	651,870
CSX Corp.	8,402	652,583
Echo Global Logistics, Inc.*	1	26
Expeditors International of Washington, Inc.	2,797	253,184
FedEx Corp.	1,870	470,342
Hub Group, Inc., Class A*	135	6,776
JB Hunt Transport Services, Inc.	2,487	314,307
Kansas City Southern(a)	69	12,477
Marten Transport Ltd.	272	4,439
Norfolk Southern Corp.	4,892	1,046,839
Old Dominion Freight Line, Inc.	452	81,776
Schneider National, Inc., Class B	12,428	307,344
United Parcel Service, Inc., Class B	1,716	285,937
Werner Enterprises, Inc.	2,549	107,033

		5,011,985

Utilities — 2.3%
American Water Works Co., Inc.	281	40,711
Dominion Energy, Inc.(a)	13,588	1,072,501
Duke Energy Corp.	3,490	309,074
Evergy, Inc.	6,855	348,371
Exelon Corp.	16,928	605,345
FirstEnergy Corp.	16,836	483,362
MDU Resources Group, Inc.	16,123	362,768
National Fuel Gas Co.	4,029	163,537
NiSource, Inc.	2,218	48,796

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Northwest Natural Holding Co.	587	$26,644
NRG Energy, Inc.	21,903	673,298
OGE Energy Corp.	2,883	86,461
PPL Corp.	45,059	1,226,055
York Water Co. (The)	1	42

		5,446,965

TOTAL COMMON STOCKS (Cost $195,848,608)		224,483,609

TOTAL LONG POSITIONS - 94.8%		224,483,609

(Cost $195,848,608)

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.2%		12,241,074

NET ASSETS - 100.0%		$236,724,683

(a)	Security position is either entirely or partially designated as collateral for total return swaps.
*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Over-the-counter total return swaps outstanding as of September 30, 2020

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures on August 27, 2024, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents 4.3% of net assets as of September 30, 2020.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2020:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Long

Automobiles & Components
Adient PLC (Ireland)	Morgan Stanley	7,700	$112,880	$133,441	$20,139
American Axle & Manufacturing Holdings, Inc.	Morgan Stanley	43,594	389,739	251,537	(137,110)
BorgWarner, Inc.	Morgan Stanley	17,930	558,945	694,608	152,525
General Motors Co.	Morgan Stanley	8,243	216,498	243,910	28,029
Gentherm, Inc.	Morgan Stanley	3,897	139,351	159,387	20,441
Harley-Davidson, Inc.	Morgan Stanley	132	3,163	3,239	109
Magna International, Inc. (Canada)	Morgan Stanley	2,015	59,212	92,186	34,530
Thor Industries, Inc.	Morgan Stanley	7,180	736,126	683,967	(56,540)
Visteon Corp.	Morgan Stanley	1,852	134,696	128,195	(6,885)
XPEL, Inc.	Morgan Stanley	109	2,693	2,843	181

		92,652	2,353,303	2,393,313	55,419

Capital Goods
3M Co.	Morgan Stanley	5,004	755,290	801,541	60,333
AAR Corp.	Morgan Stanley	119	2,325	2,237	(58)
Acuity Brands, Inc.	Morgan Stanley	1,720	146,289	176,042	30,429
Advanced Drainage Systems, Inc.	Morgan Stanley	2,401	135,835	149,918	14,701
AECOM	Morgan Stanley	5,943	204,442	248,655	45,776
Albany International Corp., Class A	Morgan Stanley	390	16,700	19,309	2,832
Altra Industrial Motion Corp.	Morgan Stanley	2,839	58,110	104,958	47,427
AMETEK, Inc.	Morgan Stanley	2,998	249,337	298,001	50,857
Apogee Enterprises, Inc.	Morgan Stanley	924	20,207	19,746	(346)
Applied Industrial Technologies, Inc.	Morgan Stanley	490	24,986	26,999	2,357
Atkore International Group, Inc.	Morgan Stanley	4,573	143,919	103,944	(39,557)
Ballard Power Systems, Inc. (Canada)	Morgan Stanley	2,652	21,306	40,045	18,821
Barnes Group, Inc.	Morgan Stanley	1,836	68,344	65,619	(2,030)
Bloom Energy Corp., Class A	Morgan Stanley	10,462	63,607	188,002	124,593
BMC Stock Holdings, Inc.	Morgan Stanley	415	13,638	17,774	4,197
BWX Technologies, Inc.	Morgan Stanley	1,743	95,134	98,148	3,563
Colfax Corp.	Morgan Stanley	20,581	473,005	645,420	174,796
Comfort Systems USA, Inc.	Morgan Stanley	1,191	62,067	61,348	(475)
Crane Co.	Morgan Stanley	548	25,933	27,471	2,106
Cummins, Inc.	Morgan Stanley	2	338	422	111
Curtiss-Wright Corp.	Morgan Stanley	919	83,597	85,706	2,559
Deere & Co.	Morgan Stanley	1,901	274,184	421,319	150,636
Douglas Dynamics, Inc.	Morgan Stanley	16	552	547	20

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Dover Corp.	Morgan Stanley	10,348	$1,021,464	$1,121,102	$122,452
Dycom Industries, Inc.	Morgan Stanley	1,037	57,537	54,774	(2,582)
EMCOR Group, Inc.	Morgan Stanley	138	9,223	9,344	170
Emerson Electric Co.	Morgan Stanley	4,725	244,209	309,818	70,759
Encore Wire Corp.	Morgan Stanley	71	3,446	3,296	(118)
Enerpac Tool Group Corp.	Morgan Stanley	18	330	338	33
EnPro Industries, Inc.	Morgan Stanley	684	32,139	38,584	6,779
ESCO Technologies, Inc.	Morgan Stanley	82	6,719	6,606	(65)
Evoqua Water Technologies Corp.	Morgan Stanley	1,708	34,616	36,244	1,746
Flowserve Corp.	Morgan Stanley	6,594	155,712	179,950	27,732
Fortive Corp.	Morgan Stanley	1,803	126,033	137,407	12,211
Fortune Brands Home & Security, Inc.	Morgan Stanley	4,693	206,551	406,038	202,173
Foundation Building Materials, Inc.	Morgan Stanley	509	8,035	8,001	12
Franklin Electric Co., Inc.	Morgan Stanley	1,025	52,123	60,301	8,507
Fuelcell Energy, Inc.	Morgan Stanley	29,284	42,512	62,668	21,591
General Dynamics Corp.	Morgan Stanley	1,424	186,181	197,124	14,335
Gibraltar Industries, Inc.	Morgan Stanley	1,732	82,255	112,822	30,817
GMS, Inc.	Morgan Stanley	2,833	75,173	68,275	(6,975)
GrafTech International Ltd.	Morgan Stanley	73	455	499	70
Griffon Corp.	Morgan Stanley	615	12,995	12,017	(908)
Herc Holdings, Inc.	Morgan Stanley	3,672	138,486	145,448	7,365
Honeywell International, Inc.	Morgan Stanley	3,986	471,842	656,135	192,488
Howmet Aerospace, Inc.	Morgan Stanley	49,204	701,466	822,691	123,171
Hubbell, Inc.	Morgan Stanley	593	72,908	81,146	9,098
Huntington Ingalls Industries, Inc.	Morgan Stanley	326	47,136	45,885	(1,099)
Illinois Tool Works, Inc.	Morgan Stanley	2,297	453,001	443,803	(5,315)
ITT, Inc.	Morgan Stanley	1,053	56,386	62,180	6,167
John Bean Technologies Corp.	Morgan Stanley	991	97,243	91,063	(5,819)
Johnson Controls International PLC (Ireland)	Morgan Stanley	261	6,618	10,662	4,221
Lockheed Martin Corp.	Morgan Stanley	3,368	1,252,978	1,290,887	51,118
Masco Corp.	Morgan Stanley	11,751	513,670	647,833	138,364
Middleby Corp. (The)	Morgan Stanley	705	34,372	63,246	28,991
MRC Global, Inc.	Morgan Stanley	29,004	325,036	124,137	(200,765)
Mueller Industries, Inc.	Morgan Stanley	3,740	106,481	101,204	(3,933)
National Presto Industries, Inc.	Morgan Stanley	8	707	655	(27)
NOW, Inc.	Morgan Stanley	14,927	122,102	67,768	(53,975)
nVent Electric PLC (Ireland)	Morgan Stanley	3,366	51,790	59,545	9,098
Otis Worldwide Corp.	Morgan Stanley	581	27,753	36,266	11,346
Owens Corning	Morgan Stanley	3,302	123,945	227,211	104,422
PACCAR, Inc.	Morgan Stanley	3,075	265,943	262,236	(2,617)
Parker-Hannifin Corp.	Morgan Stanley	404	79,914	81,745	2,239
Pentair PLC (Ireland)	Morgan Stanley	6,237	244,216	285,467	43,166
Quanta Services, Inc.	Morgan Stanley	8,290	272,679	438,209	167,380
Regal Beloit Corp.	Morgan Stanley	5,279	362,088	495,540	145,598
Rexnord Corp.	Morgan Stanley	14,492	361,307	432,441	77,134
Roper Technologies, Inc.	Morgan Stanley	250	99,452	98,778	(378)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Shyft Group, Inc. (The)	Morgan Stanley	76	$1,416	$1,435	$46
Simpson Manufacturing Co., Inc.	Morgan Stanley	2,001	133,654	194,417	62,490
SiteOne Landscape Supply, Inc.	Morgan Stanley	834	63,411	101,706	38,485
Snap-on, Inc.	Morgan Stanley	4,157	616,146	611,619	13,773
SPX FLOW, Inc.	Morgan Stanley	10,769	342,642	461,128	119,449
Systemax, Inc.	Morgan Stanley	3,310	73,133	79,241	11,604
Teledyne Technologies, Inc.	Morgan Stanley	495	151,848	153,554	2,146
Tennant Co.	Morgan Stanley	4	245	241	20
Terex Corp.	Morgan Stanley	1,872	24,436	36,242	11,896
Timken Co. (The)	Morgan Stanley	2,205	102,027	119,555	19,513
Toro Co. (The)	Morgan Stanley	305	25,172	25,605	587
TPI Composites, Inc.	Morgan Stanley	1,240	16,496	35,910	19,483
Trane Technologies PLC (Ireland)	Morgan Stanley	2,122	171,850	257,293	88,058
TransDigm Group, Inc.	Morgan Stanley	1,334	462,735	633,810	172,366
TriMas Corp.	Morgan Stanley	3	68	68	24
UFP Industries, Inc.	Morgan Stanley	3,894	185,548	220,050	35,411
United Rentals, Inc.	Morgan Stanley	5,786	608,049	1,009,657	413,263
Univar Solutions, Inc.	Morgan Stanley	15,204	227,231	256,644	29,951
Valmont Industries, Inc.	Morgan Stanley	621	68,122	77,116	9,746
Vectrus, Inc.	Morgan Stanley	3	116	114	21
Watsco, Inc.	Morgan Stanley	345	80,037	80,347	553
Watts Water Technologies, Inc., Class A.	Morgan Stanley	399	30,626	39,960	10,967
Westinghouse Air Brake Technologies Corp.	Morgan Stanley	714	32,589	44,182	11,878
Woodward, Inc.	Morgan Stanley	2,192	180,502	175,711	(4,238)
WW Grainger, Inc.	Morgan Stanley	104	36,506	37,104	722

		370,214	15,220,977	18,153,269	3,118,039

Commercial & Professional Services
ABM Industries, Inc.	Morgan Stanley	2,050	74,734	75,153	1,052
ASGN, Inc.	Morgan Stanley	74	4,741	4,703	(1)
Cimpress PLC (Ireland)	Morgan Stanley	2,474	148,680	185,946	37,697
Cintas Corp.	Morgan Stanley	704	214,844	234,312	20,080
Clarivate PLC (Jersey)	Morgan Stanley	3,733	84,345	115,686	32,849
Clean Harbors, Inc.	Morgan Stanley	792	37,420	44,376	7,082
Deluxe Corp.	Morgan Stanley	261	7,082	6,716	(312)
Ennis, Inc.	Morgan Stanley	15	261	262	25
Equifax, Inc.	Morgan Stanley	197	32,114	30,909	(1,017)
Exponent, Inc.	Morgan Stanley	38	2,761	2,737	7
FTI Consulting, Inc.	Morgan Stanley	4	425	424	23
Healthcare Services Group, Inc.	Morgan Stanley	9,141	215,769	196,806	(15,492)
IHS Markit Ltd. (Bermuda)	Morgan Stanley	3,065	248,692	240,633	(7,307)
KAR Auction Services, Inc.	Morgan Stanley	196	2,800	2,822	54
Kelly Services, Inc., Class A	Morgan Stanley	260	4,649	4,430	(183)
ManpowerGroup, Inc.	Morgan Stanley	1,410	86,025	103,395	18,934
MSA Safety, Inc.	Morgan Stanley	262	28,265	35,153	7,771
Nielsen Holdings PLC (United Kingdom).	Morgan Stanley	7,767	107,141	110,136	4,424

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Commercial & Professional Services — (continued)
Republic Services, Inc.	Morgan Stanley	4,266	$341,820	$398,231	$60,834
Robert Half International, Inc.	Morgan Stanley	1,571	79,076	83,169	5,777
Stantec, Inc. (Canada)	Morgan Stanley	21	631	637	33
Steelcase, Inc., Class A	Morgan Stanley	9,228	134,258	93,295	(38,764)
Tetra Tech, Inc.	Morgan Stanley	959	85,579	91,585	6,401
TransUnion	Morgan Stanley	1,778	128,080	149,583	22,082
TriNet Group, Inc.	Morgan Stanley	1,308	77,359	77,591	467
TrueBlue, Inc.	Morgan Stanley	38	586	589	27
UniFirst Corp.	Morgan Stanley	91	13,374	17,233	3,964
Verisk Analytics, Inc.	Morgan Stanley	687	128,562	127,308	(701)
Waste Management, Inc.	Morgan Stanley	385	34,533	43,570	9,555

		52,775	2,324,606	2,477,390	175,361

Consumer Durables & Apparel
Brunswick Corp.	Morgan Stanley	2,924	88,412	172,253	85,510
Capri Holdings Ltd. (British Virgin Islands)	Morgan Stanley	18,998	255,104	341,964	87,805
Carter’s, Inc.	Morgan Stanley	2,659	214,615	230,216	16,213
Cavco Industries, Inc.	Morgan Stanley	336	53,854	60,584	6,902
Deckers Outdoor Corp.	Morgan Stanley	599	122,778	131,786	9,737
DR Horton, Inc.	Morgan Stanley	6,518	292,158	492,956	203,129
Garmin Ltd. (Switzerland)	Morgan Stanley	2,272	174,348	215,522	43,801
Hanesbrands, Inc.	Morgan Stanley	12,517	183,721	197,143	14,510
Helen of Troy Ltd. (Bermuda)	Morgan Stanley	528	104,521	102,179	(2,070)
Installed Building Products, Inc.	Morgan Stanley	315	27,681	32,051	4,823
Kontoor Brands, Inc.	Morgan Stanley	4,456	88,006	107,835	20,094
La-Z-Boy, Inc.	Morgan Stanley	1,921	50,558	60,761	10,455
Leggett & Platt, Inc.	Morgan Stanley	330	8,201	13,586	5,695
Lululemon Athletica, Inc.	Morgan Stanley	744	230,888	245,051	16,197
Mattel, Inc.	Morgan Stanley	8,034	71,044	93,998	27,302
Meritage Homes Corp.	Morgan Stanley	958	70,995	105,754	34,976
Mohawk Industries, Inc.	Morgan Stanley	3,575	274,622	348,884	74,771
Nautilus, Inc.	Morgan Stanley	2,768	47,040	47,499	611
Newell Brands, Inc.	Morgan Stanley	41	660	704	73
NIKE, Inc., Class B	Morgan Stanley	6,726	727,836	844,382	120,323
Polaris, Inc.	Morgan Stanley	5,577	562,337	526,134	(32,560)
PulteGroup, Inc.	Morgan Stanley	6,755	230,566	312,689	84,880
PVH Corp.	Morgan Stanley	11,325	715,376	675,423	(37,198)
Skyline Champion Corp.	Morgan Stanley	692	10,168	18,525	8,465
Smith & Wesson Brands, Inc.	Morgan Stanley	5,852	97,597	90,823	(6,339)
Steven Madden Ltd.	Morgan Stanley	12,050	289,608	234,975	(53,419)
Sturm Ruger & Co., Inc.	Morgan Stanley	2,199	161,365	134,491	(23,026)
Tempur Sealy International, Inc.	Morgan Stanley	2,989	153,114	266,589	113,952
TopBuild Corp.	Morgan Stanley	31	2,278	5,291	3,043
Tupperware Brands Corp.	Morgan Stanley	4,098	58,141	82,616	24,657
Whirlpool Corp.	Morgan Stanley	136	14,286	25,009	11,051

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Durables & Apparel — (continued)
YETI Holdings, Inc.	Morgan Stanley	1,567	$71,307	$71,016	$(72)

		130,490	5,453,185	6,288,689	874,291

Consumer Services
Adtalem Global Education, Inc.	Morgan Stanley	3,718	111,908	91,240	(20,338)
Bloomin’ Brands, Inc.	Morgan Stanley	20,652	192,406	315,356	123,501
Boyd Gaming Corp.	Morgan Stanley	9,202	124,950	282,409	157,825
Chipotle Mexican Grill, Inc.	Morgan Stanley	75	93,531	93,278	27
Dine Brands Global, Inc.	Morgan Stanley	6,878	243,146	375,470	133,462
El Pollo Loco Holdings, Inc.	Morgan Stanley	428	6,841	6,934	135
frontdoor, Inc.	Morgan Stanley	114	4,477	4,436	(5)
Grand Canyon Education, Inc.	Morgan Stanley	27	2,184	2,158	4
Hilton Worldwide Holdings, Inc.	Morgan Stanley	574	29,485	48,974	19,593
Hyatt Hotels Corp., Class A	Morgan Stanley	2,061	84,302	109,996	27,381
Jack in the Box, Inc.	Morgan Stanley	556	15,798	44,096	28,568
Laureate Education, Inc., Class A	Morgan Stanley	11,119	130,761	147,660	17,281
Marriott International, Inc., Class A	Morgan Stanley	1,044	58,219	96,654	38,619
McDonald’s Corp.	Morgan Stanley	2,890	492,838	634,326	147,859
MGM Resorts International	Morgan Stanley	26,329	390,320	572,656	183,487
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	9,142	143,097	156,420	13,738
Papa John’s International, Inc.	Morgan Stanley	4,034	358,289	331,918	(25,366)
Perdoceo Education Corp.	Morgan Stanley	10,094	146,816	123,551	(22,840)
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	1,759	110,744	113,860	3,443
Scientific Games Corp.	Morgan Stanley	3,622	59,689	126,444	77,599
Service Corp. International	Morgan Stanley	1,108	42,951	46,735	4,084
Strategic Education, Inc.	Morgan Stanley	1,523	190,392	139,309	(47,789)
Wingstop, Inc.	Morgan Stanley	4,505	658,947	615,608	(41,235)
Wyndham Hotels & Resorts, Inc.	Morgan Stanley	1,786	46,206	90,193	44,423
Yum! Brands, Inc.	Morgan Stanley	3,097	270,547	282,756	14,567

		126,337	4,008,844	4,852,437	878,023

Diversified Financials
Berkshire Hathaway, Inc., Class B	Morgan Stanley	8,712	1,924,397	1,855,133	(63,967)
BlackRock, Inc.	Morgan Stanley	1,146	632,566	645,828	15,019
Federated Hermes, Inc.	Morgan Stanley	1,143	24,723	24,586	(46)
Franklin Resources, Inc.	Morgan Stanley	2,490	49,264	50,672	2,076
Intercontinental Exchange, Inc.	Morgan Stanley	36	3,604	3,602	31
Moody’s Corp.	Morgan Stanley	261	73,262	75,651	2,613
Nasdaq, Inc.	Morgan Stanley	1,366	168,574	167,622	(467)
S&P Global, Inc.	Morgan Stanley	1,830	643,381	659,898	18,304
Sprott, Inc. (Canada)	Morgan Stanley	16	571	546	—
T Rowe Price Group, Inc.	Morgan Stanley	1,534	193,635	196,689	3,609
Waddell & Reed Financial, Inc., Class A	Morgan Stanley	822	11,952	12,207	311

		19,356	3,725,929	3,692,434	(22,517)

Energy
Antero Midstream Corp.	Morgan Stanley	25,266	118,055	135,678	22,195

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Apache Corp.	Morgan Stanley	19,152	$105,374	$181,369	$77,294
Cactus, Inc., Class A	Morgan Stanley	4,820	107,304	92,496	(13,042)
Canadian Natural Resources Ltd. (Canada)	Morgan Stanley	32,072	583,328	513,473	(60,860)
Cenovus Energy, Inc. (Canada)	Morgan Stanley	12,845	26,888	49,967	23,327
Cheniere Energy, Inc.	Morgan Stanley	825	43,640	38,173	(5,324)
Chevron Corp.	Morgan Stanley	23,506	1,714,054	1,692,432	38,117
Clean Energy Fuels Corp.	Morgan Stanley	4,752	12,529	11,785	(686)
Concho Resources, Inc.	Morgan Stanley	2,132	76,459	94,064	18,683
ConocoPhillips	Morgan Stanley	23,413	727,808	768,883	59,589
Core Laboratories NV (Netherlands)	Morgan Stanley	2,687	26,302	41,004	14,807
Crescent Point Energy Corp. (Canada)	Morgan Stanley	34,102	94,286	41,604	(51,730)
DHT Holdings, Inc. (Marshall Islands)	Morgan Stanley	6,869	39,809	35,444	(964)
DMC Global, Inc.	Morgan Stanley	477	14,201	15,712	1,298
EOG Resources, Inc.	Morgan Stanley	33,218	1,476,498	1,193,855	(277,072)
Halliburton Co.	Morgan Stanley	24,549	182,047	295,815	116,309
HollyFrontier Corp.	Morgan Stanley	4,161	89,363	82,013	(6,431)
Kinder Morgan, Inc.	Morgan Stanley	30,064	444,646	370,689	(63,280)
Kosmos Energy Ltd.	Morgan Stanley	99,929	169,851	97,491	(71,959)
Magnolia Oil & Gas Corp., Class A	Morgan Stanley	9,916	59,175	51,266	(7,767)
Marathon Petroleum Corp.	Morgan Stanley	1,278	21,414	37,497	17,647
Murphy Oil Corp.	Morgan Stanley	34,926	443,843	311,540	(130,114)
Nordic American Tankers Ltd. (Bermuda)	Morgan Stanley	56,759	238,711	198,089	(28,392)
Patterson-UTI Energy, Inc.	Morgan Stanley	1,102	2,209	3,141	1,085
Phillips 66.	Morgan Stanley	2,207	129,032	114,411	(15,417)
Range Resources Corp.	Morgan Stanley	19,846	89,861	131,381	42,578
Renewable Energy Group, Inc.	Morgan Stanley	2,253	50,639	120,355	69,878
Schlumberger NV (Curacao)	Morgan Stanley	6,601	88,962	102,712	15,459
TechnipFMC PLC (United Kingdom)	Morgan Stanley	887	4,586	5,597	1,648
Williams Cos., Inc. (The)	Morgan Stanley	3,924	72,459	77,107	7,982
World Fuel Services Corp.	Morgan Stanley	2,443	61,097	51,767	(8,898)

		526,981	7,314,430	6,956,810	(214,040)

Food & Staples Retailing
BJ’s Wholesale Club Holdings, Inc.	Morgan Stanley	1,819	75,272	75,579	537
Casey’s General Stores, Inc.	Morgan Stanley	362	63,188	64,309	1,318
Costco Wholesale Corp.	Morgan Stanley	1,224	391,934	434,520	44,562
Kroger Co. (The)	Morgan Stanley	4,967	161,573	168,431	8,240
Sprouts Farmers Market, Inc.	Morgan Stanley	8,688	171,438	181,840	10,893
Sysco Corp.	Morgan Stanley	6,845	384,305	425,896	43,916
Walgreens Boots Alliance, Inc.	Morgan Stanley	5,093	209,502	182,941	(21,386)
Walmart, Inc.	Morgan Stanley	10,486	1,263,933	1,467,096	217,075

		39,484	2,721,145	3,000,612	305,155

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	18,360	719,773	709,430	43,849
Archer-Daniels-Midland Co.	Morgan Stanley	10,795	453,119	501,860	64,499

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Food, Beverage & Tobacco — (continued)
B&G Foods, Inc.	Morgan Stanley	312	$8,634	$8,664	$(2,566)
Brown-Forman Corp., Class B	Morgan Stanley	20	1,507	1,506	27
Bunge Ltd. (Bermuda)	Morgan Stanley	71	2,286	3,245	1,060
Coca-Cola Co. (The)	Morgan Stanley	14,959	646,418	738,526	103,110
Coca-Cola Consolidated, Inc.	Morgan Stanley	117	30,738	28,160	(2,471)
Conagra Brands, Inc.	Morgan Stanley	4,957	175,841	177,014	2,536
Constellation Brands, Inc., Class A	Morgan Stanley	2,772	355,201	525,322	174,956
Flowers Foods, Inc.	Morgan Stanley	1,889	46,202	45,959	124
General Mills, Inc.	Morgan Stanley	3,825	226,857	235,926	10,043
JM Smucker Co. (The)	Morgan Stanley	3,163	355,974	365,390	11,230
Kellogg Co.	Morgan Stanley	966	67,058	62,394	(3,919)
Kraft Heinz Co. (The)	Morgan Stanley	31,732	1,055,081	950,373	(91,868)
McCormick & Co., Inc., non-voting shares	Morgan Stanley	852	139,950	165,373	26,401
Molson Coors Beverage Co., Class B	Morgan Stanley	3,173	157,796	106,486	(48,542)
Monster Beverage Corp.	Morgan Stanley	2,338	188,217	187,508	(170)
National Beverage Corp.	Morgan Stanley	22	1,519	1,496	5
PepsiCo, Inc.	Morgan Stanley	3,454	448,449	478,724	38,124
Philip Morris International, Inc.	Morgan Stanley	4,487	348,921	336,480	(6,481)
TreeHouse Foods, Inc.	Morgan Stanley	5,643	265,712	228,711	(37,105)
Turning Point Brands, Inc.	Morgan Stanley	16	452	446	19
Tyson Foods, Inc., Class A	Morgan Stanley	14,684	920,607	873,404	(38,971)

		128,607	6,616,312	6,732,397	243,890

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	4,003	428,525	435,646	8,320
Allscripts Healthcare Solutions, Inc.	Morgan Stanley	15,847	138,810	128,994	(9,411)
Anthem, Inc.	Morgan Stanley	917	239,749	246,297	8,733
Cardinal Health, Inc.	Morgan Stanley	5,402	275,839	253,624	(16,189)
Centene Corp.	Morgan Stanley	1,813	110,204	105,752	(4,127)
Cerner Corp.	Morgan Stanley	2,067	125,127	149,423	25,720
Cigna Corp.	Morgan Stanley	1,936	342,691	327,978	(13,750)
CONMED Corp.	Morgan Stanley	1,112	65,112	87,481	23,008
Covetrus, Inc.	Morgan Stanley	4,741	104,880	115,680	11,116
CVS Health Corp.	Morgan Stanley	3,789	239,145	221,278	(16,638)
Danaher Corp.	Morgan Stanley	2,100	409,962	452,193	43,768
DaVita, Inc.	Morgan Stanley	17,137	964,781	1,467,784	514,129
DENTSPLY SIRONA, Inc.	Morgan Stanley	2,973	106,434	130,009	24,761
Ensign Group, Inc. (The)	Morgan Stanley	801	45,220	45,705	672
Globus Medical, Inc., Class A	Morgan Stanley	1,152	56,953	57,047	273
Hanger, Inc.	Morgan Stanley	28	457	443	10
HCA Healthcare, Inc.	Morgan Stanley	1,621	147,662	202,106	54,872
HealthStream, Inc.	Morgan Stanley	9	182	181	23
Hill-Rom Holdings, Inc.	Morgan Stanley	775	64,345	64,720	611
HMS Holdings Corp.	Morgan Stanley	262	6,217	6,275	98
Hologic, Inc.	Morgan Stanley	11,805	614,126	784,678	174,780
Humana, Inc.	Morgan Stanley	2,821	1,149,161	1,167,584	23,508

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
IDEXX Laboratories, Inc.	Morgan Stanley	846	$313,661	$332,571	$20,096
Integer Holdings Corp.	Morgan Stanley	86	4,608	5,075	502
Intuitive Surgical, Inc.	Morgan Stanley	614	436,239	435,658	638
iRhythm Technologies, Inc.	Morgan Stanley	600	125,743	142,866	17,490
Livongo Health, Inc.	Morgan Stanley	1,914	123,055	268,056	145,361
Magellan Health, Inc.	Morgan Stanley	737	52,965	55,850	3,053
McKesson Corp.	Morgan Stanley	713	106,662	106,187	179
MEDNAX, Inc.	Morgan Stanley	4,083	62,610	66,471	4,056
Medtronic PLC (Ireland)	Morgan Stanley	7,491	667,982	778,465	121,915
Molina Healthcare, Inc.	Morgan Stanley	239	38,463	43,747	5,412
National Research Corp.	Morgan Stanley	8	382	394	36
Neogen Corp.	Morgan Stanley	104	7,918	8,138	265
NextGen Healthcare, Inc.	Morgan Stanley	10,830	163,493	137,974	(25,047)
Omnicell, Inc.	Morgan Stanley	601	40,865	44,871	4,197
Patterson Cos., Inc.	Morgan Stanley	8,602	130,071	207,351	80,661
Quidel Corp.	Morgan Stanley	2,216	352,204	486,146	143,172
ResMed, Inc.	Morgan Stanley	3,218	596,222	551,662	(42,007)
Select Medical Holdings Corp.	Morgan Stanley	6,954	104,645	144,782	40,447
STERIS PLC (Ireland)	Morgan Stanley	2,143	326,614	377,575	55,626
Stryker Corp.	Morgan Stanley	2,822	509,854	588,020	83,818
Teladoc Health, Inc.	Morgan Stanley	736	50,753	161,361	118,750
Teleflex, Inc.	Morgan Stanley	9	3,064	3,064	32
Tenet Healthcare Corp.	Morgan Stanley	3,867	71,459	94,780	23,552
Tivity Health, Inc.	Morgan Stanley	7,747	80,751	108,613	28,107
UnitedHealth Group, Inc.	Morgan Stanley	764	214,466	238,192	26,078
Universal Health Services, Inc., Class B	Morgan Stanley	2,694	255,612	288,312	33,384
Varian Medical Systems, Inc.	Morgan Stanley	2,073	358,907	356,556	(1,344)
West Pharmaceutical Services, Inc.	Morgan Stanley	1,350	323,232	371,115	48,890
Zimmer Biomet Holdings, Inc.	Morgan Stanley	168	14,243	22,872	8,812

		157,340	11,172,325	12,877,602	1,800,418

Household & Personal Products
Church & Dwight Co., Inc.	Morgan Stanley	244	22,627	22,865	349
Clorox Co. (The)	Morgan Stanley	1,270	277,082	266,916	(9,383)
Colgate-Palmolive Co.	Morgan Stanley	16,764	1,134,882	1,293,343	185,161
Edgewell Personal Care Co.	Morgan Stanley	2,504	67,348	69,812	2,635
elf Beauty, Inc.	Morgan Stanley	4,734	53,642	86,963	33,830
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	1,508	259,259	329,121	71,192
Kimberly-Clark Corp.	Morgan Stanley	4,859	665,345	717,480	66,207
Procter & Gamble Co. (The)	Morgan Stanley	4,393	488,366	610,583	129,667
Spectrum Brands Holdings, Inc.	Morgan Stanley	1,300	75,387	74,308	(409)

		37,576	3,043,938	3,471,391	479,249

Materials
Allegheny Technologies, Inc.	Morgan Stanley	18,552	141,569	161,773	20,120
Amcor PLC (Jersey)	Morgan Stanley	38,254	365,451	422,707	62,434
Ashland Global Holdings, Inc.	Morgan Stanley	42	2,302	2,979	721
Avient Corp.	Morgan Stanley	11,478	245,339	303,708	61,026

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
Axalta Coating Systems Ltd. (Bermuda)	Morgan Stanley	2,228	$31,767	$49,395	$17,738
Boise Cascade Co.	Morgan Stanley	1,445	41,926	57,684	16,149
Cabot Corp.	Morgan Stanley	501	12,653	18,051	5,811
Carpenter Technology Corp.	Morgan Stanley	4,485	95,272	81,448	(12,895)
Celanese Corp.	Morgan Stanley	86	5,825	9,241	3,561
Century Aluminum Co.	Morgan Stanley	1,970	17,950	14,026	(3,851)
CF Industries Holdings, Inc.	Morgan Stanley	10,552	284,808	324,052	44,178
Chase Corp.	Morgan Stanley	2	193	191	22
Chemours Co. (The)	Morgan Stanley	23,464	276,293	490,632	226,387
Commercial Metals Co.	Morgan Stanley	27,916	527,576	557,762	36,764
Compass Minerals International, Inc.	Morgan Stanley	1,551	77,429	92,052	16,394
Dow, Inc.	Morgan Stanley	5,870	175,073	276,184	108,482
DuPont de Nemours, Inc.	Morgan Stanley	3,537	118,003	196,233	80,698
Eastman Chemical Co.	Morgan Stanley	5,313	332,665	415,052	100,898
Ecolab, Inc.	Morgan Stanley	4,621	888,805	923,461	39,298
Element Solutions, Inc.	Morgan Stanley	16,430	141,955	172,679	31,344
Ferro Corp.	Morgan Stanley	3,069	35,351	38,056	2,833
First Majestic Silver Corp. (Canada)	Morgan Stanley	1,798	11,130	17,117	9,868
FMC Corp.	Morgan Stanley	2,794	224,144	295,913	76,795
Forterra, Inc.	Morgan Stanley	212	2,448	2,506	88
Freeport-McMoRan, Inc.	Morgan Stanley	12,156	131,585	190,120	58,918
FutureFuel Corp.	Morgan Stanley	9	100	102	26
Golden Star Resources Ltd. (Canada)	Morgan Stanley	246	1,116	1,060	(29)
Hecla Mining Co.	Morgan Stanley	66,621	379,920	338,435	(40,392)
IAMGOLD Corp. (Canada)	Morgan Stanley	4,475	17,027	17,139	182
Ingevity Corp.	Morgan Stanley	2,417	114,848	119,496	4,982
Innospec, Inc.	Morgan Stanley	289	21,895	18,299	(3,297)
International Paper Co.	Morgan Stanley	5,715	209,653	231,686	46,618
Kaiser Aluminum Corp.	Morgan Stanley	1,947	189,392	104,340	(81,165)
Kraton Corp.	Morgan Stanley	2,883	43,586	51,375	7,962
Linde PLC (Ireland)	Morgan Stanley	5,086	917,446	1,211,129	314,094
LyondellBasell Industries NV, Class A (Netherlands)	Morgan Stanley	4,527	347,239	319,108	(15,031)
Martin Marietta Materials, Inc.	Morgan Stanley	394	77,346	92,732	15,998
Minerals Technologies, Inc.	Morgan Stanley	4,002	181,687	204,502	24,616
Mosaic Co. (The)	Morgan Stanley	9,855	180,638	180,051	(68)
Neenah, Inc.	Morgan Stanley	2	76	75	23
NewMarket Corp.	Morgan Stanley	24	9,499	8,216	(1,425)
Newmont Corp.	Morgan Stanley	6,406	403,289	406,461	5,813
Nucor Corp.	Morgan Stanley	6,416	271,768	287,822	19,929
Nutrien Ltd. (Canada)	Morgan Stanley	2,849	98,373	111,766	15,312
O-I Glass, Inc.	Morgan Stanley	4,920	54,238	52,103	(1,963)
Pan American Silver Corp. (Canada)	Morgan Stanley	3,168	79,561	101,851	22,640
PPG Industries, Inc.	Morgan Stanley	1,969	216,894	240,376	27,106
Pretium Resources, Inc. (Canada)	Morgan Stanley	454	5,768	5,829	100
Reliance Steel & Aluminum Co.	Morgan Stanley	1,138	111,070	116,122	6,146
Sealed Air Corp.	Morgan Stanley	1,657	47,859	64,308	17,038

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
Sensient Technologies Corp.	Morgan Stanley	1,355	$62,043	$78,238	$17,687
Sonoco Products Co.	Morgan Stanley	2,876	141,995	146,877	7,126
Southern Copper Corp.	Morgan Stanley	576	15,708	26,076	10,779
SSR Mining, Inc. (Canada)	Morgan Stanley	3,751	54,840	70,031	15,365
Stepan Co.	Morgan Stanley	25	2,734	2,725	22
Summit Materials, Inc., Class A	Morgan Stanley	2,225	27,888	36,802	8,819
Tredegar Corp.	Morgan Stanley	43	658	639	7
Trinseo SA (Luxembourg)	Morgan Stanley	6,003	183,104	153,917	(19,297)
Wheaton Precious Metals Corp. (Canada)	Morgan Stanley	124	6,079	6,085	529
Worthington Industries, Inc.	Morgan Stanley	1,036	31,905	42,248	10,758
Yamana Gold, Inc. (Canada)	Morgan Stanley	5,872	32,929	33,353	596

		359,681	8,727,683	9,994,396	1,441,387

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	1,517	120,379	122,801	2,775
Alphabet, Inc., Class A	Morgan Stanley	1,810	2,238,493	2,652,736	420,401
Cargurus, Inc.	Morgan Stanley	2,034	50,954	43,995	(6,796)
Charter Communications, Inc., Class A .	Morgan Stanley	196	115,750	122,371	6,961
Clear Channel Outdoor Holdings, Inc.	Morgan Stanley	230	225	230	29
Discovery, Inc., Class A	Morgan Stanley	5,799	120,525	126,244	6,053
DISH Network Corp., Class A	Morgan Stanley	19,231	576,586	558,276	(16,706)
Electronic Arts, Inc.	Morgan Stanley	5,727	721,361	746,858	27,497
EverQuote, Inc., Class A	Morgan Stanley	861	25,553	33,269	7,810
Facebook, Inc., Class A	Morgan Stanley	14,078	2,466,428	3,687,028	1,227,383
Fox Corp., Class A	Morgan Stanley	17,632	450,949	490,699	45,042
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	17,131	309,955	285,574	(13,511)
John Wiley & Sons, Inc., Class A	Morgan Stanley	355	11,576	11,257	(264)
Match Group, Inc.	Morgan Stanley	656	67,605	72,586	5,842
MSG Networks, Inc., Class A	Morgan Stanley	8,721	144,172	83,460	(60,629)
Netflix, Inc.	Morgan Stanley	1,807	839,062	903,554	66,815
New York Times Co. (The), Class A	Morgan Stanley	25	1,063	1,070	34
News Corp., Class A	Morgan Stanley	24,727	235,117	346,673	114,951
Omnicom Group, Inc.	Morgan Stanley	870	44,598	43,065	(576)
Pinterest, Inc., Class A	Morgan Stanley	5,660	220,510	234,947	15,064
Sirius XM Holdings, Inc.	Morgan Stanley	13,024	67,050	69,809	2,966
Take-Two Interactive Software, Inc.	Morgan Stanley	1,518	239,912	250,804	11,573
Twitter, Inc.	Morgan Stanley	21,341	631,373	949,675	320,055
Walt Disney Co. (The)	Morgan Stanley	12,702	1,327,940	1,576,064	251,235
Zillow Group, Inc., Class C	Morgan Stanley	8,259	634,751	839,032	208,949

		185,911	11,661,887	14,252,077	2,642,953

Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	Morgan Stanley	16	1,389	1,401	151
Agilent Technologies, Inc.	Morgan Stanley	2,404	231,665	242,660	11,686
Alexion Pharmaceuticals, Inc.	Morgan Stanley	74	8,372	8,468	145
Amneal Pharmaceuticals, Inc.	Morgan Stanley	131	505	508	28
Avantor, Inc.	Morgan Stanley	2,625	44,426	59,036	18,659

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Biogen, Inc.	Morgan Stanley	3,940	$874,615	$1,117,699	$245,504
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	115	37,137	59,278	41,871
Bristol Myers Squibb Co.	Morgan Stanley	809	46,986	48,775	1,941
Catalent, Inc.	Morgan Stanley	584	48,905	50,025	1,278
Charles River Laboratories International, Inc.	Morgan Stanley	742	116,892	168,026	51,894
Coherus Biosciences, Inc.	Morgan Stanley	2,294	37,484	42,072	4,972
Corcept Therapeutics, Inc.	Morgan Stanley	1,034	13,419	17,997	5,128
Denali Therapeutics, Inc.	Morgan Stanley	242	8,592	8,671	126
Elanco Animal Health, Inc.	Morgan Stanley	11,103	287,337	310,107	23,581
Emergent BioSolutions, Inc.	Morgan Stanley	2,388	248,120	246,752	(664)
Gilead Sciences, Inc.	Morgan Stanley	1,621	99,827	102,431	13,712
Horizon Therapeutics PLC (Ireland)	Morgan Stanley	2,677	194,818	207,949	15,125
Innoviva, Inc.	Morgan Stanley	11,934	137,686	124,710	(12,575)
IQVIA Holdings, Inc.	Morgan Stanley	1,112	138,980	175,285	41,475
Ironwood Pharmaceuticals, Inc.	Morgan Stanley	74	671	666	20
Johnson & Johnson	Morgan Stanley	9,697	1,295,587	1,443,689	167,966
Kura Oncology, Inc.	Morgan Stanley	84	2,485	2,574	119
Merck & Co., Inc.	Morgan Stanley	9,330	686,985	773,924	99,833
Mylan NV (Netherlands)	Morgan Stanley	11,125	163,759	164,984	1,697
NantKwest, Inc.	Morgan Stanley	86	384	596	236
Natera, Inc.	Morgan Stanley	5,896	215,382	425,927	211,158
Neurocrine Biosciences, Inc.	Morgan Stanley	548	54,144	52,696	(1,277)
Novavax, Inc.	Morgan Stanley	10,565	348,303	1,144,718	797,393
PerkinElmer, Inc.	Morgan Stanley	4,719	445,899	592,282	148,386
Pfizer, Inc.	Morgan Stanley	34,171	1,116,526	1,254,076	158,220
Phibro Animal Health Corp., Class A	Morgan Stanley	10	174	174	23
Prestige Consumer Healthcare, Inc.	Morgan Stanley	2,715	101,557	98,880	(2,409)
Regeneron Pharmaceuticals, Inc.	Morgan Stanley	304	168,775	170,173	1,606
TG Therapeutics, Inc.	Morgan Stanley	3,842	48,271	102,812	54,697
Thermo Fisher Scientific, Inc.	Morgan Stanley	492	200,669	217,228	17,250
Trillium Therapeutics, Inc. (Canada)	Morgan Stanley	1,147	13,792	16,299	2,568
United Therapeutics Corp.	Morgan Stanley	677	71,724	68,377	(3,191)
Vanda Pharmaceuticals, Inc.	Morgan Stanley	1,221	12,570	11,795	(795)
Waters Corp.	Morgan Stanley	508	97,269	99,405	2,426
Zoetis, Inc.	Morgan Stanley	2,853	453,381	471,801	19,685

		145,909	8,075,462	10,104,926	2,139,648

Retailing
1-800-Flowers.com, Inc., Class A	Morgan Stanley	2,928	76,167	73,024	(2,911)
Aaron’s, Inc.	Morgan Stanley	5,877	235,370	332,932	98,609
Advance Auto Parts, Inc.	Morgan Stanley	2,357	363,357	361,800	(68)
Amazon.com, Inc.	Morgan Stanley	927	2,173,061	2,918,873	751,791
Asbury Automotive Group, Inc.	Morgan Stanley	634	53,500	61,783	8,453
At Home Group, Inc.	Morgan Stanley	14,963	232,198	222,350	(9,188)
AutoNation, Inc.	Morgan Stanley	2,315	92,574	122,533	30,236

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
AutoZone, Inc.	Morgan Stanley	347	$390,575	$408,641	$19,160
Best Buy Co., Inc.	Morgan Stanley	6,844	399,683	761,669	400,244
Big Lots, Inc.	Morgan Stanley	1,151	52,617	51,335	(840)
Booking Holdings, Inc.	Morgan Stanley	1,208	1,669,136	2,066,501	401,963
Buckle, Inc. (The)	Morgan Stanley	3,109	64,463	63,393	(871)
Camping World Holdings, Inc., Class A	Morgan Stanley	6,437	78,798	191,501	116,372
CarParts.Com, Inc.	Morgan Stanley	3,905	52,480	42,213	(10,100)
Dick’s Sporting Goods, Inc.	Morgan Stanley	552	31,369	31,950	690
Dollar General Corp.	Morgan Stanley	1,400	253,601	293,468	41,412
eBay, Inc.	Morgan Stanley	23,666	708,168	1,232,999	534,019
Etsy, Inc.	Morgan Stanley	4,343	559,517	528,239	(30,788)
Foot Locker, Inc.	Morgan Stanley	13,400	445,229	442,602	(1,384)
Gap, Inc. (The)	Morgan Stanley	39,916	616,849	679,769	64,224
Genuine Parts Co.	Morgan Stanley	1,744	130,530	165,976	38,010
Guess?, Inc.	Morgan Stanley	10,745	79,791	124,857	46,517
Hibbett Sports, Inc.	Morgan Stanley	733	26,081	28,748	2,762
Home Depot, Inc. (The)	Morgan Stanley	3,933	751,293	1,092,233	353,863
L Brands, Inc.	Morgan Stanley	13,792	385,094	438,724	55,679
Lithia Motors, Inc., Class A	Morgan Stanley	581	135,053	132,433	(2,226)
LKQ Corp.	Morgan Stanley	28,111	705,359	779,518	77,940
Lowe’s Cos., Inc.	Morgan Stanley	7,592	877,184	1,259,209	388,172
Lumber Liquidators Holdings, Inc.	Morgan Stanley	6,047	136,561	133,336	(2,872)
Macy’s, Inc.	Morgan Stanley	96,381	674,929	549,372	(123,684)
MarineMax, Inc.	Morgan Stanley	1,338	38,836	34,346	(4,421)
Michaels Cos., Inc. (The)	Morgan Stanley	6,261	63,348	60,450	(2,701)
Murphy USA, Inc.	Morgan Stanley	1,191	133,108	152,770	20,050
National Vision Holdings, Inc.	Morgan Stanley	1,885	34,913	72,082	37,289
ODP Corp. (The)	Morgan Stanley	17,083	213,534	332,259	119,229
O’Reilly Automotive, Inc.	Morgan Stanley	684	319,000	315,379	(2,724)
Pool Corp.	Morgan Stanley	148	45,151	49,512	4,727
Qurate Retail, Inc.	Morgan Stanley	8,537	60,803	61,296	683
RH.	Morgan Stanley	1,322	121,103	505,824	385,076
Ross Stores, Inc.	Morgan Stanley	1,974	172,797	184,214	12,063
Shoe Carnival, Inc.	Morgan Stanley	813	30,175	27,301	(2,769)
Shutterstock, Inc.	Morgan Stanley	569	28,372	29,611	1,419
Signet Jewelers Ltd. (Bermuda)	Morgan Stanley	16,912	125,623	316,254	190,999
Sleep Number Corp.	Morgan Stanley	4,448	145,024	217,552	74,317
Sonic Automotive, Inc., Class A	Morgan Stanley	6,866	199,727	275,739	78,451
Sportsman’s Warehouse Holdings, Inc.	Morgan Stanley	322	4,358	4,608	285
Stamps.com, Inc.	Morgan Stanley	1,370	218,103	330,102	111,401
Target Corp.	Morgan Stanley	1,563	238,671	246,047	8,054
Tractor Supply Co.	Morgan Stanley	2,531	365,783	362,794	(1,615)
Williams-Sonoma, Inc.	Morgan Stanley	4,244	244,903	383,827	142,684
Zumiez, Inc.	Morgan Stanley	2,020	51,975	56,196	4,388

		388,019	15,305,894	19,610,144	4,422,069

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	Morgan Stanley	1,852	$143,047	$151,845	$9,214
Amkor Technology, Inc.	Morgan Stanley	29,106	263,382	325,987	63,351
Analog Devices, Inc.	Morgan Stanley	318	37,080	37,123	380
Applied Materials, Inc.	Morgan Stanley	12,085	520,833	718,453	204,163
Axcelis Technologies, Inc.	Morgan Stanley	2,382	61,289	52,404	(8,693)
Broadcom, Inc.	Morgan Stanley	3,000	1,035,360	1,092,960	68,677
Brooks Automation, Inc.	Morgan Stanley	550	15,451	25,443	10,153
CEVA, Inc.	Morgan Stanley	36	1,399	1,417	45
Cirrus Logic, Inc.	Morgan Stanley	5,086	269,659	343,051	82,109
Diodes, Inc.	Morgan Stanley	2,863	102,420	161,616	61,541
Enphase Energy, Inc.	Morgan Stanley	1,446	37,382	119,425	82,169
First Solar, Inc.	Morgan Stanley	4,304	283,467	284,925	2,258
Intel Corp.	Morgan Stanley	30,826	1,533,611	1,596,170	86,697
KLA Corp.	Morgan Stanley	2,341	414,736	453,545	42,281
Lam Research Corp.	Morgan Stanley	668	224,683	221,609	(2,703)
Lattice Semiconductor Corp.	Morgan Stanley	9,154	164,796	265,100	100,778
MACOM Technology Solutions Holdings, Inc.	Morgan Stanley	8,280	289,780	281,603	(7,359)
Marvell Technology Group Ltd. (Bermuda)	Morgan Stanley	4,552	176,808	180,714	4,414
Maxim Integrated Products, Inc.	Morgan Stanley	4,529	250,413	306,206	59,847
Microchip Technology, Inc.	Morgan Stanley	3,671	373,344	377,232	6,101
MKS Instruments, Inc.	Morgan Stanley	887	106,211	96,887	(8,922)
Monolithic Power Systems, Inc.	Morgan Stanley	617	136,556	172,519	37,245
NVIDIA Corp.	Morgan Stanley	2,157	694,767	1,167,412	475,219
PDF Solutions, Inc.	Morgan Stanley	5	96	94	21
Power Integrations, Inc.	Morgan Stanley	1,680	91,329	93,072	2,208
Qorvo, Inc.	Morgan Stanley	63	5,069	8,128	3,096
Skyworks Solutions, Inc.	Morgan Stanley	4,551	433,489	662,171	234,053
SMART Global Holdings, Inc. (Cayman Islands)	Morgan Stanley	1,463	34,336	39,998	5,862
Synaptics, Inc.	Morgan Stanley	7,417	454,536	596,475	143,208
Texas Instruments, Inc.	Morgan Stanley	826	105,881	117,945	19,622
Ultra Clean Holdings, Inc.	Morgan Stanley	7,173	145,429	153,932	8,891

		153,888	8,406,639	10,105,461	1,785,926

Software & Services
A10 Networks, Inc.	Morgan Stanley	843	6,023	5,370	(613)
Accenture PLC, Class A (Ireland)	Morgan Stanley	3,631	670,394	820,570	155,844
ACI Worldwide, Inc.	Morgan Stanley	3,396	92,082	88,737	(3,069)
Adobe, Inc.	Morgan Stanley	1,136	405,995	557,128	152,269
Agilysys, Inc.	Morgan Stanley	332	8,277	8,021	(210)
Alarm.com Holdings, Inc.	Morgan Stanley	254	13,873	14,034	222
Alliance Data Systems Corp.	Morgan Stanley	7,323	735,285	307,420	(413,181)
Anaplan, Inc.	Morgan Stanley	2,442	148,430	152,820	4,821
Automatic Data Processing, Inc.	Morgan Stanley	10,401	1,426,238	1,450,835	47,194
Black Knight, Inc.	Morgan Stanley	597	42,374	51,969	9,735

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Blackbaud, Inc.	Morgan Stanley	4,235	$220,743	$236,440	$16,326
Broadridge Financial Solutions, Inc.	Morgan Stanley	2,611	323,269	344,652	24,264
CACI International, Inc., Class A	Morgan Stanley	184	38,851	39,221	500
Cadence Design Systems, Inc.	Morgan Stanley	5,173	484,026	551,597	69,752
Cardtronics PLC, Class A (United Kingdom)	Morgan Stanley	3,113	58,695	61,637	3,067
CDK Global, Inc.	Morgan Stanley	423	19,555	18,439	(969)
CGI, Inc. (Canada)	Morgan Stanley	899	62,534	60,925	(1,414)
Citrix Systems, Inc.	Morgan Stanley	2,139	304,188	294,562	(7,578)
Cornerstone OnDemand, Inc.	Morgan Stanley	2,714	96,743	98,681	1,940
Crowdstrike Holdings, Inc., Class A	Morgan Stanley	363	50,136	49,847	(128)
Domo, Inc., Class B	Morgan Stanley	1,253	38,171	48,027	9,985
Envestnet, Inc.	Morgan Stanley	609	46,843	46,990	299
Evo Payments, Inc., Class A	Morgan Stanley	43	1,083	1,069	12
Fair Isaac Corp.	Morgan Stanley	143	57,933	60,829	3,168
Fiserv, Inc.	Morgan Stanley	2,781	274,640	286,582	12,927
FleetCor Technologies, Inc.	Morgan Stanley	2,258	485,131	537,630	53,852
Fortinet, Inc.	Morgan Stanley	4,820	519,797	567,844	49,495
Gartner, Inc.	Morgan Stanley	2,835	330,584	354,233	24,579
Globant SA (Luxembourg)	Morgan Stanley	330	57,405	59,143	1,996
GoDaddy, Inc., Class A	Morgan Stanley	4,504	309,714	342,169	33,327
Guidewire Software, Inc.	Morgan Stanley	1,128	121,457	117,617	(3,484)
International Business Machines Corp.	Morgan Stanley	5,628	678,580	684,759	20,780
International Money Express, Inc.	Morgan Stanley	38	572	546	(1)
Intuit, Inc.	Morgan Stanley	4,624	1,490,712	1,508,395	19,644
Jack Henry & Associates, Inc.	Morgan Stanley	887	154,124	144,217	(9,082)
KBR, Inc.	Morgan Stanley	1,310	19,174	29,292	10,436
Leidos Holdings, Inc.	Morgan Stanley	1,259	97,902	112,240	16,131
LiveRamp Holdings, Inc.	Morgan Stanley	1,707	77,450	88,371	11,327
Mastercard, Inc., Class A	Morgan Stanley	1,267	331,479	428,461	98,333
Microsoft Corp.	Morgan Stanley	11,357	1,954,380	2,388,718	454,771
MicroStrategy, Inc., Class A	Morgan Stanley	499	60,061	75,129	15,326
MobileIron, Inc.	Morgan Stanley	179	1,258	1,255	24
Model N, Inc.	Morgan Stanley	1,791	58,701	63,186	4,611
NortonLifeLock, Inc.	Morgan Stanley	25,028	460,508	521,584	68,739
Nuance Communications, Inc.	Morgan Stanley	110	1,554	3,651	19,816
Oracle Corp.	Morgan Stanley	47,786	2,387,732	2,852,824	490,242
Paychex, Inc.	Morgan Stanley	10,036	608,854	800,572	208,725
Paylocity Holding Corp.	Morgan Stanley	205	20,135	33,091	14,151
PayPal Holdings, Inc.	Morgan Stanley	6,656	1,125,416	1,311,432	196,798
Progress Software Corp.	Morgan Stanley	5,885	228,804	215,862	(8,939)
PTC, Inc.	Morgan Stanley	4,534	296,885	375,052	79,005
QAD, Inc., Class A	Morgan Stanley	16	673	675	28
Qualys, Inc.	Morgan Stanley	2,614	205,525	256,198	53,656
Sailpoint Technologies Holding, Inc.	Morgan Stanley	10,865	304,467	429,928	126,319
salesforce.com, Inc.	Morgan Stanley	2,258	600,216	567,481	(31,067)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Science Applications International Corp.	Morgan Stanley	2,019	$148,343	$158,330	$12,078
ServiceNow, Inc.	Morgan Stanley	3,185	952,534	1,544,725	594,825
Shopify, Inc., Class A (Canada)	Morgan Stanley	26	23,785	26,597	2,901
SPS Commerce, Inc.	Morgan Stanley	995	50,135	77,481	31,331
SS&C Technologies Holdings, Inc.	Morgan Stanley	3,873	219,024	234,394	17,209
SVMK, Inc.	Morgan Stanley	3,113	46,922	68,828	22,059
Synopsys, Inc.	Morgan Stanley	3,523	670,166	753,852	85,768
Teradata Corp.	Morgan Stanley	4,282	92,211	97,201	5,258
Verint Systems, Inc.	Morgan Stanley	314	14,931	15,129	261
VeriSign, Inc.	Morgan Stanley	1,376	283,837	281,874	(1,176)
Virtusa Corp.	Morgan Stanley	1,276	42,932	62,728	20,101
Visa, Inc., Class A	Morgan Stanley	2,707	438,614	541,319	105,524
Western Union Co. (The)	Morgan Stanley	7,850	152,189	168,226	19,933
WEX, Inc.	Morgan Stanley	718	72,099	99,780	27,903
Workday, Inc., Class A	Morgan Stanley	1,530	344,205	329,149	(14,089)
Zoom Video Communications, Inc., Class A	Morgan Stanley	81	29,041	38,079	12,436

		256,320	22,196,599	25,025,649	3,047,023

Technology Hardware & Equipment
Amphenol Corp., Class A	Morgan Stanley	3,084	231,300	333,905	114,305
Apple, Inc.	Morgan Stanley	37,993	2,453,753	4,399,969	1,968,541
Arrow Electronics, Inc.	Morgan Stanley	3,459	201,113	272,085	71,681
Avnet, Inc.	Morgan Stanley	4,358	131,157	112,611	(16,067)
Badger Meter, Inc.	Morgan Stanley	2,785	142,617	182,055	43,691
Belden, Inc.	Morgan Stanley	1,908	75,230	59,377	(15,700)
CDW Corp.	Morgan Stanley	686	77,230	81,997	5,081
Ciena Corp.	Morgan Stanley	75	3,003	2,977	5
Cisco Systems, Inc.	Morgan Stanley	32,750	1,342,419	1,290,023	(26,477)
Corning, Inc.	Morgan Stanley	13,160	369,767	426,516	61,296
Diebold Nixdorf, Inc.	Morgan Stanley	18,105	149,978	138,322	(11,639)
EchoStar Corp., Class A	Morgan Stanley	8,407	308,070	209,250	(97,953)
FLIR Systems, Inc.	Morgan Stanley	7,973	328,381	285,832	(40,917)
Hewlett Packard Enterprise Co.	Morgan Stanley	55,441	704,858	519,482	(153,828)
HP, Inc.	Morgan Stanley	37,959	592,493	720,841	144,432
InterDigital, Inc.	Morgan Stanley	1,040	50,096	59,342	9,822
Jabil, Inc.	Morgan Stanley	2,004	65,670	68,657	3,237
Juniper Networks, Inc.	Morgan Stanley	10,206	230,466	219,429	(3,105)
Lumentum Holdings, Inc.	Morgan Stanley	3,893	210,436	292,481	82,645
NCR Corp.	Morgan Stanley	8,362	181,670	185,135	1,725
NetApp, Inc.	Morgan Stanley	14,429	695,477	632,567	(40,386)
OSI Systems, Inc.	Morgan Stanley	536	50,727	41,599	(9,817)
PC Connection, Inc.	Morgan Stanley	32	1,318	1,314	23
Rogers Corp.	Morgan Stanley	12	1,186	1,177	18
Sanmina Corp.	Morgan Stanley	4,322	111,107	116,910	6,055
Seagate Technology PLC (Ireland)	Morgan Stanley	7,792	382,523	383,912	11,811

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Technology Hardware & Equipment — (continued)
SYNNEX Corp.	Morgan Stanley	1,821	$197,009	$255,049	$59,263
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	1,923	113,938	187,954	76,345
Trimble, Inc.	Morgan Stanley	468	22,590	22,792	287
TTM Technologies, Inc.	Morgan Stanley	8,598	84,002	98,103	15,226
Ubiquiti, Inc.	Morgan Stanley	809	141,723	134,828	(6,191)
Vishay Intertechnology, Inc.	Morgan Stanley	13,079	192,769	203,640	16,355
Xerox Holdings Corp.	Morgan Stanley	1,645	25,197	30,877	6,290
Zebra Technologies Corp., Class A	Morgan Stanley	733	171,195	185,053	14,350

		309,847	10,040,468	12,156,061	2,290,404

Telecommunication Services
AT&T, Inc.	Morgan Stanley	21,559	622,997	614,647	14,187
CenturyLink, Inc.	Morgan Stanley	7,392	76,147	74,585	105
Iridium Communications, Inc.	Morgan Stanley	6,691	169,297	171,156	2,346
T-Mobile US, Inc.	Morgan Stanley	2,299	222,234	262,914	41,312
Verizon Communications, Inc.	Morgan Stanley	14,018	754,847	833,931	92,409
Vonage Holdings Corp.	Morgan Stanley	2,736	28,027	27,989	62

		54,695	1,873,549	1,985,222	150,421

Transportation
Alaska Air Group, Inc.	Morgan Stanley	14,053	586,886	514,761	(70,493)
ArcBest Corp.	Morgan Stanley	4,753	134,713	147,628	14,961
Atlas Air Worldwide Holdings, Inc.	Morgan Stanley	1,166	66,346	71,009	4,868
CH Robinson Worldwide, Inc.	Morgan Stanley	3,760	321,455	384,234	66,022
CSX Corp.	Morgan Stanley	9,194	519,739	714,098	199,968
Echo Global Logistics, Inc.	Morgan Stanley	11,903	228,895	306,740	78,575
Expeditors International of Washington, Inc.	Morgan Stanley	8,054	563,695	729,048	176,994
FedEx Corp.	Morgan Stanley	1,526	379,845	383,820	5,039
Hub Group, Inc., Class A	Morgan Stanley	2,093	84,571	105,058	20,833
JB Hunt Transport Services, Inc.	Morgan Stanley	2,027	269,891	256,172	(12,521)
Kansas City Southern	Morgan Stanley	56	6,749	10,126	3,464
Marten Transport Ltd.	Morgan Stanley	237	3,862	3,868	40
Norfolk Southern Corp.	Morgan Stanley	3,986	576,757	852,964	284,966
Old Dominion Freight Line, Inc.	Morgan Stanley	122	21,983	22,072	173
Schneider National, Inc., Class B	Morgan Stanley	1,156	24,912	28,588	3,888
United Parcel Service, Inc., Class B	Morgan Stanley	1,397	216,783	232,782	18,536
Werner Enterprises, Inc.	Morgan Stanley	2,020	83,834	84,820	1,363

		67,503	4,090,916	4,847,788	796,676

Utilities
American Water Works Co., Inc.	Morgan Stanley	372	52,449	53,895	1,614
Dominion Energy, Inc.	Morgan Stanley	11,461	886,189	904,617	40,146
Duke Energy Corp.	Morgan Stanley	2,716	227,586	240,529	15,998
Evergy, Inc.	Morgan Stanley	6,479	405,790	329,263	(65,728)
Exelon Corp.	Morgan Stanley	11,506	425,117	411,455	(9,714)
FirstEnergy Corp.	Morgan Stanley	14,473	575,307	415,520	(150,496)
MDU Resources Group, Inc.	Morgan Stanley	12,401	277,277	279,023	5,561

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Utilities — (continued)
National Fuel Gas Co.	Morgan Stanley	3,281	$145,726	$133,176	$(10,714)
NiSource, Inc.	Morgan Stanley	1,812	40,076	39,864	(78)
Northwest Natural Holding Co.	Morgan Stanley	497	26,933	22,559	(4,385)
NRG Energy, Inc.	Morgan Stanley	1,790	57,086	55,025	(1,528)
OGE Energy Corp.	Morgan Stanley	2,343	70,176	70,267	981
PPL Corp.	Morgan Stanley	36,744	1,001,634	999,804	19,590
York Water Co. (The)	Morgan Stanley	1	43	42	27

		105,876	4,191,389	3,955,039	(158,726)

Total Reference Entity — Long			158,525,480	182,933,107	26,251,069

Short
Automobiles & Components
Aptiv PLC (Jersey)	Morgan Stanley	(9,233)	(802,367)	(846,481)	(46,357)
Cooper Tire & Rubber Co.	Morgan Stanley	(1,515)	(43,289)	(48,026)	(6,263)
Dana, Inc.	Morgan Stanley	(16,221)	(242,131)	(199,843)	40,231
Delphi Technologies PLC (Jersey)	Morgan Stanley	(7,890)	(136,061)	(131,842)	4,208
Dorman Products, Inc.	Morgan Stanley	(6,795)	(548,413)	(614,132)	(68,205)
Fiat Chrysler Automobiles NV (Netherlands)	Morgan Stanley	(63,926)	(716,207)	(781,176)	(66,968)
Ford Motor Co.	Morgan Stanley	(79,816)	(562,872)	(531,575)	38,105
Fox Factory Holding Corp.	Morgan Stanley	(7,281)	(558,631)	(541,197)	15,129
Goodyear Tire & Rubber Co. (The)	Morgan Stanley	(56,556)	(525,688)	(433,785)	90,442
LCI Industries	Morgan Stanley	(4,875)	(482,513)	(518,164)	(45,059)
Lear Corp.	Morgan Stanley	(1,247)	(150,334)	(135,985)	14,033
Standard Motor Products, Inc.	Morgan Stanley	(1,686)	(84,904)	(75,280)	8,894
Tenneco, Inc., Class A	Morgan Stanley	(27,602)	(364,898)	(191,558)	173,313
Tesla, Inc.	Morgan Stanley	(150)	(66,032)	(64,352)	1,517

		(284,793)	(5,284,340)	(5,113,396)	153,020

Capital Goods
A.O. Smith Corp.	Morgan Stanley	(924)	(48,826)	(48,787)	(82)
AAON, Inc.	Morgan Stanley	(1,855)	(89,713)	(111,764)	(22,809)
Alamo Group, Inc.	Morgan Stanley	(1,939)	(216,404)	(209,470)	5,435
Allison Transmission Holdings, Inc.	Morgan Stanley	(12,930)	(609,526)	(454,360)	147,506
American Woodmark Corp.	Morgan Stanley	(4,172)	(339,932)	(327,669)	11,370
Argan, Inc.	Morgan Stanley	(4,578)	(193,695)	(191,864)	(8,025)
Armstrong World Industries, Inc.	Morgan Stanley	(6,063)	(444,545)	(417,195)	25,837
Astec Industries, Inc.	Morgan Stanley	(2,630)	(81,375)	(142,678)	(64,383)
Axon Enterprise, Inc.	Morgan Stanley	(5,552)	(467,827)	(503,566)	(37,038)
Beacon Roofing Supply, Inc.	Morgan Stanley	(13,559)	(445,364)	(421,278)	22,630
Boeing Co. (The)	Morgan Stanley	(10,409)	(2,428,649)	(1,720,191)	692,648
Carrier Global Corp.	Morgan Stanley	(6,707)	(200,699)	(204,832)	(4,826)
Caterpillar, Inc.	Morgan Stanley	(5,676)	(833,685)	(846,575)	(25,299)
Chart Industries, Inc.	Morgan Stanley	(2,564)	(170,207)	(180,172)	(10,768)
Construction Partners, Inc., Class A	Morgan Stanley	(3,793)	(65,794)	(69,033)	(3,592)
Cubic Corp.	Morgan Stanley	(2,170)	(146,822)	(126,229)	19,314
EnerSys	Morgan Stanley	(4,725)	(313,723)	(317,142)	(8,564)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Federal Signal Corp.	Morgan Stanley	(4,459)	$(148,433)	$(130,426)	$16,490
Gates Industrial Corp. PLC (United Kingdom)	Morgan Stanley	(8,590)	(88,494)	(95,521)	(7,278)
Graco, Inc.	Morgan Stanley	(3,181)	(182,250)	(195,154)	(13,440)
Helios Technologies, Inc.	Morgan Stanley	(2,636)	(117,806)	(95,950)	20,863
Hillenbrand, Inc.	Morgan Stanley	(10,597)	(213,625)	(300,531)	(92,689)
Hyster-Yale Materials Handling, Inc.	Morgan Stanley	(4,503)	(250,524)	(167,286)	76,998
Ingersoll Rand, Inc.	Morgan Stanley	(19,264)	(603,504)	(685,798)	(88,352)
Jacobs Engineering Group, Inc.	Morgan Stanley	(9,521)	(848,992)	(883,263)	(40,257)
JELD-WEN Holding, Inc.	Morgan Stanley	(12,002)	(199,386)	(271,245)	(73,122)
Kennametal, Inc.	Morgan Stanley	(19,451)	(591,453)	(562,912)	21,110
Kratos Defense & Security Solutions, Inc.	Morgan Stanley	(15,417)	(304,742)	(297,240)	6,660
Mercury Systems, Inc.	Morgan Stanley	(1,336)	(103,356)	(103,487)	(399)
Meritor, Inc.	Morgan Stanley	(20,867)	(514,883)	(436,955)	76,497
Moog, Inc., Class A	Morgan Stanley	(4,926)	(433,736)	(312,949)	116,767
Mueller Water Products, Inc., Class A	Morgan Stanley	(54,648)	(568,697)	(567,793)	(12,171)
Nordson Corp.	Morgan Stanley	(1,199)	(231,835)	(229,992)	1,212
NV5 Global, Inc.	Morgan Stanley	(6,456)	(417,708)	(340,683)	75,930
Patrick Industries, Inc.	Morgan Stanley	(5,689)	(254,981)	(327,231)	(77,174)
PGT Innovations, Inc.	Morgan Stanley	(25,662)	(415,501)	(449,598)	(35,362)
Primoris Services Corp.	Morgan Stanley	(8,731)	(177,327)	(157,507)	17,012
Proto Labs, Inc.	Morgan Stanley	(5,786)	(766,740)	(749,287)	11,440
Raytheon Technologies Corp.	Morgan Stanley	(8,476)	(534,537)	(487,709)	49,280
RBC Bearings, Inc.	Morgan Stanley	(1,107)	(176,025)	(134,179)	43,123
Resideo Technologies, Inc.	Morgan Stanley	(53,283)	(643,519)	(586,113)	56,262
REV Group, Inc.	Morgan Stanley	(14,364)	(163,850)	(113,332)	48,047
Rockwell Automation, Inc.	Morgan Stanley	(463)	(107,757)	(102,175)	4,895
Sensata Technologies Holding PLC (United Kingdom)	Morgan Stanley	(6,556)	(273,077)	(282,826)	(10,598)
Spirit AeroSystems Holdings, Inc., Class A	Morgan Stanley	(41,164)	(1,004,498)	(778,411)	225,127
Stanley Black & Decker, Inc.	Morgan Stanley	(8,388)	(1,192,198)	(1,360,534)	(177,699)
Sunrun, Inc.	Morgan Stanley	(5,502)	(96,446)	(424,039)	(377,198)
Trex Co., Inc.	Morgan Stanley	(14,546)	(1,040,624)	(1,041,494)	(3,785)
Vicor Corp.	Morgan Stanley	(4,791)	(203,106)	(372,404)	(172,997)
Wabash National Corp.	Morgan Stanley	(7,318)	(76,619)	(87,523)	(12,103)
WESCO International, Inc.	Morgan Stanley	(21,574)	(1,004,159)	(949,687)	51,659
Xylem, Inc.	Morgan Stanley	(9,485)	(759,214)	(797,878)	(41,860)

		(532,184)	(21,806,388)	(21,171,917)	422,242

Commercial & Professional Services
Brink’s Co. (The)	Morgan Stanley	(3,534)	(291,491)	(145,212)	144,419
Casella Waste Systems, Inc., Class A	Morgan Stanley	(4,896)	(220,810)	(273,442)	(53,508)
Covanta Holding Corp.	Morgan Stanley	(28,022)	(477,072)	(217,171)	236,620
Forrester Research, Inc.	Morgan Stanley	(3,180)	(110,789)	(104,272)	6,250
Harsco Corp.	Morgan Stanley	(5,606)	(82,182)	(77,979)	3,994

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Commercial & Professional Services — (continued)
HNI Corp.	Morgan Stanley	(4,978)	$(170,094)	$(156,210)	$7,330
IAA, Inc.	Morgan Stanley	(1,731)	(91,277)	(90,133)	910
Insperity, Inc.	Morgan Stanley	(17,964)	(1,659,162)	(1,176,462)	456,509
Knoll, Inc.	Morgan Stanley	(642)	(8,224)	(7,743)	481
Korn Ferry	Morgan Stanley	(8,607)	(363,653)	(249,603)	110,343
US Ecology, Inc.	Morgan Stanley	(14,493)	(762,239)	(473,486)	285,040

		(93,653)	(4,236,993)	(2,971,713)	1,198,388

Consumer Durables & Apparel
Acushnet Holdings Corp.	Morgan Stanley	(4,319)	(150,550)	(145,161)	4,540
Callaway Golf Co.	Morgan Stanley	(44,362)	(843,985)	(849,089)	(7,704)
Canada Goose Holdings, Inc. (Canada)	Morgan Stanley	(6,561)	(284,006)	(211,067)	74,595
Columbia Sportswear Co.	Morgan Stanley	(7,781)	(734,325)	(676,791)	50,885
G-III Apparel Group Ltd.	Morgan Stanley	(1,544)	(42,736)	(20,242)	22,397
Gildan Activewear, Inc. (Canada)	Morgan Stanley	(16,268)	(592,379)	(319,992)	275,552
GoPro, Inc., Class A	Morgan Stanley	(84,996)	(390,021)	(385,032)	3,911
Hasbro, Inc.	Morgan Stanley	(5,946)	(470,690)	(491,853)	(22,469)
iRobot Corp.	Morgan Stanley	(5,169)	(381,580)	(392,327)	(16,651)
Levi Strauss & Co., Class A	Morgan Stanley	(44,997)	(811,456)	(602,960)	198,006
Malibu Boats, Inc., Class A	Morgan Stanley	(1,390)	(70,806)	(68,888)	1,741
Oxford Industries, Inc.	Morgan Stanley	(2,283)	(103,501)	(92,142)	11,015
Ralph Lauren Corp.	Morgan Stanley	(1,689)	(129,045)	(114,801)	14,617
Skechers U.S.A., Inc., Class A	Morgan Stanley	(12,901)	(473,106)	(389,868)	82,223
Tapestry, Inc.	Morgan Stanley	(9,153)	(147,497)	(143,061)	3,843
Under Armour, Inc., Class C	Morgan Stanley	(79,497)	(745,429)	(782,250)	(38,903)
VF Corp.	Morgan Stanley	(5,632)	(366,917)	(395,648)	(34,431)
Vista Outdoor, Inc.	Morgan Stanley	(6,965)	(113,294)	(140,554)	(30,489)
Wolverine World Wide, Inc.	Morgan Stanley	(37,484)	(1,076,548)	(968,587)	87,237

		(378,937)	(7,927,871)	(7,190,313)	679,915

Consumer Services
Aramark	Morgan Stanley	(17,444)	(725,075)	(461,394)	257,637
Bright Horizons Family Solutions, Inc.	Morgan Stanley	(3,740)	(553,052)	(568,630)	(17,116)
Brinker International, Inc.	Morgan Stanley	(7,816)	(364,293)	(333,900)	24,062
Carnival Corp. (Panama)	Morgan Stanley	(38,074)	(568,125)	(577,963)	(11,419)
Cheesecake Factory, Inc. (The)	Morgan Stanley	(16,104)	(379,763)	(446,725)	(70,857)
Choice Hotels International, Inc.	Morgan Stanley	(1,525)	(144,683)	(131,089)	13,209
Churchill Downs, Inc.	Morgan Stanley	(730)	(103,365)	(119,589)	(16,492)
Collectors Universe, Inc.	Morgan Stanley	(321)	(16,691)	(15,886)	781
Cracker Barrel Old Country Store, Inc.	Morgan Stanley	(1,722)	(203,908)	(197,445)	6,526
Darden Restaurants, Inc.	Morgan Stanley	(5,325)	(639,436)	(536,441)	101,213
Dave & Buster’s Entertainment, Inc.	Morgan Stanley	(24,536)	(375,843)	(371,966)	2,839
Domino’s Pizza, Inc.	Morgan Stanley	(1,583)	(655,422)	(673,218)	(19,624)
Dunkin’ Brands Group, Inc.	Morgan Stanley	(3,082)	(237,982)	(252,447)	(15,161)
Graham Holdings Co., Class B	Morgan Stanley	(437)	(278,744)	(176,596)	99,483
International Game Technology PLC (United Kingdom)	Morgan Stanley	(13,044)	(145,104)	(145,180)	(462)
K12, Inc.	Morgan Stanley	(14,615)	(385,794)	(384,959)	(2,059)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Services — (continued)
Las Vegas Sands Corp.	Morgan Stanley	(11,810)	$(551,928)	$(551,055)	$(1,291)
Monarch Casino & Resort, Inc.	Morgan Stanley	(5,014)	(220,064)	(223,624)	(4,168)
Planet Fitness, Inc., Class A	Morgan Stanley	(42)	(2,507)	(2,588)	(64)
Red Rock Resorts, Inc., Class A	Morgan Stanley	(9,784)	(216,458)	(167,306)	46,384
Restaurant Brands International, Inc. (Canada)	Morgan Stanley	(6,055)	(339,950)	(348,223)	(10,491)
ServiceMaster Global Holdings, Inc.	Morgan Stanley	(8,290)	(313,317)	(330,605)	(18,592)
Starbucks Corp.	Morgan Stanley	(3,471)	(291,395)	(298,228)	(15,128)
Texas Roadhouse, Inc.	Morgan Stanley	(6,078)	(344,662)	(369,482)	(27,877)
Twin River Worldwide Holdings, Inc.	Morgan Stanley	(163)	(4,022)	(4,282)	(248)
Wendy’s Co. (The)	Morgan Stanley	(2,321)	(50,339)	(51,747)	(1,526)
Wynn Resorts Ltd.	Morgan Stanley	(5,106)	(402,883)	(366,662)	35,107

		(208,232)	(8,514,805)	(8,107,230)	354,666

Diversified Financials
Assetmark Financial Holdings, Inc.	Morgan Stanley	(8)	(179)	(174)	28
Blucora, Inc.	Morgan Stanley	(45)	(427)	(424)	25
Invesco Ltd. (Bermuda)	Morgan Stanley	(3,685)	(41,960)	(42,046)	(181)
State Street Corp.	Morgan Stanley	(1,473)	(85,999)	(87,393)	(2,379)

		(5,211)	(128,565)	(130,037)	(2,507)

Energy
Archrock, Inc.	Morgan Stanley	(23,186)	(232,538)	(124,741)	95,255
Cabot Oil & Gas Corp.	Morgan Stanley	(38,837)	(777,578)	(674,210)	99,927
ChampionX Corp.	Morgan Stanley	(25,749)	(223,916)	(205,735)	17,573
CNX Resources Corp.	Morgan Stanley	(35,386)	(395,193)	(334,044)	60,367
Comstock Resources, Inc.	Morgan Stanley	(1,367)	(6,098)	(5,987)	116
Continental Resources, Inc.	Morgan Stanley	(14,971)	(272,051)	(183,844)	88,159
Delek US Holdings, Inc.	Morgan Stanley	(63,093)	(1,109,717)	(702,225)	368,024
Diamondback Energy, Inc.	Morgan Stanley	(27,386)	(2,510,684)	(824,866)	1,643,948
Dril-Quip, Inc.	Morgan Stanley	(8,407)	(247,284)	(208,157)	38,451
EQT Corp.	Morgan Stanley	(6,264)	(95,771)	(80,994)	17,852
Equitrans Midstream Corp.	Morgan Stanley	(108,638)	(1,510,378)	(919,077)	467,774
Exxon Mobil Corp.	Morgan Stanley	(6,122)	(262,856)	(210,168)	48,022
Hess Corp.	Morgan Stanley	(16,789)	(1,045,239)	(687,174)	342,786
Marathon Oil Corp.	Morgan Stanley	(50,826)	(517,636)	(207,878)	308,319
Noble Energy, Inc.	Morgan Stanley	(29,737)	(643,506)	(254,251)	383,333
Occidental Petroleum Corp.	Morgan Stanley	(40,544)	(1,210,983)	(405,845)	769,512
ONEOK, Inc.	Morgan Stanley	(10,979)	(748,257)	(285,234)	433,559
Ovintiv, Inc.	Morgan Stanley	(28,751)	(312,104)	(234,608)	74,361
Parsley Energy, Inc., Class A	Morgan Stanley	(55,001)	(567,897)	(514,809)	48,491
PDC Energy, Inc.	Morgan Stanley	(9,578)	(138,813)	(118,719)	19,844
Pembina Pipeline Corp. (Canada)	Morgan Stanley	(23,871)	(664,000)	(506,781)	135,336
Pioneer Natural Resources Co.	Morgan Stanley	(4,165)	(574,722)	(358,148)	208,116
RPC, Inc.	Morgan Stanley	(55,780)	(251,849)	(147,259)	103,902
SFL Corp. Ltd. (Bermuda)	Morgan Stanley	(50,947)	(697,587)	(381,593)	235,339
Southwestern Energy Co.	Morgan Stanley	(541,764)	(1,355,085)	(1,273,145)	78,058
Suncor Energy, Inc. (Canada)	Morgan Stanley	(7,968)	(133,654)	(97,449)	35,357

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Talos Energy, Inc.	Morgan Stanley	(4,874)	$(57,659)	$(31,437)	$26,447
Targa Resources Corp.	Morgan Stanley	(23,078)	(908,031)	(323,784)	566,762
TC Energy Corp. (Canada)	Morgan Stanley	(12,228)	(571,359)	(513,821)	42,662
Vermilion Energy, Inc. (Canada)	Morgan Stanley	(1,181)	(5,224)	(2,764)	2,469
WPX Energy, Inc.	Morgan Stanley	(61,507)	(521,319)	(301,384)	218,485

		(1,388,974)	(18,568,988)	(11,120,131)	6,978,606

Food & Staples Retailing
Grocery Outlet Holding Corp.	Morgan Stanley	(18,717)	(764,178)	(735,952)	26,090
Performance Food Group Co.	Morgan Stanley	(7,931)	(229,598)	(274,571)	(50,323)
PriceSmart, Inc.	Morgan Stanley	(6,675)	(419,145)	(443,554)	(30,881)
Rite Aid Corp.	Morgan Stanley	(2,220)	(23,129)	(21,068)	2,019
United Natural Foods, Inc.	Morgan Stanley	(2,284)	(39,350)	(33,963)	5,299
US Foods Holding Corp.	Morgan Stanley	(17,530)	(716,851)	(389,517)	325,333

		(55,357)	(2,192,251)	(1,898,625)	277,537

Food, Beverage & Tobacco
Beyond Meat, Inc.	Morgan Stanley	(1,342)	(179,423)	(222,853)	(59,237)
Calavo Growers, Inc.	Morgan Stanley	(7,087)	(507,130)	(469,655)	33,259
Campbell Soup Co.	Morgan Stanley	(2,066)	(99,543)	(99,932)	225
Fresh Del Monte Produce, Inc. (Cayman Islands)	Morgan Stanley	(10,422)	(276,913)	(238,872)	34,630
Freshpet, Inc.	Morgan Stanley	(842)	(42,477)	(94,009)	(52,057)
Hostess Brands, Inc.	Morgan Stanley	(17,499)	(212,356)	(215,763)	(4,182)
J&J Snack Foods Corp.	Morgan Stanley	(2,379)	(366,699)	(310,198)	52,234
Lamb Weston Holdings, Inc.	Morgan Stanley	(8,730)	(580,292)	(578,537)	140
MGP Ingredients, Inc.	Morgan Stanley	(7,827)	(391,431)	(311,045)	75,703
Pilgrim’s Pride Corp.	Morgan Stanley	(34,136)	(621,127)	(510,845)	108,551
Primo Water Corp. (Canada)	Morgan Stanley	(35,319)	(474,442)	(501,530)	(33,819)
Sanderson Farms, Inc.	Morgan Stanley	(7,900)	(950,812)	(931,963)	13,691
Simply Good Foods Co. (The)	Morgan Stanley	(14,471)	(357,291)	(319,086)	37,944
Universal Corp.	Morgan Stanley	(3,718)	(181,028)	(155,710)	20,803

		(153,738)	(5,240,964)	(4,959,998)	227,885

Health Care Equipment & Services
ABIOMED, Inc.	Morgan Stanley	(908)	(222,764)	(251,570)	(33,507)
Alcon, Inc. (Switzerland)	Morgan Stanley	(112)	(6,397)	(6,378)	24
Align Technology, Inc.	Morgan Stanley	(2,633)	(813,705)	(861,939)	(52,475)
Amedisys, Inc.	Morgan Stanley	(762)	(162,514)	(180,160)	(20,121)
AMN Healthcare Services, Inc.	Morgan Stanley	(851)	(47,465)	(49,749)	(2,842)
AtriCure, Inc.	Morgan Stanley	(3,232)	(132,349)	(128,957)	3,042
Avanos Medical, Inc.	Morgan Stanley	(11,619)	(422,051)	(385,983)	34,911
Axogen, Inc.	Morgan Stanley	(24,206)	(370,213)	(281,516)	87,724
BioTelemetry, Inc.	Morgan Stanley	(6,570)	(317,299)	(299,461)	16,892
Boston Scientific Corp.	Morgan Stanley	(5,892)	(234,430)	(225,133)	9,031
Brookdale Senior Living, Inc.	Morgan Stanley	(36,186)	(197,394)	(91,912)	105,048
Cantel Medical Corp.	Morgan Stanley	(22,163)	(1,878,145)	(973,842)	902,212
Cardiovascular Systems, Inc.	Morgan Stanley	(7,476)	(341,456)	(294,181)	46,334

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
Change Healthcare, Inc.	Morgan Stanley	(5,385)	$(63,518)	$(78,136)	$(16,159)
Cooper Cos., Inc. (The)	Morgan Stanley	(2,560)	(804,175)	(863,027)	(61,157)
CorVel Corp.	Morgan Stanley	(302)	(25,233)	(25,800)	(615)
Edwards Lifesciences Corp.	Morgan Stanley	(3,448)	(276,802)	(275,219)	551
Encompass Health Corp.	Morgan Stanley	(5,720)	(450,113)	(371,686)	72,296
Envista Holdings Corp.	Morgan Stanley	(4,259)	(108,094)	(105,112)	2,700
Evolent Health, Inc., Class A	Morgan Stanley	(14,237)	(113,327)	(176,681)	(65,665)
GenMark Diagnostics, Inc.	Morgan Stanley	(5,912)	(57,981)	(83,950)	(26,903)
Glaukos Corp.	Morgan Stanley	(20,782)	(1,222,211)	(1,029,125)	185,833
Guardant Health, Inc.	Morgan Stanley	(3,506)	(315,710)	(391,901)	(82,526)
Haemonetics Corp.	Morgan Stanley	(3,030)	(270,377)	(264,368)	5,269
HealthEquity, Inc.	Morgan Stanley	(12,165)	(884,532)	(624,916)	260,360
ICU Medical, Inc.	Morgan Stanley	(314)	(67,287)	(57,387)	10,617
Inovalon Holdings, Inc., Class A	Morgan Stanley	(4,602)	(87,810)	(121,723)	(34,137)
Laboratory Corp. of America Holdings	Morgan Stanley	(3,340)	(611,030)	(628,822)	(19,494)
Lantheus Holdings, Inc.	Morgan Stanley	(120)	(1,494)	(1,520)	(7)
LHC Group, Inc.	Morgan Stanley	(2,470)	(401,519)	(525,023)	(127,774)
LivaNova PLC (United Kingdom)	Morgan Stanley	(7,029)	(378,608)	(317,781)	60,712
Merit Medical Systems, Inc.	Morgan Stanley	(8,192)	(302,287)	(356,352)	(57,348)
Mesa Laboratories, Inc.	Morgan Stanley	(1,145)	(272,539)	(291,700)	(20,275)
NuVasive, Inc.	Morgan Stanley	(10,987)	(577,256)	(533,638)	41,997
OraSure Technologies, Inc.	Morgan Stanley	(28,420)	(349,647)	(345,871)	2,812
Penumbra, Inc.	Morgan Stanley	(2,836)	(502,253)	(551,262)	(50,762)
PetIQ, Inc.	Morgan Stanley	(22,757)	(691,716)	(749,160)	(59,587)
Phreesia, Inc.	Morgan Stanley	(2,334)	(68,931)	(74,991)	(6,232)
Progyny, Inc.	Morgan Stanley	(1,230)	(34,957)	(36,199)	(1,318)
Providence Service Corp. (The)	Morgan Stanley	(3,844)	(237,422)	(357,146)	(121,816)
RadNet, Inc.	Morgan Stanley	(13,196)	(189,989)	(202,559)	(13,083)
Simulations Plus, Inc.	Morgan Stanley	(221)	(16,186)	(16,655)	(491)
SmileDirectClub, Inc.	Morgan Stanley	(37,152)	(401,083)	(433,935)	(33,962)
STAAR Surgical Co.	Morgan Stanley	(5,435)	(233,046)	(307,404)	(74,992)
Tabula Rasa HealthCare, Inc.	Morgan Stanley	(12,363)	(673,809)	(504,040)	167,890
Tactile Systems Technology, Inc.	Morgan Stanley	(4,603)	(171,079)	(168,424)	2,195
US Physical Therapy, Inc.	Morgan Stanley	(5,224)	(686,745)	(453,861)	230,360
Vapotherm, Inc.	Morgan Stanley	(5,340)	(149,261)	(154,860)	(5,998)
Varex Imaging Corp.	Morgan Stanley	(667)	(8,028)	(8,484)	(455)
Vocera Communications, Inc.	Morgan Stanley	(18,868)	(454,035)	(548,681)	(96,772)
Wright Medical Group NV (Netherlands).	Morgan Stanley	(15,421)	(467,717)	(470,957)	(4,538)
Zynex, Inc.	Morgan Stanley	(8,767)	(214,337)	(152,984)	60,771

		(430,793)	(17,988,326)	(16,692,121)	1,218,570

Household & Personal Products
BellRing Brands, Inc., Class A	Morgan Stanley	(3,798)	(65,447)	(78,771)	(13,485)
Central Garden & Pet Co., Class A	Morgan Stanley	(11,345)	(306,590)	(410,008)	(105,932)
Coty, Inc., Class A	Morgan Stanley	(30,763)	(97,514)	(83,060)	14,944
Reynolds Consumer Products, Inc.	Morgan Stanley	(5,854)	(190,471)	(179,249)	10,417

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Household & Personal Products — (continued)
WD-40 Co.	Morgan Stanley	(2,449)	$(469,758)	$(463,620)	$2,163

		(54,209)	(1,129,780)	(1,214,708)	(91,893)

Materials
Air Products & Chemicals, Inc.	Morgan Stanley	(415)	(120,165)	(123,612)	(6,082)
Alamos Gold, Inc., Class A (Canada)	Morgan Stanley	(75,957)	(714,176)	(669,181)	41,915
Albemarle Corp.	Morgan Stanley	(3,770)	(318,835)	(336,586)	(23,337)
Amyris, Inc.	Morgan Stanley	(19,250)	(61,530)	(56,210)	5,170
Avery Dennison Corp.	Morgan Stanley	(1,983)	(247,345)	(253,507)	(6,837)
Balchem Corp.	Morgan Stanley	(1,103)	(111,199)	(107,686)	3,236
Ball Corp.	Morgan Stanley	(12,722)	(984,291)	(1,057,453)	(82,931)
Barrick Gold Corp. (Canada)	Morgan Stanley	(14,106)	(390,324)	(396,520)	(7,275)
Cleveland-Cliffs, Inc.	Morgan Stanley	(189,253)	(1,299,322)	(1,215,004)	63,981
Corteva, Inc.	Morgan Stanley	(23,061)	(673,337)	(664,387)	7,071
Domtar Corp.	Morgan Stanley	(3,423)	(100,026)	(89,922)	9,924
Eagle Materials, Inc.	Morgan Stanley	(1,061)	(88,491)	(91,586)	(3,321)
Equinox Gold Corp. (Canada)	Morgan Stanley	(43,920)	(468,063)	(514,303)	(48,530)
Fortuna Silver Mines, Inc. (Canada)	Morgan Stanley	(103,021)	(416,687)	(655,214)	(246,789)
GCP Applied Technologies, Inc.	Morgan Stanley	(7,216)	(146,055)	(151,175)	(5,678)
Graphic Packaging Holding Co.	Morgan Stanley	(19,782)	(284,965)	(278,728)	3,956
Greif, Inc., Class A	Morgan Stanley	(353)	(12,529)	(12,782)	(185)
H.B. Fuller Co.	Morgan Stanley	(2,554)	(115,329)	(116,922)	(2,201)
Kirkland Lake Gold Ltd. (Canada)	Morgan Stanley	(11,751)	(490,899)	(572,626)	(90,313)
Livent Corp.	Morgan Stanley	(119,792)	(941,375)	(1,074,534)	(140,736)
Methanex Corp. (Canada)	Morgan Stanley	(9,809)	(237,121)	(239,340)	(5,953)
New Gold, Inc. (Canada)	Morgan Stanley	(61,726)	(77,481)	(104,934)	(30,262)
Olin Corp.	Morgan Stanley	(33,713)	(388,393)	(417,367)	(31,874)
Packaging Corp. of America	Morgan Stanley	(1,632)	(178,361)	(177,970)	(89)
PH Glatfelter Co.	Morgan Stanley	(9,685)	(136,462)	(133,362)	(2,401)
Quaker Chemical Corp.	Morgan Stanley	(2,048)	(353,561)	(368,046)	(16,982)
Scotts Miracle-Gro Co. (The)	Morgan Stanley	(734)	(124,895)	(112,236)	8,360
Seabridge Gold, Inc. (Canada)	Morgan Stanley	(806)	(14,814)	(15,137)	(341)
Silgan Holdings, Inc.	Morgan Stanley	(1,858)	(70,807)	(68,319)	2,112
Teck Resources Ltd., Class B (Canada)	Morgan Stanley	(19,601)	(339,741)	(272,846)	63,537
Tronox Holdings PLC, Class A (United Kingdom)	Morgan Stanley	(57,097)	(529,332)	(449,353)	64,380
United States Steel Corp.	Morgan Stanley	(155,637)	(1,524,788)	(1,142,375)	371,475
Warrior Met Coal, Inc.	Morgan Stanley	(25,373)	(400,848)	(433,371)	(34,981)
Westlake Chemical Corp.	Morgan Stanley	(2,246)	(148,001)	(141,992)	3,210

		(1,036,458)	(12,509,548)	(12,514,586)	(138,771)

Media & Entertainment
Cardlytics, Inc.	Morgan Stanley	(553)	(36,264)	(39,025)	(2,840)
Cinemark Holdings, Inc.	Morgan Stanley	(20,886)	(284,368)	(208,860)	74,689
Comcast Corp., Class A	Morgan Stanley	(34,205)	(1,557,219)	(1,582,323)	(36,688)
Eventbrite, Inc., Class A	Morgan Stanley	(9,508)	(91,905)	(103,162)	(12,578)
EW Scripps Co. (The), Class A	Morgan Stanley	(19,522)	(243,269)	(223,332)	14,738
Glu Mobile, Inc.	Morgan Stanley	(112,496)	(922,443)	(863,407)	56,455

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment — (continued)
Gray Television, Inc.	Morgan Stanley	(3,150)	$(55,263)	$(43,376)	$12,346
iHeartMedia, Inc., Class A	Morgan Stanley	(8,703)	(77,269)	(70,668)	6,406
Live Nation Entertainment, Inc.	Morgan Stanley	(1,785)	(97,169)	(96,176)	742
Madison Square Garden Sports Corp.	Morgan Stanley	(1,549)	(293,753)	(233,094)	69,048
Meredith Corp.	Morgan Stanley	(25,960)	(868,627)	(340,595)	504,821
Nexstar Media Group, Inc., Class A	Morgan Stanley	(10,465)	(1,181,585)	(941,117)	220,033
Sciplay Corp., Class A	Morgan Stanley	(3,170)	(49,474)	(51,417)	(2,060)
Sinclair Broadcast Group, Inc., Class A	Morgan Stanley	(57,074)	(1,960,077)	(1,097,533)	818,807
TEGNA, Inc.	Morgan Stanley	(67,913)	(1,153,991)	(797,978)	339,184
TripAdvisor, Inc.	Morgan Stanley	(48,983)	(1,055,930)	(959,577)	93,394
ViacomCBS, Inc., Class B	Morgan Stanley	(2,675)	(73,543)	(74,927)	(2,870)
WideOpenWest, Inc.	Morgan Stanley	(13,920)	(79,224)	(72,245)	6,807
World Wrestling Entertainment, Inc., Class A	Morgan Stanley	(31,662)	(1,989,502)	(1,281,361)	693,653
Yelp, Inc.	Morgan Stanley	(16,940)	(372,925)	(340,325)	31,571

		(491,119)	(12,443,800)	(9,420,498)	2,885,658

Pharmaceuticals, Biotechnology & Life Sciences
Adaptive Biotechnologies Corp.	Morgan Stanley	(11,689)	(472,695)	(568,436)	(99,457)
Adverum Biotechnologies, Inc.	Morgan Stanley	(3,552)	(60,314)	(36,586)	23,582
Aerie Pharmaceuticals, Inc.	Morgan Stanley	(6,140)	(85,503)	(72,268)	13,017
Agios Pharmaceuticals, Inc.	Morgan Stanley	(373)	(12,916)	(13,055)	(153)
Alector, Inc.	Morgan Stanley	(8,695)	(215,444)	(91,602)	123,257
Alkermes PLC (Ireland)	Morgan Stanley	(10)	(166)	(166)	24
ANI Pharmaceuticals, Inc.	Morgan Stanley	(1,934)	(147,977)	(54,558)	93,024
Arcturus Therapeutics Holdings, Inc.	Morgan Stanley	(1,388)	(58,316)	(59,545)	(1,371)
Arrowhead Pharmaceuticals, Inc.	Morgan Stanley	(259)	(11,327)	(11,153)	166
Arvinas, Inc.	Morgan Stanley	(10,094)	(310,612)	(238,319)	71,438
Aurinia Pharmaceuticals, Inc. (Canada)	Morgan Stanley	(7,021)	(106,413)	(103,419)	2,717
Bausch Health Cos, Inc. (Canada)	Morgan Stanley	(48,563)	(826,003)	(754,669)	69,010
Castle Biosciences, Inc.	Morgan Stanley	(33)	(1,656)	(1,698)	(24)
Codexis, Inc.	Morgan Stanley	(23,255)	(324,237)	(273,014)	50,323
Constellation Pharmaceuticals, Inc.	Morgan Stanley	(137)	(2,719)	(2,776)	(41)
Cronos Group, Inc. (Canada)	Morgan Stanley	(13,629)	(72,118)	(68,281)	3,656
Dicerna Pharmaceuticals, Inc.	Morgan Stanley	(1,455)	(34,196)	(26,175)	7,943
Dynavax Technologies Corp.	Morgan Stanley	(6,065)	(26,635)	(26,201)	382
Endo International PLC (Ireland)	Morgan Stanley	(22,620)	(141,805)	(74,646)	66,782
Epizyme, Inc.	Morgan Stanley	(8,247)	(162,029)	(98,387)	63,208
Exelixis, Inc.	Morgan Stanley	(154)	(3,755)	(3,765)	3
Gossamer Bio, Inc.	Morgan Stanley	(3,479)	(53,511)	(43,174)	10,460
Intersect ENT, Inc.	Morgan Stanley	(6,321)	(123,480)	(103,096)	20,081
Kala Pharmaceuticals, Inc.	Morgan Stanley	(8,788)	(78,175)	(65,910)	12,066
Karuna Therapeutics, Inc.	Morgan Stanley	(36)	(2,820)	(2,784)	52
Ligand Pharmaceuticals, Inc.	Morgan Stanley	(2,855)	(320,279)	(272,139)	47,259
Mettler-Toledo International, Inc.	Morgan Stanley	(132)	(118,271)	(127,479)	(9,519)
Molecular Templates, Inc.	Morgan Stanley	(67)	(1,153)	(732)	434
Myriad Genetics, Inc.	Morgan Stanley	(33,053)	(987,793)	(431,011)	558,297

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
NanoString Technologies, Inc.	Morgan Stanley	(6,789)	$(181,836)	$(303,468)	$(123,208)
NeoGenomics, Inc.	Morgan Stanley	(7,758)	(222,152)	(286,193)	(64,765)
NGM Biopharmaceuticals, Inc.	Morgan Stanley	(214)	(3,439)	(3,405)	48
OPKO Health, Inc.	Morgan Stanley	(4,649)	(15,793)	(17,155)	(1,826)
Pacific Biosciences of California, Inc.	Morgan Stanley	(88,804)	(487,534)	(876,495)	(398,068)
Pacira BioSciences, Inc.	Morgan Stanley	(8,285)	(492,205)	(498,094)	(7,650)
Perrigo Co. PLC (Ireland)	Morgan Stanley	(6,189)	(373,134)	(284,137)	83,789
PRA Health Sciences, Inc.	Morgan Stanley	(4,251)	(432,951)	(431,221)	(140)
PTC Therapeutics, Inc.	Morgan Stanley	(5,091)	(256,758)	(238,004)	18,345
Reata Pharmaceuticals, Inc., Class A	Morgan Stanley	(7,532)	(941,167)	(733,767)	204,765
REGENXBIO, Inc.	Morgan Stanley	(9,996)	(378,090)	(275,090)	101,951
Rubius Therapeutics, Inc.	Morgan Stanley	(3,718)	(30,921)	(18,627)	12,230
Sage Therapeutics, Inc.	Morgan Stanley	(1,901)	(138,053)	(116,189)	21,498
Supernus Pharmaceuticals, Inc.	Morgan Stanley	(3,136)	(74,177)	(65,354)	8,762
Syneos Health, Inc.	Morgan Stanley	(2,113)	(138,179)	(112,327)	25,486
Theravance Biopharma, Inc. (Cayman Islands)	Morgan Stanley	(11,388)	(237,267)	(168,371)	68,249
Translate Bio, Inc.	Morgan Stanley	(1,112)	(14,652)	(15,134)	(500)
Tricida, Inc.	Morgan Stanley	(8,365)	(290,686)	(75,787)	214,101
Vericel Corp.	Morgan Stanley	(118)	(2,141)	(2,187)	(29)
ZIOPHARM Oncology, Inc.	Morgan Stanley	(21,478)	(95,356)	(54,125)	41,989
Zogenix, Inc.	Morgan Stanley	(2,807)	(59,789)	(50,330)	9,314
Zymeworks, Inc. (Canada)	Morgan Stanley	(6,604)	(250,885)	(307,614)	(59,656)

		(442,342)	(9,879,483)	(8,558,118)	1,281,301

Retailing
Abercrombie & Fitch Co., Class A	Morgan Stanley	(49,468)	(869,028)	(689,089)	159,140
American Eagle Outfitters, Inc.	Morgan Stanley	(23,613)	(338,114)	(349,709)	(12,526)
Bed Bath & Beyond, Inc.	Morgan Stanley	(161,857)	(2,121,726)	(2,424,618)	(328,810)
Boot Barn Holdings, Inc.	Morgan Stanley	(23,781)	(1,018,830)	(669,197)	346,778
Burlington Stores, Inc.	Morgan Stanley	(6,343)	(1,320,341)	(1,307,229)	9,407
CarMax, Inc.	Morgan Stanley	(1,982)	(184,431)	(182,166)	1,768
Core-Mark Holding Co., Inc.	Morgan Stanley	(5,150)	(138,346)	(148,990)	(13,164)
Expedia Group, Inc.	Morgan Stanley	(15,112)	(1,350,506)	(1,385,619)	(46,420)
Floor & Decor Holdings, Inc., Class A	Morgan Stanley	(17,479)	(1,233,944)	(1,307,429)	(77,568)
Grubhub, Inc.	Morgan Stanley	(5,908)	(406,751)	(427,326)	(23,504)
Hudson Ltd., Class A (Bermuda)	Morgan Stanley	(8,236)	(61,165)	(62,594)	(1,578)
Kohl’s Corp.	Morgan Stanley	(5,192)	(120,620)	(96,208)	32,802
Monro, Inc.	Morgan Stanley	(21,252)	(1,348,732)	(862,194)	470,507
Nordstrom, Inc.	Morgan Stanley	(93,366)	(1,360,117)	(1,112,923)	244,689
Penske Automotive Group, Inc.	Morgan Stanley	(3,354)	(156,884)	(159,852)	(3,393)
PetMed Express, Inc.	Morgan Stanley	(7,134)	(241,819)	(225,577)	15,582
Sally Beauty Holdings, Inc.	Morgan Stanley	(4,060)	(57,112)	(35,281)	21,693
Stitch Fix, Inc., Class A	Morgan Stanley	(36,866)	(922,622)	(1,000,175)	(88,657)
Tiffany & Co.	Morgan Stanley	(4,524)	(558,314)	(524,105)	30,123
Ulta Beauty, Inc.	Morgan Stanley	(5,893)	(1,399,512)	(1,319,914)	79,701

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
Urban Outfitters, Inc.	Morgan Stanley	(37,399)	$(1,054,915)	$(778,273)	$273,686

		(537,969)	(16,263,829)	(15,068,468)	1,090,256

Semiconductors & Semiconductor Equipment
Advanced Energy Industries, Inc.	Morgan Stanley	(6,539)	(444,550)	(411,565)	31,734
Ambarella, Inc. (Cayman Islands)	Morgan Stanley	(2,529)	(128,224)	(131,963)	(4,078)
Cohu, Inc.	Morgan Stanley	(25)	(438)	(430)	31
Cree, Inc.	Morgan Stanley	(20,870)	(1,232,951)	(1,330,254)	(100,762)
Ichor Holdings Ltd. (Cayman Islands)	Morgan Stanley	(5,624)	(142,689)	(121,310)	20,999
MaxLinear, Inc.	Morgan Stanley	(13,691)	(271,721)	(318,179)	(47,569)
Onto Innovation, Inc.	Morgan Stanley	(5,969)	(202,721)	(177,757)	24,415
Photronics, Inc.	Morgan Stanley	(957)	(9,521)	(9,532)	(15)
Universal Display Corp.	Morgan Stanley	(6,438)	(1,162,622)	(1,163,604)	(5,078)

		(62,642)	(3,595,437)	(3,664,594)	(80,323)

Software & Services
8x8, Inc.	Morgan Stanley	(88,617)	(2,036,771)	(1,377,994)	653,048
Akamai Technologies, Inc.	Morgan Stanley	(4,327)	(490,414)	(478,306)	10,685
Altair Engineering, Inc., Class A	Morgan Stanley	(6,725)	(252,686)	(282,316)	(30,320)
Alteryx, Inc., Class A	Morgan Stanley	(15,636)	(1,781,273)	(1,775,468)	797
Avaya Holdings Corp.	Morgan Stanley	(13,985)	(194,346)	(212,572)	(19,894)
BlackBerry Ltd. (Canada)	Morgan Stanley	(89,558)	(622,511)	(411,071)	214,440
Ceridian HCM Holding, Inc.	Morgan Stanley	(17,729)	(1,360,264)	(1,465,302)	(108,857)
Cloudflare, Inc., Class A	Morgan Stanley	(6,950)	(238,566)	(285,367)	(51,720)
CommVault Systems, Inc.	Morgan Stanley	(3,770)	(152,017)	(153,816)	(2,447)
Conduent, Inc.	Morgan Stanley	(140,731)	(932,493)	(447,525)	486,184
Coupa Software, Inc.	Morgan Stanley	(3,152)	(782,591)	(864,404)	(84,001)
Datadog, Inc., Class A	Morgan Stanley	(1,743)	(147,569)	(178,065)	(30,890)
DXC Technology Co.	Morgan Stanley	(5,102)	(162,008)	(91,071)	69,432
Euronet Worldwide, Inc.	Morgan Stanley	(755)	(77,207)	(68,781)	9,525
Everbridge, Inc.	Morgan Stanley	(6,621)	(848,610)	(832,458)	13,779
Fastly, Inc., Class A	Morgan Stanley	(4,346)	(362,036)	(407,133)	(61,100)
Fidelity National Information Services, Inc.	Morgan Stanley	(1,374)	(194,565)	(202,267)	(9,228)
Global Payments, Inc.	Morgan Stanley	(4,796)	(851,246)	(851,674)	(2,965)
LivePerson, Inc.	Morgan Stanley	(1,154)	(45,935)	(59,996)	(16,409)
Manhattan Associates, Inc.	Morgan Stanley	(2,089)	(193,608)	(199,479)	(6,610)
ManTech International Corp., Class A	Morgan Stanley	(1,912)	(143,268)	(131,699)	10,340
MAXIMUS, Inc.	Morgan Stanley	(5,094)	(392,538)	(348,481)	41,274
Medallia, Inc.	Morgan Stanley	(19,220)	(545,359)	(527,012)	16,482
New Relic, Inc.	Morgan Stanley	(16,636)	(937,279)	(937,605)	(2,950)
Nutanix, Inc., Class A	Morgan Stanley	(12,764)	(300,523)	(283,106)	16,683
PagerDuty, Inc.	Morgan Stanley	(9,247)	(225,626)	(250,686)	(25,674)
Paycom Software, Inc.	Morgan Stanley	(351)	(106,637)	(109,266)	(2,908)
Perficient, Inc.	Morgan Stanley	(2,327)	(109,132)	(99,456)	9,374
Ping Identity Holding Corp.	Morgan Stanley	(20,241)	(637,826)	(631,722)	4,327
Proofpoint, Inc.	Morgan Stanley	(2,660)	(296,373)	(280,763)	14,796
PROS Holdings, Inc.	Morgan Stanley	(8,092)	(317,572)	(258,458)	58,240

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Sabre Corp.	Morgan Stanley	(86,636)	$(619,909)	$(564,000)	$54,182
Slack Technologies, Inc., Class A	Morgan Stanley	(32,797)	(1,042,919)	(880,927)	158,829
Smartsheet, Inc., Class A	Morgan Stanley	(10,387)	(498,014)	(513,326)	(18,414)
Splunk, Inc.	Morgan Stanley	(3,488)	(698,012)	(656,197)	34,467
Switch, Inc., Class A	Morgan Stanley	(45,088)	(731,742)	(703,824)	20,307
Tucows, Inc., Class A	Morgan Stanley	(1,876)	(99,691)	(129,256)	(29,824)
Upland Software, Inc.	Morgan Stanley	(5,209)	(181,019)	(196,379)	(15,849)
Verra Mobility Corp.	Morgan Stanley	(9,263)	(101,552)	(89,480)	11,808
Yext, Inc.	Morgan Stanley	(47,337)	(730,171)	(718,576)	9,557
Zscaler, Inc.	Morgan Stanley	(5,114)	(667,825)	(719,489)	(58,602)
Zuora, Inc., Class A	Morgan Stanley	(49,312)	(672,171)	(509,886)	160,410

		(814,211)	(21,781,874)	(20,184,659)	1,500,304

Technology Hardware & Equipment
3D Systems Corp.	Morgan Stanley	(27,371)	(177,444)	(134,392)	42,574
ADTRAN, Inc.	Morgan Stanley	(12,948)	(144,590)	(132,782)	7,192
Celestica, Inc. (Canada)	Morgan Stanley	(16,916)	(123,200)	(116,720)	6,056
CommScope Holding Co., Inc.	Morgan Stanley	(12,998)	(169,084)	(116,982)	58,704
Extreme Networks, Inc.	Morgan Stanley	(36,515)	(241,393)	(146,790)	94,412
Fabrinet (Cayman Islands)	Morgan Stanley	(7,184)	(465,344)	(452,808)	11,078
Fitbit, Inc., Class A	Morgan Stanley	(62,228)	(404,935)	(433,107)	(30,796)
II-VI, Inc.	Morgan Stanley	(12,190)	(469,881)	(494,426)	(25,849)
Infinera Corp.	Morgan Stanley	(85,350)	(469,008)	(525,756)	(58,794)
Insight Enterprises, Inc.	Morgan Stanley	(16,415)	(1,013,769)	(928,761)	80,457
Itron, Inc.	Morgan Stanley	(1,991)	(128,280)	(120,933)	7,008
Keysight Technologies, Inc.	Morgan Stanley	(8,244)	(805,626)	(814,342)	(10,968)
Littelfuse, Inc.	Morgan Stanley	(3,403)	(633,829)	(603,488)	22,273
Methode Electronics, Inc.	Morgan Stanley	(275)	(7,604)	(7,838)	(232)
Motorola Solutions, Inc.	Morgan Stanley	(4,829)	(748,231)	(757,235)	(11,728)
MTS Systems Corp.	Morgan Stanley	(1,221)	(54,402)	(23,333)	30,572
NETGEAR, Inc.	Morgan Stanley	(1,634)	(44,808)	(50,360)	(6,202)
nLight, Inc.	Morgan Stanley	(18,377)	(295,135)	(431,492)	(137,493)
Novanta, Inc. (Canada)	Morgan Stanley	(1,265)	(118,443)	(133,255)	(15,436)
Plantronics, Inc.	Morgan Stanley	(15,128)	(199,685)	(179,116)	19,731
Plexus Corp.	Morgan Stanley	(2,270)	(143,444)	(160,330)	(17,669)
Pure Storage, Inc., Class A	Morgan Stanley	(4,942)	(71,879)	(76,057)	(4,358)
Stratasys Ltd. (Israel)	Morgan Stanley	(40,266)	(836,858)	(502,117)	332,401
Super Micro Computer, Inc.	Morgan Stanley	(5,204)	(136,386)	(137,386)	(1,362)
ViaSat, Inc.	Morgan Stanley	(4,664)	(215,079)	(160,395)	54,482
Western Digital Corp.	Morgan Stanley	(3,979)	(249,979)	(145,432)	100,409

		(407,807)	(8,368,316)	(7,785,633)	546,462

Telecommunication Services
Anterix, Inc.	Morgan Stanley	(114)	(3,920)	(3,729)	203
ATN International, Inc.	Morgan Stanley	(1,287)	(76,057)	(64,530)	10,304
Boingo Wireless, Inc.	Morgan Stanley	(31,217)	(426,129)	(318,257)	107,086
Cogent Communications Holdings, Inc.	Morgan Stanley	(3,371)	(232,135)	(202,429)	28,257
Shenandoah Telecommunications Co.	Morgan Stanley	(3,244)	(151,264)	(144,147)	6,663

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Telecommunication Services — (continued)
United States Cellular Corp.	Morgan Stanley	(3,083)	$(96,354)	$(91,041)	$5,050

		(42,316)	(985,859)	(824,133)	157,563

Transportation
Air Transport Services Group, Inc.	Morgan Stanley	(19,651)	(397,143)	(492,454)	(96,915)
Allegiant Travel Co.	Morgan Stanley	(1,595)	(266,685)	(191,081)	73,757
Canadian Pacific Railway Ltd. (Canada)	Morgan Stanley	(439)	(125,917)	(133,645)	(8,231)
Hawaiian Holdings, Inc.	Morgan Stanley	(17,924)	(485,382)	(231,040)	248,748
Heartland Express, Inc.	Morgan Stanley	(6,800)	(143,733)	(126,480)	16,376
Lyft, Inc., Class A	Morgan Stanley	(46,275)	(1,342,460)	(1,274,876)	63,815
Matson, Inc.	Morgan Stanley	(10,613)	(391,890)	(425,475)	(44,552)
Ryder System, Inc.	Morgan Stanley	(31,143)	(1,504,733)	(1,315,480)	118,374
Saia, Inc.	Morgan Stanley	(955)	(93,098)	(120,464)	(29,316)
SkyWest, Inc.	Morgan Stanley	(5,833)	(336,655)	(174,173)	163,309
XPO Logistics, Inc.	Morgan Stanley	(8,398)	(724,774)	(710,975)	10,510

		(149,626)	(5,812,470)	(5,196,143)	515,875

Utilities
ALLETE, Inc.	Morgan Stanley	(11,327)	(730,768)	(586,059)	131,485
Ameren Corp.	Morgan Stanley	(261)	(20,630)	(20,640)	(45)
American Electric Power Co., Inc.	Morgan Stanley	(877)	(75,029)	(71,677)	2,550
Atmos Energy Corp.	Morgan Stanley	(404)	(38,514)	(38,618)	(190)
Avangrid, Inc.	Morgan Stanley	(3,736)	(192,071)	(188,519)	(4,352)
Black Hills Corp.	Morgan Stanley	(12,871)	(998,490)	(688,470)	282,681
California Water Service Group	Morgan Stanley	(2,251)	(102,182)	(97,806)	4,063
CenterPoint Energy, Inc.	Morgan Stanley	(6,285)	(185,244)	(121,615)	57,615
CMS Energy Corp.	Morgan Stanley	(9,106)	(556,371)	(559,199)	(4,376)
Consolidated Edison, Inc.	Morgan Stanley	(14,341)	(1,056,149)	(1,115,730)	(65,865)
DTE Energy Co.	Morgan Stanley	(5,940)	(744,791)	(683,338)	45,036
Edison International	Morgan Stanley	(11,000)	(791,491)	(559,240)	200,007
Essential Utilities, Inc.	Morgan Stanley	(6,849)	(291,310)	(275,672)	13,508
Fortis, Inc. (Canada)	Morgan Stanley	(2,790)	(106,991)	(113,999)	(8,870)
New Jersey Resources Corp.	Morgan Stanley	(10,255)	(332,930)	(277,090)	49,989
NextEra Energy, Inc.	Morgan Stanley	(927)	(263,450)	(257,298)	4,063
NorthWestern Corp.	Morgan Stanley	(2,593)	(194,483)	(126,124)	63,069
Ormat Technologies, Inc.	Morgan Stanley	(250)	(14,540)	(14,778)	(255)
Otter Tail Corp.	Morgan Stanley	(88)	(3,197)	(3,183)	29
Portland General Electric Co.	Morgan Stanley	(4,506)	(209,706)	(159,963)	46,365
Public Service Enterprise Group, Inc.	Morgan Stanley	(11,216)	(616,555)	(615,871)	(6,425)
SJW Group	Morgan Stanley	(1,634)	(98,791)	(99,445)	(1,902)
South Jersey Industries, Inc.	Morgan Stanley	(5,514)	(154,055)	(106,255)	43,142
Southern Co. (The)	Morgan Stanley	(19,707)	(1,035,999)	(1,068,514)	(35,529)
Southwest Gas Holdings, Inc.	Morgan Stanley	(7,008)	(630,881)	(442,205)	172,786
Spire, Inc.	Morgan Stanley	(5,054)	(387,323)	(268,873)	107,885
Sunnova Energy International, Inc.	Morgan Stanley	(4,505)	(67,724)	(136,997)	(70,395)
Unitil Corp.	Morgan Stanley	(94)	(3,586)	(3,632)	(32)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Concluded)

September 30, 2020

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Utilities — (continued)
Xcel Energy, Inc.	Morgan Stanley	(4,306)	$(281,511)	$(297,157)	$(20,015)

		(165,695)	(10,184,762)	(8,997,967)	1,006,022

Total Reference Entity — Short			(194,844,649)	(172,784,988)	20,180,776

Net Value of Reference Entity			$(36,319,169)	$10,148,119	$46,431,845

*	Includes $(35,443) related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — 94.6%
Automobiles & Components — 0.8%
Adient PLC (Ireland)*	2,345	$40,639
American Axle & Manufacturing Holdings, Inc.(a)*	9,593	55,352
BorgWarner, Inc.(a)	881	34,130
Cooper Tire & Rubber Co.	269	8,527
General Motors Co.	609	18,020
Gentherm, Inc.(a)*	1,108	45,317
Magna International, Inc. (Canada)	2,291	104,813
Standard Motor Products, Inc.	30	1,340
Tenneco, Inc., Class A(a)*	7,746	53,757
Thor Industries, Inc.	415	39,533
Visteon Corp.(a)*	851	58,906
XPEL, Inc.*	55	1,434

		461,768

Capital Goods — 11.5%
3M Co.(a)	774	123,979
Acuity Brands, Inc.	1,180	120,773
Advanced Drainage Systems, Inc.	104	6,494
AECOM*	4,258	178,155
Altra Industrial Motion Corp.(a)	1,315	48,616
AMETEK, Inc.(a)	609	60,535
Apogee Enterprises, Inc.	27	577
Applied Industrial Technologies, Inc.	21	1,157
Argan, Inc.	23	964
Atkore International Group, Inc.(a)*	1,726	39,232
Ballard Power Systems, Inc. (Canada)*	4,351	65,700
Barnes Group, Inc.	11	393
Bloom Energy Corp., Class A(a)*	3,070	55,168
BMC Stock Holdings, Inc.(a)*	1,215	52,038
Colfax Corp.(a)*	15,380	482,317
Columbus McKinnon Corp.(a)	1,174	38,859
Comfort Systems USA, Inc.	52	2,679
Crane Co.(a)	523	26,218
Cummins, Inc.(a)	383	80,874
Curtiss-Wright Corp.(a)	657	61,272
Deere & Co.	132	29,255
Douglas Dynamics, Inc.	6	205
Dover Corp.	1,179	127,733
Dycom Industries, Inc.*	320	16,902
EMCOR Group, Inc.	102	6,906
Emerson Electric Co.(a)	813	53,308
Encore Wire Corp.	23	1,068
Enerpac Tool Group Corp.	3	56

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
ESCO Technologies, Inc.	25	$2,014
Evoqua Water Technologies Corp.*	186	3,947
Federal Signal Corp.	108	3,159
Flowserve Corp.(a)	2,653	72,400
Fortive Corp.	848	64,626
Fortune Brands Home & Security, Inc.(a)	2,914	252,119
Foundation Building Materials, Inc.*	28	440
Franklin Electric Co., Inc.(a)	766	45,064
FuelCell Energy, Inc.*	43,483	93,054
General Dynamics Corp.(a)	326	45,128
Gibraltar Industries, Inc.*	2,186	142,396
GMS, Inc.*	5,719	137,828
Griffon Corp.	66	1,290
Hexcel Corp.	115	3,858
Honeywell International, Inc.(a)	774	127,408
Howmet Aerospace, Inc.(a)	25,399	424,671
Hubbell, Inc.(a)	533	72,936
Huntington Ingalls Industries, Inc.	73	10,275
Illinois Tool Works, Inc.	155	29,948
ITT, Inc.(a)	623	36,788
JELD-WEN Holding, Inc.(a)*	999	22,577
John Bean Technologies Corp.	114	10,475
Lockheed Martin Corp.	473	181,291
Masco Corp.	4,486	247,313
MasTec, Inc.(a)*	290	12,238
Middleby Corp. (The)(a)*	196	17,583
Mueller Industries, Inc.(a)	2,325	62,915
National Presto Industries, Inc.	10	819
nVent Electric PLC (Ireland)	2,846	50,346
Owens Corning	3,928	270,286
PACCAR, Inc.	288	24,561
Pentair PLC (Ireland)	1,834	83,942
Quanta Services, Inc.	3,130	165,452
RBC Bearings, Inc.*	29	3,515
Regal Beloit Corp.	1,023	96,029
Rexnord Corp.(a)	2,101	62,694
Roper Technologies, Inc.	133	52,550
Shyft Group, Inc. (The)	46	868
Simpson Manufacturing Co., Inc.	2,642	256,697
SiteOne Landscape Supply, Inc.(a)*	935	114,023
Snap-on, Inc.(a)	561	82,540
SPX FLOW, Inc.(a)*	2,368	101,398
Teledyne Technologies, Inc.(a)*	242	75,071

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Toro Co. (The)	223	$18,721
TPI Composites, Inc.(a)*	1,095	31,711
Trane Technologies PLC (Ireland)	1,335	161,869
TransDigm Group, Inc.(a)	116	55,114
TriMas Corp.*	2	46
UFP Industries, Inc.	4,439	250,848
United Rentals, Inc.(a)*	295	51,478
Univar Solutions, Inc.(a)*	9,481	160,039
Valmont Industries, Inc.(a)	644	79,972
Vectrus, Inc.*	1	38
Wabash National Corp.(a)	6,295	75,288
Watsco, Inc.	167	38,893
Watts Water Technologies, Inc., Class A	1,034	103,555
Westinghouse Air Brake Technologies Corp.(a)	1,144	70,791
Woodward, Inc.	381	30,541
WW Grainger, Inc.	37	13,200

		6,388,069

Commercial & Professional Services — 2.3%
ABM Industries, Inc.(a)	1,984	72,733
ASGN, Inc.*	20	1,271
Cimpress PLC (Ireland)*	1,363	102,443
Cintas Corp.	56	18,638
Clarivate PLC (Jersey)*	4,670	144,723
Clean Harbors, Inc.(a)*	1,171	65,611
Covanta Holding Corp.(a)	11,958	92,675
Deluxe Corp.	5	129
Ennis, Inc.	11	192
Exponent, Inc.	40	2,881
FTI Consulting, Inc.*	3	318
Healthcare Services Group, Inc.	43	926
ICF International, Inc.	21	1,292
IHS Markit Ltd. (Bermuda)	273	21,433
KAR Auction Services, Inc.	63	907
Kelly Services, Inc., Class A	35	596
ManpowerGroup, Inc.	3,071	225,196
MSA Safety, Inc.(a)	258	34,616
Nielsen Holdings PLC (United Kingdom)	1,793	25,425
Republic Services, Inc.(a)	748	69,826
Robert Half International, Inc.	117	6,194
Stantec, Inc. (Canada)	23	698
Steelcase, Inc., Class A	33	334

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Tetra Tech, Inc.(a)	567	$54,149
TransUnion	1,417	119,212
TriNet Group, Inc.(a)*	1,252	74,269
TrueBlue, Inc.*	52	805
UniFirst Corp.	617	116,841
Verisk Analytics, Inc.	89	16,493
Waste Management, Inc.	75	8,488

		1,279,314

Consumer Durables & Apparel — 3.5%
Brunswick Corp.(a)	1,562	92,017
Capri Holdings Ltd. (British Virgin Islands)*	10,608	190,944
Carter’s, Inc.	45	3,896
Cavco Industries, Inc.*	22	3,967
Deckers Outdoor Corp.*	127	27,941
DR Horton, Inc.(a)	984	74,420
Garmin Ltd. (Switzerland)	415	39,367
G-III Apparel Group Ltd.*	2,062	27,033
Gildan Activewear, Inc. (Canada)	757	14,890
Hanesbrands, Inc.(a)	5,458	85,964
Helen of Troy Ltd. (Bermuda)*	89	17,223
Kontoor Brands, Inc.(a)	3,035	73,447
La-Z-Boy, Inc.(a)	1,197	37,861
Leggett & Platt, Inc.(a)	240	9,881
Lululemon Athletica, Inc.*	338	111,327
Mattel, Inc.*	8,664	101,369
Meritage Homes Corp.(a)*	245	27,046
Mohawk Industries, Inc.*	2,016	196,741
Nautilus, Inc.*	1,400	24,024
NIKE, Inc., Class B	189	23,727
Polaris, Inc.	439	41,415
PulteGroup, Inc.(a)	1,441	66,704
PVH Corp.(a)	1,634	97,452
Smith & Wesson Brands, Inc.(a)	4,702	72,975
Sonos, Inc.(a)*	1,916	29,085
Steven Madden Ltd.	776	15,132
Sturm Ruger & Co., Inc.(a)	2,405	147,090
Tempur Sealy International, Inc.*	1,989	177,399
TopBuild Corp.*	307	52,402
Tupperware Brands Corp.(a)	1,102	22,216
Whirlpool Corp.	48	8,827
YETI Holdings, Inc.*	647	29,322

		1,943,104

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — 3.5%
Adtalem Global Education, Inc.(a)*	2,242	$55,019
Bloomin’ Brands, Inc.	14,193	216,727
Boyd Gaming Corp.(a)	1,258	38,608
Chipotle Mexican Grill, Inc.*	47	58,454
Darden Restaurants, Inc.	283	28,509
Dine Brands Global, Inc.	3,298	180,038
El Pollo Loco Holdings, Inc.*	334	5,411
frontdoor, Inc.*	59	2,296
Graham Holdings Co., Class B	3	1,212
Grand Canyon Education, Inc.(a)*	315	25,181
Hyatt Hotels Corp., Class A(a)	4,373	233,387
Jack in the Box, Inc.(a)	227	18,003
Laureate Education, Inc., Class A*	9,397	124,792
MGM Resorts International	4,550	98,963
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	1,072	18,342
Papa John’s International, Inc.	1,685	138,642
Perdoceo Education Corp.*	208	2,546
Red Rock Resorts, Inc., Class A	9,578	163,784
Royal Caribbean Cruises Ltd. (Liberia)	435	28,158
Service Corp. International(a)	1,571	66,265
Strategic Education, Inc.	2	183
Wingstop, Inc.	1,378	188,304
Wyndham Hotels & Resorts, Inc.	2,344	118,372
Yum! Brands, Inc.(a)	1,621	147,997

		1,959,193

Diversified Financials — 0.4%
Berkshire Hathaway, Inc., Class B*	65	13,841
BlackRock, Inc.	87	49,029
DiamondPeak Holdings Corp., Class A*	14	361
Federated Hermes, Inc.	369	7,937
Franklin Resources, Inc.	1,027	20,899
Moody’s Corp.	27	7,826
Nasdaq, Inc.	213	26,137
S&P Global, Inc.	171	61,663
Sprott, Inc. (Canada)	16	546
T Rowe Price Group, Inc.	145	18,592
Waddell & Reed Financial, Inc., Class A	427	6,341

		213,172

Energy — 3.2%
Antero Midstream Corp.	22,260	119,536

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Apache Corp.	8,631	$81,736
Cactus, Inc., Class A(a)	1,944	37,305
Canadian Natural Resources Ltd. (Canada)	4,990	79,890
Cenovus Energy, Inc. (Canada)	6,118	23,799
Cheniere Energy, Inc.*	789	36,507
Chevron Corp.(a)	5,401	388,872
Clean Energy Fuels Corp.*	1,344	3,333
Concho Resources, Inc.	1,555	68,607
ConocoPhillips	3,796	124,661
Core Laboratories NV (Netherlands)	1,380	21,059
Crescent Point Energy Corp. (Canada)	96	117
DHT Holdings, Inc. (Marshall Islands)	294	1,517
EOG Resources, Inc.	3,115	111,953
Halliburton Co.(a)	4,288	51,670
HollyFrontier Corp.	5,857	115,441
Murphy Oil Corp.	8,468	75,535
National Oilwell Varco, Inc.(a)	858	7,773
Nordic American Tankers Ltd. (Bermuda)	878	3,064
Patterson-UTI Energy, Inc.	72	205
Phillips 66	495	25,661
Range Resources Corp.	26,359	174,497
Renewable Energy Group, Inc.*	3,284	175,431
Schlumberger NV (Curacao)	1,840	28,630
TechnipFMC PLC (United Kingdom)	3,702	23,360
World Fuel Services Corp.	806	17,079

		1,797,238

Food & Staples Retailing — 1.8%
BJ’s Wholesale Club Holdings, Inc.*	1,225	50,899
Casey’s General Stores, Inc.	123	21,851
Costco Wholesale Corp.	78	27,690
Kroger Co. (The)(a)	3,457	117,227
Sprouts Farmers Market, Inc.(a)*	12,352	258,527
Sysco Corp.	44	2,738
United Natural Foods, Inc.*	6,534	97,161
US Foods Holding Corp.(a)*	7,023	156,051
Walgreens Boots Alliance, Inc.	852	30,604
Walmart, Inc.	1,851	258,973

		1,021,721

Food, Beverage & Tobacco — 2.7%
Altria Group, Inc.(a)	2,342	90,495
Archer-Daniels-Midland Co.(a)	1,118	51,976

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
B&G Foods, Inc.	770	$21,383
Bunge Ltd. (Bermuda)	492	22,484
Coca-Cola Co. (The)	804	39,693
Coca-Cola Consolidated, Inc.	24	5,776
Conagra Brands, Inc.	5,079	181,371
Constellation Brands, Inc., Class A	734	139,100
Flowers Foods, Inc.	240	5,839
Fresh Del Monte Produce, Inc. (Cayman Islands)	3	69
General Mills, Inc.	1,888	116,452
Hain Celestial Group, Inc. (The)(a)*	381	13,068
JM Smucker Co. (The)(a)	2,000	231,040
Kellogg Co.	241	15,566
Kraft Heinz Co. (The)	2,716	81,344
McCormick & Co., Inc., non-voting shares(a)	474	92,003
Molson Coors Beverage Co., Class B .	182	6,108
Monster Beverage Corp.*	310	24,862
National Beverage Corp.*	1,527	103,851
PepsiCo, Inc.(a)	523	72,488
Philip Morris International, Inc.	198	14,848
Turning Point Brands, Inc.	9	251
Tyson Foods, Inc., Class A	815	48,476
Vector Group Ltd.	12,415	120,301

		1,498,844

Health Care Equipment & Services — 7.6%
Abbott Laboratories	552	60,074
Addus HomeCare Corp.*	13	1,229
Allscripts Healthcare Solutions, Inc.*	325	2,646
AMN Healthcare Services, Inc.*	21	1,228
Anthem, Inc.	596	160,080
Cardinal Health, Inc.(a)	1,639	76,951
Centene Corp.*	299	17,441
Cerner Corp.(a)	933	67,447
Cigna Corp.	11	1,864
CONMED Corp.	1,382	108,722
CVS Health Corp.(a)	1,538	89,819
Danaher Corp.	290	62,446
DaVita, Inc.(a)*	8,953	766,824
DENTSPLY SIRONA, Inc.(a)	2,003	87,591
DexCom, Inc.*	47	19,375
Ensign Group, Inc. (The)	105	5,991
Globus Medical, Inc., Class A*	629	31,148
Hanger, Inc.*	10	158

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
HCA Healthcare, Inc.(a)	433	$53,986
HealthStream, Inc.*	2	40
Hill-Rom Holdings, Inc.	447	37,329
HMS Holdings Corp.(a)*	701	16,789
Hologic, Inc.(a)*	2,698	179,336
Humana, Inc.	6	2,483
IDEXX Laboratories, Inc.*	450	176,900
Integer Holdings Corp.*	1,593	94,003
Intuitive Surgical, Inc.*	64	45,411
iRhythm Technologies, Inc.*	169	40,241
Livongo Health, Inc.*	1,980	277,299
Magellan Health, Inc.(a)*	1,067	80,857
McKesson Corp.	95	14,148
MEDNAX, Inc.(a)*	4,842	78,828
Medtronic PLC (Ireland)	1,703	176,976
Molina Healthcare, Inc.*	193	35,327
Neogen Corp.*	53	4,147
Nevro Corp.(a)*	113	15,741
NextGen Healthcare, Inc.(a)*	4,220	53,763
Owens & Minor, Inc.	277	6,955
Patterson Cos., Inc.(a)	11,887	286,536
Providence Service Corp. (The)*	36	3,345
Quidel Corp.*	689	151,153
ResMed, Inc.	65	11,143
Select Medical Holdings Corp.*	7,717	160,668
STERIS PLC (Ireland)	352	62,019
Stryker Corp.(a)	386	80,431
Teladoc Health, Inc.(a)*	351	76,953
Teleflex, Inc.	3	1,021
Tenet Healthcare Corp.(a)*	1,190	29,167
Tivity Health, Inc.(a)*	2,925	41,009
UnitedHealth Group, Inc.(a)	150	46,766
Universal Health Services, Inc., Class B	1,375	147,152
Varian Medical Systems, Inc.*	164	28,208
West Pharmaceutical Services, Inc.(a)	526	144,597
Zimmer Biomet Holdings, Inc.(a)	127	17,290

		4,239,051

Household & Personal Products — 1.4%
Central Garden & Pet Co., Class A*	121	4,373
Church & Dwight Co., Inc.	216	20,241
Clorox Co. (The)	244	51,281
Colgate-Palmolive Co.	2,781	214,554
Edgewell Personal Care Co.*	3,403	94,876

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — (Continued)
elf Beauty, Inc.(a)*	5,165	$94,881
Kimberly-Clark Corp.	1,332	196,683
Procter & Gamble Co. (The)(a)	687	95,486
Spectrum Brands Holdings, Inc.	41	2,344

		774,719

Materials — 8.7%
Alamos Gold, Inc., Class A (Canada)	11,849	104,390
Allegheny Technologies, Inc.*	12,209	106,462
Amcor PLC (Jersey)	2,947	32,564
Ashland Global Holdings, Inc.(a)	611	43,332
Avient Corp.(a)	10,801	285,794
Axalta Coating Systems Ltd. (Bermuda)*	3,424	75,910
Boise Cascade Co.(a)	364	14,531
Cabot Corp.(a)	894	32,211
Carpenter Technology Corp.	173	3,142
Century Aluminum Co.*	379	2,698
CF Industries Holdings, Inc.	4,727	145,166
Chemours Co. (The)(a)	7,551	157,891
Commercial Metals Co.(a)	20,676	413,106
Compass Minerals International, Inc.(a)	1,238	73,475
Dow, Inc.	160	7,528
DuPont de Nemours, Inc.(a)	170	9,432
Ecolab, Inc.(a)	777	155,276
Ferro Corp.(a)*	1,972	24,453
First Majestic Silver Corp. (Canada)*	21,687	206,460
FMC Corp.	1,437	152,193
Forterra, Inc.*	23	272
Freeport-McMoRan, Inc.	314	4,911
FutureFuel Corp.	7	80
Golden Star Resources Ltd. (Canada)*	324	1,396
Hecla Mining Co.(a)	39,454	200,426
IAMGOLD Corp. (Canada)*	3,231	12,375
Ingevity Corp.*	2,452	121,227
Innospec, Inc.	1	63
Kinross Gold Corp. (Canada)	1,657	14,615
Linde PLC (Ireland)	490	116,684
New Gold, Inc. (Canada)*	6,621	11,256
Newmont Corp.	2,109	133,816
Nucor Corp.(a)	2,497	112,015
Nutrien Ltd. (Canada)	1,343	52,686
O-I Glass, Inc.(a)	11,241	119,042

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Pan American Silver Corp. (Canada)	8,805	$283,081
PPG Industries, Inc.	95	11,598
Pretium Resources, Inc. (Canada)*	5,430	69,721
Reliance Steel & Aluminum Co.	2,198	224,284
Sealed Air Corp.	8	310
Sensient Technologies Corp.(a)	1,368	78,988
Sonoco Products Co.	2,489	127,113
Southern Copper Corp.(a)	720	32,594
SSR Mining, Inc. (Canada)*	11,791	220,138
Stepan Co.	13	1,417
Summit Materials, Inc., Class A*	4,738	78,367
Tredegar Corp.	8	119
Wheaton Precious Metals Corp. (Canada)	570	27,970
Worthington Industries, Inc.	160	6,525
Yamana Gold, Inc. (Canada)	131,496	746,897

		4,856,000

Media & Entertainment — 5.6%
Activision Blizzard, Inc.	1,431	115,839
Alphabet, Inc., Class A(a)*	235	344,416
ANGI Homeservices, Inc., Class A*	762	8,454
Cargurus, Inc.*	252	5,451
Charter Communications, Inc., Class A*	263	164,201
DISH Network Corp., Class A(a)*	4,546	131,970
Electronic Arts, Inc.(a)*	1,219	158,970
EverQuote, Inc., Class A(a)*	732	28,284
Facebook, Inc., Class A(a)*	1,260	329,994
Fox Corp., Class A	5,032	140,041
Interpublic Group of Cos., Inc. (The)(a)	3,313	55,228
John Wiley & Sons, Inc., Class A	244	7,737
Lions Gate Entertainment Corp.,
Class B (Canada)*	67	584
Match Group, Inc.*	395	43,707
Netflix, Inc.(a)*	459	229,514
New York Times Co. (The), Class A	104	4,450
News Corp., Class A(a)	23,695	332,204
Omnicom Group, Inc.	162	8,019
Pinterest, Inc., Class A*	2,093	86,880
Sirius XM Holdings, Inc.	7,520	40,307
Take-Two Interactive Software, Inc.*	785	129,698
TEGNA, Inc.	26	306
Twitter, Inc.(a)*	2,667	118,682

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Walt Disney Co. (The)	1,432	$177,683
Zillow Group, Inc., Class C(a)*	4,482	455,326

		3,117,945

Pharmaceuticals, Biotechnology & Life Sciences — 5.2%
Agilent Technologies, Inc.	237	23,923
Alexion Pharmaceuticals, Inc.*	67	7,667
Amgen, Inc.	23	5,846
Anika Therapeutics, Inc.(a) *	81	2,867
Avantor, Inc.(a) *	742	16,688
Biogen, Inc.*	93	26,382
Bio-Rad Laboratories, Inc., Class A*	279	143,813
Bristol Myers Squibb Co.(a)	2,693	162,361
Catalent, Inc.*	197	16,875
Charles River Laboratories International, Inc.(a)*	436	98,732
ChemoCentryx, Inc.(a)*	431	23,619
Coherus Biosciences, Inc.(a)*	230	4,218
Denali Therapeutics, Inc.*	164	5,876
Elanco Animal Health, Inc.(a)*	5,374	150,096
Emergent BioSolutions, Inc.*	410	42,365
Gilead Sciences, Inc.	9	569
Horizon Therapeutics PLC (Ireland)*	1,968	152,874
Illumina, Inc.*	91	28,126
Innoviva, Inc.*	164	1,714
Inovio Pharmaceuticals, Inc.(a)*	4,215	48,894
Ironwood Pharmaceuticals, Inc.*	114	1,025
Jazz Pharmaceuticals PLC (Ireland)* .	83	11,835
Johnson & Johnson(a)	1,464	217,960
Kura Oncology, Inc.*	130	3,983
Luminex Corp.	538	14,123
Medpace Holdings, Inc.(a)*	265	29,614
Merck & Co., Inc.(a)	1,613	133,798
Mylan NV (Netherlands)*	4,660	69,108
Natera, Inc.*	89	6,429
Neurocrine Biosciences, Inc.*	439	42,214
Novavax, Inc.(a)*	4,624	501,010
Pacira BioSciences, Inc.*	2,091	125,711
PerkinElmer, Inc.	1,839	230,813
Pfizer, Inc.(a)	5,342	196,051
Phibro Animal Health Corp., Class A	3	52
Prestige Consumer Healthcare, Inc.*	70	2,549
Protagonist Therapeutics, Inc.*	2	39
Regeneron Pharmaceuticals, Inc.*	68	38,065
Sage Therapeutics, Inc.*	141	8,618

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Sorrento Therapeutics, Inc.*	4,134	$46,094
TG Therapeutics, Inc.(a)*	3,651	97,701
Thermo Fisher Scientific, Inc.(a)	152	67,111
Trillium Therapeutics, Inc. (Canada)*	433	6,153
United Therapeutics Corp.(a)*	123	12,423
Vanda Pharmaceuticals, Inc.*	40	386
Waters Corp.*	83	16,241
Zoetis, Inc.	238	39,358

		2,881,969

Retailing — 11.9%
1-800-Flowers.com, Inc., Class A*	933	23,269
Aaron’s, Inc.(a)	5,228	296,166
Abercrombie & Fitch Co., Class A	2,557	35,619
Advance Auto Parts, Inc.	358	54,953
Amazon.com, Inc.(a)*	112	352,658
Asbury Automotive Group, Inc.(a)*	286	27,871
At Home Group, Inc.*	4,518	67,137
AutoNation, Inc.*	3,392	179,539
AutoZone, Inc.(a)*	89	104,810
Bed Bath & Beyond, Inc.(a)	3,232	48,415
Best Buy Co., Inc.(a)	5,559	618,661
Big Lots, Inc.	194	8,652
Booking Holdings, Inc.*	10	17,107
Buckle, Inc. (The)(a)	2,905	59,233
Camping World Holdings, Inc., Class A	114	3,392
CarParts.Com, Inc.*	487	5,264
Core-Mark Holding Co., Inc.	2	58
Dick’s Sporting Goods, Inc.	290	16,785
Dollar General Corp.	193	40,457
eBay, Inc.(a)	4,937	257,218
Etsy, Inc.*	100	12,163
Foot Locker, Inc.(a)	5,061	167,165
Gap, Inc. (The)(a)	10,245	174,472
Genuine Parts Co.(a)	603	57,388
Guess?, Inc.(a)	2,602	30,235
Hibbett Sports, Inc.*	269	10,550
Home Depot, Inc. (The)(a)	700	194,397
L Brands, Inc.(a)	4,238	134,811
Lithia Motors, Inc., Class A	247	56,301
LKQ Corp.*	5,861	162,526
Lowe’s Cos., Inc.(a)	1,524	252,771
Lumber Liquidators Holdings, Inc.*	831	18,324

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Macy’s, Inc.	49,719	$283,398
MarineMax, Inc.*	177	4,544
Michaels Cos., Inc. (The)*	2,076	20,044
Murphy USA, Inc.*	1,895	243,072
National Vision Holdings, Inc.(a)*	1,687	64,511
ODP Corp. (The)(a)	2,857	55,569
Ollie’s Bargain Outlet Holdings, Inc.*	2	175
O’Reilly Automotive, Inc.(a)*	179	82,533
Pool Corp.	30	10,036
Qurate Retail, Inc., Series A	4,276	30,702
RH(a)*	1,784	682,594
Ross Stores, Inc.	199	18,571
Shoe Carnival, Inc.	199	6,682
Shutterstock, Inc.	65	3,383
Signet Jewelers Ltd. (Bermuda)	13,475	251,982
Sleep Number Corp.*	3,743	183,070
Sonic Automotive, Inc., Class A	4,652	186,824
Sportsman’s Warehouse Holdings, Inc.(a)*	1,434	20,521
Stamps.com, Inc.(a)*	1,437	346,245
Target Corp.	48	7,556
Tractor Supply Co.	1,065	152,657
Urban Outfitters, Inc.*	3,809	79,265
Williams-Sonoma, Inc.(a)	3,425	309,757
Zumiez, Inc.(a)*	3,215	89,441

		6,621,499

Semiconductors & Semiconductor Equipment — 4.6%
Advanced Micro Devices, Inc.*	474	38,863
Amkor Technology, Inc.(a)*	14,265	159,768
Applied Materials, Inc.(a)	1,218	72,410
Axcelis Technologies, Inc.*	51	1,122
Broadcom, Inc.(a)	577	210,213
Cirrus Logic, Inc.*	3,728	251,454
First Solar, Inc.(a)*	2,443	161,727
Intel Corp.	864	44,738
KLA Corp.(a)	442	85,633
Lam Research Corp.	75	24,881
Lattice Semiconductor Corp.*	6,975	201,996
MACOM Technology Solutions Holdings, Inc.*	497	16,903
Marvell Technology Group Ltd. (Bermuda)	932	37,000
Maxim Integrated Products, Inc.(a)	692	46,786
Microchip Technology, Inc.(a)	338	34,733

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
MKS Instruments, Inc.	83	$9,066
Monolithic Power Systems, Inc.	99	27,681
NVIDIA Corp.	182	98,502
Photronics, Inc.*	10	100
Power Integrations, Inc.(a)	1,112	61,605
Qorvo, Inc.(a)*	670	86,437
Skyworks Solutions, Inc.(a)	628	91,374
Synaptics, Inc.(a)*	8,635	694,427
Ultra Clean Holdings, Inc.(a)*	4,476	96,055

		2,553,474

Software & Services — 12.3%
A10 Networks, Inc.*	290	1,847
Accenture PLC, Class A (Ireland)	365	82,486
ACI Worldwide, Inc.*	520	13,588
Adobe, Inc.(a)*	218	106,914
Agilysys, Inc.*	67	1,619
Alarm.com Holdings, Inc.(a)*	686	37,902
Alliance Data Systems Corp.(a)	823	34,550
Anaplan, Inc.*	640	40,051
Automatic Data Processing, Inc.	1,328	185,243
Black Knight, Inc.*	947	82,436
Blackbaud, Inc.	3,914	218,519
Blackline, Inc.(a)*	318	28,502
Broadridge Financial Solutions, Inc.(a)	493	65,076
CACI International, Inc., Class A*	22	4,690
Cadence Design Systems, Inc.(a)*	1,239	132,115
Cardtronics PLC, Class A (United Kingdom)*	1,934	38,293
CDK Global, Inc.(a)	1,336	58,236
CGI, Inc. (Canada)*	127	8,607
Citrix Systems, Inc.(a)	699	96,259
Crowdstrike Holdings, Inc., Class A*	344	47,238
CSG Systems International, Inc.	39	1,597
Domo, Inc., Class B(a)*	860	32,964
Evo Payments, Inc., Class A*	11	273
Fiserv, Inc.*	103	10,614
FleetCor Technologies, Inc.(a)*	314	74,763
Fortinet, Inc.*	760	89,536
Gartner, Inc.*	821	102,584
Globant SA (Luxembourg)*	38	6,810
GoDaddy, Inc., Class A*	3,225	245,003
Guidewire Software, Inc.*	622	64,856
International Business Machines Corp.(a)	776	94,416

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
International Money Express, Inc.*	37	$532
Intuit, Inc.(a)	1,255	409,394
Jack Henry & Associates, Inc.	3	488
LiveRamp Holdings, Inc.*	1,340	69,372
Mastercard, Inc., Class A(a)	161	54,445
Microsoft Corp.(a)	1,456	306,240
MicroStrategy, Inc., Class A*	783	117,888
MobileIron, Inc.*	84	589
Model N, Inc.(a)*	1,466	51,720
NIC, Inc.(a)	4,908	96,688
NortonLifeLock, Inc.(a)	17,406	362,741
Oracle Corp.(a)	5,975	356,708
Paychex, Inc.	1,655	132,019
Paylocity Holding Corp.(a)*	138	22,276
PayPal Holdings, Inc.(a)*	1,345	265,005
Progress Software Corp.	3,138	115,102
PTC, Inc.(a)*	4,834	399,868
QAD, Inc., Class A	4	169
Qualys, Inc.*	863	84,583
Sailpoint Technologies Holdings, Inc.(a)*	7,685	304,095
salesforce.com, Inc.*	322	80,925
Science Applications International Corp.	2,131	167,113
SecureWorks Corp., Class A*	1	11
ServiceNow, Inc.(a)*	364	176,540
SPS Commerce, Inc.*	2,277	177,310
SS&C Technologies Holdings, Inc.	2,868	173,571
SVMK, Inc.*	4,762	105,288
Synopsys, Inc.(a)*	959	205,207
Teradata Corp.(a)*	3,834	87,032
VeriSign, Inc.(a)*	373	76,409
Virtusa Corp.(a)*	877	43,113
Visa, Inc., Class A	482	96,386
Western Union Co. (The)(a)	2,981	63,883
WEX, Inc.*	5	695
Workday, Inc., Class A*	495	106,489
Zoom Video Communications, Inc., Class A*	214	100,604

		6,818,085

Technology Hardware & Equipment — 3.7%
Acacia Communications, Inc.(a)*	222	14,963
Amphenol Corp., Class A(a)	218	23,603
Apple, Inc.(a)	2,964	343,261

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Arrow Electronics, Inc.*	3,420	$269,017
Badger Meter, Inc.	1,803	117,862
CDW Corp.	64	7,650
Celestica, Inc. (Canada)*	54	373
Ciena Corp.*	141	5,596
Cisco Systems, Inc.	3,905	153,818
CommScope Holding Co., Inc.*	352	3,168
Corning, Inc.(a)	3,083	99,920
Diebold Nixdorf, Inc.(a)*	7,544	57,636
HP, Inc.(a)	3,628	68,896
InterDigital, Inc.(a)	698	39,828
Jabil, Inc.	433	14,835
Juniper Networks, Inc.(a)	2,757	59,276
Knowles Corp.*	66	983
Lumentum Holdings, Inc.(a)*	892	67,016
NCR Corp.*	69	1,528
NetApp, Inc.	2,453	107,540
NETGEAR, Inc.*	276	8,506
PC Connection, Inc.	16	657
Sanmina Corp.(a)*	3,782	102,303
Seagate Technology PLC (Ireland)	121	5,962
SYNNEX Corp.	1,692	236,982
TE Connectivity Ltd. (Switzerland)	262	25,608
Trimble, Inc.*	260	12,662
TTM Technologies, Inc.(a)*	3,986	45,480
Ubiquiti, Inc.	603	100,496
Vishay Intertechnology, Inc.	853	13,281
Western Digital Corp.	254	9,284
Zebra Technologies Corp., Class A*	222	56,046

		2,074,036

Telecommunication Services — 0.6%
AT&T, Inc.	2,025	57,733
CenturyLink, Inc.	1,088	10,978
Iridium Communications, Inc.(a)*	3,925	100,402
Verizon Communications, Inc.	2,554	151,937
Vonage Holdings Corp.*	1,410	14,424

		335,474

Transportation — 2.1%
Alaska Air Group, Inc.	1,498	54,872
Atlas Air Worldwide Holdings, Inc.*	140	8,526
CH Robinson Worldwide, Inc.	1,609	164,424
CSX Corp.	289	22,447
Echo Global Logistics, Inc.(a)*	3,151	81,201

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Expeditors International of Washington, Inc.	1,195	$108,171
FedEx Corp.	572	143,869
Hub Group, Inc., Class A(a)*	1,226	61,539
JB Hunt Transport Services, Inc.(a)	578	73,048
Kansas City Southern(a)	216	39,059
Marten Transport Ltd.	124	2,024
Norfolk Southern Corp.(a)	373	79,818
Old Dominion Freight Line, Inc.	115	20,806
Schneider National, Inc., Class B	6,156	152,238
SkyWest, Inc.	3,325	99,285
Werner Enterprises, Inc.(a)	1,764	74,070

		1,185,397

Utilities — 1.2%
American Water Works Co., Inc.	103	14,923
CenterPoint Energy, Inc.	549	10,623
Dominion Energy, Inc.	1,637	129,208
Duke Energy Corp.	358	31,704
Evergy, Inc.	53	2,693
Exelon Corp.(a)	1,699	60,756
FirstEnergy Corp.	253	7,264
MDU Resources Group, Inc.(a)	8,691	195,548
National Fuel Gas Co.	416	16,885
NiSource, Inc.	249	5,478
NRG Energy, Inc.(a)	2,887	88,746
OGE Energy Corp.(a)	2,478	74,315
PPL Corp.	625	17,006

		655,149

TOTAL COMMON STOCKS (Cost $41,676,427)		52,675,221

	Par Value	Value
CORPORATE BONDS AND NOTES — 0.0%
Capital Goods — 0.0%
Mueller Industries, Inc.
6.00%, 03/01/2027	$715	$715

TOTAL CORPORATE BONDS AND NOTES (Cost $715)		715

TOTAL INVESTMENTS - 94.6%		52,675,936

(Cost $41,677,142)

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.4%		2,999,354

NET ASSETS - 100.0%		$55,675,290

(a)	Security position is either entirely or partially designated as collateral for total return swaps.
*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Over-the-counter total return swaps outstanding as of September 30, 2020

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures on August 31, 2022, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents (69.5)% of net assets as of September 30, 2020.

The following table represents the individual long and help short positions and related values of total return swaps as of September 30, 2020:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Long

Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	63	$2,392	$2,441	$49
Cooper Tire & Rubber Co.	Morgan Stanley	900	32,342	28,530	(3,812)
General Motors Co.	Morgan Stanley	493	14,898	14,588	(332)
Gentherm, Inc.	Morgan Stanley	4	159	164	5
Standard Motor Products, Inc.	Morgan Stanley	11	474	491	17
Thor Industries, Inc.	Morgan Stanley	2,945	277,534	280,541	3,110
XPEL, Inc.	Morgan Stanley	7	169	182	14

		4,423	327,968	326,937	(949)

Capital Goods
3M Co.	Morgan Stanley	36	5,829	5,766	(63)
AAR Corp.	Morgan Stanley	28	550	526	(24)
Acuity Brands, Inc.	Morgan Stanley	50	4,896	5,118	264
Advanced Drainage Systems, Inc.	Morgan Stanley	965	56,332	60,255	4,014
Albany International Corp., Class A	Morgan Stanley	1,474	76,501	72,978	(3,271)
AMETEK, Inc.	Morgan Stanley	10	964	994	33
Apogee Enterprises, Inc.	Morgan Stanley	481	10,330	10,279	(51)
Applied Industrial Technologies, Inc.	Morgan Stanley	232	14,211	12,783	(1,428)
Argan, Inc.	Morgan Stanley	12	509	503	(6)
Atkore International Group, Inc.	Morgan Stanley	43	1,099	977	(122)
Barnes Group, Inc.	Morgan Stanley	922	34,465	32,952	(1,536)
BMC Stock Holdings, Inc.	Morgan Stanley	12	474	514	40
BWX Technologies, Inc.	Morgan Stanley	2,412	137,572	135,820	(1,743)
Comfort Systems USA, Inc.	Morgan Stanley	492	26,170	25,343	(827)
Cummins, Inc.	Morgan Stanley	5	1,029	1,056	26
Curtiss-Wright Corp.	Morgan Stanley	105	9,996	9,792	(186)
Deere & Co.	Morgan Stanley	106	22,492	23,493	1,082
Douglas Dynamics, Inc.	Morgan Stanley	4	138	137	(2)
Dycom Industries, Inc.	Morgan Stanley	431	25,673	22,765	(2,908)
EMCOR Group, Inc.	Morgan Stanley	29	1,955	1,964	9
Emerson Electric Co.	Morgan Stanley	18	1,189	1,180	(9)
Encore Wire Corp.	Morgan Stanley	8	392	371	(21)
ESCO Technologies, Inc.	Morgan Stanley	10	813	806	(6)
Evoqua Water Technologies Corp.	Morgan Stanley	635	13,522	13,475	(61)
Federal Signal Corp.	Morgan Stanley	29	851	848	(3)
Fortune Brands Home & Security, Inc.	Morgan Stanley	6	498	519	21
Foundation Building Materials, Inc.	Morgan Stanley	63	1,049	990	(58)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Franklin Electric Co., Inc.	Morgan Stanley	3	$171	$176	$7
General Dynamics Corp.	Morgan Stanley	6	824	831	6
Griffon Corp.	Morgan Stanley	60	1,317	1,172	(145)
Hexcel Corp.	Morgan Stanley	32	1,065	1,074	9
Honeywell International, Inc.	Morgan Stanley	28	4,482	4,609	127
Howmet Aerospace, Inc.	Morgan Stanley	1,098	19,236	18,359	(877)
Hubbell, Inc.	Morgan Stanley	3	398	411	13
Huntington Ingalls Industries, Inc.	Morgan Stanley	50	7,332	7,038	(295)
Illinois Tool Works, Inc.	Morgan Stanley	22	4,258	4,251	17
ITT, Inc.	Morgan Stanley	28	1,649	1,653	4
John Bean Technologies Corp.	Morgan Stanley	176	18,555	16,173	(2,382)
Lockheed Martin Corp.	Morgan Stanley	8	3,055	3,066	7
Masco Corp.	Morgan Stanley	39	2,145	2,150	5
MRC Global, Inc.	Morgan Stanley	11,234	63,921	48,082	(15,956)
Mueller Industries, Inc.	Morgan Stanley	4	107	108	1
National Presto Industries, Inc.	Morgan Stanley	4	351	327	(23)
NOW, Inc.	Morgan Stanley	17,325	125,953	78,656	(47,297)
PACCAR, Inc.	Morgan Stanley	211	18,233	17,994	(239)
Quanta Services, Inc.	Morgan Stanley	2	103	106	3
RBC Bearings, Inc.	Morgan Stanley	398	51,854	48,242	(3,612)
Roper Technologies, Inc.	Morgan Stanley	28	11,149	11,063	(86)
Shyft Group, Inc. (The)	Morgan Stanley	15	276	283	7
SPX FLOW, Inc.	Morgan Stanley	7	303	300	(3)
Timken Co. (The)	Morgan Stanley	331	18,993	17,947	(1,075)
Toro Co. (The)	Morgan Stanley	52	4,253	4,365	124
Trane Technologies PLC (Ireland)	Morgan Stanley	27	3,237	3,274	37
TransDigm Group, Inc.	Morgan Stanley	2	984	950	(34)
Tutor Perini Corp.	Morgan Stanley	1,736	21,387	19,322	(2,066)
UFP Industries, Inc.	Morgan Stanley	9	498	508	11
United Rentals, Inc.	Morgan Stanley	1	165	175	10
Watsco, Inc.	Morgan Stanley	163	38,960	37,961	(999)
Woodward, Inc.	Morgan Stanley	771	64,400	61,803	(2,596)
WW Grainger, Inc.	Morgan Stanley	6	2,069	2,141	71

		42,497	941,182	856,774	(84,062)

Commercial & Professional Services
ABM Industries, Inc.	Morgan Stanley	193	7,172	7,075	(64)
Advanced Disposal Services, Inc.	Morgan Stanley	2,117	63,616	63,997	387
ASGN, Inc.	Morgan Stanley	11	706	699	(6)
Brady Corp., Class A	Morgan Stanley	349	16,738	13,967	(2,787)
Cintas Corp.	Morgan Stanley	10	3,206	3,328	123
Deluxe Corp.	Morgan Stanley	3,644	103,487	93,760	(9,797)
Ennis, Inc.	Morgan Stanley	1	18	17	—
Equifax, Inc.	Morgan Stanley	112	18,911	17,573	(1,338)
Exponent, Inc.	Morgan Stanley	19	1,380	1,369	(12)
FTI Consulting, Inc.	Morgan Stanley	1	106	106	—
Healthcare Services Group, Inc.	Morgan Stanley	7,812	162,486	168,192	5,744

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Commercial & Professional Services — (continued)
ICF International, Inc.	Morgan Stanley	4	$248	$246	$(2)
IHS Markit Ltd. (Bermuda)	Morgan Stanley	161	13,079	12,640	(439)
KAR Auction Services, Inc.	Morgan Stanley	18	255	259	4
Kelly Services, Inc., Class A	Morgan Stanley	45	846	767	(80)
Republic Services, Inc.	Morgan Stanley	18	1,682	1,680	6
Robert Half International, Inc.	Morgan Stanley	49	2,575	2,594	19
SP Plus Corp.	Morgan Stanley	2,334	48,057	41,895	(6,207)
Stantec, Inc. (Canada)	Morgan Stanley	22	695	667	(26)
Steelcase, Inc., Class A	Morgan Stanley	8,919	93,196	90,171	(3,025)
Tetra Tech, Inc.	Morgan Stanley	32	2,945	3,056	111
TriNet Group, Inc.	Morgan Stanley	23	1,485	1,364	(121)
TrueBlue, Inc.	Morgan Stanley	14	218	217	(1)
Verisk Analytics, Inc.	Morgan Stanley	41	7,651	7,598	(46)
Waste Management, Inc.	Morgan Stanley	20	2,232	2,263	32

		25,969	552,990	535,500	(17,525)

Consumer Durables & Apparel
Carter’s, Inc.	Morgan Stanley	2,163	169,385	187,273	18,155
Cavco Industries, Inc.	Morgan Stanley	25	4,848	4,508	(340)
Deckers Outdoor Corp.	Morgan Stanley	121	24,814	26,621	2,298
DR Horton, Inc.	Morgan Stanley	20	1,458	1,513	55
Garmin Ltd. (Switzerland)	Morgan Stanley	120	11,615	11,383	(215)
G-III Apparel Group Ltd.	Morgan Stanley	1,821	23,045	23,873	828
Gildan Activewear, Inc. (Canada)	Morgan Stanley	1,520	31,212	29,898	(1,313)
Hanesbrands, Inc.	Morgan Stanley	876	13,901	13,797	(104)
Helen of Troy Ltd. (Bermuda)	Morgan Stanley	200	40,593	38,704	(1,962)
Kontoor Brands, Inc.	Morgan Stanley	47	1,052	1,137	85
La-Z-Boy, Inc.	Morgan Stanley	79	2,550	2,499	(49)
Lululemon Athletica, Inc.	Morgan Stanley	119	37,114	39,195	2,163
Nautilus, Inc.	Morgan Stanley	384	6,508	6,589	81
NIKE, Inc., Class B	Morgan Stanley	52	6,496	6,528	32
Polaris, Inc.	Morgan Stanley	2,445	252,834	230,661	(22,645)
PulteGroup, Inc.	Morgan Stanley	13	580	602	22
PVH Corp.	Morgan Stanley	559	35,559	33,339	(2,221)
Smith & Wesson Brands, Inc.	Morgan Stanley	1,114	19,214	17,289	(1,895)
Steven Madden Ltd.	Morgan Stanley	10,183	215,403	198,568	(16,835)
Sturm Ruger & Co., Inc.	Morgan Stanley	159	10,617	9,724	(892)
Tupperware Brands Corp.	Morgan Stanley	22	451	443	(8)
Universal Electronics, Inc.	Morgan Stanley	419	16,881	15,813	(1,083)
Whirlpool Corp.	Morgan Stanley	13	2,303	2,390	88
YETI Holdings, Inc.	Morgan Stanley	151	6,850	6,843	(7)

		22,625	935,283	909,190	(25,762)

Consumer Services
Adtalem Global Education, Inc.	Morgan Stanley	131	3,413	3,215	(199)
Chipotle Mexican Grill, Inc.	Morgan Stanley	8	10,017	9,950	(67)
Darden Restaurants, Inc.	Morgan Stanley	408	37,300	41,102	6,915
El Pollo Loco Holdings, Inc.	Morgan Stanley	82	1,312	1,328	17

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Services — (continued)
frontdoor, Inc.	Morgan Stanley	16	$630	$623	$(7)
Graham Holdings Co., Class B	Morgan Stanley	1	397	404	7
Grand Canyon Education, Inc.	Morgan Stanley	8	656	640	(16)
Jack in the Box, Inc.	Morgan Stanley	5	396	397	—
MGM Resorts International	Morgan Stanley	1,517	34,451	32,995	(2,348)
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	356	5,510	6,091	582
Papa John’s International, Inc.	Morgan Stanley	1,684	152,661	138,560	(14,101)
Perdoceo Education Corp.	Morgan Stanley	7,493	110,028	91,714	(18,313)
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	128	7,922	8,285	364
Service Corp. International	Morgan Stanley	45	1,812	1,898	97
Strategic Education, Inc.	Morgan Stanley	1,173	120,305	107,294	(12,352)
Wingstop, Inc.	Morgan Stanley	1,714	253,172	234,218	(18,954)
Yum! Brands, Inc.	Morgan Stanley	295	27,620	26,933	(719)

		15,064	767,602	705,647	(59,094)

Diversified Financials
Berkshire Hathaway, Inc., Class B	Morgan Stanley	1,060	234,139	225,716	(8,635)
BlackRock, Inc.	Morgan Stanley	23	12,564	12,962	397
Diamondpeak Holdings Corp., Class A	Morgan Stanley	3	80	77	59
Federated Hermes, Inc.	Morgan Stanley	93	2,015	2,000	(14)
Franklin Resources, Inc.	Morgan Stanley	817	16,215	16,626	584
Moody’s Corp.	Morgan Stanley	6	1,663	1,739	76
Nasdaq, Inc.	Morgan Stanley	49	5,994	6,013	19
S&P Global, Inc.	Morgan Stanley	40	13,946	14,424	478
Sprott, Inc. (Canada)	Morgan Stanley	3	106	102	(4)
T Rowe Price Group, Inc.	Morgan Stanley	36	4,494	4,616	122
Waddell & Reed Financial, Inc., Class A	Morgan Stanley	116	1,687	1,723	36

		2,246	292,903	285,998	(6,882)

Energy
Antero Midstream Corp.	Morgan Stanley	1,966	10,840	10,557	(282)
Cactus, Inc., Class A	Morgan Stanley	25	548	480	(68)
Canadian Natural Resources Ltd. (Canada)	Morgan Stanley	17,688	343,474	283,185	(55,790)
Clean Energy Fuels Corp.	Morgan Stanley	1,591	4,227	3,946	(281)
Concho Resources, Inc.	Morgan Stanley	29	1,256	1,279	24
ConocoPhillips	Morgan Stanley	4,530	157,279	148,765	(8,514)
Core Laboratories NV (Netherlands)	Morgan Stanley	2	31	31	(1)
Crescent Point Energy Corp. (Canada)	Morgan Stanley	63	78	77	(1)
CVR Energy, Inc.	Morgan Stanley	2,271	37,085	28,115	(9,208)
DHT Holdings, Inc. (Marshall Islands)	Morgan Stanley	12,765	66,485	65,867	(617)
DMC Global, Inc.	Morgan Stanley	1,392	50,502	45,852	(4,701)
EOG Resources, Inc.	Morgan Stanley	12,784	557,311	459,457	(97,854)
Halliburton Co.	Morgan Stanley	420	5,276	5,061	(215)
HollyFrontier Corp.	Morgan Stanley	553	12,246	10,900	(1,346)
Kinder Morgan, Inc.	Morgan Stanley	8,045	111,343	99,195	(12,148)
Kosmos Energy Ltd.	Morgan Stanley	55,507	80,485	54,153	(26,551)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Magnolia Oil & Gas Corp., Class A	Morgan Stanley	4,928	$29,814	$25,478	$(4,352)
Murphy Oil Corp.	Morgan Stanley	12,370	163,441	110,340	(53,101)
Nordic American Tankers Ltd. (Bermuda)	Morgan Stanley	41,186	164,698	143,739	(20,959)
Patterson-UTI Energy, Inc.	Morgan Stanley	76	220	217	1
Phillips 66	Morgan Stanley	161	8,712	8,346	(366)
Schlumberger NV (Curacao)	Morgan Stanley	142	2,290	2,210	(80)
World Fuel Services Corp.	Morgan Stanley	711	18,450	15,066	(3,315)

		179,205	1,826,091	1,522,316	(299,725)

Food & Staples Retailing
BJ’s Wholesale Club Holdings, Inc.	Morgan Stanley	743	31,183	30,872	(311)
Casey’s General Stores, Inc.	Morgan Stanley	116	20,323	20,607	284
Costco Wholesale Corp.	Morgan Stanley	21	7,400	7,455	55
Kroger Co. (The)	Morgan Stanley	418	13,974	14,174	200
SpartanNash Co.	Morgan Stanley	1,842	37,245	30,117	(6,766)
Sprouts Farmers Market, Inc.	Morgan Stanley	39	840	816	(24)
Sysco Corp.	Morgan Stanley	12	737	747	10
US Foods Holding Corp.	Morgan Stanley	562	14,233	12,488	(1,746)
Walgreens Boots Alliance, Inc.	Morgan Stanley	426	15,529	15,302	(227)
Walmart, Inc.	Morgan Stanley	65	8,863	9,094	264
Weis Markets, Inc.	Morgan Stanley	379	18,825	18,192	(636)

		4,623	169,152	159,864	(8,897)

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	110	4,257	4,250	(6)
Archer-Daniels-Midland Co.	Morgan Stanley	12	546	558	12
B&G Foods, Inc.	Morgan Stanley	3,325	99,353	92,335	(5,473)
Brown-Forman Corp., Class B	Morgan Stanley	1	75	75	—
Coca-Cola Co. (The)	Morgan Stanley	219	10,811	10,812	(30)
Coca-Cola Consolidated, Inc.	Morgan Stanley	190	52,503	45,729	(6,774)
Conagra Brands, Inc.	Morgan Stanley	179	6,207	6,392	185
Constellation Brands, Inc., Class A	Morgan Stanley	12	2,211	2,274	63
Flowers Foods, Inc.	Morgan Stanley	1,061	25,863	25,814	(51)
Fresh Del Monte Produce, Inc. (Cayman Islands)	Morgan Stanley	634	14,695	14,531	(164)
General Mills, Inc.	Morgan Stanley	1,148	70,120	70,809	689
JM Smucker Co. (The)	Morgan Stanley	228	26,264	26,339	75
John B. Sanfilippo & Son, Inc.	Morgan Stanley	313	25,184	23,594	(1,610)
Kellogg Co.	Morgan Stanley	466	32,474	30,099	(2,375)
Kraft Heinz Co. (The)	Morgan Stanley	3,405	115,167	101,980	(13,188)
McCormick & Co., Inc., non-voting shares	Morgan Stanley	28	5,341	5,435	94
Molson Coors Beverage Co., Class B	Morgan Stanley	844	31,811	28,325	(3,486)
Monster Beverage Corp.	Morgan Stanley	71	5,598	5,694	96
National Beverage Corp.	Morgan Stanley	4	282	272	(10)
PepsiCo, Inc.	Morgan Stanley	50	6,604	6,930	326
Philip Morris International, Inc.	Morgan Stanley	55	4,163	4,124	(227)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Food, Beverage & Tobacco — (continued)
Tootsie Roll Industries, Inc.	Morgan Stanley	445	$14,173	$13,750	$(435)
TreeHouse Foods, Inc.	Morgan Stanley	6,011	257,331	243,626	(13,889)
Turning Point Brands, Inc.	Morgan Stanley	1	29	28	(1)
Tyson Foods, Inc., Class A	Morgan Stanley	4,347	271,448	258,559	(12,888)

		23,159	1,082,510	1,022,334	(59,067)

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	218	22,952	23,725	775
Addus HomeCare Corp.	Morgan Stanley	5	461	473	12
Allscripts Healthcare Solutions, Inc.	Morgan Stanley	7,835	70,044	63,777	(6,267)
AMN Healthcare Services, Inc.	Morgan Stanley	409	22,808	23,910	1,113
Anthem, Inc.	Morgan Stanley	2	501	537	36
Centene Corp.	Morgan Stanley	85	4,950	4,958	8
Cerner Corp.	Morgan Stanley	62	4,228	4,482	308
Cigna Corp.	Morgan Stanley	387	70,179	65,562	(4,816)
CVS Health Corp.	Morgan Stanley	37	2,119	2,161	42
Danaher Corp.	Morgan Stanley	173	34,765	37,252	2,534
DENTSPLY SIRONA, Inc.	Morgan Stanley	11	481	481	—
DexCom, Inc.	Morgan Stanley	52	21,828	21,436	(2,960)
Ensign Group, Inc. (The)	Morgan Stanley	240	14,215	13,694	(514)
Globus Medical, Inc., Class A	Morgan Stanley	171	8,452	8,468	16
Hanger, Inc.	Morgan Stanley	3	50	47	(2)
HCA Healthcare, Inc.	Morgan Stanley	49	5,860	6,109	249
HealthStream, Inc.	Morgan Stanley	5	101	100	(1)
Hill-Rom Holdings, Inc.	Morgan Stanley	105	8,717	8,769	57
HMS Holdings Corp.	Morgan Stanley	65	1,566	1,557	(9)
Hologic, Inc.	Morgan Stanley	1,157	69,129	76,906	9,469
Humana, Inc.	Morgan Stanley	440	188,068	182,112	(5,902)
IDEXX Laboratories, Inc.	Morgan Stanley	36	13,049	14,152	1,103
Intuitive Surgical, Inc.	Morgan Stanley	20	13,940	14,191	223
iRhythm Technologies, Inc.	Morgan Stanley	200	43,681	47,622	3,941
McKesson Corp.	Morgan Stanley	224	34,432	33,360	(1,072)
MEDNAX, Inc.	Morgan Stanley	147	2,587	2,393	(194)
Medtronic PLC (Ireland)	Morgan Stanley	31	3,209	3,222	31
Molina Healthcare, Inc.	Morgan Stanley	44	7,167	8,054	887
Natus Medical, Inc.	Morgan Stanley	5,129	93,143	87,860	(5,324)
Neogen Corp.	Morgan Stanley	15	1,143	1,174	31
NextGen Healthcare, Inc.	Morgan Stanley	5	66	64	(2)
Omnicell, Inc.	Morgan Stanley	1,223	83,055	91,309	8,392
Owens & Minor, Inc.	Morgan Stanley	602	9,807	15,116	6,130
Providence Service Corp. (The)	Morgan Stanley	65	5,946	6,039	93
Quidel Corp.	Morgan Stanley	857	144,270	188,009	52,895
ResMed, Inc.	Morgan Stanley	390	71,201	66,858	(4,343)
Teladoc Health, Inc.	Morgan Stanley	62	12,542	13,593	1,051
Teleflex, Inc.	Morgan Stanley	1	340	340	13
Tivity Health, Inc.	Morgan Stanley	5	71	70	(1)
UnitedHealth Group, Inc.	Morgan Stanley	17	5,000	5,300	300

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
Vapotherm, Inc.	Morgan Stanley	1,571	$48,874	$45,559	$(3,515)
Varian Medical Systems, Inc.	Morgan Stanley	117	20,349	20,124	(225)
West Pharmaceutical Services, Inc.	Morgan Stanley	13	3,425	3,574	149

		22,285	1,168,771	1,214,499	54,711

Household & Personal Products
Central Garden & Pet Co., Class A	Morgan Stanley	157	5,745	5,674	(71)
Church & Dwight Co., Inc.	Morgan Stanley	35	3,203	3,280	77
Clorox Co. (The)	Morgan Stanley	337	74,778	70,827	(3,950)
Colgate-Palmolive Co.	Morgan Stanley	40	3,026	3,086	60
Procter & Gamble Co. (The)	Morgan Stanley	75	10,278	10,424	148
Spectrum Brands Holdings, Inc.	Morgan Stanley	685	40,708	39,155	(1,553)

		1,329	137,738	132,446	(5,289)

Materials
Amcor PLC (Jersey)	Morgan Stanley	3,754	41,474	41,482	24
Ashland Global Holdings, Inc.	Morgan Stanley	3	206	213	12
Boise Cascade Co.	Morgan Stanley	11	429	439	10
Carpenter Technology Corp.	Morgan Stanley	1,924	41,138	34,940	(6,198)
Century Aluminum Co.	Morgan Stanley	744	7,301	5,297	(2,004)
Chase Corp.	Morgan Stanley	1	96	95	—
Compass Minerals International, Inc.	Morgan Stanley	13	736	772	36
Dow, Inc.	Morgan Stanley	374	18,083	17,597	(488)
Forterra, Inc.	Morgan Stanley	1	11	12	1
Freeport-McMoRan, Inc.	Morgan Stanley	19	289	297	8
FutureFuel Corp.	Morgan Stanley	2	22	23	1
Golden Star Resources Ltd. (Canada)	Morgan Stanley	146	657	629	(28)
Hecla Mining Co.	Morgan Stanley	6,093	34,424	30,952	(3,472)
IAMGOLD Corp. (Canada)	Morgan Stanley	879	3,348	3,367	19
Innospec, Inc.	Morgan Stanley	753	57,635	47,680	(9,955)
Kaiser Aluminum Corp.	Morgan Stanley	1,705	109,597	91,371	(18,290)
Kinross Gold Corp. (Canada)	Morgan Stanley	3,059	26,859	26,980	122
Kraton Corp.	Morgan Stanley	1,205	17,882	21,473	3,742
Linde PLC (Ireland)	Morgan Stanley	20	4,697	4,763	65
Minerals Technologies, Inc.	Morgan Stanley	489	24,714	24,988	298
New Gold, Inc. (Canada)	Morgan Stanley	2,780	4,768	4,726	(42)
NewMarket Corp.	Morgan Stanley	504	187,735	172,529	(14,399)
Newmont Corp.	Morgan Stanley	1,582	104,467	100,378	(3,901)
Nucor Corp.	Morgan Stanley	72	3,253	3,230	(14)
Nutrien Ltd. (Canada)	Morgan Stanley	269	10,046	10,553	610
O-I Glass, Inc.	Morgan Stanley	506	5,616	5,359	(257)
Pan American Silver Corp. (Canada)	Morgan Stanley	63	1,967	2,025	58
PPG Industries, Inc.	Morgan Stanley	204	24,992	24,904	(88)
Pretium Resources, Inc. (Canada)	Morgan Stanley	79	996	1,014	18
Sealed Air Corp.	Morgan Stanley	3	113	116	4
Sonoco Products Co.	Morgan Stanley	33	1,646	1,685	39
Stepan Co.	Morgan Stanley	3	329	327	(2)
Tredegar Corp.	Morgan Stanley	2	30	30	—

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
Vulcan Materials Co.	Morgan Stanley	148	$18,054	$20,060	$2,479
Wheaton Precious Metals Corp. (Canada)	Morgan Stanley	158	7,623	7,753	129
Worthington Industries, Inc.	Morgan Stanley	44	1,749	1,794	46
Yamana Gold, Inc. (Canada)	Morgan Stanley	862	4,842	4,896	66

		28,507	767,824	714,749	(51,351)

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	123	9,923	9,957	34
Alphabet, Inc., Class A	Morgan Stanley	18	25,995	26,381	386
ANGI Homeservices, Inc., Class A	Morgan Stanley	426	4,374	4,726	352
Cargurus, Inc.	Morgan Stanley	1,944	48,160	42,049	(6,111)
Charter Communications, Inc., Class A .	Morgan Stanley	12	7,369	7,492	123
Discovery, Inc., Class A	Morgan Stanley	2,698	58,813	58,735	(78)
DISH Network Corp., Class A	Morgan Stanley	1,018	32,202	29,553	(2,650)
Electronic Arts, Inc.	Morgan Stanley	568	73,337	74,073	736
Facebook, Inc., Class A	Morgan Stanley	103	25,332	26,976	1,644
Fox Corp., Class A	Morgan Stanley	86	2,238	2,393	193
Gray Television, Inc.	Morgan Stanley	854	12,255	11,760	(512)
John Wiley & Sons, Inc., Class A	Morgan Stanley	67	2,195	2,125	(70)
Lions Gate Entertainment Corp., Class B (Canada)	Morgan Stanley	1,856	15,960	16,184	224
Match Group, Inc.	Morgan Stanley	44	4,556	4,869	330
MSG Networks, Inc., Class A	Morgan Stanley	9,633	93,825	92,188	(1,637)
Netflix, Inc.	Morgan Stanley	86	42,233	43,003	769
New York Times Co. (The), Class A	Morgan Stanley	278	12,095	11,896	(199)
News Corp., Class A	Morgan Stanley	23	333	322	(10)
Omnicom Group, Inc.	Morgan Stanley	41	2,037	2,029	(5)
Pinterest, Inc., Class A	Morgan Stanley	547	21,744	22,706	962
Sirius XM Holdings, Inc.	Morgan Stanley	1,852	9,482	9,927	437
Take-Two Interactive Software, Inc.	Morgan Stanley	285	46,699	47,088	389
TEGNA, Inc.	Morgan Stanley	1	12	12	—
Twitter, Inc.	Morgan Stanley	101	4,239	4,494	239
Walt Disney Co. (The)	Morgan Stanley	862	113,786	106,957	(6,829)
Zillow Group, Inc., Class C	Morgan Stanley	331	28,096	33,626	5,530
Zynga, Inc., Class A	Morgan Stanley	4,783	43,363	43,621	378

		28,640	740,653	735,142	(5,375)

Pharmaceuticals, Biotechnology & Life Sciences
Agilent Technologies, Inc.	Morgan Stanley	515	51,243	51,984	741
Biogen, Inc.	Morgan Stanley	19	5,165	5,390	225
Bristol Myers Squibb Co.	Morgan Stanley	288	16,946	17,364	417
Catalent, Inc.	Morgan Stanley	63	5,266	5,397	131
Charles River Laboratories International, Inc.	Morgan Stanley	11	2,333	2,491	158
Corcept Therapeutics, Inc.	Morgan Stanley	946	17,734	16,465	(1,418)
Denali Therapeutics, Inc.	Morgan Stanley	59	2,079	2,114	35
Elanco Animal Health, Inc.	Morgan Stanley	984	26,545	27,483	938

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Emergent BioSolutions, Inc.	Morgan Stanley	174	$17,855	$17,979	$125
Gilead Sciences, Inc.	Morgan Stanley	77	4,800	4,866	66
Horizon Therapeutics PLC (Ireland)	Morgan Stanley	13	923	1,010	87
Illumina, Inc.	Morgan Stanley	31	8,538	9,581	1,043
Innoviva, Inc.	Morgan Stanley	7,076	84,579	73,944	(10,635)
Ironwood Pharmaceuticals, Inc.	Morgan Stanley	19	174	171	(3)
Johnson & Johnson	Morgan Stanley	92	13,383	13,697	314
Kura Oncology, Inc.	Morgan Stanley	35	1,039	1,072	34
Luminex Corp.	Morgan Stanley	601	15,609	15,776	219
Merck & Co., Inc.	Morgan Stanley	109	9,070	9,042	(28)
Mylan NV (Netherlands)	Morgan Stanley	39	563	578	16
Natera, Inc.	Morgan Stanley	24	1,710	1,734	24
Neurocrine Biosciences, Inc.	Morgan Stanley	121	11,874	11,635	(239)
PerkinElmer, Inc.	Morgan Stanley	1	114	126	11
Pfizer, Inc.	Morgan Stanley	487	17,517	17,873	289
Prestige Consumer Healthcare, Inc.	Morgan Stanley	2,481	90,656	90,358	(301)
Regeneron Pharmaceuticals, Inc.	Morgan Stanley	19	10,638	10,636	(19)
Sage Therapeutics, Inc.	Morgan Stanley	42	2,515	2,567	52
Sorrento Therapeutics, Inc.	Morgan Stanley	1,129	11,586	12,588	1,002
Thermo Fisher Scientific, Inc.	Morgan Stanley	11	4,638	4,857	225
Trillium Therapeutics, Inc. (Canada)	Morgan Stanley	92	1,254	1,307	53
United Therapeutics Corp.	Morgan Stanley	34	3,411	3,434	23
Vanda Pharmaceuticals, Inc.	Morgan Stanley	12	113	116	3
Waters Corp.	Morgan Stanley	17	3,335	3,326	(9)
Zoetis, Inc.	Morgan Stanley	196	32,069	32,412	343

		15,817	475,274	469,373	(6,078)

Retailing
1-800-Flowers.com, Inc., Class A	Morgan Stanley	785	22,010	19,578	(2,432)
Aaron’s, Inc.	Morgan Stanley	88	4,950	4,985	38
Abercrombie & Fitch Co., Class A	Morgan Stanley	4,236	59,761	59,007	(754)
Advance Auto Parts, Inc.	Morgan Stanley	1,016	158,197	155,956	(2,178)
Amazon.com, Inc.	Morgan Stanley	4	11,890	12,595	705
Asbury Automotive Group, Inc.	Morgan Stanley	33	3,141	3,216	74
At Home Group, Inc.	Morgan Stanley	2,364	38,277	35,129	(3,148)
AutoNation, Inc.	Morgan Stanley	24	1,231	1,270	39
AutoZone, Inc.	Morgan Stanley	19	21,865	22,375	510
Best Buy Co., Inc.	Morgan Stanley	17	1,795	1,892	96
Big Lots, Inc.	Morgan Stanley	61	2,817	2,721	(81)
Booking Holdings, Inc.	Morgan Stanley	50	83,489	85,534	2,045
Buckle, Inc. (The)	Morgan Stanley	500	10,441	10,195	(246)
Camping World Holdings, Inc., Class A .	Morgan Stanley	59	1,689	1,755	66
CarParts.Com, Inc.	Morgan Stanley	1,883	22,489	20,355	(2,134)
Core-Mark Holding Co., Inc.	Morgan Stanley	1	30	29	1,992
Dick’s Sporting Goods, Inc.	Morgan Stanley	128	7,364	7,409	44
eBay, Inc.	Morgan Stanley	187	9,129	9,743	524

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
Etsy, Inc.	Morgan Stanley	1,461	$174,882	$177,701	$4,127
Foot Locker, Inc.	Morgan Stanley	1,986	64,454	65,598	1,143
Gap, Inc. (The)	Morgan Stanley	2,898	49,975	49,353	(903)
Genuine Parts Co.	Morgan Stanley	13	1,255	1,237	(20)
Hibbett Sports, Inc.	Morgan Stanley	187	6,645	7,334	689
Home Depot, Inc. (The)	Morgan Stanley	54	14,536	14,996	460
L Brands, Inc.	Morgan Stanley	326	9,646	10,370	821
Lithia Motors, Inc., Class A	Morgan Stanley	51	11,675	11,625	(50)
Lowe’s Cos., Inc.	Morgan Stanley	15	2,343	2,488	145
Lumber Liquidators Holdings, Inc.	Morgan Stanley	1,942	43,462	42,821	(701)
Macy’s, Inc.	Morgan Stanley	19,058	135,187	108,631	(26,556)
MarineMax, Inc.	Morgan Stanley	502	14,552	12,886	(1,738)
Michaels Cos., Inc. (The)	Morgan Stanley	612	5,995	5,909	(86)
O’Reilly Automotive, Inc.	Morgan Stanley	1	445	461	16
Pool Corp.	Morgan Stanley	53	16,405	17,731	1,465
Qurate Retail, Inc., Series A	Morgan Stanley	1,100	7,841	7,898	57
Ross Stores, Inc.	Morgan Stanley	71	6,349	6,626	298
Shoe Carnival, Inc.	Morgan Stanley	56	2,065	1,880	(185)
Shutterstock, Inc.	Morgan Stanley	332	16,865	17,277	417
Sportsman’s Warehouse Holdings, Inc.	Morgan Stanley	170	2,521	2,433	(89)
Stamps.com, Inc.	Morgan Stanley	9	1,989	2,168	136
Target Corp.	Morgan Stanley	73	10,927	11,492	564
Urban Outfitters, Inc.	Morgan Stanley	946	20,533	19,686	(847)
Williams-Sonoma, Inc.	Morgan Stanley	1	87	90	44
Zumiez, Inc.	Morgan Stanley	89	2,575	2,476	(99)

		43,461	1,083,774	1,054,911	(25,732)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	Morgan Stanley	42	3,170	3,444	273
Amkor Technology, Inc.	Morgan Stanley	78	937	874	(63)
Applied Materials, Inc.	Morgan Stanley	181	10,542	10,760	218
Axcelis Technologies, Inc.	Morgan Stanley	2,030	49,052	44,660	(4,392)
Broadcom, Inc.	Morgan Stanley	336	121,910	122,412	1,305
First Solar, Inc.	Morgan Stanley	609	40,758	40,316	(442)
Intel Corp.	Morgan Stanley	3,482	176,561	180,298	4,034
KLA Corp.	Morgan Stanley	27	4,793	5,231	438
Lam Research Corp.	Morgan Stanley	28	9,176	9,289	(1)
MACOM Technology Solutions Holdings, Inc.	Morgan Stanley	2,784	102,618	94,684	(7,935)
Marvell Technology Group Ltd. (Bermuda)	Morgan Stanley	2,192	86,484	87,022	483
Maxim Integrated Products, Inc.	Morgan Stanley	62	4,056	4,192	136
Microchip Technology, Inc.	Morgan Stanley	13	1,283	1,336	53
MKS Instruments, Inc.	Morgan Stanley	134	16,152	14,637	(1,541)
Monolithic Power Systems, Inc.	Morgan Stanley	104	28,099	29,079	895
NVIDIA Corp.	Morgan Stanley	33	16,270	17,860	1,632
Photronics, Inc.	Morgan Stanley	1,158	12,101	11,534	(591)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Semiconductors & Semiconductor Equipment — (continued)
Power Integrations, Inc.	Morgan Stanley	21	$1,169	$1,163	$(6)
Qorvo, Inc.	Morgan Stanley	2	257	258	1
Skyworks Solutions, Inc.	Morgan Stanley	23	3,116	3,346	230

		13,339	688,504	682,395	(5,273)

Software & Services
A10 Networks, Inc.	Morgan Stanley	164	1,186	1,045	(142)
Accenture PLC, Class A (Ireland)	Morgan Stanley	34	7,516	7,684	168
ACI Worldwide, Inc.	Morgan Stanley	1,849	53,596	48,314	(5,282)
Agilysys, Inc.	Morgan Stanley	86	2,176	2,078	(99)
Alarm.com Holdings, Inc.	Morgan Stanley	21	1,145	1,160	15
Anaplan, Inc.	Morgan Stanley	633	38,692	39,613	921
Automatic Data Processing, Inc.	Morgan Stanley	13	1,712	1,813	101
Blackbaud, Inc.	Morgan Stanley	65	3,705	3,629	(76)
Broadridge Financial Solutions, Inc.	Morgan Stanley	148	19,364	19,536	174
CACI International, Inc., Class A	Morgan Stanley	55	11,855	11,724	(131)
Cadence Design Systems, Inc.	Morgan Stanley	82	8,267	8,744	518
CGI, Inc. (Canada)	Morgan Stanley	470	34,356	31,852	(2,504)
Citrix Systems, Inc.	Morgan Stanley	17	2,286	2,341	55
Cornerstone OnDemand, Inc.	Morgan Stanley	2,709	94,273	98,499	4,301
Crowdstrike Holdings, Inc., Class A	Morgan Stanley	119	16,529	16,341	(188)
CSG Systems International, Inc.	Morgan Stanley	945	40,063	38,698	(1,148)
Evo Payments, Inc., Class A	Morgan Stanley	3	76	75	(1)
Fiserv, Inc.	Morgan Stanley	352	36,232	36,274	54
FleetCor Technologies, Inc.	Morgan Stanley	2	463	476	13
Fortinet, Inc.	Morgan Stanley	4	463	471	9
Globant SA (Luxembourg)	Morgan Stanley	92	15,793	16,488	892
GoDaddy, Inc., Class A	Morgan Stanley	182	13,374	13,827	453
Guidewire Software, Inc.	Morgan Stanley	182	19,727	18,977	(750)
International Business Machines Corp.	Morgan Stanley	58	6,986	7,057	71
International Money Express, Inc.	Morgan Stanley	7	105	101	(5)
Intuit, Inc.	Morgan Stanley	430	145,140	140,270	(6,199)
Jack Henry & Associates, Inc.	Morgan Stanley	559	91,872	90,888	(752)
Mastercard, Inc., Class A	Morgan Stanley	19	6,223	6,425	202
Microsoft Corp.	Morgan Stanley	129	26,096	27,133	1,037
Mobileiron, Inc.	Morgan Stanley	24	169	168	—
NIC, Inc.	Morgan Stanley	10	196	197	1
NortonLifeLock, Inc.	Morgan Stanley	202	4,286	4,210	(76)
Oracle Corp.	Morgan Stanley	90	5,335	5,373	39
Paychex, Inc.	Morgan Stanley	1	76	80	4
PayPal Holdings, Inc.	Morgan Stanley	168	30,312	33,101	4,092
Perspecta, Inc.	Morgan Stanley	892	18,331	17,349	(1,063)
Progress Software Corp.	Morgan Stanley	5	177	183	7
PTC, Inc.	Morgan Stanley	31	2,556	2,564	9
QAD, Inc., Class A	Morgan Stanley	4	166	169	3
Sailpoint Technologies Holding, Inc.	Morgan Stanley	182	7,049	7,202	152

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
salesforce.com, Inc.	Morgan Stanley	61	$15,383	$15,331	$(425)
SecureWorks Corp., Class A	Morgan Stanley	5	59	57	(2)
ServiceNow, Inc.	Morgan Stanley	11	5,061	5,335	291
SPS Commerce, Inc.	Morgan Stanley	7	504	545	41
Synopsys, Inc.	Morgan Stanley	59	11,960	12,625	665
Teradata Corp.	Morgan Stanley	242	5,536	5,493	(90)
VeriSign, Inc.	Morgan Stanley	8	1,591	1,639	48
Virtusa Corp.	Morgan Stanley	9	356	442	86
Visa, Inc., Class A	Morgan Stanley	43	8,456	8,599	135
Western Union Co. (The)	Morgan Stanley	33	714	707	(7)
WEX, Inc.	Morgan Stanley	2	283	278	(5)
Workday, Inc., Class A	Morgan Stanley	536	124,281	115,310	(8,972)
Workiva, Inc.	Morgan Stanley	214	12,033	11,933	(86)
Xperi Holding Corp.	Morgan Stanley	1,751	21,082	20,119	(1,046)

		14,019	975,223	960,542	(14,492)

Technology Hardware & Equipment
Avnet, Inc.	Morgan Stanley	3,781	104,015	97,701	(5,595)
Belden, Inc.	Morgan Stanley	1,659	58,330	51,628	(6,721)
CDW Corp.	Morgan Stanley	17	1,874	2,032	158
Celestica, Inc. (Canada)	Morgan Stanley	53	428	366	(63)
Ciena Corp.	Morgan Stanley	84	3,320	3,334	14
Cisco Systems, Inc.	Morgan Stanley	137	5,353	5,396	40
CommScope Holding Co., Inc.	Morgan Stanley	6,112	65,106	55,008	(10,097)
Corning, Inc.	Morgan Stanley	170	5,289	5,510	221
EchoStar Corp., Class A	Morgan Stanley	5,682	166,937	141,425	(26,661)
FLIR Systems, Inc.	Morgan Stanley	5,313	196,050	190,471	(5,722)
HP, Inc.	Morgan Stanley	462	8,733	8,773	82
InterDigital, Inc.	Morgan Stanley	23	1,341	1,312	(29)
Jabil, Inc.	Morgan Stanley	210	7,094	7,195	(144)
Juniper Networks, Inc.	Morgan Stanley	145	3,114	3,118	3
Knowles Corp.	Morgan Stanley	2,031	30,257	30,262	9
Lumentum Holdings, Inc.	Morgan Stanley	77	5,566	5,785	172
NCR Corp.	Morgan Stanley	4,618	92,545	102,243	10,062
NetApp, Inc.	Morgan Stanley	101	4,177	4,428	250
NETGEAR, Inc.	Morgan Stanley	108	3,418	3,329	(89)
OSI Systems, Inc.	Morgan Stanley	1,059	83,396	82,189	(1,229)
PC Connection, Inc.	Morgan Stanley	7	285	287	2
Sanmina Corp.	Morgan Stanley	7	187	189	3
Seagate Technology PLC (Ireland)	Morgan Stanley	1,285	62,411	63,312	1,723
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	10	937	977	40
Trimble, Inc.	Morgan Stanley	70	3,369	3,409	40
Ubiquiti, Inc.	Morgan Stanley	1	160	167	7
Vishay Intertechnology, Inc.	Morgan Stanley	509	8,172	7,925	(260)
Western Digital Corp.	Morgan Stanley	74	2,773	2,705	(68)
Xerox Holdings Corp.	Morgan Stanley	6,610	123,871	124,070	1,882

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Technology Hardware & Equipment — (continued)
Zebra Technologies Corp., Class A	Morgan Stanley	45	$11,395	$11,361	$(97)

		40,460	1,059,903	1,015,907	(42,067)

Telecommunication Services
AT&T, Inc.	Morgan Stanley	3,936	116,404	112,215	(4,460)
CenturyLink, Inc.	Morgan Stanley	312	3,261	3,148	(113)
Iridium Communications, Inc.	Morgan Stanley	74	2,002	1,893	(109)
Verizon Communications, Inc.	Morgan Stanley	132	7,820	7,853	6
Vonage Holdings Corp.	Morgan Stanley	261	2,650	2,670	12

		4,715	132,137	127,779	(4,664)

Transportation
Alaska Air Group, Inc.	Morgan Stanley	1,611	67,996	59,011	(9,260)
ArcBest Corp.	Morgan Stanley	3,931	132,946	122,097	(10,894)
Atlas Air Worldwide Holdings, Inc.	Morgan Stanley	1,192	68,282	72,593	4,383
CSX Corp.	Morgan Stanley	558	42,241	43,340	1,099
FedEx Corp.	Morgan Stanley	222	55,445	55,837	392
JB Hunt Transport Services, Inc.	Morgan Stanley	26	3,415	3,286	(129)
Marten Transport Ltd.	Morgan Stanley	40	654	653	(1)
Norfolk Southern Corp.	Morgan Stanley	16	3,442	3,424	(18)
Old Dominion Freight Line, Inc.	Morgan Stanley	30	5,419	5,428	9
Schneider National, Inc., Class B	Morgan Stanley	36	912	890	(22)
Werner Enterprises, Inc.	Morgan Stanley	86	3,689	3,611	(78)

		7,748	384,441	370,170	(14,519)

Utilities
American Water Works Co., Inc.	Morgan Stanley	24	3,391	3,477	87
CenterPoint Energy, Inc.	Morgan Stanley	553	11,196	10,701	(496)
Dominion Energy, Inc.	Morgan Stanley	17	1,311	1,342	32
Duke Energy Corp.	Morgan Stanley	233	18,964	20,634	1,670
Evergy, Inc.	Morgan Stanley	838	44,118	42,587	(1,552)
Exelon Corp.	Morgan Stanley	108	3,850	3,862	12
FirstEnergy Corp.	Morgan Stanley	1,598	45,665	45,879	214
MDU Resources Group, Inc.	Morgan Stanley	313	7,231	7,043	(156)
National Fuel Gas Co.	Morgan Stanley	1,731	77,537	70,261	(6,511)
NiSource, Inc.	Morgan Stanley	1,346	29,806	29,612	(194)
Northwest Natural Holding Co.	Morgan Stanley	344	17,152	15,614	(1,652)
NRG Energy, Inc.	Morgan Stanley	63	1,842	1,937	95
OGE Energy Corp.	Morgan Stanley	9	258	270	12
PPL Corp.	Morgan Stanley	12,441	341,080	338,520	2,530

		19,618	603,401	591,739	(5,909)

Total Reference Entity — Long			15,113,324	14,394,212	(688,001)

Short
Automobiles & Components
Aptiv PLC (Jersey)	Morgan Stanley	(4,063)	(351,254)	(372,496)	(21,328)
Dorman Products, Inc.	Morgan Stanley	(735)	(64,702)	(66,429)	(1,767)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Automobiles & Components — (continued)
Fiat Chrysler Automobiles NV (Netherlands)	Morgan Stanley	(19,748)	$(223,292)	$(241,321)	$(18,101)
Ford Motor Co.	Morgan Stanley	(32,234)	(223,156)	(214,678)	11,196
Fox Factory Holding Corp.	Morgan Stanley	(2,967)	(298,320)	(220,537)	80,366
Goodyear Tire & Rubber Co. (The)	Morgan Stanley	(18,904)	(179,447)	(144,994)	34,409
LCI Industries	Morgan Stanley	(2,103)	(241,981)	(223,528)	16,927
Lear Corp.	Morgan Stanley	(345)	(41,540)	(37,622)	4,026

		(81,099)	(1,623,692)	(1,521,605)	105,728

Capital Goods
AAON, Inc.	Morgan Stanley	(9)	(548)	(542)	6
Allison Transmission Holdings, Inc.	Morgan Stanley	(733)	(27,210)	(25,758)	1,412
American Woodmark Corp.	Morgan Stanley	(210)	(17,786)	(16,493)	1,288
Armstrong World Industries, Inc.	Morgan Stanley	(1,959)	(143,520)	(134,799)	8,686
Astec Industries, Inc.	Morgan Stanley	(1,602)	(86,348)	(86,909)	(583)
Axon Enterprise, Inc.	Morgan Stanley	(2,358)	(202,515)	(213,871)	(11,441)
Beacon Roofing Supply, Inc.	Morgan Stanley	(2,126)	(74,803)	(66,055)	9,034
Boeing Co. (The)	Morgan Stanley	(3,850)	(659,160)	(636,251)	21,578
Carrier Global Corp.	Morgan Stanley	(1,791)	(53,525)	(54,697)	(1,333)
Caterpillar, Inc.	Morgan Stanley	(1,787)	(267,942)	(266,531)	226
Construction Partners, Inc., Class A	Morgan Stanley	(1,800)	(34,110)	(32,760)	1,351
Cubic Corp.	Morgan Stanley	(879)	(42,227)	(51,131)	(9,252)
EnerSys	Morgan Stanley	(2,016)	(147,556)	(135,314)	12,053
Graco, Inc.	Morgan Stanley	(571)	(34,457)	(35,031)	(582)
Helios Technologies, Inc.	Morgan Stanley	(955)	(40,759)	(34,762)	6,059
Hillenbrand, Inc.	Morgan Stanley	(4,476)	(143,469)	(126,939)	15,664
Hyster-Yale Materials Handling, Inc.	Morgan Stanley	(1,088)	(44,336)	(40,419)	3,934
Ingersoll Rand, Inc.	Morgan Stanley	(7,322)	(263,252)	(260,663)	2,109
Jacobs Engineering Group, Inc.	Morgan Stanley	(3,289)	(299,289)	(305,121)	(6,358)
Johnson Controls International PLC (Ireland)	Morgan Stanley	(1,347)	(57,464)	(55,025)	1,933
Kennametal, Inc.	Morgan Stanley	(8,002)	(237,365)	(231,578)	5,697
Kratos Defense & Security Solutions, Inc.	Morgan Stanley	(6,872)	(137,618)	(132,492)	5,075
Maxar Technologies, Inc.	Morgan Stanley	(1,468)	(38,021)	(36,612)	1,412
Mercury Systems, Inc.	Morgan Stanley	(394)	(30,405)	(30,519)	(122)
Meritor, Inc.	Morgan Stanley	(7,668)	(178,439)	(160,568)	17,828
Mueller Water Products, Inc., Class A	Morgan Stanley	(13,125)	(143,795)	(136,369)	7,451
Navistar International Corp.	Morgan Stanley	(1,629)	(61,621)	(70,927)	(9,320)
Nordson Corp.	Morgan Stanley	(677)	(131,774)	(129,862)	1,880
NV5 Global, Inc.	Morgan Stanley	(1,526)	(79,413)	(80,527)	(1,249)
Patrick Industries, Inc.	Morgan Stanley	(1,650)	(98,196)	(94,908)	3,264
PGT Innovations, Inc.	Morgan Stanley	(2,584)	(49,170)	(45,272)	3,899
Proto Labs, Inc.	Morgan Stanley	(2,248)	(341,490)	(291,116)	51,203
Raven Industries, Inc.	Morgan Stanley	(847)	(21,937)	(18,227)	3,804
Raytheon Technologies Corp.	Morgan Stanley	(2,982)	(186,676)	(171,584)	19,037
Resideo Technologies, Inc.	Morgan Stanley	(12,304)	(169,940)	(135,344)	35,052

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
REV Group, Inc.	Morgan Stanley	(4,149)	$(33,209)	$(32,736)	$465
Rockwell Automation, Inc.	Morgan Stanley	(163)	(38,680)	(35,971)	3,561
Sensata Technologies Holding PLC (United Kingdom)	Morgan Stanley	(2,176)	(93,229)	(93,873)	(765)
Spirit AeroSystems Holdings, Inc., Class A	Morgan Stanley	(19,038)	(390,752)	(360,008)	31,334
Stanley Black & Decker, Inc.	Morgan Stanley	(3,450)	(562,329)	(559,590)	2,602
Sunrun, Inc.	Morgan Stanley	(2,854)	(166,303)	(219,958)	(65,887)
Systemax, Inc.	Morgan Stanley	(3)	(67)	(72)	(5)
Textainer Group Holdings Ltd. (Bermuda)	Morgan Stanley	(1,287)	(15,521)	(18,224)	(2,776)
Trex Co., Inc.	Morgan Stanley	(5,578)	(424,369)	(399,385)	24,881
Vicor Corp.	Morgan Stanley	(3,585)	(314,092)	(278,662)	35,813
Vivint Solar, Inc.	Morgan Stanley	(1,899)	(60,578)	(80,423)	(24,413)
WESCO International, Inc.	Morgan Stanley	(7,451)	(345,902)	(327,993)	17,824
Xylem, Inc.	Morgan Stanley	(3,302)	(275,896)	(277,764)	(1,936)

		(159,079)	(7,267,063)	(7,029,635)	221,393

Commercial & Professional Services
Casella Waste Systems, Inc., Class A	Morgan Stanley	(898)	(52,533)	(50,153)	2,399
Forrester Research, Inc.	Morgan Stanley	(776)	(28,107)	(25,445)	2,682
Harsco Corp.	Morgan Stanley	(4,710)	(68,131)	(65,516)	2,598
IAA, Inc.	Morgan Stanley	(610)	(32,116)	(31,763)	350
Insperity, Inc.	Morgan Stanley	(1,713)	(116,297)	(112,184)	3,433
Knoll, Inc.	Morgan Stanley	(194)	(2,494)	(2,340)	154
US Ecology, Inc.	Morgan Stanley	(4,029)	(150,862)	(131,627)	19,294

		(12,930)	(450,540)	(419,028)	30,910

Consumer Durables & Apparel
Acushnet Holdings Corp.	Morgan Stanley	(816)	(28,625)	(27,426)	1,118
Callaway Golf Co.	Morgan Stanley	(11,921)	(246,929)	(228,168)	18,700
Columbia Sportswear Co.	Morgan Stanley	(1,490)	(135,262)	(129,600)	5,862
Crocs, Inc.	Morgan Stanley	(1,861)	(74,570)	(79,521)	(5,094)
GoPro, Inc., Class A	Morgan Stanley	(28,428)	(124,964)	(128,779)	(3,845)
Hasbro, Inc.	Morgan Stanley	(3,345)	(269,126)	(276,698)	(7,638)
iRobot Corp.	Morgan Stanley	(1,056)	(84,222)	(80,150)	4,007
Levi Strauss & Co., Class A	Morgan Stanley	(1,896)	(24,542)	(25,406)	(870)
Malibu Boats, Inc., Class A	Morgan Stanley	(351)	(17,714)	(17,396)	303
Newell Brands, Inc.	Morgan Stanley	(2,262)	(39,446)	(38,816)	621
Oxford Industries, Inc.	Morgan Stanley	(317)	(16,725)	(12,794)	4,232
Skechers U.S.A., Inc., Class A	Morgan Stanley	(3,445)	(104,694)	(104,108)	641
Tapestry, Inc.	Morgan Stanley	(12,890)	(193,784)	(201,471)	(8,180)
Under Armour, Inc., Class C	Morgan Stanley	(33,721)	(304,793)	(331,815)	(27,096)
VF Corp.	Morgan Stanley	(3,200)	(213,129)	(224,800)	(14,504)
Vista Outdoor, Inc.	Morgan Stanley	(1,329)	(25,823)	(26,819)	(1,113)
Wolverine World Wide, Inc.	Morgan Stanley	(974)	(25,581)	(25,168)	304

		(109,302)	(1,929,929)	(1,958,935)	(32,552)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Services
Aramark	Morgan Stanley	(1,361)	$(39,392)	$(35,998)	$3,616
Bright Horizons Family Solutions, Inc.	Morgan Stanley	(2,213)	(306,012)	(336,465)	(30,527)
Carnival Corp. (Panama)	Morgan Stanley	(21,954)	(368,936)	(333,262)	33,957
Cheesecake Factory, Inc. (The)	Morgan Stanley	(8,577)	(261,272)	(237,926)	23,915
Choice Hotels International, Inc.	Morgan Stanley	(429)	(42,746)	(36,877)	6,118
Churchill Downs, Inc.	Morgan Stanley	(243)	(43,810)	(39,808)	4,142
Collectors Universe, Inc.	Morgan Stanley	(80)	(4,167)	(3,959)	207
Cracker Barrel Old Country Store, Inc.	Morgan Stanley	(576)	(67,646)	(66,044)	1,585
Dave & Buster’s Entertainment, Inc.	Morgan Stanley	(16,440)	(286,041)	(249,230)	36,740
Domino’s Pizza, Inc.	Morgan Stanley	(433)	(179,973)	(184,146)	(4,217)
Dunkin’ Brands Group, Inc.	Morgan Stanley	(981)	(75,950)	(80,354)	(4,422)
Everi Holdings, Inc.	Morgan Stanley	(4,864)	(39,690)	(40,128)	(456)
International Game Technology PLC (United Kingdom)	Morgan Stanley	(4,474)	(52,592)	(49,796)	2,783
K12, Inc.	Morgan Stanley	(3,340)	(128,294)	(87,976)	43,210
Las Vegas Sands Corp.	Morgan Stanley	(1,061)	(54,499)	(49,506)	6,219
McDonald’s Corp.	Morgan Stanley	(667)	(146,418)	(146,400)	(1,293)
Monarch Casino & Resort, Inc.	Morgan Stanley	(1,532)	(72,004)	(68,327)	3,677
Planet Fitness, Inc., Class A	Morgan Stanley	(12)	(714)	(739)	(34)
Restaurant Brands International, Inc. (Canada)	Morgan Stanley	(1,856)	(104,320)	(106,739)	(2,804)
ServiceMaster Global Holdings, Inc.	Morgan Stanley	(1,948)	(83,452)	(77,686)	5,937
Shake Shack, Inc., Class A	Morgan Stanley	(171)	(11,647)	(11,026)	792
Starbucks Corp.	Morgan Stanley	(421)	(36,537)	(36,172)	522
Texas Roadhouse, Inc.	Morgan Stanley	(1,755)	(112,461)	(106,686)	5,939
Twin River Worldwide Holdings, Inc.	Morgan Stanley	(18)	(437)	(473)	(36)
Wendy’s Co. (The)	Morgan Stanley	(823)	(17,805)	(18,349)	(548)
Wynn Resorts Ltd.	Morgan Stanley	(861)	(65,717)	(61,828)	3,868

		(77,090)	(2,602,532)	(2,465,900)	138,890

Diversified Financials
Ameriprise Financial, Inc.	Morgan Stanley	(99)	(14,839)	(15,257)	(426)
Blucora, Inc.	Morgan Stanley	(4)	(38)	(38)	—
Invesco Ltd. (Bermuda)	Morgan Stanley	(2,980)	(33,121)	(34,002)	(889)
State Street Corp.	Morgan Stanley	(644)	(37,607)	(38,209)	(1,044)

		(3,727)	(85,605)	(87,506)	(2,359)

Energy
Archrock, Inc.	Morgan Stanley	(12,695)	(82,771)	(68,299)	14,497
Cabot Oil & Gas Corp.	Morgan Stanley	(8,877)	(168,590)	(154,105)	15,496
ChampionX Corp.	Morgan Stanley	(3,844)	(32,126)	(30,714)	1,404
CNX Resources Corp.	Morgan Stanley	(8,562)	(88,272)	(80,825)	7,770
Comstock Resources, Inc.	Morgan Stanley	(49)	(222)	(215)	7
Continental Resources, Inc.	Morgan Stanley	(6,650)	(114,161)	(81,662)	33,795
Delek US Holdings, Inc.	Morgan Stanley	(25,523)	(394,809)	(284,071)	110,674
Diamondback Energy, Inc.	Morgan Stanley	(3,671)	(127,328)	(110,571)	16,726
Dril-Quip, Inc.	Morgan Stanley	(1,364)	(39,865)	(33,773)	6,082
EQT Corp.	Morgan Stanley	(2,395)	(38,009)	(30,967)	10,314

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Exxon Mobil Corp.	Morgan Stanley	(1,257)	$(47,676)	$(43,153)	$6,012
Hess Corp.	Morgan Stanley	(3,650)	(156,787)	(149,395)	7,128
Marathon Petroleum Corp.	Morgan Stanley	(2,790)	(84,104)	(81,859)	2,225
NexTier Oilfield Solutions, Inc.	Morgan Stanley	(8,971)	(22,158)	(16,596)	5,561
Occidental Petroleum Corp.	Morgan Stanley	(7,393)	(82,911)	(74,004)	8,835
Oceaneering International, Inc.	Morgan Stanley	(6,478)	(33,688)	(22,802)	10,882
ONEOK, Inc.	Morgan Stanley	(1,500)	(39,179)	(38,970)	200
Ovintiv, Inc.	Morgan Stanley	(14,948)	(161,854)	(121,976)	38,628
Parsley Energy, Inc., Class A	Morgan Stanley	(22,742)	(244,043)	(212,865)	30,206
PDC Energy, Inc.	Morgan Stanley	(10,443)	(159,369)	(129,441)	30,415
Pembina Pipeline Corp. (Canada)	Morgan Stanley	(15,092)	(373,339)	(320,403)	50,455
Pioneer Natural Resources Co.	Morgan Stanley	(239)	(24,861)	(20,552)	5,560
RPC, Inc.	Morgan Stanley	(7,893)	(24,074)	(20,838)	3,257
SFL Corp. Ltd. (Bermuda)	Morgan Stanley	(971)	(8,321)	(7,273)	923
Southwestern Energy Co.	Morgan Stanley	(215,689)	(591,733)	(506,869)	85,566
Suncor Energy, Inc. (Canada)	Morgan Stanley	(2,221)	(35,358)	(27,163)	8,572
TC Energy Corp. (Canada)	Morgan Stanley	(6,307)	(294,236)	(265,020)	26,234
WPX Energy, Inc.	Morgan Stanley	(32,139)	(179,137)	(157,481)	21,613

		(434,353)	(3,648,981)	(3,091,862)	559,037

Food & Staples Retailing
Grocery Outlet Holding Corp.	Morgan Stanley	(6,244)	(254,846)	(245,514)	9,269
Performance Food Group Co.	Morgan Stanley	(8,445)	(308,511)	(292,366)	16,526
Rite Aid Corp.	Morgan Stanley	(552)	(5,742)	(5,238)	502

		(15,241)	(569,099)	(543,118)	26,297

Food, Beverage & Tobacco
Beyond Meat, Inc.	Morgan Stanley	(315)	(42,793)	(52,309)	(20,138)
Calavo Growers, Inc.	Morgan Stanley	(1,456)	(93,303)	(96,489)	(3,209)
Campbell Soup Co.	Morgan Stanley	(263)	(12,738)	(12,721)	13
Freshpet, Inc.	Morgan Stanley	(329)	(37,542)	(36,733)	840
J&J Snack Foods Corp.	Morgan Stanley	(315)	(43,463)	(41,073)	2,199
Lamb Weston Holdings, Inc.	Morgan Stanley	(3,338)	(221,790)	(221,209)	526
MGP Ingredients, Inc.	Morgan Stanley	(1,851)	(71,430)	(73,559)	(2,146)
Pilgrim’s Pride Corp.	Morgan Stanley	(7,724)	(124,021)	(115,590)	8,401
Primo Water Corp. (Canada)	Morgan Stanley	(4,617)	(65,192)	(65,561)	(391)
Sanderson Farms, Inc.	Morgan Stanley	(2,862)	(337,596)	(337,630)	(234)
Simply Good Foods Co. (The)	Morgan Stanley	(1,755)	(43,682)	(38,698)	5,239
Universal Corp.	Morgan Stanley	(727)	(30,759)	(30,447)	321

		(25,552)	(1,124,309)	(1,122,019)	(8,579)

Health Care Equipment & Services
Acadia Healthcare Co., Inc.	Morgan Stanley	(885)	(27,541)	(26,090)	1,570
Alcon, Inc. (Switzerland)	Morgan Stanley	(1)	(57)	(57)	—
Align Technology, Inc.	Morgan Stanley	(1,024)	(316,374)	(335,217)	(20,755)
Amedisys, Inc.	Morgan Stanley	(372)	(89,978)	(87,952)	2,220
AtriCure, Inc.	Morgan Stanley	(884)	(37,793)	(35,272)	2,513
Avanos Medical, Inc.	Morgan Stanley	(749)	(24,455)	(24,882)	(437)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
Axogen, Inc.	Morgan Stanley	(5,786)	$(68,969)	$(67,291)	$1,672
BioTelemetry, Inc.	Morgan Stanley	(2,584)	(101,422)	(117,779)	(16,660)
Boston Scientific Corp.	Morgan Stanley	(1,169)	(49,117)	(44,667)	5,777
Brookdale Senior Living, Inc.	Morgan Stanley	(9,908)	(29,427)	(25,166)	4,290
Cantel Medical Corp.	Morgan Stanley	(1,401)	(74,127)	(61,560)	12,841
Cardiovascular Systems, Inc.	Morgan Stanley	(1,937)	(65,335)	(76,221)	(10,969)
Change Healthcare, Inc.	Morgan Stanley	(3,738)	(54,313)	(54,238)	100
Cooper Cos., Inc. (The)	Morgan Stanley	(802)	(256,866)	(270,370)	(13,708)
CorVel Corp.	Morgan Stanley	(59)	(5,005)	(5,040)	(37)
Covetrus, Inc.	Morgan Stanley	(1,853)	(43,175)	(45,213)	(2,190)
Edwards Lifesciences Corp.	Morgan Stanley	(674)	(58,645)	(53,799)	5,412
Encompass Health Corp.	Morgan Stanley	(1,692)	(110,769)	(109,946)	436
Envista Holdings Corp.	Morgan Stanley	(1,757)	(44,397)	(43,363)	984
Evolent Health, Inc., Class A	Morgan Stanley	(11,633)	(165,879)	(144,366)	21,785
Glaukos Corp.	Morgan Stanley	(5,352)	(249,896)	(265,031)	(15,975)
Guardant Health, Inc.	Morgan Stanley	(1,199)	(114,972)	(134,024)	(20,818)
Haemonetics Corp.	Morgan Stanley	(959)	(86,124)	(83,673)	2,425
HealthEquity, Inc.	Morgan Stanley	(5,245)	(307,752)	(269,436)	39,962
Henry Schein, Inc.	Morgan Stanley	(4,184)	(276,291)	(245,936)	31,840
Inovalon Holdings, Inc., Class A	Morgan Stanley	(948)	(24,645)	(25,075)	(435)
Laboratory Corp. of America Holdings	Morgan Stanley	(1,283)	(234,469)	(241,550)	(7,139)
Lantheus Holdings, Inc.	Morgan Stanley	(21)	(261)	(266)	(5)
LHC Group, Inc.	Morgan Stanley	(1,338)	(278,829)	(284,405)	(5,832)
LivaNova PLC (United Kingdom)	Morgan Stanley	(3,748)	(174,465)	(169,447)	5,112
Merit Medical Systems, Inc.	Morgan Stanley	(2,994)	(147,977)	(130,239)	18,171
Mesa Laboratories, Inc.	Morgan Stanley	(331)	(83,376)	(84,326)	(974)
NuVasive, Inc.	Morgan Stanley	(4,484)	(233,643)	(217,788)	15,781
OraSure Technologies, Inc.	Morgan Stanley	(7,409)	(83,486)	(90,167)	(6,702)
Penumbra, Inc.	Morgan Stanley	(1,167)	(246,851)	(226,841)	20,361
PetIQ, Inc.	Morgan Stanley	(7,208)	(254,244)	(237,287)	17,052
Phreesia, Inc.	Morgan Stanley	(535)	(15,750)	(17,190)	(1,443)
Progyny, Inc.	Morgan Stanley	(1,462)	(41,214)	(43,027)	(1,822)
RadNet, Inc.	Morgan Stanley	(3,862)	(58,664)	(59,282)	(632)
Simulations Plus, Inc.	Morgan Stanley	(68)	(4,943)	(5,124)	(182)
SmileDirectClub, Inc.	Morgan Stanley	(14,158)	(152,455)	(165,365)	(12,948)
STAAR Surgical Co.	Morgan Stanley	(1,111)	(59,405)	(62,838)	(3,448)
Surgery Partners, Inc.	Morgan Stanley	(1,932)	(38,524)	(42,311)	(3,877)
Tabula Rasa HealthCare, Inc.	Morgan Stanley	(5,255)	(266,275)	(214,246)	51,964
Tactile Systems Technology, Inc.	Morgan Stanley	(956)	(34,179)	(34,980)	(809)
US Physical Therapy, Inc.	Morgan Stanley	(315)	(29,657)	(27,367)	2,369
Varex Imaging Corp.	Morgan Stanley	(155)	(1,852)	(1,972)	(120)
Vocera Communications, Inc.	Morgan Stanley	(1,101)	(32,733)	(32,017)	746
Wright Medical Group NV (Netherlands).	Morgan Stanley	(4,859)	(148,063)	(148,394)	(367)
Zynex, Inc.	Morgan Stanley	(1,867)	(27,891)	(32,579)	(4,695)

		(134,414)	(5,332,530)	(5,220,672)	112,404

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Household & Personal Products
BellRing Brands, Inc., Class A	Morgan Stanley	(11)	$(224)	$(228)	$(4)
Coty, Inc., Class A	Morgan Stanley	(13,659)	(43,631)	(36,879)	6,741
Reynolds Consumer Products, Inc.	Morgan Stanley	(1,264)	(41,403)	(38,704)	2,690
WD-40 Co.	Morgan Stanley	(830)	(169,983)	(157,127)	13,094

		(15,764)	(255,241)	(232,938)	22,521

Materials
Air Products & Chemicals, Inc.	Morgan Stanley	(81)	(24,730)	(24,127)	620
Albemarle Corp.	Morgan Stanley	(822)	(81,912)	(73,388)	8,425
Amyris, Inc.	Morgan Stanley	(4,113)	(12,821)	(12,010)	808
Avery Dennison Corp.	Morgan Stanley	(711)	(88,641)	(90,894)	(2,275)
Balchem Corp.	Morgan Stanley	(383)	(38,273)	(37,392)	902
Ball Corp.	Morgan Stanley	(4,638)	(377,981)	(385,511)	(8,393)
Barrick Gold Corp. (Canada)	Morgan Stanley	(3,552)	(98,310)	(99,847)	(1,561)
Cleveland-Cliffs, Inc.	Morgan Stanley	(91,106)	(607,758)	(584,901)	22,734
Corteva, Inc.	Morgan Stanley	(8,937)	(263,351)	(257,475)	5,811
Domtar Corp.	Morgan Stanley	(1,098)	(32,165)	(28,844)	3,338
Eagle Materials, Inc.	Morgan Stanley	(413)	(35,267)	(35,650)	(402)
Eastman Chemical Co.	Morgan Stanley	(513)	(41,878)	(40,076)	1,553
Equinox Gold Corp. (Canada)	Morgan Stanley	(10,201)	(131,358)	(119,454)	11,788
Fortuna Silver Mines, Inc. (Canada)	Morgan Stanley	(20,708)	(150,057)	(131,703)	18,917
GCP Applied Technologies, Inc.	Morgan Stanley	(1,590)	(42,517)	(33,311)	9,463
Graphic Packaging Holding Co.	Morgan Stanley	(5,620)	(81,546)	(79,186)	1,949
Greif, Inc., Class A	Morgan Stanley	(101)	(3,579)	(3,657)	(79)
H.B. Fuller Co.	Morgan Stanley	(251)	(11,513)	(11,491)	20
Hudbay Minerals, Inc. (Canada)	Morgan Stanley	(6,486)	(29,446)	(27,436)	1,966
International Paper Co.	Morgan Stanley	(807)	(33,006)	(32,716)	207
Kirkland Lake Gold Ltd. (Canada)	Morgan Stanley	(2,618)	(139,292)	(127,575)	12,325
Livent Corp.	Morgan Stanley	(43,439)	(380,674)	(389,648)	(9,416)
Martin Marietta Materials, Inc.	Morgan Stanley	(92)	(20,726)	(21,653)	(932)
Methanex Corp. (Canada)	Morgan Stanley	(7,702)	(175,932)	(187,929)	(12,703)
Mosaic Co. (The)	Morgan Stanley	(4,700)	(87,890)	(85,869)	2,050
Olin Corp.	Morgan Stanley	(13,361)	(160,590)	(165,409)	(4,859)
Packaging Corp. of America	Morgan Stanley	(548)	(59,970)	(59,759)	196
Quaker Chemical Corp.	Morgan Stanley	(751)	(146,974)	(134,962)	11,976
Scotts Miracle-Gro Co. (The)	Morgan Stanley	(270)	(45,846)	(41,286)	5,247
Seabridge Gold, Inc. (Canada)	Morgan Stanley	(175)	(3,214)	(3,286)	(73)
Teck Resources Ltd., Class B (Canada) .	Morgan Stanley	(3,510)	(49,142)	(48,859)	250
Tronox Holdings PLC, Class A (United Kingdom)	Morgan Stanley	(21,653)	(200,216)	(170,409)	29,998
United States Steel Corp.	Morgan Stanley	(61,408)	(479,311)	(450,735)	28,427
Warrior Met Coal, Inc.	Morgan Stanley	(5,698)	(91,566)	(97,322)	(5,778)
Westlake Chemical Corp.	Morgan Stanley	(1,565)	(97,906)	(98,939)	(1,115)

		(329,621)	(4,325,358)	(4,192,709)	131,384

Media & Entertainment
Cardlytics, Inc.	Morgan Stanley	(301)	(19,768)	(21,242)	(1,478)
Cinemark Holdings, Inc.	Morgan Stanley	(4,407)	(46,479)	(44,070)	2,398

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment — (continued)
Comcast Corp., Class A	Morgan Stanley	(12,173)	$(554,917)	$(563,123)	$(13,344)
Eventbrite, Inc., Class A	Morgan Stanley	(5,900)	(66,198)	(64,015)	2,201
EW Scripps Co. (The), Class A	Morgan Stanley	(5,848)	(66,141)	(66,901)	(1,084)
Glu Mobile, Inc.	Morgan Stanley	(29,844)	(234,601)	(229,053)	5,490
iHeartMedia, Inc., Class A	Morgan Stanley	(2,140)	(19,167)	(17,377)	1,785
IMAX Corp. (Canada)	Morgan Stanley	(112)	(1,475)	(1,340)	134
Live Nation Entertainment, Inc.	Morgan Stanley	(3,618)	(203,327)	(194,938)	8,340
Madison Square Garden Entertainment Corp.	Morgan Stanley	(28)	(2,053)	(1,918)	134
Madison Square Garden Sports Corp.	Morgan Stanley	(779)	(128,236)	(117,224)	11,935
Meredith Corp.	Morgan Stanley	(981)	(12,945)	(12,871)	71
Sciplay Corp., Class A	Morgan Stanley	(670)	(10,456)	(10,867)	(414)
Sinclair Broadcast Group, Inc., Class A	Morgan Stanley	(4,727)	(97,102)	(90,900)	6,181
TripAdvisor, Inc.	Morgan Stanley	(19,202)	(434,500)	(376,167)	58,227
ViacomCBS, Inc., Class B	Morgan Stanley	(1,423)	(39,631)	(39,858)	(1,288)
Yelp, Inc.	Morgan Stanley	(5,891)	(129,861)	(118,350)	11,479

		(98,044)	(2,066,857)	(1,970,214)	90,767

Pharmaceuticals, Biotechnology & Life Sciences
Adaptive Biotechnologies Corp.	Morgan Stanley	(4,101)	(169,792)	(199,432)	(31,326)
Adverum Biotechnologies, Inc.	Morgan Stanley	(624)	(6,590)	(6,427)	161
Aerie Pharmaceuticals, Inc.	Morgan Stanley	(1,066)	(11,833)	(12,547)	(737)
Agios Pharmaceuticals, Inc.	Morgan Stanley	(506)	(17,504)	(17,710)	(210)
Alector, Inc.	Morgan Stanley	(375)	(4,144)	(3,951)	193
Alkermes PLC (Ireland)	Morgan Stanley	(226)	(3,723)	(3,745)	(23)
Amicus Therapeutics, Inc.	Morgan Stanley	(466)	(6,546)	(6,580)	(36)
Amneal Pharmaceuticals, Inc.	Morgan Stanley	(4,218)	(16,281)	(16,366)	(90)
ANI Pharmaceuticals, Inc.	Morgan Stanley	(631)	(19,738)	(17,801)	1,940
Apellis Pharmaceuticals, Inc.	Morgan Stanley	(55)	(1,644)	(1,659)	(15)
Aprea Therapeutics, Inc.	Morgan Stanley	(19)	(422)	(457)	(36)
Arcturus Therapeutics Holdings, Inc.	Morgan Stanley	(674)	(27,014)	(28,915)	(1,907)
Arrowhead Pharmaceuticals, Inc.	Morgan Stanley	(735)	(32,295)	(31,649)	638
Arvinas, Inc.	Morgan Stanley	(3,246)	(83,016)	(76,638)	6,357
Atara Biotherapeutics, Inc.	Morgan Stanley	(53)	(695)	(687)	7
Aurinia Pharmaceuticals, Inc. (Canada)	Morgan Stanley	(772)	(11,038)	(11,372)	(337)
Bausch Health Cos, Inc. (Canada)	Morgan Stanley	(20,344)	(332,692)	(316,146)	16,415
Biohaven Pharmaceutical Holding Co. Ltd. (British Virgin Islands)	Morgan Stanley	(13)	(843)	(845)	(57)
Castle Biosciences, Inc.	Morgan Stanley	(61)	(3,047)	(3,138)	(92)
Codexis, Inc.	Morgan Stanley	(5,892)	(81,427)	(69,172)	12,384
Constellation Pharmaceuticals, Inc.	Morgan Stanley	(241)	(4,626)	(4,883)	(258)
Cronos Group, Inc. (Canada)	Morgan Stanley	(5,347)	(28,179)	(26,788)	1,383
Dicerna Pharmaceuticals, Inc.	Morgan Stanley	(322)	(5,887)	(5,793)	93
Dynavax Technologies Corp.	Morgan Stanley	(4,314)	(19,015)	(18,636)	374
Eidos Therapeutics, Inc.	Morgan Stanley	(15)	(692)	(758)	(66)
Epizyme, Inc.	Morgan Stanley	(2,762)	(35,659)	(32,951)	2,699
Exact Sciences Corp.	Morgan Stanley	(199)	(17,299)	(20,288)	(2,993)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Exelixis, Inc.	Morgan Stanley	(1,466)	$(35,000)	$(35,844)	$(852)
Flexion Therapeutics, Inc.	Morgan Stanley	(120)	(1,278)	(1,249)	29
Frequency Therapeutics, Inc.	Morgan Stanley	(4)	(77)	(77)	—
Heron Therapeutics, Inc.	Morgan Stanley	(48)	(714)	(711)	(93)
Intersect ENT, Inc.	Morgan Stanley	(3,077)	(59,448)	(50,186)	9,319
Karuna Therapeutics, Inc.	Morgan Stanley	(84)	(6,469)	(6,495)	(27)
Krystal Biotech, Inc.	Morgan Stanley	(16)	(668)	(689)	(21)
Mettler-Toledo International, Inc.	Morgan Stanley	(18)	(18,093)	(17,384)	755
Molecular Templates, Inc.	Morgan Stanley	(115)	(1,200)	(1,256)	(56)
Myriad Genetics, Inc.	Morgan Stanley	(6,003)	(82,239)	(78,279)	3,941
NanoString Technologies, Inc.	Morgan Stanley	(2,302)	(95,924)	(102,899)	(7,098)
NeoGenomics, Inc.	Morgan Stanley	(3,388)	(132,680)	(124,983)	7,558
NGM Biopharmaceuticals, Inc.	Morgan Stanley	(95)	(1,684)	(1,511)	172
OPKO Health, Inc.	Morgan Stanley	(12,596)	(40,666)	(46,479)	(5,823)
Pacific Biosciences of California, Inc.	Morgan Stanley	(21,001)	(144,434)	(207,280)	(64,442)
Perrigo Co. PLC (Ireland)	Morgan Stanley	(2,597)	(135,262)	(119,228)	16,959
PRA Health Sciences, Inc.	Morgan Stanley	(1,973)	(209,962)	(200,141)	9,953
PTC Therapeutics, Inc.	Morgan Stanley	(2,691)	(133,052)	(125,804)	7,210
Reata Pharmaceuticals, Inc., Class A	Morgan Stanley	(2,455)	(256,020)	(239,166)	16,791
REGENXBIO, Inc.	Morgan Stanley	(4,446)	(134,991)	(122,354)	12,604
Revance Therapeutics, Inc.	Morgan Stanley	(845)	(24,125)	(21,243)	2,995
Syneos Health, Inc.	Morgan Stanley	(1,988)	(124,690)	(105,682)	19,802
Theravance Biopharma, Inc. (Cayman Islands)	Morgan Stanley	(5,618)	(105,019)	(83,062)	21,931
Translate Bio, Inc.	Morgan Stanley	(769)	(10,074)	(10,466)	(395)
Tricida, Inc.	Morgan Stanley	(2,554)	(28,579)	(23,139)	5,559
Vericel Corp.	Morgan Stanley	(224)	(4,108)	(4,151)	(44)
Zogenix, Inc.	Morgan Stanley	(1,550)	(34,504)	(27,791)	6,704
Zymeworks, Inc. (Canada)	Morgan Stanley	(1,498)	(48,565)	(69,777)	(21,398)

		(136,818)	(2,811,166)	(2,762,660)	46,494

Retailing
American Eagle Outfitters, Inc.	Morgan Stanley	(17,772)	(252,454)	(263,203)	(10,812)
Boot Barn Holdings, Inc.	Morgan Stanley	(4,524)	(128,771)	(127,305)	1,649
Burlington Stores, Inc.	Morgan Stanley	(2,976)	(616,842)	(613,324)	3,234
CarMax, Inc.	Morgan Stanley	(996)	(93,422)	(91,542)	1,857
Expedia Group, Inc.	Morgan Stanley	(8,254)	(813,066)	(756,809)	56,825
Five Below, Inc.	Morgan Stanley	(101)	(11,825)	(12,827)	(1,005)
Floor & Decor Holdings, Inc., Class A	Morgan Stanley	(7,292)	(538,886)	(545,442)	(7,124)
Grubhub, Inc.	Morgan Stanley	(1,846)	(129,612)	(133,521)	(4,679)
Hudson Ltd., Class A (Bermuda)	Morgan Stanley	(2,059)	(15,618)	(15,648)	(35)
Kohl’s Corp.	Morgan Stanley	(1,175)	(27,708)	(21,773)	11,378
Monro, Inc.	Morgan Stanley	(6,347)	(294,047)	(257,498)	36,477
Nordstrom, Inc.	Morgan Stanley	(30,872)	(443,145)	(367,994)	75,042
Penske Automotive Group, Inc.	Morgan Stanley	(1,225)	(59,520)	(58,384)	1,122
PetMed Express, Inc.	Morgan Stanley	(1,962)	(65,795)	(62,038)	3,741

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
Sally Beauty Holdings, Inc.	Morgan Stanley	(3,346)	$(38,479)	$(29,077)	$9,450
Stitch Fix, Inc., Class A	Morgan Stanley	(13,989)	(358,742)	(379,522)	(23,426)
Tiffany & Co.	Morgan Stanley	(805)	(99,280)	(93,259)	5,532
Ulta Beauty, Inc.	Morgan Stanley	(1,960)	(463,638)	(439,001)	25,899

		(107,501)	(4,450,850)	(4,268,167)	185,125

Semiconductors & Semiconductor Equipment
Advanced Energy Industries, Inc.	Morgan Stanley	(3,299)	(244,387)	(207,639)	37,133
Ambarella, Inc. (Cayman Islands)	Morgan Stanley	(922)	(46,766)	(48,110)	(1,356)
Brooks Automation, Inc.	Morgan Stanley	(1,431)	(75,600)	(66,198)	9,586
Cabot Microelectronics Corp.	Morgan Stanley	(316)	(50,873)	(45,128)	5,874
CEVA, Inc.	Morgan Stanley	(1,517)	(64,746)	(59,724)	5,082
Cohu, Inc.	Morgan Stanley	(159)	(2,724)	(2,732)	(8)
Cree, Inc.	Morgan Stanley	(9,133)	(572,554)	(582,137)	(9,723)
Enphase Energy, Inc.	Morgan Stanley	(2,388)	(183,837)	(197,225)	(13,432)
Ichor Holdings Ltd. (Cayman Islands)	Morgan Stanley	(1,694)	(43,483)	(36,540)	6,932
MaxLinear, Inc.	Morgan Stanley	(830)	(20,850)	(19,289)	1,569
Onto Innovation, Inc.	Morgan Stanley	(2,316)	(76,089)	(68,970)	7,081
Semtech Corp.	Morgan Stanley	(1,014)	(61,611)	(53,701)	8,445
Universal Display Corp.	Morgan Stanley	(2,454)	(429,291)	(443,536)	(14,661)

		(27,473)	(1,872,811)	(1,830,929)	42,522

Software & Services
8x8, Inc.	Morgan Stanley	(26,141)	(450,845)	(406,493)	44,719
Akamai Technologies, Inc.	Morgan Stanley	(864)	(101,020)	(95,507)	5,408
Altair Engineering, Inc., Class A	Morgan Stanley	(3,064)	(132,699)	(128,627)	4,040
Alteryx, Inc., Class A	Morgan Stanley	(6,106)	(727,827)	(693,336)	34,099
Avaya Holdings Corp.	Morgan Stanley	(10,655)	(170,798)	(161,956)	8,927
BlackBerry Ltd. (Canada)	Morgan Stanley	(5,127)	(28,218)	(23,533)	4,727
Cerence, Inc.	Morgan Stanley	(303)	(17,665)	(14,808)	3,104
Ceridian HCM Holding, Inc.	Morgan Stanley	(7,019)	(556,375)	(580,120)	(23,881)
Cloudflare, Inc., Class A	Morgan Stanley	(1,744)	(59,939)	(71,609)	(15,792)
CommVault Systems, Inc.	Morgan Stanley	(1,446)	(63,176)	(58,997)	4,307
Conduent, Inc.	Morgan Stanley	(29,663)	(106,490)	(94,328)	12,291
Coupa Software, Inc.	Morgan Stanley	(1,147)	(286,278)	(314,553)	(30,264)
Datadog, Inc., Class A	Morgan Stanley	(406)	(34,401)	(41,477)	(9,490)
Digital Turbine, Inc.	Morgan Stanley	(3,293)	(91,744)	(107,813)	(17,347)
DXC Technology Co.	Morgan Stanley	(10,299)	(206,262)	(183,837)	23,908
Envestnet, Inc.	Morgan Stanley	(148)	(12,562)	(11,420)	1,463
Euronet Worldwide, Inc.	Morgan Stanley	(379)	(38,999)	(34,527)	5,112
Everbridge, Inc.	Morgan Stanley	(2,074)	(285,063)	(260,764)	24,229
Fastly, Inc., Class A	Morgan Stanley	(1,180)	(98,296)	(110,542)	(24,231)
Fidelity National Information Services, Inc.	Morgan Stanley	(102)	(15,888)	(15,015)	868
Global Payments, Inc.	Morgan Stanley	(1,930)	(342,000)	(342,729)	(1,149)
Leidos Holdings, Inc.	Morgan Stanley	(2,401)	(216,939)	(214,049)	2,837
LivePerson, Inc.	Morgan Stanley	(1,178)	(71,163)	(61,244)	10,727
Manhattan Associates, Inc.	Morgan Stanley	(1,384)	(135,740)	(132,158)	3,582

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
ManTech International Corp., Class A	Morgan Stanley	(510)	$(38,775)	$(35,129)	$3,563
MAXIMUS, Inc.	Morgan Stanley	(1,080)	(85,521)	(73,883)	11,892
Medallia, Inc.	Morgan Stanley	(7,798)	(290,455)	(213,821)	78,763
New Relic, Inc.	Morgan Stanley	(6,257)	(371,770)	(352,645)	19,035
Nuance Communications, Inc.	Morgan Stanley	(5,505)	(177,623)	(182,711)	(5,944)
Nutanix, Inc., Class A	Morgan Stanley	(8,900)	(254,841)	(197,402)	60,710
PagerDuty, Inc.	Morgan Stanley	(3,536)	(86,213)	(95,861)	(10,030)
Paycom Software, Inc.	Morgan Stanley	(128)	(38,862)	(39,846)	(994)
Ping Identity Holding Corp.	Morgan Stanley	(6,114)	(205,228)	(190,818)	14,360
Proofpoint, Inc.	Morgan Stanley	(489)	(53,264)	(51,614)	1,637
PROS Holdings, Inc.	Morgan Stanley	(3,365)	(130,725)	(107,478)	23,215
Sabre Corp.	Morgan Stanley	(41,393)	(278,949)	(269,468)	9,412
Slack Technologies, Inc., Class A	Morgan Stanley	(9,603)	(320,022)	(257,936)	63,562
Smartsheet, Inc., Class A	Morgan Stanley	(3,612)	(210,024)	(178,505)	32,762
Splunk, Inc.	Morgan Stanley	(1,389)	(278,795)	(261,312)	14,641
Switch, Inc., Class A	Morgan Stanley	(14,746)	(248,043)	(230,185)	17,797
Upland Software, Inc.	Morgan Stanley	(1,157)	(45,466)	(43,619)	1,836
Verint Systems, Inc.	Morgan Stanley	(680)	(33,605)	(32,762)	888
Verra Mobility Corp.	Morgan Stanley	(2,164)	(23,045)	(20,904)	2,134
Yext, Inc.	Morgan Stanley	(19,003)	(380,014)	(288,466)	91,636
Zscaler, Inc.	Morgan Stanley	(1,524)	(199,208)	(214,411)	(18,810)
Zuora, Inc., Class A	Morgan Stanley	(18,046)	(256,457)	(186,596)	69,798

		(275,052)	(8,257,292)	(7,684,814)	554,057

Technology Hardware & Equipment
3D Systems Corp.	Morgan Stanley	(11,117)	(60,764)	(54,584)	6,153
ADTRAN, Inc.	Morgan Stanley	(305)	(3,214)	(3,128)	86
Fabrinet (Cayman Islands)	Morgan Stanley	(2,936)	(202,686)	(185,056)	17,759
FARO Technologies, Inc.	Morgan Stanley	(778)	(46,906)	(47,442)	(551)
Fitbit, Inc., Class A	Morgan Stanley	(21,975)	(139,422)	(152,946)	(14,312)
Hewlett Packard Enterprise Co.	Morgan Stanley	(4,956)	(47,610)	(46,438)	808
II-VI, Inc.	Morgan Stanley	(5,197)	(202,638)	(210,790)	(8,386)
Infinera Corp.	Morgan Stanley	(30,545)	(222,285)	(188,157)	34,610
Insight Enterprises, Inc.	Morgan Stanley	(4,136)	(247,633)	(234,015)	13,812
Itron, Inc.	Morgan Stanley	(830)	(50,789)	(50,414)	363
Keysight Technologies, Inc.	Morgan Stanley	(2,920)	(287,664)	(288,438)	(844)
Littelfuse, Inc.	Morgan Stanley	(336)	(62,456)	(59,586)	2,877
Methode Electronics, Inc.	Morgan Stanley	(65)	(1,791)	(1,853)	(62)
Motorola Solutions, Inc.	Morgan Stanley	(1,799)	(278,417)	(282,101)	(4,063)
nLight, Inc.	Morgan Stanley	(4,469)	(107,077)	(104,932)	2,126
Novanta, Inc. (Canada)	Morgan Stanley	(446)	(47,762)	(46,982)	762
Plantronics, Inc.	Morgan Stanley	(5,707)	(70,082)	(67,571)	2,497
Plexus Corp.	Morgan Stanley	(494)	(38,270)	(34,891)	3,486
Pure Storage, Inc., Class A	Morgan Stanley	(3,510)	(51,788)	(54,019)	(2,320)
Rogers Corp.	Morgan Stanley	(645)	(78,064)	(63,249)	15,191
Stratasys Ltd. (Israel)	Morgan Stanley	(15,471)	(230,061)	(192,923)	37,240
Super Micro Computer, Inc.	Morgan Stanley	(1,111)	(29,468)	(29,330)	130

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Technology Hardware & Equipment — (continued)
ViaSat, Inc.	Morgan Stanley	(3,467)	$(137,173)	$(119,230)	$18,232

		(123,215)	(2,644,020)	(2,518,075)	125,594

Telecommunication Services
Anterix, Inc.	Morgan Stanley	(28)	(970)	(916)	54
Boingo Wireless, Inc.	Morgan Stanley	(7,511)	(100,873)	(76,575)	24,408
Cogent Communications Holdings, Inc.	Morgan Stanley	(894)	(60,736)	(53,685)	7,237
Shenandoah Telecommunications Co.	Morgan Stanley	(992)	(55,334)	(44,079)	11,558
T-Mobile US, Inc.	Morgan Stanley	(1,093)	(127,701)	(124,995)	3,441
United States Cellular Corp.	Morgan Stanley	(902)	(32,923)	(26,636)	6,443

		(11,420)	(378,537)	(326,886)	53,141

Transportation
Air Transport Services Group, Inc.	Morgan Stanley	(6,408)	(164,098)	(160,584)	3,474
Allegiant Travel Co.	Morgan Stanley	(819)	(105,322)	(98,116)	7,259
Canadian Pacific Railway Ltd. (Canada)	Morgan Stanley	(85)	(25,512)	(25,877)	(408)
Hawaiian Holdings, Inc.	Morgan Stanley	(5,983)	(82,809)	(77,121)	5,668
Lyft, Inc., Class A	Morgan Stanley	(19,166)	(562,280)	(528,023)	34,119
Matson, Inc.	Morgan Stanley	(4,152)	(168,079)	(166,454)	1,574
Union Pacific Corp.	Morgan Stanley	(71)	(14,414)	(13,978)	1,015
United Airlines Holdings, Inc.	Morgan Stanley	(331)	(11,039)	(11,502)	(466)
United Parcel Service, Inc., Class B	Morgan Stanley	(19)	(3,191)	(3,166)	261
XPO Logistics, Inc.	Morgan Stanley	(4,124)	(368,838)	(349,138)	20,128

		(41,158)	(1,505,582)	(1,433,959)	72,624

Utilities
Algonquin Power & Utilities Corp. (Canada)	Morgan Stanley	(940)	(13,339)	(13,668)	(495)
ALLETE, Inc.	Morgan Stanley	(4,858)	(260,178)	(251,353)	8,762
Ameren Corp.	Morgan Stanley	(23)	(1,814)	(1,819)	(5)
Atmos Energy Corp.	Morgan Stanley	(388)	(37,969)	(37,089)	871
Black Hills Corp.	Morgan Stanley	(1,955)	(109,773)	(104,573)	5,226
California Water Service Group	Morgan Stanley	(585)	(26,047)	(25,418)	623
CMS Energy Corp.	Morgan Stanley	(3,007)	(183,865)	(184,660)	(887)
Consolidated Edison, Inc.	Morgan Stanley	(4,502)	(323,718)	(350,256)	(26,617)
DTE Energy Co.	Morgan Stanley	(1,830)	(215,719)	(210,523)	3,342
Edison International	Morgan Stanley	(485)	(24,842)	(24,657)	81
Essential Utilities, Inc.	Morgan Stanley	(1,982)	(82,108)	(79,776)	2,269
New Jersey Resources Corp.	Morgan Stanley	(4,967)	(148,873)	(134,208)	13,010
NextEra Energy, Inc.	Morgan Stanley	(56)	(16,143)	(15,543)	764
Ormat Technologies, Inc.	Morgan Stanley	(48)	(2,771)	(2,837)	(67)
Otter Tail Corp.	Morgan Stanley	(59)	(2,142)	(2,134)	7
Portland General Electric Co.	Morgan Stanley	(2,540)	(95,733)	(90,170)	4,663
Public Service Enterprise Group, Inc.	Morgan Stanley	(3,158)	(163,955)	(173,406)	(11,625)
SJW Group.	Morgan Stanley	(500)	(31,620)	(30,430)	1,184
South Jersey Industries, Inc.	Morgan Stanley	(3,344)	(73,902)	(64,439)	8,738
Southern Co. (The)	Morgan Stanley	(8,178)	(427,638)	(443,411)	(16,714)
Southwest Gas Holdings, Inc.	Morgan Stanley	(856)	(53,697)	(54,014)	(326)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Concluded)

September 30, 2020

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Utilities — (continued)
Spire, Inc.	Morgan Stanley	(646)	$(36,273)	$(34,367)	$1,607
Sunnova Energy International, Inc.	Morgan Stanley	(1,854)	(44,642)	(56,380)	(12,061)
Unitil Corp.	Morgan Stanley	(24)	(914)	(927)	(14)
Xcel Energy, Inc.	Morgan Stanley	(363)	(25,973)	(25,051)	843

		(47,148)	(2,403,648)	(2,411,109)	(16,821)

Total Reference Entity — Short			(55,605,642)	(53,092,740)	2,458,577

Net Value of Reference Entity			$(40,492,318)	$(38,698,528)	$1,770,576

*	Includes $(23,214) related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — 99.5%
Automobiles & Components — 0.4%
Aptiv PLC (Jersey)	1,989	$182,352
BorgWarner, Inc.	3,019	116,956

		299,308

Banks — 3.4%
Bank of America Corp.	11,839	285,202
Citigroup, Inc.	24,281	1,046,754
Fifth Third Bancorp	10,298	219,553
M&T Bank Corp.	1,739	160,145
People’s United Financial, Inc.	5,015	51,705
US Bancorp	18,039	646,698

		2,410,057

Capital Goods — 15.1%
3M Co.	5,506	881,951
AMETEK, Inc.	3,225	320,565
Carrier Global Corp.	8,976	274,127
Caterpillar, Inc.	1,866	278,314
Cummins, Inc.	2,186	461,596
Deere & Co.	1,175	260,415
Dover Corp.	2,127	230,439
Eaton Corp. PLC (Ireland)	4,111	419,445
Emerson Electric Co.	8,883	582,458
Flowserve Corp.	1,909	52,097
Fortive Corp.	1,326	101,054
Fortune Brands Home & Security, Inc.	1,654	143,104
General Dynamics Corp.	2,700	373,761
Honeywell International, Inc.	7,269	1,196,550
Howmet Aerospace, Inc.	6,328	105,804
Huntington Ingalls Industries, Inc.	484	68,123
IDEX Corp.	786	143,374
Illinois Tool Works, Inc.	3,025	584,460
Johnson Controls International PLC (Ireland)	11,168	456,213
Lockheed Martin Corp.	2,731	1,046,738
Masco Corp.	3,995	220,244
Otis Worldwide Corp.	3,158	197,122
PACCAR, Inc.	4,143	353,315
Pentair PLC (Ireland)	1,987	90,945
Quanta Services, Inc.	2,081	110,002
Raytheon Technologies Corp.	2,611	150,237
Rockwell Automation, Inc.	449	99,085
Snap-on, Inc.	795	116,968
Teledyne Technologies, Inc.*	376	116,639
Trane Technologies PLC (Ireland)	2,862	347,018
TransDigm Group, Inc.	758	360,141

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
United Rentals, Inc.*	1,033	$180,258
WW Grainger, Inc.	641	228,690

		10,551,252

Commercial & Professional Services — 0.8%
Cintas Corp.	231	76,884
Republic Services, Inc.	3,679	343,435
Robert Half International, Inc.	1,372	72,634
Waste Management, Inc.	518	58,622

		551,575

Consumer Durables & Apparel — 1.1%
DR Horton, Inc.	2,495	188,697
Garmin Ltd. (Switzerland)	1,114	105,674
Hanesbrands, Inc.	1,454	22,900
Hasbro, Inc.	617	51,038
Leggett & Platt, Inc.	518	21,326
Mohawk Industries, Inc.*	1,048	102,274
Newell Brands, Inc.	894	15,341
PulteGroup, Inc.	867	40,133
PVH Corp.	1,057	63,039
Whirlpool Corp.	921	169,363

		779,785

Consumer Services — 1.1%
Darden Restaurants, Inc.	1,284	129,350
McDonald’s Corp.	757	166,154
MGM Resorts International	7,355	159,971
Yum! Brands, Inc.	3,604	329,045

		784,520

Diversified Financials — 5.6%
Berkshire Hathaway, Inc., Class B*	2,614	556,625
BlackRock, Inc.	1,826	1,029,042
Cboe Global Markets, Inc.	705	61,857
Discover Financial Services	3,669	211,995
Franklin Resources, Inc.	7,274	148,026
Intercontinental Exchange, Inc.	2,817	281,841
Invesco Ltd. (Bermuda)	6,662	76,013
Moody’s Corp.	26	7,536
Nasdaq, Inc.	2,100	257,691
S&P Global, Inc.	1,872	675,043
Synchrony Financial	5,403	141,397
T Rowe Price Group, Inc.	3,407	436,846

		3,883,912

Energy — 4.0%
Apache Corp.	550	5,209

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Baker Hughes Co.	7,850	$104,327
Chevron Corp.	11,073	797,256
ConocoPhillips	10,992	360,977
EOG Resources, Inc.	6,972	250,574
Halliburton Co.	12,835	154,662
Kinder Morgan, Inc.	33,056	407,580
National Oilwell Varco, Inc.	4,776	43,271
Schlumberger NV (Curacao)	20,290	315,712
TechnipFMC PLC (United Kingdom)	6,542	41,280
Williams Cos., Inc. (The)	14,525	285,416

		2,766,264

Food & Staples Retailing — 3.3%
Costco Wholesale Corp.	220	78,100
Kroger Co. (The)	9,729	329,910
Sysco Corp.	7,438	462,792
Walgreens Boots Alliance, Inc.	10,420	374,286
Walmart, Inc.	7,429	1,039,391

		2,284,479

Food, Beverage & Tobacco — 7.9%
Altria Group, Inc.	22,255	859,933
Archer-Daniels-Midland Co.	8,143	378,568
Campbell Soup Co.	4,411	213,360
Coca-Cola Co. (The)	9,265	457,413
Conagra Brands, Inc.	5,830	208,189
Constellation Brands, Inc., Class A	2,309	437,579
General Mills, Inc.	8,332	513,918
Hershey Co. (The)	141	20,211
Hormel Foods Corp.	503	24,592
JM Smucker Co. (The)	1,667	192,572
Kellogg Co.	4,202	271,407
Kraft Heinz Co. (The)	14,646	438,648
Lamb Weston Holdings, Inc.	823	54,540
McCormick & Co., Inc., non-voting shares	1,043	202,446
Molson Coors Beverage Co., Class B	2,593	87,021
Mondelez International, Inc., Class A	1,250	71,812
PepsiCo, Inc.	1,477	204,712
Philip Morris International, Inc.	8,556	641,614
Tyson Foods, Inc., Class A	4,371	259,987

		5,538,522

Health Care Equipment & Services — 7.6%
AmerisourceBergen Corp.	1,794	173,874
Anthem, Inc.	2,585	694,305

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Cardinal Health, Inc.	3,718	$174,560
Centene Corp.*	5,983	348,988
Cigna Corp.	2,738	463,845
CVS Health Corp.	14,643	855,151
DaVita, Inc.*	1,840	157,596
HCA Healthcare, Inc.	3,677	458,448
Hologic, Inc.*	3,098	205,924
Humana, Inc.	1,585	656,016
Laboratory Corp. of America Holdings*	524	98,653
McKesson Corp.	1,939	288,775
Medtronic PLC (Ireland)	1,570	163,154
Quest Diagnostics, Inc.	522	59,764
UnitedHealth Group, Inc.	1,222	380,983
Universal Health Services, Inc., Class B	1,260	134,845

		5,314,881

Household & Personal Products — 3.9%
Church & Dwight Co., Inc.	2,950	276,445
Clorox Co. (The)	1,512	317,777
Colgate-Palmolive Co.	9,530	735,240
Kimberly-Clark Corp.	4,850	716,151
Procter & Gamble Co. (The)	4,732	657,701

		2,703,314

Insurance — 2.7%
Aflac, Inc.	4,913	178,588
American International Group, Inc.	7,687	211,623
Aon PLC, Class A (Ireland)	2,275	469,332
Arthur J Gallagher & Co.	1,748	184,554
Cincinnati Financial Corp.	2,350	183,230
Globe Life, Inc.	440	35,156
Lincoln National Corp.	2,285	71,589
Marsh & McLennan Cos., Inc.	2,631	301,776
MetLife, Inc.	2,258	83,930
Principal Financial Group, Inc.	1,077	43,371
Prudential Financial, Inc.	1,981	125,833
Travelers Cos., Inc. (The)	45	4,869

		1,893,851

Materials — 6.0%
Amcor PLC (Jersey)	18,783	207,552
Celanese Corp.	631	67,801
CF Industries Holdings, Inc.	3,158	96,982
Dow, Inc.	8,766	412,440

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
DuPont de Nemours, Inc.	10,728	$595,189
Eastman Chemical Co.	1,987	155,224
Ecolab, Inc.	3,418	683,053
FMC Corp.	44	4,660
International Paper Co.	5,732	232,375
Linde PLC (Ireland)	2,102	500,549
LyondellBasell Industries NV, Class A
(Netherlands)	3,997	281,749
Mosaic Co. (The)	4,539	82,928
Nucor Corp.	3,623	162,528
Packaging Corp. of America	1,135	123,772
PPG Industries, Inc.	3,458	422,153
Sealed Air Corp.	2,259	87,672
Westrock Co.	3,103	107,798

		4,224,425

Media & Entertainment — 2.2%
Charter Communications, Inc., Class A*	1,049	654,933
Discovery, Inc., Class A*	10,017	218,070
DISH Network Corp., Class A*	1,852	53,764
Electronic Arts, Inc.*	1,093	142,538
Fox Corp., Class A	7,802	217,130
Interpublic Group of Cos., Inc. (The)	5,696	94,952
News Corp., Class A	459	6,435
Omnicom Group, Inc.	3,169	156,866

		1,544,688

Pharmaceuticals, Biotechnology & Life Sciences — 4.5%
AbbVie, Inc.	649	56,846
Alexion Pharmaceuticals, Inc.*	858	98,181
Biogen, Inc.*	1,984	562,821
Gilead Sciences, Inc.	2,277	143,884
Johnson & Johnson	4,561	679,042
Merck & Co., Inc.	7,487	621,047
Pfizer, Inc.	19,368	710,806
Regeneron Pharmaceuticals, Inc.*	546	305,640

		3,178,267

Real Estate — 1.2%
Alexandria Real Estate Equities, Inc., REIT	400	64,000
Apartment Investment & Management Co., Class A, REIT	38	1,281
AvalonBay Communities, Inc., REIT	1,247	186,227
Mid-America Apartment Communities, Inc., REIT	4	464

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (Continued)
Public Storage, REIT	498	$110,915
Simon Property Group, Inc., REIT	12	776
Ventas, Inc., REIT	4,467	187,435
Weyerhaeuser Co., REIT	10,895	310,725

		861,823

Retailing — 10.1%
Advance Auto Parts, Inc.	828	127,098
AutoZone, Inc.*	297	349,759
Best Buy Co., Inc.	3,089	343,775
CarMax, Inc.*	1,948	179,041
Dollar General Corp.	3,206	672,042
Dollar Tree, Inc.*	2,841	259,497
eBay, Inc.	10,666	555,699
Genuine Parts Co.	2,126	202,331
Home Depot, Inc. (The)	4,334	1,203,595
L Brands, Inc.	4,034	128,322
LKQ Corp.*	4,484	124,341
Lowe’s Cos., Inc.	8,055	1,336,002
O’Reilly Automotive, Inc.*	887	408,978
Target Corp.	5,991	943,103
Tractor Supply Co.	1,472	210,996
Ulta Beauty, Inc.*	11	2,464

		7,047,043

Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	12,055	624,208

Software & Services — 5.7%
Accenture PLC, Class A (Ireland)	2,960	668,930
Automatic Data Processing, Inc.	1,686	235,180
Broadridge Financial Solutions, Inc.	1,378	181,896
Gartner, Inc.*	1,137	142,068
International Business Machines Corp.	6,839	832,101
NortonLifeLock, Inc.	8,932	186,143
Oracle Corp.	19,448	1,161,046
Paychex, Inc.	5,243	418,234
Western Union Co. (The)	6,111	130,959

		3,956,557

Technology Hardware & Equipment — 5.6%
Amphenol Corp., Class A	705	76,330
Apple, Inc.	11,776	1,363,779
CDW Corp.	366	43,748
Cisco Systems, Inc.	28,381	1,117,928
Corning, Inc.	9,089	294,574

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments (Concluded)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
F5 Networks, Inc.*	732	$89,868
FLIR Systems, Inc.	1,609	57,683
HP, Inc.	20,953	397,897
Juniper Networks, Inc.	4,879	104,898
NetApp, Inc.	3,134	137,395
Seagate Technology PLC (Ireland)	3,073	151,407
TE Connectivity Ltd. (Switzerland)	648	63,336

		3,898,843

Telecommunication Services — 3.0%
AT&T, Inc.	37,685	1,074,399
CenturyLink, Inc.	96	969
Verizon Communications, Inc.	17,734	1,054,996

		2,130,364

Transportation — 3.0%
CH Robinson Worldwide, Inc.	1,617	165,241
CSX Corp.	7,070	549,127
Expeditors International of Washington, Inc.	2,479	224,399
JB Hunt Transport Services, Inc.	1,264	159,744

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Kansas City Southern	235	$42,495
Norfolk Southern Corp.	3,022	646,678
Old Dominion Freight Line, Inc.	1,129	204,259
Union Pacific Corp.	704	138,596

		2,130,539

Utilities — 0.4%
NRG Energy, Inc.	3,640	111,894
PPL Corp.	6,506	177,028

		288,922

TOTAL COMMON STOCKS (Cost $63,901,583)		69,647,399

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		355,158

NET ASSETS - 100.0%		$70,002,557

*	Non-income producing.

PLC Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — 95.0%
Automobiles & Components — 0.6%
BorgWarner, Inc.(a)	8,562	$331,692

Capital Goods — 10.6%
3M Co.(b)	2,790	446,902
A.O. Smith Corp.(a)	46	2,429
AMETEK, Inc.	1,245	123,753
Carrier Global Corp.	3,557	108,631
Caterpillar, Inc.	681	101,571
Cummins, Inc.(b)	2,030	428,655
Dover Corp.	414	44,853
Eaton Corp. PLC (Ireland)	530	54,076
Emerson Electric Co.	4,152	272,247
Flowserve Corp.(a)	2,181	59,519
Fortive Corp.	306	23,320
Fortune Brands Home & Security, Inc.	6	519
General Dynamics Corp.(b)	128	17,719
Honeywell International, Inc.(b)	3,867	636,547
Howmet Aerospace, Inc.	6,960	116,371
Huntington Ingalls Industries, Inc.	352	49,544
Illinois Tool Works, Inc.	130	25,117
Johnson Controls International PLC (Ireland)	6,411	261,889
Lockheed Martin Corp.(b)	1,074	411,643
Masco Corp.(b)	13,850	763,550
Northrop Grumman Corp.	127	40,067
PACCAR, Inc.	2,289	195,206
Pentair PLC (Ireland)	5,262	240,842
Quanta Services, Inc.	6,108	322,869
Raytheon Technologies Corp.(b)	3,126	179,870
Roper Technologies, Inc.	77	30,423
Snap-on, Inc.	1,841	270,866
Stanley Black & Decker, Inc.	34	5,515
Trane Technologies PLC (Ireland)	3,736	452,990
TransDigm Group, Inc.	125	59,390
WW Grainger, Inc.	177	63,148

		5,810,041

Commercial & Professional Services — 0.2%
Republic Services, Inc.	93	8,682
Robert Half International, Inc.	1,799	95,239

		103,921

Consumer Durables & Apparel — 0.7%
Garmin Ltd. (Switzerland)	1,217	115,445
Hanesbrands, Inc.(a)	5,044	79,443
Leggett & Platt, Inc.(a)	109	4,487

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Mohawk Industries, Inc.*	3	$293
PVH Corp.	327	19,502
Whirlpool Corp.	958	176,167

		395,337

Consumer Services — 1.2%
McDonald’s Corp.(b)	1,559	342,185
MGM Resorts International(a)	10,575	230,006
Yum! Brands, Inc.	999	91,209

		663,400

Diversified Financials — 2.5%
Berkshire Hathaway, Inc., Class B*	791	168,436
BlackRock, Inc.	580	326,859
Franklin Resources, Inc.	14,456	294,180
Invesco Ltd. (Bermuda)(a)	1,663	18,975
Nasdaq, Inc.	2,494	306,039
S&P Global, Inc.	5	1,803
T Rowe Price Group, Inc.(b)	1,837	235,540

		1,351,832

Energy — 0.6%
Chevron Corp.(b)	1,368	98,496
ConocoPhillips	443	14,548
Kinder Morgan, Inc.	9,386	115,729
Schlumberger NV (Curacao)	5,515	85,813
TechnipFMC PLC (United Kingdom)	421	2,657
Valero Energy Corp.	476	20,620

		337,863

Food & Staples Retailing — 4.7%
Costco Wholesale Corp.	461	163,655
Kroger Co. (The)(b)	29,881	1,013,265
Sysco Corp.	3,222	200,473
Walgreens Boots Alliance, Inc.	5,821	209,090
Walmart, Inc.(b)	7,101	993,501

		2,579,984

Food, Beverage & Tobacco — 11.2%
Altria Group, Inc.	13,068	504,948
Archer-Daniels-Midland Co.	6,091	283,171
Campbell Soup Co.(a)(b)	16,196	783,401
Coca-Cola Co. (The)	4,758	234,902
Conagra Brands, Inc.	9,170	327,461
Constellation Brands, Inc., Class A	1,822	345,287
General Mills, Inc.(b)	11,909	734,547
Hormel Foods Corp.	2,944	143,932
JM Smucker Co. (The)(b)	7,149	825,852

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Kellogg Co.(b)	10,719	$692,340
Kraft Heinz Co. (The)	10,988	329,091
Lamb Weston Holdings, Inc.	6	398
McCormick & Co., Inc., non-voting shares	417	80,940
Mondelez International, Inc., Class A .	726	41,709
Philip Morris International, Inc.	3,136	235,169
Tyson Foods, Inc., Class A(b)	9,770	581,120

		6,144,268

Health Care Equipment & Services — 3.2%
Abbott Laboratories	1,514	164,769
CVS Health Corp.(b)	6,668	389,411
Danaher Corp.	564	121,446
DaVita, Inc.(b)*	4,867	416,859
Hologic, Inc.*	2,874	191,035
Humana, Inc.	908	375,812
Medtronic PLC (Ireland)	693	72,017
Universal Health Services, Inc., Class B	322	34,460

		1,765,809

Household & Personal Products — 6.6%
Church & Dwight Co., Inc.	5,645	528,993
Clorox Co. (The)(b)	4,859	1,021,216
Colgate-Palmolive Co.(b)	8,134	627,538
Kimberly-Clark Corp.(b)	4,980	735,347
Procter & Gamble Co. (The)(b)	4,810	668,542

		3,581,636

Insurance — 0.7%
Aflac, Inc.	30	1,090
Allstate Corp. (The)	34	3,201
Aon PLC, Class A (Ireland)	1,266	261,176
Cincinnati Financial Corp.	504	39,297
Marsh & McLennan Cos., Inc.	316	36,245
Travelers Cos., Inc. (The)	167	18,068
WR Berkley Corp.	71	4,342

		363,419

Materials — 5.2%
Amcor PLC (Jersey)	42,926	474,332
Celanese Corp.	351	37,715
CF Industries Holdings, Inc.	3,422	105,090
DuPont de Nemours, Inc.	6,030	334,544
Eastman Chemical Co.	1,183	92,416
Ecolab, Inc.	1,660	331,734

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
International Paper Co.	1,557	$63,121
Linde PLC (Ireland)	446	106,206
LyondellBasell Industries NV, Class A (Netherlands)	1,060	74,719
Newmont Corp.	2,668	169,285
Nucor Corp.	4,659	209,003
PPG Industries, Inc.(b)	3,326	406,038
Sealed Air Corp.	11,010	427,298

		2,831,501

Media & Entertainment — 4.6%
Activision Blizzard, Inc.	663	53,670
Alphabet, Inc., Class A(b)*	295	432,352
Charter Communications, Inc., Class A(b)*	1,080	674,287
Electronic Arts, Inc.*	3,310	431,657
Facebook, Inc., Class A(b)*	2,290	599,751
Fox Corp., Class A	9,907	275,712
Interpublic Group of Cos., Inc. (The)	635	10,585
Take-Two Interactive Software, Inc.*	83	13,713

		2,491,727

Pharmaceuticals, Biotechnology & Life Sciences — 5.1%
Alexion Pharmaceuticals, Inc.*	1,011	115,689
Biogen, Inc.(b)*	1,012	287,084
Gilead Sciences, Inc.(b)	8,465	534,903
Illumina, Inc.*	118	36,471
Johnson & Johnson	2,497	371,753
Merck & Co., Inc.(b)	3,498	290,159
Pfizer, Inc.(b)	14,898	546,757
Regeneron Pharmaceuticals, Inc.(b)*	1,113	623,035

		2,805,851

Real Estate — 0.0%
Alexandria Real Estate Equities, Inc., REIT	6	960

Retailing — 14.4%
Advance Auto Parts, Inc.	2,042	313,447
Amazon.com, Inc.(b)*	246	774,588
AutoZone, Inc.(b)*	496	584,109
Best Buy Co., Inc.	1,128	125,535
Booking Holdings, Inc.*	8	13,685
Dollar General Corp.(b)	5,056	1,059,839
eBay, Inc.(b)	23,947	1,247,639
Expedia Group, Inc.	17	1,559
Gap, Inc. (The)	269	4,581

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Genuine Parts Co.	3,503	$333,381
Home Depot, Inc. (The)	1,880	522,095
LKQ Corp.*	3,913	108,507
Lowe’s Cos., Inc.(b)	3,990	661,781
O’Reilly Automotive, Inc.*	726	334,744
Target Corp.(b)	4,948	778,914
Tractor Supply Co.(b)	6,741	966,255
Ulta Beauty, Inc.*	262	58,683

		7,889,342

Software & Services — 10.1%
Accenture PLC, Class A (Ireland)	840	189,832
Broadridge Financial Solutions, Inc.	2,616	345,312
Citrix Systems, Inc.(b)	3,531	486,254
Gartner, Inc.*	888	110,956
International Business Machines Corp.(b)	4,072	495,440
Mastercard, Inc., Class A	483	163,336
Microsoft Corp.(b)	4,206	884,648
NortonLifeLock, Inc.(b)	30,981	645,644
Oracle Corp.(b)	13,125	783,562
Paychex, Inc.(b)	6,019	480,136
PayPal Holdings, Inc.*	841	165,702
Visa, Inc., Class A	1,503	300,555
Western Union Co. (The)(a)(b)	21,245	455,280

		5,506,657

Technology Hardware & Equipment — 4.9%
Apple, Inc.(b)	10,820	1,253,064
Cisco Systems, Inc.(b)	16,276	641,112
F5 Networks, Inc.*	383	47,021
FLIR Systems, Inc.	7,361	263,892
HP, Inc.	13,455	255,510
Juniper Networks, Inc.	10,397	223,536

		2,684,135

Telecommunication Services — 3.5%
AT&T, Inc.(b)	25,177	717,796
Verizon Communications, Inc.(b)	20,301	1,207,706

		1,925,502

Transportation — 4.0%
CH Robinson Worldwide, Inc.(a)	8,653	884,250
Expeditors International of Washington, Inc.(b)	7,424	672,020
JB Hunt Transport Services, Inc.	3,480	439,802
Norfolk Southern Corp.	368	78,748

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Old Dominion Freight Line, Inc.	469	$84,851

		2,159,671

Utilities — 0.4%
NRG Energy, Inc.	6,874	211,307

TOTAL COMMON STOCKS (Cost $45,198,437)		51,935,855

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.0%		2,739,502

NET ASSETS - 100.0%		$54,675,357

(a)

The security or a portion of this security is on loan at September 30, 2020. The total value of securities on loan at September 30, 2020 was $1,397,470, which was collateralized $1,432,261 of collateral in the form of U.S.Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from 10/8/2020 - 2/15/2050. (See Note 5 of the Notes to Financial Statements)

(b)	Security position is either entirely or partially designated as collateral for total return swaps.
*	Non-income producing.

PLC Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

Over-the-counter total return swaps outstanding as of September 30, 2020

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures on August 29, 2024, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents 4.3% of net assets as of September 30, 2020.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2020:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Long

Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	8,413	$235,108	$325,920	$93,940

Capital Goods
3M Co.	Morgan Stanley	2,721	401,380	435,850	40,933
A.O. Smith Corp.	Morgan Stanley	51	1,896	2,693	813
AMETEK, Inc.	Morgan Stanley	1,105	89,069	109,837	21,337
Carrier Global Corp.	Morgan Stanley	4,639	59,420	141,675	82,687
Caterpillar, Inc.	Morgan Stanley	855	80,370	127,523	49,002
Cummins, Inc.	Morgan Stanley	1,992	314,156	420,631	112,037
Dover Corp.	Morgan Stanley	410	34,491	44,419	10,363
Eaton Corp. PLC (Ireland)	Morgan Stanley	524	34,856	53,464	19,240
Emerson Electric Co.	Morgan Stanley	4,340	198,260	284,574	90,791
Flowserve Corp.	Morgan Stanley	2,161	48,700	58,974	11,565
Fortive Corp.	Morgan Stanley	778	33,402	59,291	26,028
Fortune Brands Home & Security, Inc.	Morgan Stanley	6	225	519	286
General Dynamics Corp.	Morgan Stanley	126	15,572	17,442	2,252
Honeywell International, Inc.	Morgan Stanley	3,822	448,468	629,139	187,593
Howmet Aerospace, Inc.	Morgan Stanley	6,904	78,730	115,435	36,790
Huntington Ingalls Industries, Inc.	Morgan Stanley	356	50,941	50,107	(782)
Illinois Tool Works, Inc.	Morgan Stanley	125	24,175	24,151	114
Johnson Controls International PLC (Ireland)	Morgan Stanley	5,699	184,706	232,804	50,955
Lockheed Martin Corp.	Morgan Stanley	1,063	380,504	407,427	32,492
Masco Corp.	Morgan Stanley	13,692	582,494	754,840	175,561
Northrop Grumman Corp.	Morgan Stanley	103	33,886	32,495	(1,212)
PACCAR, Inc.	Morgan Stanley	2,271	194,785	193,671	(321)
Pentair PLC (Ireland)	Morgan Stanley	5,043	197,576	230,818	33,918
Quanta Services, Inc.	Morgan Stanley	6,010	208,709	317,689	109,805
Raytheon Technologies Corp.	Morgan Stanley	3,087	139,333	177,626	41,266
Roper Technologies, Inc.	Morgan Stanley	67	26,667	26,472	(140)
Snap-on, Inc.	Morgan Stanley	1,813	213,930	266,747	56,983
Stanley Black & Decker, Inc.	Morgan Stanley	33	2,470	5,353	2,920
Trane Technologies PLC (Ireland)	Morgan Stanley	3,687	304,732	447,049	146,547
TransDigm Group, Inc.	Morgan Stanley	127	41,380	60,340	19,000

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
WW Grainger, Inc.	Morgan Stanley	174	$61,042	$62,078	$1,100

		73,784	4,486,325	5,791,133	1,359,923

Commercial & Professional Services
Republic Services, Inc.	Morgan Stanley	90	8,018	8,402	598
Robert Half International, Inc.	Morgan Stanley	1,627	86,038	86,133	506

		1,717	94,056	94,535	1,104

Consumer Durables & Apparel
Garmin Ltd. (Switzerland)	Morgan Stanley	1,203	84,251	114,117	31,425
Hanesbrands, Inc.	Morgan Stanley	4,981	42,374	78,451	37,612
Leggett & Platt, Inc.	Morgan Stanley	109	2,859	4,488	1,709
Mohawk Industries, Inc.	Morgan Stanley	3	195	293	87
PVH Corp.	Morgan Stanley	338	10,950	20,158	9,212
Whirlpool Corp.	Morgan Stanley	942	118,999	173,224	55,893

		7,576	259,628	390,731	135,938

Consumer Services
McDonald’s Corp.	Morgan Stanley	1,542	217,192	338,454	125,371
MGM Resorts International	Morgan Stanley	10,792	146,572	234,726	88,375
Yum! Brands, Inc.	Morgan Stanley	954	79,339	87,100	9,009

		13,288	443,103	660,280	222,755

Diversified Financials
Berkshire Hathaway, Inc., Class B	Morgan Stanley	642	109,259	136,707	27,570
BlackRock, Inc.	Morgan Stanley	450	207,799	253,597	47,853
Franklin Resources, Inc.	Morgan Stanley	16,481	289,367	335,388	55,567
Invesco Ltd. (Bermuda)	Morgan Stanley	1,643	11,189	18,747	7,815
Nasdaq, Inc.	Morgan Stanley	2,460	301,252	301,867	2,400
S&P Global, Inc.	Morgan Stanley	6	2,070	2,164	313
T Rowe Price Group, Inc.	Morgan Stanley	1,821	194,266	233,489	45,338

		23,503	1,115,202	1,281,959	186,856

Energy
Chevron Corp.	Morgan Stanley	1,354	79,252	97,488	23,164
ConocoPhillips	Morgan Stanley	442	11,089	14,515	3,800
Kinder Morgan, Inc.	Morgan Stanley	9,391	134,156	115,791	(15,827)
Schlumberger NV (Curacao)	Morgan Stanley	5,458	75,353	84,926	12,823
TechnipFMC PLC (United Kingdom)	Morgan Stanley	404	2,207	2,549	387
Valero Energy Corp.	Morgan Stanley	470	15,661	20,360	5,629

		17,519	317,718	335,629	29,976

Food & Staples Retailing
Costco Wholesale Corp.	Morgan Stanley	441	145,822	156,555	10,987
Kroger Co. (The)	Morgan Stanley	28,919	930,044	980,643	55,922
Sysco Corp.	Morgan Stanley	3,349	149,619	208,375	60,572
Walgreens Boots Alliance, Inc.	Morgan Stanley	5,759	204,739	206,863	2,363

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Food & Staples Retailing — (continued)
Walmart, Inc.	Morgan Stanley	7,016	$826,293	$981,609	$162,824

		45,484	2,256,517	2,534,045	292,668

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	12,301	483,111	475,311	14,377
Archer-Daniels-Midland Co.	Morgan Stanley	6,645	240,392	308,926	73,228
Campbell Soup Co.	Morgan Stanley	19,121	945,065	924,883	(9,260)
Coca-Cola Co. (The)	Morgan Stanley	4,727	205,882	233,372	30,174
Conagra Brands, Inc.	Morgan Stanley	8,023	288,258	286,501	(312)
Constellation Brands, Inc., Class A	Morgan Stanley	1,803	255,662	341,686	89,164
General Mills, Inc.	Morgan Stanley	11,794	681,619	727,454	59,338
Hormel Foods Corp.	Morgan Stanley	2,408	120,001	117,727	(2,138)
JM Smucker Co. (The)	Morgan Stanley	6,983	777,841	806,676	38,747
Kellogg Co.	Morgan Stanley	10,467	684,891	676,064	(509)
Kraft Heinz Co. (The)	Morgan Stanley	10,861	364,453	325,287	(35,349)
Lamb Weston Holdings, Inc.	Morgan Stanley	6	288	398	102
McCormick & Co., Inc., non-voting shares	Morgan Stanley	378	67,187	73,370	6,392
Mondelez International, Inc., Class A	Morgan Stanley	719	33,629	41,307	8,295
Philip Morris International, Inc.	Morgan Stanley	2,058	158,707	154,329	(2,289)
Tyson Foods, Inc., Class A	Morgan Stanley	9,324	585,530	554,592	(26,537)

		107,618	5,892,516	6,047,883	243,423

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	929	83,658	101,103	17,897
CVS Health Corp.	Morgan Stanley	6,293	357,947	367,511	16,111
Danaher Corp.	Morgan Stanley	415	69,551	89,362	20,102
DaVita, Inc.	Morgan Stanley	4,633	340,833	396,816	56,388
Hologic, Inc.	Morgan Stanley	2,295	147,062	152,549	5,226
Humana, Inc.	Morgan Stanley	878	359,544	363,395	4,828
Medtronic PLC (Ireland)	Morgan Stanley	687	52,461	71,393	20,154
Universal Health Services, Inc., Class B .	Morgan Stanley	318	29,057	34,032	5,000

		16,448	1,440,113	1,576,161	145,706

Household & Personal Products
Church & Dwight Co., Inc.	Morgan Stanley	4,394	391,609	411,762	21,368
Clorox Co. (The)	Morgan Stanley	4,493	941,280	944,294	6,728
Colgate-Palmolive Co.	Morgan Stanley	7,945	541,902	612,957	77,380
Kimberly-Clark Corp.	Morgan Stanley	5,660	770,229	835,756	82,476
Procter & Gamble Co. (The)	Morgan Stanley	4,766	525,722	662,426	142,900

		27,258	3,170,742	3,467,195	330,852

Insurance
Aflac, Inc.	Morgan Stanley	30	821	1,090	277
Allstate Corp. (The)	Morgan Stanley	33	2,401	3,107	733
Aon PLC, Class A (Ireland)	Morgan Stanley	1,253	236,087	258,494	23,880

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Insurance — (continued)
Cincinnati Financial Corp.	Morgan Stanley	455	$22,400	$35,476	$13,638
Marsh & McLennan Cos., Inc.	Morgan Stanley	305	34,313	34,984	635
Travelers Cos., Inc. (The)	Morgan Stanley	164	14,551	17,743	3,478
WR Berkley Corp.	Morgan Stanley	68	3,177	4,158	990

		2,308	313,750	355,052	43,631

Materials
Amcor PLC (Jersey)	Morgan Stanley	26,480	293,295	292,604	1,031
Celanese Corp.	Morgan Stanley	425	27,545	45,666	18,671
CF Industries Holdings, Inc.	Morgan Stanley	3,189	86,013	97,934	13,080
DuPont de Nemours, Inc.	Morgan Stanley	6,132	232,738	340,203	111,417
Eastman Chemical Co.	Morgan Stanley	1,289	56,240	100,697	46,340
Ecolab, Inc.	Morgan Stanley	1,632	308,813	326,139	18,462
International Paper Co.	Morgan Stanley	1,548	46,777	62,756	17,611
Linde PLC (Ireland)	Morgan Stanley	509	90,811	121,208	31,430
LyondellBasell Industries NV, Class A (Netherlands)	Morgan Stanley	1,049	42,330	73,944	33,858
Newmont Corp.	Morgan Stanley	2,646	169,873	167,889	(1,479)
Nucor Corp.	Morgan Stanley	4,590	198,850	205,907	9,118
PPG Industries, Inc.	Morgan Stanley	3,288	299,145	401,399	105,267
Sealed Air Corp.	Morgan Stanley	10,894	321,898	422,796	104,512

		63,671	2,174,328	2,659,142	509,318

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	400	27,412	32,380	5,014
Alphabet, Inc., Class A	Morgan Stanley	647	740,082	948,243	209,177
Charter Communications, Inc., Class A .	Morgan Stanley	616	332,986	384,593	52,002
Electronic Arts, Inc.	Morgan Stanley	3,121	407,552	407,010	(983)
Facebook, Inc., Class A	Morgan Stanley	1,642	377,356	430,040	53,319
Fox Corp., Class A	Morgan Stanley	8,860	225,343	246,574	23,609
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	628	9,232	10,469	2,092
Take-Two Interactive Software, Inc.	Morgan Stanley	75	9,659	12,392	2,742

		15,989	2,129,622	2,471,701	346,972

Pharmaceuticals, Biotechnology & Life Sciences
Alexion Pharmaceuticals, Inc.	Morgan Stanley	1,183	95,001	135,371	40,475
Biogen, Inc.	Morgan Stanley	963	221,725	273,184	54,642
Gilead Sciences, Inc.	Morgan Stanley	5,203	336,121	328,778	1,911
Illumina, Inc.	Morgan Stanley	84	29,937	25,963	(4,003)
Johnson & Johnson	Morgan Stanley	6,058	768,084	901,915	157,321
Merck & Co., Inc.	Morgan Stanley	2,699	202,035	223,882	25,906
Pfizer, Inc.	Morgan Stanley	14,269	493,003	523,672	39,330
Regeneron Pharmaceuticals, Inc.	Morgan Stanley	1,079	641,324	604,003	(39,543)

		31,538	2,787,230	3,016,768	276,039

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Real Estate
Alexandria Real Estate Equities, Inc., REIT	Morgan Stanley	4	$530	$640	$113

Retailing
Advance Auto Parts, Inc.	Morgan Stanley	1,310	158,036	201,085	43,667
Amazon.com, Inc.	Morgan Stanley	450	794,191	1,416,928	623,694
AutoZone, Inc.	Morgan Stanley	421	467,101	495,786	29,244
Best Buy Co., Inc.	Morgan Stanley	1,161	63,358	129,208	67,273
Booking Holdings, Inc.	Morgan Stanley	7	8,661	11,975	3,313
Dollar General Corp.	Morgan Stanley	4,825	893,475	1,011,416	120,736
eBay, Inc.	Morgan Stanley	23,838	872,732	1,241,960	377,544
Expedia Group, Inc.	Morgan Stanley	15	687	1,375	678
Gap, Inc. (The)	Morgan Stanley	264	1,482	4,496	3,005
Genuine Parts Co.	Morgan Stanley	3,318	300,797	315,774	18,001
Home Depot, Inc. (The)	Morgan Stanley	1,795	434,809	498,489	69,211
LKQ Corp.	Morgan Stanley	4,097	75,855	113,610	37,837
Lowe’s Cos., Inc.	Morgan Stanley	3,836	471,496	636,239	167,417
O’Reilly Automotive, Inc.	Morgan Stanley	712	331,746	328,289	(3,063)
Target Corp.	Morgan Stanley	4,208	640,571	662,423	22,697
Tractor Supply Co.	Morgan Stanley	6,654	841,631	953,784	115,867
Ulta Beauty, Inc.	Morgan Stanley	260	38,967	58,235	19,304

		57,171	6,395,595	8,081,072	1,716,425

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	924	154,526	208,815	56,052
Broadridge Financial Solutions, Inc.	Morgan Stanley	1,852	254,276	244,464	(8,644)
Citrix Systems, Inc.	Morgan Stanley	3,116	413,407	429,104	19,056
Gartner, Inc.	Morgan Stanley	856	105,650	106,957	1,425
International Business Machines Corp.	Morgan Stanley	4,214	423,317	512,717	103,643
Mastercard, Inc., Class A	Morgan Stanley	903	228,865	305,368	77,507
Microsoft Corp.	Morgan Stanley	6,238	919,337	1,312,039	400,901
NortonLifeLock, Inc.	Morgan Stanley	30,618	622,560	638,079	24,802
Oracle Corp.	Morgan Stanley	12,751	658,705	761,235	107,129
Paychex, Inc.	Morgan Stanley	5,878	383,623	468,888	91,157
PayPal Holdings, Inc.	Morgan Stanley	778	121,627	153,289	31,864
Visa, Inc., Class A	Morgan Stanley	1,434	234,771	286,757	53,129
Western Union Co. (The)	Morgan Stanley	21,007	397,556	450,180	63,225

		90,569	4,918,220	5,877,892	1,021,246

Technology Hardware & Equipment
Apple, Inc.	Morgan Stanley	13,143	880,410	1,522,091	647,804
Cisco Systems, Inc.	Morgan Stanley	20,262	792,913	798,120	16,699
F5 Networks, Inc.	Morgan Stanley	336	39,886	41,251	1,402
FLIR Systems, Inc.	Morgan Stanley	7,133	276,764	255,718	(19,561)
HP, Inc.	Morgan Stanley	12,777	189,324	242,635	58,034

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Technology Hardware & Equipment — (continued)
Juniper Networks, Inc.	Morgan Stanley	10,259	$231,715	$220,569	$(7,007)

		63,910	2,411,012	3,080,384	697,371

Telecommunication Services
AT&T, Inc.	Morgan Stanley	14,950	436,583	426,224	(4,590)
Verizon Communications, Inc.	Morgan Stanley	11,462	638,099	681,874	51,066

		26,412	1,074,682	1,108,098	46,476

Transportation
CH Robinson Worldwide, Inc.	Morgan Stanley	7,132	687,899	728,819	44,366
Expeditors International of Washington, Inc.	Morgan Stanley	7,385	536,668	668,490	135,178
JB Hunt Transport Services, Inc.	Morgan Stanley	3,186	425,938	402,647	(22,325)
Norfolk Southern Corp.	Morgan Stanley	363	58,877	77,678	19,204
Old Dominion Freight Line, Inc.	Morgan Stanley	468	87,042	84,671	(2,277)

		18,534	1,796,424	1,962,305	174,146

Utilities
NRG Energy, Inc.	Morgan Stanley	6,710	217,109	206,265	(8,588)

Total Reference Entity — Long			43,929,530	51,324,790	7,866,290

Short
Automobiles & Components
Ford Motor Co.	Morgan Stanley	(12,485)	(86,200)	(83,150)	2,879

Banks
Bank of America Corp.	Morgan Stanley	(11,394)	(395,830)	(274,481)	114,448
Citizens Financial Group, Inc.	Morgan Stanley	(424)	(15,421)	(10,719)	2,697
Comerica, Inc.	Morgan Stanley	(139)	(9,223)	(5,317)	2,266
Fifth Third Bancorp	Morgan Stanley	(3,138)	(93,332)	(66,902)	24,551
First Republic Bank	Morgan Stanley	(2,154)	(246,830)	(234,915)	11,407
Huntington Bancshares, Inc.	Morgan Stanley	(1,905)	(28,336)	(17,469)	8,610
KeyCorp.	Morgan Stanley	(1,954)	(36,550)	(23,311)	10,474
M&T Bank Corp.	Morgan Stanley	(1,322)	(222,871)	(121,743)	96,340
People’s United Financial, Inc.	Morgan Stanley	(684)	(10,074)	(7,052)	2,845
Regions Financial Corp.	Morgan Stanley	(989)	(16,071)	(11,403)	5,447
SVB Financial Group	Morgan Stanley	(1,381)	(301,026)	(332,296)	(32,900)
Truist Financial Corp.	Morgan Stanley	(7,234)	(283,992)	(275,254)	5,768
Wells Fargo & Co.	Morgan Stanley	(379)	(20,551)	(8,910)	11,167
Zions Bancorp NA	Morgan Stanley	(163)	(7,275)	(4,763)	1,813

		(33,260)	(1,687,382)	(1,394,535)	264,933

Capital Goods
Boeing Co. (The)	Morgan Stanley	(1,867)	(644,813)	(308,540)	327,183
General Electric Co.	Morgan Stanley	(11,006)	(109,260)	(68,567)	39,485
Ingersoll Rand, Inc.	Morgan Stanley	(25,199)	(764,990)	(897,084)	(136,881)
Jacobs Engineering Group, Inc.	Morgan Stanley	(3,546)	(317,547)	(328,962)	(13,669)

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
L3Harris Technologies, Inc.	Morgan Stanley	(976)	$(176,698)	$(165,764)	$10,667
Textron, Inc.	Morgan Stanley	(227)	(11,879)	(8,192)	3,601
Xylem, Inc.	Morgan Stanley	(2,228)	(176,324)	(187,419)	(11,835)

		(45,049)	(2,201,511)	(1,964,528)	218,551

Commercial & Professional Services
Copart, Inc.	Morgan Stanley	(3,242)	(302,436)	(340,929)	(39,067)

Consumer Durables & Apparel
Hasbro, Inc.	Morgan Stanley	(124)	(14,835)	(10,257)	3,555
NVR, Inc.	Morgan Stanley	(34)	(130,658)	(138,826)	(8,422)
Ralph Lauren Corp.	Morgan Stanley	(844)	(60,933)	(57,367)	3,443
Tapestry, Inc.	Morgan Stanley	(4,382)	(71,311)	(68,491)	2,677
Under Armour, Inc., Class C	Morgan Stanley	(6,103)	(58,423)	(60,054)	(1,750)

		(11,487)	(336,160)	(334,995)	(497)

Consumer Services
Carnival Corp. (Panama)	Morgan Stanley	(13,717)	(222,513)	(208,224)	13,864
Chipotle Mexican Grill, Inc.	Morgan Stanley	(160)	(199,159)	(198,994)	(741)
Darden Restaurants, Inc.	Morgan Stanley	(1,216)	(135,199)	(122,500)	11,353
Domino’s Pizza, Inc.	Morgan Stanley	(677)	(272,052)	(287,915)	(18,204)
Hilton Worldwide Holdings, Inc.	Morgan Stanley	(1,883)	(163,515)	(160,658)	2,542
Las Vegas Sands Corp.	Morgan Stanley	(5,420)	(299,116)	(252,897)	39,476
Marriott International, Inc., Class A	Morgan Stanley	(1,533)	(219,336)	(141,925)	76,256
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	(8,648)	(218,888)	(147,967)	70,503
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	(3,400)	(316,971)	(220,082)	91,622
Starbucks Corp.	Morgan Stanley	(4,668)	(385,223)	(401,075)	(17,318)
Wynn Resorts Ltd.	Morgan Stanley	(3,474)	(318,330)	(249,468)	66,052

		(44,796)	(2,750,302)	(2,391,705)	335,405

Diversified Financials
Ameriprise Financial, Inc.	Morgan Stanley	(834)	(128,131)	(128,528)	(1,787)
Capital One Financial Corp.	Morgan Stanley	(203)	(21,672)	(14,588)	6,851
Charles Schwab Corp. (The)	Morgan Stanley	(3,771)	(183,936)	(136,623)	44,923
MarketAxess Holdings, Inc.	Morgan Stanley	(588)	(300,235)	(283,175)	17,059
MSCI, Inc.	Morgan Stanley	(2,720)	(908,403)	(970,442)	(68,203)
Northern Trust Corp.	Morgan Stanley	(2,009)	(212,225)	(156,642)	50,732
Raymond James Financial, Inc.	Morgan Stanley	(1,761)	(143,515)	(128,130)	13,461
State Street Corp.	Morgan Stanley	(763)	(53,832)	(45,269)	8,055
Synchrony Financial	Morgan Stanley	(179)	(5,963)	(4,684)	1,178

		(12,828)	(1,957,912)	(1,868,081)	72,269

Energy
Apache Corp.	Morgan Stanley	(431)	(5,145)	(4,082)	1,398
Cabot Oil & Gas Corp.	Morgan Stanley	(12,691)	(254,690)	(220,316)	32,281
Devon Energy Corp.	Morgan Stanley	(24,844)	(290,012)	(235,024)	49,898

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Diamondback Energy, Inc.	Morgan Stanley	(6,039)	$(324,995)	$(181,895)	$139,113
Hess Corp.	Morgan Stanley	(7,443)	(399,332)	(304,642)	89,072
Marathon Petroleum Corp.	Morgan Stanley	(6,973)	(242,638)	(204,588)	35,967
Noble Energy, Inc.	Morgan Stanley	(51,324)	(546,090)	(438,820)	103,530
Occidental Petroleum Corp.	Morgan Stanley	(37,134)	(874,298)	(371,711)	485,916
ONEOK, Inc.	Morgan Stanley	(5,465)	(341,904)	(141,981)	183,411
Pioneer Natural Resources Co.	Morgan Stanley	(3,070)	(350,769)	(263,989)	80,978

		(155,414)	(3,629,873)	(2,367,048)	1,201,564

Health Care Equipment & Services
ABIOMED, Inc.	Morgan Stanley	(1,187)	(286,083)	(328,870)	(43,330)
Align Technology, Inc.	Morgan Stanley	(1,730)	(441,465)	(566,333)	(126,605)
Baxter International, Inc.	Morgan Stanley	(508)	(45,417)	(40,853)	5,471
Boston Scientific Corp.	Morgan Stanley	(7,184)	(307,298)	(274,501)	33,068
Cooper Cos., Inc. (The)	Morgan Stanley	(1,413)	(441,824)	(476,351)	(35,690)
DexCom, Inc.	Morgan Stanley	(2,307)	(925,308)	(951,015)	(29,568)
Edwards Lifesciences Corp.	Morgan Stanley	(6,220)	(472,708)	(496,480)	(24,663)
Henry Schein, Inc.	Morgan Stanley	(39)	(2,330)	(2,292)	13
IDEXX Laboratories, Inc.	Morgan Stanley	(1,194)	(376,329)	(469,373)	(97,842)
Intuitive Surgical, Inc.	Morgan Stanley	(160)	(109,405)	(113,526)	(4,336)
ResMed, Inc.	Morgan Stanley	(349)	(61,597)	(59,829)	1,373
Teleflex, Inc.	Morgan Stanley	(922)	(336,961)	(313,867)	22,045
West Pharmaceutical Services, Inc.	Morgan Stanley	(395)	(107,795)	(108,586)	(1,369)

		(23,608)	(3,914,520)	(4,201,876)	(301,433)

Household & Personal Products
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	(477)	(104,773)	(104,105)	388

Insurance
American International Group, Inc.	Morgan Stanley	(2,498)	(123,268)	(68,770)	51,860
Lincoln National Corp.	Morgan Stanley	(248)	(15,015)	(7,770)	6,241
Principal Financial Group, Inc.	Morgan Stanley	(1,206)	(68,831)	(48,566)	16,391
Prudential Financial, Inc.	Morgan Stanley	(2,261)	(206,854)	(143,619)	52,813
Unum Group	Morgan Stanley	(207)	(6,128)	(3,484)	1,937

		(6,420)	(420,096)	(272,209)	129,242

Materials
Air Products & Chemicals, Inc.	Morgan Stanley	(180)	(52,731)	(53,615)	(1,277)
Albemarle Corp.	Morgan Stanley	(5,439)	(370,197)	(485,594)	(120,766)
Ball Corp.	Morgan Stanley	(5,660)	(424,551)	(470,459)	(49,793)
Corteva, Inc.	Morgan Stanley	(16,187)	(437,382)	(466,347)	(30,815)
Freeport-McMoRan, Inc.	Morgan Stanley	(45,139)	(465,811)	(705,974)	(246,285)
International Flavors & Fragrances, Inc.	Morgan Stanley	(133)	(16,875)	(16,286)	551

		(72,738)	(1,767,547)	(2,198,275)	(448,385)

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment
Live Nation Entertainment, Inc.	Morgan Stanley	(6,252)	$(359,935)	$(336,858)	$22,396

Pharmaceuticals, Biotechnology & Life Sciences
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	(1,054)	(488,497)	(543,295)	(57,381)
Catalent, Inc.	Morgan Stanley	(4,599)	(385,154)	(393,950)	(9,523)
IQVIA Holdings, Inc.	Morgan Stanley	(1,422)	(225,666)	(224,150)	938
Mettler-Toledo International, Inc.	Morgan Stanley	(328)	(266,641)	(316,766)	(54,784)
Perrigo Co. PLC (Ireland)	Morgan Stanley	(6,754)	(369,403)	(310,076)	56,598
Vertex Pharmaceuticals, Inc.	Morgan Stanley	(2,080)	(592,437)	(566,010)	25,773

		(16,237)	(2,327,798)	(2,354,247)	(38,379)

Real Estate
Digital Realty Trust, Inc., REIT	Morgan Stanley	(2,335)	(361,426)	(342,685)	15,325
Equinix, Inc., REIT	Morgan Stanley	(1,207)	(842,311)	(917,477)	(82,520)
Healthpeak Properties, Inc., REIT	Morgan Stanley	(14,844)	(408,450)	(403,015)	415
Host Hotels & Resorts, Inc., REIT	Morgan Stanley	(3,106)	(52,810)	(33,514)	17,790
Iron Mountain, Inc., REIT	Morgan Stanley	(8)	(273)	(214)	28
Prologis, Inc., REIT	Morgan Stanley	(527)	(55,493)	(53,027)	3,046

		(22,027)	(1,720,763)	(1,749,932)	(45,916)

Retailing
Dollar Tree, Inc.	Morgan Stanley	(2,415)	(279,521)	(220,586)	58,403
Etsy, Inc.	Morgan Stanley	(7,630)	(873,020)	(928,037)	(56,652)
Ross Stores, Inc.	Morgan Stanley	(1,827)	(166,210)	(170,496)	(4,605)
TJX Cos., Inc. (The)	Morgan Stanley	(6,896)	(380,981)	(383,762)	(3,673)

		(18,768)	(1,699,732)	(1,702,881)	(6,527)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	Morgan Stanley	(12,317)	(727,710)	(1,009,871)	(290,309)
Analog Devices, Inc.	Morgan Stanley	(3,125)	(368,602)	(364,813)	526
Microchip Technology, Inc.	Morgan Stanley	(4,444)	(439,881)	(456,665)	(20,634)
NVIDIA Corp.	Morgan Stanley	(1,587)	(729,330)	(858,916)	(131,137)
Qorvo, Inc.	Morgan Stanley	(3,731)	(470,791)	(481,336)	(11,432)
QUALCOMM, Inc.	Morgan Stanley	(5,305)	(521,870)	(624,292)	(112,279)
Teradyne, Inc.	Morgan Stanley	(4,702)	(362,340)	(373,621)	(11,966)
Xilinx, Inc.	Morgan Stanley	(4,562)	(479,747)	(475,543)	1,956

		(39,773)	(4,100,271)	(4,645,057)	(575,275)

Software & Services
Akamai Technologies, Inc.	Morgan Stanley	(7,892)	(829,485)	(872,382)	(45,061)
DXC Technology Co.	Morgan Stanley	(8,557)	(194,639)	(152,742)	40,398
Fidelity National Information Services, Inc.	Morgan Stanley	(6,825)	(948,623)	(1,004,708)	(63,775)
Fiserv, Inc.	Morgan Stanley	(5,919)	(637,483)	(609,953)	25,550
Fortinet, Inc.	Morgan Stanley	(8,584)	(1,148,170)	(1,011,281)	134,741
Global Payments, Inc.	Morgan Stanley	(6,327)	(1,126,739)	(1,123,549)	(1,691)
Intuit, Inc.	Morgan Stanley	(910)	(288,725)	(296,851)	(11,974)

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Jack Henry & Associates, Inc.	Morgan Stanley	(702)	$(130,027)	$(114,138)	$17,682
Leidos Holdings, Inc.	Morgan Stanley	(1,743)	(163,675)	(155,388)	7,354
Paycom Software, Inc.	Morgan Stanley	(3,799)	(1,052,376)	(1,182,629)	(132,222)
Tyler Technologies, Inc.	Morgan Stanley	(2,387)	(833,487)	(832,013)	(367)
VeriSign, Inc.	Morgan Stanley	(2,986)	(633,734)	(611,682)	20,887

		(56,631)	(7,987,163)	(7,967,316)	(8,478)

Technology Hardware & Equipment
Arista Networks, Inc.	Morgan Stanley	(138)	(35,659)	(28,556)	7,026
IPG Photonics Corp.	Morgan Stanley	(2,204)	(357,655)	(374,614)	(17,635)
Keysight Technologies, Inc.	Morgan Stanley	(6,213)	(632,997)	(613,720)	17,849
Western Digital Corp.	Morgan Stanley	(28,382)	(1,245,697)	(1,037,362)	199,389
Zebra Technologies Corp., Class A	Morgan Stanley	(188)	(52,701)	(47,462)	5,228

		(37,125)	(2,324,709)	(2,101,714)	211,857

Telecommunication Services
T-Mobile US, Inc.	Morgan Stanley	(8,883)	(1,020,711)	(1,015,860)	2,976

Transportation
Alaska Air Group, Inc.	Morgan Stanley	(749)	(28,496)	(27,436)	996
American Airlines Group, Inc.	Morgan Stanley	(2,557)	(38,465)	(31,425)	6,957
Southwest Airlines Co.	Morgan Stanley	(2,005)	(76,292)	(75,188)	951
United Airlines Holdings, Inc.	Morgan Stanley	(820)	(36,762)	(28,495)	8,187

		(6,131)	(180,015)	(162,544)	17,091

Utilities
Alliant Energy Corp.	Morgan Stanley	(6,320)	(329,150)	(326,428)	1,217
Ameren Corp.	Morgan Stanley	(9,564)	(737,082)	(756,321)	(29,310)
American Electric Power Co., Inc.	Morgan Stanley	(5,196)	(443,755)	(424,669)	15,433
American Water Works Co., Inc.	Morgan Stanley	(4,429)	(588,460)	(641,674)	(57,831)
Atmos Energy Corp.	Morgan Stanley	(4,422)	(441,419)	(422,699)	15,779
CenterPoint Energy, Inc.	Morgan Stanley	(3,621)	(108,553)	(70,066)	35,075
CMS Energy Corp.	Morgan Stanley	(5,758)	(346,432)	(353,599)	(9,569)
Consolidated Edison, Inc.	Morgan Stanley	(3,743)	(277,693)	(291,205)	(16,451)
DTE Energy Co.	Morgan Stanley	(1,991)	(250,795)	(229,045)	13,860
Duke Energy Corp.	Morgan Stanley	(507)	(51,977)	(44,900)	6,002
Edison International	Morgan Stanley	(14,212)	(855,177)	(722,538)	110,288
Entergy Corp.	Morgan Stanley	(4,137)	(436,305)	(407,619)	21,092
Evergy, Inc.	Morgan Stanley	(7,864)	(423,159)	(399,648)	19,997
Eversource Energy	Morgan Stanley	(8,439)	(729,438)	(705,078)	17,437
Exelon Corp.	Morgan Stanley	(9,761)	(482,568)	(349,053)	121,529
FirstEnergy Corp.	Morgan Stanley	(8,002)	(298,878)	(229,737)	63,274
NextEra Energy, Inc.	Morgan Stanley	(1,362)	(373,773)	(378,037)	(6,319)
NiSource, Inc.	Morgan Stanley	(6,490)	(175,012)	(142,780)	28,718
Pinnacle West Capital Corp.	Morgan Stanley	(7,632)	(616,282)	(568,966)	43,828
PPL Corp.	Morgan Stanley	(7,656)	(266,216)	(208,320)	46,822

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Concluded)

September 30, 2020

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Utilities — (continued)
Public Service Enterprise Group, Inc.	Morgan Stanley	(241)	$(12,482)	$(13,233)	$(796)
Sempra Energy	Morgan Stanley	(4,118)	(527,876)	(487,406)	34,861
Southern Co. (The)	Morgan Stanley	(5,171)	(279,507)	(280,372)	(3,362)
WEC Energy Group, Inc.	Morgan Stanley	(3,771)	(350,402)	(365,410)	(18,559)
Xcel Energy, Inc.	Morgan Stanley	(8,674)	(579,814)	(598,593)	(28,376)

		(143,081)	(9,982,205)	(9,417,396)	424,639

Total Reference Entity — Short			(50,862,014)	(48,975,241)	1,440,233

Net Value of Reference Entity			$(6,932,484)	$2,349,549	$9,306,523

*	Includes $24,490 related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM TOTAL RETURN FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES(a) — 99.6%
Gotham Defensive Long 500 Fund	1,077,135	$12,904,078
Gotham Hedged Core Fund	301,062	3,411,033
Gotham Index Plus Fund	357,634	5,790,088
Gotham Large Value Fund	81,815	1,061,959
Gotham Neutral Fund*	463,120	4,256,076
Gotham Short Strategies Fund	146,472	1,086,822

TOTAL AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES (Cost $26,060,092)		28,510,056

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%		127,310

NET ASSETS - 100.0%		$28,637,366

(a)	All affiliated fund investments are in Institutional Class shares. The financial statements of the affiliated funds are publicly available on the Securities and Exchange Commission’s website.

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Assets and Liabilities

September 30, 2020

	Gotham Absolute Return Fund	Gotham Enhanced Return Fund	Gotham Neutral Fund
Assets
Non-affiliated investments, at value[1,2]	$480,209,208	$224,483,609	$52,675,936
Swaps, at value(a)	4,927,599	46,431,845	1,770,576
Cash	18,798,020	869,757	917,576
Due from broker	64,459	754,329	114,486
Receivables:
Investments sold	6,710,632	2,884,335	1,824,645
Capital shares sold	265,299	60,272	23,057
Dividends and interest	396,140	200,760	38,491
Prepaid expenses and other assets	24,071	12,581	13,621

Total assets	511,395,428	275,697,488	57,378,388

Liabilities
Obligation to return cash collateral on swap contracts (Note 1)	—	35,430,000	—
Payables:
Investments purchased	3,234,027	2,775,986	678,741
Dividends and fees on securities sold short	—	—	776
Capital shares redeemed	1,352,033	346,521	794,453
Investment adviser	602,614	283,854	52,987
Administration and accounting fees	56,128	33,432	21,649
Accrued expenses	161,360	103,012	154,492

Total liabilities	5,406,162	38,972,805	1,703,098

Net Assets	$505,989,266	$236,724,683	$55,675,290

Net Assets Consisted of:
Capital stock, $0.01 par value	$351,546	$231,912	$60,603
Paid-in capital	557,970,565	188,272,774	127,068,197
Total distributable earnings (loss)	(52,332,845)	48,219,997	(71,453,510)

Net Assets	$505,989,266	$236,724,683	$55,675,290

Institutional Class Shares:
Net assets	$505,989,266	$236,724,683	$55,675,290

Shares outstanding	35,154,598	23,191,238	6,060,316

Net asset value, offering and redemption price per share	$14.39	$10.21	$9.19

[1]Non-affiliated investments, at cost	$394,594,495	$195,848,608	$41,677,142
[2]Includes market value of securities designated as collateral for swaps	$135,010,421	$73,099,488	$21,467,530

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Assets and Liabilities (Concluded)

September 30, 2020

	Gotham Large Value Fund	Gotham Defensive Long 500 Fund	Gotham Total Return Fund
Assets
Non-affiliated investments, at value[1,2,3]	$69,647,399	$51,935,855	$—
Affiliated investments, at value[4]	—	—	28,510,056
Swaps, at value(a)	—	9,306,523	—
Cash	243,842	426,978	142,063
Due from broker	—	131,991	—
Receivables:
Investments sold	358,423	363,710	—
Capital shares sold	17,500	—	267
Dividends and interest	97,133	46,023	—
Investment adviser	—	—	24,460
Prepaid expenses and other assets	5,555	10,308	14,214

Total assets	70,369,852	62,221,388	28,691,060

Liabilities
Due to broker	—	15,395	—
Obligation to return cash collateral on swap contracts (Note 1)	—	7,350,000	—
Payables:
Investments purchased	270,835	105,047	—
Capital shares redeemed	36,720	—	—
Investment adviser	9,701	30,221	—
Administration and accounting fees	9,031	10,311	11,256
12b-1 distribution fees (Investor Class)	—	—	551
Accrued expenses	41,008	35,057	41,887

Total liabilities	367,295	7,546,031	53,694

Net Assets	$70,002,557	$54,675,357	$28,637,366

Net Assets Consisted of:
Capital stock, $0.01 par value	$53,915	$45,625	$24,480
Paid-in capital	70,782,974	59,444,677	28,348,712
Total distributable earnings/(loss)	(834,332)	(4,814,945)	264,174

Net Assets	$70,002,557	$54,675,357	$28,637,366

Institutional Class Shares:
Net assets	$70,002,557	$54,675,357	$25,967,133

Shares outstanding	5,391,540	4,562,474	2,219,179

Net asset value, offering and redemption price per share	$12.98	$11.98	$11.70

Investor Class Shares:
Net assets	N/A	N/A	$2,670,233

Shares outstanding	N/A	N/A	228,866

Net asset value, offering and redemption price per share	N/A	N/A	$11.67

[1]Non-affiliated investments, at cost	$63,901,583	$45,198,437	$—
[2]Includes market value of securities designated as collateral for swaps	$—	$22,460,162	$—
[3]Includes market value of securities on loan	$—	$1,397,470	$—
[4]Affiliated investments, at cost	$—	$—	$26,060,092

(a)	Primary risk exposure is equity price risk.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations

For the Year Ended September 30, 2020

	Gotham Absolute Return Fund		Gotham Enhanced Return Fund		Gotham Neutral Fund
Investment Income
Dividend income	$14,521,628		$6,143,652		$2,344,109
Less: taxes withheld	(25,577)		(8,893)		(10,438)
Interest	17,241		54,338		9,413

Total investment income	14,513,292		6,189,097		2,343,084

Expenses
Advisory fees (Note 2)	12,889,385		6,826,522		2,478,236
Administration and accounting fees (Note 2)	240,977		179,660		100,783
Dividends and fees on securities sold short (Note 1)	3,380,789		214,417		895,184
Transfer agent fees (Note 2)	531,991		245,250		2,545
Custodian fees (Note 2)	67,624		56,775		15,809
Trustees’ and officers’ fees (Note 2)	158,580		86,803		31,524
Printing and shareholder reporting fees	132,170		48,402		45,260
Registration and filing fees	56,165		27,859		27,085
Legal fees	165,677		87,740		36,518
Audit fees	74,677		51,556		32,809
Other expenses	64,415		39,614		18,640

Total expenses before recoupments, waivers and/or reimbursements	17,762,450		7,864,598		3,684,393

Recoupments, waivers and/or reimbursements (Note 2)	(641,837)		(367,258)		(138,566)

Net expenses after recoupments, waivers and/or reimbursements	17,120,613		7,497,340		3,545,827

Net investment loss	(2,607,321)		(1,308,243)		(1,202,743)

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from non-affiliated investments	(10,296,762)		59,512,077		2,550,316
Net realized gain/(loss) from securities sold short	5,844,110		11,806		(1,920,768)
Net realized loss on swaps	(10,615,564	)(a)	(67,889,799	)(a)	(75,297	)(a)
Net change in unrealized appreciation/(depreciation) on non-affiliated investments	3,997,827		(60,679,313)		(3,308,603)
Net change in unrealized appreciation/(depreciation) on securities sold short	(39,712,418)		(15,983)		(14,986,073)
Net change in unrealized appreciation/(depreciation) on swaps	4,927,599	(a)	33,766,037	(a)	1,770,576	(a)

Net realized and unrealized loss on investments	(45,855,208)		(35,295,175)		(15,969,849)

Net decrease in net assets resulting from operations	$(48,462,529)		$(36,603,418)		$(17,172,592)

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations (Concluded)

For the Year Ended September 30, 2020

	Gotham Large Value Fund	Gotham Defensive Long 500 Fund		Gotham Total Return Fund
Investment Income
Dividends from non-affiliated investments	$1,748,634	$1,359,503		$—
Dividends from affiliated investments	—	—		294,464
Interest	3,163	24,535		3,191
Income from securities loaned (Note 5)	—	1,339		—

Total investment income	1,751,797	1,385,377		297,655

Expenses
Advisory fees (Note 2)	487,123	759,506		—
Administration and accounting fees (Note 2)	31,220	50,071		42,685
Distribution fees (Investor Class)	—	—		7,163
Transfer agent fees (Note 2)	34,711	9,073		32,509
Custodian fees (Note 2)	4,215	9,996		11,748
Trustees’ and officers’ fees (Note 2)	14,061	9,313		7,007
Printing and shareholder reporting fees	23,896	25,311		22,436
Registration and filing fees	26,487	15,739		31,254
Legal fees	14,940	17,702		9,182
Audit fees	25,775	27,250		22,865
Other expenses	9,314	8,033		8,250

Total expenses before waivers and/or reimbursements	671,742	931,994		195,099

Recoupments and/or waivers, reimbursements (Note 2)	(184,619)	(172,488)		(187,936)

Net expenses after waivers and/or reimbursements	487,123	759,506		7,163

Net investment income	1,264,674	625,871		290,492

Net realized and unrealized gain/(loss) from investments:
Net realized loss from non-affiliated investments	(5,960,490)	(5,031,097)		—
Net realized loss from affiliated investments	—	—		(2,193,483)
Net realized loss on swaps	—	(14,900,273	)(a)	—
Capital gain distributions from affiliated investments	—	—		87,211
Net change in unrealized appreciation/(depreciation) on non-affiliated investments	2,488,169	3,705,817		—
Net change in unrealized appreciation/(depreciation) on affiliated investments	—	—		(861,238)
Net change in unrealized appreciation/(depreciation) on swaps	—	8,812,391	(a)	—

Net realized and unrealized loss on investments	(3,472,321)	(7,413,162)		(2,967,510)

Net decrease in net assets resulting from operations	$(2,207,647)	$(6,787,291)		$(2,677,018)

(a)	Primary risk exposure is equity price risk.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets

	Gotham Absolute Return Fund		Gotham Enhanced Return Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net increase/(decrease) in net assets from operations:
Net investment loss	$(2,607,321)	$(170,085)	$(1,308,243)	$(3,582,506)
Net realized gain/(loss) from investments, securities sold short and swaps	(15,068,216)	3,181,003	(8,365,916)	164,430,741
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short and swaps	(30,786,992)	867,308	(26,929,259)	(164,513,716)

Net increase/(decrease) in net assets resulting from operations	(48,462,529)	3,878,226	(36,603,418)	(3,665,481)

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Total distributable earnings	—	—	(124,087,944)	(64,015,741)

Net decrease in net assets from dividends and distributions to shareholders	—	—	(124,087,944)	(64,015,741)

Decrease in Net Assets from Capital Share Transactions (Note 4)	(302,795,097)	(215,675,985)	(121,651,134)	(259,084,560)

Total decrease in net assets	(351,257,626)	(211,797,759)	(282,342,496)	(326,765,782)

Net assets
Beginning of year	857,246,892	1,069,044,651	519,067,179	845,832,961

End of year	$505,989,266	$857,246,892	$236,724,683	$519,067,179

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets (Continued)

	Gotham Neutral Fund		Gotham Large Value Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(1,202,743)	$276,397	$1,264,674	$836,287
Net realized gain/(loss) from investments, securities sold short and swaps	554,251	7,379,264	(5,960,490)	(966,077)
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short and swaps	(16,524,100)	(6,399,575)	2,488,169	2,655,043

Net increase/(decrease) in net assets resulting from operations	(17,172,592)	1,256,086	(2,207,647)	2,525,253

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Total distributable earnings	—	—	(1,610,912)	(487,128)

Net decrease in net assets from dividends and distributions to shareholders	—	—	(1,610,912)	(487,128)

Increase/(decrease) in Net Assets from Capital Share Transactions (Note 4)	(108,565,570)	(176,514,391)	14,843,066	25,621,728

Total increase/(decrease) in net assets	(125,738,162)	(175,258,305)	11,024,507	27,659,853

Net assets
Beginning of year	181,413,452	356,671,757	58,978,050	31,318,197

End of year	$55,675,290	$181,413,452	$70,002,557	$58,978,050

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets (Concluded)

	Gotham Defensive Long 500 Fund		Gotham Total Return Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net increase/(decrease) in net assets from operations:
Net investment income	$625,871	$147,263	$290,492	$103,865
Net realized gain/(loss) from investments and swaps	(19,931,370)	(344,861)	(2,106,272)	1,729,577
Net change in unrealized appreciation/ (depreciation) on investments and swaps	12,518,208	1,532,731	(861,238)	(1,461,636)

Net increase/(decrease) in net assets resulting from operations	(6,787,291)	1,335,133	(2,677,018)	371,806

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Total distributable earnings	(878,804)	(877,426)	(1,914,251)	(384,983)

Investor Class Shares:
Total distributable earnings	—	—	(178,991)	(28,675)

Net decrease in net assets from dividends and distributions to shareholders	(878,804)	(877,426)	(2,093,242)	(413,658)

Increase/(decrease) in Net Assets from Capital Share Transactions (Note 4)	2,973,681	47,878,679	(1,481,855)	6,603,654

Total increase/(decrease) in net assets	(4,692,414)	48,336,386	(6,252,115)	6,561,802

Net assets
Beginning of year	59,367,771	11,031,385	34,889,481	28,327,679

End of year	$54,675,357	$59,367,771	$28,637,366	$34,889,481

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statement of Cash Flow

	Gotham Absolute Return Fund	Gotham Neutral Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2020
Cash flows provided by (used in) operating activities:
Net decrease in net assets resulting from operations	$(48,462,529)	$(17,172,592)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(2,026,770,272)	(540,610,027)
Proceeds from disposition of long-term portfolio investments	2,568,782,215	707,721,904
Purchases to cover securities sold short	(1,784,121,217)	(675,171,562)
Proceeds from securities sold short	1,236,066,469	483,302,276
Net payments received from (made to) counterparties for derivative contracts	(10,617,489)	(73,637)
Net realized gain (loss) on investments, securities sold short, swaps and foreign currency	15,068,216	(554,251)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short and swaps	30,786,992	16,524,100
Return of capital received from real estate investment trusts	34,061	36,442
Decrease in receivable for securities sold.	18,032,026	6,557,953
Decrease in dividend and interest receivable	786,289	208,791
Decrease in prepaid expenses and other assets	3,892	3,662
Increase in receivable from Investment Advisor	(958,335)	(387,991)
Decrease in payable for investments purchased	(19,974,319)	(7,278,248)
Decrease in due to broker	(64,459)	(114,486)
Increase/(decrease) in payable for dividends on securities sold short	37,761	(46,046)
Class action settlement proceeds	104,047	106,819
Decrease in accrued expense payable	(43,745)	(119,241)

Net cash provided by operating activities	(21,310,397)	(27,066,134)

Cash flows from financing activities:
Proceeds from shares sold	111,960,141	22,937,648
Payment of shares redeemed	(413,922,799)	(131,164,110)

Net cash used in financing activities	(301,962,658)	(108,226,462)

Net decrease in cash and restricted cash	(323,273,055)	(135,292,596)
Cash and restricted cash:
Beginning of Year:	342,071,075	136,210,172
End of Year:	18,798,020	917,576
Reconciliation of restricted and unrestricted cash at the beginning of the year to the statements of assets and liabilities:
Cash	2,286,893	396,767
Restricted cash	339,784,182	135,813,405
Reconciliation of restricted and unrestricted cash at the end of the year to the statements of assets and liabilities:
Cash	$18,798,020	$917,576

Restricted cash	$—	$—

Supplemental disclosure of cash flow information:
Cash received during the year for financing charges	$(546,056)	$(444,576)

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Absolute Return Fund Institutional Class Shares
	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Operating Performance
Net asset value, beginning of year	$15.01	$14.86		$13.94	$12.70	$12.48

Net investment loss(1)	(0.06)	(0.00	)(2)	(0.09)	(0.12)	(0.07)
Net realized and unrealized gain/(loss) on investments	(0.56)	0.15		1.01	1.36	0.46

Total from investment operations	(0.62)	0.15		0.92	1.24	0.39

Dividends and distributions to shareholders from:
Net realized capital gains	—	—		—	—	(0.17)

Total dividends and distributions to shareholders	—	—		—	—	(0.17)

Redemption fees	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)

Net asset value, end of year	$14.39	$15.01		$14.86	$13.94	$12.70

Total investment return(4)	(4.13)%	1.01%		6.60%	9.76%	3.14%
Ratio/Supplemental Data
Net assets, end of year (in 000s)	$505,989	$857,247		$1,069,045	$884,205	$982,987
Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any (including dividend and interest expense)(5)	2.55%	2.58%		2.56%	2.81%	3.09%
Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(5)(6)	2.65%	2.60%		2.63%	2.95%	3.09%
Ratio of net investment loss to average net assets (including dividend and interest expense)	(0.39)%	(0.02	)%(7)	(0.58)%	(0.88)%	(0.56)%
Portfolio turnover rate	259%	233%		258%	238%	272%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.005) per share.
(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers, reimbursement, and recoupments for the Fund would be 2.05%, 2.15%, 2.15%, 2.15% and 2.20% for the years ended September 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(6)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(7)	Net rebate income on securities sold short exceeded dividends and fees on securities sold short during the period. (See Note 1).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Enhanced Return Fund Institutional Class Shares
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Operating Performance
Net asset value, beginning of year	$14.51	$15.55	$13.68	$11.79	$11.10

Net investment income/(loss)(1)	(0.04)	(0.08)	(0.13)	(0.07)	0.02
Net realized and unrealized gain/(loss) on investments	(0.48)	0.26	2.14	1.96	0.87

Total from investment operations	(0.52)	0.18	2.01	1.89	0.89

Dividends and distributions to shareholders from:
Net realized capital gains	(3.78)	(1.22)	(0.14)	—	(0.20)

Total dividends and distributions to shareholders	(3.78)	(1.22)	(0.14)	—	(0.20)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$10.21	$14.51	$15.55	$13.68	$11.79

Total investment return(3)	(6.81)%	1.79%	14.79%	16.03%	8.18%
Ratio/Supplemental Data
Net assets, end of year (in 000s)	$236,725	$519,067	$845,833	$897,371	$950,202
Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any (including dividend and interest expense)(4)	2.12%	3.56%	3.63%	3.55%	3.58%
Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(4)(5)	2.22%	3.56%	3.67%	3.56%	3.58%
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.37)%	(0.56)%	(0.84)%	(0.51)%	0.16%
Portfolio turnover rate	213%	204%	197%	196%	248%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers, reimbursement, and recoupments for the Fund would be 2.06%, 2.15%, 2.15%, 2.15% and 2.15% for years ended September 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Neutral Fund Institutional Class Shares
	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Operating Performance
Net asset value, beginning of year	$10.35	$10.25		$10.23	$9.91	$9.99

Net investment income/(loss)(1)	(0.09)	0.01		(0.09)	(0.13)	(0.10)
Net realized and unrealized gain/(loss) on investments	(1.07)	0.09		0.11	0.45	0.08

Total from investment operations	(1.16)	0.10		0.02	0.32	(0.02)

Dividends and distributions to shareholders from:
Net realized capital gains	—	—		—	—	(0.06)

Total dividends and distributions to shareholders	—	—		—	—	(0.06)

Redemption fees	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$9.19	$10.35		$10.25	$10.23	$9.91

Total investment return(3)	(11.21)%	0.98%		0.20%	3.23%	(0.16)%
Ratio/Supplemental Data
Net assets, end of year (in 000s)	$55,675	$181,413		$356,672	$669,540	$783,024
Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any (including dividend and interest expense)(4)	2.79%	2.34%		2.61%	3.10%	3.56%
Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(4)(5)	2.90%	2.33%		2.73%	3.14%	3.56%
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.95)%	0.11	%(6)	(0.87)%	(1.31)%	(1.02)%
Portfolio turnover rate	356%	331%		274%	261%	303%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers, reimbursement, and recoupments for the Fund would be 2.09%, 2.15%, 2.15%, 2.15% and 2.16% for the years ended September 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Net rebate income on securities sold short exceeded dividends and fees on securities sold short during the period. (See Note 1).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Large Value Fund Institutional Class Shares
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016*
Per Share Operating Performance
Net asset value, beginning of year/period	$13.29	$13.02	$12.46	$10.87	$10.00

Net investment income(1)	0.25	0.20	0.14	0.14	0.11

Net realized and unrealized gain/(loss) on investments	(0.22)	0.18	2.03	1.71	0.76

Total from investment operations	0.03	0.38	2.17	1.85	0.87

Dividends and distributions to shareholders from:
Net investment income	(0.23)	(0.01)	(0.28)	(0.26)	—
Net realized capital gains	(0.11)	(0.10)	(1.33)	—	—

Total dividends and distributions to shareholders	(0.34)	(0.11)	(1.61)	(0.26)	—

Redemption fees	0.00 (2)	—	—	—	—

Net asset value, end of year/period	$12.98	$13.29	$13.02	$12.46	$10.87

Total investment return(3)	0.04%	3.11%	18.93%	17.31%	8.70%
Ratio/Supplemental Data
Net assets, end of year/period (in 000s)	$70,003	$58,978	$31,318	$2,627	$2,236
Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any	0.75%	0.75%	0.88%	0.95%	0.95	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(5)	1.03%	1.05%	2.19%	4.40%	4.90	%(4)
Ratio of net investment income to average net assets	1.95%	1.61%	1.12%	1.19%	1.41	%(4)
Portfolio turnover rate	406%	316%	670%	169%	244	%(6)

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on December 31, 2015.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Defensive Long 500 Fund Institutional Class Shares
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016*
Per Share Operating Performance
Net asset value, beginning of year/period	$13.20	$13.78	$11.71	$9.99	$10.00

Net investment income(1)	0.14	0.13	0.09	0.04	—
Net realized and unrealized gain/(loss) on investments	(1.17)	0.32	2.06	1.68	(0.01)

Total from investment operations	(1.03)	0.45	2.15	1.72	(0.01)

Dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.07)	(0.08)	—	—
Net realized capital gains	(0.11)	(0.96)	—	—	—

Total dividends and distributions to shareholders	(0.19)	(1.03)	(0.08)	—	—

Redemption fees	0.00 (2)	—	—	—	—

Net asset value, end of year/period	$11.98	$13.20	$13.78	$11.71	$9.99

Total investment return(3)	(7.95)%	3.71%	18.42%	17.10%	(0.10)%
Ratio/Supplemental Data
Net assets, end of year/period (in 000s)	$54,675	$59,368	$11,031	$7,940	$1,999
Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any (including dividend and interest expense)(4)	1.35%	3.21%	3.51%	3.80%	—
Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(4)(5)	1.66%	3.81%	4.08%	5.01%	—
Ratio of net investment income to average net assets (including dividend and interest expense)	1.11%	1.03%	0.73%	0.39%	—
Portfolio turnover rate	294%	429%	220%	259%	—

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on September 30, 2016.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers, reimbursements, and recoupments for the Fund would be 1.42%, 1.50% and 1.50% for the years ended September 30, 2019, 2018 and 2017, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Total Return Fund Institutional Class Shares
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Operating Performance
Net asset value, beginning of year	$13.28	$13.38	$11.60	$10.02	$9.33

Net investment income(1)	0.11	0.05	0.03	0.01	0.17
Net realized and unrealized gain/(loss) on investments	(0.91)	0.03	1.80	1.58	0.72

Total from investment operations	(0.80)	0.08	1.83	1.59	0.89

Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.05)	(0.04)	(0.01)	(0.18)
Net realized capital gains	(0.67)	(0.13)	(0.01)	—	(0.02)

Total dividends and distributions to shareholders	(0.78)	(0.18)	(0.05)	(0.01)	(0.20)

Redemption fees	0.00 (2)	0.00 (2)	—	—	—

Net asset value, end of year	$11.70	$13.28	$13.38	$11.60	$10.02

Total investment return(3)	(6.54)%	0.67%	15.73%	15.82%	9.65%
Ratio/Supplemental Data
Net assets, end of year (in 000s)	$25,967	$32,167	$26,218	$18,539	$8,062
Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any	0.00%	0.00%	0.00%	0.02%	0.17%
Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(4)	0.59%	0.69%	0.51%	0.74%	1.55%
Ratio of net investment income to average net assets	0.94%	0.35%	0.27%	0.09%	1.78%
Portfolio turnover rate	55%	3%	1%	27%	6%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Financial Highlights (Concluded)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Total Return Fund Investor Class Shares
	Year Ended September 30, 2020	Year Ended September 30, 2019	Period Ended September 30, 2018*
Per Share Operating Performance
Net asset value, beginning of year/period	$13.24	$13.35	$12.60

Net investment income/(loss)(1)	0.08	0.01	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.90)	0.03	0.77

Total from investment operations	(0.82)	0.04	0.75

Dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.02)	—
Net realized capital gains	(0.67)	(0.13)	—

Total dividends and distributions to shareholders	(0.75)	(0.15)	—

Redemption fees	0.00 (2)	0.00 (2)	—

Net asset value, end of year/period	$11.67	$13.24	$13.35

Total investment return(3)	(6.70)%	0.40%	5.95%
Ratio/Supplemental Data
Net assets, end of year/period (in 000s)	$2,670	$2,723	$2,110
Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any	0.25%	0.25%	0.25	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(5)	0.84%	0.93%	0.76	%(4)
Ratio of net investment income/(loss) to average net assets	0.67%	0.08%	(0.24	)%(4)
Portfolio turnover rate	55%	3%	1	%(6)

*	Investor Class commenced operations on January 2, 2018. Total return is calculated based on inception date of December 29, 2017, when initial seed capital was issued at $12.60 per share.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Notes to Financial Statements

September 30, 2020

1. Organization and Significant Accounting Policies

The Gotham Absolute Return Fund, the Gotham Enhanced Return Fund, the Gotham Neutral Fund, the Gotham Large Value Fund, the Gotham Defensive Long 500 Fund and the Gotham Total Return Fund (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds, except for the Gotham Total Return Fund, offers one class of shares, Institutional Class. The Gotham Total Return Fund offers two classes of shares, Institutional Class and Investor Class. The Funds’ commencement of operations are as follows:

Gotham Absolute Return Fund (“Absolute Return”)	August 31, 2012
Gotham Enhanced Return Fund (“Enhanced Return”)	May 31, 2013
Gotham Neutral Fund (“Neutral”)	August 30, 2013
Gotham Large Value Fund (“Large Value”)	December 31, 2015
Gotham Defensive Long 500 Fund (“Defensive Long 500”)	September 30, 2016
Gotham Total Return Fund (“Total Return”) (operates as a “Fund of Funds”)	March 31, 2015

All the Funds except for Large Value and Total Return seek to achieve their investment objectives by primarily investing in long and short positions of U.S. equity securities. Equity securities include common and preferred stocks. Large Value seeks to achieve its investment objective by primarily investing in long positions of U.S. large capitalization equity securities with market capitalization similar to companies in the S&P 500® Index or Russell 1000® Index, but may invest in other large capitalization companies. Total Return seeks to achieve its investment objective by primarily investing in the other funds advised by Gotham.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Each Fund’s equity securities, including exchange-traded funds, listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees (the “Board”). Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Certain Funds invest in securities of other investment companies, which are valued at their respective NAVs as determined by those investment companies each business day. Over the Counter (“OTC”) investments (including swap agreements) are generally valued by approved pricing services that use evaluated prices from various observable market factors. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to Gotham Asset Management, LLC (“Gotham” or “the Adviser”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security, asset or liability will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All financial instruments listed in the Portfolio of Investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets, except for the following: a corporate debt security with an end of period value of $785 and $715 held by Absolute Return and Neutral, respectively; and total return swaps with an end of period unrealized appreciation of $4,927,599, $46,431,845, $1,770,576 and $9,306,523 held by Absolute Return, Enhanced Return, Neutral and Defensive Long 500, respectively. These securities are considered Level 2 as of and for the year ended September 30, 2020.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended September 30, 2020, there were no transfers in or out of Level 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Cash — Cash comprises U.S. Dollar and foreign currency deposits held at a custodian bank(s) which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Brokers — Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the statement of Operations. These characterizations are reflected in the accompanying financial statements. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Code, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Funds.

Short Sales — All Funds except for Large Value may sell securities short. Total Return indirectly invests in short sales through its underlying securities. A short sale involves the sale by a Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales. Effective July 24, 2020 and September 3, 2020, Absolute Return and Neutral, respectively, discontinued investing in short securities directly and may obtain short and long exposure through the use of swap agreements.

As of September 30, 2020, there are no securities sold short, securities pledged as collateral and deposits with brokers for securities sold short.

In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. These amounts are included in dividends and fees on securities sold short on the Statement of Operations. In those instances where rebate income is in excess of dividends on securities sold short and finance charges, the net amount is shown in the Investment Income section on the Statement of Operations. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund. The following Funds had net charges as shown in the table below for the year ended September 30, 2020:

	Dividends on Securities Sold Short	Rebate (Income)/Fees
Absolute Return	$3,926,845	$(2,289,395)
Neutral	1,339,760	(788,888)

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

The following Funds utilized short sales proceeds and incurred financing charges to finance purchases of long securities in order to accomplish the Funds’ respective investment objectives. A financing fee is charged to the Funds based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short on the Statement of Operations and are as follows for the year ended September 30, 2020:

	Short Sales (Deposits) Proceeds	Financing Charges
Absolute Return	$116,939,252	$1,743,339
Neutral	26,256,159	344,312

Swap Agreements — A swap agreement is a bilateral financial instrument that involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on valuation changes to market referenced securities. The nominal amount on which the cash flows are calculated is called the notional amount.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements will be affected by a change in the market value of the referenced underlying securities that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date, in whole or part, under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. A Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the swap agreement.

Total Return Swaps: Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend accruals or payments. The unrealized appreciation or depreciation also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate (“EFFR”). Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to or from the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument). As of and for the year ended September 30, 2020, only Absolute Return, Enhanced Return, Neutral and Defensive Long 500 held total return swaps.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

For the period ended September 30, 2020, the average volume of the total return swaps for each Fund were as follows:

Notional Amount
Absolute Return (three month average since inception of total return swaps on July 24, 2020)	$(180,094,634)
Enhanced Return (quarterly average of total return swaps for the full fiscal year)	(14,258,518)
Neutral (daily average since inception of total return swaps on September 2, 2020)	(39,436,568)
Defensive Long 500 (quarterly average of total return swaps for the full fiscal year)	(2,125,102)

Counterparty Risk — During the year ended September 30, 2020, Absolute Return, Enhanced Return, Neutral and Defensive Long 500 were subject to counterparty risk. Certain of the derivatives entered into by the Funds may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Funds to suffer a loss. If a counterparty defaults on its payment obligations to the Funds, this default will cause the value of an investment in the Funds to decrease. In addition, to the extent the Funds deal with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Funds are neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Funds to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Funds.

The Funds are subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Funds will not sustain a loss on a transaction as a result.

Liquidity Risk — During the year ended September 30, 2020, Absolute Return, Enhanced Return, Neutral and Defensive Long 500 were subject to liquidity risk. The Funds may be subject to liquidity risk primarily due to investments in derivatives. The Funds may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Funds may be unable to sell the asset or sell it at a reasonable price. In addition, the Funds may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Funds in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Funds may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Funds may be exposed to the risk of additional losses due to such delays.

Master Netting Agreement — During the year ended September 30, 2020, Absolute Return, Enhanced Return, Neutral and Defensive Long 500 were subject to a Master Netting agreement. In order to define their contractual rights and to secure rights that will help mitigate their counterparty risk, the Funds have entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Funds and the counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

LIBOR Phase-out Risk — The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Overnight Rates (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Funds or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which the Funds invest, as well as other unforeseen effects, could result in losses to the Funds.

Collateral Requirements — During the year ended September 30, 2020, Absolute Return, Enhanced Return, Neutral and Defensive Long 500 were subject to collateral requirements. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Funds generally agree not to use non-cash collateral that they receive but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

				Gross Amount Not Offset in the Statement of Assets and Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and	Financial	Collateral	Net
	Assets/(Liabilities)	Liabilities	Liabilities	Instruments	Pledged/(Received)*	Amount**
Absolute Return	$4,927,599	$—	$4,927,599	$—	$—	$4,927,599
Enhanced Return	46,431,845	—	46,431,845	—	(35,430,000)	$11,001,845
Neutral	1,770,576	—	1,770,576	—	—	1,770,576
Defensive Long 500	9,306,523	—	9,306,523	—	(7,350,000)	1,956,523

*	Amount disclosed is limited to the amount of assets presented in each Statement of Assets and Liabilities. Actual collateral pledged/(received) may be more than the amount shown.

**	Net amount represents the net receivable from the counterparty in the event of a default.

2. Transactions with Related Parties and Other Service Providers

Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below:

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

Absolute Return(1)	1.50%
Enhanced Return(1)	1.50%
Neutral(1)	1.50%
Large Value	0.75%
Defensive Long 500	1.35%
Total Return(2)	—%

(1)	Prior to July 20, 2020, the investment advisory fee was 2.00%.
(2)

For Total Return (the “Fund”), Gotham is not entitled to receive an investment advisory fee on assets invested in mutual funds advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), but is entitled to receive an investment advisory fee of 1.00% of the Fund’s average net assets invested in investments other than an underlying fund. Gotham does not receive an investment advisory fee from the Fund on assets invested in an underlying fund, but does receive an investment advisory fee from each underlying fund as investment adviser to such funds. The Fund does not currently expect to invest in assets other than underlying funds; however, to the extent it does, the Fund will pay an investment advisory fee on such assets.

The Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) and for Total Return, exclusive of management fees, if any, do not exceed the percentages set forth in the table below (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until the termination date set forth below, unless the Board approves its earlier termination. The table below reflects the Expense Limitation amounts, as a percentage of average daily net assets, in effect during the year ended September 30, 2020.

	Institutional Class	Investor Class	Termination Date
Absolute Return(1)	1.50%	N/A	January 31, 2022
Enhanced Return(1)	1.50%	N/A	January 31, 2022
Neutral(1)	1.50%	N/A	January 31, 2022
Large Value	0.75%	N/A	January 31, 2022
Defensive Long 500	1.35%	N/A	January 31, 2022
Total Return(2)	0.00%	0.25%	January 31, 2022

(1)	Prior to July 20, 2020, the Expense Limitation was 2.15%.
(2)	Per the Expense Limitation agreement for the Fund, the expenses subject to the expense limitation are also exclusive of management fees, if any.

For the year ended September 30, 2020, investment advisory fees accrued and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee/ (Reimbursement)
Absolute Return	$12,889,385	$(641,837)	$12,247,548
Enhanced Return	6,826,522	(367,258)	6,459,264
Neutral	2,478,236	(138,566)	2,339,670
Large Value	487,123	(184,619)	302,504
Defensive Long 500	759,506	(172,488)	587,018
Total Return	—	(187,936)	(187,936)

For all Funds, except for Absolute Return, Enhanced Return, Neutral and Defensive Long 500, the Adviser is entitled to recover, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation amount. As of September 30, 2020, the amounts of potential reimbursement from the Funds to the Adviser are as follows:

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

	Expiration	Expiration	Expiration
	09/30/2021	09/30/2022	09/30/2023
Large Value	$54,224	$156,711	$184,619
Total Return
Institutional Class	113,536	200,356	170,911
Investor Class	6,451	18,489	17,025

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in transfer agent fees in the Statement of Operations.

Pershing LLC provides prime brokerage services to the Funds under an Agreement for Prime Brokerage Services. Pershing LLC is a wholly owned subsidiary of The Bank of New York Mellon Corporation.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust has adopted a distribution plan for Investor Class shares of Total Return, in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class shares plan, Total Return compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis of the Investor Class shares of Total Return’s average daily net assets.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

Investment in Affiliated Funds

The following table lists each issuer owned by Total Return that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuers during the year ended September 30, 2020:

Total Return
					Change in
				Net	Unrealized		Shares
	Value at	Purchase	Sales	Realized	Appreciation/	Value at	Held at	Dividend
Name of Issuer	9/30/19	Cost	Proceeds	Gain/(Loss)	(Depreciation)	9/30/20	9/30/20	Income
Gotham Absolute 500 Fund	$6,887,852	$923,839	$6,842,094	$ (733,901)	$(235,696)	$—	—	$51,610
Defensive Long 500	10,383,799	5,945,666	2,674,256	(271,700)	(479,431)	12,904,078	1,077,135	63,539
Gotham Enhanced 500 Fund	5,233,419	951,896	4,899,011	(979,319)	(306,985)	—	—	77,622
Gotham Hedged Core Fund	—	3,372,409	193,778	8,423	223,979	3,411,033	301,062	—
Gotham Index Plus Fund	6,920,209	1,042,458	2,495,611	(79,412)	402,444	5,790,088	357,634	101,693
Large Value	—	1,092,120	256,779	30,262	196,356	1,061,959	81,815	—
Neutral	5,137,920	1,492,630	1,781,158	(113,096)	(480,220)	4,256,076	463,120	—
Gotham Short Strategies Fund	—	2,501,689	1,178,442	(54,740)	(181,685)	1,086,822	146,472	—

Total	$34,563,199			$(2,193,483)	$(861,238)	$28,510,056		$294,464

3. Investment in Securities

For the year ended September 30, 2020, for all Funds, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Absolute Return	$1,993,555,354	$2,535,441,500
Enhanced Return	716,964,665	983,578,493
Neutral	534,665,042	701,737,140
Large Value	276,846,169	262,351,222
Defensive Long 500	156,957,967	160,114,987
Total Return	17,322,706	20,321,128

For the year ended September 30, 2020, the Funds had no purchases and sales of U.S. Government securities.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

4. Capital Share Transactions

For the years ended September 30, 2020 and September 30, 2019, transactions in capital shares of the Funds (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	September 30, 2020		September 30, 2019

	Shares	Value	Shares	Value
Absolute Return:
Institutional Class Shares:
Sales	7,707,089	$111,825,830	14,309,396	$206,479,369
Reinvestments	—	—	—	—
Redemption Fees*	—	10,202	—	10,377
Redemptions	(29,654,254)	(414,631,129)	(29,136,005)	(422,165,731)

Net Decrease	(21,947,165)	$(302,795,097)	(14,826,609)	$(215,675,985)

Enhanced Return:
Institutional Class Shares:
Sales	3,340,058	$36,819,281	3,172,276	$43,580,814
Reinvestments	9,276,386	108,069,892	4,190,556	56,279,168
Redemption Fees*	—	482	—	2,518
Redemptions	(25,210,356)	(266,540,789)	(25,966,835)	(358,947,060)

Net Decrease	(12,593,912)	$(121,651,134)	(18,604,003)	$(259,084,560)

Neutral:
Institutional Class Shares:
Sales	2,313,773	$22,882,144	6,130,108	$62,670,787
Reinvestments	—	—	—	—
Redemption Fees*	—	481	—	2,651
Redemptions	(13,785,607)	(131,448,195)	(23,391,750)	(239,187,829)

Net Decrease	(11,471,834)	$(108,565,570)	(17,261,642)	$(176,514,391)

Large Value:
Institutional Class Shares:
Sales	5,096,192	$60,440,115	1,995,981	$25,210,691
Reinvestments	115,810	1,610,911	41,282	487,128
Redemption Fees*	—	59	—	—
Redemptions	(4,257,287)	(47,208,019)	(5,921)	(76,091)

Net Increase	954,715	$14,843,066	2,031,342	$25,621,728

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

	For the Year Ended		For the Year Ended
	September 30, 2020		September 30, 2019

	Shares	Value	Shares	Value
Defensive Long 500:
Institutional Class Shares:
Sales	1,785,878	$21,079,978	3,662,688	$47,464,192
Reinvestments	66,026	878,804	70,194	877,426
Redemption Fees*	—	2,017	—	—
Redemptions	(1,785,995)	(18,987,118)	(36,724)	(462,939)

Net Increase	65,909	$2,973,681	3,696,158	$47,878,679

Total Return:
Institutional Class Shares:
Sales	325,525	$4,134,781	460,369	$5,955,390
Reinvestments	127,914	1,652,650	30,505	384,983
Redemption Fees*	—	82	—	1,854
Redemptions	(657,113)	(7,623,112)	(27,333)	(346,828)

Net Increase (Decrease)	(203,674)	$(1,835,599)	463,541	$5,995,399

Investor Class Shares:
Sales	92,479	$1,150,847	140,929	$1,795,879
Reinvestments	13,865	178,991	2,272	28,675
Redemption Fees*	—	8	—	176
Redemptions	(83,091)	(976,102)	(95,595)	(1,216,475)

Net Increase	23,253	$353,744	47,606	$608,255

*

There is a 1.00% redemption fee that may be charged on shares redeemed within 30 days of purchase. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

Significant Shareholders

As of September 30, 2020, the below Funds had shareholders that held 10% or more of the outstanding shares of the respective Fund. Transactions by these shareholders may have a material impact on the Fund.

Neutral
Affiliated Fund	9%
Large Value
Affiliated Fund	2%
Defensive Long 500
Affiliated Fund	24%
Non-affiliated Shareholders	67%
Total Return
Affiliated Shareholders	31%
Non-affiliated Shareholders	47%

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

5. Securities Lending

All Funds, except for Large Value, may lend securities to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments and/or securities consistent with the Fund’s investment objective. Securities purchased with cash collateral are included in market value of securities designated as collateral for securities on loan on the Statements of Assets and Liabilities. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds pay a fee on the cash collateral received by the Funds at a rate equal to the Federal Funds (Open) rate plus 40 basis points with respect to the cash collateral received on those securities on loan that have a rebate that equals or exceeds the greater of either the Federal Funds (Open) rate minus 10 basis points or zero. These fees are included in the fees on cash collateral on the Statements of Operations. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. Securities on loan are not used as collateral for swaps or as collateral for short securities, if any. During the year ended September 30, 2020, the Funds listed below each had securities lending programs. The income generated from the programs during the year ended September 30, 2020 with respect to such loans was as follows:

	Market Value		Market Value	Income Received
	of Securities	Cash Collateral	of Non-cash	from Securities
	Loaned	Received	Collateral	Lending
Defensive Long 500	$1,397,470	$—	$1,432,261	$1,339

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received from that counterparty and create one single net payment due to or from the Funds. The following table is a summary of each of the Fund’s open securities lending transactions which are subject to a MSLA as of September 30, 2020:

Gross Amount Not Offset in the
Statement of Assets and Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented		Cash
		Statement of	in the Statement		and Non-Cash
	Gross Amounts of	Assets and	of Assets and	Financial	Collateral	Net
	Recognized Assets	Liabilities	Liabilities	Instruments	Received*	Amount**
Defensive Long 500	$1,397,470	$—	$1,397,470	$—	$(1,397,470)	—

*	Amount disclosed is limited to the amount of assets presented in each Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

**	Net amount represents the net receivable from the counterparty in the event of a default.

6. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds had determined that there was no

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments. The following permanent differences as of September 30, 2020, were primarily attributed to capitalized dividends on short sales, net operating loss write-off, redesignation of dividends paid, equalization utilized and foreign currency reclassifications were reclassified among the following accounts:

	Increase/(Decrease)
	Total	Increase/(Decease)
	Distributable	Additional
	Earnings	Paid-In Capital
Absolute Return	$379,725	$(379,725)
Enhanced Return	(6)	6
Neutral	131,981	(131,981)

The tax character of distributions paid by the Funds during the year ended September 30, 2020 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Return
	Dividend	Dividend	of Capital
Enhanced Return	$—	$124,087,944	$—
Large Value	1,230,886	380,026	—
Defensive Long 500	370,405	508,399	—
Total Return	309,540	1,783,702	—

The tax character of distributions paid by the Funds during the year ended September 30, 2019 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Return
	Dividend	Dividend	of Capital
Enhanced Return	$—	$64,015,741	$—
Large Value	145,644	341,484	—
Defensive Long 500	60,991	816,435	—
Total Return	105,899	307,759	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

		Undistributed	Undistributed	Unrealized	Qualified	Other
	Capital Loss	Ordinary	Long-Term	Appreciation/	Late-Year	Temporary
	Carryforward	Income	Gain	(Depreciation)	Losses	Differences
Absolute Return	$(60,941,538)	$—	$—	$55,732,434	$(47,123,741)	$—
Enhanced Return	(12,671,992)	334,833	—	62,029,864	(1,472,708)	—
Neutral	(64,998,761)	—	—	8,451,885	(14,906,632)	(2)
Large Value	—	845,953	—	473,717	(2,154,002)	—
Defensive Long 500	(18,916,490)	427,111	—	13,674,434	—	—
Total Return	(1,969,312)	—	—	2,235,059	(1,573)	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. The other temporary differences as of September 30, 2020, were primarily

GOTHAM FUNDS

Notes to Financial Statements (Concluded)

September 30, 2020

attributed to wash sales on unsettled short sales, deferral of loss on unsettled trades, realized gain/loss on unsettled swaps, straddle losses outstanding, wash sales, amortization of organizational costs, qualified late year losses deferred, capital loss carryforwards not yet utilized and deferred interest expense. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of September 30, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

				Net Unrealized
	Federal	Unrealized	Unrealized	Appreciation/
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Absolute Return	$429,404,373	$117,560,129	$(61,827,695)	$55,732,434
Enhanced Return	208,885,590	138,026,020	(75,996,156)	62,029,864
Neutral	45,994,627	16,661,846	(8,209,961)	8,451,885
Large Value	69,173,682	7,504,384	(7,030,667)	473,717
Defensive Long 500	47,567,944	28,266,852	(14,592,418)	13,674,434
Total Return	26,274,997	3,080,547	(845,488)	2,235,059

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30 or (ii) specified ordinary losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2020. For the year ended September 30, 2020, the Funds deferred to October 1, 2020 the following losses:

	Late-Year Ordinary	Short-Term Capital	Long-Term Capital
	Losses Deferral	Loss Deferral	Loss Deferral
Absolute Return	$1,735,629	$95,429,591	$(50,041,479)
Enhanced Return	1,472,708	—	—
Neutral	855,813	21,230,678	(7,179,859)
Large Value	—	4,754,359	(2,600,357)
Total Return	1,573	—	—

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2019 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are ocarried forward will retain their character as either short-term or long-term capital losses. As of September 30, 2020, the following Funds had long-term and short-term capital loss carryforwards in the following amounts:

Capital Losses
Carryforwards
Absolute Return	$60,941,538
Enhanced Return	12,671,992
Neutral	64,998,761
Defensive Long 500	18,916,490
Total Return	1,969,312

For the year ended September 30, 2020, the Funds did not utilized capital losses.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

GOTHAM FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Large Value Fund, Gotham Defensive Long 500 Fund and Gotham Total Return Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Large Value Fund, Gotham Defensive Long 500 Fund and Gotham Total Return Fund (six of the funds constituting FundVantage Trust, referred to hereafter collectively as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, and for Gotham Absolute Return Fund and Gotham Neutral Fund, the statements of cash flows for the year ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020, for Gotham Absolute Return Fund and Gotham Neutral Fund, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, PA

November 23, 2020

We have served as the auditor of one or more investment companies in Gotham Asset Management LLC since 2011.

GOTHAM FUNDS

Shareholder Tax Information

(Unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended September 30, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. During the fiscal year ended September 30, 2020 the following dividends and distributions were paid by each of the Funds:

	Ordinary Income	Long-Term Capital Gain
Enhanced Return	$—	$124,087,944
Large Value	1,230,886	380,026
Defensive Long 500	370,405	508,399
Total Return	309,540	1,783,702

Where appropriate, all designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2020 were designated as “qualified dividend income”, as defined in the Act, and are subject to reduced tax rates:

Large Value	100.00%
Defensive Long 500	100.00%
Total Return	99.33%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

Large Value	100.00%
Defensive Long 500	100.00%
Total Return	99.33%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

Large Value	0.25%
Defensive Long 500	0.54%
Total Return	1.07%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Total Return	100.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

GOTHAM FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Consideration of Investment Advisory Agreement

At a videoconference meeting held on June 22-23, 2020 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Gotham Asset Management, LLC (“Gotham” or the “Adviser”) and the Trust (the “Gotham Agreement”) on behalf of the Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Large Value Fund, Gotham Defensive Long 500 Fund and Gotham Total Return Fund (together, the “Gotham Funds”). At the Meeting, the Board considered the continuation of the Gotham Agreement with respect to the Gotham Funds for an additional one year period.

In determining whether to continue the Gotham Agreement for an additional one-year period, the Trustees, including the Independent Trustees, considered information provided by Gotham in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Gotham 15(c)Response”) regarding (i) the services performed for the Gotham Funds, (ii) the size and qualifications of Gotham’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Gotham Funds, (iv) investment performance, (v) the financial condition of Gotham, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Gotham Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Gotham’s ability to service the Gotham Funds, and (x) compliance with the Gotham Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the Gotham 15(c) Response, the Trustees received reports at Board meetings throughout the year covering matters such as the relative performance of the Gotham Funds, compliance with the Funds’ respective investment objectives, policies, strategies and limitations, compliance of portfolio management personnel with the applicable code of ethics, and adherence to pricing procedures as established by the Board (each, as applicable).

The Board noted that representatives of Gotham joined the Meeting by videoconference and discussed Gotham’s history, performance, investment strategy, and compliance program. Representatives of Gotham responded to questions from the Board. In addition to the Gotham 15(c) Response, the Trustees also considered other factors they believed to be relevant to considering the continuation of the Gotham Agreement, including the matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Gotham Funds and Gotham, as provided by the terms of the Gotham Agreement, including the advisory fees under the Gotham Agreement, are fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by Gotham to the Gotham Funds. The Trustees considered Gotham’s personnel and the depth of Gotham’s personnel who provide investment management services to the Gotham Funds and the depth of their experience. Based on the Gotham 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided by Gotham are appropriate and consistent with the terms of the Gotham Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Gotham Funds are likely to benefit from the continued provision of those

GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

services, (iv) Gotham has sufficient personnel, with the appropriate skills and experience, to serve the Gotham Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Gotham Funds is likely to continue under the Gotham Agreement.

The Board discussed Gotham’s business continuity plan, and its ability to continue to manage the Gotham Funds effectively in light of the recent volatility in financial markets as a result of the COVID-19 virus outbreak.

The Trustees considered the investment performance for the Gotham Funds and Gotham. The Trustees reviewed historical performance charts which showed the performance of the Gotham Funds as compared to their respective benchmark indices and Lipper categories for the since inception, year-to-date, one year, two year, three year, five year and ten year periods ended March 31, 2020 as applicable. The Trustees considered the short term and long term performance of the Gotham Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

Gotham Absolute Return Fund. The Trustees noted that the Gotham Absolute Return Fund underperformed the HFRX Equity Hedge Index for the year-to-date and one year periods ended March 31, 2020 and outperformed the HFRX Equity Hedge Index for the two year, three year, five year and since inception periods ended March 31, 2020. The Trustees further noted that the Gotham Absolute Return Fund outperformed the Lipper Absolute Return Funds Index for the since inception period ended March 31, 2020 and underperformed the Lipper Absolute Return Funds Index for the year-to-date, one year, two year, three year and five year periods ended March 31, 2020.

Gotham Enhanced Return Fund. The Trustees noted that the Gotham Enhanced Return Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the five year and since inception periods ended March 31, 2020 and underperformed the Lipper Alternative Long/Short Equity Funds Index year-to-date, one year, two year and three year periods ended March 31, 2020. The Trustees further noted that the Gotham Enhanced Return Fund underperformed the S&P 500 Total Return Index for the year-to-date, one year, two year, three year, five year and since inception periods ended March 31, 2020.

Gotham Large Value Fund. The Trustees noted that the Gotham Large Value Fund underperformed the Lipper Multi-Cap Core Funds Index and S&P 500 Total Return Index for the year-to-date, one year, two year, three year and since inception periods ended March 31, 2020.

Gotham Neutral Fund. The Trustees noted that the Gotham Neutral Fund underperformed the ICE BofAML US 3-Month Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Index for the year to date, one year, two year, three year, five year and since inception periods ended March 31, 2020.

Gotham Defensive Long 500 Fund. The Trustees noted that the Gotham Defensive Long 500 Fund underperformed the S&P 500 Total Return Index for the year-to-date, one year, two year, three year and since inception periods ended March 31, 2020. The Trustees further noted that the Gotham Defensive Long 500 Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the three year and since inception periods ended March 31, 2020, underperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date and one year periods ended March 31, 2020, and performed in line with the Lipper Alternative Long/Short Equity Funds Index for the two year period ended March 31, 2020.

Gotham Total Return Fund. The Trustees noted that the Gotham Total Return Fund Institutional Class shares outperformed the Lipper Alternative Long/Short Equity Funds Index for the three year, five year and since inception periods ended March 31, 2020 and underperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date, one year and two year periods ended March 31, 2020. They further noted that the Gotham Total Return Fund Institutional Class shares outperformed the HFRX Equity Hedge Index for the two year, three year, five year and since inception periods ended March 31, 2020 and underperformed the HFRX Equity Hedge Index for the year-to-date and one year periods ended March 31, 2020.

The Trustees concluded that the performance of each of the Gotham Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

The Trustees noted that the representatives of Gotham had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Funds and any other ancillary benefit resulting from the Gotham’s relationship with the Funds.

The Trustees also reviewed information regarding the fees Gotham charges to certain other clients and evaluated explanations provided by Gotham as to differences in fees charged to the Funds and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for each Gotham Fund versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by Gotham are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by Gotham.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Gotham Absolute Return Fund. The contractual advisory fee and net total expense ratio for the Gotham Absolute Return Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Absolute Return Fund’s Peer Group.

Gotham Enhanced Return Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced Return Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced Return Fund’s Peer Group with $250 million or less in assets.

Gotham Large Value Fund. The contractual advisory fee and net total expense ratio for the Gotham Large Value Fund’s Institutional Class shares were higher than and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Large Value Fund’s Peer Group with $250 million or less in assets.

Gotham Neutral Fund. The contractual advisory fee and net total expense ratio for the Gotham Neutral Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Neutral Fund’s Peer Group with $250 million or less in assets.

Gotham Defensive Long 500 Fund. The contractual advisory fee and net total expense ratio for the Gotham Defensive Long 500 Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Defensive Long 500 Fund’s Peer Group with $250 million or less in assets.

Gotham Total Return Fund. The net advisory fee and net total expense ratio for the Gotham Total Return Fund’s Institutional Class shares were lower than the median net advisory fee and net total expense ratio for those funds in the Gotham Total Return Fund’s Peer Group with $250 million or less in assets. The Trustees discussed that the Gotham Total Return Fund is a “fund of funds,” and that there is no advisory fee in respect of assets invested in other funds advised by Gotham. The Trustees noted that the Gotham Total Return Fund does not collect an advisory fee because it invests only in other series of the Trust advised by Gotham.

The Trustees also discussed the limitations of the comparative expense information provided with respect to each Gotham Fund’s Peer Group, given the potential varying nature, extent and quality of the services provided by the advisors of other portfolios included in each of the Peer Groups. Based upon their review, the Trustees concluded that the respective advisory fees for the Gotham Funds were reasonable in light of the high quality of services received by the Funds from Gotham.

The Trustees considered the costs of the services provided by Gotham, the compensation and benefits received by Gotham in providing services to the Gotham Funds, its profitability and certain additional information related to Gotham’s financial condition. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Gotham.

The Trustees considered the extent to which economies of scale may be realized relative to fee levels, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted Gotham’s representation that none of the Funds have reached an asset size at which economies of scale would traditionally be considered to exist, and Gotham’s belief that breakpoints are not appropriate at this time. The Board further considered Gotham’s representation that the nature of various of the Funds’ investment strategies were such that future capacity was constrained based on Gotham’s ability to implement the strategy above certain asset levels, and as such the Funds’ ability to achieve future economies of scale were limited relative to more traditional

GOTHAM FUNDS

Other Information (Concluded)

(Unaudited)

asset classes. Based on the foregoing information, the Board concluded that economies of scale did not yet exist for the Funds and that therefore it was not yet necessary to consider whether the fee structure of the Funds provided an adequate mechanism for sharing the benefit of any such economies.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the Gotham Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

GOTHAM FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at (877) 974-6852.

GOTHAM FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Board” or the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	38	Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

GOTHAM FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	38	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

GOTHAM FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company with 3 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax - U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

GOTI-0920

GOTHAM FUNDS

of

FundVantage Trust

Gotham Index Plus Fund

Gotham Enhanced 500 Plus Fund

Gotham Enhanced S&P 500 Index Fund

ANNUAL REPORT

September 30, 2020

Important Information on Paperless Delivery

Beginning on January 1, 2021, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary. Instead, shareholder reports will be available on the Funds’ website (www.GothamFunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Funds, call the Gotham Funds toll-free at 1 (877) 974-6852 or write to Gotham Funds, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029. Your election to receive shareholder reports in paper will apply to all Gotham Funds that you hold through the financial intermediary, or directly with the Gotham Funds.

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective shareholders unless preceded or accompanied by a current prospectus.

GOTHAM FUNDS

ANNUAL REPORT

AS OF SEPTEMBER 30, 2020

GOTHAM FUNDS

Important Information

The performance data quoted in this report represents past performance and does not guarantee future results. The investment return and principal value of an investment in a Gotham Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

Each Gotham Fund covered by this report (each, a “Fund”) compares its performance to an unmanaged index. An index does not reflect operational and transactional costs which apply to a mutual fund. It is not possible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. Each Fund except Gotham Enhanced S&P 500 Index Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Each Fund except Gotham Enhanced S&P 500 Index Fund will also use of leverage to make additional investments which could result in greater losses than if a Fund were not leveraged. The Gotham Index Plus Fund utilizes one or more swap agreements in its investment program. The use of derivatives such as swaps exposes a Fund to additional risks including increased volatility, lack of liquidity and possible losses greater than the Fund’s initial investment. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. Each Fund may have a high turnover of its portfolio securities. High turnover rates generally result in higher brokerage costs to a Fund. There can be no guarantee that a Fund will achieve its objectives.

A prospective investor should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus and summary prospectus contains this and other information about the Funds, and should be read carefully before investing. A copy of the prospectus or summary prospectus is available at www.GothamFunds.com or by calling (877) 974-6852.

1

Annual Investment Adviser’s Report

September 30, 2020

(Unaudited)

Gotham Index Plus Fund (GINDX)

Gotham Enhanced 500 Plus Fund (GEFPX)

Gotham Enhanced S&P 500 Index Fund (GSPFX)

Dear Shareholder,

Much of 2020 has been dictated by the COVID-19 pandemic, pushing the global economy and markets into uncharted territory. The disruption caused due to the pandemic and resulting lockdown has affected corporate cash flows in a way that is unprecedented. As companies release third quarter earnings over the coming weeks, we continue to examine in more detail how the pandemic has affected corporate cash flows. The results are messy and require extensive analysis. This is precisely the type of work our research team has focused on for over fifteen years. We believe that a strong ability to adjust as-reported financials to better reflect the true economics of a business should be especially beneficial during these unprecedented times. From a business standpoint, Gotham continues to operate effectively and without material impediment in the current remote environment.

As most of you are aware, Gotham manages value-oriented mutual funds with varying market cap universes and gross and net exposures. The funds share the same investment philosophy, process and research. Gotham offers actively managed strategies (long/short and long-only) as well as strategies that combine an index component and an actively managed long/short overlay. Gotham’s all-cap funds select long and short stock portfolios from a diverse capitalization universe of U.S. stocks. Our large-cap funds select stocks primarily from the S&P 500.

Our investment process begins with a research effort that seeks to value all of the companies in a fund’s respective investment universe. Our philosophy is simple. Although stock prices react to emotion over the short term, over the long term the market is very good at finding the fair value of stocks. Therefore, we believe that if we are good at valuing businesses (a share of stock represents a percentage ownership stake in a business), the market will agree with us...eventually. This is crucial. No investment strategy, regardless of how good or logical, works all the time.

The important thing for us is to stick to our strategy even if it is not working over shorter time periods. We have over 60 years of combined investment experience valuing and investing in publicly traded businesses. We know how to value businesses by using various measures of absolute and relative value. So, that’s how we invest. We buy companies that are at the biggest discount to our assessment of value and sell short (where applicable) those companies that are most expensive relative to our assessment of value. We do not plan to change this strategy or adopt other methodologies when short-term stock prices do not reflect the values that we see.

Together with our investment team (led by Director of Research, Adam Barth), we follow a systematic process of researching and valuing companies, investing in our long and short portfolios and adjusting positions daily to take advantage of changing stock prices and fundamental information. The funds are highly diversified and invest in hundreds of positions. Our positions are not equally weighted. The funds generally invest in the cheapest companies and short (where applicable) the most expensive based on our assessment of value and subject to our risk constraints. We manage our risks by, among other things, requiring substantial portfolio diversification, setting maximum limits for sector concentration and by maintaining overall gross and net exposures within carefully defined ranges.

Market Observations and Performance Commentary

The market volatility during much of 2020 was fueled by massive uncertainty surrounding the economy reopening following the pandemic induced lockdowns, vaccine news as well as US elections in November. After the initial shock in late February to March when markets plunged 25-30%, the subsequent rebound rally left market cap-weighted indexes expensive relative to our 30-year research history. As of September 30, 2020, the Russell 1000 was outperforming the Russell 1000 equal-weight benchmark by over 1000bps YTD. This has been a consistent headwind for actively managed strategies. We believe it has also created a more attractive opportunity set based on relative valuations going forward, as it presents stock pickers with a relatively attractive universe to choose from over the next several years relative to market-cap weighted indexes.

2

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

In September 2020, the S&P 500 was trading at 26x Gotham’s proprietary cash flow metric. This number is significantly skewed by the effect the COVID-19 pandemic has had on earnings for the 2nd and 3rd quarters. At the start of the year, the S&P 500 was in the 12th percentile towards expensive over the past 30 years based on 2019 corporate cash flows. This historically corresponded to 2-year cumulative forward returns of 6%-8%. With the index up 13% YTD1, we would expect 2-year cumulative forward returns for the S&P 500 to be 1%-3% if 2019 corporate cash flows are a good gauge for normalized earnings.

It is important to note that the above numbers are not adjusted for interest rates. If rates this low were to persist over a long time period, it would be reasonable to expect higher equity returns than our historical analysis suggests. At the same time, it is difficult to adjust these metrics which have been partially affected by the global pandemic. While some companies with the largest market capitalizations have benefited in a positive way, there are many companies within the index that have been negatively impacted.

In addition, the continued disparity between growth and value widened in 2020, as pandemic led tech heavy businesses dominated the market rally. Growth benchmarks are outperforming their value counterparts by significant margins over the trailing one-year, three-year and five-year periods, surpassing levels last seen during the 2nd quarter of 2000, the peak of the internet bubble.

We conducted a study to quantify the expensiveness of this period relative to history, particularly the internet bubble. Based on our research, only 1999 ranks worse than the first six months of 2020 for the returns of cheap stocks minus expensive, which was followed by 3 of the best years for cheap relative to expensive companies based on our assessment of value. We don’t know when the current value/growth divergence will revert, but the historical precedent is for it to be abrupt and significant when it happens.

In terms of performance, broadly speaking our short book has been challenged in this market environment resulting in negative long/short spreads. Though many of these shorts are growing quickly, they are very richly priced. Some are currently unprofitable, and others sell at 50 or 100 times corporate free cash flows. On the long side, though we cannot predict short-term market moves and the overall market remains expensive, we believe that there is an opportunity to exceed the positive returns we expect for large cap indexes. Given valuation levels and the disparity between stock returns and fundamentals, we are very optimistic about the opportunity set for our long/short spreads over the coming period.

We remain confident that the best way to construct portfolios in any period, and perhaps even more so during expensive markets, is to own stakes in quality businesses generating strong cash flows. The long portfolios in our strategies trade at significantly better valuations than the index. The short portfolios in these strategies are generally cash flow negative, with higher levels of leverage and weaker business fundamentals. Our risk management has helped to improve our long/short spreads in a period that has been exceptionally challenged for active management and value-oriented strategies in particular.

Although we can’t predict when this environment will end and the current value/growth cycle will turn, as we stated above, the historical precedent is that the transition is often abrupt and significant. Despite the added uncertainty surrounding the pandemic, we have consistently communicated to our partners that strong normalized cash flows, good franchises, and growth prospects are the key drivers to valuation over the long-term. It is also a process that should prove resilient in turbulent periods. Markets and businesses have generally recovered in reasonably short order after the initial shock from one-time events, including the outbreak of World War 2, the Cuban Missile Crisis, and the financial crisis of 2008. We believe the current headwinds will eventually subside and favoring cash flow generating companies with good returns on capital and strong balance sheets (and shorting the opposite) should provide a particularly attractive opportunity for outperformance.

3

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Important Information

This letter is intended to assist shareholders in understanding how the Gotham Funds described herein performed during the period ended September 30, 2020, and reflects the views of the investment adviser at the time of this writing. Market and index valuations are based on Gotham’s valuation methodology. The views may change and do not guarantee the future performance of the Gotham Funds or the markets.

This letter contains forward-looking statements regarding future events, forecasts and expectations regarding equity markets and certain of Gotham’s strategies. Forward-looking statements may be identified terminology such terms as “may,” “expect,” “will,” “hope,” “believe” and/or comparable terminology. No assurance, representation, or warranty is made that any of Gotham’s expectations, views and/or objectives will be achieved and actual results may be significantly different than reflected herein.

The indices referenced herein are for comparison purposes only. The performance and volatility of the funds will be different than those of the indices. It is not possible to invest in the indices directly.

[1]	As of November 17, 2020.

4

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Performance by Fund

Gotham Index Plus (GINDX)

•	The Fund’s Institutional Class returned +8.14% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +15.15% over the same time period.

•	The spread for the period was -0.40%[2].

•	The long portfolio contributed +19.51% for the trailing twelve-month period. The short portfolio detracted -9.78% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Information Technology	10.25%	35.68%
	Industrials	3.80%	27.70%

Short	Energy	3.09%	-7.23%
	Financials	1.06%	-8.03%

	Largest Detractors

Long	Energy	-5.64%	9.73%
	Financials	-0.75%	22.05%

Short	Information Technology	-4.24%	-14.86%
	Health Care	-3.66%	-13.74%

Stock Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Apple Inc.	5.52%	6.62%
	Amazon.com Inc.	2.45%	3.88%

Short	Occidental Petroleum Corp.	1.00%	-0.91%
	American Airlines Group Inc.	0.82%	-0.70%

	Largest Detractors

Long	Chevron Corp.	-0.72%	1.97%
	Carnival Corp.	-0.66%	0.32%

Short	NVIDIA Corp.	-0.73%	-1.44%
	FedEx Corp.	-0.62%	-0.77%

5

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Gotham Enhanced 500 Plus Fund (GEFPX)

•	The Fund returned +4.95% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +15.15% over the same time period.

•	The spread for the period was -5.67%[2].

•	The long portfolio contributed +12.72% for the trailing twelve-month period. The short portfolio detracted -6.17% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Information Technology	6.52%	27.05%
	Consumer Discretionary	4.54%	17.18%

Short	Energy	0.87%	-1.53%
	Utilities	0.40%	-6.04%

	Largest Detractors

Long	Energy	-3.39%	6.35%
	Financials	-1.20%	12.11%

Short	Information Technology	-3.49%	-9.08%
	Health Care	-1.76%	-7.96%

Stock Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Apple Inc.	5.05%	6.91%
	Amazon.com Inc.	2.65%	4.07%

Short	Boeing Co.	0.64%	-0.82%
	Occidental Petroleum Corp.	0.23%	-0.19%

	Largest Detractors

Long	Intel Corp.	-1.13%	0.79%
	Cisco Systems Inc.	-0.81%	3.40%

Short	NVIDIA Corp.	-0.77%	-0.54%
	Advanced Micro Devices Inc.	-0.42%	-0.45%

6

Annual Investment Adviser’s Report (Concluded)

September 30, 2020

(Unaudited)

Gotham Enhanced S&P 500 Index (GSPFX)

•	The Fund returned +11.53% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +15.15% over the same time period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Information Technology	6.68%	22.04%
	Consumer Discretionary	4.07%	12.29%

	Largest Detractors

Long	Energy	-2.19%	3.93%
	Financials	-1.06%	7.09%

Stock Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Apple Inc.	4.62%	6.09%
	Amazon.com Inc.	2.87%	4.39%

	Largest Detractors

Long	Intel Corp.	-0.89%	0.52%
	Berkshire Hathaway Inc.	-0.67%	1.53%

[2]	The spread is defined as how much our long portfolio outperformed our short portfolio adjusted for leverage (i.e. 100% long the long portfolio less 100% long the short portfolio).

7

GOTHAM FUNDS

Gotham Index Plus Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Index Plus Fund Institutional Class Shares

vs Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Year	5 Year	Since Inception
Institutional Class Shares	8.14%	8.96%	13.11%	10.34%*
Investor Class Shares	7.94%	N/A	N/A	5.17%*
S&P 500® Total Return Index	15.15%	12.27%	14.14%	11.47%**

*	Institutional Class shares and Investor Class shares of the Gotham Index Plus Fund (the “Fund”) incepted on March 31, 2015 and December 29, 2017, respectively.
**	Benchmark performance is from inception date of the Fund’s Institutional Class shares only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class and Investor Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 1, 2020), the “Total Annual Fund Operating Expenses” and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.20% and 1.15% for Institutional Class shares, respectively, and 1.45% and 1.40% for Investor Class shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.15% with respect to Institutional Class shares (on an annual basis) and 1.40% with respect to Investor Class shares (on an annual basis), of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”). The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

8

GOTHAM FUNDS

Gotham Enhanced 500 Plus Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Enhanced 500 Plus Fund Institutional Class Shares

vs Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Year	Since Inception
Institutional Class Shares	4.95%	8.94%	11.28%	*
S&P 500® Total Return Index	15.15%	12.27%	13.82%	**

*	The Gotham Enhanced 500 Plus Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 1, 2020), the “Total Annual Fund Operating Expenses” are 5.23% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 2.20% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.15% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2021, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”). The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

9

GOTHAM FUNDS

Gotham Enhanced S&P 500 Index Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Gotham Enhanced S&P 500 Index Fund Institutional Class Shares

vs Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Year	Since Inception
Institutional Class Shares	11.53%	12.37%	14.02%	*
S&P 500® Total Return Index	15.15%	12.27%	13.70%	**

*	The Gotham Enhanced S&P 500 Index Fund (the “Fund”) commenced operations on December 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 1, 2020), the “Total Annual Fund Operating Expenses” are 3.20% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 0.50% for Institutional Class shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”), dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.50% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”). The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

10

GOTHAM FUNDS

Fund Expense Disclosure

September 30, 2020

(Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2020, and held for the entire period through September 30, 2020.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio*	Expenses Paid During Period**

Gotham Index Plus Fund
Institutional Class
Actual	$1,000.00	$1,287.00	1.15%	$6.58
Hypothetical (5% return before expenses)	1,000.00	1,019.25	1.15%	5.81
Investor Class
Actual	$1,000.00	$1,285.80	1.40%	$8.00
Hypothetical (5% return before expenses)	1,000.00	1,018.00	1.40%	7.06

Gotham Enhanced 500 Plus Fund
Institutional Class
Actual	$1,000.00	$1,244.00	2.08%	$11.64
Hypothetical (5% return before expenses)	1,000.00	1,014.62	2.08%	10.45

11

GOTHAM FUNDS

Fund Expense Disclosure (Concluded)

September 30, 2020

(Unaudited)

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio*	Expenses Paid During Period**

Gotham Enhanced S&P 500 Index Fund
Institutional Class
Actual	$1,000.00	$1,287.30	0.50%	$2.86
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.50%	2.53

*

Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short and borrowings, except for the Gotham Enhanced S&P 500 Index Fund which does not short securities or use leverage.

**

Expenses are equal to a Fund’s annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended September 30, 2020, multiplied by the average account value over the period, multiplied by the number of days in the most recent period, then divided by 366 to reflect the period. Hypothetical expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366 to reflect the period.

12

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Index Plus Fund

	% of Net Assets	Value
COMMON STOCKS:
Software & Services	13.6%	$54,978,914
Capital Goods	10.3	41,783,751
Retailing	8.3	33,769,136
Materials	5.8	23,363,726
Media & Entertainment	5.5	22,423,815
Health Care Equipment & Services	4.9	19,991,334
Energy	4.9	19,683,083
Pharmaceuticals, Biotechnology & Life Sciences	4.4	17,803,324
Food, Beverage & Tobacco	4.1	16,453,645
Real Estate	3.8	15,498,452
Diversified Financials	3.8	15,468,388
Technology Hardware & Equipment	3.2	12,802,185
Semiconductors & Semiconductor Equipment	2.8	11,162,260
Consumer Durables & Apparel	2.6	10,547,077
Banks	2.5	9,896,402
Insurance	2.4	9,649,083
Transportation	2.3	9,313,908
Household & Personal Products	1.9	7,767,264
Utilities	1.9	7,759,586
Consumer Services	1.9	7,546,082
Telecommunication Services	1.6	6,573,662
Food & Staples Retailing	1.4	5,745,032
Commercial & Professional Services	1.2	4,981,445
Automobiles & Components	0.5	2,113,063

Total Common Stocks	95.6	387,074,617

Other Assets in Excess of Liabilities	4.4	17,976,149

NET ASSETS	100.0%	$405,050,766

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Enhanced 500 Plus Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Retailing	19.9%	$576,575
Software & Services	19.7	568,858
Capital Goods	15.6	451,518
Technology Hardware & Equipment	12.2	352,269
Media & Entertainment	9.6	276,617
Pharmaceuticals, Biotechnology & Life Sciences	7.7	222,959
Food, Beverage & Tobacco	7.3	212,199
Telecommunication Services	6.3	181,050
Materials	6.0	174,443
Diversified Financials	6.0	173,258
Health Care Equipment & Services.	5.8	168,069
Food & Staples Retailing	4.8	137,466
Energy	4.2	121,649
Household & Personal Products	3.5	101,615
Transportation	2.6	75,445
Real Estate	2.0	57,020
Insurance	1.6	46,441
Consumer Services	1.2	35,645
Semiconductors & Semiconductor Equipment	1.2	33,864
Consumer Durables & Apparel	1.0	29,299
Automobiles & Components	0.6	17,098
Commercial & Professional Services	0.6	15,786
Banks.	0.3	7,479
Utilities	0.2	7,038

Total Long Positions	139.9	4,043,660

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Automobiles & Components	(0.2)%	$(5,528)
Food, Beverage & Tobacco	(0.4)	(10,601)
Household & Personal Products	(0.6)	(16,805)
Transportation	(0.6)	(17,448)
Commercial & Professional Services	(0.8)	(22,750)
Insurance	(0.8)	(22,888)
Technology Hardware & Equipment	(0.8)	(23,974)
Telecommunication Services	(0.9)	(26,188)
Media & Entertainment	(1.0)	(27,790)
Retailing	(1.1)	(32,239)
Consumer Durables & Apparel	(1.1)	(32,356)
Banks	(1.5)	(44,200)
Energy	(1.6)	(46,210)
Diversified Financials	(1.6)	(46,896)
Materials	(1.7)	(49,450)
Capital Goods	(2.1)	(59,234)
Consumer Services	(2.1)	(61,655)
Real Estate	(2.2)	(64,547)
Pharmaceuticals, Biotechnology & Life Sciences	(3.0)	(86,475)
Software & Services	(3.0)	(87,646)
Semiconductors & Semiconductor Equipment	(3.7)	(107,052)
Health Care Equipment & Services	(5.2)	(149,093)
Utilities	(5.7)	(164,041)

Total Short Positions	(41.7)	(1,205,066)

Other Assets in Excess of Liabilities	1.8	52,266

NET ASSETS	100.0%	$2,890,860

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

14

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group type of the portfolio holdings of the Fund:

Gotham Enhanced S&P 500 Index Fund

	% of Net Assets	Value
COMMON STOCKS:
Software & Services	17.1%	$1,081,717
Retailing	14.7	935,120
Technology Hardware & Equipment	9.5	605,514
Capital Goods	8.9	565,537
Media & Entertainment	8.9	562,248
Pharmaceuticals, Biotechnology & Life Sciences	6.3	402,207
Telecommunication Services	4.6	292,943
Food, Beverage & Tobacco	4.3	271,842
Diversified Financials	3.8	240,117
Health Care Equipment & Services	3.5	223,880
Materials	3.4	215,408
Food & Staples Retailing	3.1	197,510
Energy	2.3	148,181
Household & Personal Products	2.0	124,933
Transportation	1.4	89,446
Real Estate	1.4	87,409
Semiconductors & Semiconductor Equipment	1.2	76,175
Consumer Durables & Apparel	0.6	38,034
Consumer Services	0.6	36,367
Utilities	0.5	31,155
Banks	0.4	25,548
Insurance	0.4	25,352
Automobiles & Components	0.3	21,642
Commercial & Professional Services	0.2	11,753

Total Common Stocks	99.4	6,310,038

Other Assets in Excess of Liabilities	0.6	36,069

NET ASSETS	100.0%	$6,346,107

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

15

GOTHAM INDEX PLUS FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — 95.6%
Automobiles & Components — 0.5%
BorgWarner, Inc.	46,595	$1,805,090
General Motors Co.	10,408	307,973

		2,113,063

Banks — 2.5%
Bank of America Corp.(a)	89,672	2,160,198
Citigroup, Inc.	10,679	460,372
Fifth Third Bancorp(a)	87,307	1,861,385
First Republic Bank	358	39,043
JPMorgan Chase & Co.(a)	14,675	1,412,762
PNC Financial Services Group, Inc. (The)(a)	16,443	1,807,250
Truist Financial Corp.	9,335	355,197
US Bancorp	10,407	373,091
Wells Fargo & Co.	60,702	1,427,104

		9,896,402

Capital Goods — 10.3%
3M Co.	10,001	1,601,960
AMETEK, Inc.	10,694	1,062,984
Carrier Global Corp.	26,743	816,731
Caterpillar, Inc.	7,080	1,055,982
Cummins, Inc.	4,946	1,044,397
Deere & Co.	2,964	656,911
Dover Corp.	13,681	1,482,200
Eaton Corp. PLC (Ireland)	8,684	886,029
Emerson Electric Co.(a)	21,172	1,388,248
Flowserve Corp.(a)	59,216	1,616,005
Fortive Corp.	7,105	541,472
Fortune Brands Home & Security, Inc.	17,323	1,498,786
General Dynamics Corp.	8,347	1,155,475
Honeywell International, Inc.(a)	11,856	1,951,616
Howmet Aerospace, Inc.(a)	148,589	2,484,408
Illinois Tool Works, Inc.	8,008	1,547,226
Johnson Controls International PLC (Ireland)	10,465	427,495
Lockheed Martin Corp.(a)	8,090	3,100,735
Masco Corp.(a)	35,404	1,951,823
Northrop Grumman Corp.	1,261	397,833
Otis Worldwide Corp.	10,893	679,941
PACCAR, Inc.	11,108	947,290
Pentair PLC (Ireland)	44,451	2,034,522
Quanta Services, Inc.(a)	60,924	3,220,443
Raytheon Technologies Corp.	6,140	353,296
Roper Technologies, Inc.	751	296,728
Snap-on, Inc.(a)	13,442	1,977,721

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Stanley Black & Decker, Inc.	183	$29,683
Trane Technologies PLC (Ireland)	7,498	909,132
TransDigm Group, Inc.(a)	5,232	2,485,828
United Rentals, Inc.*	7,047	1,229,702
WW Grainger, Inc.	2,666	951,149

		41,783,751

Commercial & Professional Services — 1.2%
Cintas Corp.(a)	4,505	1,499,399
IHS Markit Ltd. (Bermuda)	13,546	1,063,496
Republic Services, Inc.	12,346	1,152,499
Robert Half International, Inc.	8,797	465,713
Waste Management, Inc.	7,072	800,338

		4,981,445

Consumer Durables & Apparel — 2.6%
DR Horton, Inc.	14,825	1,121,215
Garmin Ltd. (Switzerland)	3,019	286,382
Hanesbrands, Inc.	32,778	516,254
Leggett & Platt, Inc.	8,567	352,703
Lennar Corp., Class A	1,600	130,688
Mohawk Industries, Inc.*	8,110	791,455
Newell Brands, Inc.	10,570	181,381
NIKE, Inc., Class B	9,040	1,134,882
PulteGroup, Inc.	29,654	1,372,684
PVH Corp.(a)	63,817	3,806,046
Tapestry, Inc.	2,656	41,513
Whirlpool Corp.	4,415	811,874

		10,547,077

Consumer Services — 1.9%
Hilton Worldwide Holdings, Inc.	2,864	244,356
McDonald’s Corp.(a)	13,023	2,858,418
MGM Resorts International	75,811	1,648,889
Yum! Brands, Inc.(a)	30,607	2,794,419

		7,546,082

Diversified Financials — 3.8%
American Express Co.	5,218	523,104
Berkshire Hathaway, Inc., Class B*	714	152,039
BlackRock, Inc.	702	395,612
Discover Financial Services(a)	34,628	2,000,806
Franklin Resources, Inc.(a)	84,385	1,717,235
Goldman Sachs Group, Inc. (The)(a)	8,296	1,667,247
Intercontinental Exchange, Inc.	11,404	1,140,970
Invesco Ltd. (Bermuda)	188,620	2,152,154
Moody’s Corp.	2,798	811,000

The accompanying notes are an integral part of the financial statements.

16

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Nasdaq, Inc.	10,363	$1,271,644
S&P Global, Inc.(a)	7,594	2,738,396
T Rowe Price Group, Inc.	7,005	898,181

		15,468,388

Energy — 4.9%
Apache Corp.(a)	201,105	1,904,464
Baker Hughes Co.	61,861	822,133
Chevron Corp.(a)	73,219	5,271,768
Concho Resources, Inc.	1,392	61,415
ConocoPhillips(a)	79,448	2,609,072
EOG Resources, Inc.(a)	84,842	3,049,221
Halliburton Co.	98,092	1,182,009
Kinder Morgan, Inc.(a)	156,496	1,929,596
Marathon Petroleum Corp.	3,765	110,465
National Oilwell Varco, Inc.	62,997	570,753
Phillips 66	4,676	242,404
TechnipFMC PLC (United Kingdom)	144,425	911,322
Valero Energy Corp.	851	36,865
Williams Cos., Inc. (The)	49,954	981,596

		19,683,083

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	687	243,885
Kroger Co. (The)	10,263	348,018
Sysco Corp.	14,078	875,933
Walgreens Boots Alliance, Inc.	15,335	550,833
Walmart, Inc.(a)	26,634	3,726,363

		5,745,032

Food, Beverage & Tobacco — 4.1%
Altria Group, Inc.(a)	43,006	1,661,752
Archer-Daniels-Midland Co.	10,913	507,345
Campbell Soup Co.(a)	10,845	524,573
Coca-Cola Co. (The)(a)	69,440	3,428,253
Constellation Brands, Inc., Class A(a)	10,754	2,037,991
General Mills, Inc.	16,329	1,007,173
JM Smucker Co. (The)	8,377	967,711
Kellogg Co.	12,412	801,691
Kraft Heinz Co. (The)(a)	58,179	1,742,461
Molson Coors Beverage Co., Class B	11,216	376,409
Mondelez International, Inc., Class A	9,011	517,682
PepsiCo, Inc.	2,841	393,763
Philip Morris International, Inc.	10,986	823,840
Tyson Foods, Inc., Class A	27,959	1,663,001

		16,453,645

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — 4.9%
Abbott Laboratories	11,842	$1,288,765
Anthem, Inc.(a)	4,404	1,182,870
Cardinal Health, Inc.	17,377	815,850
Cigna Corp.	4,992	845,695
CVS Health Corp.	21,874	1,277,442
Danaher Corp.	3,552	764,852
DaVita, Inc.*	3,135	268,513
DENTSPLY SIRONA, Inc.	17,524	766,324
HCA Healthcare, Inc.	499	62,215
Henry Schein, Inc.*	983	57,781
Hologic, Inc.(a) *	34,908	2,320,335
Humana, Inc.	2,695	1,115,434
Intuitive Surgical, Inc.*	305	216,410
McKesson Corp.	5,167	769,521
Medtronic PLC (Ireland)	20,859	2,167,667
Quest Diagnostics, Inc.	3,711	424,872
ResMed, Inc.	4,590	786,864
STERIS PLC (Ireland)	4,241	747,222
Stryker Corp.	4,228	880,988
UnitedHealth Group, Inc.	1,992	621,046
Universal Health Services, Inc., Class B	8,977	960,719
Varian Medical Systems, Inc.*	5,706	981,432
West Pharmaceutical Services, Inc.	2,417	664,433
Zimmer Biomet Holdings, Inc.	30	4,084

		19,991,334

Household & Personal Products — 1.9%
Clorox Co. (The)	1,786	375,364
Colgate-Palmolive Co.	18,250	1,407,988
Estee Lauder Cos., Inc. (The), Class A	1,549	338,069
Kimberly-Clark Corp.	8,280	1,222,625
Procter & Gamble Co. (The)(a)	31,824	4,423,218

		7,767,264

Insurance — 2.4%
Aflac, Inc.	33,055	1,201,549
Aon PLC, Class A (Ireland)	7,002	1,444,513
Arthur J Gallagher & Co.	695	73,378
Assurant, Inc.	1,936	234,856
Cincinnati Financial Corp.(a)	17,822	1,389,581
Globe Life, Inc.	3,653	291,875
Hartford Financial Services Group, Inc. (The)	14,918	549,877

The accompanying notes are an integral part of the financial statements.

17

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Loews Corp.	3,355	$116,586
Marsh & McLennan Cos., Inc.	9,266	1,062,810
MetLife, Inc.	30,848	1,146,620
Prudential Financial, Inc.	15,882	1,008,825
Travelers Cos., Inc. (The)	6,230	674,024
WR Berkley Corp.	7,434	454,589

		9,649,083

Materials — 5.8%
Amcor PLC (Jersey)	134,289	1,483,893
Avery Dennison Corp.	326	41,676
Celanese Corp.	14,013	1,505,697
CF Industries Holdings, Inc.(a)	96,790	2,972,421
Dow, Inc.	11,930	561,306
DuPont de Nemours, Inc.(a)	54,046	2,998,472
Eastman Chemical Co.	7,544	589,337
Ecolab, Inc.(a)	10,853	2,168,864
FMC Corp.	4,114	435,714
International Paper Co.	23,461	951,109
Linde PLC (Ireland)	10,606	2,525,607
LyondellBasell Industries NV, Class A (Netherlands)	12,082	851,660
Martin Marietta Materials, Inc.	2,100	494,256
Mosaic Co. (The)	74,496	1,361,042
Newmont Corp.	4,830	306,464
Nucor Corp.	13,976	626,963
PPG Industries, Inc.(a)	11,422	1,394,398
Sealed Air Corp.(a)	53,977	2,094,847

		23,363,726

Media & Entertainment — 5.5%
Activision Blizzard, Inc.	5,628	455,587
Alphabet, Inc., Class A(a) *	2,855	4,184,288
Charter Communications, Inc., Class A*	82	51,196
Comcast Corp., Class A(a)	30,641	1,417,453
Discovery, Inc., Class A*	27,803	605,271
Electronic Arts, Inc.*	5,781	753,900
Facebook, Inc., Class A(a) *	35,083	9,188,238
Fox Corp., Class A	53,231	1,481,419
Interpublic Group of Cos., Inc. (The)	19,678	328,032
Netflix, Inc.*	3,042	1,521,091
Omnicom Group, Inc.	7,900	391,050
Take-Two Interactive Software, Inc.*	832	137,463
Twitter, Inc.*	5,618	250,001

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Walt Disney Co. (The)(a)	13,369	$1,658,826

		22,423,815

Pharmaceuticals, Biotechnology & Life Sciences — 4.4%
AbbVie, Inc.	14,374	1,259,019
Agilent Technologies, Inc.	12,990	1,311,211
Alexion Pharmaceuticals, Inc.*	6,748	772,174
Amgen, Inc.	2,052	521,536
Biogen, Inc.*	738	209,356
Bristol Myers Squibb Co.(a)	20,120	1,213,035
Gilead Sciences, Inc.	9,535	602,517
Illumina, Inc.*	1,064	328,861
Incyte Corp.*	1,638	146,994
Johnson & Johnson	10,606	1,579,021
Merck & Co., Inc.(a)	41,512	3,443,420
PerkinElmer, Inc.	7,748	972,451
Pfizer, Inc.(a)	82,292	3,020,116
Regeneron Pharmaceuticals, Inc.*	2,129	1,191,772
Thermo Fisher Scientific, Inc.	2,790	1,231,841

		17,803,324

Real Estate — 3.8%
Alexandria Real Estate Equities, Inc., REIT	5,715	914,400
American Tower Corp., REIT	3,288	794,808
Apartment Investment & Management Co., Class A, REIT	26,030	877,732
AvalonBay Communities, Inc., REIT	10,028	1,497,582
Boston Properties, Inc., REIT	11,026	885,388
CBRE Group, Inc., Class A*	4,285	201,266
Crown Castle International Corp.,
REIT	3,160	526,140
Duke Realty Corp., REIT	12,558	463,390
Extra Space Storage, Inc., REIT	136	14,551
Federal Realty Investment Trust, REIT	2,073	152,241
Mid-America Apartment Communities, Inc., REIT	8,059	934,441
Prologis, Inc., REIT	1,141	114,807
Public Storage, REIT	3,369	750,344
Realty Income Corp., REIT	9,900	601,425
SBA Communications Corp., REIT	827	263,383
Simon Property Group, Inc., REIT	13,998	905,391
Welltower, Inc., REIT	23,398	1,288,996
Weyerhaeuser Co., REIT(a)	151,198	4,312,167

		15,498,452

The accompanying notes are an integral part of the financial statements.

18

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — 8.3%
Amazon.com, Inc.(a) *	4,716	$14,849,411
AutoZone, Inc.*	1,031	1,214,147
Best Buy Co., Inc.	5,248	584,050
Booking Holdings, Inc.*	182	311,344
CarMax, Inc.*	3,018	277,384
Dollar General Corp.	6,007	1,259,187
eBay, Inc.(a)	44,000	2,292,400
Gap, Inc. (The)	33,699	573,894
Genuine Parts Co.	5,686	541,137
Home Depot, Inc. (The)(a)	14,504	4,027,906
L Brands, Inc.	22,524	716,488
LKQ Corp.*	32,443	899,644
Lowe’s Cos., Inc.	10,104	1,675,849
O’Reilly Automotive, Inc.*	1,804	831,788
Target Corp.	6,118	963,096
Tractor Supply Co.(a)	19,195	2,751,411

		33,769,136

Semiconductors & Semiconductor Equipment — 2.8%
Applied Materials, Inc.	19,968	1,187,098
Broadcom, Inc.(a)	6,896	2,512,351
Intel Corp.	21,310	1,103,432
KLA Corp.	3,766	729,625
Lam Research Corp.	1,213	402,413
Maxim Integrated Products, Inc.	9,544	645,270
Micron Technology, Inc.*	8,087	379,766
NVIDIA Corp.(a)	3,874	2,096,686
Qorvo, Inc.*	1,509	194,676
Skyworks Solutions, Inc.	8,899	1,294,804
Texas Instruments, Inc.	4,315	616,139

		11,162,260

Software & Services — 13.6%
Accenture PLC, Class A (Ireland)	13,027	2,943,972
Adobe, Inc.(a) *	4,588	2,250,093
ANSYS, Inc.*	623	203,864
Autodesk, Inc.*	2,953	682,173
Automatic Data Processing, Inc.(a)	16,062	2,240,488
Broadridge Financial Solutions, Inc.	10,356	1,366,992
Cadence Design Systems, Inc.*	3,038	323,942
Citrix Systems, Inc.(a)	10,437	1,437,279
Cognizant Technology Solutions Corp., Class A	1,189	82,540
FleetCor Technologies, Inc.*	949	225,957
Gartner, Inc.*	8,503	1,062,450

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
International Business Machines Corp.(a)	17,724	$2,156,479
Intuit, Inc.	3,850	1,255,908
Mastercard, Inc., Class A(a)	10,269	3,472,668
Microsoft Corp.(a)	88,665	18,648,909
NortonLifeLock, Inc.	16,875	351,675
Oracle Corp.(a)	47,032	2,807,810
Paychex, Inc.(a)	37,522	2,993,130
PayPal Holdings, Inc.(a) *	8,795	1,732,879
salesforce.com, Inc.(a) *	8,955	2,250,571
ServiceNow, Inc.*	1,386	672,210
Synopsys, Inc.*	2,497	534,308
VeriSign, Inc.*	2,358	483,036
Visa, Inc., Class A(a)	13,439	2,687,397
Western Union Co. (The)(a)	98,562	2,112,184

		54,978,914

Technology Hardware & Equipment — 3.2%
Amphenol Corp., Class A	6,804	736,669
Apple, Inc.	3,924	454,438
CDW Corp.	2,353	281,254
Cisco Systems, Inc.(a)	66,243	2,609,312
Corning, Inc.	19,464	630,828
F5 Networks, Inc.*	5,477	672,411
FLIR Systems, Inc.(a)	53,847	1,930,415
HP, Inc.	65,513	1,244,092
Juniper Networks, Inc.	31,268	672,262
NetApp, Inc.	25,529	1,119,191
Seagate Technology PLC (Ireland)	20,754	1,022,550
TE Connectivity Ltd. (Switzerland)	14,618	1,428,763

		12,802,185

Telecommunication Services — 1.6%
AT&T, Inc.(a)	132,787	3,785,757
CenturyLink, Inc.	10,417	105,108
T-Mobile US, Inc.*	5,233	598,446
Verizon Communications, Inc.(a)	35,037	2,084,351

		6,573,662

Transportation — 2.3%
Alaska Air Group, Inc.	11,929	436,959
CH Robinson Worldwide, Inc.	16,526	1,688,792
CSX Corp.	17,237	1,338,798
Expeditors International of Washington, Inc.(a)	25,096	2,271,690
JB Hunt Transport Services, Inc.	10,911	1,378,932

The accompanying notes are an integral part of the financial statements.

19

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Norfolk Southern Corp.	7,618	$1,630,176
Union Pacific Corp.	2,888	568,561

		9,313,908

Utilities — 1.9%
AES Corp. (The)	857	15,520
CenterPoint Energy, Inc.	34,133	660,474
Dominion Energy, Inc.(a)	31,245	2,466,168
Duke Energy Corp.	10,627	941,127
Evergy, Inc.	4,428	225,031
NextEra Energy, Inc.	6	1,665
NRG Energy, Inc.(a)	100,494	3,089,186
Public Service Enterprise Group, Inc.	5,836	320,455
Southern Co. (The)	737	39,960

		7,759,586

TOTAL COMMON STOCKS (Cost $323,406,185)		387,074,617

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.4%		17,976,149

NET ASSETS - 100.0%		$405,050,766

(a)	Security position is either entirely or partially designated as collateral for total return swaps.
*	Non-income producing.

PLC    Public Limited Company

REIT   Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

20

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Over-the-counter total return swaps outstanding as of September 30, 2020

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures on July 29, 2024, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents 4.0% of net assets as of September 30, 2020.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2020:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Long
Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	38,662	$1,351,359	$1,497,766	$159,498
General Motors Co.	Morgan Stanley	8,439	242,158	249,710	8,086

		47,101	1,593,517	1,747,476	167,584

Banks
Bank of America Corp.	Morgan Stanley	66,968	1,531,718	1,613,259	102,222
Citigroup, Inc.	Morgan Stanley	7,221	314,527	311,297	(5,957)
Fifth Third Bancorp	Morgan Stanley	68,553	1,478,562	1,461,550	(4,515)
First Republic Bank	Morgan Stanley	365	27,631	39,807	12,398
JPMorgan Chase & Co.	Morgan Stanley	5,429	495,066	522,650	32,256
PNC Financial Services Group, Inc. (The)	Morgan Stanley	10,606	1,067,456	1,165,705	116,406
Truist Financial Corp.	Morgan Stanley	8,143	236,345	309,841	83,542
US Bancorp	Morgan Stanley	10,596	354,588	379,867	34,340
Wells Fargo & Co.	Morgan Stanley	61,948	1,549,655	1,456,397	(81,202)

		239,829	7,055,548	7,260,373	289,490

Capital Goods
3M Co.	Morgan Stanley	14,925	2,224,468	2,390,687	221,562
AMETEK, Inc.	Morgan Stanley	7,151	469,891	710,809	244,519
Carrier Global Corp.	Morgan Stanley	4,103	49,618	125,306	76,136
Caterpillar, Inc.	Morgan Stanley	871	104,064	129,910	27,180
Cummins, Inc.	Morgan Stanley	6,412	879,425	1,353,958	518,508
Deere & Co.	Morgan Stanley	3,028	604,087	671,096	70,713
Dover Corp.	Morgan Stanley	17,244	1,547,650	1,868,215	344,786
Eaton Corp. PLC (Ireland)	Morgan Stanley	8,856	603,772	903,578	312,927
Emerson Electric Co.	Morgan Stanley	21,164	1,065,037	1,387,723	346,862
Flowserve Corp.	Morgan Stanley	55,017	1,244,320	1,501,414	289,293
Fortive Corp.	Morgan Stanley	6,238	324,811	475,398	153,697
Fortune Brands Home & Security, Inc.	Morgan Stanley	18,423	1,187,585	1,593,958	414,604
General Dynamics Corp.	Morgan Stanley	8,486	1,069,759	1,174,717	125,892
Honeywell International, Inc.	Morgan Stanley	12,507	1,601,201	2,058,777	481,212
Howmet Aerospace, Inc.	Morgan Stanley	151,143	2,208,394	2,527,111	323,183
Illinois Tool Works, Inc.	Morgan Stanley	7,822	1,483,939	1,511,289	41,105
Johnson Controls International PLC (Ireland)	Morgan Stanley	12,311	423,673	502,904	86,850

The accompanying notes are an integral part of the financial statements.

21

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Lockheed Martin Corp.	Morgan Stanley	5,019	$1,873,397	$1,923,682	$73,724
Masco Corp.	Morgan Stanley	32,548	1,301,470	1,794,371	502,416
Northrop Grumman Corp.	Morgan Stanley	1,006	340,325	317,383	(20,912)
Otis Worldwide Corp.	Morgan Stanley	9,190	412,262	573,640	165,904
PACCAR, Inc.	Morgan Stanley	11,325	988,886	965,796	(20,187)
Pentair PLC (Ireland)	Morgan Stanley	45,346	1,577,012	2,075,486	509,888
Quanta Services, Inc.	Morgan Stanley	55,448	1,832,584	2,930,981	1,109,957
Raytheon Technologies Corp.	Morgan Stanley	6,266	285,132	360,546	81,174
Roper Technologies, Inc.	Morgan Stanley	669	258,774	264,329	6,527
Snap-on, Inc.	Morgan Stanley	13,712	1,587,456	2,017,447	462,890
Stanley Black & Decker, Inc.	Morgan Stanley	100	7,486	16,220	8,908
Trane Technologies PLC (Ireland)	Morgan Stanley	7,661	680,162	928,896	256,507
TransDigm Group, Inc.	Morgan Stanley	5,332	1,635,554	2,533,340	901,099
United Rentals, Inc.	Morgan Stanley	11,501	1,195,556	2,006,925	837,679
WW Grainger, Inc.	Morgan Stanley	2,631	838,618	938,662	104,443

		563,455	31,906,368	40,534,554	9,059,046

Commercial & Professional Services
Cintas Corp.	Morgan Stanley	4,219	806,167	1,404,210	599,686
IHS Markit Ltd. (Bermuda)	Morgan Stanley	14,692	1,125,847	1,153,469	30,698
Republic Services, Inc.	Morgan Stanley	12,588	1,008,464	1,175,090	180,736
Robert Half International, Inc.	Morgan Stanley	9,058	431,990	479,530	52,184
Waste Management, Inc.	Morgan Stanley	7,114	697,537	805,091	115,896

		47,671	4,070,005	5,017,390	979,200

Consumer Durables & Apparel
DR Horton, Inc.	Morgan Stanley	12,832	757,219	970,484	216,655
Garmin Ltd. (Switzerland)	Morgan Stanley	3,023	242,324	286,762	47,961
Hanesbrands, Inc.	Morgan Stanley	27,060	266,681	426,195	164,850
Leggett & Platt, Inc.	Morgan Stanley	8,750	236,470	360,238	131,264
Lennar Corp., Class A	Morgan Stanley	2,603	126,224	212,613	88,733
Mohawk Industries, Inc.	Morgan Stanley	7,537	615,308	735,536	121,487
Newell Brands, Inc.	Morgan Stanley	10,755	135,865	184,556	53,932
NIKE, Inc., Class B	Morgan Stanley	8,322	782,705	1,044,744	266,985
PulteGroup, Inc.	Morgan Stanley	30,218	758,641	1,398,791	648,548
PVH Corp.	Morgan Stanley	65,120	3,021,004	3,883,757	869,044
Tapestry, Inc.	Morgan Stanley	2,692	28,541	42,076	13,613
Whirlpool Corp.	Morgan Stanley	4,505	417,387	828,424	422,054

		183,417	7,388,369	10,374,176	3,045,126

Consumer Services
McDonald’s Corp.	Morgan Stanley	11,700	2,093,096	2,568,033	507,419
MGM Resorts International	Morgan Stanley	76,103	626,117	1,655,240	1,030,783
Yum! Brands, Inc.	Morgan Stanley	22,964	1,898,832	2,096,613	217,540

		110,767	4,618,045	6,319,886	1,755,742

Diversified Financials
American Express Co.	Morgan Stanley	2,061	167,792	206,615	39,962

The accompanying notes are an integral part of the financial statements.

22

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Diversified Financials — (continued)
Berkshire Hathaway, Inc., Class B	Morgan Stanley	34,119	$6,726,080	$7,265,300	$556,136
BlackRock, Inc.	Morgan Stanley	8,005	3,371,306	4,511,218	1,274,159
Discover Financial Services	Morgan Stanley	29,605	1,100,570	1,710,577	632,646
Franklin Resources, Inc.	Morgan Stanley	59,425	1,166,556	1,209,299	84,987
Goldman Sachs Group, Inc. (The)	Morgan Stanley	8,206	1,406,054	1,649,160	263,190
Intercontinental Exchange, Inc.	Morgan Stanley	13,282	1,139,885	1,328,864	199,340
Invesco Ltd. (Bermuda)	Morgan Stanley	194,907	1,682,152	2,223,889	597,772
Moody’s Corp.	Morgan Stanley	2,822	781,227	817,957	39,618
Nasdaq, Inc.	Morgan Stanley	23,864	2,438,601	2,928,351	537,110
S&P Global, Inc.	Morgan Stanley	4,569	1,491,564	1,647,581	162,999
T Rowe Price Group, Inc.	Morgan Stanley	21,692	2,325,906	2,781,348	531,518

		402,557	23,797,693	28,280,159	4,919,437

Energy
Apache Corp.	Morgan Stanley	141,897	701,448	1,343,765	652,049
Baker Hughes Co.	Morgan Stanley	59,420	843,773	789,692	(52,362)
Chevron Corp.	Morgan Stanley	21,647	1,659,117	1,558,584	(66,291)
ConocoPhillips	Morgan Stanley	77,318	2,514,166	2,539,123	73,994
EOG Resources, Inc.	Morgan Stanley	81,634	3,397,173	2,933,926	(439,274)
Halliburton Co.	Morgan Stanley	95,656	872,112	1,152,655	289,637
Kinder Morgan, Inc.	Morgan Stanley	163,909	2,650,207	2,020,998	(551,322)
Marathon Petroleum Corp.	Morgan Stanley	3,834	67,575	112,490	49,518
National Oilwell Varco, Inc.	Morgan Stanley	63,093	721,215	571,623	(148,120)
Phillips 66.	Morgan Stanley	4,775	235,418	247,536	17,472
TechnipFMC PLC (United Kingdom)	Morgan Stanley	143,737	1,012,982	906,980	(93,885)
Valero Energy Corp.	Morgan Stanley	865	28,824	37,472	10,422
Williams Cos., Inc. (The)	Morgan Stanley	50,947	1,094,880	1,001,109	(71,966)

		908,732	15,798,890	15,215,953	(330,128)

Food & Staples Retailing
Costco Wholesale Corp.	Morgan Stanley	670	228,404	237,850	9,926
Kroger Co. (The)	Morgan Stanley	17,290	470,483	586,304	128,570
Sysco Corp.	Morgan Stanley	14,352	570,295	892,981	332,940
Walgreens Boots Alliance, Inc.	Morgan Stanley	15,514	613,433	557,263	(46,220)
Walmart, Inc.	Morgan Stanley	28,128	3,121,470	3,935,388	887,313

		75,954	5,004,085	6,209,786	1,312,529

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	18,919	725,440	731,030	42,511
Archer-Daniels-Midland Co.	Morgan Stanley	18,294	749,380	850,488	123,792
Campbell Soup Co.	Morgan Stanley	16,260	752,485	786,496	49,639
Coca-Cola Co. (The)	Morgan Stanley	26,556	1,215,289	1,311,070	114,999
Constellation Brands, Inc., Class A	Morgan Stanley	10,835	1,517,983	2,053,341	553,843
General Mills, Inc.	Morgan Stanley	16,587	960,446	1,023,086	73,804
JM Smucker Co. (The)	Morgan Stanley	8,531	940,882	985,501	58,236
Kellogg Co.	Morgan Stanley	15,642	1,080,315	1,010,317	(61,895)
Kraft Heinz Co. (The)	Morgan Stanley	54,356	1,793,602	1,627,962	(140,716)
Molson Coors Beverage Co., Class B	Morgan Stanley	11,440	414,754	383,926	(30,301)

The accompanying notes are an integral part of the financial statements.

23

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Food, Beverage & Tobacco — (continued)
Mondelez International, Inc., Class A	Morgan Stanley	8,533	$408,152	$490,221	$89,640
PepsiCo, Inc.	Morgan Stanley	19,808	2,465,094	2,745,389	401,604
Philip Morris International, Inc.	Morgan Stanley	11,230	815,632	842,138	46,820
Tyson Foods, Inc., Class A	Morgan Stanley	28,101	1,603,826	1,671,447	86,541

		265,092	15,443,280	16,512,412	1,408,517

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	18,876	1,515,867	2,054,275	552,868
Anthem, Inc.	Morgan Stanley	4,007	822,259	1,076,240	262,927
Cardinal Health, Inc.	Morgan Stanley	10,078	531,132	473,162	(49,970)
Cigna Corp.	Morgan Stanley	3,416	588,170	578,705	(8,261)
CVS Health Corp.	Morgan Stanley	30,121	1,763,185	1,759,066	32,737
Danaher Corp.	Morgan Stanley	9,540	1,416,051	2,054,248	656,540
DaVita, Inc.	Morgan Stanley	15,740	973,280	1,348,131	376,830
DENTSPLY SIRONA, Inc.	Morgan Stanley	17,858	789,974	780,930	(5,694)
HCA Healthcare, Inc.	Morgan Stanley	509	63,495	63,462	1,598
Henry Schein, Inc.	Morgan Stanley	1,002	44,056	58,898	14,950
Hologic, Inc.	Morgan Stanley	30,383	1,789,311	2,019,558	232,807
Humana, Inc.	Morgan Stanley	5,443	2,232,751	2,252,803	27,957
Intuitive Surgical, Inc.	Morgan Stanley	312	214,826	221,376	6,119
McKesson Corp.	Morgan Stanley	4,260	648,502	634,442	(10,821)
Medtronic PLC (Ireland)	Morgan Stanley	19,095	1,803,921	1,984,352	205,564
Quest Diagnostics, Inc.	Morgan Stanley	3,188	246,289	364,994	122,620
ResMed, Inc.	Morgan Stanley	4,682	813,083	802,635	(7,588)
STERIS PLC (Ireland)	Morgan Stanley	4,323	666,817	761,669	98,038
Stryker Corp.	Morgan Stanley	4,312	795,029	898,491	109,774
UnitedHealth Group, Inc.	Morgan Stanley	9,740	2,107,321	3,036,640	985,203
Universal Health Services, Inc., Class B	Morgan Stanley	9,155	780,525	979,768	200,822
Varian Medical Systems, Inc.	Morgan Stanley	5,818	1,008,194	1,000,696	(5,448)
West Pharmaceutical Services, Inc.	Morgan Stanley	2,459	511,005	675,979	166,416
Zimmer Biomet Holdings, Inc.	Morgan Stanley	1	111	136	46

		214,318	22,125,154	25,880,656	3,966,034

Household & Personal Products
Clorox Co. (The)	Morgan Stanley	1,821	380,806	382,720	2,700
Colgate-Palmolive Co.	Morgan Stanley	14,414	960,854	1,112,040	172,457
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	1,548	237,505	337,851	101,587
Kimberly-Clark Corp.	Morgan Stanley	8,168	1,129,366	1,206,087	96,393
Procter & Gamble Co. (The)	Morgan Stanley	3,671	397,636	510,232	118,432

		29,622	3,106,167	3,548,930	491,569

Insurance
Aflac, Inc.	Morgan Stanley	19,495	812,978	708,643	(93,742)
Aon PLC, Class A (Ireland)	Morgan Stanley	5,297	953,706	1,092,771	146,436
Arthur J Gallagher & Co.	Morgan Stanley	709	74,699	74,856	412
Assurant, Inc.	Morgan Stanley	1,667	179,581	202,224	29,909
Cincinnati Financial Corp.	Morgan Stanley	14,110	835,752	1,100,157	280,646
Globe Life, Inc.	Morgan Stanley	8,820	774,142	704,718	(63,725)

The accompanying notes are an integral part of the financial statements.

24

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Insurance — (continued)
Hartford Financial Services Group, Inc. (The)	Morgan Stanley	11,609	$403,985	$427,908	$30,717
Loews Corp.	Morgan Stanley	3,423	105,519	118,949	13,750
Marsh & McLennan Cos., Inc.	Morgan Stanley	9,333	965,264	1,070,495	110,234
MetLife, Inc.	Morgan Stanley	23,807	766,272	884,906	135,941
Prudential Financial, Inc.	Morgan Stanley	16,201	848,817	1,029,087	213,647
Travelers Cos., Inc. (The)	Morgan Stanley	6,345	598,307	686,466	101,453
WR Berkley Corp.	Morgan Stanley	7,575	400,198	463,211	65,508

		128,391	7,719,220	8,564,391	971,186

Materials
Amcor PLC (Jersey)	Morgan Stanley	101,598	941,946	1,122,658	197,150
Avery Dennison Corp.	Morgan Stanley	132	11,279	16,875	5,792
Celanese Corp.	Morgan Stanley	10,633	777,202	1,142,516	379,646
CF Industries Holdings, Inc.	Morgan Stanley	30,725	927,976	943,565	25,943
Dow, Inc.	Morgan Stanley	9,489	385,564	446,457	69,150
DuPont de Nemours, Inc.	Morgan Stanley	49,839	1,805,916	2,765,068	992,711
Eastman Chemical Co.	Morgan Stanley	7,466	390,243	583,244	206,595
Ecolab, Inc.	Morgan Stanley	11,186	2,164,376	2,235,410	81,036
FMC Corp.	Morgan Stanley	4,199	336,594	444,716	113,515
International Paper Co.	Morgan Stanley	23,823	751,579	965,784	239,658
Linde PLC (Ireland)	Morgan Stanley	8,428	1,469,366	2,006,960	556,091
LyondellBasell Industries NV, Class A (Netherlands)	Morgan Stanley	9,914	417,333	698,838	303,225
Martin Marietta Materials, Inc.	Morgan Stanley	2,114	367,965	497,551	136,115
Mosaic Co. (The)	Morgan Stanley	75,992	1,375,852	1,388,374	18,960
Newmont Corp.	Morgan Stanley	3,749	245,236	237,874	(6,315)
Nucor Corp.	Morgan Stanley	13,409	572,565	601,528	35,532
PPG Industries, Inc.	Morgan Stanley	11,658	1,055,464	1,423,209	380,911
Sealed Air Corp.	Morgan Stanley	53,665	1,336,426	2,082,739	766,197

		428,019	15,332,882	19,603,366	4,501,912

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	4,843	340,785	392,041	52,415
Alphabet, Inc., Class A	Morgan Stanley	7,361	8,606,002	10,788,282	2,197,904
Charter Communications, Inc., Class A	Morgan Stanley	6,524	2,492,000	4,073,194	1,586,231
Comcast Corp., Class A	Morgan Stanley	31,178	1,170,701	1,442,294	282,326
Discovery, Inc., Class A	Morgan Stanley	18,568	381,665	404,225	23,693
Electronic Arts, Inc.	Morgan Stanley	1,665	215,301	217,133	2,285
Facebook, Inc., Class A	Morgan Stanley	11,423	2,222,583	2,991,684	773,352
Fox Corp., Class A	Morgan Stanley	50,890	1,296,293	1,416,269	134,311
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	25,095	431,221	418,334	(1,005)
Netflix, Inc.	Morgan Stanley	2,841	1,197,341	1,420,585	226,852
Omnicom Group, Inc.	Morgan Stanley	7,811	409,269	386,645	(15,735)
Take-Two Interactive Software, Inc.	Morgan Stanley	722	96,488	119,289	23,096
Twitter, Inc.	Morgan Stanley	5,006	153,829	222,767	69,770

The accompanying notes are an integral part of the financial statements.

25

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment — (continued)
Walt Disney Co. (The)	Morgan Stanley	11,527	$1,101,459	$1,430,270	$331,049

		185,454	20,114,937	25,723,012	5,686,544

Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	Morgan Stanley	7,401	656,890	648,254	(7,293)
Agilent Technologies, Inc.	Morgan Stanley	13,075	1,275,074	1,319,791	47,304
Alexion Pharmaceuticals, Inc.	Morgan Stanley	4,047	390,519	463,098	73,385
Amgen, Inc.	Morgan Stanley	3,630	744,087	922,601	213,473
Biogen, Inc.	Morgan Stanley	10,188	2,447,805	2,890,132	446,587
Bristol Myers Squibb Co.	Morgan Stanley	23,509	1,243,577	1,417,358	206,354
Gilead Sciences, Inc.	Morgan Stanley	16,497	1,082,466	1,042,445	(15,560)
Illumina, Inc.	Morgan Stanley	922	337,132	284,972	(52,009)
Incyte Corp.	Morgan Stanley	1,295	131,185	116,213	(14,865)
Johnson & Johnson	Morgan Stanley	47,553	6,215,994	7,079,691	1,067,228
Merck & Co., Inc.	Morgan Stanley	18,665	1,375,226	1,548,262	194,555
PerkinElmer, Inc.	Morgan Stanley	7,575	671,997	950,738	282,834
Pfizer, Inc.	Morgan Stanley	79,855	2,670,077	2,930,679	314,764
Regeneron Pharmaceuticals, Inc.	Morgan Stanley	1,741	948,398	974,577	18,580
Thermo Fisher Scientific, Inc.	Morgan Stanley	2,593	1,052,667	1,144,861	95,128

		238,546	21,243,094	23,733,672	2,870,465

Real Estate
Alexandria Real Estate Equities, Inc., REIT	Morgan Stanley	6,385	978,585	1,021,600	62,696
American Tower Corp., REIT	Morgan Stanley	2,684	689,588	648,803	(33,601)
Apartment Investment & Management Co., Class A, REIT	Morgan Stanley	15,729	518,079	530,382	22,658
AvalonBay Communities, Inc., REIT	Morgan Stanley	6,943	1,024,498	1,036,868	33,234
Boston Properties, Inc., REIT	Morgan Stanley	6,426	527,861	516,008	803
CBRE Group, Inc., Class A	Morgan Stanley	4,300	172,116	201,971	30,222
Crown Castle International Corp., REIT	Morgan Stanley	2,454	413,677	408,591	1,474
Duke Realty Corp., REIT	Morgan Stanley	9,486	354,702	350,033	(2,194)
Extra Space Storage, Inc., REIT	Morgan Stanley	139	10,691	14,872	4,473
Federal Realty Investment Trust, REIT	Morgan Stanley	2,102	144,566	154,371	14,585
Mid-America Apartment Communities, Inc., REIT	Morgan Stanley	4,865	553,555	564,097	14,032
Prologis, Inc., REIT	Morgan Stanley	1,161	99,064	116,820	18,741
Public Storage, REIT	Morgan Stanley	3,434	619,029	764,820	160,023
Realty Income Corp., REIT	Morgan Stanley	9,857	466,955	598,813	146,510
SBA Communications Corp., REIT	Morgan Stanley	680	210,523	216,566	6,826
Simon Property Group, Inc., REIT	Morgan Stanley	15,087	881,246	975,827	106,317
Welltower, Inc., REIT	Morgan Stanley	21,260	975,190	1,171,213	217,326
Weyerhaeuser Co., REIT	Morgan Stanley	154,260	2,665,893	4,399,495	1,738,989

		267,252	11,305,818	13,691,150	2,543,114

Retailing
Amazon.com, Inc.	Morgan Stanley	3,460	6,962,892	10,894,606	3,946,049
AutoZone, Inc.	Morgan Stanley	1,147	1,098,131	1,350,753	254,853

The accompanying notes are an integral part of the financial statements.

26

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
Best Buy Co., Inc.	Morgan Stanley	6,908	$520,599	$768,791	$257,691
Booking Holdings, Inc.	Morgan Stanley	185	221,890	316,476	95,053
CarMax, Inc.	Morgan Stanley	233	20,809	21,415	4,167
Dollar General Corp.	Morgan Stanley	6,722	1,331,698	1,409,066	80,069
eBay, Inc.	Morgan Stanley	44,367	1,292,818	2,311,521	1,035,523
Gap, Inc. (The)	Morgan Stanley	34,380	387,872	585,491	198,420
Genuine Parts Co.	Morgan Stanley	5,779	435,300	549,987	122,284
Home Depot, Inc. (The)	Morgan Stanley	2,210	494,916	613,739	124,848
L Brands, Inc.	Morgan Stanley	9,691	282,015	308,271	26,844
LKQ Corp.	Morgan Stanley	32,547	706,535	902,528	197,435
Lowe’s Cos., Inc.	Morgan Stanley	10,512	1,276,777	1,743,520	475,116
O’Reilly Automotive, Inc.	Morgan Stanley	1,203	515,120	554,679	40,616
Target Corp.	Morgan Stanley	11,589	1,381,832	1,824,340	504,763
Tractor Supply Co.	Morgan Stanley	18,113	2,474,668	2,596,317	130,529

		189,046	19,403,872	26,751,500	7,494,260

Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	Morgan Stanley	12,530	497,369	744,909	254,074
Broadcom, Inc.	Morgan Stanley	4,423	1,523,614	1,611,387	105,248
Intel Corp.	Morgan Stanley	111,926	5,254,153	5,795,528	727,777
KLA Corp.	Morgan Stanley	3,634	649,711	704,051	57,347
Lam Research Corp.	Morgan Stanley	1,061	290,630	351,987	64,429
Maxim Integrated Products, Inc.	Morgan Stanley	9,731	648,142	657,913	11,096
Micron Technology, Inc.	Morgan Stanley	7,030	329,304	330,129	1,645
NVIDIA Corp.	Morgan Stanley	3,107	905,327	1,681,571	778,896
Qorvo, Inc.	Morgan Stanley	1,537	119,311	198,288	79,238
Skyworks Solutions, Inc.	Morgan Stanley	8,059	885,603	1,172,585	294,344
Texas Instruments, Inc.	Morgan Stanley	4,399	580,585	628,133	51,320

		167,437	11,683,749	13,876,481	2,425,414

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	6,103	1,205,817	1,379,217	180,324
Adobe, Inc.	Morgan Stanley	2,096	702,050	1,027,941	327,325
ANSYS, Inc.	Morgan Stanley	532	151,078	174,086	23,333
Automatic Data Processing, Inc.	Morgan Stanley	5,656	767,104	788,955	27,614
Broadridge Financial Solutions, Inc.	Morgan Stanley	15,723	2,192,473	2,075,436	(103,745)
Cadence Design Systems, Inc.	Morgan Stanley	3,014	286,652	321,383	35,328
Citrix Systems, Inc.	Morgan Stanley	5,732	670,703	789,354	124,946
Cognizant Technology Solutions Corp., Class A	Morgan Stanley	6,107	372,592	423,948	58,314
FleetCor Technologies, Inc.	Morgan Stanley	915	164,753	217,862	53,460
Gartner, Inc.	Morgan Stanley	11,180	1,456,701	1,396,941	(56,808)
International Business Machines Corp.	Morgan Stanley	18,028	1,991,349	2,193,467	258,003
Intuit, Inc.	Morgan Stanley	3,930	1,297,969	1,282,005	(13,331)
Mastercard, Inc., Class A	Morgan Stanley	3,384	957,703	1,144,367	190,286
Microsoft Corp.	Morgan Stanley	34,876	5,603,376	7,335,469	1,826,320
NortonLifeLock, Inc.	Morgan Stanley	16,772	321,351	349,528	33,654
Oracle Corp.	Morgan Stanley	47,978	2,234,792	2,864,287	654,193

The accompanying notes are an integral part of the financial statements.

27

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Paychex, Inc.	Morgan Stanley	38,256	$2,273,728	$3,051,681	$829,545
PayPal Holdings, Inc.	Morgan Stanley	8,751	1,320,230	1,724,210	406,756
salesforce.com, Inc.	Morgan Stanley	4,272	631,313	1,073,639	443,617
ServiceNow, Inc.	Morgan Stanley	1,197	457,831	580,545	124,202
Synopsys, Inc.	Morgan Stanley	2,405	473,559	514,622	42,055
VeriSign, Inc.	Morgan Stanley	2,406	500,698	492,869	(6,874)
Visa, Inc., Class A	Morgan Stanley	16,068	2,742,711	3,213,118	496,545
Western Union Co. (The)	Morgan Stanley	31,681	647,432	678,924	47,547

		287,062	29,423,965	35,093,854	6,002,609

Technology Hardware & Equipment
Amphenol Corp., Class A	Morgan Stanley	4,806	339,722	520,346	183,731
Apple, Inc.	Morgan Stanley	241,430	12,297,233	27,960,008	16,021,630
CDW Corp.	Morgan Stanley	2,873	287,358	343,410	58,470
Cisco Systems, Inc.	Morgan Stanley	95,068	4,067,801	3,744,728	(266,962)
Corning, Inc.	Morgan Stanley	19,844	640,651	643,144	6,840
F5 Networks, Inc.	Morgan Stanley	5,589	565,419	686,161	121,910
FLIR Systems, Inc.	Morgan Stanley	57,744	2,090,606	2,070,122	(4,149)
HP, Inc.	Morgan Stanley	107,345	1,742,591	2,038,482	328,635
Juniper Networks, Inc.	Morgan Stanley	49,494	1,032,698	1,064,121	49,841
NetApp, Inc.	Morgan Stanley	25,109	1,054,752	1,100,779	48,134
Seagate Technology PLC (Ireland)	Morgan Stanley	21,151	994,990	1,042,110	60,763
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	14,647	862,128	1,431,598	585,959

		645,100	25,975,949	42,645,009	17,194,802

Telecommunication Services
AT&T, Inc.	Morgan Stanley	4,939	145,113	140,811	(1,440)
CenturyLink, Inc.	Morgan Stanley	29,854	322,819	301,227	(14,003)
T-Mobile US, Inc.	Morgan Stanley	2,800	234,831	320,208	85,870
Verizon Communications, Inc.	Morgan Stanley	32,593	1,725,730	1,938,958	247,933

		70,186	2,428,493	2,701,204	318,360

Transportation
Alaska Air Group, Inc.	Morgan Stanley	9,064	263,957	332,014	68,609
CH Robinson Worldwide, Inc.	Morgan Stanley	10,689	991,605	1,092,309	108,356
CSX Corp.	Morgan Stanley	17,585	936,113	1,365,827	440,763
Expeditors International of Washington, Inc.	Morgan Stanley	24,400	1,598,763	2,208,688	625,201
JB Hunt Transport Services, Inc.	Morgan Stanley	8,213	1,083,436	1,037,959	(41,112)
Norfolk Southern Corp.	Morgan Stanley	5,187	881,279	1,109,966	238,588
Union Pacific Corp.	Morgan Stanley	2,868	551,738	564,623	16,322

		78,006	6,306,891	7,711,386	1,456,727

Utilities
AES Corp. (The)	Morgan Stanley	8,095	123,075	146,600	28,436
CenterPoint Energy, Inc.	Morgan Stanley	34,836	678,977	674,077	(3,513)
Dominion Energy, Inc.	Morgan Stanley	24,407	1,816,687	1,926,444	151,764
Duke Energy Corp.	Morgan Stanley	11,003	909,621	974,426	72,842

The accompanying notes are an integral part of the financial statements.

28

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Utilities — (continued)
Evergy, Inc.	Morgan Stanley	4,514	$246,332	$229,401	$(12,582)
NextEra Energy, Inc.	Morgan Stanley	5	1,011	1,388	413
NRG Energy, Inc.	Morgan Stanley	125,729	3,789,008	3,864,909	150,453
Public Service Enterprise Group, Inc.	Morgan Stanley	5,751	229,494	315,787	92,412
Southern Co. (The)	Morgan Stanley	1,606	83,724	87,077	4,321

		215,946	7,877,929	8,220,109	484,546

Total Reference Entity — Long			320,723,920	395,216,885	79,014,085

Short

Automobiles & Components
Aptiv PLC (Jersey)	Morgan Stanley	(28,228)	(2,306,737)	(2,587,943)	(297,939)
Ford Motor Co.	Morgan Stanley	(215,321)	(1,459,704)	(1,434,038)	20,686

		(243,549)	(3,766,441)	(4,021,981)	(277,253)

Banks
Citizens Financial Group, Inc.	Morgan Stanley	(51,381)	(2,022,235)	(1,298,912)	661,178
Comerica, Inc.	Morgan Stanley	(7,192)	(475,317)	(275,094)	265,230
Huntington Bancshares, Inc.	Morgan Stanley	(178,080)	(2,337,798)	(1,632,994)	589,069
KeyCorp.	Morgan Stanley	(55,222)	(1,073,673)	(658,798)	380,569
M&T Bank Corp.	Morgan Stanley	(15,667)	(2,665,080)	(1,442,774)	1,161,495
People’s United Financial, Inc.	Morgan Stanley	(183,198)	(2,029,444)	(1,888,771)	116,674
Regions Financial Corp.	Morgan Stanley	(60,624)	(948,472)	(698,995)	205,840
SVB Financial Group	Morgan Stanley	(5,575)	(1,191,393)	(1,341,457)	(158,363)
Zions Bancorp NA	Morgan Stanley	(22,767)	(1,064,449)	(665,252)	376,458

		(579,706)	(13,807,861)	(9,903,047)	3,598,150

Capital Goods
A.O. Smith Corp.	Morgan Stanley	(48,511)	(2,164,697)	(2,561,381)	(434,090)
Allegion PLC (Ireland)	Morgan Stanley	(28,286)	(2,833,667)	(2,797,768)	17,380
Boeing Co. (The)	Morgan Stanley	(16,551)	(5,517,244)	(2,735,218)	2,739,124
Fastenal Co.	Morgan Stanley	(58,324)	(2,343,947)	(2,629,829)	(316,228)
General Electric Co.	Morgan Stanley	(500,335)	(4,129,494)	(3,117,087)	987,797
Huntington Ingalls Industries, Inc.	Morgan Stanley	(4,302)	(867,276)	(605,507)	253,878
IDEX Corp.	Morgan Stanley	(2,823)	(502,660)	(514,943)	(15,270)
Ingersoll Rand, Inc.	Morgan Stanley	(186,962)	(5,471,804)	(6,655,847)	(1,208,762)
Jacobs Engineering Group, Inc.	Morgan Stanley	(55,041)	(5,116,726)	(5,106,154)	(24,807)
L3Harris Technologies, Inc.	Morgan Stanley	(18,084)	(3,318,565)	(3,071,387)	219,901
Parker-Hannifin Corp.	Morgan Stanley	(1,821)	(336,541)	(368,461)	(35,217)
Rockwell Automation, Inc.	Morgan Stanley	(7,171)	(1,487,406)	(1,582,496)	(125,463)
Teledyne Technologies, Inc.	Morgan Stanley	(194)	(64,446)	(60,181)	4,669
Textron, Inc.	Morgan Stanley	(117,913)	(5,677,077)	(4,255,480)	1,394,515
Westinghouse Air Brake Technologies Corp.	Morgan Stanley	(31,260)	(2,006,546)	(1,934,369)	61,672
Xylem, Inc.	Morgan Stanley	(61,796)	(4,510,412)	(5,198,280)	(728,077)

		(1,139,374)	(46,348,508)	(43,194,388)	2,791,022

Commercial & Professional Services
Copart, Inc.	Morgan Stanley	(25,097)	(2,580,133)	(2,639,200)	(67,887)

The accompanying notes are an integral part of the financial statements.

29

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Commercial & Professional Services — (continued)
Equifax, Inc.	Morgan Stanley	(6,273)	$(1,037,268)	$(984,234)	$47,570
Nielsen Holdings PLC (United Kingdom).	Morgan Stanley	(71,562)	(1,049,232)	(1,014,749)	30,908
Rollins, Inc.	Morgan Stanley	(43,331)	(1,766,102)	(2,348,107)	(595,947)
Verisk Analytics, Inc.	Morgan Stanley	(1,849)	(334,997)	(342,638)	(9,322)

		(148,112)	(6,767,732)	(7,328,928)	(594,678)

Consumer Durables & Apparel
Hasbro, Inc.	Morgan Stanley	(11,026)	(1,059,668)	(912,071)	114,061
NVR, Inc.	Morgan Stanley	(856)	(3,286,193)	(3,495,151)	(220,195)
Ralph Lauren Corp.	Morgan Stanley	(53,452)	(3,632,266)	(3,633,132)	(13,290)
Under Armour, Inc., Class C	Morgan Stanley	(398,297)	(3,513,864)	(3,919,242)	(424,799)
VF Corp.	Morgan Stanley	(34,452)	(2,097,611)	(2,420,253)	(352,245)

		(498,083)	(13,589,602)	(14,379,849)	(896,468)

Consumer Services
Carnival Corp. (Panama)	Morgan Stanley	(28,282)	(448,613)	(429,321)	16,209
Chipotle Mexican Grill, Inc.	Morgan Stanley	(364)	(449,924)	(452,710)	(5,905)
Darden Restaurants, Inc.	Morgan Stanley	(52,892)	(6,325,891)	(5,328,340)	962,767
Domino’s Pizza, Inc.	Morgan Stanley	(5,514)	(2,178,652)	(2,344,994)	(188,370)
Las Vegas Sands Corp.	Morgan Stanley	(22,706)	(1,323,307)	(1,059,462)	232,099
Marriott International, Inc., Class A	Morgan Stanley	(9,949)	(950,331)	(921,078)	26,017
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	(88,147)	(3,143,578)	(1,508,195)	1,624,633
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	(9,743)	(1,108,295)	(630,664)	466,696
Starbucks Corp.	Morgan Stanley	(12,540)	(978,243)	(1,077,437)	(113,983)
Wynn Resorts Ltd.	Morgan Stanley	(19,755)	(2,124,832)	(1,418,607)	655,931

		(249,892)	(19,031,666)	(15,170,808)	3,676,094

Diversified Financials
Ameriprise Financial, Inc.	Morgan Stanley	(14,993)	(2,179,504)	(2,310,571)	(169,101)
Bank of New York Mellon Corp. (The)	Morgan Stanley	(38,668)	(1,652,975)	(1,327,859)	303,946
Capital One Financial Corp.	Morgan Stanley	(7,800)	(548,797)	(560,508)	(15,771)
Cboe Global Markets, Inc.	Morgan Stanley	(7,658)	(959,884)	(671,913)	275,972
Charles Schwab Corp. (The)	Morgan Stanley	(27,489)	(1,303,197)	(995,926)	289,664
CME Group, Inc.	Morgan Stanley	(4,104)	(822,061)	(686,640)	119,361
MarketAxess Holdings, Inc.	Morgan Stanley	(4,987)	(2,449,613)	(2,401,689)	(10,163)
MSCI, Inc.	Morgan Stanley	(11,252)	(4,056,893)	(4,014,489)	21,718
Northern Trust Corp.	Morgan Stanley	(43,253)	(4,361,788)	(3,372,436)	889,863
Raymond James Financial, Inc.	Morgan Stanley	(14,505)	(1,054,561)	(1,055,384)	(10,810)
State Street Corp.	Morgan Stanley	(55,541)	(4,238,765)	(3,295,248)	850,958
Synchrony Financial	Morgan Stanley	(49,548)	(1,668,727)	(1,296,671)	344,558

		(279,798)	(25,296,765)	(21,989,334)	2,890,195

Energy
Cabot Oil & Gas Corp.	Morgan Stanley	(229,310)	(4,416,687)	(3,980,822)	376,412
Devon Energy Corp.	Morgan Stanley	(222,478)	(2,427,223)	(2,104,642)	288,398
Diamondback Energy, Inc.	Morgan Stanley	(88,383)	(6,284,188)	(2,662,096)	3,515,281
Exxon Mobil Corp.	Morgan Stanley	(22,225)	(824,008)	(762,984)	58,221

The accompanying notes are an integral part of the financial statements.

30

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Hess Corp.	Morgan Stanley	(81,137)	$(5,197,636)	$(3,320,937)	$1,798,060
HollyFrontier Corp.	Morgan Stanley	(37,156)	(771,695)	(732,345)	36,727
Marathon Oil Corp.	Morgan Stanley	(450,422)	(4,856,095)	(1,842,226)	2,978,773
Noble Energy, Inc.	Morgan Stanley	(244,581)	(4,925,558)	(2,091,168)	2,836,934
Occidental Petroleum Corp.	Morgan Stanley	(277,661)	(9,769,985)	(2,779,387)	6,713,580
ONEOK, Inc.	Morgan Stanley	(165,725)	(6,998,415)	(4,305,536)	2,438,501
Pioneer Natural Resources Co.	Morgan Stanley	(22,803)	(3,033,396)	(1,960,830)	1,029,040
Schlumberger NV (Curacao)	Morgan Stanley	(55,434)	(1,910,828)	(862,553)	1,027,890

		(1,897,315)	(51,415,714)	(27,405,526)	23,097,817

Food, Beverage & Tobacco
Brown-Forman Corp., Class B	Morgan Stanley	(36,646)	(2,321,006)	(2,760,177)	(486,146)
Conagra Brands, Inc.	Morgan Stanley	(27,271)	(1,008,656)	(973,847)	28,418
Hershey Co. (The)	Morgan Stanley	(8,489)	(1,237,581)	(1,216,813)	11,041
Hormel Foods Corp.	Morgan Stanley	(31,982)	(1,546,562)	(1,563,600)	(35,723)
Lamb Weston Holdings, Inc.	Morgan Stanley	(17,617)	(1,677,495)	(1,167,479)	496,186
McCormick & Co., Inc., non-voting shares	Morgan Stanley	(3,611)	(684,622)	(700,895)	(38,712)
Monster Beverage Corp.	Morgan Stanley	(14,238)	(1,017,331)	(1,141,888)	(141,615)

		(139,854)	(9,493,253)	(9,524,699)	(166,551)

Health Care Equipment & Services
ABIOMED, Inc.	Morgan Stanley	(12,161)	(2,400,742)	(3,369,327)	(976,789)
Align Technology, Inc.	Morgan Stanley	(5,487)	(1,545,783)	(1,796,224)	(261,213)
AmerisourceBergen Corp.	Morgan Stanley	(6,860)	(690,573)	(664,871)	20,635
Baxter International, Inc.	Morgan Stanley	(14,106)	(1,181,882)	(1,134,404)	40,320
Becton Dickinson and Co.	Morgan Stanley	(6,241)	(1,580,211)	(1,452,156)	116,763
Boston Scientific Corp.	Morgan Stanley	(52,091)	(2,038,516)	(1,990,397)	41,155
Centene Corp.	Morgan Stanley	(13,439)	(863,721)	(783,897)	79,263
Cerner Corp.	Morgan Stanley	(4,272)	(299,957)	(308,823)	(10,531)
Cooper Cos., Inc. (The)	Morgan Stanley	(8,362)	(2,638,925)	(2,818,997)	(189,371)
DexCom, Inc.	Morgan Stanley	(6,496)	(2,691,093)	(2,677,846)	2,229
Edwards Lifesciences Corp.	Morgan Stanley	(33,583)	(2,600,910)	(2,680,595)	(88,575)
IDEXX Laboratories, Inc.	Morgan Stanley	(3,749)	(1,257,501)	(1,473,769)	(228,912)
Laboratory Corp. of America Holdings	Morgan Stanley	(10,288)	(1,950,940)	(1,936,922)	6,700
Teleflex, Inc.	Morgan Stanley	(6,383)	(2,295,242)	(2,172,901)	107,089

		(183,518)	(24,035,996)	(25,261,129)	(1,341,237)

Household & Personal Products
Church & Dwight Co., Inc.	Morgan Stanley	(12,004)	(990,355)	(1,124,895)	(141,635)

Insurance
Allstate Corp. (The)	Morgan Stanley	(4,741)	(448,146)	(446,318)	(1,572)
American International Group, Inc.	Morgan Stanley	(22,545)	(1,115,777)	(620,664)	469,668
Chubb Ltd. (Switzerland)	Morgan Stanley	(6,637)	(771,918)	(770,688)	99
Everest Re Group Ltd. (Bermuda)	Morgan Stanley	(1,223)	(244,866)	(241,591)	3,163
Lincoln National Corp.	Morgan Stanley	(49,380)	(2,996,888)	(1,547,075)	1,400,062
Principal Financial Group, Inc.	Morgan Stanley	(34,750)	(1,728,117)	(1,399,383)	284,816
Progressive Corp. (The)	Morgan Stanley	(13,821)	(1,167,885)	(1,308,434)	(162,232)

The accompanying notes are an integral part of the financial statements.

31

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Insurance — (continued)
Unum Group	Morgan Stanley	(77,208)	$(2,255,987)	$(1,299,411)	$909,029
Willis Towers Watson PLC (Ireland)	Morgan Stanley	(9,738)	(1,979,264)	(2,033,489)	(70,282)

		(220,043)	(12,708,848)	(9,667,053)	2,832,751

Materials
Air Products & Chemicals, Inc.	Morgan Stanley	(6,425)	(1,680,028)	(1,913,751)	(255,751)
Albemarle Corp.	Morgan Stanley	(66,865)	(5,863,676)	(5,969,707)	(197,590)
Ball Corp.	Morgan Stanley	(9,903)	(756,237)	(823,137)	(72,895)
Corteva, Inc.	Morgan Stanley	(195,431)	(5,202,228)	(5,630,367)	(473,096)
Freeport-McMoRan, Inc.	Morgan Stanley	(36,306)	(446,505)	(567,826)	(128,004)
International Flavors & Fragrances, Inc.	Morgan Stanley	(36,182)	(4,470,944)	(4,430,486)	(26,771)
Packaging Corp. of America	Morgan Stanley	(17,732)	(1,714,243)	(1,933,675)	(246,247)
Sherwin-Williams Co. (The)	Morgan Stanley	(663)	(405,876)	(461,939)	(64,287)
Vulcan Materials Co.	Morgan Stanley	(11,961)	(1,730,118)	(1,621,194)	89,181
Westrock Co.	Morgan Stanley	(40,917)	(1,241,040)	(1,421,457)	(202,309)

		(422,385)	(23,510,895)	(24,773,539)	(1,577,769)

Media & Entertainment
DISH Network Corp., Class A	Morgan Stanley	(59,279)	(2,451,237)	(1,720,869)	721,991
Live Nation Entertainment, Inc.	Morgan Stanley	(42,179)	(3,011,119)	(2,272,604)	727,120
News Corp., Class A	Morgan Stanley	(42,905)	(654,658)	(601,528)	48,393
ViacomCBS, Inc., Class B	Morgan Stanley	(56,820)	(1,504,992)	(1,591,528)	(133,452)

		(201,183)	(7,622,006)	(6,186,529)	1,364,052

Pharmaceuticals, Biotechnology & Life Sciences
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	(6,148)	(2,947,955)	(3,169,048)	(231,172)
Catalent, Inc.	Morgan Stanley	(26,676)	(2,234,972)	(2,285,066)	(57,731)
Eli Lilly & Co.	Morgan Stanley	(1,235)	(200,892)	(182,805)	14,861
IQVIA Holdings, Inc.	Morgan Stanley	(5,767)	(923,258)	(909,052)	10,057
Mettler-Toledo International, Inc.	Morgan Stanley	(2,117)	(1,672,779)	(2,044,493)	(390,163)
Mylan NV (Netherlands)	Morgan Stanley	(38,752)	(644,812)	(574,692)	72,153
Perrigo Co. PLC (Ireland)	Morgan Stanley	(83,017)	(4,926,216)	(3,811,310)	1,042,887
Vertex Pharmaceuticals, Inc.	Morgan Stanley	(10,562)	(2,953,589)	(2,874,131)	69,359
Waters Corp.	Morgan Stanley	(1,755)	(396,368)	(343,418)	59,130
Zoetis, Inc.	Morgan Stanley	(1,269)	(204,743)	(209,855)	(11,976)

		(177,298)	(17,105,584)	(16,403,870)	577,405

Real Estate
Digital Realty Trust, Inc., REIT	Morgan Stanley	(19,015)	(2,797,596)	(2,790,641)	(36,344)
Equinix, Inc., REIT	Morgan Stanley	(5,612)	(3,789,417)	(4,265,850)	(511,406)
Equity Residential, REIT	Morgan Stanley	(34,183)	(2,010,322)	(1,754,613)	217,770
Essex Property Trust, Inc., REIT	Morgan Stanley	(7,982)	(1,801,783)	(1,602,706)	173,963
Healthpeak Properties, Inc., REIT	Morgan Stanley	(78,805)	(2,138,475)	(2,139,556)	(36,703)
Host Hotels & Resorts, Inc., REIT	Morgan Stanley	(64,088)	(801,518)	(691,509)	101,609
Iron Mountain, Inc., REIT	Morgan Stanley	(48,128)	(1,614,571)	(1,289,349)	230,409
Kimco Realty Corp., REIT	Morgan Stanley	(79,917)	(969,818)	(899,865)	58,535
Regency Centers Corp., REIT	Morgan Stanley	(59,390)	(3,497,647)	(2,258,008)	1,134,380
SL Green Realty Corp., REIT	Morgan Stanley	(36,764)	(2,245,362)	(1,704,747)	485,176

The accompanying notes are an integral part of the financial statements.

32

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Real Estate — (continued)
UDR, Inc., REIT	Morgan Stanley	(53,611)	$(1,870,163)	$(1,748,255)	$115,521
Ventas, Inc., REIT	Morgan Stanley	(12,634)	(915,686)	(530,123)	351,052
Vornado Realty Trust, REIT	Morgan Stanley	(45,949)	(2,258,711)	(1,548,941)	650,546

		(546,078)	(26,711,069)	(23,224,163)	2,934,508

Retailing
Advance Auto Parts, Inc.	Morgan Stanley	(195)	(30,002)	(29,933)	(849)
Dollar Tree, Inc.	Morgan Stanley	(17,687)	(2,007,427)	(1,615,531)	385,040
Etsy, Inc.	Morgan Stanley	(30,876)	(3,514,370)	(3,755,448)	(253,098)
Expedia Group, Inc.	Morgan Stanley	(44,997)	(5,073,282)	(4,125,775)	896,983
Ross Stores, Inc.	Morgan Stanley	(16,482)	(1,510,981)	(1,538,100)	(32,276)
Tiffany & Co.	Morgan Stanley	(24,577)	(2,995,145)	(2,847,245)	116,758
TJX Cos., Inc. (The)	Morgan Stanley	(32,071)	(1,749,674)	(1,784,751)	(41,051)
Ulta Beauty, Inc.	Morgan Stanley	(12,013)	(2,806,060)	(2,690,672)	105,333

		(178,898)	(19,686,941)	(18,387,455)	1,176,840

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	Morgan Stanley	(14,814)	(1,206,239)	(1,214,600)	(27,928)
Analog Devices, Inc.	Morgan Stanley	(10,756)	(1,321,391)	(1,255,655)	46,755
Microchip Technology, Inc.	Morgan Stanley	(9,434)	(984,708)	(969,438)	7,134
QUALCOMM, Inc.	Morgan Stanley	(5,863)	(609,976)	(689,958)	(84,626)
Teradyne, Inc.	Morgan Stanley	(25,534)	(1,959,367)	(2,028,932)	(76,257)
Xilinx, Inc.	Morgan Stanley	(29,994)	(3,124,552)	(3,126,575)	(24,188)

		(96,395)	(9,206,233)	(9,285,158)	(159,110)

Software & Services
Akamai Technologies, Inc.	Morgan Stanley	(20,949)	(2,166,467)	(2,315,702)	(156,638)
DXC Technology Co.	Morgan Stanley	(118,184)	(2,926,066)	(2,109,584)	794,841
Fidelity National Information Services, Inc.	Morgan Stanley	(23,473)	(3,258,721)	(3,455,460)	(221,613)
Fiserv, Inc.	Morgan Stanley	(21,788)	(2,273,972)	(2,245,253)	19,556
Fortinet, Inc.	Morgan Stanley	(48,504)	(6,293,624)	(5,714,256)	557,632
Global Payments, Inc.	Morgan Stanley	(21,894)	(3,820,975)	(3,887,936)	(90,057)
Jack Henry & Associates, Inc.	Morgan Stanley	(14,516)	(2,555,747)	(2,360,156)	177,002
Leidos Holdings, Inc.	Morgan Stanley	(39,246)	(3,567,474)	(3,498,781)	43,155
Paycom Software, Inc.	Morgan Stanley	(11,312)	(3,478,471)	(3,521,426)	(62,086)
Tyler Technologies, Inc.	Morgan Stanley	(12,777)	(4,412,144)	(4,453,551)	(56,503)

		(332,643)	(34,753,661)	(33,562,105)	1,005,289

Technology Hardware & Equipment
Arista Networks, Inc.	Morgan Stanley	(11,092)	(2,582,020)	(2,295,268)	277,927
Hewlett Packard Enterprise Co.	Morgan Stanley	(227,278)	(2,137,850)	(2,129,595)	(3,631)
IPG Photonics Corp.	Morgan Stanley	(18,547)	(2,366,229)	(3,152,434)	(798,525)
Keysight Technologies, Inc.	Morgan Stanley	(32,938)	(3,270,890)	(3,253,616)	6,089
Motorola Solutions, Inc.	Morgan Stanley	(19,817)	(2,917,038)	(3,107,504)	(216,158)
Western Digital Corp.	Morgan Stanley	(125,510)	(8,055,354)	(4,587,391)	3,353,310
Xerox Holdings Corp.	Morgan Stanley	(46,560)	(841,599)	(873,931)	(52,100)

The accompanying notes are an integral part of the financial statements.

33

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Concluded)

September 30, 2020

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Technology Hardware & Equipment — (continued)
Zebra Technologies Corp., Class A	Morgan Stanley	(4,439)	$(1,231,324)	$(1,120,670)	$107,226

		(486,181)	(23,402,304)	(20,520,409)	2,674,138

Transportation
American Airlines Group, Inc.	Morgan Stanley	(242,001)	(4,081,427)	(2,974,192)	1,093,273
Delta Air Lines, Inc.	Morgan Stanley	(20,602)	(603,107)	(630,009)	(37,166)
FedEx Corp.	Morgan Stanley	(7,020)	(1,203,818)	(1,765,670)	(575,534)
Kansas City Southern	Morgan Stanley	(5,418)	(1,008,081)	(979,737)	22,554
Old Dominion Freight Line, Inc.	Morgan Stanley	(5,043)	(953,237)	(912,380)	37,005
Southwest Airlines Co.	Morgan Stanley	(29,512)	(1,056,417)	(1,106,700)	(54,142)
United Airlines Holdings, Inc.	Morgan Stanley	(15,313)	(925,110)	(532,127)	389,733
United Parcel Service, Inc., Class B	Morgan Stanley	(2,133)	(343,537)	(355,422)	(13,041)

		(327,042)	(10,174,734)	(9,256,237)	862,682

Utilities
Alliant Energy Corp.	Morgan Stanley	(33,437)	(1,757,076)	(1,727,021)	3,759
Ameren Corp.	Morgan Stanley	(33,591)	(2,595,763)	(2,656,376)	(126,281)
American Electric Power Co., Inc.	Morgan Stanley	(22,367)	(1,971,654)	(1,828,055)	80,168
American Water Works Co., Inc.	Morgan Stanley	(5,779)	(755,825)	(837,261)	(89,187)
Atmos Energy Corp.	Morgan Stanley	(10,527)	(1,112,365)	(1,006,276)	83,099
CMS Energy Corp.	Morgan Stanley	(29,836)	(1,871,077)	(1,832,229)	13,863
Consolidated Edison, Inc.	Morgan Stanley	(26,639)	(2,021,777)	(2,072,514)	(85,722)
DTE Energy Co.	Morgan Stanley	(8,929)	(1,173,751)	(1,027,192)	102,059
Edison International	Morgan Stanley	(48,334)	(3,419,488)	(2,457,301)	819,950
Entergy Corp.	Morgan Stanley	(14,023)	(1,455,091)	(1,381,686)	27,351
Eversource Energy	Morgan Stanley	(25,021)	(2,087,773)	(2,090,505)	(41,119)
Exelon Corp.	Morgan Stanley	(52,015)	(2,509,500)	(1,860,056)	584,632
FirstEnergy Corp.	Morgan Stanley	(3,073)	(140,418)	(88,226)	49,334
NiSource, Inc.	Morgan Stanley	(41,916)	(1,248,574)	(922,152)	305,249
Pinnacle West Capital Corp.	Morgan Stanley	(24,406)	(2,180,587)	(1,819,467)	328,159
PPL Corp.	Morgan Stanley	(20,334)	(722,037)	(553,288)	140,980
Sempra Energy	Morgan Stanley	(7,815)	(931,465)	(924,983)	(3,864)
WEC Energy Group, Inc.	Morgan Stanley	(16,533)	(1,470,252)	(1,602,048)	(170,418)
Xcel Energy, Inc.	Morgan Stanley	(26,412)	(1,662,490)	(1,822,692)	(212,149)

		(450,987)	(31,086,963)	(28,509,328)	1,809,863

Total Reference Entity — Short			(430,513,131)	(379,080,430)	46,136,105

Net Value of Reference Entity			$(109,789,211)	$16,136,455	$125,150,190

*	Includes $(775,476) related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

34

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
LONG POSITIONS — 139.9%
COMMON STOCKS — 139.9%
Automobiles & Components — 0.6%
Aptiv PLC (Jersey)	90	$8,251
BorgWarner, Inc.(a)	126	4,882
General Motors Co.	134	3,965

		17,098

Banks — 0.3%
Bank of America Corp.	104	2,505
Citigroup, Inc.	31	1,336
Citizens Financial Group, Inc.	2	51
Fifth Third Bancorp	103	2,196
US Bancorp†	6	215
Wells Fargo & Co.	50	1,176

		7,479

Capital Goods — 15.6%
3M Co.†	351	56,223
AMETEK, Inc.†	141	14,015
Carrier Global Corp.	139	4,245
Caterpillar, Inc.†	40	5,966
Cummins, Inc.†	90	19,004
Deere & Co.	20	4,433
Dover Corp.†	48	5,200
Eaton Corp. PLC (Ireland)†	107	10,917
Emerson Electric Co.†	372	24,392
Flowserve Corp.(a)	41	1,119
Fortive Corp.†	71	5,411
Fortune Brands Home & Security, Inc.	86	7,441
General Dynamics Corp.†	32	4,430
Honeywell International, Inc.†	448	73,745
Howmet Aerospace, Inc.	309	5,167
Huntington Ingalls Industries, Inc.	25	3,519
Illinois Tool Works, Inc.†	126	24,344
Johnson Controls International PLC (Ireland)†	523	21,365
Lockheed Martin Corp.†	161	61,708
Masco Corp.†	185	10,199
Northrop Grumman Corp.	16	5,048
Otis Worldwide Corp.	38	2,372
PACCAR, Inc.	103	8,784
Parker-Hannifin Corp.	1	202
Pentair PLC (Ireland)	110	5,035
Quanta Services, Inc.	97	5,127
Raytheon Technologies Corp.†	131	7,538
Rockwell Automation, Inc.	2	441
Roper Technologies, Inc.	10	3,951

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Snap-on, Inc.	38	$5,591
Stanley Black & Decker, Inc.†	8	1,298
Trane Technologies PLC (Ireland)†	81	9,821
TransDigm Group, Inc.†	37	17,579
United Rentals, Inc.(a) *	45	7,853
Westinghouse Air Brake Technologies Corp.†	3	186
WW Grainger, Inc.	22	7,849

		451,518

Commercial & Professional Services — 0.6%
Cintas Corp.†	23	7,655
Republic Services, Inc.	39	3,640
Robert Half International, Inc.	72	3,812
Waste Management, Inc.	6	679

		15,786

Consumer Durables & Apparel — 1.0%
DR Horton, Inc.	7	529
Garmin Ltd. (Switzerland)	31	2,941
Hanesbrands, Inc.(a)	34	535
Hasbro, Inc.	22	1,820
Leggett & Platt, Inc.(a)	4	165
Lennar Corp., Class A	30	2,450
Mohawk Industries, Inc.*	45	4,392
Newell Brands, Inc.(a)	139	2,385
PulteGroup, Inc.	65	3,009
PVH Corp.	50	2,982
Whirlpool Corp.	44	8,091

		29,299

Consumer Services — 1.2%
Darden Restaurants, Inc.	85	8,563
McDonald’s Corp.†	60	13,169
MGM Resorts International(a)	350	7,613
Yum! Brands, Inc.†	69	6,300

		35,645

Diversified Financials — 6.0%
American Express Co.†	46	4,611
Berkshire Hathaway, Inc., Class B†*	207	44,079
BlackRock, Inc.†	94	52,974
Capital One Financial Corp.	8	575
Cboe Global Markets, Inc.	1	88
Discover Financial Services†	165	9,534
Franklin Resources, Inc.†	352	7,163
Goldman Sachs Group, Inc. (The)	5	1,005

The accompanying notes are an integral part of the financial statements.

35

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Intercontinental Exchange, Inc.	7	$700
Invesco Ltd. (Bermuda)(a)	325	3,708
Moody’s Corp.	2	580
Morgan Stanley	20	967
Nasdaq, Inc.	101	12,394
S&P Global, Inc.†	37	13,342
Synchrony Financial	142	3,716
T Rowe Price Group, Inc.†	139	17,822

		173,258

Energy — 4.2%
Apache Corp.	8	76
Baker Hughes Co.	402	5,342
Chevron Corp.†	579	41,688
ConocoPhillips†	279	9,162
EOG Resources, Inc.†	357	12,831
Halliburton Co.†	547	6,591
Kinder Morgan, Inc.†	1,608	19,827
Marathon Petroleum Corp.†	36	1,056
National Oilwell Varco, Inc.	241	2,183
Schlumberger NV (Curacao)†	987	15,358
TechnipFMC PLC (United Kingdom)	319	2,013
Williams Cos., Inc. (The)	281	5,522

		121,649

Food & Staples Retailing — 4.8%
Costco Wholesale Corp.	5	1,775
Kroger Co. (The)†	367	12,445
Sysco Corp.†	360	22,399
Walgreens Boots Alliance, Inc.†	490	17,601
Walmart, Inc.†	595	83,246

		137,466

Food, Beverage & Tobacco — 7.3%
Altria Group, Inc.†	1,161	44,861
Archer-Daniels-Midland Co.†	346	16,086
Campbell Soup Co.†(a)	91	4,402
Coca-Cola Co. (The)†	451	22,266
Conagra Brands, Inc.	5	179
Constellation Brands, Inc., Class A†	121	22,931
General Mills, Inc.	180	11,102
Hershey Co. (The)	2	287
Hormel Foods Corp.	7	342
JM Smucker Co. (The)	70	8,086
Kellogg Co.	120	7,751
Kraft Heinz Co. (The)†	760	22,762

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Lamb Weston Holdings, Inc.	30	$1,988
McCormick & Co., Inc., non-voting shares	3	582
Molson Coors Beverage Co., Class B	86	2,886
Mondelez International, Inc., Class A†	18	1,034
PepsiCo, Inc.†	17	2,356
Philip Morris International, Inc.†	384	28,796
Tyson Foods, Inc., Class A†	227	13,502

		212,199

Health Care Equipment & Services — 5.8%
AmerisourceBergen Corp.	2	194
Anthem, Inc.†	49	13,161
Cardinal Health, Inc.	70	3,287
Centene Corp.*	35	2,042
Cigna Corp.	37	6,268
CVS Health Corp.†	666	38,894
Danaher Corp.†	69	14,858
DaVita, Inc.†*	41	3,512
HCA Healthcare, Inc.†	81	10,099
Henry Schein, Inc.*	7	411
Hologic, Inc.*	49	3,257
Humana, Inc.†	82	33,939
Laboratory Corp. of America Holdings*	25	4,707
McKesson Corp.	28	4,170
Medtronic PLC (Ireland)†	126	13,094
Quest Diagnostics, Inc.†	19	2,175
UnitedHealth Group, Inc.	25	7,794
Universal Health Services, Inc., Class B†	58	6,207

		168,069

Household & Personal Products — 3.5%
Church & Dwight Co., Inc.	2	188
Clorox Co. (The)	42	8,827
Colgate-Palmolive Co.†	276	21,293
Kimberly-Clark Corp.†	209	30,861
Procter & Gamble Co. (The)†	291	40,446

		101,615

Insurance — 1.6%
Aflac, Inc.†	47	1,708
Allstate Corp. (The)†	4	377
American International Group, Inc.†	218	6,001

The accompanying notes are an integral part of the financial statements.

36

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Aon PLC, Class A (Ireland)	33	$6,808
Arthur J Gallagher & Co.	2	211
Assurant, Inc.	3	364
Cincinnati Financial Corp.†	43	3,353
Globe Life, Inc.	8	639
Hartford Financial Services Group, Inc. (The)†	16	590
Lincoln National Corp.	4	125
Marsh & McLennan Cos., Inc.	15	1,720
MetLife, Inc.†	283	10,519
Principal Financial Group, Inc.	65	2,617
Prudential Financial, Inc.†	54	3,430
Travelers Cos., Inc. (The)†	56	6,059
Unum Group	2	34
Willis Towers Watson PLC (Ireland)	2	418
WR Berkley Corp.	24	1,468

		46,441

Materials — 6.0%
Amcor PLC (Jersey)†	969	10,707
Avery Dennison Corp.	3	384
Celanese Corp.†	23	2,471
CF Industries Holdings, Inc.	151	4,637
Dow, Inc.	242	11,386
DuPont de Nemours, Inc.†	487	27,019
Eastman Chemical Co.	84	6,562
Ecolab, Inc.†	178	35,572
FMC Corp.†	28	2,965
International Paper Co.	279	11,311
Linde PLC (Ireland)†	49	11,668
LyondellBasell Industries NV, Class A (Netherlands)†	203	14,309
Mosaic Co. (The)	235	4,293
Nucor Corp.	189	8,479
Packaging Corp. of America	2	218
PPG Industries, Inc.†	134	16,359
Sealed Air Corp.	108	4,192
Westrock Co.	55	1,911

		174,443

Media & Entertainment — 9.6%
Activision Blizzard, Inc.	75	6,071
Alphabet, Inc., Class A†*	73	106,989
Charter Communications, Inc., Class A†*	37	23,101
Comcast Corp., Class A	65	3,007

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Discovery, Inc., Class A*	169	$3,679
DISH Network Corp., Class A*	6	174
Electronic Arts, Inc.*	28	3,652
Facebook, Inc., Class A†*	329	86,165
Fox Corp., Class A(a)	427	11,883
Interpublic Group of Cos., Inc. (The)	125	2,084
Netflix, Inc.†*	42	21,001
Omnicom Group, Inc.†	69	3,416
Take-Two Interactive Software, Inc.*	11	1,817
Twitter, Inc.*	76	3,382
ViacomCBS, Inc., Class B(a)	7	196

		276,617

Pharmaceuticals, Biotechnology & Life Sciences — 7.7%
AbbVie, Inc.	22	1,927
Alexion Pharmaceuticals, Inc.†*	21	2,403
Amgen, Inc.	5	1,271
Biogen, Inc.†*	32	9,078
Bristol Myers Squibb Co.†	40	2,412
Gilead Sciences, Inc.	15	948
Illumina, Inc.*	14	4,327
Incyte Corp.*	21	1,884
Johnson & Johnson†	385	57,319
Merck & Co., Inc.†	839	69,595
Pfizer, Inc.†	1,758	64,518
Regeneron Pharmaceuticals, Inc.†*	13	7,277

		222,959

Real Estate — 2.0%
Alexandria Real Estate Equities, Inc., REIT†	21	3,360
American Tower Corp., REIT	43	10,394
Apartment Investment & Management Co., Class A, REIT	19	641
AvalonBay Communities, Inc., REIT†	23	3,435
Boston Properties, Inc., REIT	1	80
Crown Castle International Corp., REIT	40	6,660
Kimco Realty Corp., REIT	23	259
Mid-America Apartment Communities, Inc., REIT†	6	696
Public Storage, REIT†	17	3,786
Realty Income Corp., REIT†	53	3,220
SBA Communications Corp., REIT	11	3,503
Simon Property Group, Inc., REIT†	5	323
Ventas, Inc., REIT†	123	5,161

The accompanying notes are an integral part of the financial statements.

37

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (Continued)
Welltower, Inc., REIT†	7	$386
Weyerhaeuser Co., REIT†	530	15,116

		57,020

Retailing — 19.9%
Advance Auto Parts, Inc.	46	7,061
Amazon.com, Inc.†*	58	182,626
AutoZone, Inc.†*	15	17,665
Best Buy Co., Inc.†	160	17,807
Booking Holdings, Inc.†*	2	3,421
CarMax, Inc.(a) *	53	4,871
Dollar General Corp.†	167	35,007
Dollar Tree, Inc.*	57	5,206
eBay, Inc.†	499	25,998
Genuine Parts Co.†	90	8,565
Home Depot, Inc. (The)†	359	99,698
L Brands, Inc.	172	5,471
LKQ Corp.*	215	5,962
Lowe’s Cos., Inc.†	501	83,096
O’Reilly Automotive, Inc.*	38	17,521
Target Corp.†	276	43,448
Tractor Supply Co.	73	10,464
Ulta Beauty, Inc.†*	12	2,688

		576,575

Semiconductors & Semiconductor Equipment — 1.2%
Applied Materials, Inc.†	87	5,172
Broadcom, Inc.	4	1,457
Intel Corp.†	268	13,877
KLA Corp.	15	2,906
Lam Research Corp.	15	4,976
Micron Technology, Inc.*	108	5,072
Qorvo, Inc.*	2	258
Skyworks Solutions, Inc.	1	146

		33,864

Software & Services — 19.7%
Accenture PLC, Class A (Ireland)†	141	31,865
Adobe, Inc.†*	46	22,560
ANSYS, Inc.*	8	2,618
Autodesk, Inc.*	21	4,851
Automatic Data Processing, Inc.†	5	697
Broadridge Financial Solutions, Inc.	28	3,696
Cadence Design Systems, Inc.*	27	2,879
Cognizant Technology Solutions Corp., Class A	51	3,540

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Gartner, Inc.*	29	$3,624
International Business Machines Corp.†	390	47,451
Mastercard, Inc., Class A†	97	32,802
Microsoft Corp.†	873	183,618
NortonLifeLock, Inc.†	174	3,626
Oracle Corp.†	1,709	102,027
Paychex, Inc.†	254	20,262
PayPal Holdings, Inc.†*	125	24,629
salesforce.com, Inc.†*	87	21,865
ServiceNow, Inc.*	19	9,215
Synopsys, Inc.*	15	3,210
Visa, Inc., Class A†	205	40,994
Western Union Co. (The)†	132	2,829

		568,858

Technology Hardware & Equipment — 12.2%
Amphenol Corp., Class A	5	541
Apple, Inc.†	1,918	222,124
CDW Corp.	2	239
Cisco Systems, Inc.†	2,296	90,439
Corning, Inc.	463	15,006
F5 Networks, Inc.*	4	491
FLIR Systems, Inc.	32	1,147
HP, Inc.†	873	16,578
Juniper Networks, Inc.	94	2,021
NetApp, Inc.	47	2,061
Seagate Technology PLC (Ireland)	23	1,133
TE Connectivity Ltd. (Switzerland)	5	489

		352,269

Telecommunication Services — 6.3%
AT&T, Inc.†	3,147	89,721
CenturyLink, Inc.(a)	13	131
Verizon Communications, Inc.†	1,533	91,198

		181,050

Transportation — 2.6%
CH Robinson Worldwide, Inc.(a)	83	8,482
CSX Corp.	201	15,612
Expeditors International of Washington, Inc.	103	9,323
JB Hunt Transport Services, Inc.	66	8,341
Kansas City Southern†	8	1,446
Norfolk Southern Corp.†	131	28,033
Old Dominion Freight Line, Inc.	3	543

The accompanying notes are an integral part of the financial statements.

38

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Union Pacific Corp.	11	$2,165
United Parcel Service, Inc., Class B	9	1,500

		75,445

Utilities — 0.2%
AES Corp.	64	1,159
Dominion Energy, Inc.†	4	316
NRG Energy, Inc.	173	5,318
PPL Corp.	9	245

		7,038

TOTAL COMMON STOCKS (Cost $3,432,992)		4,043,660

TOTAL LONG POSITIONS - 139.9%		4,043,660

(Cost $3,432,992)

SHORT POSITIONS — (41.7)%
COMMON STOCKS — (41.7)%
Automobiles & Components — (0.2)%
Ford Motor Co.	(830)	(5,528)

Banks — (1.5)%
Comerica, Inc.	(31)	(1,186)
First Republic Bank	(38)	(4,144)
Huntington Bancshares, Inc.	(227)	(2,082)
JPMorgan Chase & Co.	(127)	(12,226)
KeyCorp.	(212)	(2,529)
M&T Bank Corp.	(28)	(2,579)
People’s United Financial, Inc.	(91)	(938)
PNC Financial Services Group, Inc. (The)	(11)	(1,209)
Regions Financial Corp.	(214)	(2,467)
SVB Financial Group*	(12)	(2,888)
Truist Financial Corp.	(288)	(10,958)
Zions Bancorp NA	(34)	(994)

		(44,200)

Capital Goods — (2.1)%
A.O. Smith Corp.	(3)	(158)
Allegion PLC (Ireland)	(19)	(1,879)
Boeing Co. (The)	(127)	(20,988)
Fastenal Co.	(115)	(5,185)
General Electric Co.	(1,911)	(11,906)
Ingersoll Rand, Inc.*	(92)	(3,275)
Jacobs Engineering Group, Inc.	(29)	(2,690)
L3Harris Technologies, Inc.	(47)	(7,983)
Textron, Inc.	(50)	(1,805)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Xylem, Inc.	(40)	$(3,365)

		(59,234)

Commercial & Professional Services — (0.8)%
Copart, Inc.*	(54)	(5,679)
Equifax, Inc.	(27)	(4,236)
IHS Markit Ltd. (Bermuda)	(8)	(628)
Nielsen Holdings PLC (United Kingdom)	(77)	(1,092)
Rollins, Inc.	(82)	(4,444)
Verisk Analytics, Inc.	(36)	(6,671)

		(22,750)

Consumer Durables & Apparel — (1.1)%
NIKE, Inc., Class B	(155)	(19,459)
NVR, Inc.*	(1)	(4,083)
Ralph Lauren Corp.	(16)	(1,087)
Tapestry, Inc.	(59)	(922)
Under Armour, Inc., Class C*	(99)	(974)
VF Corp.	(83)	(5,831)

		(32,356)

Consumer Services — (2.1)%
Carnival Corp. (Panama)	(161)	(2,444)
Chipotle Mexican Grill, Inc.*	(7)	(8,706)
Domino’s Pizza, Inc.	(9)	(3,828)
Hilton Worldwide Holdings, Inc.	(60)	(5,119)
Las Vegas Sands Corp.	(162)	(7,559)
Marriott International, Inc., Class A	(72)	(6,666)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(56)	(958)
Royal Caribbean Cruises Ltd. (Liberia)	(47)	(3,042)
Starbucks Corp.	(249)	(21,394)
Wynn Resorts Ltd.	(27)	(1,939)

		(61,655)

Diversified Financials — (1.6)%
Ameriprise Financial, Inc.	(28)	(4,315)
Bank of New York Mellon Corp. (The)	(16)	(550)
Charles Schwab Corp. (The)	(291)	(10,543)
CME Group, Inc.	(49)	(8,198)
E*TRADE Financial Corp.	(51)	(2,553)
MarketAxess Holdings, Inc.	(9)	(4,334)
MSCI, Inc.	(17)	(6,065)
Northern Trust Corp.	(46)	(3,587)
Raymond James Financial, Inc.	(30)	(2,183)

The accompanying notes are an integral part of the financial statements.

39

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
State Street Corp.	(77)	$(4,568)

		(46,896)

Energy — (1.6)%
Cabot Oil & Gas Corp.	(89)	(1,545)
Concho Resources, Inc.	(42)	(1,853)
Devon Energy Corp.	(81)	(766)
Diamondback Energy, Inc.	(41)	(1,235)
Exxon Mobil Corp.	(524)	(17,989)
Hess Corp.	(76)	(3,111)
HollyFrontier Corp.	(35)	(690)
Marathon Oil Corp.	(198)	(810)
Noble Energy, Inc.	(121)	(1,035)
Occidental Petroleum Corp.	(222)	(2,222)
ONEOK, Inc.	(105)	(2,728)
Phillips 66	(91)	(4,717)
Pioneer Natural Resources Co.	(44)	(3,784)
Valero Energy Corp.	(86)	(3,725)

		(46,210)

Food, Beverage & Tobacco — (0.4)%
Brown-Forman Corp., Class B	(112)	(8,436)
Monster Beverage Corp.*	(27)	(2,165)

		(10,601)

Health Care Equipment & Services — (5.2)%
Abbott Laboratories	(8)	(871)
ABIOMED, Inc.*	(11)	(3,048)
Align Technology, Inc.*	(19)	(6,220)
Baxter International, Inc.	(111)	(8,927)
Becton Dickinson and Co.	(62)	(14,426)
Boston Scientific Corp.*	(312)	(11,921)
Cerner Corp.	(67)	(4,843)
Cooper Cos., Inc. (The)	(13)	(4,382)
DENTSPLY SIRONA, Inc.	(46)	(2,011)
DexCom, Inc.*	(20)	(8,245)
Edwards Lifesciences Corp.*	(141)	(11,255)
IDEXX Laboratories, Inc.*	(22)	(8,648)
Intuitive Surgical, Inc.*	(29)	(20,577)
ResMed, Inc.	(32)	(5,486)
STERIS PLC (Ireland)	(19)	(3,348)
Stryker Corp.	(78)	(16,253)
Teleflex, Inc.	(12)	(4,085)
Varian Medical Systems, Inc.*	(21)	(3,612)
West Pharmaceutical Services, Inc.	(17)	(4,673)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Zimmer Biomet Holdings, Inc.	(46)	$(6,262)

		(149,093)

Household & Personal Products — (0.6)%
Estee Lauder Cos., Inc. (The), Class A	(77)	(16,805)

Insurance — (0.8)%
Chubb Ltd. (Switzerland)	(62)	(7,200)
Everest Re Group Ltd. (Bermuda)	(8)	(1,580)
Loews Corp.	(60)	(2,085)
Progressive Corp. (The)	(127)	(12,023)

		(22,888)

Materials — (1.7)%
Air Products & Chemicals, Inc.	(49)	(14,595)
Albemarle Corp.	(26)	(2,321)
Ball Corp.	(73)	(6,068)
Corteva, Inc.	(159)	(4,581)
Freeport-McMoRan, Inc.	(364)	(5,693)
International Flavors & Fragrances, Inc.	(24)	(2,939)
Martin Marietta Materials, Inc.	(14)	(3,295)
Newmont Corp.	(95)	(6,028)
Vulcan Materials Co.	(29)	(3,930)

		(49,450)

Media & Entertainment — (1.0)%
Live Nation Entertainment, Inc.*	(48)	(2,586)
News Corp., Class A	(125)	(1,753)
Walt Disney Co. (The)	(189)	(23,451)

		(27,790)

Pharmaceuticals, Biotechnology & Life Sciences — (3.0)%
Agilent Technologies, Inc.	(23)	(2,322)
Bio-Rad Laboratories, Inc., Class A*	(6)	(3,093)
Catalent, Inc.*	(35)	(2,998)
Eli Lilly & Co.	(109)	(16,134)
IQVIA Holdings, Inc.*	(51)	(8,039)
Mettler-Toledo International, Inc.*	(4)	(3,863)
Mylan NV (Netherlands)*	(91)	(1,350)
PerkinElmer, Inc.	(24)	(3,012)
Perrigo Co. PLC (Ireland)	(34)	(1,561)
Thermo Fisher Scientific, Inc.	(37)	(16,336)
Vertex Pharmaceuticals, Inc.*	(57)	(15,511)
Waters Corp.*	(17)	(3,326)
Zoetis, Inc.	(54)	(8,930)

		(86,475)

The accompanying notes are an integral part of the financial statements.

40

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (2.2)%
CBRE Group, Inc., Class A*	(38)	$(1,785)
Digital Realty Trust, Inc., REIT	(59)	(8,659)
Duke Realty Corp., REIT	(74)	(2,731)
Equinix, Inc., REIT	(22)	(16,723)
Equity Residential, REIT	(80)	(4,106)
Essex Property Trust, Inc., REIT	(15)	(3,012)
Extra Space Storage, Inc., REIT	(28)	(2,996)
Federal Realty Investment Trust, REIT	(17)	(1,248)
Healthpeak Properties, Inc., REIT	(116)	(3,149)
Host Hotels & Resorts, Inc., REIT	(161)	(1,737)
Iron Mountain, Inc., REIT	(64)	(1,715)
Prologis, Inc., REIT	(110)	(11,068)
Regency Centers Corp., REIT	(37)	(1,407)
SL Green Realty Corp., REIT	(16)	(742)
UDR, Inc., REIT	(64)	(2,087)
Vornado Realty Trust, REIT	(41)	(1,382)

		(64,547)

Retailing — (1.1)%
Etsy, Inc.*	(28)	(3,406)
Expedia Group, Inc.	(31)	(2,842)
Gap, Inc. (The)	(80)	(1,362)
Ross Stores, Inc.	(76)	(7,092)
Tiffany & Co.	(26)	(3,012)
TJX Cos., Inc. (The)	(261)	(14,525)

		(32,239)

Semiconductors & Semiconductor Equipment — (3.7)%
Advanced Micro Devices, Inc.*	(271)	(22,219)
Analog Devices, Inc.	(84)	(9,806)
Maxim Integrated Products, Inc.	(56)	(3,786)
Microchip Technology, Inc.	(67)	(6,885)
NVIDIA Corp.	(26)	(14,072)
QUALCOMM, Inc.	(240)	(28,243)
Teradyne, Inc.	(35)	(2,781)
Texas Instruments, Inc.	(94)	(13,422)
Xilinx, Inc.	(56)	(5,838)

		(107,052)

Software & Services — (3.0)%
Akamai Technologies, Inc.*	(41)	(4,532)
DXC Technology Co.	(55)	(982)
Fidelity National Information Services, Inc.	(134)	(19,726)
Fiserv, Inc.*	(143)	(14,736)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
FleetCor Technologies, Inc.*	(19)	$(4,524)
Fortinet, Inc.*	(43)	(5,066)
Global Payments, Inc.	(66)	(11,720)
Intuit, Inc.	(23)	(7,503)
Jack Henry & Associates, Inc.	(17)	(2,764)
Leidos Holdings, Inc.	(31)	(2,764)
Paycom Software, Inc.*	(13)	(4,047)
Tyler Technologies, Inc.*	(9)	(3,137)
VeriSign, Inc.*	(30)	(6,145)

		(87,646)

Technology Hardware & Equipment — (0.8)%
Arista Networks, Inc.*	(17)	(3,518)
Hewlett Packard Enterprise Co.	(271)	(2,539)
IPG Photonics Corp.*	(12)	(2,040)
Keysight Technologies, Inc.*	(43)	(4,247)
Motorola Solutions, Inc.	(37)	(5,802)
Western Digital Corp.	(74)	(2,705)
Xerox Holdings Corp.	(5)	(94)
Zebra Technologies Corp., Class A*	(12)	(3,029)

		(23,974)

Telecommunication Services — (0.9)%
T-Mobile US, Inc.*	(229)	(26,188)

Transportation — (0.6)%
Alaska Air Group, Inc.	(27)	(989)
American Airlines Group, Inc.	(91)	(1,118)
Delta Air Lines, Inc.	(138)	(4,220)
FedEx Corp.	(17)	(4,276)
Southwest Airlines Co.	(126)	(4,725)
United Airlines Holdings, Inc.*	(61)	(2,120)

		(17,448)

Utilities — (5.7)%
Alliant Energy Corp.	(61)	(3,151)
Ameren Corp.	(62)	(4,903)
American Electric Power Co., Inc.	(124)	(10,134)
American Water Works Co., Inc.	(41)	(5,940)
Atmos Energy Corp.	(30)	(2,868)
CenterPoint Energy, Inc.	(126)	(2,438)
CMS Energy Corp.	(70)	(4,299)
Consolidated Edison, Inc.	(82)	(6,380)
DTE Energy Co.	(46)	(5,292)
Duke Energy Corp.	(163)	(14,435)
Edison International	(90)	(4,576)
Entergy Corp.	(50)	(4,926)

The accompanying notes are an integral part of the financial statements.

41

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Concluded)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Evergy, Inc.	(50)	$(2,541)
Eversource Energy	(82)	(6,851)
Exelon Corp.	(219)	(7,831)
FirstEnergy Corp.	(136)	(3,905)
NextEra Energy, Inc.	(96)	(26,646)
NiSource, Inc.	(94)	(2,068)
Pinnacle West Capital Corp.	(26)	(1,938)
Public Service Enterprise Group, Inc.	(110)	(6,040)
Sempra Energy	(64)	(7,575)
Southern Co. (The)	(230)	(12,471)
WEC Energy Group, Inc.	(79)	(7,655)
Xcel Energy, Inc.	(133)	(9,178)

		(164,041)

TOTAL COMMON STOCKS (Proceeds $1,163,065)		(1,205,066)

TOTAL SECURITES SOLD SHORT - (41.7)%		(1,205,066)

(Proceeds $1,163,065)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%		52,266

NET ASSETS - 100.0%		$2,890,860

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. (See Note 1 of the Notes to Financial Statements)
(a)

The security or a portion of this security is on loan at September 30, 2020. The total value of securities on loan at September 30, 2020 was $48,125, which was collateralized by $49,074 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from 10/8/2020 - 2/15/2050. (See Note 5 of the Notes to Financial Statements)

*	Non-income producing.

PLC    Public Limited Company

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

42

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — 99.4%
Automobiles & Components — 0.3%
Aptiv PLC (Jersey)	56	$5,134
BorgWarner, Inc.	174	6,741
Ford Motor Co.	147	979
General Motors Co.	297	8,788

		21,642

Banks — 0.4%
Bank of America Corp.	231	5,565
Citigroup, Inc.	55	2,371
Citizens Financial Group, Inc.	11	278
Comerica, Inc.	3	115
Fifth Third Bancorp	27	576
First Republic Bank	4	436
Huntington Bancshares, Inc.	27	248
JPMorgan Chase & Co.	81	7,798
KeyCorp.	26	310
M&T Bank Corp.	3	276
People’s United Financial, Inc.	11	113
PNC Financial Services Group, Inc. (The)	11	1,209
Regions Financial Corp.	25	288
SVB Financial Group*	2	481
Truist Financial Corp.	36	1,370
US Bancorp	40	1,434
Wells Fargo & Co.	109	2,563
Zions Bancorp NA	4	117

		25,548

Capital Goods — 8.9%
3M Co.	488	78,168
A.O. Smith Corp.	4	211
Allegion PLC (Ireland)	3	297
AMETEK, Inc.	194	19,284
Boeing Co. (The)	16	2,644
Carrier Global Corp.	218	6,658
Caterpillar, Inc.	65	9,695
Cummins, Inc.	106	22,383
Deere & Co.	8	1,773
Dover Corp.	7	758
Eaton Corp. PLC (Ireland)	99	10,101
Emerson Electric Co.	507	33,244
Fastenal Co.	15	676
Flowserve Corp.	3	82
Fortive Corp.	87	6,630
Fortune Brands Home & Security, Inc.	117	10,123
General Dynamics Corp.	8	1,107

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
General Electric Co.	233	$1,452
Honeywell International, Inc.	625	102,881
Howmet Aerospace, Inc.	387	6,471
Huntington Ingalls Industries, Inc.	34	4,785
IDEX Corp.	2	365
Illinois Tool Works, Inc.	111	21,446
Ingersoll Rand, Inc.*	11	392
Jacobs Engineering Group, Inc.	4	371
Johnson Controls International PLC (Ireland)	662	27,043
L3Harris Technologies, Inc.	5	849
Lockheed Martin Corp.	222	85,088
Masco Corp.	233	12,845
Northrop Grumman Corp.	36	11,358
Otis Worldwide Corp.	16	999
PACCAR, Inc.	12	1,023
Parker-Hannifin Corp.	3	607
Pentair PLC (Ireland)	141	6,454
Quanta Services, Inc.	122	6,449
Raytheon Technologies Corp.	42	2,417
Rockwell Automation, Inc.	3	662
Roper Technologies, Inc.	23	9,088
Snap-on, Inc.	48	7,062
Stanley Black & Decker, Inc.	4	649
Teledyne Technologies, Inc.*	1	310
Textron, Inc.	6	217
Trane Technologies PLC (Ireland)	63	7,639
TransDigm Group, Inc.	48	22,806
United Rentals, Inc.*	61	10,644
Westinghouse Air Brake Technologies Corp.	7	433
WW Grainger, Inc.	24	8,562
Xylem, Inc.	4	336

		565,537

Commercial & Professional Services — 0.2%
Cintas Corp.	4	1,331
Copart, Inc.*	7	736
Equifax, Inc.	3	471
IHS Markit Ltd. (Bermuda)	10	785
Nielsen Holdings PLC (United Kingdom)	9	128
Republic Services, Inc.	8	747
Robert Half International, Inc.	97	5,135
Rollins, Inc.	8	434

The accompanying notes are an integral part of the financial statements.

43

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Verisk Analytics, Inc.	4	$741
Waste Management, Inc.	11	1,245

		11,753

Consumer Durables & Apparel — 0.6%
DR Horton, Inc.	9	681
Garmin Ltd. (Switzerland)	7	664
Hanesbrands, Inc.	9	142
Hasbro, Inc.	5	414
Leggett & Platt, Inc.	3	124
Lennar Corp., Class A	66	5,391
Mohawk Industries, Inc.*	60	5,855
Newell Brands, Inc.	15	257
NIKE, Inc., Class B	41	5,147
NVR, Inc.*	1	4,083
PulteGroup, Inc.	7	324
PVH Corp.	63	3,757
Ralph Lauren Corp.	2	136
Tapestry, Inc.	8	125
Under Armour, Inc., Class C*	12	118
VF Corp.	10	702
Whirlpool Corp.	55	10,114

		38,034

Consumer Services — 0.6%
Carnival Corp. (Panama)	20	304
Chipotle Mexican Grill, Inc.*	1	1,244
Darden Restaurants, Inc.	114	11,484
Domino’s Pizza, Inc.	1	425
Hilton Worldwide Holdings, Inc.	11	939
Las Vegas Sands Corp.	21	980
Marriott International, Inc., Class A	8	741
McDonald’s Corp.	30	6,585
MGM Resorts International	439	9,548
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	7	120
Royal Caribbean Cruises Ltd. (Liberia)	6	388
Starbucks Corp.	31	2,664
Wynn Resorts Ltd.	3	215
Yum! Brands, Inc.	8	730

		36,367

Diversified Financials — 3.8%
American Express Co.	21	2,105
Ameriprise Financial, Inc.	3	462

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Bank of New York Mellon Corp. (The)	23	$790
Berkshire Hathaway, Inc., Class B*	378	80,491
BlackRock, Inc.	130	73,261
Capital One Financial Corp.	17	1,222
Cboe Global Markets, Inc.	3	263
Charles Schwab Corp. (The)	34	1,232
CME Group, Inc.	9	1,506
Discover Financial Services	172	9,938
E*TRADE Financial Corp.	5	250
Franklin Resources, Inc.	441	8,974
Goldman Sachs Group, Inc. (The)	9	1,809
Intercontinental Exchange, Inc.	14	1,401
Invesco Ltd. (Bermuda)	405	4,621
MarketAxess Holdings, Inc.	1	482
Moody’s Corp.	5	1,449
Morgan Stanley	42	2,031
MSCI, Inc.	3	1,070
Nasdaq, Inc.	140	17,179
Northern Trust Corp.	5	390
Raymond James Financial, Inc.	3	218
S&P Global, Inc.	9	3,245
State Street Corp.	9	534
Synchrony Financial	22	576
T Rowe Price Group, Inc.	192	24,618

		240,117

Energy — 2.3%
Apache Corp.	10	95
Baker Hughes Co.	557	7,403
Cabot Oil & Gas Corp.	10	174
Chevron Corp.	570	41,040
Concho Resources, Inc.	5	221
ConocoPhillips	33	1,084
Devon Energy Corp.	10	95
Diamondback Energy, Inc.	4	120
EOG Resources, Inc.	494	17,754
Exxon Mobil Corp.	519	17,817
Halliburton Co.	745	8,977
Hess Corp.	9	368
HollyFrontier Corp.	4	79
Kinder Morgan, Inc.	2,014	24,833
Marathon Oil Corp.	21	86
Marathon Petroleum Corp.	17	499
National Oilwell Varco, Inc.	329	2,981
Noble Energy, Inc.	13	111

The accompanying notes are an integral part of the financial statements.

44

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Occidental Petroleum Corp.	25	$250
ONEOK, Inc.	11	286
Phillips 66	12	622
Pioneer Natural Resources Co.	5	430
Schlumberger NV (Curacao)	1,236	19,232
TechnipFMC PLC (United Kingdom)	399	2,518
Valero Energy Corp.	11	477
Williams Cos., Inc. (The)	32	629

		148,181

Food & Staples Retailing — 3.1%
Costco Wholesale Corp.	11	3,905
Kroger Co. (The)	358	12,140
Sysco Corp.	451	28,061
Walgreens Boots Alliance, Inc.	660	23,707
Walmart, Inc.	927	129,697

		197,510

Food, Beverage & Tobacco — 4.3%
Altria Group, Inc.	1,578	60,974
Archer-Daniels-Midland Co.	472	21,943
Brown-Forman Corp., Class B	12	904
Campbell Soup Co.	9	435
Coca-Cola Co. (The)	642	31,696
Conagra Brands, Inc.	13	464
Constellation Brands, Inc., Class A	163	30,890
General Mills, Inc.	113	6,970
Hershey Co. (The)	5	717
Hormel Foods Corp.	14	684
JM Smucker Co. (The)	97	11,205
Kellogg Co.	86	5,555
Kraft Heinz Co. (The)	1,039	31,118
Lamb Weston Holdings, Inc.	5	331
McCormick & Co., Inc., non-voting shares	5	970
Molson Coors Beverage Co., Class B	78	2,618
Mondelez International, Inc., Class A	38	2,183
Monster Beverage Corp.*	14	1,123
PepsiCo, Inc.	37	5,128
Philip Morris International, Inc.	500	37,495
Tyson Foods, Inc., Class A	310	18,439

		271,842

Health Care Equipment & Services — 3.5%
Abbott Laboratories	378	41,138
ABIOMED, Inc.*	2	554

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Align Technology, Inc.*	3	$982
AmerisourceBergen Corp.	5	485
Anthem, Inc.	6	1,612
Baxter International, Inc.	13	1,045
Becton Dickinson and Co.	7	1,629
Boston Scientific Corp.*	37	1,414
Cardinal Health, Inc.	7	329
Centene Corp.*	16	933
Cerner Corp.	8	578
Cigna Corp.	9	1,525
Cooper Cos., Inc. (The)	1	337
CVS Health Corp.	802	46,837
Danaher Corp.	152	32,730
DaVita, Inc.*	31	2,655
DENTSPLY SIRONA, Inc.	8	350
DexCom, Inc.*	2	824
Edwards Lifesciences Corp.*	17	1,357
HCA Healthcare, Inc.	13	1,621
Henry Schein, Inc.*	3	176
Hologic, Inc.*	6	399
Humana, Inc.	113	46,770
IDEXX Laboratories, Inc.*	2	786
Intuitive Surgical, Inc.*	4	2,838
Laboratory Corp. of America Holdings*	3	565
McKesson Corp.	4	596
Medtronic PLC (Ireland)	41	4,261
Quest Diagnostics, Inc.	41	4,694
ResMed, Inc.	3	514
STERIS PLC (Ireland)	2	352
Stryker Corp.	10	2,084
Teleflex, Inc.	2	681
UnitedHealth Group, Inc.	36	11,224
Universal Health Services, Inc., Class B	72	7,705
Varian Medical Systems, Inc.*	2	344
West Pharmaceutical Services, Inc.	1	275
Zimmer Biomet Holdings, Inc.	5	681

		223,880

Household & Personal Products — 2.0%
Church & Dwight Co., Inc.	6	562
Clorox Co. (The)	29	6,095
Colgate-Palmolive Co.	286	22,065

The accompanying notes are an integral part of the financial statements.

45

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — (Continued)
Estee Lauder Cos., Inc. (The), Class A	9	$1,964
Kimberly-Clark Corp.	290	42,821
Procter & Gamble Co. (The)	370	51,426

		124,933

Insurance — 0.4%
Aflac, Inc.	19	691
Allstate Corp. (The)	8	753
American International Group, Inc.	28	771
Aon PLC, Class A (Ireland)	6	1,238
Arthur J Gallagher & Co.	5	528
Assurant, Inc.	1	121
Chubb Ltd. (Switzerland)	15	1,742
Cincinnati Financial Corp.	4	312
Everest Re Group Ltd. (Bermuda)	1	198
Globe Life, Inc.	3	240
Hartford Financial Services Group, Inc. (The)	9	332
Lincoln National Corp.	5	157
Loews Corp.	7	243
Marsh & McLennan Cos., Inc.	13	1,491
MetLife, Inc.	33	1,227
Principal Financial Group, Inc.	7	282
Progressive Corp. (The)	15	1,420
Prudential Financial, Inc.	15	953
Travelers Cos., Inc. (The)	107	11,576
Unum Group	5	84
Willis Towers Watson PLC (Ireland)	3	626
WR Berkley Corp.	6	367

		25,352

Materials — 3.4%
Air Products & Chemicals, Inc.	6	1,787
Albemarle Corp.	3	268
Amcor PLC (Jersey)	1,332	14,719
Avery Dennison Corp.	3	384
Ball Corp.	9	748
Celanese Corp.	4	430
CF Industries Holdings, Inc.	190	5,835
Corteva, Inc.	20	576
Dow, Inc.	174	8,187
DuPont de Nemours, Inc.	653	36,228
Eastman Chemical Co.	114	8,906
Ecolab, Inc.	242	48,361
FMC Corp.	5	530

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Freeport-McMoRan, Inc.	39	$610
International Flavors & Fragrances, Inc.	3	367
International Paper Co.	349	14,148
Linde PLC (Ireland)	35	8,335
LyondellBasell Industries NV, Class A (Netherlands)	283	19,949
Martin Marietta Materials, Inc.	1	235
Mosaic Co. (The)	321	5,865
Newmont Corp.	21	1,332
Nucor Corp.	257	11,529
Packaging Corp. of America	2	218
PPG Industries, Inc.	152	18,556
Sealed Air Corp.	133	5,162
Sherwin-Williams Co. (The)	2	1,393
Vulcan Materials Co.	4	542
Westrock Co.	6	208

		215,408

Media & Entertainment — 8.9%
Activision Blizzard, Inc.	165	13,357
Alphabet, Inc., Class A*	161	235,962
Charter Communications, Inc., Class A*	44	27,471
Comcast Corp., Class A	121	5,597
Discovery, Inc., Class A*	18	392
DISH Network Corp., Class A*	13	377
Electronic Arts, Inc.*	62	8,085
Facebook, Inc., Class A*	730	191,187
Fox Corp., Class A	532	14,806
Interpublic Group of Cos., Inc. (The)	10	167
Live Nation Entertainment, Inc.*	6	323
Netflix, Inc.*	92	46,003
News Corp., Class A	15	210
Omnicom Group, Inc.	7	346
Take-Two Interactive Software, Inc.*	25	4,130
Twitter, Inc.*	167	7,431
ViacomCBS, Inc., Class B	16	448
Walt Disney Co. (The)	48	5,956

		562,248

Pharmaceuticals, Biotechnology & Life Sciences — 6.3%
AbbVie, Inc.	50	4,379
Agilent Technologies, Inc.	8	808
Alexion Pharmaceuticals, Inc.*	46	5,264
Amgen, Inc.	15	3,812

The accompanying notes are an integral part of the financial statements.

46

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Biogen, Inc.*	4	$1,135
Bio-Rad Laboratories, Inc., Class A*	2	1,031
Bristol Myers Squibb Co.	70	4,220
Catalent, Inc.*	3	257
Eli Lilly & Co.	26	3,849
Gilead Sciences, Inc.	35	2,212
Illumina, Inc.*	32	9,891
Incyte Corp.*	46	4,128
IQVIA Holdings, Inc.*	5	788
Johnson & Johnson	660	98,261
Merck & Co., Inc.	1,836	152,296
Mettler-Toledo International, Inc.*	2	1,931
Mylan NV (Netherlands)*	13	193
PerkinElmer, Inc.	3	377
Perrigo Co. PLC (Ireland)	4	184
Pfizer, Inc.	2,311	84,814
Regeneron Pharmaceuticals, Inc.*	24	13,435
Thermo Fisher Scientific, Inc.	11	4,857
Vertex Pharmaceuticals, Inc.*	7	1,905
Waters Corp.*	1	196
Zoetis, Inc.	12	1,984

		402,207

Real Estate — 1.4%
Alexandria Real Estate Equities, Inc., REIT	4	640
American Tower Corp., REIT	94	22,723
Apartment Investment & Management Co., Class A, REIT	22	742
AvalonBay Communities, Inc., REIT	23	3,435
Boston Properties, Inc., REIT	4	321
CBRE Group, Inc., Class A*	9	423
Crown Castle International Corp., REIT	88	14,652
Digital Realty Trust, Inc., REIT	7	1,027
Duke Realty Corp., REIT	9	332
Equinix, Inc., REIT	3	2,280
Equity Residential, REIT	9	462
Essex Property Trust, Inc., REIT	2	402
Extra Space Storage, Inc., REIT	3	321
Federal Realty Investment Trust, REIT	2	147
Healthpeak Properties, Inc., REIT	14	380
Host Hotels & Resorts, Inc., REIT	18	194

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (Continued)
Iron Mountain, Inc., REIT	7	$188
Kimco Realty Corp., REIT	16	180
Mid-America Apartment Communities, Inc., REIT	3	348
Prologis, Inc., REIT	19	1,912
Public Storage, REIT	30	6,682
Realty Income Corp., REIT	12	729
Regency Centers Corp., REIT	4	152
SBA Communications Corp., REIT	23	7,325
Simon Property Group, Inc., REIT	8	517
SL Green Realty Corp., REIT	2	93
UDR, Inc., REIT	7	228
Ventas, Inc., REIT	14	587
Vornado Realty Trust, REIT	5	169
Welltower, Inc., REIT	16	881
Weyerhaeuser Co., REIT	664	18,937

		87,409

Retailing — 14.7%
Advance Auto Parts, Inc.	61	9,363
Amazon.com, Inc.*	129	406,186
AutoZone, Inc.*	20	23,553
Best Buy Co., Inc.	219	24,372
Booking Holdings, Inc.*	2	3,421
CarMax, Inc.*	6	551
Dollar General Corp.	211	44,230
Dollar Tree, Inc.*	6	548
eBay, Inc.	624	32,510
Etsy, Inc.*	2	243
Expedia Group, Inc.	4	367
Gap, Inc. (The)	10	170
Genuine Parts Co.	123	11,706
Home Depot, Inc. (The)	551	153,018
L Brands, Inc.	222	7,062
LKQ Corp.*	270	7,487
Lowe’s Cos., Inc.	668	110,794
O’Reilly Automotive, Inc.*	49	22,593
Ross Stores, Inc.	10	933
Target Corp.	376	59,190
Tiffany & Co.	3	348
TJX Cos., Inc. (The)	33	1,836
Tractor Supply Co.	99	14,191
Ulta Beauty, Inc.*	2	448

		935,120

The accompanying notes are an integral part of the financial statements.

47

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc.*	33	$2,706
Analog Devices, Inc.	9	1,051
Applied Materials, Inc.	193	11,474
Broadcom, Inc.	10	3,643
Intel Corp.	199	10,304
KLA Corp.	32	6,200
Lam Research Corp.	32	10,616
Maxim Integrated Products, Inc.	7	473
Microchip Technology, Inc.	8	822
Micron Technology, Inc.*	238	11,176
NVIDIA Corp.	16	8,660
Qorvo, Inc.*	3	387
QUALCOMM, Inc.	31	3,648
Skyworks Solutions, Inc.	4	582
Teradyne, Inc.	3	238
Texas Instruments, Inc.	25	3,570
Xilinx, Inc.	6	625

		76,175

Software & Services — 17.1%
Accenture PLC, Class A (Ireland)	183	41,356
Adobe, Inc.*	101	49,533
Akamai Technologies, Inc.*	4	442
ANSYS, Inc.*	18	5,890
Autodesk, Inc.*	46	10,626
Automatic Data Processing, Inc.	11	1,534
Broadridge Financial Solutions, Inc.	7	924
Cadence Design Systems, Inc.*	59	6,291
Citrix Systems, Inc.	3	413
Cognizant Technology Solutions Corp., Class A	115	7,983
DXC Technology Co.	6	107
Fidelity National Information Services, Inc.	17	2,503
Fiserv, Inc.*	18	1,855
FleetCor Technologies, Inc.*	2	476
Fortinet, Inc.*	5	589
Gartner, Inc.*	21	2,624
Global Payments, Inc.	8	1,421
International Business Machines Corp.	507	61,687
Intuit, Inc.	7	2,283
Jack Henry & Associates, Inc.	2	325
Leidos Holdings, Inc.	3	267
Mastercard, Inc., Class A	215	72,707

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Microsoft Corp.	1,938	$407,620
NortonLifeLock, Inc.	19	396
Oracle Corp.	2,597	155,041
Paychex, Inc.	319	25,447
Paycom Software, Inc.*	1	311
PayPal Holdings, Inc.*	276	54,380
salesforce.com, Inc.*	192	48,253
ServiceNow, Inc.*	40	19,400
Synopsys, Inc.*	32	6,847
Tyler Technologies, Inc.*	1	349
VeriSign, Inc.*	3	615
Visa, Inc., Class A	455	90,986
Western Union Co. (The)	11	236

		1,081,717

Technology Hardware & Equipment — 9.5%
Amphenol Corp., Class A	8	866
Apple, Inc.	3,655	423,286
Arista Networks, Inc.*	3	621
CDW Corp.	3	359
Cisco Systems, Inc.	3,461	136,329
Corning, Inc.	644	20,872
F5 Networks, Inc.*	2	246
FLIR Systems, Inc.	3	108
Hewlett Packard Enterprise Co.	39	365
HP, Inc.	993	18,857
IPG Photonics Corp.*	2	340
Juniper Networks, Inc.	8	172
Keysight Technologies, Inc.*	5	494
Motorola Solutions, Inc.	4	627
NetApp, Inc.	5	219
Seagate Technology PLC (Ireland)	6	296
TE Connectivity Ltd. (Switzerland)	8	782
Western Digital Corp.	9	329
Xerox Holdings Corp.	5	94
Zebra Technologies Corp., Class A*	1	252

		605,514

Telecommunication Services — 4.6%
AT&T, Inc.	4,825	137,561
CenturyLink, Inc.	29	293
T-Mobile US, Inc.*	26	2,973
Verizon Communications, Inc.	2,557	152,116

		292,943

The accompanying notes are an integral part of the financial statements.

48

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Concluded)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — 1.4%
Alaska Air Group, Inc.	3	$110
American Airlines Group, Inc.	11	135
CH Robinson Worldwide, Inc.	115	11,752
CSX Corp.	79	6,136
Delta Air Lines, Inc.	17	520
Expeditors International of Washington, Inc.	141	12,763
FedEx Corp.	7	1,761
JB Hunt Transport Services, Inc.	90	11,374
Kansas City Southern	2	362
Norfolk Southern Corp.	167	35,736
Old Dominion Freight Line, Inc.	3	543
Southwest Airlines Co.	16	600
Union Pacific Corp.	18	3,544
United Airlines Holdings, Inc.*	8	278
United Parcel Service, Inc., Class B	23	3,832

		89,446

Utilities — 0.5%
AES Corp.	141	2,553
Alliant Energy Corp.	7	362
Ameren Corp.	7	554
American Electric Power Co., Inc.	14	1,144
American Water Works Co., Inc.	5	724
Atmos Energy Corp.	4	382
CenterPoint Energy, Inc.	13	252
CMS Energy Corp.	8	491
Consolidated Edison, Inc.	8	622
Dominion Energy, Inc.	22	1,736
DTE Energy Co.	6	690
Duke Energy Corp.	19	1,683
Edison International	10	508

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Entergy Corp.	6	$591
Evergy, Inc.	6	305
Eversource Energy	9	752
Exelon Corp.	26	930
FirstEnergy Corp.	14	402
NextEra Energy, Inc.	14	3,886
NiSource, Inc.	10	220
NRG Energy, Inc.	218	6,701
Pinnacle West Capital Corp.	3	224
PPL Corp.	20	544
Public Service Enterprise Group, Inc.	13	714
Sempra Energy	7	829
Southern Co. (The)	28	1,518
WEC Energy Group, Inc.	9	872
Xcel Energy, Inc.	14	966

		31,155

TOTAL COMMON STOCKS (Cost $5,388,095)		6,310,038

TOTAL INVESTMENTS - 99.4% (Cost $5,388,095)		6,310,038

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%		36,069

NET ASSETS - 100.0%		$6,346,107

*	Non-income producing.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

49

GOTHAM FUNDS

Statements of Assets and Liabilities

September 30, 2020

	Gotham Index Plus Fund	Gotham Enhanced 500 Plus Fund	Gotham Enhanced S&P 500 Index Fund
Assets
Investments, at value[1,2,3]	$387,074,617	$4,043,660	$6,310,038
Swaps, at value(a)	125,150,190	—	—
Cash	620,421	47,723	94,996
Due from broker	892,439	—	—
Deposits with brokers for securities sold short	—	30,022	—
Receivables:
Investments sold	2,298,311	21,738	4,372
Capital shares sold	135,719	—	5,011
Dividends and interest	371,049	4,061	5,357
Investment adviser	—	6,580	15,885
Prepaid expenses and other assets	14,263	526	14,232

Total assets	516,557,009	4,154,310	6,449,891

Liabilities
Securities sold short, at value[4]	—	1,205,066	—
Due to broker	216,692	—	—
Obligation to return cash collateral on swap contracts (Note 1)	107,950,000	—	—
Payables:
Investments purchased	1,319,587	21,848	60,610
Dividends and fees on securities sold short	—	1,247	—
Capital shares redeemed	1,473,184	—	46
Investment adviser	340,808	—	—
Administration and accounting fees	59,117	6,582	7,359
12b-1 distribution fees (Investor Class)	2,121	—	—
Audit fees	59,083	20,189	20,566
Accrued expenses	85,651	8,518	15,203

Total liabilities	111,506,243	1,263,450	103,784

Net Assets	$405,050,766	$2,890,860	$6,346,107

Net Assets Consisted of:
Capital stock, $0.01 par value	$250,140	$2,521	$4,933
Paid-in capital	338,134,116	2,557,492	5,779,329
Total distributable loss	66,666,510	330,847	561,845

Net Assets	$405,050,766	$2,890,860	$6,346,107

Institutional Class Shares:
Net assets	$394,773,151	$2,890,860	$6,346,107

Shares outstanding	24,377,475	252,115	493,349

Net asset value, offering and redemption price per share	$16.19	$11.47	$12.86

Investor Class Shares:
Net assets	$10,277,615	N/A	N/A

Shares outstanding	636,554	N/A	N/A

Net asset value, offering and redemption price per share	$16.15	N/A	N/A

[1]Investments, at cost	$323,406,185	$3,432,992	$5,388,095
[2]Includes market value of securities designated as collateral for swaps	$180,054,510	$—	$—
[3]Includes market value of securities on loan	$—	$48,125	$—
[4]Proceeds received, securities sold short	$—	$1,163,065	$—

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

50

GOTHAM FUNDS

Statements of Operations

For the Year Ended September 30, 2020

	Gotham Index Plus Fund		Gotham Enhanced 500 Plus Fund	Gotham Enhanced S&P 500 Index Fund
Investment Income
Dividend income	$10,494,784		$94,090	$151,832
Interest	119,907		269	456
Income from securities loaned (Note 5)	—		78	—

Total investment income	10,614,691		94,437	152,288

Expenses
Advisory fees (Note 2)	5,145,575		28,029	33,892
Administration and accounting fees (Note 2)	171,928		31,574	31,499
Dividends and fees on securities sold short (Note 1)	103,024		29,849	—
Distribution fees (Investor Class)	32,894		—	—
Transfer agent fees (Note 2)	405,869		3,584	7,804
Custodian fees (Note 2)	95,060		435	627
Trustees’ and officers’ fees (Note 2)	121,941		623	1,468
Printing and shareholder reporting fees	103,047		19,840	19,368
Registration and filing fees	68,423		546	15,712
Legal fees	122,861		709	7,556
Audit fees	62,235		20,646	21,058
Other expenses	53,799		5,403	5,691

Total expenses before waivers and reimbursements	6,486,656		141,238	144,675

Recoupments and/or waivers, reimbursements (Note 2)	(433,326)		(79,156)	(110,782)

Net expenses after waivers and reimbursements	6,053,330		62,082	33,893

Net investment income	4,561,361		32,355	118,395

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from investments	43,624,720		(16,278)	(338,005)
Net realized loss from securities sold short	—		(126,826)	—
Net realized loss on swaps	(126,531,370	)(a)	—	—
Net change in unrealized appreciation/(depreciation) on investments	(36,986,466)		283,051	497,653
Net change in unrealized appreciation/(depreciation) on securities sold short	—		(22,293)	—
Net change in unrealized appreciation/(depreciation) on swaps	125,728,374	(a)	—	—

Net realized and unrealized gain on investments	5,835,258		117,654	159,648

Net increase in net assets resulting from operations	$10,396,619		$150,009	$278,043

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

51

GOTHAM FUNDS

Statements of Changes in Net Assets

	Gotham Index Plus Fund		Gotham Enhanced 500 Plus Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net increase/(decrease) in net assets from operations:
Net investment income	$4,561,361	$6,170,466	$32,355	$25,161
Net realized gain/(loss) from investments, securities sold short and swaps	(82,906,650)	(13,695,200)	(143,104)	170,607
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short and swaps	88,741,908	(3,416,314)	260,758	(117,197)

Net increase/(decrease) in net assets resulting from operations	10,396,619	(10,941,048)	150,009	78,571

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Total distributable earnings	(9,228,671)	(13,022,222)	(246,579)	(473,685)
Investor Class Shares:
Total distributable earnings	(203,551)	(295,007)	N/A	N/A

Net decrease in net assets from dividends and distributions to shareholders	(9,432,222)	(13,317,229)	(246,579)	(473,685)

Increase/(Decrease) in Net Assets from Capital Share Transactions (Note 4)	(260,792,812)	43,674,800	27,241	474,185

Total increase/(decrease) in net assets	(259,828,415)	19,416,523	(69,329)	79,071

Net assets
Beginning of year	664,879,181	645,462,658	2,960,189	2,881,118

End of year	$405,050,766	$664,879,181	$2,890,860	$2,960,189

The accompanying notes are an integral part of the financial statements.

52

GOTHAM FUNDS

Statements of Changes in Net Assets (Concluded)

	Gotham Enhanced S&P
	500 Index Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net increase/(decrease) in net assets from operations:
Net investment income	$118,395	$67,791
Net realized gain/(loss) from investments	(338,005)	101,122
Net change in unrealized appreciation/(depreciation) on investments	497,653	(20,472)

Net increase in net assets resulting from operations	278,043	148,441

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Total distributable earnings	(269,329)	(516,389)

Net decrease in net assets from dividends and distributions to shareholders	(269,329)	(516,389)

Increase/(Decrease) in Net Assets from Capital Share Transactions (Note 4)	(297,232)	3,474,017

Total increase/(decrease) in net assets	(288,518)	3,106,069

Net assets
Beginning of year	6,634,625	3,528,556

End of year	$6,346,107	$6,634,625

The accompanying notes are an integral part of the financial statements.

53

GOTHAM FUNDS

Statements of Cash Flow

Gotham Enhanced 500 Plus Fund
For the Year Ended September 30, 2020
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$150,009

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(10,536,867)
Proceeds from disposition of long-term portfolio investments	10,924,541
Purchases to cover securities sold short	(3,182,007)
Proceeds from securities sold short	3,008,999
Net realized loss on investments and securities sold short	143,104
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(260,758)
Decrease in securities lending collateral	141
Decrease in receivable for securities sold	33,246
Decrease in dividend and interest receivable	622
Decrease in receivable from investment advisor	3,347
Increase in prepaid expenses and other assets	(376)
Decrease in due to broker	(7,029)
Decrease in payable for investments purchased	(33,146)
Decrease in payable for dividends on securities sold short	(267)
Decrease in payable for securities lending collateral	(141)
Decrease in accrued expenses	(7,999)

Net cash provided by operating activities	235,419

Cash flows from financing activities:
Proceeds from shares sold	23,898
Payment of shares redeemed	(243,236)

Net cash used in financing activities	(219,338)

Net increase in cash and restricted cash	16,081
Cash and restricted cash:
Beginning of Year:	61,664
End of Year:	77,745
Reconciliation of restricted and unrestricted cash at the beginning of the period to the statements of assets and liabilities:
Cash	61,664
Restricted cash	—
Reconciliation of restricted and unrestricted cash at the end of the period to the statements of assets and liabilities:
Cash	$47,723

Restricted cash	$30,022

Supplemental disclosure of cash flow information:

Cash paid during the year for financing charges	$7,986

The accompanying notes are an integral part of the financial statements.

54

GOTHAM FUNDS

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Index Plus Fund
	Institutional Class Shares
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Per Share Operating Performance
Net asset value, beginning of year	$15.18	$15.73	$13.00	$10.59	$9.28

Net investment income(1)	0.14	0.13	0.10	0.06	0.07
Net realized and unrealized gain/(loss) on investments	1.09	(0.39)	2.68	2.41	1.42

Total from investment operations	1.23	(0.26)	2.78	2.47	1.49

Dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.06)	(0.05)	(0.06)	(0.07)
Net realized capital gains	—	(0.23)	—	—	(0.11)

Total dividends and distributions to shareholders	(0.22)	(0.29)	(0.05)	(0.06)	(0.18)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$16.19	$15.18	$15.73	$13.00	$10.59

Total investment return(3)	8.14%	(1.57)%	21.45%	23.25%	16.14%

Ratio/Supplemental Data

Net assets, end of year (in 000s)	$394,773	$647,415	$631,060	$199,796	$44,190
Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any (including dividend and interest expense)(4)	1.17%	2.99%	3.39%	3.61%	3.41%
Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(4)(5)	1.25%	3.04%	3.39%	3.62%	3.80%
Ratio of net investment income to average net assets (including dividend and interest expense)	0.89%	0.89%	0.69%	0.46%	0.72%
Portfolio turnover rate	224%	253%	218%	204%	234%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers, reimbursement, and recoupments for the Fund’s Institutional Class Shares would be 1.15%, 1.15%, 1.15%, 1.15% and 1.18% for the years ended September 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

55

GOTHAM FUNDS

Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Index Plus Fund Investor Class Shares
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018*
Per Share Operating Performance

Net asset value, beginning of year/period	$15.13	$15.70	$14.48

Net investment income/(loss)(1)	0.10	(0.06)	0.05
Net realized and unrealized gain/(loss) on investments	1.10	(0.24)	1.17

Total from investment operations	1.20	(0.30)	1.22

Dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.04)	—
Net realized capital gains	—	(0.23)	—

Total dividends and distributions to shareholders	(0.18)	(0.27)	—

Redemption fees	0.00 (2)	0.00 (2)	0.00	(2)

Net asset value, end of year/period	$16.15	$15.13	$15.70

Total investment return(3)	7.94%	(1.82)%	8.43%

Ratio/Supplemental Data
Net assets, end of year/period (in 000s)	$10,278	$17,464	$14,403
Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any (including dividend and interest expense)(4)	1.42%	4.28%	3.64	%(5)
Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(4)(6)	1.50%	4.34%	3.64	%(5)
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	0.64%	(0.40)%	0.49	%(5)
Portfolio turnover rate	224%	253%	218	%(7)

*	Investor Class commenced operations on January 2, 2018. Total return is calculated based on inception date of December 29, 2017, when initial seed capital was issued at $14.48 per share.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers, reimbursement, and recoupments for the Fund’s Investor Class Shares would be 1.40%, 1.40% and 1.40% for the years ended September 30, 2020, 2019 and the period ended September 30, 2018, respectively.

(5)	Annualized.
(6)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(7)	Reflects portfolio turnover of the Fund for the year ended September 30, 2018.

The accompanying notes are an integral part of the financial statements.

56

GOTHAM FUNDS

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Enhanced 500 Plus Fund
	Institutional Class Shares
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016*
Per Share Operating Performance

Net asset value, beginning of year/period	$11.86	$13.99	$11.86	$9.99	$10.00

Net investment income(1)	0.13	0.10	0.13	0.09	—
Net realized and unrealized gain/(loss) on investments	0.47	0.07	2.20	1.78	(0.01)

Total from investment operations	0.60	0.17	2.33	1.87	(0.01)

Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.12)	(0.16)	—	—
Net realized capital gains	(0.85)	(2.18)	(0.04)	—	—

Total dividends and distributions to shareholders	(0.99)	(2.30)	(0.20)	—	—

Redemption fees	—	—	—	—	—

Net asset value, end of year/period	$11.47	$11.86	$13.99	$11.86	$9.99

Total investment return(2)	4.95%	2.78%	19.86%	18.60%	(0.10)%
Ratio/Supplemental Data
Net assets, end of year/period (in 000s)	$2,891	$2,960	$2,881	$2,399	$1,999
Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any (including dividend and interest expense)(3)	2.21%	2.20%	2.10%	2.21%	—
Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(3)(4)	5.04%	5.23%	4.24%	5.28%	—
Ratio of net investment income to average net assets (including dividend and interest expense)	1.15%	0.90%	0.97%	0.83%	—
Portfolio turnover rate	263%	274%	224%	237%	—

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on September 30, 2016.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers, reimbursements, and recoupments for the Fund would be 1.15%, 1.15%, 1.15% and 1.15% for the years ended September 30, 2020, 2019, 2018 and 2017, respectively.

(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

57

GOTHAM FUNDS

Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Enhanced S&P 500 Index Fund
	Institutional Class Shares
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017 *
Per Share Operating Performance
Net asset value, beginning of year/period	$11.93	$13.70	$11.53	$10.00

Net investment income(1)	0.21	0.19	0.20	0.13
Net realized and unrealized gain on investments	1.14	0.03	2.39	1.40

Total from investment operations	1.35	0.22	2.59	1.53

Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.21)	(0.16)	—
Net realized capital gains	(0.27)	(1.78)	(0.26)	—

Total dividends and distributions to shareholders	(0.42)	(1.99)	(0.42)	—

Redemption fees	0.00 (2)	0.00 (2)	—	—

Net asset value, end of year/period	$12.86	$11.93	$13.70	$11.53

Total investment return(3)	11.53%	3.46%	22.97%	15.30%

Ratio/Supplemental Data
Net assets, end of year/period (in 000s)	$6,346	$6,635	$3,529	$2,931
Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any	0.50%	0.50%	0.50%	0.50	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(5)	2.13%	3.20%	2.55%	3.61	%(4)
Ratio of net investment income to average net assets	1.75%	1.65%	1.59%	1.66	%(4)
Portfolio turnover rate	345%	328%	230%	268	%(6)

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on December 30, 2016.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

58

GOTHAM FUNDS

Notes to Financial Statements

September 30, 2020

1. Organization and Significant Accounting Policies

The Gotham Index Plus Fund, the Gotham Enhanced 500 Plus Fund and the Gotham Enhanced S&P 500 Index Fund (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds, except for the Gotham Index Plus Fund, offers one class of shares, Institutional Class. The Gotham Index Plus Fund offers two classes of shares, Institutional Class and Investor Class. The Funds’ commencement of operations are as follows:

Gotham Index Plus Fund (“Index Plus”)	March 31, 2015
Gotham Enhanced 500 Plus Fund (“Enhanced 500 Plus”)	September 30, 2016
Gotham Enhanced S&P 500 Index Fund (“Enhanced S&P 500 Index”)	December 30, 2016

All the Funds except for Enhanced S&P 500 Index seek to achieve their investment objectives by primarily investing in long and short positions of U.S. equity securities. Equity securities include common and preferred stocks. Enhanced S&P 500 Index seeks to achieve its investment objective by generally investing at least 80% of its assets in U.S. equity securities listed in the S&P 500® Index.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Each Fund’s equity securities, including exchange-traded funds, listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees (the “Board”). Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Certain Funds invest in securities of other investment companies, which are valued at their respective NAVs as determined by those investment companies each business day. Over the Counter investments (including swap agreements) are generally valued by approved pricing services that use evaluated prices from various observable market factors. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to Gotham Asset Management, LLC (“Gotham” or “the Adviser”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security, asset or liability will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

59

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

All financial instruments listed in the Portfolio of Investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets, except for total return swaps with end of period unrealized appreciation of $125,150,190 held by Index Plus. These securities are considered Level 2 as of and for the year ended September 30, 2020.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended September 30, 2020, there were no transfers in or out of Level 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Cash — Cash comprises U.S. Dollar and foreign currency deposits held at a custodian bank(s) which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Brokers — Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder service fees relating to a specific class are charged directly to that class. The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

60

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, capitalized dividends on short sales, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Code, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Funds.

Short Sales — All Funds except for Enhanced S&P 500 Index may sell securities short. A short sale involves the sale by a Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.

As of September 30, 2020, the following Fund had securities sold short, securities pledged as collateral and deposits with brokers for securities sold short:

	Value of Securities Sold Short	Securities Pledged as Collateral	Deposits with Brokers for Securities Sold Short
Enhanced 500 Plus	$(1,205,066)	$3,007,829	$30,022

In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. These amounts are included in dividends and fees on securities sold short on the Statement of Operations. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund. The following Fund had net charges as shown in the table below for the year ended September 30, 2020:

	Dividends on Securities Sold Short	Rebate (Income)/Fees
Enhanced 500 Plus	$21,863	$(5,985)

61

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

The following Fund utilized short sales proceeds and incurred financing charges to finance purchases of long securities in order to accomplish the Fund’s respective investment objectives. A financing fee is charged to the Fund based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short on the Statement of Operations and are as follows for the year ended September 30, 2020:

	Short Sales Proceeds	Financing Charges
Enhanced 500 Plus	$1,175,378	$13,971

Swap Agreements — A swap agreement is a bilateral financial instrument that involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on valuation changes to market referenced securities. The nominal amount on which the cash flows are calculated is called the notional amount.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements will be affected by a change in the market value of the referenced underlying securities that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date, in whole or part, under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. A Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the swap agreement.

Total Return Swaps: Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend accruals or payments. The unrealized appreciation or depreciation also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate (“EFFR”). Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to or from the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument). As of and for the year ended September 30, 2020, only Index Plus held total return swaps.

For the year ended September 30, 2020, the quarterly average volume of the total return swaps for the following Fund was as follows:

Notional Amount
Index Plus	$(53,102,840)

62

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

Counterparty Risk — During the year ended September 30, 2020, Index Plus was subject to counterparty risk. Certain of the derivatives entered into by the Fund may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Liquidity Risk — During the year ended September 30, 2020, Index Plus was subject to liquidity risk. The Fund may be subject to liquidity risk primarily due to investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Master Netting Agreement — During the year ended September 30, 2020, Index Plus was subject to a Master Netting agreement. In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

LIBOR Phase-out Risk — The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Overnight Rates (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

Collateral Requirements — During the year ended September 30, 2020, Index Plus was subject to collateral requirements. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market

63

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

				Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged/ (Received)*	Net Amount**
Index Plus	$125,150,190	$—	$125,150,190	$—	$(107,950,000)	$17,200,190

*	Amount disclosed is limited to the amount of assets presented in each Statement of Assets and Liabilities. Actual collateral pledged/(received) may be more than the amount shown.

**	Net amount represents the net receivable from the counterparty in the event of a default.

2. Transactions with Related Parties and Other Service Providers

Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below:

Index Plus	1.00%
Enhanced 500 Plus	1.00%
Enhanced S&P 500 Index	0.50%

The Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions do not exceed the percentages set forth in the table below (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until the termination date set forth below, unless the Board approves its earlier termination. The table below reflects the Expense Limitation amounts, as a percentage of average daily net assets, in effect during the year ended September 30, 2020.

	Institutional Class	Investor Class	Termination Date
Index Plus	1.15%	1.40%	January 31, 2022
Enhanced 500 Plus	1.15%	N/A	January 31, 2021
Enhanced S&P 500 Index	0.50%	N/A	January 31, 2023

64

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

For the year ended September 30, 2020, investment advisory fees accrued and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee/ (Reimbursement)
Index Plus	$5,145,575	$(433,326)	$4,712,249
Enhanced 500 Plus	28,029	(79,156)	(51,127)
Enhanced S&P 500 Index	33,892	(110,782)	(76,890)

For all Funds, except for Enhanced S&P 500 Index, the Adviser is entitled to recover, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual Fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation amount. As of September 30, 2020, the amounts of potential reimbursement from the Funds to the Adviser are as follows:

	Expiration 09/30/2021	Expiration 09/30/2022	Expiration 09/30/2023
Index Plus
Institutional Class	$9,077	$383,317	$422,424
Investor Class	110	11,648	10,902
Enhanced 500 Plus	56,635	84,996	79,156

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in transfer agent fees in the Statement of Operations.

Pershing LLC provides prime brokerage services to the Funds under an Agreement for Prime Brokerage Services. Pershing LLC is a wholly owned subsidiary of The Bank of New York Mellon Corporation.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust has adopted a distribution plan for Investor Class shares of Index Plus, in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class shares plan, Index Plus compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis of the Investor Class shares of Index Plus’ average daily net assets.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

65

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust.

3. Investments in Securities

For the year ended September 30, 2020 for all Funds, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Index Plus	$1,090,023,373	$1,348,797,736
Enhanced 500 Plus	10,368,975	10,755,526
Enhanced S&P 500 Index	23,108,779	23,515,884

For the year ended September 30, 2020, the Funds had no purchases or sales of U.S. Government securities.

4. Capital Share Transactions

For the years ended September 30, 2020 and September 30, 2019, transactions in capital shares of the Funds (authorized shares unlimited) were as follows:

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
	Shares	Value	Shares	Value
Index Plus:
Institutional Class Shares:
Sales	8,500,444	$128,551,226	30,939,866	$448,118,312
Reinvestments	420,842	6,754,520	694,592	10,008,109
Redemption Fees*	—	14,426	—	10,033
Redemptions	(27,196,363)	(388,757,413)	(29,109,307)	(417,955,994)

Net Increase/(Decrease)	(18,275,077)	$(253,437,241)	2,525,151	$40,180,460

Investor Class Shares:
Sales	193,502	$2,999,496	1,220,065	$17,860,458
Reinvestments	12,613	202,195	20,501	295,007
Redemption Fees*	—	388	—	772
Redemptions	(723,732)	(10,557,650)	(1,003,916)	(14,661,897)

Net Increase/(Decrease)	(517,617)	$(7,355,571)	236,650	$3,494,340

Enhanced 500 Plus:
Institutional Class Shares:
Sales	2,136	$23,898	38	$500
Reinvestments	21,275	246,579	43,739	473,685
Redemption Fees*	—	—	—	—
Redemptions	(20,986)	(243,236)	—	—

Net Increase	2,425	$27,241	43,777	$474,185

66

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
	Shares	Value	Shares	Value

Enhanced S&P 500 Index:
Institutional Class Shares:
Sales	371,473	$4,535,175	295,873	$3,503,498
Reinvestments	22,022	269,329	48,854	516,389
Redemption Fees*	—	413	—	100
Redemptions	(456,234)	(5,102,149)	(46,213)	(545,970)

Net Increase/(Decrease)	(62,739)	$(297,232)	298,514	$3,474,017

*

There is a 1.00% redemption fee that may be charged on shares redeemed within 30 days of purchase. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

Significant Shareholders

As of September 30, 2020, the below Funds had shareholders that held 10% or more of the outstanding shares of the respective Fund. Transactions by these shareholders may have a material impact on the Fund.

Index Plus
Affiliated Fund	1%
Affiliated Shareholders	1%
Enhanced 500 Plus
Non-affiliated Shareholders	98%
Enhanced S&P 500 Index
Affiliated Shareholders	1%
Non-affiliated Shareholders	50%

5. Securities Lending

All Funds, except for Enhanced S&P 500 Index, may lend securities to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments and/or securities consistent with the Fund’s investment objective. Securities purchased with cash collateral are included in market value of securities designated as collateral for securities on loan on the Statements of Assets and Liabilities. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds pay a fee on the cash collateral received by the Funds at a rate equal to the Federal Funds (Open) rate plus 40 basis points with respect to the cash collateral received on those securities on loan that have a rebate that equals or exceeds the greater of either the Federal Funds (Open) rate minus 10 basis points or zero. These fees are included in the fees on cash collateral on the Statements of Operations. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. Securities on loan are not used as collateral for swaps or as collateral for short securities, if any. During the year ended September 30, 2020, only Enhanced 500 Plus entered into the securities lending program. The market value of securities on loan and cash collateral received as of September 30, 2020 and the income generated from the program during the year ended September 30, 2020, with respect to such loans is as follows:

67

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

	Market Value of Securities Loaned	Cash Collateral Received	Market Value of Non-cash Collateral	Income Received from Securities Lending
Enhanced 500 Plus	$48,125	$—	$49,074	$78

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received from that counterparty and create one single net payment due to or from the Funds. The following table is a summary of the Fund’s open securities lending transactions which are subject to a MSLA as of September 30, 2020:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash and Non-Cash Collateral Received*	Net Amount**
Enhanced 500 Plus	$48,125	$—	$48,125	$—	$(48,125)	$—

*	Amount disclosed is limited to the amount of assets presented in each Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

**	Net amount represents the net receivable from the counterparty in the event of a default.

6. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds had determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments. The permanent differences as of September 30, 2020, were primarily attributed to redesignation of dividends paid and equalization utilized.

The tax character of distributions paid by the Funds during the year ended September 30, 2020 were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
Index Plus	$9,432,222	$—	$—
Enhanced 500 Plus	40,676	205,903	—
Enhanced S&P 500 Index	113,277	156,052	—

68

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

The tax character of distributions paid by the Funds during the year ended September 30, 2019 were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
Index Plus	$2,617,482	$10,699,747	$—
Enhanced 500 Plus	25,689	447,996	—
Enhanced S&P 500 Index	102,992	413,397	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses	Other Temporary Differences
Index Plus	$(23,491,546)	$4,544,442	$—	$154,488,033	$(65,075,244)	$(3,799,175)
Enhanced 500 Plus	—	24,938	—	354,241	(48,332)	—
Enhanced S&P 500 Index	—	87,555	—	662,379	(188,089)	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. The other temporary differences as of September 30, 2020 were primarily attributed to qualified late-year losses deferred, deferral of loss on unsettled trades, wash sales on unsettled short sales, wash sales, realized gain/loss on unsettled swap agreements, deferred interest expense and capital loss carryforwards not yet utilized. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of September 30, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Index Plus	$357,736,774	$336,692,509	$(182,204,476)	$154,488,033
Enhanced 500 Plus	3,647,418	806,377	(452,136)	354,241
Enhanced S&P 500 Index	5,647,659	1,026,290	(363,911)	662,379

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30 or (ii) specified ordinary losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2020. For the year ended September 30, 2020, the Funds deferred to October 1, 2020 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Index Plus	$—	$167,663,118	$(102,587,874)
Enhanced 500 Plus	—	308,215	(259,883)
Enhanced S&P 500 Index	—	663,020	(474,931)

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of September 30, 2020, the following Funds had long-term and short-term capital loss carryforwards in the following amounts:

69

GOTHAM FUNDS

Notes to Financial Statements (Concluded)

September 30, 2020

Capital Losses Carryforwards
Index Plus	$23,491,546

For the year ended September 30, 2020, the following Funds utilized capital losses as follows:

Capital Losses Utilized
Index Plus	$3,630,987

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has determined that there was the following subsequent event:

Effective November 1, 2020, the Gotham Enhanced S&P 500 Index Fund (“Fund”) entered into a Support, Service and Fee Assumption Agreement (“Agreement”) with Gotham Asset Management, LLC (“Gotham”), whereby Gotham will assume and undertake to pay substantially all Fund expenses, except investment advisory fees. Under the Agreement, Gotham is entitled to a fee, computed daily and payable monthly, equal to the lesser of (i) the annualized rate of 0.15% of the Fund’s average daily net assets, or (ii) the actual amount of Gotham’s payment obligation under the Agreement.

70

GOTHAM FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Gotham Index Plus Fund, Gotham Enhanced 500 Plus Fund and Gotham Enhanced S&P 500 Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Gotham Index Plus Fund, Gotham Enhanced 500 Plus Fund and Gotham Enhanced S&P 500 Index Fund (three of the funds constituting FundVantage Trust, referred to hereafter collectively as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, and for Gotham Enhanced 500 Plus Fund, the statement of cash flows for the year ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020, for Gotham Enhanced 500 Plus Fund, the results of its cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, PA

November 23, 2020

We have served as the auditor of one or more investment companies in Gotham Asset Management LLC since 2011.

71

GOTHAM FUNDS

Shareholder Tax Information

(Unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended September 30, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. During the fiscal year ended September 30, 2020, the following dividends and distributions were paid by each of the Funds:

	Ordinary Income	Long-Term Capital Gain
Index Plus	$9,432,222	$ —
Enhanced 500 Plus	40,676	205,903
Enhanced S&P 500 Index	113,277	156,052

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes. Index Plus had $116,102 attributable to equalization utilized.

Where appropriate, all designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2020 were designated as “qualified dividend income”, as defined in the Act, and are subject to reduced tax rates:

Index Plus	100.00%
Enhanced 500 Plus	100.00%
Enhanced S&P 500 Index	97.13%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

Index Plus	100.00%
Enhanced 500 Plus	100.00%
Enhanced S&P 500 Index	97.47%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

Index Plus	0.51%
Enhanced S&P 500 Index	0.21%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Enhanced 500 Plus	100.00%
Enhanced S&P 500 Index	100.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

72

GOTHAM FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Consideration of Investment Advisory Agreement

At a videoconference meeting held on June 22-23, 2020 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Gotham Asset Management, LLC (“Gotham” or the “Adviser”) and the Trust (the “Gotham Agreement”) on behalf of the Gotham Index Plus Fund, Gotham Enhanced 500 Plus Fund and Gotham Enhanced S&P 500 Index Fund (together, the “Gotham Funds”). At the Meeting, the Board considered the continuation of the Gotham Agreement with respect to the Gotham Funds for an additional one year period.

In determining whether to continue the Gotham Agreement for an additional one-year period, the Trustees, including the Independent Trustees, considered information provided by Gotham in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Gotham 15(c)Response”) regarding (i) the services performed for the Gotham Funds, (ii) the size and qualifications of Gotham’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Gotham Funds, (iv) investment performance, (v) the financial condition of Gotham, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Gotham Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Gotham’s ability to service the Gotham Funds, and (x) compliance with the Gotham Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the Gotham 15(c) Response, the Trustees received reports at Board meetings throughout the year covering matters such as the relative performance of the Gotham Funds, compliance with the Funds’ respective investment objectives, policies, strategies and limitations, compliance of portfolio management personnel with the applicable code of ethics, and adherence to pricing procedures as established by the Board (each, as applicable).

The Board noted that representatives of Gotham joined the Meeting by videoconference and discussed Gotham’s history, performance, investment strategy, and compliance program. Representatives of Gotham responded to questions from the Board. In addition to the Gotham 15(c) Response, the Trustees also considered other factors they believed to be relevant to considering the continuation of the Gotham Agreement, including the matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Gotham Funds and Gotham, as provided by the terms of the Gotham Agreement, including the advisory fees under the Gotham Agreement, are fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by Gotham to the Gotham Funds. The Trustees considered Gotham’s personnel and the depth of Gotham’s personnel who provide investment management services to the Gotham Funds and the depth of their experience. Based on the Gotham 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided by Gotham are appropriate and consistent with the terms of the Gotham Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Gotham Funds are likely to benefit from the continued provision of those services, (iv) Gotham has sufficient personnel, with the appropriate skills and experience, to serve the Gotham Funds effectively and

73

GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Gotham Funds is likely to continue under the Gotham Agreement.

The Board discussed Gotham’s business continuity plan, and its ability to continue to manage the Gotham Funds effectively in light of the recent volatility in financial markets as a result of the COVID-19 virus outbreak.

The Trustees considered the investment performance for the Gotham Funds and Gotham. The Trustees reviewed historical performance charts which showed the performance of the Gotham Funds as compared to their respective benchmark indices and Lipper categories for the since inception, year-to-date, one year, two year, three year, five year and ten year periods ended March 31, 2020 as applicable. The Trustees considered the short term and long term performance of the Gotham Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

Gotham Enhanced 500 Plus Fund. The Trustees noted that the Gotham Enhanced 500 Plus Fund underperformed the S&P 500 Total Return Index for the year-to-date, one year, two year, three year and since inception periods ended March 31, 2020. They further noted that the Gotham Enhanced 500 Plus Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the two year, three year and since inception periods ended March 31, 2020 and underperformed the Lipper Alternative Long/Short Equity Funds Index for the year to date and one year periods ended March 31, 2020.

Gotham Enhanced S&P 500 Index Fund. The Trustees noted that the Gotham Enhanced S&P 500 Index Fund outperformed the Lipper Large-Cap Core Funds Index for the year to date, one year, two year, three year, and since inception periods ended March 31, 2020. They further noted that the Gotham Enhanced S&P 500 Index Fund outperformed the S&P 500 Total Return Index for the three year and since inception periods ended March 31, 2020 and underperformed the S&P 500 Total Return Index for the year-to-date, one year and two year periods ended March 31, 2020.

Gotham Index Plus Fund. The Trustees noted that the Gotham Index Plus Fund Institutional Class shares underperformed the S&P 500 Total Return Index for the year-to-date, one year, two year, three year, five year and since inception periods ended March 31, 2020. They further noted that the Gotham Index Plus Fund Institutional Class shares outperformed the Lipper Large-Cap Core Funds Index for the five year and since inception periods ended March 31, 2020 and underperformed the Lipper Large-Cap Core Funds Index for the year-to-date, one year, two year and three year periods ended March 31, 2020.

The Trustees concluded that the performance of each of the Gotham Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of Gotham had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Funds and any other ancillary benefit resulting from the Gotham’s relationship with the Funds.

The Trustees also reviewed information regarding the fees Gotham charges to certain other clients and evaluated explanations provided by Gotham as to differences in fees charged to the Funds and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for each Gotham Fund versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by Gotham are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by Gotham.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Gotham Enhanced 500 Plus Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced 500 Plus Fund’s Institutional Class shares were equal to and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced 500 Plus Fund’s Peer Group with $250 million or less in assets.

74

GOTHAM FUNDS

Other Information (Concluded)

(Unaudited)

Gotham Enhanced S&P 500 Index Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced S&P 500 Index Fund’s Institutional Class shares were higher than and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced S&P 500 Index Fund’s Peer Group with $250 million or less in assets.

Gotham Index Plus Fund. The contractual advisory fee and net total expense ratio for the Gotham Index Plus Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Index Plus Fund’s Peer Group.

The Trustees also discussed the limitations of the comparative expense information provided with respect to each Gotham Fund’s Peer Group, given the potential varying nature, extent and quality of the services provided by the advisors of other portfolios included in each of the Peer Groups. Based upon their review, the Trustees concluded that the respective advisory fees for the Gotham Funds were reasonable in light of the high quality of services received by the Funds from Gotham.

The Trustees considered the costs of the services provided by Gotham, the compensation and benefits received by Gotham in providing services to the Gotham Funds, its profitability and certain additional information related to Gotham’s financial condition. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Gotham.

The Trustees considered the extent to which economies of scale may be realized relative to fee levels, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted Gotham’s representation that none of the Funds have reached an asset size at which economies of scale would traditionally be considered to exist, and Gotham’s belief that breakpoints are not appropriate at this time. The Board further considered Gotham’s representation that the nature of various of the Funds’ investment strategies were such that future capacity was constrained based on Gotham’s ability to implement the strategy above certain asset levels, and as such the Funds’ ability to achieve future economies of scale were limited relative to more traditional asset classes. Based on the foregoing information, the Board concluded that economies of scale did not yet exist for the Funds and that therefore it was not yet necessary to consider whether the fee structure of the Funds provided an adequate mechanism for sharing the benefit of any such economies.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the Gotham Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

75

GOTHAM FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at (877) 974-6852.

76

GOTHAM FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Board” or the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38

Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	38	Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

77

GOTHAM FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	38	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

78

GOTHAM FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company with 3 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax - U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

79

Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

GOTII-0920

GOTHAM FUNDS

of

FundVantage Trust

Gotham Neutral 500 Fund

Gotham Hedged Plus Fund

Gotham Hedged Core Fund

Gotham Short Strategies Fund

Gotham Master Neutral Fund

Gotham ESG Large Value Fund

ANNUAL REPORT

September 30, 2020

Important Information on Paperless Delivery

Beginning on January 1, 2021, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary. Instead, shareholder reports will be available on the Funds’ website (www.GothamFunds.com),and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Funds, call the Gotham Funds toll-free at 1 (877) 974-6852 or write to Gotham Funds, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029. Your election to receive shareholder reports in paper will apply to all Gotham Funds that you hold through the financial intermediary, or directly with the Gotham Funds.

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective shareholders unless preceded or accompanied by a current prospectus.

GOTHAM FUNDS

ANNUAL REPORT

AS OF SEPTEMBER 30, 2020

GOTHAM FUNDS

Important Information

The performance data quoted in this report represents past performance and does not guarantee future results. The investment return and principal value of an investment in a Gotham Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

Each Gotham Fund covered by this report (each a, “Fund”) compares its performance to an unmanaged index. An index does not reflect operational and transactional costs which apply to a mutual fund. It is not possible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. Each Fund except Gotham ESG Large Value Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Each Fund except Gotham ESG Large Value Fund will also use leverage to make additional investments which could result in greater losses than if the Fund were not leveraged. The Gotham Short Strategies Fund utilizes one or more swap agreements in its investment program. The use of derivatives such as swaps exposes a Fund to additional risks including increased volatility, lack of liquidity and possible losses greater than the Fund’s initial investment. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. Each Fund may have a high turnover of its portfolio securities. High turnover rates generally result in higher brokerage costs to a Fund. There can be no guarantee that a Fund will achieve its objectives.

A prospective investor should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus and summary prospectus contains this and other information about the Funds, and should be read carefully before investing. A copy of the prospectus or summary prospectus is available at www.GothamFunds.com or by calling (877) 974-6852.

1

Annual Investment Adviser’s Report

September 30, 2020

(Unaudited)

Gotham Neutral 500 Fund (GONFX)

Gotham Hedged Plus Fund (GHPLX)

Gotham Hedged Core Fund (GCHDX)

Gotham Short Strategies Fund (GSSFX)

Gotham Master Neutral Fund (GMNFX)

Gotham ESG Large Value Fund (GESGX)

Dear Shareholder,

Much of 2020 has been dictated by the COVID-19 pandemic, pushing the global economy and markets into uncharted territory. The disruption caused due to the pandemic and resulting lockdown has affected corporate cash flows in a way that is unprecedented. As companies release third quarter earnings over the coming weeks, we continue to examine in more detail how the pandemic has affected corporate cash flows. The results are messy and require extensive analysis. This is precisely the type of work our research team has focused on for over fifteen years. We believe that a strong ability to adjust as-reported financials to better reflect the true economics of a business should be especially beneficial during these unprecedented times. From a business standpoint, Gotham continues to operate effectively and without material impediment in the current remote environment.

As most of you are aware, Gotham manages value-oriented mutual funds with varying market cap universes and gross and net exposures. The funds share the same investment philosophy, process and research. Gotham offers actively managed strategies (long/short and long-only) as well as strategies that combine an index component and an actively managed long/short overlay. Gotham’s all-cap funds select long and short stock portfolios from a diverse capitalization universe of U.S. stocks. Our large-cap funds select stocks primarily from the S&P 500.

Our investment process begins with a research effort that seeks to value all of the companies in a fund’s respective investment universe. Our philosophy is simple. Although stock prices react to emotion over the short term, over the long term the market is very good at finding the fair value of stocks. Therefore, we believe that if we are good at valuing businesses (a share of stock represents a percentage ownership stake in a business), the market will agree with us...eventually. This is crucial. No investment strategy, regardless of how good or logical, works all the time.

The important thing for us is to stick to our strategy even if it is not working over shorter time periods. We have over 60 years of combined investment experience valuing and investing in publicly traded businesses. We know how to value businesses by using various measures of absolute and relative value. So, that’s how we invest. We buy companies that are at the biggest discount to our assessment of value and sell short (where applicable) those companies that are most expensive relative to our assessment of value. We do not plan to change this strategy or adopt other methodologies when short-term stock prices do not reflect the values that we see.

Together with our investment team (led by Director of Research, Adam Barth), we follow a systematic process of researching and valuing companies, investing in our long and short portfolios and adjusting positions daily to take advantage of changing stock prices and fundamental information. The funds are highly diversified and invest in hundreds of positions. Our positions are not equally weighted. The funds generally invest in the cheapest companies and short (where applicable) the most expensive based on our assessment of value and subject to our risk constraints. We manage our risks by, among other things, requiring substantial portfolio diversification, setting maximum limits for sector concentration and by maintaining overall gross and net exposures within carefully defined ranges.

Market Observations and Performance Commentary

The market volatility during much of 2020 was fueled by massive uncertainty surrounding the economy reopening following the pandemic induced lockdowns, vaccine news as well as US elections in November. After the initial shock in late February to March when markets plunged 25-30%, the subsequent rebound rally left market cap-weighted indexes expensive relative to our 30-year research history. As of September 30, 2020, the Russell 1000 was outperforming the Russell 1000 equal-weight benchmark by over 1000bps YTD. This has been a consistent headwind for actively managed strategies. We believe it has also created a more attractive opportunity set based on relative valuations going forward, as it presents stock pickers with a relatively attractive universe to choose from over the next several years relative to market-cap weighted indexes.

2

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

In September 2020, the S&P 500 was trading at 26x Gotham’s proprietary cash flow metric. This number is significantly skewed by the effect the COVID-19 pandemic has had on earnings for the 2nd and 3rd quarters. At the start of the year, the S&P 500 was in the 12th percentile towards expensive over the past 30 years based on 2019 corporate cash flows. This historically corresponded to 2-year cumulative forward returns of 6%-8%. With the index up 13% YTD1 , we would expect 2-year cumulative forward returns for the S&P 500 to be 1%-3% if 2019 corporate cash flows are a good gauge for normalized earnings.

It is important to note that the above numbers are not adjusted for interest rates. If rates this low were to persist over a long time period, it would be reasonable to expect higher equity returns than our historical analysis suggests. At the same time, it is difficult to adjust these metrics which have been partially affected by the global pandemic. While some companies with the largest market capitalizations have benefited in a positive way, there are many companies within the index that have been negatively impacted.

In addition, the continued disparity between growth and value widened in 2020, as pandemic led tech heavy businesses dominated the market rally. Growth benchmarks are outperforming their value counterparts by significant margins over the trailing one-year, three-year and five-year periods, surpassing levels last seen during the 2nd quarter of 2000, the peak of the internet bubble.

We conducted a study to quantify the expensiveness of this period relative to history, particularly the internet bubble. Based on our research, only 1999 ranks worse than the first six months of 2020 for the returns of cheap stocks minus expensive, which was followed by 3 of the best years for cheap relative to expensive companies based on our assessment of value. We don’t know when the current value/growth divergence will revert, but the historical precedent is for it to be abrupt and significant when it happens.

In terms of performance, broadly speaking our short book has been challenged in this market environment resulting in negative long/short spreads. Though many of these shorts are growing quickly, they are very richly priced. Some are currently unprofitable, and others sell at 50 or 100 times corporate free cash flows. On the long side, though we cannot predict short-term market moves and the overall market remains expensive, we believe that there is an opportunity to exceed the positive returns we expect for large cap indexes. Given valuation levels and the disparity between stock returns and fundamentals, we are very optimistic about the opportunity set for our long/short spreads over the coming period.

We remain confident that the best way to construct portfolios in any period, and perhaps even more so during expensive markets, is to own stakes in quality businesses generating strong cash flows. The long portfolios in our strategies trade at significantly better valuations than the index. The short portfolios in these strategies are generally cash flow negative, with higher levels of leverage and weaker business fundamentals. Our risk management has helped to improve our long/short spreads in a period that has been exceptionally challenged for active management and value-oriented strategies in particular.

Although we can’t predict when this environment will end and the current value/growth cycle will turn, as we stated above, the historical precedent is that the transition is often abrupt and significant. Despite the added uncertainty surrounding the pandemic, we have consistently communicated to our partners that strong normalized cash flows, good franchises, and growth prospects are the key drivers to valuation over the long-term. It is also a process that should prove resilient in turbulent periods. Markets and businesses have generally recovered in reasonably short order after the initial shock from one-time events, including the outbreak of World War II, the Cuban Missile Crisis, and the financial crisis of 2008. We believe the current headwinds will eventually subside and favoring cash flow generating companies with good returns on capital and strong balance sheets (and shorting the opposite) should provide a particularly attractive opportunity for outperformance.

3

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Important Information

This letter is intended to assist shareholders in understanding how the Gotham Funds described herein performed during the period ended September 30, 2020, and reflects the views of the investment adviser at the time of this writing. Market and index valuations are based on Gotham’s valuation methodology. The views may change and do not guarantee the future performance of the Gotham Funds or the markets.

This letter contains forward-looking statements regarding future events, forecasts and expectations regarding equity markets and certain of Gotham’s strategies. Forward-looking statements may be identified terminology such terms as “may,” “expect,” “will,” “hope,” “believe” and/or comparable terminology. No assurance, representation, or warranty is made that any of Gotham’s expectations, views and/or objectives will be achieved and actual results may be significantly different than reflected herein.

The indices referenced herein are for comparison purposes only. The performance and volatility of the funds will be different than those of the indices. It is not possible to invest in the indices directly.

[1]	As of November 17, 2020.

4

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Performance by Fund

Gotham Neutral 500 Fund (GONFX)

•	The Fund returned -7.68% (net) for the trailing twelve-month period and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index returned +1.10% over the same time period.

•	The spread for the period was -8.94%[2].

•	The long portfolio contributed +9.86% for the trailing twelve-month period. The short portfolio detracted -16.41% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Consumer Discretionary	4.13%	16.70%
	Information Technology	2.97%	14.96%

Short	Energy	1.64%	-7.70%
	Utilities	0.60%	-14.09%

	Largest Detractors

Long	Energy	-3.63%	7.30%
	Financials	-0.92%	11.48%

Short	Information Technology	-5.41%	-18.79%
	Health Care	-3.95%	-15.27%

Stock Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Apple, Inc.	2.07%	2.62%
	Weyerhaeuser Co.	0.87%	0.97%

Short	Boeing Co.	1.53%	-1.62%
	Occidental Petroleum Corp.	0.56%	-1.03%

	Largest Detractors

Long	Raytheon Co.	-0.62%	0.97%
	Intel Corp.	-0.60%	0.88%

Short	NVIDIA Corp.	-1.39%	-1.25%
	Advanced Micro Devices, Inc.	-1.19%	-1.00%

5

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Gotham Hedged Plus Fund (GHPLX)

•	The Fund returned -0.82% (net) for the trailing twelve-month period and the HFRX Equity Hedge Index returned -0.39% over the same time period.

•	The spread for the period was -7.33%[2].

•	The long portfolio contributed +14.76% for the trailing twelve-month period. The short portfolio detracted -14.19% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Information Technology	6.23%	27.86%
	Health Care	3.69%	19.46%

Short	Energy	2.74%	-6.76%
	Financials	0.89%	-4.95%

	Largest Detractors

Long	Energy	-3.14%	6.59%
	Financials	-0.87%	14.55%

Short	Information Technology	-6.03%	-15.54%
	Health Care	-5.90%	-17.89%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors

Long	Apple, Inc.	3.34%	4.19%
	Microsoft Corp.	1.39%	3.27%

Short	Occidental Petroleum Corp.	0.90%	-0.81%
	Boeing Co.	0.71%	-1.16%

	Largest Detractors

Long	Carnival Corp.	-0.59%	0.25%
	AT&T, Inc.	-0.51%	2.14%

Short	NVIDIA Corp.	-0.78%	-1.51%
	Freeport-McMoRan, Inc.	-0.67%	-0.54%

6

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Gotham Hedged Core Fund (GCHDX)

•	The Fund returned +7.59% (net) for the trailing twelve-month period and the HFRX Equity Hedge Index returned -0.39% over the same time period.

•	The spread for the period was -2.63%[2].

•	The long portfolio contributed +14.45% for the trailing twelve-month period. The short portfolio detracted -6.01% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Information Technology	5.60%	19.99%
	Consumer Discretionary	2.83%	14.07%

Short	Energy	0.85%	-2.77%
	Financials	0.21%	-3.03%

	Largest Detractors

Long	Energy	-1.96%	3.69%
	Financials	-0.67%	9.25%

Short	Health Care	-2.34%	-6.65%
	Information Technology	-2.15%	-8.09%

Stock Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Apple, Inc.	3.08%	3.70%
	Amazon.com, Inc.	1.60%	2.43%

Short	Western Digital Corp.	0.33%	-0.51%
	American Airlines Group, Inc.	0.29%	-0.29%

	Largest Detractors

Long	Carnival Corp.	-0.37%	0.14%
	Kinder Morgan, Inc.	-0.29%	0.45%

Short	Advanced Micro Devices, Inc.	-0.55%	-0.38%
	Freeport-McMoRan, Inc.	-0.41%	-0.33%

7

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Gotham Short Strategies Fund (GSSFX)

•	The Fund returned -15.27% (net) for the trailing twelve-month period and the 50% Inverse of S&P 500 returned -8.71% over the same time period.

•	The spread for the period was -5.10%[2].

•	The long portfolio contributed +14.47% for the trailing twelve-month period. The short portfolio detracted -29.43% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Health Care	4.90%	11.51%
	Information Technology	4.67%	18.06%

Short	Energy	2.98%	-11.90%
	Utilities	1.08%	-12.64%

	Largest Detractors
Long	Energy	-3.49%	8.88%

	Utilities	-0.08%	0.56%

Short	Information Technology	-10.67%	-28.11%
	Consumer Discretionary	-9.13%	-28.02%

Stock Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Biogen, Inc.	0.79%	0.66%
	United Rentals, Inc.	0.68%	0.71%

Short	L Brands, Inc.	0.97%	-1.27%
	Phillips 66	0.78%	-0.89%

	Largest Detractors

Long	Southwest Airlines Co.	-0.78%	0.84%
	Alaska Air Group, Inc.	-0.75%	0.38%

Short	Wayfair, Inc.	-3.68%	-2.01%
	United Airlines Holdings, Inc.	-1.67%	-2.88%

8

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Gotham Master Neutral Fund (GMNFX)

•	The Fund returned -5.38% (net) for the trailing twelve-month period and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index returned +1.10% over the same time period.

•	The spread for the period was -0.94%[2].

•	The long portfolio detracted -1.11% for the trailing twelve-month period. The short portfolio contributed +0.12% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Information Technology	0.81%	16.68%
	Consumer Discretionary	0.69%	16.63%

Short	Energy	1.00%	-6.70%
	Utilities	0.72%	-8.89%

	Largest Detractors

Long	Energy	-1.31%	6.60%
	Consumer Staples	-0.75%	8.90%

Short	Information Technology	-0.88%	-17.94%
	Consumer Discretionary	-0.45%	-11.37%

Stock Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Tesla, Inc.	0.33%	0.20%
	Williams-Sonoma, Inc.	0.22%	0.24%

Short	Encana Corp.	0.15%	-0.09%
	Boeing Co.	0.14%	-0.91%

	Largest Detractors

Long	Alaska Air Group, Inc.	-0.16%	0.18%
	Intel Corp.	-0.16%	0.31%

Short	Wayfair, Inc.	-0.34%	-0.40%
	Thor Industries, Inc.	-0.28%	-0.20%

9

Annual Investment Adviser’s Report (Concluded)

September 30, 2020

(Unaudited)

Gotham ESG Large Value Fund (GESGX)

•	The Fund returned -0.17% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +15.15% over the same time period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Health Care	1.49%	11.05%
	Consumer Discretionary	1.32%	12.06%

	Largest Detractors

Long	Energy	-3.28%	4.59%
	Financials	-1.31%	14.57%

Stock Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Apple, Inc.	1.09%	1.52%
	Lowe’s Cos., Inc.	0.63%	1.08%

	Largest Detractors

Long	Raytheon Co.	-0.65%	0.56%
	Phillips 66	-0.51%	0.76%

[2]	The spread is defined as how much our long portfolio outperformed our short portfolio adjusted for leverage (i.e. 100% long the long portfolio less 100% long the short portfolio).

10

GOTHAM FUNDS

Gotham Neutral 500 Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Neutral 500 Fund Institutional Class Shares

vs BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Year	Since Inception
Institutional Class Shares	-7.68%	0.05%	1.91%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10%	1.69%	1.43%**

*	The Gotham Neutral 500 Fund (the “Fund”) commenced operations on October 1, 2016. The Fund’s inception date was September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 1, 2020), the “Total Annual Fund Operating Expenses” are 2.82% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.82% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.35% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2021, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”). The Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue.

11

GOTHAM FUNDS

Gotham Hedged Plus Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Hedged Plus Fund Institutional Class Shares

vs Hedge Fund Research Inc. (HFRX) Equity Hedge Index

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Year	Since Inception
Institutional Class Shares	-0.82%	3.62%	5.82%*
HFRX Equity Hedge Index	-0.39%	-0.01%	2.22%**

*	The Gotham Hedged Plus Fund (the “Fund”) commenced operations on March 31, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 1, 2020), the “Total Annual Fund Operating Expenses” are 6.97% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 2.68% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.15% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2021, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Hedge Fund Research Inc. Equity Hedge Index (“HFRX”). The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

12

GOTHAM FUNDS

Gotham Hedged Core Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Hedged Core Fund Institutional Class Shares

vs Hedge Fund Research Inc. (HFRX) Equity Hedge Index

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 year	3 Year	Since Inception
Institutional Class Shares	7.59%	7.01%	8.57%*
HFRX Equity Hedge Index	-0.39%	-0.01%	1.92%**

*	The Gotham Hedged Core Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 1, 2020), the “Total Annual Fund Operating Expenses” are 4.05% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.00% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.85% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2021, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Hedge Fund Research Inc. Equity Hedge Index (“HFRX”). The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

13

GOTHAM FUNDS

Gotham Short Strategies Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Short Strategies Fund Institutional Class Shares

vs the 50% Inverse of the Standard & Poor’s 500® Total Return Index (“50% Inverse of the S&P 500®”)

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 year	3 Year	5 Year	10 Year
Institutional Class Shares*	-15.27%	-8.85%	-6.55%	-3.58%
50% Inverse of the S&P 500®	-8.71%	-7.05%	-7.46%	-7.34%

*

A privately offered fund (the “Predecessor Fund”) managed by Gotham Asset Management, LLC was reorganized into the Gotham Short Strategies Fund (the “Fund” or “GSSFX”) on July 31, 2017, the date GSSFX commenced operations. The Predecessor Fund was organized and commenced operations in February 2008 and had an investment objective, investment policies and restrictions that were, in all material respects, equivalent to those of GSSFX. However, the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, this Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected its performance. GSSFX’s performance for periods prior to the commencement of operations on July 31, 2017 is that of the Predecessor Fund adjusted to reflect GSSFX’s fee structure.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 1, 2020), the “Total Annual Fund Operating Expenses” are 2.20% and the “Total Annual Fund Operating Expenses After Fee waivers and/or Expense Reimbursements” are 1.35% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.35% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2021, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The 50% Inverse of the S&P 500® reflects the return of the S&P 500® adjusted to show the negative 50% targeted net short exposure of the Predecessor Fund. Its returns reflect reinvested dividends.

14

GOTHAM FUNDS

Gotham Master Neutral Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Master Neutral Fund Institutional Class Shares

vs BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Year	Since Inception
Institutional Class Shares	-5.38%	-0.88%	-0.54%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10%	1.69%	1.60%**

*	The Gotham Master Neutral Fund (the “Fund”) commenced operations on April 28, 2017.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 1, 2020), the “Total Annual Fund Operating Expenses” are 2.72% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement” are 1.39% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to waive its investment advisory fees at an annual rate in the amount of 0.30% (the “Advisory Fee Waiver”), effectively reducing the investment advisory fee from 0.75% to 0.45%. In addition to the Advisory Fee Waiver, the Advisor has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, management fees (if any), and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Advisory Fee Waiver will remain in place until January 31, 2021, and the Expense Limitation will remain in place until January 31, 2021, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”). The Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue.

15

GOTHAM FUNDS

Gotham ESG Large Value Fund

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham ESG Large Value Fund Institutional Class Shares

vs Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	Since Inception
Institutional Class Shares	-0.17%	11.77%*
S&P 500® Total Return Index	15.15%	21.09%**

*	The Gotham ESG Large Value Fund (the “Fund”) incepted on December 28, 2018.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2020 (as supplemented on July 1, 2020), the “Total Annual Fund Operating Expenses” are 6.59% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement” are 0.75% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.75% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2021, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”). The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

16

GOTHAM FUNDS

Fund Expense Disclosure

September 30, 2020

(Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2020, and held for the entire period through September 30, 2020.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio*	Expenses Paid During Period**
Gotham Neutral 500 Fund
Actual	$1,000.00	$1,008.70	3.18%	$15.96
Hypothetical (5% return before expenses)	1,000.00	1,009.11	3.18%	15.96

Gotham Hedged Plus Fund
Actual	$1,000.00	$1,111.30	2.21%	$11.66
Hypothetical (5% return before expenses)	1,000.00	1,013.96	2.21%	11.12

Gotham Hedged Core Fund
Actual	$1,000.00	$1,181.40	1.60%	$8.72
Hypothetical (5% return before expenses)	1,000.00	1,017.01	1.60%	8.06

Gotham Short Strategies Fund
Actual	$1,000.00	$811.80	1.35%	$6.11
Hypothetical (5% return before expenses)	1,000.00	1,018.25	1.35%	6.81

17

GOTHAM FUNDS

Fund Expense Disclosure (Concluded)

September 30, 2020

(Unaudited)

	Institutional Class

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio*	Expenses Paid During Period**
Gotham Master Neutral Fund
Actual	$1,000.00	$1,007.40	0.61%	$3.08
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.61%	3.11

Gotham ESG Large Value Fund
Actual	$1,000.00	$1,253.60	0.75%	$4.23
Hypothetical (5% return before expenses)	1,000.00	1,021.25	0.75%	3.79

*

Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short and borrowings, except for the Gotham ESG Large Value Fund which does not short securities or use leverage.

**

Expenses are equal to a Fund’s annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended September 30, 2020, multiplied by the average account value over the period, multiplied by the number of days in the most recent period, then divided by 366 to reflect the period. Hypothetical expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366 to reflect the period.

18

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Neutral 500 Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Capital Goods	23.3%	$679,993
Retailing	13.5	395,036
Materials	12.1	354,198
Food, Beverage & Tobacco	9.2	268,185
Software & Services	6.6	191,892
Energy	6.5	190,972
Diversified Financials	5.8	168,914
Consumer Durables & Apparel	5.4	156,483
Technology Hardware & Equipment	5.0	146,548
Food & Staples Retailing	4.3	126,145
Consumer Services	4.2	122,155
Transportation	3.5	103,078
Health Care Equipment & Services	3.4	97,901
Real Estate	2.9	84,138
Household & Personal Products	2.6	77,197
Telecommunication Services	2.6	74,636
Automobiles & Components	2.4	71,279
Insurance	2.0	59,667
Pharmaceuticals, Biotechnology & Life Sciences	1.9	55,642
Media & Entertainment	1.8	52,221
Commercial & Professional Services	0.8	24,780
Utilities	0.7	20,473

Total Long Positions	120.5	3,521,533

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Insurance	(0.3)%	$(7,313)
Household & Personal Products	(0.3)	(8,730)
Commercial & Professional Services	(0.7)	(21,201)
Automobiles & Components	(0.9)	(26,773)
Media & Entertainment	(1.3)	(36,348)
Telecommunication Services	(1.4)	(42,085)
Semiconductors & Semiconductor Equipment	(2.1)	(61,387)
Pharmaceuticals, Biotechnology & Life Sciences	(2.5)	(72,204)
Technology Hardware & Equipment	(2.7)	(78,679)
Diversified Financials	(2.9)	(83,420)
Real Estate	(3.1)	(91,287)
Retailing	(3.2)	(94,403)
Consumer Durables & Apparel	(3.7)	(109,390)
Materials	(4.7)	(136,460)
Capital Goods	(4.9)	(141,755)
Banks	(5.0)	(147,358)
Transportation	(5.5)	(161,942)
Health Care Equipment & Services	(5.6)	(164,850)
Consumer Services	(7.0)	(205,761)
Software & Services	(8.7)	(253,999)
Energy	(9.6)	(279,194)
Utilities	(19.2)	(561,382)

Total Short Positions	(95.3)	(2,785,921)

Other Assets in Excess of Liabilities	74.8	2,186,821

NET ASSETS	100.0%	$2,922,433

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

19

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Hedged Plus Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Retailing	32.1%	$2,956,081
Food, Beverage & Tobacco	20.1	1,844,375
Software & Services	19.9	1,827,670
Capital Goods	13.9	1,275,872
Household & Personal Products	10.8	991,133
Technology Hardware & Equipment	10.1	929,639
Food & Staples Retailing	8.9	818,642
Media & Entertainment	8.1	749,839
Materials	8.1	741,681
Pharmaceuticals, Biotechnology & Life Sciences	7.4	677,393
Telecommunication Services	7.2	662,692
Health Care Equipment & Services	6.2	569,171
Transportation	5.3	487,105
Diversified Financials	4.7	429,691
Utilities	2.0	184,817
Consumer Services	1.2	113,715
Commercial & Professional Services	1.2	108,452
Energy	1.2	106,424
Consumer Durables & Apparel	1.1	100,954
Real Estate	0.9	83,082
Insurance	0.8	77,094
Automobiles & Components	0.8	70,197
Semiconductors & Semiconductor Equipment	0.2	22,597
Banks	0.1	10,261

Total Long Positions	172.3	15,838,577

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Automobiles & Components	(0.2)%	$(13,246)
Real Estate	(0.2)	(17,285)
Banks	(0.2)	(18,020)
Commercial & Professional Services	(0.2)	(21,519)
Food & Staples Retailing	(0.3)	(23,243)
Food, Beverage & Tobacco	(1.1)	(104,156)
Semiconductors & Semiconductor Equipment	(1.2)	(111,411)
Consumer Durables & Apparel	(1.2)	(111,888)
Media & Entertainment	(1.4)	(127,225)
Utilities	(1.4)	(128,816)
Technology Hardware & Equipment	(1.4)	(131,642)
Materials	(1.8)	(165,545)
Retailing	(3.2)	(295,348)
Transportation	(4.8)	(442,642)
Consumer Services	(5.0)	(462,306)
Health Care Equipment & Services	(5.4)	(491,735)
Capital Goods	(5.5)	(501,069)
Energy	(5.5)	(507,943)
Software & Services	(13.4)	(1,231,872)
Pharmaceuticals, Biotechnology & Life Sciences	(20.4)	(1,876,562)

Total Short Positions	(73.8)	(6,783,473)

Other Assets in Excess of Liabilities	1.5	138,857

NET ASSETS	100.0%	$9,193,961

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

20

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Hedged Core Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Retailing	21.0%	$1,845,612
Food, Beverage & Tobacco	20.4	1,796,806
Capital Goods	13.6	1,196,618
Software & Services	13.5	1,190,613
Household & Personal Products	9.7	849,387
Food & Staples Retailing	8.0	706,891
Pharmaceuticals, Biotechnology & Life Sciences	7.8	686,615
Technology Hardware & Equipment	7.7	676,164
Media & Entertainment	7.6	670,981
Materials	6.6	580,068
Transportation	5.6	497,245
Telecommunication Services	4.7	412,607
Health Care Equipment & Services	4.2	370,237
Diversified Financials	2.3	205,420
Energy	0.9	75,484
Insurance	0.8	74,551
Commercial & Professional Services	0.8	67,139
Automobiles & Components	0.7	63,727
Utilities	0.6	50,318
Consumer Services	0.5	47,470
Consumer Durables & Apparel	0.5	46,289
Real Estate	0.5	41,329
Semiconductors & Semiconductor Equipment	0.2	14,940
Banks	0.1	6,696

Total Long Positions	138.3	12,173,207

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Automobiles & Components	(0.0)%	$(1,467)
Household & Personal Products	(0.0)	(1,746)
Insurance	(0.0)	(2,727)
Consumer Durables & Apparel	(0.2)	(12,249)
Media & Entertainment	(0.2)	(20,474)
Commercial & Professional Services	(0.3)	(25,273)
Banks	(0.7)	(64,062)
Telecommunication Services	(0.8)	(72,962)
Retailing	(1.3)	(112,584)
Real Estate	(1.5)	(135,479)
Consumer Services	(1.7)	(148,593)
Capital Goods	(1.8)	(159,306)
Technology Hardware & Equipment	(1.8)	(161,455)
Energy	(1.9)	(163,349)
Diversified Financials	(1.9)	(166,810)
Materials	(1.9)	(167,136)
Pharmaceuticals, Biotechnology & Life Sciences	(2.3)	(197,354)
Health Care Equipment & Services	(3.5)	(306,670)
Semiconductors & Semiconductor Equipment	(3.5)	(307,670)
Software & Services	(7.1)	(625,692)
Utilities	(7.3)	(641,963)

Total Short Positions	(39.7)	(3,495,021)

Other Assets in Excess of Liabilities	1.4	125,356

NET ASSETS	100.0%	$8,803,542

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

21

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Short Strategies Fund

	% of Net Assets	Value
COMMON STOCKS:
Retailing	22.7%	$8,541,495
Software & Services	9.5	3,561,660
Capital Goods	8.1	3,028,391
Energy	6.9	2,599,385
Semiconductors & Semiconductor Equipment	6.3	2,378,814
Materials	5.8	2,180,361
Health Care Equipment & Services	5.4	2,027,568
Technology Hardware & Equipment	4.6	1,730,330
Media & Entertainment	4.1	1,552,363
Food, Beverage & Tobacco	4.1	1,549,062
Consumer Durables & Apparel	3.6	1,341,780
Commercial & Professional Services	3.2	1,221,218
Transportation	2.7	999,395
Food & Staples Retailing	2.3	871,500
Pharmaceuticals, Biotechnology & Life Sciences	2.1	773,311
Automobiles & Components	1.3	506,845
Household & Personal Products	1.2	468,394
Utilities	1.0	358,293
Consumer Services	0.8	301,424
Telecommunication Services	0.4	161,462

Total Common Stocks	96.1	36,153,051

Other Assets in Excess of Liabilities	3.9	1,465,486

NET ASSETS	100.0%	$37,618,537

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

22

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Master Neutral Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Retailing	4.2%	$93,959
Capital Goods	3.7	81,726
Software & Services	3.1	67,991
Consumer Durables & Apparel	2.5	55,775
Materials	1.8	40,922
Pharmaceuticals, Biotechnology & Life Sciences	1.7	38,494
Energy	1.7	37,144
Technology Hardware & Equipment	1.5	33,620
Commercial & Professional Services	1.4	31,652
Semiconductors & Semiconductor Equipment	1.4	31,541
Consumer Services	1.2	27,786
Food, Beverage & Tobacco	1.1	24,945
Health Care Equipment & Services	1.1	23,596
Automobiles & Components	0.9	20,799
Media & Entertainment	0.8	17,644
Transportation	0.6	12,711
Food & Staples Retailing	0.5	10,795
Household & Personal Products	0.3	6,297
Utilities	0.2	4,331
Telecommunication Services	0.1	3,196
Affiliated Equity Registered Investment Companies	60.0	1,339,911
U.S. Treasury Obligations	9.0	200,727

Total Long Positions	98.8	2,205,562

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Commercial & Professional Services	(0.0)%	$(417)
Food & Staples Retailing	(0.1)	(2,792)
Telecommunication Services	(0.2)	(4,505)
Household & Personal Products	(0.3)	(7,028)
Semiconductors & Semiconductor Equipment	(0.5)	(10,697)
Media & Entertainment	(0.6)	(12,750)
Automobiles & Components	(0.7)	(15,234)
Food, Beverage & Tobacco	(0.7)	(15,277)
Technology Hardware & Equipment	(0.9)	(20,183)
Retailing	(1.0)	(22,780)
Consumer Durables & Apparel	(1.7)	(38,200)
Transportation	(1.8)	(40,802)
Materials	(1.9)	(42,063)
Energy	(2.1)	(47,847)
Health Care Equipment & Services	(2.2)	(49,077)
Capital Goods	(2.4)	(52,518)
Software & Services	(2.4)	(53,030)
Consumer Services	(2.9)	(65,901)
Utilities	(3.4)	(75,221)
Pharmaceuticals, Biotechnology & Life Sciences	(3.9)	(86,655)

Total Short Positions	(29.7)	(662,977)

Other Assets in Excess of Liabilities	30.9	690,011

NET ASSETS	100.0%	$2,232,596

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

23

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham ESG Large Value Fund

	% of Net Assets	Value
COMMON STOCKS:
Capital Goods	13.8%	$161,407
Retailing	11.0	129,173
Health Care Equipment & Services	6.9	80,961
Materials	6.8	79,338
Software & Services	6.6	76,848
Diversified Financials	6.4	74,363
Technology Hardware & Equipment	6.1	70,863
Food, Beverage & Tobacco	5.4	63,604
Household & Personal Products	4.2	49,485
Pharmaceuticals, Biotechnology & Life Sciences	4.0	47,109
Telecommunication Services	3.2	37,116
Insurance	3.1	36,867
Banks	3.0	35,540
Transportation	3.0	34,754
Media & Entertainment	2.7	31,162
Real Estate	2.4	28,156
Energy	2.2	25,495
Food & Staples Retailing	1.8	21,129
Semiconductors & Semiconductor Equipment	1.5	17,553
Commercial & Professional
Services	1.4	16,787
Consumer Durables & Apparel	1.2	14,588
Consumer Services	1.2	14,375
Automobiles & Components	0.4	4,670
Utilities	0.1	1,197

Total Common Stocks	98.4	1,152,540

Other Assets in Excess of Liabilities	1.6	18,388

NET ASSETS	100.0%	$1,170,928

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

24

GOTHAM NEUTRAL 500 FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
LONG POSITIONS — 120.5%
COMMON STOCKS — 120.5%
Automobiles & Components — 2.4%
Aptiv PLC (Jersey)†	319	$29,246
BorgWarner, Inc.†	1,085	42,033

		71,279

Capital Goods — 23.3%
3M Co.†	184	29,473
AMETEK, Inc.†	225	22,365
Carrier Global Corp.†	582	17,774
Caterpillar, Inc.†	192	28,637
Cummins, Inc.†	103	21,750
Dover Corp.†	48	5,200
Eaton Corp. PLC (Ireland)†	334	34,078
Emerson Electric Co.†	414	27,146
Flowserve Corp.†	254	6,932
Fortive Corp.†	346	26,369
Fortune Brands Home & Security, Inc.†	250	21,630
Honeywell International, Inc.†	392	64,527
Howmet Aerospace, Inc.†	2,977	49,776
Huntington Ingalls Industries, Inc.†	51	7,178
Illinois Tool Works, Inc.†	75	14,491
Johnson Controls International PLC (Ireland)†	508	20,752
Lockheed Martin Corp.†	63	24,147
Masco Corp.†	770	42,450
Otis Worldwide Corp.†	125	7,802
PACCAR, Inc.†	180	15,350
Pentair PLC (Ireland)†	703	32,176
Quanta Services, Inc.†	802	42,394
Raytheon Technologies Corp.†	458	26,353
Snap-on, Inc.†	157	23,099
Stanley Black & Decker, Inc.†	13	2,109
Trane Technologies PLC (Ireland)†	194	23,522
TransDigm Group, Inc.†	27	12,828
United Rentals, Inc.†*	119	20,766
WW Grainger, Inc.†	25	8,919

		679,993

Commercial & Professional Services — 0.8%
Cintas Corp.†	14	4,660
Republic Services, Inc.	4	373
Robert Half International, Inc.†	373	19,747

		24,780

Consumer Durables & Apparel — 5.4%
Garmin Ltd. (Switzerland)†	156	14,798

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Hanesbrands, Inc.†	891	$14,033
Hasbro, Inc.†	129	10,671
Leggett & Platt, Inc.†	388	15,974
Mohawk Industries, Inc.†*	236	23,031
Newell Brands, Inc.†	58	995
PVH Corp.†	449	26,779
Whirlpool Corp.†	273	50,202

		156,483

Consumer Services — 4.2%
Darden Restaurants, Inc.†	278	28,006
McDonald’s Corp.†	254	55,750
MGM Resorts International†(a)	1,543	33,560
Yum! Brands, Inc.†	53	4,839

		122,155

Diversified Financials — 5.8%
Berkshire Hathaway, Inc., Class B†*	24	5,111
BlackRock, Inc.†	69	38,885
Franklin Resources, Inc.†	1,012	20,594
Invesco Ltd. (Bermuda)†	5,662	64,603
Nasdaq, Inc.†	142	17,425
S&P Global, Inc.	8	2,885
Synchrony Financial†	46	1,204
T Rowe Price Group, Inc.†	142	18,207

		168,914

Energy — 6.5%
Apache Corp.†	388	3,674
Baker Hughes Co.†	1,598	21,237
Chevron Corp.†	324	23,328
EOG Resources, Inc.†	584	20,989
Halliburton Co.†	1,858	22,389
Kinder Morgan, Inc.†	2,377	29,308
Marathon Petroleum Corp.†	53	1,555
National Oilwell Varco, Inc.†	1,347	12,204
Schlumberger NV (Curacao)†	2,235	34,777
TechnipFMC PLC (United Kingdom)†	3,409	21,511

		190,972

Food & Staples Retailing — 4.3%
Kroger Co. (The)†	745	25,263
Sysco Corp.†	900	55,998
Walgreens Boots Alliance, Inc.†	416	14,943
Walmart, Inc.†	214	29,941

		126,145

The accompanying notes are an integral part of the financial statements.

25

GOTHAM NEUTRAL 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — 9.2%
Altria Group, Inc.†	748	$28,903
Archer-Daniels-Midland Co.†	566	26,313
Campbell Soup Co.†	359	17,365
Coca-Cola Co. (The)†	283	13,972
Constellation Brands, Inc., Class A†	171	32,406
General Mills, Inc.†	308	18,997
JM Smucker Co. (The)†	201	23,220
Kellogg Co.†	314	20,281
Kraft Heinz Co. (The)†	787	23,571
McCormick & Co., Inc., non-voting shares	1	194
Molson Coors Beverage Co., Class B†	346	11,612
Philip Morris International, Inc.†	216	16,198
Tyson Foods, Inc., Class A†	591	35,153

		268,185

Health Care Equipment & Services — 3.4%
Anthem, Inc.	1	269
CVS Health Corp.†	324	18,922
DaVita, Inc.†*	164	14,047
HCA Healthcare, Inc.†	25	3,117
Hologic, Inc.*	13	864
Humana, Inc.†	59	24,420
Laboratory Corp. of America Holdings†*	127	23,910
Quest Diagnostics, Inc.	6	687
Universal Health Services, Inc., Class B†	109	11,665

		97,901

Household & Personal Products — 2.6%
Church & Dwight Co., Inc.	13	1,218
Clorox Co. (The)†	105	22,068
Colgate-Palmolive Co.†	249	19,210
Kimberly-Clark Corp.†	187	27,612
Procter & Gamble Co. (The)†	51	7,089

		77,197

Insurance — 2.0%
American International Group, Inc.†	225	6,194
Aon PLC, Class A (Ireland)†	39	8,046
Cincinnati Financial Corp.†	291	22,689
Marsh & McLennan Cos., Inc.†	40	4,588
MetLife, Inc.†	70	2,602
Principal Financial Group, Inc.†	170	6,846

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Prudential Financial, Inc.†	137	$8,702

		59,667

Materials — 12.1%
Amcor PLC (Jersey)†	3,122	34,498
Celanese Corp.†	13	1,397
CF Industries Holdings, Inc.†	1,045	32,092
Dow, Inc.†	209	9,833
DuPont de Nemours, Inc.†	1,479	82,055
Eastman Chemical Co.†	307	23,983
Ecolab, Inc.†	162	32,374
FMC Corp.†	10	1,059
International Paper Co.†	229	9,284
Linde PLC (Ireland)†	133	31,671
LyondellBasell Industries NV, Class A (Netherlands)†	96	6,767
Mosaic Co. (The)†	151	2,759
Nucor Corp.†	711	31,895
PPG Industries, Inc.†	193	23,561
Sealed Air Corp.†	798	30,970

		354,198

Media & Entertainment — 1.8%
Charter Communications, Inc., Class A†*	23	14,360
Discovery, Inc., Class A†(a)*	111	2,416
Fox Corp., Class A†	897	24,964
Interpublic Group of Cos., Inc. (The)†	26	433
Omnicom Group, Inc.†	203	10,048

		52,221

Pharmaceuticals, Biotechnology & Life Sciences — 1.9%
Biogen, Inc.†*	27	7,659
Gilead Sciences, Inc.†	23	1,453
Johnson & Johnson†	153	22,779
Merck & Co., Inc.†	15	1,244
Pfizer, Inc.†	537	19,708
Regeneron Pharmaceuticals, Inc.*	5	2,799

		55,642

Real Estate — 2.9%
Ventas, Inc., REIT†	30	1,259
Weyerhaeuser Co., REIT†	2,906	82,879

		84,138

Retailing — 13.5%
Advance Auto Parts, Inc.†	152	23,332
Amazon.com, Inc.†*	1	3,149

The accompanying notes are an integral part of the financial statements.

26

GOTHAM NEUTRAL 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
AutoZone, Inc.†*	22	$25,908
Best Buy Co., Inc.†	138	15,358
CarMax, Inc.†*	36	3,309
Dollar General Corp.†	144	30,185
Dollar Tree, Inc.†*	65	5,937
eBay, Inc.†	1,493	77,785
Expedia Group, Inc.	2	183
Genuine Parts Co.†	414	39,400
Home Depot, Inc. (The)†	101	28,049
L Brands, Inc.†	21	668
LKQ Corp.†*	1,381	38,295
Lowe’s Cos., Inc.†	179	29,689
O’Reilly Automotive, Inc.†*	27	12,449
Target Corp.†	159	25,030
Tractor Supply Co.†	233	33,398
Ulta Beauty, Inc.†*	13	2,912

		395,036

Software & Services — 6.6%
Accenture PLC, Class A (Ireland)†	279	63,051
Broadridge Financial Solutions, Inc.†	75	9,900
Gartner, Inc.†*	130	16,244
International Business Machines Corp.†	163	19,832
NortonLifeLock, Inc.†	334	6,961
Oracle Corp.†	648	38,686
Paychex, Inc.†	354	28,239
Western Union Co. (The)†	419	8,979

		191,892

Technology Hardware & Equipment — 5.0%
Apple, Inc.†	662	76,666
Cisco Systems, Inc.†	1,004	39,548
Corning, Inc.†	435	14,098
FLIR Systems, Inc.†	229	8,210
HP, Inc.†	297	5,640
Juniper Networks, Inc.†	111	2,386

		146,548

Telecommunication Services — 2.6%
AT&T, Inc.†	1,272	36,265
Verizon Communications, Inc.†	645	38,371

		74,636

Transportation — 3.5%
CH Robinson Worldwide, Inc.†(a)	326	33,314
CSX Corp.†	111	8,621

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Expeditors International of Washington, Inc.†	219	$19,824
JB Hunt Transport Services, Inc.†	204	25,782
Norfolk Southern Corp.†	65	13,909
Old Dominion Freight Line, Inc.	9	1,628

		103,078

Utilities — 0.7%
NRG Energy, Inc.†	666	20,473

TOTAL COMMON STOCKS (Cost $2,779,150)		3,521,533

TOTAL LONG POSITIONS - 120.5%		3,521,533

(Cost $2,779,150)

SHORT POSITIONS — (95.3)%
COMMON STOCKS — (95.3)%
Automobiles & Components — (0.9)%
Ford Motor Co.	(4,020)	(26,773)

Banks — (5.0)%
Citizens Financial Group, Inc.	(145)	(3,666)
First Republic Bank	(187)	(20,394)
Huntington Bancshares, Inc.	(2,154)	(19,752)
JPMorgan Chase & Co.	(24)	(2,310)
KeyCorp.	(415)	(4,951)
M&T Bank Corp.	(51)	(4,697)
People’s United Financial, Inc.	(2,125)	(21,909)
Regions Financial Corp.	(1,458)	(16,811)
SVB Financial Group*	(94)	(22,618)
Truist Financial Corp.	(795)	(30,250)

		(147,358)

Capital Goods — (4.9)%
Boeing Co. (The)	(159)	(26,276)
General Electric Co.	(956)	(5,956)
Ingersoll Rand, Inc.*	(1,474)	(52,474)
Jacobs Engineering Group, Inc.	(232)	(21,523)
L3Harris Technologies, Inc.	(67)	(11,379)
Textron, Inc.	(105)	(3,790)
Xylem, Inc.	(242)	(20,357)

		(141,755)

Commercial & Professional Services — (0.7)%
Copart, Inc.*	(159)	(16,720)
Nielsen Holdings PLC (United Kingdom)	(316)	(4,481)

		(21,201)

The accompanying notes are an integral part of the financial statements.

27

GOTHAM NEUTRAL 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (3.7)%
NVR, Inc.*	(3)	$(12,250)
Ralph Lauren Corp.	(365)	(24,809)
Tapestry, Inc.	(1,491)	(23,304)
Under Armour, Inc., Class C*	(3,269)	(32,167)
VF Corp.	(240)	(16,860)

		(109,390)

Consumer Services — (7.0)%
Carnival Corp. (Panama)	(2,452)	(37,221)
Domino’s Pizza, Inc.	(22)	(9,356)
Hilton Worldwide Holdings, Inc.	(261)	(22,269)
Las Vegas Sands Corp.	(297)	(13,858)
Marriott International, Inc., Class A	(187)	(17,312)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(2,288)	(39,148)
Royal Caribbean Cruises Ltd. (Liberia)	(534)	(34,566)
Starbucks Corp.	(214)	(18,387)
Wynn Resorts Ltd.	(190)	(13,644)

		(205,761)

Diversified Financials — (2.9)%
Ameriprise Financial, Inc.	(28)	(4,315)
Charles Schwab Corp. (The)	(319)	(11,557)
E*TRADE Financial Corp.	(179)	(8,959)
MSCI, Inc.	(76)	(27,115)
Northern Trust Corp.	(40)	(3,119)
Raymond James Financial, Inc.	(247)	(17,972)
State Street Corp.	(175)	(10,383)

		(83,420)

Energy — (9.6)%
Cabot Oil & Gas Corp.	(1,542)	(26,769)
Concho Resources, Inc.	(221)	(9,751)
Devon Energy Corp.	(2,818)	(26,658)
Diamondback Energy, Inc.	(1,011)	(30,451)
Exxon Mobil Corp.	(208)	(7,141)
Hess Corp.	(803)	(32,867)
Marathon Oil Corp.	(3,715)	(15,194)
Noble Energy, Inc.	(3,748)	(32,046)
Occidental Petroleum Corp.	(3,382)	(33,854)
ONEOK, Inc.	(1,047)	(27,201)
Pioneer Natural Resources Co.	(255)	(21,927)
Valero Energy Corp.	(354)	(15,335)

		(279,194)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (5.6)%
ABIOMED, Inc.*	(57)	$(15,792)
Align Technology, Inc.*	(82)	(26,844)
Baxter International, Inc.	(19)	(1,528)
Becton Dickinson and Co.	(2)	(465)
Boston Scientific Corp.*	(451)	(17,233)
Cooper Cos., Inc. (The)	(76)	(25,621)
DexCom, Inc.*	(60)	(24,734)
Edwards Lifesciences Corp.*	(298)	(23,786)
Henry Schein, Inc.*	(92)	(5,408)
IDEXX Laboratories, Inc.*	(12)	(4,717)
Teleflex, Inc.	(41)	(13,957)
Zimmer Biomet Holdings, Inc.	(35)	(4,765)

		(164,850)

Household & Personal Products — (0.3)%
Estee Lauder Cos., Inc. (The), Class A	(40)	(8,730)

Insurance — (0.3)%
Everest Re Group Ltd. (Bermuda)	(17)	(3,358)
Unum Group	(235)	(3,955)

		(7,313)

Materials — (4.7)%
Albemarle Corp.	(385)	(34,373)
Ball Corp.	(304)	(25,268)
Corteva, Inc.	(967)	(27,859)
Freeport-McMoRan, Inc.	(1,878)	(29,372)
International Flavors & Fragrances, Inc.	(66)	(8,082)
Martin Marietta Materials, Inc.	(8)	(1,883)
Vulcan Materials Co.	(71)	(9,623)

		(136,460)

Media & Entertainment — (1.3)%
Live Nation Entertainment, Inc.*	(584)	(31,466)
News Corp., Class A	(304)	(4,262)
Walt Disney Co. (The)	(5)	(620)

		(36,348)

Pharmaceuticals, Biotechnology & Life Sciences — (2.5)%
Bio-Rad Laboratories, Inc., Class A*	(36)	(18,557)
Catalent, Inc.*	(114)	(9,765)
IQVIA Holdings, Inc.*	(40)	(6,305)
Mettler-Toledo International, Inc.*	(13)	(12,555)
Perrigo Co. PLC (Ireland)	(385)	(17,675)
Vertex Pharmaceuticals, Inc.*	(27)	(7,347)

		(72,204)

The accompanying notes are an integral part of the financial statements.

28

GOTHAM NEUTRAL 500 FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (3.1)%
Digital Realty Trust, Inc., REIT	(82)	$(12,034)
Equinix, Inc., REIT	(46)	(34,966)
Healthpeak Properties, Inc., REIT	(923)	(25,060)
Host Hotels & Resorts, Inc., REIT	(791)	(8,535)
Regency Centers Corp., REIT	(98)	(3,726)
SL Green Realty Corp., REIT	(120)	(5,564)
UDR, Inc., REIT	(43)	(1,402)

		(91,287)

Retailing — (3.2)%
Booking Holdings, Inc.*	(10)	(17,107)
Etsy, Inc.*	(154)	(18,731)
Gap, Inc. (The)	(967)	(16,468)
Ross Stores, Inc.	(175)	(16,331)
TJX Cos., Inc. (The)	(463)	(25,766)

		(94,403)

Semiconductors & Semiconductor Equipment — (2.1)%
Advanced Micro Devices, Inc.*	(166)	(13,610)
Analog Devices, Inc.	(50)	(5,837)
Microchip Technology, Inc.	(66)	(6,782)
NVIDIA Corp.	(1)	(541)
Qorvo, Inc.*	(36)	(4,645)
QUALCOMM, Inc.	(90)	(10,591)
Teradyne, Inc.	(55)	(4,370)
Xilinx, Inc.	(144)	(15,011)

		(61,387)

Software & Services — (8.7)%
Akamai Technologies, Inc.*	(275)	(30,398)
DXC Technology Co.	(543)	(9,693)
Fidelity National Information Services, Inc.	(253)	(37,244)
Fiserv, Inc.*	(183)	(18,858)
Fortinet, Inc.*	(192)	(22,620)
Global Payments, Inc.	(251)	(44,573)
Leidos Holdings, Inc.	(47)	(4,190)
Paycom Software, Inc.*	(151)	(47,006)
Tyler Technologies, Inc.*	(79)	(27,536)
VeriSign, Inc.*	(58)	(11,881)

		(253,999)

Technology Hardware & Equipment — (2.7)%
IPG Photonics Corp.*	(80)	(13,598)
Keysight Technologies, Inc.*	(193)	(19,065)
Western Digital Corp.	(1,259)	(46,016)

		(78,679)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — (1.4)%
T-Mobile US, Inc.*	(368)	$(42,085)

Transportation — (5.5)%
Alaska Air Group, Inc.	(812)	(29,744)
American Airlines Group, Inc.	(3,017)	(37,079)
Delta Air Lines, Inc.	(992)	(30,335)
Southwest Airlines Co.	(749)	(28,088)
United Airlines Holdings, Inc.*	(1,056)	(36,696)

		(161,942)

Utilities — (19.2)%
Alliant Energy Corp.	(466)	(24,069)
Ameren Corp.	(487)	(38,512)
American Electric Power Co., Inc.	(351)	(28,687)
American Water Works Co., Inc.	(228)	(33,033)
Atmos Energy Corp.	(287)	(27,434)
CenterPoint Energy, Inc.	(585)	(11,320)
CMS Energy Corp.	(375)	(23,029)
Consolidated Edison, Inc.	(327)	(25,441)
DTE Energy Co.	(170)	(19,557)
Duke Energy Corp.	(48)	(4,251)
Edison International	(869)	(44,180)
Entergy Corp.	(253)	(24,928)
Evergy, Inc.	(381)	(19,362)
Eversource Energy	(440)	(36,762)
Exelon Corp.	(343)	(12,266)
FirstEnergy Corp.	(278)	(7,981)
NextEra Energy, Inc.	(78)	(21,650)
NiSource, Inc.	(553)	(12,166)
Pinnacle West Capital Corp.	(439)	(32,727)
Public Service Enterprise Group, Inc.	(233)	(12,794)
Sempra Energy	(229)	(27,104)
Southern Co. (The)	(375)	(20,332)
WEC Energy Group, Inc.	(229)	(22,190)
Xcel Energy, Inc.	(458)	(31,607)

		(561,382)

TOTAL COMMON STOCK (Proceeds $3,068,004)		(2,785,921)

TOTAL SECURITES SOLD SHORT - (95.3)%		(2,785,921)

(Proceeds $3,068,004)

OTHER ASSETS IN EXCESS OF LIABILITIES - 74.8%		2,186,821

NET ASSETS - 100.0%		$2,922,433

The accompanying notes are an integral part of the financial statements.

29

GOTHAM NEUTRAL 500 FUND

Portfolio of Investments (Concluded)

September 30, 2020

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. (See Note 1 of the Notes to Financial Statements)
(a)

The security or a portion of this security is on loan at September 30, 2020. The total value of securities on loan at September 30, 2020 was $4,810, which was collateralized by $312 in cash and $4,650 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from 10/31/2020 - 2/15/2050. (See Note 5 of the Notes to Financial Statements)

*	Non-income producing.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

30

GOTHAM HEDGED PLUS FUND

Portfolio of Investments

September 30, 2020

	Number
	of Shares	Value
LONG POSITIONS — 172.3%
COMMON STOCKS — 172.3%
Automobiles & Components — 0.8%
BorgWarner, Inc.†	1,812	$70,197

Banks — 0.1%
Citigroup, Inc.†	37	1,595
Fifth Third Bancorp†	386	8,230
First Republic Bank†	4	436

		10,261

Capital Goods — 13.9%
3M Co.†	339	54,301
AECOM*	7	293
Allison Transmission Holdings, Inc.†	1,885	66,239
AMETEK, Inc.†	85	8,449
Carrier Global Corp.†	45	1,374
Caterpillar, Inc.†	33	4,922
Cummins, Inc.†	473	99,879
Curtiss-Wright Corp.†	12	1,119
Dover Corp.†	78	8,450
Eaton Corp. PLC (Ireland)†	91	9,285
EMCOR Group, Inc.	26	1,760
Emerson Electric Co.†	259	16,983
Flowserve Corp.†	570	15,555
Fortive Corp.†	53	4,039
Fortune Brands Home & Security, Inc.†	94	8,133
General Dynamics Corp.†	57	7,891
Honeywell International, Inc.†	444	73,087
Howmet Aerospace, Inc.†	2,241	37,470
Hubbell, Inc.	189	25,863
Huntington Ingalls Industries, Inc.	7	985
Johnson Controls International PLC (Ireland)†	1,808	73,857
Lockheed Martin Corp.†	334	128,016
Masco Corp.†	4,196	231,325
Northrop Grumman Corp.†	39	12,304
Otis Worldwide Corp.†	52	3,246
Pentair PLC (Ireland)†	1,197	54,787
Quanta Services, Inc.†	1,624	85,845
Raytheon Technologies Corp.†	90	5,179
Regal Beloit Corp.	71	6,665
Roper Technologies, Inc.†	24	9,483
Sensata Technologies Holding PLC (United Kingdom)†*	234	10,095
Snap-on, Inc.†	203	29,867
Stanley Black & Decker, Inc.†	4	649

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Trane Technologies PLC (Ireland)†	537	$65,111
TransDigm Group, Inc.†	54	25,656
United Rentals, Inc.†*	87	15,182
Watsco, Inc.	267	62,182
WW Grainger, Inc.†	29	10,346

		1,275,872

Commercial & Professional Services — 1.2%
Cintas Corp.†	35	11,649
CoreLogic, Inc.	2	135
ManpowerGroup, Inc.†	672	49,278
Republic Services, Inc.†	8	747
Ritchie Bros Auctioneers, Inc. (Canada)	5	296
Robert Half International, Inc.†	248	13,129
TriNet Group, Inc.†*	518	30,728
Waste Management, Inc.†	22	2,490

		108,452

Consumer Durables & Apparel — 1.1%
Garmin Ltd. (Switzerland)†	22	2,087
Gildan Activewear, Inc. (Canada)	529	10,405
Hanesbrands, Inc.†	151	2,378
Hasbro, Inc.†	15	1,241
Helen of Troy Ltd. (Bermuda)*	4	774
Leggett & Platt, Inc.†	118	4,858
Newell Brands, Inc.†	120	2,059
NIKE, Inc., Class B†	4	502
PulteGroup, Inc.†	242	11,202
PVH Corp.†	131	7,813
Tapestry, Inc.†	32	500
Tempur Sealy International, Inc.*	20	1,784
Whirlpool Corp.†	301	55,351

		100,954

Consumer Services — 1.2%
Darden Restaurants, Inc.†	266	26,797
Grand Canyon Education, Inc.†*	479	38,291
Hilton Worldwide Holdings, Inc.†	4	341
McDonald’s Corp.†	46	10,097
MGM Resorts International†	1,017	22,120
Yum! Brands, Inc.†	176	16,069

		113,715

Diversified Financials — 4.7%
American Express Co.†	8	802
BlackRock, Inc.†	223	125,672

The accompanying notes are an integral part of the financial statements.

31

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Discover Financial Services†	208	$12,018
Franklin Resources, Inc.†	438	8,913
Goldman Sachs Group, Inc. (The)†	39	7,838
Intercontinental Exchange, Inc.†	52	5,203
Invesco Ltd. (Bermuda)†	4,667	53,250
Moody’s Corp.†	1	290
Morgan Stanley†	234	11,314
Nasdaq, Inc.†	947	116,206
S&P Global, Inc.†	23	8,294
SEI Investments Co.†	556	28,200
Synchrony Financial†	35	916
T Rowe Price Group, Inc.†	396	50,775

		429,691

Energy — 1.2%
Apache Corp.†	1,909	18,078
Chevron Corp.†	76	5,472
Concho Resources, Inc.†	23	1,015
ConocoPhillips†	333	10,936
EOG Resources, Inc.†	217	7,799
Halliburton Co.†	294	3,543
Kinder Morgan, Inc.†	4,121	50,812
Phillips 66†	16	829
Schlumberger NV (Curacao)†	387	6,022
TechnipFMC PLC (United Kingdom)†	201	1,268
Valero Energy Corp.†	15	650

		106,424

Food & Staples Retailing — 8.9%
BJ’s Wholesale Club Holdings, Inc.†*	4,641	192,833
Kroger Co. (The)†	6,836	231,809
Sysco Corp.†	308	19,164
Walgreens Boots Alliance, Inc.	203	7,292
Walmart, Inc.†	2,627	367,544

		818,642

Food, Beverage & Tobacco — 20.1%
Altria Group, Inc.†	3,875	149,730
Archer-Daniels-Midland Co.†	1,274	59,228
Bunge Ltd. (Bermuda)†	2,660	121,562
Campbell Soup Co.†	5,567	269,276
Coca-Cola Co. (The)†	488	24,092
Conagra Brands, Inc.	176	6,285
Constellation Brands, Inc., Class A†	434	82,247
Flowers Foods, Inc.	1,220	29,683
General Mills, Inc.†	3,387	208,910

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Hershey Co. (The)†	2	$287
Hormel Foods Corp.	75	3,667
Ingredion, Inc.†	841	63,647
JM Smucker Co. (The)†	2,099	242,476
Kellogg Co.†	2,531	163,477
Keurig Dr Pepper, Inc.†	5,280	145,728
Kraft Heinz Co. (The)†	3,517	105,334
Lamb Weston Holdings, Inc.†	102	6,760
McCormick & Co., Inc., non-voting shares	10	1,941
Mondelez International, Inc., Class A†	155	8,905
PepsiCo, Inc.†	11	1,525
Philip Morris International, Inc.	12	900
Post Holdings, Inc.*	23	1,978
Tyson Foods, Inc., Class A†	2,467	146,737

		1,844,375

Health Care Equipment & Services — 6.2%
Abbott Laboratories†	407	44,294
Anthem, Inc.†	25	6,715
CVS Health Corp.†	1,461	85,322
Danaher Corp.†	163	35,099
DaVita, Inc.†*	1,534	131,387
DENTSPLY SIRONA, Inc.†	257	11,239
Henry Schein, Inc.†*	19	1,117
Hologic, Inc.*	570	37,888
Humana, Inc.	280	115,889
Medtronic PLC (Ireland)†	531	55,182
Quest Diagnostics, Inc.†	30	3,435
Stryker Corp.†	35	7,293
UnitedHealth Group, Inc.†	38	11,847
Universal Health Services, Inc., Class B†	201	21,511
Zimmer Biomet Holdings, Inc.†	7	953

		569,171

Household & Personal Products — 10.8%
Church & Dwight Co., Inc.†	971	90,992
Clorox Co. (The)†	1,283	269,648
Colgate-Palmolive Co.†	2,861	220,726
Kimberly-Clark Corp.†	1,590	234,779
Procter & Gamble Co. (The)†	1,259	174,988

		991,133

The accompanying notes are an integral part of the financial statements.

32

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Insurance — 0.8%
Aflac, Inc.†	49	$1,781
Aon PLC, Class A (Ireland)†	236	48,687
Chubb Ltd. (Switzerland)†	23	2,671
Cincinnati Financial Corp.†	39	3,041
Everest Re Group Ltd. (Bermuda)†	5	988
Hartford Financial Services Group, Inc. (The)†	20	737
Marsh & McLennan Cos., Inc.†	42	4,817
MetLife, Inc.†	131	4,869
Prudential Financial, Inc.†	56	3,557
Travelers Cos., Inc. (The)†	51	5,518
WR Berkley Corp.†	7	428

		77,094

Materials — 8.1%
Amcor PLC (Jersey)†	8,563	94,621
Ashland Global Holdings, Inc.	10	709
Avery Dennison Corp.†	5	639
Celanese Corp.†	99	10,637
CF Industries Holdings, Inc.†	1,385	42,533
DuPont de Nemours, Inc.†	537	29,793
Eastman Chemical Co.†	82	6,406
Ecolab, Inc.†	557	111,311
FMC Corp.†	54	5,719
International Paper Co.†	139	5,635
Linde PLC (Ireland)†	94	22,384
LyondellBasell Industries NV, Class A (Netherlands)†	122	8,600
NewMarket Corp.†	125	42,790
Nucor Corp.	279	12,516
Nutrien Ltd. (Canada)†	2,176	85,364
PPG Industries, Inc.†	652	79,596
Reliance Steel & Aluminum Co.	30	3,061
Sealed Air Corp.†	2,966	115,110
Sonoco Products Co.†	277	14,146
Southern Copper Corp.	3	136
Teck Resources Ltd., Class B (Canada)†	2,170	30,206
Valvoline, Inc.	217	4,132
Yamana Gold, Inc. (Canada)	2,753	15,637

		741,681

Media & Entertainment — 8.1%
Activision Blizzard, Inc.†	177	14,328
Alphabet, Inc., Class A†*	157	230,099

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Charter Communications, Inc., Class A†*	242	$151,090
Comcast Corp., Class A†	64	2,961
Electronic Arts, Inc.†*	592	77,203
Facebook, Inc., Class A†*	655	171,544
Fox Corp., Class A†	2,147	59,751
Interpublic Group of Cos., Inc. (The)†	96	1,600
Shaw Communications, Inc., Class B (Canada)	1,731	31,591
Take-Two Interactive Software, Inc.†*	27	4,461
Walt Disney Co. (The)†	42	5,211

		749,839

Pharmaceuticals, Biotechnology & Life Sciences — 7.4%
AbbVie, Inc.	13	1,139
Alexion Pharmaceuticals, Inc.†*	79	9,040
Gilead Sciences, Inc.†	1,000	63,190
Illumina, Inc.†*	34	10,509
Jazz Pharmaceuticals PLC (Ireland)†*	217	30,942
Johnson & Johnson†	1,139	169,574
Merck & Co., Inc.†	628	52,093
PerkinElmer, Inc.†	55	6,903
Pfizer, Inc.†	3,565	130,836
QIAGEN NV (Netherlands)*	56	2,927
Regeneron Pharmaceuticals, Inc.†*	285	159,537
United Therapeutics Corp.†*	403	40,703

		677,393

Real Estate — 0.9%
Alexandria Real Estate Equities, Inc., REIT†	6	960
AvalonBay Communities, Inc., REIT†	9	1,344
CBRE Group, Inc., Class A†*	34	1,597
Kimco Realty Corp., REIT†	113	1,272
Realty Income Corp., REIT†	41	2,491
Simon Property Group, Inc., REIT†	20	1,294
Ventas, Inc., REIT†	394	16,532
Welltower, Inc., REIT†	24	1,322
Weyerhaeuser Co., REIT†	1,973	56,270

		83,082

Retailing — 32.1%
Aaron’s, Inc.	23	1,303
Advance Auto Parts, Inc.†	454	69,689
Amazon.com, Inc.†*	116	365,253

The accompanying notes are an integral part of the financial statements.

33

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
AutoNation, Inc.*	390	$20,643
AutoZone, Inc.†*	166	195,488
Best Buy Co., Inc.†	296	32,942
Dick’s Sporting Goods, Inc.	840	48,619
Dollar General Corp.†	1,546	324,072
Dollar Tree, Inc.*	759	69,327
eBay, Inc.†	6,664	347,194
Expedia Group, Inc.†	116	10,636
Gap, Inc. (The)†	217	3,696
Genuine Parts Co.†	875	83,274
Home Depot, Inc. (The)†	782	217,169
Kohl’s Corp.†	442	8,190
Lithia Motors, Inc., Class A	44	10,029
LKQ Corp.†*	510	14,142
Lowe’s Cos., Inc.†	1,398	231,872
Murphy USA, Inc.*	177	22,704
Ollie’s Bargain Outlet Holdings, Inc.*	42	3,669
O’Reilly Automotive, Inc.†*	263	121,264
Target Corp.†	1,520	239,278
Tractor Supply Co.†	2,270	325,382
Ulta Beauty, Inc.†*	104	23,294
Williams-Sonoma, Inc.†	1,846	166,952

		2,956,081

Semiconductors & Semiconductor Equipment — 0.2%
Applied Materials, Inc.†	98	5,826
NVIDIA Corp.†	7	3,789
Qorvo, Inc.†*	51	6,580
Skyworks Solutions, Inc.†	44	6,402

		22,597

Software & Services — 19.9%
Accenture PLC, Class A (Ireland)†	185	41,808
Amdocs, Ltd. (Guernsey)†	2,524	144,903
Automatic Data Processing, Inc.†	4	558
Broadridge Financial Solutions, Inc.	434	57,288
CDK Global, Inc.†	1,775	77,372
CGI, Inc. (Canada)*	656	44,457
Citrix Systems, Inc.†	899	123,801
FleetCor Technologies, Inc.†*	9	2,143
Gartner, Inc.*	25	3,124
International Business Machines Corp.†	339	41,246
Leidos Holdings, Inc.†	22	1,961
Mastercard, Inc., Class A†	231	78,117
Microsoft Corp.†	1,739	365,764

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
NortonLifeLock, Inc.†	12,018	$250,455
Oracle Corp.†	4,354	259,934
Paychex, Inc.†	1,341	106,972
PayPal Holdings, Inc.†*	270	53,198
SS&C Technologies Holdings, Inc.	1,080	65,362
Visa, Inc., Class A†	489	97,785
Western Union Co. (The)†	533	11,422

		1,827,670

Technology Hardware & Equipment — 10.1%
Apple, Inc.†	3,620	419,232
Arrow Electronics, Inc.†*	1,918	150,870
CDW Corp.†	13	1,554
Cisco Systems, Inc.†	4,736	186,551
F5 Networks, Inc.†*	42	5,156
FLIR Systems, Inc.†	1,225	43,916
HP, Inc.†	592	11,242
Jabil, Inc.	565	19,357
Juniper Networks, Inc.†	235	5,052
NetApp, Inc.†	10	438
SYNNEX Corp.	505	70,730
TE Connectivity Ltd. (Switzerland)†	159	15,541

		929,639

Telecommunication Services — 7.2%
AT&T, Inc.†	5,981	170,518
BCE, Inc. (Canada)†	3,267	135,482
Rogers Communications, Inc., Class B (Canada)†	1,367	54,202
TELUS Corp. (Canada)(a)	287	5,054
T-Mobile US, Inc.†*	16	1,830
Verizon Communications, Inc.†	4,969	295,606

		662,692

Transportation — 5.3%
Alaska Air Group, Inc.†	21	769
CH Robinson Worldwide, Inc.†	1,764	180,263
CSX Corp.†	152	11,806
Expeditors International of Washington, Inc.†	1,552	140,487
JB Hunt Transport Services, Inc.†	871	110,077
Kansas City Southern†	6	1,085
Norfolk Southern Corp.†	24	5,136
Old Dominion Freight Line, Inc.	15	2,714
Schneider National, Inc., Class B	1,367	33,806

The accompanying notes are an integral part of the financial statements.

34

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
TFI International, Inc. (Canada)	23	$962

		487,105

Utilities — 2.0%
Dominion Energy, Inc.†	33	2,605
NRG Energy, Inc.†	2,398	73,715
Public Service Enterprise Group, Inc.†	3	165
Vistra Corp.†	5,744	108,332

		184,817

TOTAL COMMON STOCKS (Cost $14,622,340)		15,838,577

TOTAL LONG POSITIONS - 172.3%		15,838,577

(Cost $14,622,340)

SHORT POSITIONS — (73.8)%
COMMON STOCKS — (73.8)%
Automobiles & Components — (0.2)%
Ford Motor Co.	(1,654)	(11,016)
Fox Factory Holding Corp.*	(30)	(2,230)

		(13,246)

Banks — (0.2)%
First Financial Bankshares, Inc.	(46)	(1,284)
Prosperity Bancshares, Inc.	(2)	(104)
TCF Financial Corp.	(712)	(16,632)

		(18,020)

Capital Goods — (5.5)%
Axon Enterprise, Inc.*	(772)	(70,020)
Ballard Power Systems, Inc. (Canada)*	(514)	(7,761)
Boeing Co. (The)	(129)	(21,319)
Ingersoll Rand, Inc.*	(2,508)	(89,285)
Mercury Systems, Inc.*	(664)	(51,433)
Parsons Corp.*	(729)	(24,451)
Plug Power, Inc.*	(6,438)	(86,334)
Sunrun, Inc.*	(999)	(76,993)
Trex Co., Inc.*	(398)	(28,497)
Vivint Solar, Inc.*	(1,062)	(44,976)

		(501,069)

Commercial & Professional Services — (0.2)%
Clarivate PLC (Jersey)*	(667)	(20,670)
CoStar Group, Inc.*	(1)	(849)

		(21,519)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (1.2)%
Mattel, Inc.*	(1,162)	$(13,595)
Ralph Lauren Corp.	(143)	(9,720)
Skechers U.S.A., Inc., Class A*	(1,833)	(55,393)
Under Armour, Inc., Class C*	(3,372)	(33,180)

		(111,888)

Consumer Services — (5.0)%
Carnival Corp. (Panama)	(7,437)	(112,894)
Churchill Downs, Inc.	(65)	(10,648)
Las Vegas Sands Corp.	(652)	(30,422)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(8,105)	(138,677)
Royal Caribbean Cruises Ltd. (Liberia)	(1,491)	(96,512)
Texas Roadhouse, Inc.	(634)	(38,541)
Wynn Resorts Ltd.	(482)	(34,612)

		(462,306)

Energy — (5.5)%
Cabot Oil & Gas Corp.	(575)	(9,982)
Cenovus Energy, Inc. (Canada)	(4,537)	(17,649)
Continental Resources, Inc.	(3,366)	(41,334)
Devon Energy Corp.	(702)	(6,641)
Diamondback Energy, Inc.	(2,057)	(61,957)
Hess Corp.	(2,177)	(89,105)
Marathon Petroleum Corp.	(459)	(13,467)
Noble Energy, Inc.	(8,767)	(74,958)
Occidental Petroleum Corp.	(7,287)	(72,943)
Parsley Energy, Inc., Class A	(7,831)	(73,298)
WPX Energy, Inc.*	(9,512)	(46,609)

		(507,943)

Food & Staples Retailing — (0.3)%
Grocery Outlet Holding Corp.*	(209)	(8,218)
Performance Food Group Co.*	(434)	(15,025)

		(23,243)

Food, Beverage & Tobacco — (1.1)%
Beyond Meat, Inc.*	(443)	(73,564)
Freshpet, Inc.*	(274)	(30,592)

		(104,156)

Health Care Equipment & Services — (5.4)%
Change Healthcare, Inc.*	(3,704)	(53,745)
Guardant Health, Inc.*	(756)	(84,506)
HealthEquity, Inc.*	(952)	(48,904)
Inovalon Holdings, Inc., Class A*	(59)	(1,561)
Insulet Corp.*	(192)	(45,425)

The accompanying notes are an integral part of the financial statements.

35

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Livongo Health, Inc.*	(206)	$(28,850)
Neogen Corp.*	(238)	(18,624)
Nevro Corp.*	(305)	(42,486)
Novocure Ltd. (Jersey)*	(718)	(79,921)
Penumbra, Inc.*	(148)	(28,768)
SmileDirectClub, Inc.*	(460)	(5,373)
Tandem Diabetes Care, Inc.*	(472)	(53,572)

		(491,735)

Materials — (1.8)%
Alamos Gold, Inc., Class A (Canada)	(993)	(8,748)
Albemarle Corp.	(485)	(43,301)
Freeport-McMoRan, Inc.	(1,436)	(22,459)
Kirkland Lake Gold Ltd. (Canada)	(1,836)	(89,468)
Novagold Resources, Inc. (Canada)*	(132)	(1,569)

		(165,545)

Media & Entertainment — (1.4)%
Live Nation Entertainment, Inc.*	(1,450)	(78,126)
Pinterest, Inc., Class A*	(305)	(12,661)
Roku, Inc.*	(193)	(36,438)

		(127,225)

Pharmaceuticals, Biotechnology & Life Sciences — (20.4)%
10X Genomics, Inc., Class A*	(79)	(9,850)
ACADIA Pharmaceuticals, Inc.*	(2,193)	(90,461)
Acceleron Pharma, Inc.*	(258)	(29,033)
Adaptive Biotechnologies Corp.*	(1,056)	(51,353)
Agios Pharmaceuticals, Inc.*	(291)	(10,185)
Allakos, Inc.*	(463)	(37,711)
Allogene Therapeutics, Inc.*	(1,562)	(58,903)
Alnylam Pharmaceuticals, Inc.*	(568)	(82,701)
Amicus Therapeutics, Inc.*	(3,214)	(45,382)
Arrowhead Pharmaceuticals, Inc.*	(691)	(29,754)
Biohaven Pharmaceutical Holding Co. Ltd. (British Virgin Islands)*	(1,501)	(97,580)
BioMarin Pharmaceutical, Inc.*	(140)	(10,651)
Bluebird Bio, Inc.*	(925)	(49,904)
Blueprint Medicines Corp.*	(1,153)	(106,883)
Bridgebio Pharma, Inc.*	(1,067)	(40,034)
ChemoCentryx, Inc.*	(1,055)	(57,814)
Deciphera Pharmaceuticals, Inc.*	(35)	(1,796)
Denali Therapeutics, Inc.*	(274)	(9,817)
Exact Sciences Corp.*	(687)	(70,040)
FibroGen, Inc.*	(997)	(40,997)
Global Blood Therapeutics, Inc.*	(1,422)	(78,409)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Halozyme Therapeutics, Inc.*	(304)	$(7,989)
Immunomedics, Inc.*	(271)	(23,043)
Invitae Corp.*	(1,733)	(75,126)
Ionis Pharmaceuticals, Inc.*	(148)	(7,023)
Iovance Biotherapeutics, Inc.*	(2,647)	(87,139)
Mirati Therapeutics, Inc.*	(451)	(74,889)
Moderna, Inc.*	(694)	(49,100)
Momenta Pharmaceuticals, Inc.*	(1,126)	(59,092)
MyoKardia, Inc.*	(385)	(52,487)
Natera, Inc.*	(613)	(44,283)
Nektar Therapeutics*	(3,042)	(50,467)
NeoGenomics, Inc.*	(872)	(32,168)
Novavax, Inc.*	(606)	(65,660)
OPKO Health, Inc.*	(741)	(2,734)
PTC Therapeutics, Inc.*	(312)	(14,586)
Reata Pharmaceuticals, Inc., Class A*	(457)	(44,521)
Sarepta Therapeutics, Inc.*	(563)	(79,062)
Ultragenyx Pharmaceutical, Inc.*	(994)	(81,697)
Vir Biotechnology, Inc.*	(473)	(16,238)

		(1,876,562)

Real Estate — (0.2)%
Rayonier, Inc.	(497)	(13,141)
Redfin Corp.*	(83)	(4,144)

		(17,285)

Retailing — (3.2)%
Carvana Co.*	(250)	(55,765)
Chewy, Inc., Class A*	(667)	(36,572)
Five Below, Inc.*	(152)	(19,304)
Grubhub, Inc.*	(1,283)	(92,799)
Nordstrom, Inc.	(2,402)	(28,632)
Wayfair, Inc., Class A*	(214)	(62,276)

		(295,348)

Semiconductors & Semiconductor Equipment — (1.2)%
Cree, Inc.*	(929)	(59,214)
Enphase Energy, Inc.*	(128)	(10,572)
Inphi Corp.*	(329)	(36,930)
Lattice Semiconductor Corp.*	(129)	(3,736)
Power Integrations, Inc.	(12)	(665)
Silicon Laboratories, Inc.*	(3)	(294)

		(111,411)

The accompanying notes are an integral part of the financial statements.

36

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Concluded)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (13.4)%
Alteryx, Inc., Class A*	(312)	$(35,428)
Anaplan, Inc.*	(1,332)	(83,356)
Appfolio, Inc., Class A*	(271)	(38,430)
Appian Corp.*	(736)	(47,656)
Atlassian Corp. PLC, Class A (United Kingdom)*	(141)	(25,632)
Avalara, Inc.*	(240)	(30,562)
Blackline, Inc.*	(125)	(11,204)
Ceridian HCM Holding, Inc.*	(160)	(13,224)
Cloudera, Inc.*	(2,428)	(26,441)
Cloudflare, Inc., Class A*	(721)	(29,604)
Datadog, Inc., Class A*	(122)	(12,464)
Dropbox, Inc., Class A*	(2,949)	(56,798)
Dynatrace, Inc.*	(580)	(23,792)
Elastic NV (Netherlands)*	(358)	(38,625)
Envestnet, Inc.*	(130)	(10,031)
Everbridge, Inc.*	(35)	(4,401)
Fastly, Inc., Class A*	(515)	(48,245)
Global Payments, Inc.	(9)	(1,598)
Globant SA (Luxembourg)*	(12)	(2,151)
Guidewire Software, Inc.*	(73)	(7,612)
Medallia, Inc.*	(2,159)	(59,200)
MongoDB, Inc.*	(244)	(56,488)
New Relic, Inc.*	(125)	(7,045)
Nutanix, Inc., Class A*	(3,923)	(87,012)
Okta, Inc.*	(65)	(13,900)
Paycom Software, Inc.*	(98)	(30,507)
Paylocity Holding Corp.*	(126)	(20,339)
Pegasystems, Inc.	(101)	(12,225)
Proofpoint, Inc.*	(662)	(69,874)
Q2 Holdings, Inc.*	(717)	(65,433)
RingCentral, Inc., Class A*	(78)	(21,420)
Slack Technologies, Inc., Class A*	(2,390)	(64,195)
Smartsheet, Inc., Class A*	(1,230)	(60,787)
SolarWinds Corp.*	(491)	(9,987)
Switch, Inc., Class A	(2,494)	(38,931)
Tenable Holdings, Inc.*	(299)	(11,287)
Zendesk, Inc.*	(544)	(55,988)

		(1,231,872)

Technology Hardware & Equipment — (1.4)%
Novanta, Inc. (Canada)*	(100)	(10,534)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Pure Storage, Inc., Class A*	(4,086)$	(62,884)
Western Digital Corp.	(1,593)	(58,224)

		(131,642)

Transportation — (4.8)%
American Airlines Group, Inc.	(9,284)	(114,100)
Delta Air Lines, Inc.	(1,674)	(51,191)
JetBlue Airways Corp.*	(2,483)	(28,132)
Lyft, Inc., Class A*	(2,974)	(81,934)
Southwest Airlines Co.	(369)	(13,838)
Uber Technologies, Inc.*	(1,361)	(49,649)
United Airlines Holdings, Inc.*	(2,987)	(103,798)

		(442,642)

Utilities — (1.4)%
Black Hills Corp.	(408)	(21,824)
Edison International	(727)	(36,961)
Essential Utilities, Inc.	(1,292)	(52,003)
ONE Gas, Inc.	(157)	(10,835)
Southwest Gas Holdings, Inc.	(114)	(7,193)

		(128,816)

TOTAL COMMON STOCK (Proceeds $6,860,074)		(6,783,473)

TOTAL SECURITES SOLD SHORT - (73.8)%		(6,783,473)

(Proceeds $6,860,074)
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%		138,857

NET ASSETS - 100.0%		$9,193,961

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(See Note 1 of the Notes to Financial Statements)
(a)

The security or a portion of this security is on loan at September 30, 2020. The total value of securities on loan at September 30, 2020 was $863 which was collateralized by $894 in cash. (See Note 5 of the Notes to Financial Statements)

*	Non-income producing.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

37

GOTHAM HEDGED CORE FUND

Portfolio of Investment

September 30, 2020

	Number
	of Shares	Value
LONG POSITIONS — 138.3%
COMMON STOCKS — 138.3%
Automobiles & Components — 0.7%
BorgWarner, Inc.(a)	1,645	$63,727

Banks — 0.1%
Citigroup, Inc.†	13	560
Fifth Third Bancorp†	252	5,373
First Republic Bank†	7	763

		6,696

Capital Goods — 13.6%
3M Co.†	737	118,053
AMETEK, Inc.†	45	4,473
Carrier Global Corp.†	25	763
Caterpillar, Inc.†	20	2,983
Cummins, Inc.†	727	153,513
Dover Corp.†	61	6,609
Eaton Corp. PLC (Ireland)†	50	5,102
Emerson Electric Co.†	310	20,327
Flowserve Corp.†	256	6,986
Fortive Corp.†	25	1,905
Fortune Brands Home & Security, Inc.†	51	4,413
General Dynamics Corp.†	17	2,353
Honeywell International, Inc.†	366	60,247
Howmet Aerospace, Inc.†	609	10,182
Huntington Ingalls Industries, Inc.	201	28,291
Illinois Tool Works, Inc.	22	4,251
Johnson Controls International PLC (Ireland)†	1,848	75,491
Lockheed Martin Corp.†	301	115,367
Masco Corp.†	2,811	154,970
Northrop Grumman Corp.†	37	11,673
Otis Worldwide Corp.†	23	1,436
PACCAR, Inc.	621	52,959
Pentair PLC (Ireland)†	1,257	57,533
Quanta Services, Inc.†	1,831	96,787
Raytheon Technologies Corp.†	31	1,784
Roper Technologies, Inc.†	23	9,088
Snap-on, Inc.†	253	37,224
Trane Technologies PLC (Ireland)†	1,000	121,250
TransDigm Group, Inc.†	31	14,729
United Rentals, Inc.†(a)*	46	8,027
WW Grainger, Inc.†	22	7,849

		1,196,618

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — 0.8%
Cintas Corp.†	23	$7,655
Republic Services, Inc.†	171	15,963
Robert Half International, Inc.†	790	41,823
Waste Management, Inc.†	15	1,698

		67,139

Consumer Durables & Apparel — 0.5%
DR Horton, Inc.†	17	1,286
Garmin Ltd. (Switzerland)†	10	949
Hanesbrands, Inc.†(a)	166	2,614
Hasbro, Inc.†	10	827
Leggett & Platt, Inc.†	32	1,317
Newell Brands, Inc.(a)	63	1,081
PulteGroup, Inc.†	147	6,805
PVH Corp.†	78	4,652
Tapestry, Inc.†	6	94
Whirlpool Corp.	145	26,664

		46,289

Consumer Services — 0.5%
Darden Restaurants, Inc.†	157	15,816
McDonald’s Corp.†	19	4,170
MGM Resorts International†	529	11,506
Yum! Brands, Inc.†	175	15,978

		47,470

Diversified Financials — 2.3%
Berkshire Hathaway, Inc., Class B†*	183	38,968
BlackRock, Inc.†	68	38,321
Discover Financial Services†	117	6,760
Franklin Resources, Inc.†	1,205	24,522
Goldman Sachs Group, Inc. (The)†	24	4,823
Intercontinental Exchange, Inc.†	19	1,901
Invesco Ltd. (Bermuda)†	571	6,515
Morgan Stanley†	150	7,252
Nasdaq, Inc.†	477	58,533
S&P Global, Inc.†	5	1,803
Synchrony Financial†	137	3,585
T Rowe Price Group, Inc.†	97	12,437

		205,420

Energy — 0.9%
Apache Corp.	1,136	10,758
Chevron Corp.†	42	3,024
ConocoPhillips†	179	5,878
EOG Resources, Inc.†	109	3,917
Halliburton Co.†	161	1,940

The accompanying notes are an integral part of the financial statements.

38

GOTHAM HEDGED CORE FUND

Portfolio of Investment (Continued)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Kinder Morgan, Inc.†	3,602	$44,413
Marathon Petroleum Corp.†	12	352
Phillips 66†	2	104
Schlumberger NV (Curacao)†	239	3,719
TechnipFMC PLC (United Kingdom)†	143	902
Valero Energy Corp.†	11	477

		75,484

Food & Staples Retailing — 8.0%
Costco Wholesale Corp.†	99	35,145
Kroger Co. (The)†	8,364	283,623
Sysco Corp.†	248	15,431
Walgreens Boots Alliance, Inc.	2,383	85,597
Walmart, Inc.†	2,052	287,095

		706,891

Food, Beverage & Tobacco — 20.4%
Altria Group, Inc.†	3,973	153,517
Archer-Daniels-Midland Co.†	1,864	86,657
Campbell Soup Co.†(a)	4,679	226,323
Coca-Cola Co. (The)†	1,415	69,859
Conagra Brands, Inc.	3,295	117,664
Constellation Brands, Inc., Class A†	483	91,533
General Mills, Inc.†	3,387	208,910
Hormel Foods Corp.	1,229	60,086
JM Smucker Co. (The)†	1,971	227,690
Kellogg Co.	3,026	195,449
Kraft Heinz Co. (The)	2,951	88,382
Lamb Weston Holdings, Inc.†	69	4,573
McCormick & Co., Inc., non-voting shares	99	19,216
Molson Coors Beverage Co., Class B	1,024	34,365
Mondelez International, Inc., Class A†	56	3,217
Philip Morris International, Inc.†	713	53,468
Tyson Foods, Inc., Class A†	2,621	155,897

		1,796,806

Health Care Equipment & Services — 4.2%
Abbott Laboratories†	392	42,661
Anthem, Inc.†	23	6,178
CVS Health Corp.†	1,847	107,865
Danaher Corp.†	157	33,807
DaVita, Inc.†*	1,004	85,993
DENTSPLY SIRONA, Inc.†	87	3,805
Henry Schein, Inc.†*	14	823

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Hologic, Inc.*	122	$8,109
Humana, Inc.	135	55,875
Medtronic PLC (Ireland)†	34	3,533
Quest Diagnostics, Inc.†	20	2,290
Stryker Corp.†	12	2,500
UnitedHealth Group, Inc.†	35	10,912
Universal Health Services, Inc., Class B†	55	5,886

		370,237

Household & Personal Products — 9.7%
Church & Dwight Co., Inc.	1,255	117,606
Clorox Co. (The)†	1,217	255,777
Colgate-Palmolive Co.†	1,882	145,196
Kimberly-Clark Corp.†	1,364	201,408
Procter & Gamble Co. (The)†	931	129,400

		849,387

Insurance — 0.8%
Aflac, Inc.†	37	1,345
Aon PLC, Class A (Ireland)†	293	60,446
Cincinnati Financial Corp.†	20	1,559
Hartford Financial Services Group, Inc. (The)†	14	516
Marsh & McLennan Cos., Inc.†	21	2,409
MetLife, Inc.†	89	3,308
Prudential Financial, Inc.†	36	2,287
Travelers Cos., Inc. (The)†	18	1,947
WR Berkley Corp.†	12	734

		74,551

Materials — 6.6%
Amcor PLC (Jersey)†	9,225	101,936
Celanese Corp.†	67	7,199
CF Industries Holdings, Inc.†	1,079	33,136
Dow, Inc.†	10	470
DuPont de Nemours, Inc.†	292	16,200
Eastman Chemical Co.†	212	16,561
Ecolab, Inc.	344	68,745
FMC Corp.†	23	2,436
International Paper Co.†	89	3,608
Linde PLC (Ireland)†	49	11,668
LyondellBasell Industries NV, Class A (Netherlands)†	63	4,441
Newmont Corp.	929	58,945
Nucor Corp.	1,172	52,576

The accompanying notes are an integral part of the financial statements.

39

GOTHAM HEDGED CORE FUND

Portfolio of Investment (Continued)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
PPG Industries, Inc.†	650	$79,352
Sealed Air Corp.†	3,164	122,795

		580,068

Media & Entertainment — 7.6%
Activision Blizzard, Inc.†	171	13,842
Alphabet, Inc., Class A†*	151	221,306
Charter Communications, Inc., Class A†*	185	115,503
Discovery, Inc., Class A(a)*	10	218
Electronic Arts, Inc.†*	446	58,163
Facebook, Inc., Class A†*	630	164,997
Fox Corp., Class A†(a)	3,099	86,245
Interpublic Group of Cos., Inc. (The)†	52	867
Omnicom Group, Inc.†	112	5,544
Take-Two Interactive Software, Inc.†*	26	4,296

		670,981

Pharmaceuticals, Biotechnology & Life Sciences — 7.8%
AbbVie, Inc.	10	876
Alexion Pharmaceuticals, Inc.†*	126	14,418
Amgen, Inc.†	1	254
Biogen, Inc.†*	216	61,275
Bristol Myers Squibb Co.†	233	14,048
Gilead Sciences, Inc.†	1,827	115,448
Illumina, Inc.†*	33	10,200
Johnson & Johnson†	1,018	151,560
Merck & Co., Inc.†	717	59,475
PerkinElmer, Inc.†	25	3,138
Pfizer, Inc.†	3,572	131,092
Regeneron Pharmaceuticals, Inc.*	223	124,831

		686,615

Real Estate — 0.5%
Alexandria Real Estate Equities, Inc., REIT†	2	320
AvalonBay Communities, Inc., REIT†	4	597
CBRE Group, Inc., Class A†*	10	470
Kimco Realty Corp., REIT†	88	991
Prologis, Inc., REIT†	1	101
Public Storage, REIT	12	2,673
Realty Income Corp., REIT†	21	1,276
Simon Property Group, Inc., REIT†	1	65
Ventas, Inc., REIT†	171	7,175
Welltower, Inc., REIT†	16	881

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (Continued)
Weyerhaeuser Co., REIT†	939	$26,780

		41,329

Retailing — 21.0%
Advance Auto Parts, Inc.†	380	58,330
Amazon.com, Inc.†*	111	349,509
AutoZone, Inc.†*	106	124,830
Best Buy Co., Inc.†	24	2,671
Dollar General Corp.†	1,219	255,527
Dollar Tree, Inc.†*	813	74,259
eBay, Inc.†	4,811	250,653
Expedia Group, Inc.†	59	5,410
Gap, Inc. (The)†	71	1,209
Genuine Parts Co.†	829	78,896
Home Depot, Inc. (The)†	308	85,535
LKQ Corp.†*	557	15,446
Lowe’s Cos., Inc.†	523	86,745
O’Reilly Automotive, Inc.†*	114	52,563
Target Corp.	1,126	177,255
Tractor Supply Co.	1,493	214,007
Ulta Beauty, Inc.†*	57	12,767

		1,845,612

Semiconductors & Semiconductor Equipment — 0.2%
Applied Materials, Inc.†	68	4,043
Broadcom, Inc.†	4	1,457
NVIDIA Corp.†	5	2,706
Qorvo, Inc.†*	24	3,096
Skyworks Solutions, Inc.†	25	3,638

		14,940

Software & Services — 13.5%
Accenture PLC, Class A (Ireland)†	33	7,458
Automatic Data Processing, Inc.†	8	1,116
Broadridge Financial Solutions, Inc.	562	74,184
Citrix Systems, Inc.†	535	73,675
FleetCor Technologies, Inc.†*	5	1,190
Gartner, Inc.†*	192	23,990
International Business Machines Corp.†	448	54,508
Mastercard, Inc., Class A†	222	75,074
Microsoft Corp.†	1,673	351,882
NortonLifeLock, Inc.†	7,547	157,279
Oracle Corp.†	2,733	163,160
Paychex, Inc.†	215	17,151
PayPal Holdings, Inc.†*	260	51,228

The accompanying notes are an integral part of the financial statements.

40

GOTHAM HEDGED CORE FUND

Portfolio of Investment (Continued)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Visa, Inc., Class A†	471	$94,186
Western Union Co. (The)†	2,078	44,532

		1,190,613

Technology Hardware & Equipment — 7.7%
Apple, Inc.†	3,426	396,765
CDW Corp.†	7	837
Cisco Systems, Inc.†	3,368	132,666
F5 Networks, Inc.†*	113	13,873
FLIR Systems, Inc.†	1,790	64,171
HP, Inc.†	611	11,603
Juniper Networks, Inc.†	2,351	50,546
NetApp, Inc.†	3	132
TE Connectivity Ltd. (Switzerland)†	57	5,571

		676,164

Telecommunication Services — 4.7%
AT&T, Inc.†	5,408	154,182
Verizon Communications, Inc.†	4,344	258,425

		412,607

Transportation — 5.6%
CH Robinson Worldwide, Inc.†(a)	2,183	223,081
CSX Corp.†	93	7,223
Expeditors International of Washington, Inc.†	1,697	153,612
JB Hunt Transport Services, Inc.†	825	104,263
Norfolk Southern Corp.†	22	4,708
Old Dominion Freight Line, Inc.	23	4,161
Union Pacific Corp.†	1	197

		497,245

Utilities — 0.6%
Dominion Energy, Inc.†	28	2,210
NRG Energy, Inc.†	1,565	48,108

		50,318

TOTAL COMMON STOCKS (Cost $11,207,462)		12,173,207

TOTAL LONG POSITIONS - 138.3%		12,173,207

(Cost $11,207,462)

SHORT POSITIONS — (39.7)%
COMMON STOCKS — (39.7)%
Automobiles & Components — 0.0%
Aptiv PLC (Jersey)	(16)	(1,467)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Banks — (0.7)%
Regions Financial Corp.	(156)	$(1,799)
SVB Financial Group*	(140)	(33,687)
Truist Financial Corp.	(751)	(28,576)

		(64,062)

Capital Goods — (1.8)%
Boeing Co. (The)	(171)	(28,259)
Ingersoll Rand, Inc.*	(1,843)	(65,611)
Jacobs Engineering Group, Inc.	(241)	(22,358)
L3Harris Technologies, Inc.	(82)	(13,927)
Stanley Black & Decker, Inc.	(104)	(16,869)
Xylem, Inc.	(146)	(12,282)

		(159,306)

Commercial & Professional Services — (0.3)%
Copart, Inc.*	(228)	(23,976)
Verisk Analytics, Inc.	(7)	(1,297)

		(25,273)

Consumer Durables & Apparel — (0.2)%
NVR, Inc.*	(3)	(12,249)

Consumer Services — (1.7)%
Carnival Corp. (Panama)	(1,290)	(19,582)
Chipotle Mexican Grill, Inc.*	(14)	(17,412)
Domino’s Pizza, Inc.	(34)	(14,460)
Hilton Worldwide Holdings, Inc.	(20)	(1,706)
Las Vegas Sands Corp.	(309)	(14,418)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(940)	(16,083)
Royal Caribbean Cruises Ltd. (Liberia)	(288)	(18,642)
Starbucks Corp.	(334)	(28,697)
Wynn Resorts Ltd.	(245)	(17,593)

		(148,593)

Diversified Financials — (1.9)%
Ameriprise Financial, Inc.	(157)	(24,195)
E*TRADE Financial Corp.	(431)	(21,572)
MarketAxess Holdings, Inc.	(48)	(23,116)
Moody’s Corp.	(12)	(3,478)
MSCI, Inc.	(207)	(73,853)
Raymond James Financial, Inc.	(195)	(14,188)
State Street Corp.	(108)	(6,408)

		(166,810)

Energy — (1.9)%
Cabot Oil & Gas Corp.	(303)	(5,260)
Devon Energy Corp.	(2,535)	(23,981)

The accompanying notes are an integral part of the financial statements.

41

GOTHAM HEDGED CORE FUND

Portfolio of Investment (Continued)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Diamondback Energy, Inc.	(440)	$(13,253)
Hess Corp.	(550)	(22,512)
Noble Energy, Inc.	(4,903)	(41,921)
Occidental Petroleum Corp.	(1,958)	(19,600)
ONEOK, Inc.	(527)	(13,691)
Pioneer Natural Resources Co.	(269)	(23,131)

		(163,349)

Health Care Equipment & Services — (3.5)%
ABIOMED, Inc.*	(56)	(15,515)
Align Technology, Inc.*	(142)	(46,485)
Boston Scientific Corp.*	(428)	(16,354)
Cooper Cos., Inc. (The)	(90)	(30,341)
DexCom, Inc.*	(181)	(74,614)
Edwards Lifesciences Corp.*	(421)	(33,604)
IDEXX Laboratories, Inc.*	(95)	(37,345)
Intuitive Surgical, Inc.*	(18)	(12,772)
ResMed, Inc.	(50)	(8,572)
Teleflex, Inc.	(63)	(21,446)
West Pharmaceutical Services, Inc.	(35)	(9,622)

		(306,670)

Household & Personal Products — 0.0%
Estee Lauder Cos., Inc. (The), Class A	(8)	(1,746)

Insurance — 0.0%
Lincoln National Corp.	(72)	(2,256)
Unum Group	(28)	(471)

		(2,727)

Materials — (1.9)%
Air Products & Chemicals, Inc.	(18)	(5,361)
Albemarle Corp.	(390)	(34,819)
Ball Corp.	(347)	(28,843)
Corteva, Inc.	(1,208)	(34,802)
Freeport-McMoRan, Inc.	(4,048)	(63,311)

		(167,136)

Media & Entertainment — (0.2)%
Live Nation Entertainment, Inc.*	(380)	(20,474)

Pharmaceuticals, Biotechnology & Life Sciences — (2.3)%
Bio-Rad Laboratories, Inc., Class A*	(72)	(37,113)
Catalent, Inc.*	(608)	(52,081)
IQVIA Holdings, Inc.*	(139)	(21,911)
Mettler-Toledo International, Inc.*	(23)	(22,212)
Perrigo Co. PLC (Ireland)	(305)	(14,003)
Thermo Fisher Scientific, Inc.	(3)	(1,325)

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Vertex Pharmaceuticals, Inc.*	(179)	$(48,709)

		(197,354)

Real Estate — (1.5)%
Digital Realty Trust, Inc., REIT	(188)	(27,591)
Equinix, Inc., REIT	(93)	(70,692)
Healthpeak Properties, Inc., REIT	(1,370)	(37,196)

		(135,479)

Retailing — (1.3)%
Booking Holdings, Inc.*	(3)	(5,132)
Etsy, Inc.*	(606)	(73,708)
Ross Stores, Inc.	(101)	(9,425)
TJX Cos., Inc. (The)	(437)	(24,319)

		(112,584)

Semiconductors & Semiconductor Equipment — (3.5)%
Advanced Micro Devices, Inc.*	(986)	(80,842)
Analog Devices, Inc.	(309)	(36,073)
Microchip Technology, Inc.	(466)	(47,886)
QUALCOMM, Inc.	(484)	(56,957)
Teradyne, Inc.	(625)	(49,663)
Texas Instruments, Inc.	(2)	(286)
Xilinx, Inc.	(345)	(35,963)

		(307,670)

Software & Services — (7.1)%
Akamai Technologies, Inc.*	(560)	(61,902)
DXC Technology Co.	(1,693)	(30,220)
Fidelity National Information Services, Inc.	(517)	(76,108)
Fiserv, Inc.*	(540)	(55,647)
Fortinet, Inc.*	(611)	(71,982)
Global Payments, Inc.	(433)	(76,892)
Intuit, Inc.	(116)	(37,840)
Jack Henry & Associates, Inc.	(40)	(6,504)
Leidos Holdings, Inc.	(166)	(14,799)
Paycom Software, Inc.*	(269)	(83,740)
Tyler Technologies, Inc.*	(170)	(59,255)
VeriSign, Inc.*	(248)	(50,803)

		(625,692)

Technology Hardware & Equipment — (1.8)%
IPG Photonics Corp.*	(163)	(27,705)
Keysight Technologies, Inc.*	(484)	(47,810)
Western Digital Corp.	(2,151)	(78,619)

The accompanying notes are an integral part of the financial statements.

42

GOTHAM HEDGED CORE FUND

Portfolio of Investment (Concluded)

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Zebra Technologies Corp., Class A*	(29)	$(7,321)

		(161,455)

Telecommunication Services — (0.8)%
T-Mobile US, Inc.*	(638)	(72,962)

Utilities — (7.3)%
Alliant Energy Corp.	(421)	(21,745)
Ameren Corp.	(689)	(54,486)
American Electric Power Co., Inc.	(295)	(24,110)
American Water Works Co., Inc.	(316)	(45,782)
Atmos Energy Corp.	(336)	(32,118)
CenterPoint Energy, Inc.	(433)	(8,379)
CMS Energy Corp.	(373)	(22,906)
Consolidated Edison, Inc.	(165)	(12,837)
DTE Energy Co.	(129)	(14,840)
Edison International	(1,011)	(51,399)
Entergy Corp.	(310)	(30,544)
Evergy, Inc.	(659)	(33,490)
Eversource Energy	(614)	(51,300)
Exelon Corp.	(549)	(19,632)
FirstEnergy Corp.	(681)	(19,552)
NextEra Energy, Inc.	(84)	(23,315)
NiSource, Inc.	(480)	(10,560)
Pinnacle West Capital Corp.	(600)	(44,730)
Sempra Energy	(326)	(38,585)
Southern Co. (The)	(332)	(18,001)
WEC Energy Group, Inc.	(231)	(22,384)
Xcel Energy, Inc.	(598)	(41,268)

		(641,963)

TOTAL COMMON STOCKS (Proceeds $3,510,265)		(3,495,021)

TOTAL SECURITES SOLD SHORT - (39.7)%		(3,495,021)

(Proceeds $3,510,265)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%		125,356

NET ASSETS - 100.0%		$8,803,542

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(See Note 1 of the Notes to Financial Statements)
(a)

The security or a portion of this security is on loan at September 30, 2020. The total value of securities on loan at September 30, 2020 was $348,125 which was collateralized by $178 in cash and $356,729 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from 10/20/2020 - 2/15/2050. (See Note 5 of the Notes to Financial Statements)

*	Non-income producing.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

43

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments

September 30, 2020

	Number
	of Shares	Value
COMMON STOCKS — 96.1%
Automobiles & Components — 1.3%
Fox Factory Holding Corp.*	254	$18,880
Harley-Davidson, Inc.	60	1,472
Thor Industries, Inc.(a)	5,107	486,493

		506,845

Capital Goods — 8.1%
Acuity Brands, Inc.	302	30,910
Advanced Drainage Systems, Inc.	2,723	170,024
AECOM(a) *	9,928	415,387
BWX Technologies, Inc.	579	32,603
Curtiss-Wright Corp.	50	4,663
EMCOR Group, Inc.	2,552	172,796
EnerSys.	1,072	71,953
Franklin Electric Co., Inc.	246	14,472
HD Supply Holdings, Inc.*	403	16,620
Howmet Aerospace, Inc.(a)	27,456	459,064
Hubbell, Inc.	18	2,463
ITT, Inc.	629	37,142
John Bean Technologies Corp.	1,136	104,387
Lincoln Electric Holdings, Inc.	22	2,025
Quanta Services, Inc.(a)	5,051	266,996
RBC Bearings, Inc.*	669	81,089
Roper Technologies, Inc.	67	26,472
SiteOne Landscape Supply, Inc.*	1,176	143,413
Timken Co. (The)	683	37,032
Toro Co. (The)	1,467	123,155
UFP Industries, Inc.	2,287	129,238
United Rentals, Inc.*	43	7,504
Univar Solutions, Inc.(a)*	18,749	316,483
Watsco, Inc.	885	206,108
Woodward, Inc.	1,951	156,392

		3,028,391

Commercial & Professional Services — 3.2%
ASGN, Inc.*	1,900	120,764
Clarivate PLC (Jersey)*	4,704	145,777
Copart, Inc.*	174	18,298
Exponent, Inc.	250	18,008
FTI Consulting, Inc.*	476	50,442
ManpowerGroup, Inc.(a)	4,732	346,998
Robert Half International, Inc.	1,501	79,463
Rollins, Inc.	511	27,691
Stantec, Inc. (Canada)	517	15,686
Tetra Tech, Inc.	1,613	154,042
TransUnion	806	67,809

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
TriNet Group, Inc.*	2,971	$176,240

		1,221,218

Consumer Durables & Apparel — 3.6%
BRP, Inc., sub-voting shares (Canada)	17	898
Carter’s, Inc.	496	42,944
Garmin Ltd. (Switzerland)	57	5,407
Gildan Activewear, Inc. (Canada)	1,614	31,747
Helen of Troy Ltd. (Bermuda)*	1,174	227,192
Meritage Homes Corp.*	50	5,520
Mohawk Industries, Inc.*	674	65,776
NIKE, Inc., Class B	86	10,796
Polaris, Inc.(a)	6,399	603,682
PVH Corp.	403	24,035
Tempur Sealy International, Inc.*	2,614	233,143
YETI Holdings, Inc.*	2,000	90,640

		1,341,780

Consumer Services — 0.8%
frontdoor, Inc.*	7	272
Grand Canyon Education, Inc.*	234	18,706
Papa John’s International, Inc.	130	10,696
Service Corp. International	269	11,346
Strategic Education, Inc.	476	43,540
Wingstop, Inc.	1,587	216,864

		301,424

Energy — 6.9%
Antero Midstream Corp.	9,471	50,859
Baker Hughes Co.	601	7,987
Canadian Natural Resources Ltd. (Canada)	20,918	334,897
Cheniere Energy, Inc.*	2,610	120,765
EOG Resources, Inc.(a)	8,175	293,810
Halliburton Co.(a)	59,146	712,709
Kinder Morgan, Inc.	8,670	106,901
National Oilwell Varco, Inc.(a)	26,227	237,617
Schlumberger NV (Curacao)	43,025	669,469
TechnipFMC PLC (United Kingdom)	772	4,871
Williams Cos., Inc. (The)	3,028	59,500

		2,599,385

Food & Staples Retailing — 2.3%
BJ’s Wholesale Club Holdings, Inc.*	3,596	149,414
Casey’s General Stores, Inc.	289	51,341
Costco Wholesale Corp.	312	110,760

The accompanying notes are an integral part of the financial statements.

44

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — (Continued)
Kroger Co. (The)	1,846	$62,598
Sprouts Farmers Market, Inc.*	1,987	41,588
US Foods Holding Corp.(a) *	20,513	455,799

		871,500

Food, Beverage & Tobacco — 4.1%
Boston Beer Co., Inc. (The), Class A(a)*	133	117,487
Conagra Brands, Inc.(a)	8,246	294,465
Flowers Foods, Inc.	699	17,007
General Mills, Inc.	2,290	141,247
JM Smucker Co. (The)	1,670	192,918
Kraft Heinz Co. (The)	3,591	107,550
McCormick & Co., Inc., non-voting shares	317	61,530
Molson Coors Beverage Co., Class B	3,360	112,762
National Beverage Corp.*	125	8,501
TreeHouse Foods, Inc.*	2,451	99,339
Tyson Foods, Inc., Class A(a)	6,662	396,256

		1,549,062

Health Care Equipment & Services — 5.4%
AMN Healthcare Services, Inc.*	20	1,169
Anthem, Inc.(a)	2,122	569,948
Cigna Corp.(a)	1,357	229,889
Ensign Group, Inc. (The)	2,600	148,356
Globus Medical, Inc., Class A*	84	4,160
HCA Healthcare, Inc.(a)	4,688	584,500
HealthEquity, Inc.*	14	719
Humana, Inc.(a)	830	343,529
Molina Healthcare, Inc.*	454	83,100
Quidel Corp.(a) *	164	35,978
Universal Health Services, Inc., Class B	245	26,220

		2,027,568

Household & Personal Products — 1.2%
Clorox Co. (The)	530	111,390
Energizer Holdings, Inc.	3,915	153,233
Kimberly-Clark Corp.(a)	1,380	203,771

		468,394

Materials — 5.8%
Amcor PLC (Jersey)	774	8,553
CF Industries Holdings, Inc.(a)	10,063	309,035
Chemours Co. (The)	608	12,713
Hecla Mining Co.	43,406	220,502

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Kinross Gold Corp. (Canada)	583	$5,142
Louisiana-Pacific Corp.(a)	9,997	295,011
Mosaic Co. (The)(a)	29,033	530,433
Newmont Corp.	1,722	109,261
Norbord, Inc. (Canada)	231	6,814
Nucor Corp.	3,414	153,152
Nutrien Ltd. (Canada)	5,906	231,692
Pan American Silver Corp. (Canada)	2,226	71,566
Reliance Steel & Aluminum Co.	1,030	105,101
Sonoco Products Co.	1,555	79,414
Wheaton Precious Metals Corp. (Canada)	320	15,702
Yamana Gold, Inc. (Canada)	4,625	26,270

		2,180,361

Media & Entertainment — 4.1%
Activision Blizzard, Inc.(a)	322	26,066
Altice USA, Inc., Class A*	216	5,616
ANGI Homeservices, Inc., Class A*	1	11
DISH Network Corp., Class A(a) *	9,007	261,473
Electronic Arts, Inc.*	800	104,328
Madison Square Garden Sports Corp.*	725	109,098
New York Times Co. (The), Class A	30	1,284
Pinterest, Inc., Class A*	493	20,464
Shaw Communications, Inc., Class B (Canada)	2,291	41,811
Sirius XM Holdings, Inc.	6,210	33,286
Take-Two Interactive Software, Inc.*	1,023	169,020
Zillow Group, Inc., Class C(a) *	7,677	779,906

		1,552,363

Pharmaceuticals, Biotechnology & Life Sciences — 2.1%
Denali Therapeutics, Inc.*	307	11,000
Elanco Animal Health, Inc.*	2,168	60,552
Emergent BioSolutions, Inc.(a) *	4,436	458,372
Neurocrine Biosciences, Inc.*	517	49,715
PerkinElmer, Inc.(a)	737	92,501
Regeneron Pharmaceuticals, Inc.*	51	28,549
Sage Therapeutics, Inc.*	5	306
United Therapeutics Corp.*	716	72,316

		773,311

Retailing — 22.7%
Aaron’s, Inc.(a)	6,971	394,907
Advance Auto Parts, Inc.(a)	2,888	443,308

The accompanying notes are an integral part of the financial statements.

45

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
AutoNation, Inc.*	4,723	$249,988
AutoZone, Inc.*	127	149,560
Dick’s Sporting Goods, Inc.(a)	10,081	583,488
Dollar General Corp.(a)	1,751	367,045
Dollar Tree, Inc.*	47	4,293
eBay, Inc.	3,391	176,671
Etsy, Inc.(a) *	3,657	444,801
Foot Locker, Inc.(a)	11,211	370,299
Gap, Inc. (The)(a)	19,952	339,783
Genuine Parts Co.(a)	3,642	346,609
Home Depot, Inc. (The)(a)	2,326	645,953
Lithia Motors, Inc., Class A(a)	1,341	305,668
LKQ Corp.*	4,361	120,931
Lowe’s Cos., Inc.(a)	4,618	765,941
Murphy USA, Inc.(a) *	1,947	249,742
Ollie’s Bargain Outlet Holdings, Inc.(a) *	3,399	296,903
O’Reilly Automotive, Inc.(a) *	572	263,738
Pool Corp.(a)	1,010	337,885
Qurate Retail, Inc., Series A	6,477	46,505
Stamps.com, Inc.(a) *	1,264	304,561
Target Corp.(a)	2,902	456,833
Tractor Supply Co.(a)	3,773	540,822
Williams-Sonoma, Inc.(a)	3,707	335,261

		8,541,495

Semiconductors & Semiconductor Equipment — 6.3%
Amkor Technology, Inc.*	10,557	118,238
Applied Materials, Inc.(a)	3,793	225,494
Broadcom, Inc.(a)	1,338	487,460
Brooks Automation, Inc.	443	20,493
First Solar, Inc.*	4,436	293,663
KLA Corp.(a)	2,114	409,566
MACOM Technology Solutions Holdings, Inc.*	906	30,813
Marvell Technology Group Ltd. (Bermuda)	2,896	114,971
MKS Instruments, Inc.(a)	2,751	300,492
Monolithic Power Systems, Inc.	183	51,169
Power Integrations, Inc.	1,853	102,656
Semtech Corp.*	670	35,483
Synaptics, Inc.*	823	66,186
Teradyne, Inc.	1,537	122,130

		2,378,814

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — 9.5%
ACI Worldwide, Inc.*	4,012	$104,833
Alliance Data Systems Corp.	530	22,249
Anaplan, Inc.*	114	7,134
Blackbaud, Inc.	1,870	104,402
BlackBerry Ltd. (Canada)*	520	2,387
Broadridge Financial Solutions, Inc.	155	20,460
CACI International, Inc., Class A*	399	85,051
Cadence Design Systems, Inc.*	147	15,675
CGI, Inc. (Canada)*	1,123	76,106
Crowdstrike Holdings, Inc., Class A*	188	25,816
Descartes Systems Group, Inc. (The) (Canada)*	163	9,288
DXC Technology Co.	9,648	172,217
Envestnet, Inc.*	1,516	116,975
GoDaddy, Inc., Class A*	1,903	144,571
Guidewire Software, Inc.*	289	30,134
Intuit, Inc.(a)	2,465	804,108
KBR, Inc.	198	4,427
NortonLifeLock, Inc.	3,806	79,317
PayPal Holdings, Inc.(a) *	3,119	614,537
PTC, Inc.(a) *	2,932	242,535
Sailpoint Technologies Holdings, Inc.(a) *	7,593	300,455
SS&C Technologies Holdings, Inc.(a)	3,590	217,267
Synopsys, Inc.*	746	159,629
Verint Systems, Inc.*	2,157	103,924
WEX, Inc.*	50	6,948
Workday, Inc., Class A*	424	91,215

		3,561,660

Technology Hardware & Equipment — 4.6%
Apple, Inc.(a)	514	59,526
Ciena Corp.*	2,933	116,411
Cisco Systems, Inc.	5,783	227,792
Corning, Inc.(a)	11,497	372,618
EchoStar Corp., Class A*	2,412	60,035
FLIR Systems, Inc.(a)	3,152	112,999
Juniper Networks, Inc.	3,532	75,938
Lumentum Holdings, Inc.(a) *	3,951	296,839
Novanta, Inc. (Canada)*	22	2,317
SYNNEX Corp.(a)	1,805	252,808
Ubiquiti, Inc.	882	146,994
Viavi Solutions, Inc.*	516	6,053

		1,730,330

The accompanying notes are an integral part of the financial statements.

46

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — 0.4%
Iridium Communications, Inc.*	6,110	$156,294
United States Cellular Corp.*	175	5,168

		161,462

Transportation — 2.7%
CH Robinson Worldwide, Inc.	2,289	233,913
FedEx Corp.	976	245,484
JB Hunt Transport Services, Inc.(a)	1,646	208,021
Knight-Swift Transportation Holdings, Inc.	4	163
Old Dominion Freight Line, Inc.	477	86,299
Schneider National, Inc., Class B	2,611	64,570
TFI International, Inc. (Canada)	540	22,588
Werner Enterprises, Inc.	3,295	138,357

		999,395

Utilities — 1.0%
MDU Resources Group, Inc.	5,138	115,605
National Fuel Gas Co.	533	21,634
PPL Corp.(a)	8,124	221,054

		358,293

TOTAL COMMON STOCKS (Cost $36,007,429)		36,153,051

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.9%		1,465,486

NET ASSETS - 100.0%		$37,618,537

(a)	Security position is either entirely or partially designated as collateral for total return swaps.
*	Non-income producing.

PLC   Public Limited Company

The accompanying notes are an integral part of the financial statements.

47

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2020

Over-the-counter total return swaps outstanding as of September 30, 2020

The Fund maintains a portfolio of short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between June 3, 2021 and May 4, 2022, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents (144.8)% of net assets as of September 30. 2020.

The following table represents the individual short positions and related values of total return swaps as of September 30, 2020:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Short
Automobiles & Components
Aptiv PLC (Jersey)	Morgan Stanley	(5,040)	$(425,400)	$(462,067)	$(36,843)
Fiat Chrysler Automobiles NV (Netherlands)	Morgan Stanley	(29,864)	(318,222)	(364,938)	(46,854)
Ford Motor Co.	Morgan Stanley	(86,856)	(584,849)	(578,461)	6,155
LCI Industries	Morgan Stanley	(867)	(102,124)	(92,153)	9,219
Lear Corp.	Morgan Stanley	(788)	(93,634)	(85,931)	8,897

		(123,415)	(1,524,229)	(1,583,550)	(59,426)

Capital Goods
A.O. Smith Corp.	Morgan Stanley	(65)	(3,441)	(3,432)	(17)
AAON, Inc.	Morgan Stanley	(46)	(2,634)	(2,772)	(163)
Allison Transmission Holdings, Inc.	Morgan Stanley	(1,520)	(57,272)	(53,413)	3,566
Armstrong World Industries, Inc.	Morgan Stanley	(1,817)	(133,694)	(125,028)	8,482
Axon Enterprise, Inc.	Morgan Stanley	(1,581)	(130,655)	(143,397)	(12,812)
Ballard Power Systems, Inc. (Canada)	Morgan Stanley	(3,817)	(54,630)	(57,637)	(3,051)
Boeing Co. (The)	Morgan Stanley	(7,211)	(1,158,055)	(1,191,690)	(34,071)
Carrier Global Corp.	Morgan Stanley	(1,825)	(54,120)	(55,736)	(1,660)
Caterpillar, Inc.	Morgan Stanley	(5,202)	(734,874)	(775,878)	(41,291)
Graco, Inc.	Morgan Stanley	(144)	(8,574)	(8,834)	(288)
Mercury Systems, Inc.	Morgan Stanley	(379)	(29,032)	(29,357)	(361)
Navistar International Corp.	Morgan Stanley	(1,151)	(47,519)	(50,115)	(2,638)
Nordson Corp.	Morgan Stanley	(174)	(33,829)	(33,377)	415
Owens Corning	Morgan Stanley	(397)	(26,274)	(27,318)	(1,078)
Proto Labs, Inc.	Morgan Stanley	(778)	(114,547)	(100,751)	13,078
Raytheon Technologies Corp.	Morgan Stanley	(5,946)	(358,491)	(342,133)	14,290
Sensata Technologies Holding PLC (United Kingdom)	Morgan Stanley	(632)	(26,411)	(27,264)	(888)
Spirit AeroSystems Holdings, Inc., Class A	Morgan Stanley	(10,489)	(290,138)	(198,347)	91,503
Stanley Black & Decker, Inc.	Morgan Stanley	(5,212)	(593,297)	(845,386)	(258,978)
Trex Co., Inc.	Morgan Stanley	(4,578)	(329,839)	(327,785)	1,912
Xylem, Inc.	Morgan Stanley	(1,814)	(151,425)	(152,594)	(1,247)

		(54,778)	(4,338,751)	(4,552,244)	(225,297)

The accompanying notes are an integral part of the financial statements.

48

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Durables & Apparel
Canada Goose Holdings, Inc. (Canada)	Morgan Stanley	(313)	$(8,847)	$(10,069)	$(1,250)
Columbia Sportswear Co.	Morgan Stanley	(1,137)	(99,582)	(98,896)	398
Hasbro, Inc.	Morgan Stanley	(5,973)	(430,629)	(494,087)	(70,336)
Leggett & Platt, Inc.	Morgan Stanley	(2,830)	(119,760)	(116,511)	2,285
Levi Strauss & Co., Class A	Morgan Stanley	(8,828)	(110,989)	(118,295)	(7,371)
Mattel, Inc.	Morgan Stanley	(2,370)	(26,957)	(27,729)	(806)
Newell Brands, Inc.	Morgan Stanley	(4,486)	(77,452)	(76,980)	346
Ralph Lauren Corp.	Morgan Stanley	(7,562)	(536,224)	(513,989)	22,016
Skechers U.S.A., Inc., Class A	Morgan Stanley	(3,864)	(127,907)	(116,770)	11,071
Tapestry, Inc.	Morgan Stanley	(21,392)	(337,381)	(334,357)	2,879
Under Armour, Inc., Class C	Morgan Stanley	(55,705)	(503,543)	(548,137)	(44,798)
VF Corp.	Morgan Stanley	(8,812)	(573,388)	(619,043)	(48,647)

		(123,272)	(2,952,659)	(3,074,863)	(134,213)

Consumer Services
Aramark	Morgan Stanley	(3,870)	(105,807)	(102,362)	3,340
Bright Horizons Family Solutions, Inc.	Morgan Stanley	(83)	(11,649)	(12,619)	(1,000)
Carnival Corp. (Panama)	Morgan Stanley	(50,047)	(772,782)	(759,713)	12,769
Chipotle Mexican Grill, Inc.	Morgan Stanley	(598)	(762,284)	(743,739)	18,250
Choice Hotels International, Inc.	Morgan Stanley	(1,397)	(133,642)	(120,086)	13,508
Churchill Downs, Inc.	Morgan Stanley	(110)	(17,353)	(18,020)	(773)
Cracker Barrel Old Country Store, Inc.	Morgan Stanley	(789)	(95,288)	(90,467)	4,762
Darden Restaurants, Inc.	Morgan Stanley	(6,114)	(454,864)	(615,924)	(161,247)
Domino’s Pizza, Inc.	Morgan Stanley	(1,274)	(525,938)	(541,807)	(16,081)
Dunkin’ Brands Group, Inc.	Morgan Stanley	(2,278)	(174,381)	(186,591)	(12,362)
Hilton Worldwide Holdings, Inc.	Morgan Stanley	(1,312)	(114,998)	(111,940)	2,682
Hyatt Hotels Corp., Class A	Morgan Stanley	(1,515)	(86,093)	(80,856)	5,188
Las Vegas Sands Corp.	Morgan Stanley	(6,347)	(283,097)	(296,151)	(13,235)
McDonald’s Corp.	Morgan Stanley	(5,292)	(1,090,355)	(1,161,541)	(76,591)
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	(43,038)	(827,798)	(736,380)	91,098
Planet Fitness, Inc., Class A	Morgan Stanley	(7,700)	(442,149)	(474,474)	(32,507)
Restaurant Brands International, Inc. (Canada)	Morgan Stanley	(4,868)	(270,217)	(279,959)	(11,254)
Scientific Games Corp.	Morgan Stanley	(109)	(3,501)	(3,805)	(331)
Starbucks Corp.	Morgan Stanley	(9,163)	(714,748)	(787,285)	(75,605)
Texas Roadhouse, Inc.	Morgan Stanley	(8,887)	(438,920)	(540,241)	(101,888)
Vail Resorts, Inc.	Morgan Stanley	(48)	(10,477)	(10,271)	177
Wendy’s Co. (The)	Morgan Stanley	(3,628)	(78,586)	(80,886)	(2,353)
Wyndham Hotels & Resorts, Inc.	Morgan Stanley	(4,023)	(206,135)	(203,162)	2,588
Wynn Resorts Ltd.	Morgan Stanley	(4,086)	(321,511)	(293,416)	27,905

		(166,576)	(7,942,573)	(8,251,695)	(322,960)

Energy
Cabot Oil & Gas Corp.	Morgan Stanley	(43,795)	(853,740)	(760,281)	88,707
Continental Resources, Inc.	Morgan Stanley	(8,873)	(151,610)	(108,960)	42,571
Diamondback Energy, Inc.	Morgan Stanley	(8,361)	(300,943)	(251,833)	47,492
Exxon Mobil Corp.	Morgan Stanley	(8,873)	(392,981)	(304,610)	85,310

The accompanying notes are an integral part of the financial statements.

49

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Hess Corp.	Morgan Stanley	(12,952)	$(763,847)	$(530,125)	$224,247
HollyFrontier Corp.	Morgan Stanley	(4,611)	(120,145)	(90,883)	29,886
Imperial Oil Ltd. (Canada)	Morgan Stanley	(373)	(6,275)	(4,461)	2,431
Marathon Petroleum Corp.	Morgan Stanley	(19,062)	(664,106)	(559,279)	100,727
Occidental Petroleum Corp.	Morgan Stanley	(3,200)	(125,735)	(32,032)	80,097
Ovintiv, Inc.	Morgan Stanley	(6,999)	(80,241)	(57,112)	22,419
Parsley Energy, Inc., Class A	Morgan Stanley	(54,485)	(525,264)	(509,980)	10,786
Pembina Pipeline Corp. (Canada)	Morgan Stanley	(5,669)	(148,647)	(120,353)	23,407
Phillips 66	Morgan Stanley	(9,709)	(596,951)	(503,315)	89,295
Valero Energy Corp.	Morgan Stanley	(2,548)	(140,790)	(110,379)	31,055
WPX Energy, Inc.	Morgan Stanley	(23,468)	(184,006)	(114,993)	68,922

		(212,978)	(5,055,281)	(4,058,596)	947,352

Food & Staples Retailing
Grocery Outlet Holding Corp.	Morgan Stanley	(5,631)	(233,029)	(221,411)	11,510

Food, Beverage & Tobacco
Campbell Soup Co.	Morgan Stanley	(938)	(43,224)	(45,371)	(2,187)
Lamb Weston Holdings, Inc.	Morgan Stanley	(2,119)	(140,520)	(140,426)	19
Pilgrim’s Pride Corp.	Morgan Stanley	(11,609)	(221,635)	(173,729)	47,802
Sanderson Farms, Inc.	Morgan Stanley	(1,023)	(126,267)	(120,683)	5,184

		(15,689)	(531,646)	(480,209)	50,818

Health Care Equipment & Services
Alcon, Inc. (Switzerland)	Morgan Stanley	(242)	(13,776)	(13,782)	(35)
Align Technology, Inc.	Morgan Stanley	(2,614)	(766,318)	(855,719)	(89,698)
AmerisourceBergen Corp.	Morgan Stanley	(128)	(12,109)	(12,406)	(326)
Cooper Cos., Inc. (The)	Morgan Stanley	(2,234)	(671,260)	(753,126)	(82,181)
Envista Holdings Corp.	Morgan Stanley	(1,164)	(29,662)	(28,728)	899
Haemonetics Corp.	Morgan Stanley	(920)	(83,143)	(80,270)	2,819
Henry Schein, Inc.	Morgan Stanley	(2,667)	(179,520)	(156,766)	28,214
Inovalon Holdings, Inc., Class A	Morgan Stanley	(383)	(8,697)	(10,130)	(1,461)
Laboratory Corp. of America Holdings	Morgan Stanley	(747)	(135,148)	(140,638)	(5,563)
Penumbra, Inc.	Morgan Stanley	(1,975)	(344,870)	(383,901)	(39,178)
SmileDirectClub, Inc.	Morgan Stanley	(22,629)	(240,239)	(264,307)	(24,178)
STERIS PLC (Ireland)	Morgan Stanley	(828)	(140,434)	(145,885)	(5,526)
Stryker Corp.	Morgan Stanley	(263)	(52,570)	(54,801)	(2,426)
Wright Medical Group NV (Netherlands)	Morgan Stanley	(8,757)	(265,574)	(267,439)	(1,984)
Zimmer Biomet Holdings, Inc.	Morgan Stanley	(4,253)	(585,261)	(579,003)	4,877

		(49,804)	(3,528,581)	(3,746,901)	(215,747)

Household & Personal Products
Coty, Inc., Class A	Morgan Stanley	(4,101)	(15,682)	(11,073)	2,124
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	(3,834)	(815,347)	(836,771)	(22,479)
Reynolds Consumer Products, Inc.	Morgan Stanley	(17)	(537)	(521)	(11)

		(7,952)	(831,566)	(848,365)	(20,366)

Materials
Alamos Gold, Inc., Class A (Canada)	Morgan Stanley	(32,430)	(300,355)	(285,708)	13,929

The accompanying notes are an integral part of the financial statements.

50

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
Avery Dennison Corp.	Morgan Stanley	(918)	$(113,316)	$(117,357)	$(4,106)
Ball Corp.	Morgan Stanley	(5,982)	(469,229)	(497,224)	(28,683)
Barrick Gold Corp. (Canada)	Morgan Stanley	(3,302)	(91,975)	(92,819)	(901)
Eagle Materials, Inc.	Morgan Stanley	(1,453)	(101,081)	(125,423)	(24,403)
Eastman Chemical Co.	Morgan Stanley	(1,180)	(94,886)	(92,182)	2,018
Equinox Gold Corp. (Canada)	Morgan Stanley	(1,860)	(22,472)	(21,781)	659
Graphic Packaging Holding Co.	Morgan Stanley	(9,012)	(128,797)	(126,979)	1,134
International Paper Co.	Morgan Stanley	(3,865)	(155,057)	(156,687)	(1,710)
Kirkland Lake Gold Ltd. (Canada)	Morgan Stanley	(3,805)	(162,608)	(185,418)	(24,248)
Martin Marietta Materials, Inc.	Morgan Stanley	(4)	(882)	(941)	(85)
NewMarket Corp.	Morgan Stanley	(32)	(12,174)	(10,954)	2,008
Packaging Corp. of America	Morgan Stanley	(900)	(96,643)	(98,145)	(1,789)
Quaker Chemical Corp.	Morgan Stanley	(164)	(30,141)	(29,472)	633
Teck Resources Ltd., Class B (Canada)	Morgan Stanley	(1,499)	(21,086)	(20,866)	(51)

		(66,406)	(1,800,702)	(1,861,956)	(65,595)

Media & Entertainment
Comcast Corp., Class A	Morgan Stanley	(13,997)	(629,760)	(647,501)	(17,990)
Live Nation Entertainment, Inc.	Morgan Stanley	(11,968)	(521,216)	(644,836)	(123,830)
TripAdvisor, Inc.	Morgan Stanley	(17,962)	(399,601)	(351,876)	47,558
ViacomCBS, Inc., Class B	Morgan Stanley	(2,845)	(82,562)	(79,688)	2,799

		(46,772)	(1,633,139)	(1,723,901)	(91,463)

Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	Morgan Stanley	(5,723)	(548,508)	(501,278)	53,418
Acceleron Pharma, Inc.	Morgan Stanley	(1,733)	(163,071)	(195,014)	(32,026)
Adaptive Biotechnologies Corp.	Morgan Stanley	(2,702)	(107,713)	(131,398)	(23,749)
Agios Pharmaceuticals, Inc.	Morgan Stanley	(338)	(15,078)	(11,830)	3,217
Alkermes PLC (Ireland)	Morgan Stanley	(5,409)	(90,704)	(89,627)	1,019
Allogene Therapeutics, Inc.	Morgan Stanley	(728)	(25,665)	(27,453)	(1,822)
Amicus Therapeutics, Inc.	Morgan Stanley	(885)	(11,988)	(12,496)	(537)
Apellis Pharmaceuticals, Inc.	Morgan Stanley	(993)	(31,901)	(29,959)	1,906
Arrowhead Pharmaceuticals, Inc.	Morgan Stanley	(12,182)	(419,351)	(524,557)	(105,380)
Bausch Health Cos, Inc. (Canada)	Morgan Stanley	(20,602)	(342,633)	(320,155)	22,331
Biohaven Pharmaceutical Holding Co. Ltd. (British Virgin Islands)	Morgan Stanley	(375)	(22,951)	(24,379)	(1,461)
BioMarin Pharmaceutical, Inc.	Morgan Stanley	(221)	(16,566)	(16,814)	(279)
Blueprint Medicines Corp.	Morgan Stanley	(319)	(24,242)	(29,571)	(8,008)
Bridgebio Pharma, Inc.	Morgan Stanley	(3,849)	(120,571)	(144,414)	(24,473)
Deciphera Pharmaceuticals, Inc.	Morgan Stanley	(32)	(1,698)	(1,642)	31
Exact Sciences Corp.	Morgan Stanley	(3,945)	(310,996)	(402,193)	(91,332)
Exelixis, Inc.	Morgan Stanley	(5,159)	(131,863)	(126,138)	5,654
FibroGen, Inc.	Morgan Stanley	(2,240)	(87,206)	(92,109)	(6,554)
Global Blood Therapeutics, Inc.	Morgan Stanley	(264)	(14,054)	(14,557)	(533)
Ionis Pharmaceuticals, Inc.	Morgan Stanley	(4,076)	(239,253)	(193,406)	58,397
Iovance Biotherapeutics, Inc.	Morgan Stanley	(4,332)	(128,378)	(142,609)	(14,302)
Karuna Therapeutics, Inc.	Morgan Stanley	(46)	(4,263)	(3,557)	680
NeoGenomics, Inc.	Morgan Stanley	(2,407)	(70,183)	(88,794)	(18,661)

The accompanying notes are an integral part of the financial statements.

51

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
PRA Health Sciences, Inc.	Morgan Stanley	(78)	$(8,291)	$(7,912)	$945
PTC Therapeutics, Inc.	Morgan Stanley	(6,538)	(314,420)	(305,652)	8,632
Reata Pharmaceuticals, Inc., Class A	Morgan Stanley	(2,728)	(362,278)	(265,762)	96,363
Seattle Genetics, Inc.	Morgan Stanley	(2,600)	(407,768)	(508,794)	(101,195)

		(90,504)	(4,021,593)	(4,212,070)	(177,719)

Retailing
Burlington Stores, Inc.	Morgan Stanley	(4,220)	(880,065)	(869,700)	10,028
CarMax, Inc.	Morgan Stanley	(616)	(58,801)	(56,617)	2,138
Expedia Group, Inc.	Morgan Stanley	(12,452)	(1,016,419)	(1,141,724)	(125,691)
Floor & Decor Holdings, Inc., Class A	Morgan Stanley	(3,082)	(214,451)	(230,534)	(16,184)
Grubhub, Inc.	Morgan Stanley	(237)	(16,628)	(17,142)	(545)
National Vision Holdings, Inc.	Morgan Stanley	(1,695)	(64,014)	(64,817)	(851)
Nordstrom, Inc.	Morgan Stanley	(14,623)	(265,921)	(174,306)	91,495
Stitch Fix, Inc., Class A	Morgan Stanley	(337)	(9,987)	(9,143)	4,138

		(37,262)	(2,526,286)	(2,563,983)	(35,472)

Semiconductors & Semiconductor Equipment
Cirrus Logic, Inc.	Morgan Stanley	(121)	(7,571)	(8,161)	(618)
Cree, Inc.	Morgan Stanley	(4,032)	(246,268)	(257,000)	(10,845)
Lattice Semiconductor Corp.	Morgan Stanley	(1,843)	(56,782)	(53,373)	3,364
Universal Display Corp.	Morgan Stanley	(1,667)	(303,840)	(301,294)	2,201

		(7,663)	(614,461)	(619,828)	(5,898)

Software & Services
Akamai Technologies, Inc.	Morgan Stanley	(518)	(57,323)	(57,260)	18
Altair Engineering, Inc., Class A	Morgan Stanley	(23)	(963)	(965)	(28)
Alteryx, Inc., Class A	Morgan Stanley	(5,261)	(594,033)	(597,386)	(3,590)
Ceridian HCM Holding, Inc.	Morgan Stanley	(5,266)	(402,820)	(435,235)	(32,583)
Coupa Software, Inc.	Morgan Stanley	(489)	(123,521)	(134,103)	(10,652)
Digital Turbine, Inc.	Morgan Stanley	(426)	(13,510)	(13,947)	(467)
Everbridge, Inc.	Morgan Stanley	(2,011)	(254,641)	(252,843)	1,682
Fastly, Inc., Class A	Morgan Stanley	(3,291)	(281,442)	(308,301)	(26,984)
Global Payments, Inc.	Morgan Stanley	(1,049)	(183,930)	(186,281)	(2,442)
Leidos Holdings, Inc.	Morgan Stanley	(1,581)	(142,039)	(140,946)	1,017
MAXIMUS, Inc.	Morgan Stanley	(149)	(11,681)	(10,193)	2,861
Medallia, Inc.	Morgan Stanley	(5,627)	(158,768)	(154,292)	4,394
New Relic, Inc.	Morgan Stanley	(4,610)	(257,070)	(259,820)	(2,865)
Nuance Communications, Inc.	Morgan Stanley	(1,813)	(57,825)	(60,173)	(2,394)
Paychex, Inc.	Morgan Stanley	(192)	(14,529)	(15,316)	(816)
Paycom Software, Inc.	Morgan Stanley	(3)	(901)	(934)	(59)
Slack Technologies, Inc., Class A	Morgan Stanley	(23,132)	(659,195)	(621,326)	37,610
Smartsheet, Inc., Class A	Morgan Stanley	(1,031)	(51,894)	(50,952)	859
Splunk, Inc.	Morgan Stanley	(555)	(98,104)	(104,412)	(6,368)
Switch, Inc., Class A	Morgan Stanley	(8,707)	(131,734)	(135,916)	(4,801)
Zscaler, Inc.	Morgan Stanley	(610)	(81,060)	(85,821)	(4,814)

		(66,344)	(3,576,983)	(3,626,422)	(50,422)

The accompanying notes are an integral part of the financial statements.

52

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2020

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Technology Hardware & Equipment
Dell Technologies, Inc., Class A	Morgan Stanley	(338)	$(22,089)	$(22,879)	$(823)
Hewlett Packard Enterprise Co.	Morgan Stanley	(11,449)	(107,706)	(107,277)	(64)
II-VI, Inc.	Morgan Stanley	(2,905)	(111,193)	(117,827)	(6,698)
Keysight Technologies, Inc.	Morgan Stanley	(2,901)	(282,238)	(286,561)	(4,448)
Pure Storage, Inc., Class A	Morgan Stanley	(4,987)	(72,797)	(76,750)	(4,004)
Seagate Technology PLC (Ireland)	Morgan Stanley	(240)	(11,453)	(11,825)	(526)
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	(3,278)	(304,795)	(320,392)	(16,807)
Xerox Holdings Corp.	Morgan Stanley	(569)	(10,675)	(10,680)	(176)

		(26,667)	(922,946)	(954,191)	(33,546)

Telecommunication Services
T-Mobile US, Inc.	Morgan Stanley	(6,429)	(744,618)	(735,220)	9,108

Transportation
Alaska Air Group, Inc.	Morgan Stanley	(15,966)	(531,870)	(584,835)	(53,179)
American Airlines Group, Inc.	Morgan Stanley	(58,463)	(901,624)	(718,510)	182,769
Canadian National Railway Co. (Canada)	Morgan Stanley	(14)	(1,477)	(1,490)	(274)
Canadian Pacific Railway Ltd. (Canada)	Morgan Stanley	(80)	(23,917)	(24,354)	(471)
CSX Corp.	Morgan Stanley	(711)	(54,776)	(55,223)	(492)
Delta Air Lines, Inc.	Morgan Stanley	(13,221)	(367,852)	(404,298)	(42,000)
JetBlue Airways Corp.	Morgan Stanley	(63,640)	(682,835)	(721,041)	(38,474)
Lyft, Inc., Class A	Morgan Stanley	(6,384)	(183,860)	(175,879)	7,891
Norfolk Southern Corp.	Morgan Stanley	(426)	(88,513)	(91,160)	(3,335)
Southwest Airlines Co.	Morgan Stanley	(28,706)	(932,512)	(1,076,475)	(144,320)
Union Pacific Corp.	Morgan Stanley	(475)	(92,365)	(93,513)	(1,206)
United Airlines Holdings, Inc.	Morgan Stanley	(34,733)	(1,106,892)	(1,206,972)	(100,498)
XPO Logistics, Inc.	Morgan Stanley	(225)	(20,339)	(19,049)	(18)

		(223,044)	(4,988,832)	(5,172,799)	(193,607)

Utilities
ALLETE, Inc.	Morgan Stanley	(4,044)	(243,727)	(209,236)	30,667
Alliant Energy Corp.	Morgan Stanley	(56)	(2,783)	(2,892)	(135)
Ameren Corp.	Morgan Stanley	(727)	(56,234)	(57,491)	(1,326)
American Water Works Co., Inc.	Morgan Stanley	(6,357)	(785,063)	(921,002)	(139,584)
Atmos Energy Corp.	Morgan Stanley	(1,493)	(151,985)	(142,716)	8,378
Black Hills Corp.	Morgan Stanley	(879)	(51,763)	(47,018)	4,288
California Water Service Group	Morgan Stanley	(281)	(13,526)	(12,209)	1,168
CMS Energy Corp.	Morgan Stanley	(6,066)	(368,959)	(372,513)	(3,710)
Consolidated Edison, Inc.	Morgan Stanley	(9,449)	(694,637)	(735,132)	(42,096)
DTE Energy Co.	Morgan Stanley	(7,870)	(869,285)	(905,365)	(58,185)
Edison International	Morgan Stanley	(7,110)	(467,642)	(361,472)	90,229
Essential Utilities, Inc.	Morgan Stanley	(11,078)	(469,269)	(445,890)	20,792
Eversource Energy	Morgan Stanley	(1,687)	(140,665)	(140,949)	(1,011)
FirstEnergy Corp.	Morgan Stanley	(2,335)	(67,194)	(67,038)	(534)
New Jersey Resources Corp.	Morgan Stanley	(3,041)	(103,416)	(82,168)	19,348
NextEra Energy, Inc.	Morgan Stanley	(1,520)	(425,518)	(421,891)	1,323
Ormat Technologies, Inc.	Morgan Stanley	(810)	(49,243)	(47,879)	1,306

The accompanying notes are an integral part of the financial statements.

53

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Concluded)

September 30, 2020

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Utilities — (continued)
Public Service Enterprise Group, Inc.	Morgan Stanley	(6,171)	$(335,365)	$(338,850)	$(5,989)
Southern Co. (The)	Morgan Stanley	(15,443)	(822,824)	(837,319)	(17,029)
Spire, Inc.	Morgan Stanley	(590)	(35,614)	(31,388)	3,821

		(87,007)	(6,154,712)	(6,180,418)	(88,279)

Total Reference Entity — Short			$(53,922,587)	$(54,468,622)	$(701,222)

*	Includes $(155,187) related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

54

GOTHAM MASTER NEUTRAL FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
LONG POSITIONS — 98.8%
COMMON STOCKS — 29.8%
Automobiles & Components — 0.9%
Aptiv PLC (Jersey)†	67	$6,143
Fox Factory Holding Corp.*	4	297
Harley-Davidson, Inc.	4	98
Magna International, Inc. (Canada)†	94	4,300
Tesla, Inc.†*	19	8,151
Thor Industries, Inc.†	19	1,810

		20,799

Capital Goods — 3.7%
Acuity Brands, Inc.†	6	614
Advanced Drainage Systems, Inc.†	40	2,498
AECOM†*	133	5,565
AerCap Holdings NV (Netherlands)†*	3	76
AMETEK, Inc.	1	99
BWX Technologies, Inc.†	13	732
CAE, Inc. (Canada)†	18	263
Colfax Corp.†*	255	7,997
Curtiss-Wright Corp.	2	187
EMCOR Group, Inc.†	32	2,167
EnerSys†	10	671
Fortune Brands Home & Security, Inc.†	106	9,171
Franklin Electric Co., Inc.†	50	2,941
HD Supply Holdings, Inc.*	11	454
Howmet Aerospace, Inc.†	212	3,545
Hubbell, Inc.†	1	137
ITT, Inc.†	11	650
John Bean Technologies Corp.†	10	919
Masco Corp.	3	165
Middleby Corp. (The)†*	45	4,037
nVent Electric PLC (Ireland)†	19	336
Owens Corning†	103	7,087
Pentair PLC (Ireland)†	13	595
Quanta Services, Inc.†	51	2,696
RBC Bearings, Inc.†*	9	1,091
Roper Technologies, Inc.	3	1,185
Simpson Manufacturing Co., Inc.†	31	3,012
SiteOne Landscape Supply, Inc.†*	8	976
Timken Co. (The)†	10	542
Toro Co. (The)	23	1,931
Trex Co., Inc.†*	120	8,592
UFP Industries, Inc.†	32	1,808
United Rentals, Inc.†*	4	698
Univar Solutions, Inc.†*	142	2,397

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Valmont Industries, Inc.†	7	$869
Watsco, Inc.†	14	3,260
Woodward, Inc.†	22	1,763

		81,726

Commercial & Professional Services — 1.4%
ASGN, Inc.†*	23	1,462
Clarivate PLC (Jersey)†*	129	3,998
Copart, Inc.*	7	736
CoreLogic, Inc.†	133	9,000
Equifax, Inc.	2	314
Exponent, Inc.	4	288
FTI Consulting, Inc.†*	12	1,272
ManpowerGroup, Inc.†	47	3,447
Robert Half International, Inc.†	27	1,429
Rollins, Inc.†	14	759
Stantec, Inc. (Canada)†	29	880
Tetra Tech, Inc.†	17	1,624
Thomson Reuters Corp. (Canada)	3	239
TransUnion†	11	925
TriNet Group, Inc.†*	89	5,279

		31,652

Consumer Durables & Apparel — 2.5%
Brunswick Corp.†	136	8,012
Carter’s, Inc.†	11	952
Deckers Outdoor Corp.†*	40	8,800
DR Horton, Inc.†	120	9,076
Garmin Ltd. (Switzerland)	2	190
Gildan Activewear, Inc. (Canada)	22	433
Hanesbrands, Inc.†	393	6,190
Helen of Troy Ltd. (Bermuda)†*	18	3,483
Mohawk Industries, Inc.†*	8	781
NIKE, Inc., Class B	7	879
Polaris, Inc.†	44	4,151
PVH Corp.	6	358
Tempur Sealy International, Inc.†*	22	1,962
Whirlpool Corp.†	50	9,194
YETI Holdings, Inc.*	29	1,314

		55,775

Consumer Services — 1.2%
Darden Restaurants, Inc.†	90	9,067
frontdoor, Inc.*	1	39
Grand Canyon Education, Inc.*	5	400
MGM Resorts International†	131	2,849

The accompanying notes are an integral part of the financial statements.

55

GOTHAM MASTER NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Papa John’s International, Inc.†	6	$494
Service Corp. International	16	675
Strategic Education, Inc.†	37	3,384
Wingstop, Inc.†	19	2,596
Wyndham Hotels & Resorts, Inc.†	164	8,282

		27,786

Energy — 1.7%
Antero Midstream Corp.†	213	1,144
Apache Corp.†	556	5,265
Baker Hughes Co.	19	253
Canadian Natural Resources Ltd. (Canada)†	265	4,243
Cenovus Energy, Inc. (Canada)†	1,585	6,166
Cheniere Energy, Inc.†*	32	1,481
EOG Resources, Inc.†	60	2,156
Halliburton Co.†	545	6,567
Imperial Oil Ltd. (Canada)†	105	1,256
Kinder Morgan, Inc.†	56	690
Marathon Petroleum Corp.†	34	997
National Oilwell Varco, Inc.†	235	2,129
Schlumberger NV (Curacao)†	219	3,408
TechnipFMC PLC (United Kingdom)	24	151
Williams Cos., Inc. (The)†	63	1,238

		37,144

Food & Staples Retailing — 0.5%
BJ’s Wholesale Club Holdings, Inc.†*	60	2,493
Casey’s General Stores, Inc.	5	888
Costco Wholesale Corp.	4	1,420
Kroger Co. (The)	55	1,865
Sprouts Farmers Market, Inc.†*	43	900
US Foods Holding Corp.†*	139	3,089
Walmart, Inc.†	1	140

		10,795

Food, Beverage & Tobacco — 1.1%
Altria Group, Inc.	13	502
Boston Beer Co., Inc. (The), Class A†*	1	883
Conagra Brands, Inc.†	69	2,464
Constellation Brands, Inc., Class A†	13	2,464
Flowers Foods, Inc.†	29	706
General Mills, Inc.†	39	2,406
JM Smucker Co. (The)	26	3,004
Keurig Dr Pepper, Inc.	5	138

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Kraft Heinz Co. (The)†	52	$1,557
McCormick & Co., Inc., non-voting shares†	7	1,359
Molson Coors Beverage Co., Class B†	47	1,577
National Beverage Corp.*	4	272
TreeHouse Foods, Inc.†*	113	4,580
Tyson Foods, Inc., Class A†	51	3,033

		24,945

Health Care Equipment & Services — 1.1%
AMN Healthcare Services, Inc.†*	3	175
Anthem, Inc.†	13	3,492
Cigna Corp.†	7	1,186
CVS Health Corp.†	10	584
DexCom, Inc.†*	7	2,886
Ensign Group, Inc. (The)†	38	2,168
Globus Medical, Inc., Class A*	3	149
HCA Healthcare, Inc.†	27	3,366
HealthEquity, Inc.*	1	51
Humana, Inc.†	4	1,656
Livongo Health, Inc.†*	12	1,681
Molina Healthcare, Inc.†*	7	1,281
Quidel Corp.†*	9	1,974
Teladoc Health, Inc.†*	11	2,412
Universal Health Services, Inc., Class B	5	535

		23,596

Household & Personal Products — 0.3%
Clorox Co. (The)†	11	2,312
Energizer Holdings, Inc.†	49	1,918
Kimberly-Clark Corp.†	14	2,067

		6,297

Materials — 1.8%
Amcor PLC (Jersey)	33	365
CF Industries Holdings, Inc.†	43	1,321
Chemours Co. (The)†	13	272
Franco-Nevada Corp. (Canada)	1	140
Hecla Mining Co.†	442	2,245
Kinross Gold Corp. (Canada)†	69	609
Louisiana-Pacific Corp.	82	2,420
Mosaic Co. (The)†	197	3,599
Newmont Corp.†	35	2,221
Norbord, Inc. (Canada)	3	88

The accompanying notes are an integral part of the financial statements.

56

GOTHAM MASTER NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Nucor Corp.†	33	$1,480
Nutrien Ltd. (Canada)	70	2,746
Pan American Silver Corp. (Canada)†	237	7,620
Reliance Steel & Aluminum Co.†	12	1,224
Sonoco Products Co.†	26	1,328
Valvoline, Inc.†	257	4,893
Wheaton Precious Metals Corp. (Canada)	13	638
Yamana Gold, Inc. (Canada)†	1,358	7,713

		40,922

Media & Entertainment — 0.8%
Activision Blizzard, Inc.†	13	1,052
Altice USA, Inc., Class A†*	29	754
ANGI Homeservices, Inc., Class A*	7	78
DISH Network Corp., Class A†*	72	2,090
Electronic Arts, Inc.*	11	1,434
Facebook, Inc., Class A*	4	1,048
Madison Square Garden Sports Corp.*	10	1,505
Match Group, Inc.*	6	664
New York Times Co. (The), Class A†	7	299
Pinterest, Inc., Class A*	13	540
Shaw Communications, Inc., Class B (Canada)†	43	785
Sirius XM Holdings, Inc.	164	879
Take-Two Interactive Software, Inc.*	13	2,148
Zillow Group, Inc., Class C†*	43	4,368

		17,644

Pharmaceuticals, Biotechnology & Life Sciences — 1.7%
Charles River Laboratories
International, Inc.†*	41	9,284
Denali Therapeutics, Inc.†*	9	322
Elanco Animal Health, Inc.†*	45	1,257
Emergent BioSolutions, Inc.†*	36	3,720
Horizon Therapeutics PLC (Ireland)*	10	777
Incyte Corp.†*	2	179
Moderna, Inc.†*	121	8,561
Natera, Inc.†*	53	3,829
Neurocrine Biosciences, Inc.†*	10	962
Novavax, Inc.†*	52	5,634
PerkinElmer, Inc.†	11	1,381
Regeneron Pharmaceuticals, Inc.†*	3	1,679
United Therapeutics Corp.†*	9	909

		38,494

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — 4.2%
Aaron’s, Inc.†	68	$3,852
Advance Auto Parts, Inc.†	56	8,596
AutoNation, Inc.†*	56	2,964
AutoZone, Inc.*	1	1,178
Dick’s Sporting Goods, Inc.†	99	5,730
Dollar General Corp.†	11	2,306
Dollar Tree, Inc.*	11	1,005
eBay, Inc.†	40	2,084
Etsy, Inc.†*	22	2,676
Foot Locker, Inc.	104	3,435
Gap, Inc. (The)†	237	4,036
Genuine Parts Co.†	29	2,760
Home Depot, Inc. (The)†	12	3,333
Lithia Motors, Inc., Class A†	15	3,419
LKQ Corp.†*	163	4,520
Lowe’s Cos., Inc.†	25	4,146
Murphy USA, Inc.†*	17	2,181
Ollie’s Bargain Outlet Holdings, Inc.*	36	3,145
O’Reilly Automotive, Inc.†*	2	922
Pool Corp.†	10	3,345
Qurate Retail, Inc., Series A	127	912
RH†*	23	8,800
Stamps.com, Inc.†*	13	3,132
Target Corp.†	20	3,148
Tractor Supply Co.†	28	4,014
Williams-Sonoma, Inc.†	92	8,320

		93,959

Semiconductors & Semiconductor Equipment — 1.4%
Amkor Technology, Inc.†*	187	2,094
Analog Devices, Inc.†	2	234
Applied Materials, Inc.	19	1,130
Broadcom, Inc.	10	3,643
Brooks Automation, Inc.	7	324
Enphase Energy, Inc.†*	111	9,168
First Solar, Inc.†*	47	3,111
KLA Corp.†	11	2,131
MACOM Technology Solutions Holdings, Inc.†*	20	680
Marvell Technology Group Ltd. (Bermuda)	43	1,707
MKS Instruments, Inc.†	21	2,294
Monolithic Power Systems, Inc.†	2	559
Power Integrations, Inc.†	25	1,385
Semtech Corp.†*	13	688

The accompanying notes are an integral part of the financial statements.

57

GOTHAM MASTER NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Synaptics, Inc.†*	10	$804
Teradyne, Inc.	20	1,589

		31,541

Software & Services — 3.1%
ACI Worldwide, Inc.†*	56	1,463
Anaplan, Inc.*	5	313
Blackbaud, Inc.†	24	1,340
BlackBerry Ltd. (Canada)*	15	69
Broadridge Financial Solutions, Inc.	4	528
CACI International, Inc., Class A†*	3	639
Cadence Design Systems, Inc.*	11	1,173
CGI, Inc. (Canada)†*	21	1,423
Coupa Software, Inc.†*	27	7,404
Crowdstrike Holdings, Inc., Class A*	6	824
Descartes Systems Group, Inc. (The) (Canada)*	4	228
DocuSign, Inc.†*	33	7,103
DXC Technology Co.	98	1,749
Envestnet, Inc.†*	16	1,235
FireEye, Inc.†*	16	198
GoDaddy, Inc., Class A†*	37	2,811
Guidewire Software, Inc.*	7	730
Intuit, Inc.	16	5,219
KBR, Inc.	5	112
LiveRamp Holdings, Inc.†*	7	362
NortonLifeLock, Inc.	81	1,688
Nuance Communications, Inc.†*	2	66
Open Text Corp. (Canada)	1	42
PayPal Holdings, Inc.†*	17	3,350
PTC, Inc.†*	44	3,640
Sailpoint Technologies Holdings, Inc.†*	78	3,086
Square, Inc., Class A†*	55	8,940
SS&C Technologies Holdings, Inc.†	36	2,179
Synopsys, Inc.†*	10	2,140
Verint Systems, Inc.*	35	1,686
WEX, Inc.†*	24	3,335
Workday, Inc., Class A*	7	1,506
Zoom Video Communications, Inc., Class A*	3	1,410

		67,991

Technology Hardware & Equipment — 1.5%
Apple, Inc.	17	1,969
Arrow Electronics, Inc.†*	33	2,596

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Ciena Corp.*	42	$1,667
Cisco Systems, Inc.†	48	1,891
Corning, Inc.	81	2,625
Dolby Laboratories, Inc., Class A	1	66
EchoStar Corp., Class A†*	91	2,265
FLIR Systems, Inc.†	15	538
Juniper Networks, Inc.	66	1,419
Lumentum Holdings, Inc.*	45	3,381
Novanta, Inc. (Canada)†*	8	843
SYNNEX Corp.†	16	2,241
Trimble, Inc.†*	170	8,279
Ubiquiti, Inc.†	21	3,500
Viavi Solutions, Inc.†*	29	340

		33,620

Telecommunication Services — 0.1%
Iridium Communications, Inc.†*	78	1,995
Rogers Communications, Inc., Class B (Canada)†	1	40
Verizon Communications, Inc.†	19	1,130
Vonage Holdings Corp.†*	3	31

		3,196

Transportation — 0.6%
CH Robinson Worldwide, Inc.†	24	2,453
FedEx Corp.	7	1,761
JB Hunt Transport Services, Inc.†	15	1,896
Knight-Swift Transportation Holdings, Inc.	7	285
Old Dominion Freight Line, Inc.	8	1,447
Schneider National, Inc., Class B†	112	2,770
TFI International, Inc. (Canada)†	3	125
Werner Enterprises, Inc.†	47	1,974

		12,711

Utilities — 0.2%
MDU Resources Group, Inc.†	69	1,552
National Fuel Gas Co.†	15	609
NRG Energy, Inc.	1	31
OGE Energy Corp.†	6	180
PPL Corp.†	72	1,959

		4,331

TOTAL COMMON STOCKS (Cost $480,021)		664,924

The accompanying notes are an integral part of the financial statements.

58

GOTHAM MASTER NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES(a) — 60.0%
Gotham Neutral 500 Fund	75,773	$789,559
Gotham Neutral Fund*	59,886	550,352

TOTAL AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES (Cost $1,408,731)		1,339,911

	Par Value
U.S. TREASURY OBLIGATIONS — 9.0%
U.S. Treasury Note — 9.0%
United States Treasury Note 0.38%, 03/31/2022†	$200,000	200,727

TOTAL U.S. TREASURY OBLIGATIONS (Cost $200,466)		200,727

TOTAL LONG POSITIONS - 98.8%		2,205,562

(Cost $2,089,218)

	Number of Shares
SHORT POSITIONS — (29.7)%
COMMON STOCKS — (29.7)%
Automobiles & Components — (0.7)%
Fiat Chrysler Automobiles NV (Netherlands)*	(500)	(6,110)
Ford Motor Co.	(436)	(2,904)
LCI Industries	(38)	(4,039)
Lear Corp.	(20)	(2,181)

		(15,234)

Capital Goods — (2.4)%
A.O. Smith Corp.	(5)	(264)
AAON, Inc.	(2)	(120)
Allison Transmission Holdings, Inc.	(46)	(1,617)
Armstrong World Industries, Inc.	(33)	(2,271)
Axon Enterprise, Inc.*	(29)	(2,630)
Ballard Power Systems, Inc. (Canada)*	(141)	(2,129)
Boeing Co. (The)	(31)	(5,123)
Carrier Global Corp.	(39)	(1,191)
Caterpillar, Inc.	(29)	(4,325)
Cummins, Inc.	(1)	(211)
Eaton Corp. PLC (Ireland)	(3)	(306)
General Electric Co.	(5)	(31)
Graco, Inc.	(15)	(920)
Honeywell International, Inc.	(6)	(988)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Illinois Tool Works, Inc.	(7)	$(1,353)
Jacobs Engineering Group, Inc.	(16)	(1,484)
Johnson Controls International PLC (Ireland)	(52)	(2,124)
L3Harris Technologies, Inc.	(1)	(170)
Mercury Systems, Inc.*	(15)	(1,162)
Navistar International Corp.*	(29)	(1,263)
Nordson Corp.	(5)	(959)
Otis Worldwide Corp.	(4)	(250)
Plug Power, Inc.*	(18)	(241)
Proto Labs, Inc.*	(15)	(1,942)
Raytheon Technologies Corp.	(61)	(3,510)
Sensata Technologies Holding PLC (United Kingdom)*	(29)	(1,251)
Spirit AeroSystems Holdings, Inc., Class A	(267)	(5,049)
Stanley Black & Decker, Inc.	(33)	(5,353)
Sunrun, Inc.*	(15)	(1,156)
Watts Water Technologies, Inc., Class A	(6)	(601)
Xylem, Inc.	(30)	(2,524)

		(52,518)

Commercial & Professional Services — 0.0%
Dun & Bradstreet Holdings, Inc.*	(9)	(231)
IAA, Inc.*	(1)	(52)
MSA Safety, Inc.	(1)	(134)

		(417)

Consumer Durables & Apparel — (1.7)%
Canada Goose Holdings, Inc. (Canada)*	(20)	(643)
Columbia Sportswear Co.	(39)	(3,392)
Hasbro, Inc.	(46)	(3,805)
Leggett & Platt, Inc.	(67)	(2,758)
Levi Strauss & Co., Class A	(189)	(2,533)
Mattel, Inc.*	(98)	(1,147)
Newell Brands, Inc.	(129)	(2,214)
Ralph Lauren Corp.	(58)	(3,942)
Skechers U.S.A., Inc., Class A*	(84)	(2,538)
Tapestry, Inc.	(252)	(3,939)
Under Armour, Inc., Class C*	(726)	(7,144)
VF Corp.	(59)	(4,145)

		(38,200)

Consumer Services — (2.9)%
Aramark	(98)	(2,592)

The accompanying notes are an integral part of the financial statements.

59

GOTHAM MASTER NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Bright Horizons Family Solutions, Inc.*	(7)	$(1,064)
Caesars Entertainment, Inc.*	(29)	(1,626)
Carnival Corp. (Panama)	(305)	(4,630)
Chipotle Mexican Grill, Inc.*	(2)	(2,487)
Choice Hotels International, Inc.	(23)	(1,977)
Churchill Downs, Inc.	(10)	(1,638)
Cracker Barrel Old Country Store, Inc.	(18)	(2,064)
Domino’s Pizza, Inc.	(9)	(3,828)
Dunkin’ Brands Group, Inc.	(39)	(3,195)
Hilton Worldwide Holdings, Inc.	(26)	(2,218)
Hyatt Hotels Corp., Class A	(37)	(1,975)
Las Vegas Sands Corp.	(32)	(1,493)
McDonald’s Corp.	(21)	(4,609)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(220)	(3,764)
Planet Fitness, Inc., Class A*	(68)	(4,190)
Restaurant Brands International, Inc. (Canada)	(61)	(3,508)
Royal Caribbean Cruises Ltd. (Liberia)	(38)	(2,460)
Scientific Games Corp.*	(13)	(454)
Starbucks Corp.	(56)	(4,812)
Texas Roadhouse, Inc.	(86)	(5,228)
Vail Resorts, Inc.	(4)	(856)
Wendy’s Co. (The)	(113)	(2,519)
Wynn Resorts Ltd.	(20)	(1,436)
Yum! Brands, Inc.	(14)	(1,278)

		(65,901)

Energy — (2.1)%
Cabot Oil & Gas Corp.	(231)	(4,010)
Cameco Corp. (Canada)	(94)	(949)
ConocoPhillips	(10)	(328)
Continental Resources, Inc.	(193)	(2,370)
Diamondback Energy, Inc.	(103)	(3,102)
Exxon Mobil Corp.	(96)	(3,296)
Hess Corp.	(88)	(3,602)
HollyFrontier Corp.	(126)	(2,484)
Marathon Oil Corp.	(238)	(973)
Noble Energy, Inc.	(107)	(915)
Occidental Petroleum Corp.	(198)	(1,982)
ONEOK, Inc.	(12)	(312)
Ovintiv, Inc.	(250)	(2,040)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Parsley Energy, Inc., Class A	(465)	$(4,352)
Pembina Pipeline Corp. (Canada)	(207)	(4,395)
Phillips 66	(69)	(3,577)
Pioneer Natural Resources Co.	(23)	(1,978)
Suncor Energy, Inc. (Canada)	(94)	(1,150)
TC Energy Corp. (Canada)	(7)	(294)
Valero Energy Corp.	(56)	(2,426)
WPX Energy, Inc.*	(676)	(3,312)

		(47,847)

Food & Staples Retailing — (0.1)%
Grocery Outlet Holding Corp.*	(71)	(2,792)

Food, Beverage & Tobacco — (0.7)%
Beyond Meat, Inc.*	(9)	(1,495)
Campbell Soup Co.	(32)	(1,548)
Coca-Cola Co. (The)	(1)	(49)
Hain Celestial Group, Inc. (The)*	(4)	(137)
Lamb Weston Holdings, Inc.	(36)	(2,386)
PepsiCo, Inc.	(1)	(139)
Pilgrim’s Pride Corp.*	(321)	(4,804)
Sanderson Farms, Inc.	(40)	(4,719)

		(15,277)

Health Care Equipment & Services — (2.2)%
Abbott Laboratories	(3)	(326)
Alcon, Inc. (Switzerland)*	(23)	(1,310)
Align Technology, Inc.*	(13)	(4,256)
AmerisourceBergen Corp.	(5)	(485)
Cooper Cos., Inc. (The)	(21)	(7,080)
Envista Holdings Corp.*	(60)	(1,481)
Glaukos Corp.*	(16)	(792)
Guardant Health, Inc.*	(6)	(671)
Haemonetics Corp.*	(23)	(2,007)
Henry Schein, Inc.*	(37)	(2,175)
Inovalon Holdings, Inc., Class A*	(101)	(2,671)
Integra LifeSciences Holdings Corp.*	(2)	(94)
Laboratory Corp. of America Holdings*	(12)	(2,259)
LivaNova PLC (United Kingdom)*	(2)	(90)
Masimo Corp.*	(3)	(708)
Medtronic PLC (Ireland)	(5)	(520)
Penumbra, Inc.*	(36)	(6,998)
SmileDirectClub, Inc.*	(349)	(4,076)
STERIS PLC (Ireland)	(13)	(2,290)
Stryker Corp.	(9)	(1,875)

The accompanying notes are an integral part of the financial statements.

60

GOTHAM MASTER NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Wright Medical Group NV (Netherlands)*	(106)	$(3,237)
Zimmer Biomet Holdings, Inc.	(27)	(3,676)

		(49,077)

Household & Personal Products — (0.3)%
Coty, Inc., Class A	(113)	(305)
Estee Lauder Cos., Inc. (The), Class A	(20)	(4,365)
Reynolds Consumer Products, Inc.	(9)	(276)
WD-40 Co.	(11)	(2,082)

		(7,028)

Materials — (1.9)%
Air Products and Chemicals, Inc.	(6)	(1,787)
Alamos Gold, Inc., Class A (Canada)	(525)	(4,625)
Albemarle Corp.	(2)	(179)
Avery Dennison Corp.	(17)	(2,173)
Axalta Coating Systems Ltd. (Bermuda)*	(38)	(843)
Ball Corp.	(42)	(3,491)
Barrick Gold Corp. (Canada)	(44)	(1,237)
Celanese Corp.	(3)	(322)
Corteva, Inc.	(27)	(778)
Crown Holdings, Inc.*	(1)	(77)
DuPont de Nemours, Inc.	(26)	(1,443)
Eagle Materials, Inc.	(60)	(5,179)
Eastman Chemical Co.	(27)	(2,109)
Equinox Gold Corp. (Canada)*	(52)	(609)
Graphic Packaging Holding Co.	(183)	(2,579)
International Paper Co.	(63)	(2,554)
Kirkland Lake Gold Ltd. (Canada)	(18)	(877)
LyondellBasell Industries NV, Class A (Netherlands)	(25)	(1,762)
Martin Marietta Materials, Inc.	(3)	(706)
Methanex Corp. (Canada)	(81)	(1,976)
NewMarket Corp.	(4)	(1,369)
Packaging Corp. of America	(19)	(2,072)
Quaker Chemical Corp.	(6)	(1,078)
Steel Dynamics, Inc.	(31)	(888)
Teck Resources Ltd., Class B (Canada)	(97)	(1,350)

		(42,063)

Media & Entertainment — (0.6)%
Comcast Corp., Class A	(81)	(3,747)
Live Nation Entertainment, Inc.*	(63)	(3,394)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
TripAdvisor, Inc.	(179)	$(3,507)
ViacomCBS, Inc., Class B	(73)	(2,045)
Warner Music Group Corp., Class A	(2)	(57)

		(12,750)

Pharmaceuticals, Biotechnology & Life Sciences — (3.9)%
AbbVie, Inc.	(37)	(3,241)
ACADIA Pharmaceuticals, Inc.*	(16)	(660)
Acceleron Pharma, Inc.*	(28)	(3,151)
Adaptive Biotechnologies Corp.*	(62)	(3,015)
Agilent Technologies, Inc.	(1)	(101)
Agios Pharmaceuticals, Inc.*	(19)	(665)
Alkermes PLC (Ireland)*	(278)	(4,606)
Allogene Therapeutics, Inc.*	(44)	(1,659)
Alnylam Pharmaceuticals, Inc.*	(8)	(1,165)
Amicus Therapeutics, Inc.*	(144)	(2,033)
Apellis Pharmaceuticals, Inc.*	(192)	(5,793)
Arrowhead Pharmaceuticals, Inc.*	(124)	(5,339)
Bausch Health Cos, Inc. (Canada)*	(243)	(3,776)
Biohaven Pharmaceutical Holding Co. Ltd. (British Virgin Islands)*	(21)	(1,365)
BioMarin Pharmaceutical, Inc.*	(16)	(1,217)
Bio-Rad Laboratories, Inc., Class A*	(2)	(1,031)
Bio-Techne Corp.	(2)	(495)
Bluebird Bio, Inc.*	(3)	(162)
Blueprint Medicines Corp.*	(25)	(2,318)
Bridgebio Pharma, Inc.*	(126)	(4,728)
Bristol Myers Squibb Co.	(13)	(784)
Deciphera Pharmaceuticals, Inc.*	(18)	(923)
Exact Sciences Corp.*	(42)	(4,282)
Exelixis, Inc.*	(92)	(2,249)
FibroGen, Inc.*	(75)	(3,084)
Global Blood Therapeutics, Inc.*	(18)	(993)
Ionis Pharmaceuticals, Inc.*	(32)	(1,518)
Iovance Biotherapeutics, Inc.*	(140)	(4,609)
Karuna Therapeutics, Inc.*	(6)	(464)
NeoGenomics, Inc.*	(97)	(3,578)
OPKO Health, Inc.*	(107)	(395)
PRA Health Sciences, Inc.*	(16)	(1,623)
PTC Therapeutics, Inc.*	(143)	(6,685)
Reata Pharmaceuticals, Inc., Class A*	(46)	(4,481)
Seattle Genetics, Inc.*	(21)	(4,109)
TG Therapeutics, Inc.*	(1)	(27)

The accompanying notes are an integral part of the financial statements.

61

GOTHAM MASTER NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Zoetis, Inc.	(2)	$(331)

		(86,655)

Retailing — (1.0)%
Burlington Stores, Inc.*	(20)	(4,122)
CarMax, Inc.*	(21)	(1,930)
Expedia Group, Inc.	(51)	(4,676)
Floor & Decor Holdings, Inc., Class A*	(42)	(3,142)
Grubhub, Inc.*	(20)	(1,447)
National Vision Holdings, Inc.*	(54)	(2,065)
Nordstrom, Inc.	(328)	(3,910)
Penske Automotive Group, Inc.	(13)	(620)
Stitch Fix, Inc., Class A*	(32)	(868)

		(22,780)

Semiconductors & Semiconductor Equipment — (0.5)%
Cirrus Logic, Inc.*	(13)	(877)
Cree, Inc.*	(55)	(3,506)
Lattice Semiconductor Corp.*	(66)	(1,911)
NVIDIA Corp.	(1)	(541)
Texas Instruments, Inc.	(3)	(428)
Universal Display Corp.	(19)	(3,434)

		(10,697)

Software & Services — (2.4)%
Akamai Technologies, Inc.*	(13)	(1,437)
Altair Engineering, Inc., Class A*	(2)	(84)
Alteryx, Inc., Class A*	(34)	(3,861)
Aspen Technology, Inc.*	(4)	(506)
Ceridian HCM Holding, Inc.*	(50)	(4,132)
Cloudflare, Inc., Class A*	(34)	(1,396)
Datadog, Inc., Class A*	(16)	(1,635)
Digital Turbine, Inc.*	(25)	(818)
Everbridge, Inc.*	(21)	(2,640)
Fastly, Inc., Class A*	(26)	(2,436)
Fidelity National Information Services, Inc.	(9)	(1,325)
Global Payments, Inc.	(15)	(2,664)
Leidos Holdings, Inc.	(28)	(2,496)
ManTech International Corp., Class A	(3)	(207)
MAXIMUS, Inc.	(18)	(1,231)
Medallia, Inc.*	(114)	(3,126)
MongoDB, Inc.*	(1)	(232)
New Relic, Inc.*	(55)	(3,100)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Paychex, Inc.	(15)	$(1,197)
Paycom Software, Inc.*	(2)	(623)
Paylocity Holding Corp.*	(1)	(161)
Ping Identity Holding Corp.*	(4)	(125)
Proofpoint, Inc.*	(11)	(1,161)
Q2 Holdings, Inc.*	(1)	(91)
RingCentral, Inc., Class A*	(1)	(275)
Slack Technologies, Inc., Class A*	(140)	(3,760)
Smartsheet, Inc., Class A*	(52)	(2,570)
Splunk, Inc.*	(11)	(2,069)
SVMK, Inc.*	(6)	(133)
Switch, Inc., Class A	(359)	(5,604)
Twilio, Inc., Class A*	(1)	(247)
Zscaler, Inc.*	(12)	(1,688)

		(53,030)

Technology Hardware & Equipment — (0.9)%
Dell Technologies, Inc., Class C*	(25)	(1,692)
Hewlett Packard Enterprise Co.	(271)	(2,539)
II-VI, Inc.*	(60)	(2,434)
Jabil, Inc.	(6)	(206)
Keysight Technologies, Inc.*	(36)	(3,556)
Motorola Solutions, Inc.	(4)	(627)
Pure Storage, Inc., Class A*	(146)	(2,247)
Seagate Technology PLC (Ireland)	(20)	(985)
TE Connectivity Ltd. (Switzerland)	(32)	(3,128)
Western Digital Corp.	(28)	(1,023)
Xerox Holdings Corp.	(93)	(1,746)

		(20,183)

Telecommunication Services — (0.2)%
Cogent Communications Holdings, Inc.	(5)	(300)
TELUS Corp. (Canada)	(5)	(88)
T-Mobile US, Inc.*	(36)	(4,117)

		(4,505)

Transportation — (1.8)%
Alaska Air Group, Inc.	(144)	(5,275)
American Airlines Group, Inc.	(367)	(4,510)
Canadian National Railway Co. (Canada)	(4)	(426)
Canadian Pacific Railway Ltd. (Canada)	(4)	(1,218)
CSX Corp.	(21)	(1,631)
Delta Air Lines, Inc.	(110)	(3,364)

The accompanying notes are an integral part of the financial statements.

62

GOTHAM MASTER NEUTRAL FUND

Portfolio of Investments (Concluded)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Expeditors International of Washington, Inc.	(3)	$(272)
JetBlue Airways Corp.*	(367)	(4,158)
Kansas City Southern	(2)	(362)
Kirby Corp.*	(11)	(398)
Lyft, Inc., Class A*	(97)	(2,672)
Norfolk Southern Corp.	(10)	(2,140)
Southwest Airlines Co.	(150)	(5,625)
Union Pacific Corp.	(9)	(1,772)
United Airlines Holdings, Inc.*	(140)	(4,865)
United Parcel Service, Inc., Class B	(1)	(167)
XPO Logistics, Inc.*	(23)	(1,947)

		(40,802)

Utilities — (3.4)%
Algonquin Power & Utilities Corp. (Canada)	(86)	(1,251)
ALLETE, Inc.	(99)	(5,122)
Alliant Energy Corp.	(11)	(568)
Ameren Corp.	(24)	(1,898)
American Water Works Co., Inc.	(42)	(6,085)
Atmos Energy Corp.	(28)	(2,677)
Avangrid, Inc.	(10)	(505)
Black Hills Corp.	(78)	(4,172)
California Water Service Group	(80)	(3,476)
Clearway Energy, Inc., Class A	(6)	(148)
CMS Energy Corp.	(59)	(3,623)
Consolidated Edison, Inc.	(60)	(4,668)
DTE Energy Co.	(49)	(5,637)
Edison International	(48)	(2,440)
Essential Utilities, Inc.	(153)	(6,158)
Eversource Energy	(25)	(2,089)
FirstEnergy Corp.	(70)	(2,010)
Fortis, Inc. (Canada)	(55)	(2,247)
New Jersey Resources Corp.	(153)	(4,134)
NextEra Energy, Inc.	(13)	(3,608)
NorthWestern Corp.	(5)	(243)
ONE Gas, Inc.	(2)	(138)
Ormat Technologies, Inc.	(30)	(1,773)
PNM Resources, Inc.	(2)	(83)
Public Service Enterprise Group, Inc.	(62)	(3,405)
Southern Co. (The)	(88)	(4,771)
Southwest Gas Holdings, Inc.	(14)	(883)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Spire, Inc.	(20)	$(1,064)
Xcel Energy, Inc.	(5)	(345)

		(75,221)

TOTAL COMMON STOCK (Proceeds $685,556)		(662,977)

TOTAL SECURITES SOLD SHORT - (29.7)%		(662,977)

(Proceeds $685,556)

OTHER ASSETS IN EXCESS OF LIABILITIES - 30.9%		690,011

NET ASSETS - 100.0%		$2,232,596

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. (See Note 1 of the Notes to Financial Statements)
(a)	All affiliated fund investments are in Institutional Class shares. The financial statements of the affiliated funds are publicly available on the Securities and Exchange Commission’s website.
*	Non-income producing.

PLC  Public Limited Company

The accompanying notes are an integral part of the financial statements.

63

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — 98.4%
Automobiles & Components — 0.4%
Aptiv PLC (Jersey)	26	$2,384
BorgWarner, Inc.	59	2,286

		4,670

Banks — 3.0%
Bank of America Corp.	396	9,540
Fifth Third Bancorp	191	4,072
JPMorgan Chase & Co.	15	1,444
KeyCorp.	173	2,064
M&T Bank Corp.	31	2,855
People’s United Financial, Inc.	97	1,000
Truist Financial Corp.	53	2,017
US Bancorp	350	12,548

		35,540

Capital Goods — 13.8%
3M Co.	72	11,533
AMETEK, Inc.	54	5,368
Carrier Global Corp.	163	4,978
Cummins, Inc.	45	9,502
Deere & Co.	28	6,206
Dover Corp.	41	4,442
Eaton Corp. PLC (Ireland)	39	3,979
Emerson Electric Co.	171	11,212
Flowserve Corp.	33	901
Fortive Corp.	17	1,296
Fortune Brands Home & Security, Inc.	40	3,461
General Dynamics Corp.	21	2,907
Honeywell International, Inc.	98	16,132
Howmet Aerospace, Inc.	107	1,789
IDEX Corp.	14	2,554
Illinois Tool Works, Inc.	54	10,433
Johnson Controls International PLC (Ireland)	184	7,516
Lockheed Martin Corp.	41	15,714
Masco Corp.	80	4,410
Otis Worldwide Corp.	91	5,680
PACCAR, Inc.	48	4,093
Pentair PLC (Ireland)	39	1,785
Quanta Services, Inc.	36	1,903
Raytheon Technologies Corp.	43	2,474
Rockwell Automation, Inc.	16	3,531
Roper Technologies, Inc.	2	790
Snap-on, Inc.	14	2,060
Trane Technologies PLC (Ireland)	59	7,154
United Rentals, Inc.*	17	2,966

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
WW Grainger, Inc.	13	$4,638

		161,407

Commercial & Professional Services — 1.4%
Cintas Corp.	15	4,992
Republic Services, Inc.	48	4,481
Robert Half International, Inc.	27	1,429
Waste Management, Inc.	52	5,885

		16,787

Consumer Durables & Apparel — 1.2%
DR Horton, Inc.	46	3,479
Garmin Ltd. (Switzerland)	38	3,605
Hasbro, Inc.	8	662
Mohawk Industries, Inc.*	21	2,049
PulteGroup, Inc.	5	231
PVH Corp.	21	1,252
Whirlpool Corp.	18	3,310

		14,588

Consumer Services — 1.2%
Darden Restaurants, Inc.	29	2,921
McDonald’s Corp.	11	2,414
MGM Resorts International	126	2,740
Yum! Brands, Inc.	69	6,300

		14,375

Diversified Financials — 6.4%
Berkshire Hathaway, Inc., Class B*	53	11,286
BlackRock, Inc.	33	18,597
Cboe Global Markets, Inc.	24	2,106
Discover Financial Services	71	4,102
Franklin Resources, Inc.	148	3,012
Intercontinental Exchange, Inc.	61	6,103
Invesco Ltd. (Bermuda)	128	1,460
Moody’s Corp.	2	580
Nasdaq, Inc.	40	4,908
S&P Global, Inc.	30	10,818
Synchrony Financial	107	2,800
T Rowe Price Group, Inc.	67	8,591

		74,363

Energy — 2.2%
Apache Corp.	24	227
Baker Hughes Co.	149	1,980
ConocoPhillips	98	3,218
Halliburton Co.	227	2,735
Kinder Morgan, Inc.	555	6,843

The accompanying notes are an integral part of the financial statements.

64

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
National Oilwell Varco, Inc.	90	$815
Schlumberger NV (Curacao)	341	5,306
TechnipFMC PLC (United Kingdom)	126	795
Williams Cos., Inc. (The)	182	3,576

		25,495

Food & Staples Retailing — 1.8%
Kroger Co. (The)	184	6,239
Sysco Corp.	125	7,778
Walgreens Boots Alliance, Inc.	198	7,112

		21,129

Food, Beverage & Tobacco — 5.4%
Archer-Daniels-Midland Co.	144	6,695
Campbell Soup Co.	82	3,966
Coca-Cola Co. (The)	115	5,678
Conagra Brands, Inc.	53	1,893
Constellation Brands, Inc., Class A	45	8,528
General Mills, Inc.	149	9,190
Hormel Foods Corp.	13	636
JM Smucker Co. (The)	28	3,235
Kellogg Co.	84	5,426
Kraft Heinz Co. (The)	281	8,416
Lamb Weston Holdings, Inc.	20	1,325
McCormick & Co., Inc., non-voting shares	11	2,135
Molson Coors Beverage Co., Class B	52	1,745
Mondelez International, Inc., Class A	39	2,241
PepsiCo, Inc.	18	2,495

		63,604

Health Care Equipment & Services — 6.9%
AmerisourceBergen Corp.	29	2,811
Anthem, Inc.	38	10,206
Cardinal Health, Inc.	71	3,333
Centene Corp.*	95	5,541
Cigna Corp.	47	7,962
CVS Health Corp.	212	12,381
DaVita, Inc.*	37	3,169
HCA Healthcare, Inc.	56	6,982
Hologic, Inc.*	59	3,922
Humana, Inc.	31	12,831
Laboratory Corp. of America Holdings*	15	2,824
Medtronic PLC (Ireland)	24	2,494
UnitedHealth Group, Inc.	14	4,365

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Universal Health Services, Inc., Class B	20	$2,140

		80,961

Household & Personal Products — 4.2%
Church & Dwight Co., Inc.	56	5,248
Clorox Co. (The)	29	6,095
Colgate-Palmolive Co.	186	14,350
Kimberly-Clark Corp.	83	12,256
Procter & Gamble Co. (The)	83	11,536

		49,485

Insurance — 3.1%
Aflac, Inc.	80	2,908
American International Group, Inc.	117	3,221
Aon PLC, Class A (Ireland)	45	9,284
Arthur J Gallagher & Co.	22	2,323
Cincinnati Financial Corp.	39	3,041
Globe Life, Inc.	29	2,317
Lincoln National Corp.	8	251
Marsh & McLennan Cos., Inc.	57	6,538
MetLife, Inc.	74	2,751
Principal Financial Group, Inc.	17	685
Prudential Financial, Inc.	52	3,303
WR Berkley Corp.	4	245

		36,867

Materials — 6.8%
Amcor PLC (Jersey)	358	3,956
Avery Dennison Corp.	19	2,429
Celanese Corp.	14	1,504
CF Industries Holdings, Inc.	49	1,505
Dow, Inc.	83	3,905
DuPont de Nemours, Inc.	134	7,434
Eastman Chemical Co.	38	2,969
Ecolab, Inc.	65	12,990
International Paper Co.	111	4,500
Linde PLC (Ireland)	56	13,335
LyondellBasell Industries NV, Class A (Netherlands)	76	5,357
Mosaic Co. (The)	87	1,589
Nucor Corp.	70	3,140
Packaging Corp. of America	27	2,944
PPG Industries, Inc.	67	8,179
Sealed Air Corp.	40	1,552

The accompanying notes are an integral part of the financial statements.

65

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Westrock Co.	59	$2,050

		79,338

Media & Entertainment — 2.7%
Charter Communications, Inc., Class A*	17	10,614
Comcast Corp., Class A	39	1,804
Discovery, Inc., Class A*	177	3,853
Electronic Arts, Inc.*	37	4,825
Fox Corp., Class A	149	4,147
Interpublic Group of Cos., Inc. (The)	110	1,834
News Corp., Class A	69	967
Omnicom Group, Inc.	63	3,118

		31,162

Pharmaceuticals, Biotechnology & Life Sciences — 4.0%
AbbVie, Inc.	9	788
Alexion Pharmaceuticals, Inc.*	21	2,403
Amgen, Inc.	4	1,017
Biogen, Inc.*	33	9,361
Gilead Sciences, Inc.	41	2,591
Merck & Co., Inc.	99	8,212
Pfizer, Inc.	467	17,139
Regeneron Pharmaceuticals, Inc.*	10	5,598

		47,109

Real Estate — 2.4%
Alexandria Real Estate Equities, Inc., REIT	32	5,120
Apartment Investment & Management Co., Class A, REIT	36	1,214
AvalonBay Communities, Inc., REIT	34	5,078
Boston Properties, Inc., REIT	22	1,767
CBRE Group, Inc., Class A*	2	94
Duke Realty Corp., REIT	1	37
Mid-America Apartment Communities, Inc., REIT	20	2,319
Public Storage, REIT	13	2,895
Simon Property Group, Inc., REIT	6	388
Ventas, Inc., REIT	90	3,776
Welltower, Inc., REIT	4	220
Weyerhaeuser Co., REIT	184	5,248

		28,156

Retailing — 11.0%
Advance Auto Parts, Inc.	16	2,456
AutoZone, Inc.*	6	7,066

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Best Buy Co., Inc.	63	$7,011
CarMax, Inc.*	37	3,401
Dollar General Corp.	62	12,996
Dollar Tree, Inc.*	56	5,115
eBay, Inc.	193	10,055
Genuine Parts Co.	42	3,997
Home Depot, Inc. (The)	71	19,717
L Brands, Inc.	69	2,195
LKQ Corp.*	85	2,357
Lowe’s Cos., Inc.	133	22,059
O’Reilly Automotive, Inc.*	17	7,838
Ross Stores, Inc.	29	2,706
Target Corp.	100	15,742
Tractor Supply Co.	28	4,014
Ulta Beauty, Inc.*	2	448

		129,173

Semiconductors & Semiconductor Equipment — 1.5%
Applied Materials, Inc.	75	4,459
Intel Corp.	193	9,994
KLA Corp.	16	3,100

		17,553

Software & Services — 6.6%
Accenture PLC, Class A (Ireland)	54	12,203
Automatic Data Processing, Inc.	64	8,927
Broadridge Financial Solutions, Inc.	27	3,564
Citrix Systems, Inc.	15	2,066
Gartner, Inc.*	21	2,624
International Business Machines Corp.	125	15,209
NortonLifeLock, Inc.	158	3,293
Oracle Corp.	324	19,343
Paychex, Inc.	87	6,940
Western Union Co. (The)	125	2,679

		76,848

Technology Hardware & Equipment — 6.1%
Amphenol Corp., Class A	14	1,516
Apple, Inc.	144	16,677
CDW Corp.	33	3,945
Cisco Systems, Inc.	457	18,001
Corning, Inc.	173	5,607
F5 Networks, Inc.*	14	1,719
FLIR Systems, Inc.	31	1,111
HP, Inc.	421	7,995

The accompanying notes are an integral part of the financial statements.

66

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments (Concluded)

September 30, 2020

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Juniper Networks, Inc.	91	$1,956
NetApp, Inc.	59	2,587
Seagate Technology PLC (Ireland)	61	3,005
TE Connectivity Ltd. (Switzerland)	69	6,744

		70,863

Telecommunication Services — 3.2%
AT&T, Inc.	607	17,306
Verizon Communications, Inc.	333	19,810

		37,116

Transportation — 3.0%
CH Robinson Worldwide, Inc.	31	3,168
CSX Corp.	88	6,835
Expeditors International of Washington, Inc.	41	3,711
JB Hunt Transport Services, Inc.	25	3,160
Kansas City Southern	2	362
Norfolk Southern Corp.	47	10,058
Old Dominion Freight Line, Inc.	26	4,704
Union Pacific Corp.	14	2,756

		34,754

Utilities — 0.1%
PPL Corp.	44	1,197

TOTAL COMMON STOCKS (Cost $1,043,377)		1,152,540

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%		18,388

NET ASSETS - 100.0%		$1,170,928

*	Non-income producing.

PLC   Public Limited Company

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

67

GOTHAM FUNDS

Statements of Assets and Liabilities

September 30, 2020

	Gotham Neutral 500 Fund	Gotham Hedged Plus Fund	Gotham Hedged Core Fund
Assets
Non-affiliated investments, at value[1,2]	$3,521,533	$15,838,577	$12,173,207
Cash	205,538	114,994	129,076
Deposits with brokers for securities sold short	2,013,798	34,215	18,569
Securities lending cash collateral	312	894	178
Receivables:
Investments sold	32,048	181,313	77,391
Dividends and interest	3,688	14,692	10,496
Investment adviser	7,041	11,510	11,433
Prepaid expenses and other assets	857	8,730	320

Total assets	5,784,815	16,204,925	12,420,670

Liabilities
Securities sold short, at value[3]	2,785,921	6,783,473	3,495,021
Payables:
Securities lending cash collateral	312	894	178
Investments purchased	36,844	182,345	77,612
Dividends and fees on securities sold short	3,141	2,833	3,113
Administration and accounting fees	6,795	7,717	7,696
Audit fees	20,593	20,168	20,171
Printing fees	6,354	6,262	6,257
Accrued expenses	2,422	7,272	7,080

Total liabilities	2,862,382	7,010,964	3,617,128

Net Assets	$2,922,433	$9,193,961	$8,803,542

Net Assets Consisted of:
Capital stock, $0.01 par value	$2,804	$8,692	$7,771
Paid-in capital	3,394,530	8,961,638	8,094,709
Total distributable earnings/(loss)	(474,901)	223,631	701,062

Net Assets	$2,922,433	$9,193,961	$8,803,542

Institutional Class Shares:
Net assets	$2,922,433	$9,193,961	$8,803,542

Shares outstanding	280,394	869,186	777,129

Net asset value, offering and redemption price per share	$10.42	$10.58	$11.33

[1]Non-affiliated investments, at cost	$2,779,150	$14,622,340	$11,207,462
[2]Includes market value of securities on loan	$4,810	$863	$348,125
[3]Proceeds received, securities sold short	$3,068,004	$6,860,074	$3,510,265

The accompanying notes are an integral part of the financial statements.

68

GOTHAM FUNDS

Statements of Assets and Liabilities (Concluded)

September 30, 2020

	Gotham Short Strategies Fund	Gotham Master Neutral Fund	Gotham ESG Large Value Fund
Assets
Non-affiliated investments, at value[1,2]	$36,153,051	$865,651	$1,152,540
Affiliated investments, at value[3]	—	1,339,911	—
Cash	1,899,760	103,921	43,862
Due from broker	121,108	—	—
Deposits with brokers for securities sold short	—	610,037	—
Receivables:
Investments sold	1,486,924	18,500	8,051
Dividends and interest	26,033	325	1,316
Investment adviser	—	18,773	5,289
Prepaid expenses and other assets	14,099	3,948	—

Total assets	39,700,975	2,961,066	1,211,058

Liabilities
Securities sold short, at value[4]	—	662,977	—
Swaps, at value(a)	701,222	—	—
Payables:
Investments purchased	1,318,525	15,488	8,036
Dividends and fees on securities sold short	—	573	—
Investment adviser	17,664	—	—
Administration and accounting fees	8,769	15,775	3,065
Audit fees	21,945	21,249	20,080
Printing fees	6,888	6,485	6,980
Accrued expenses	7,425	5,923	1,969

Total liabilities	2,082,438	728,470	40,130

Net Assets	$37,618,537	$2,232,596	$1,170,928

Net Assets Consisted of:
Capital stock, $0.01 par value	$50,717	$2,348	$1,039
Paid-in capital	46,461,799	3,692,616	1,046,623
Total distributable earnings/(loss)	(8,893,979)	(1,462,368)	123,266

Net Assets	$37,618,537	$2,232,596	$1,170,928

Institutional Class Shares:
Net assets	$37,618,537	$2,232,596	$1,170,928

Shares outstanding	5,071,694	234,809	103,943

Net asset value, offering and redemption price per share	$7.42	$9.51	$11.27

[1]Non-affiliated investments, at cost	$36,007,429	$680,487	$1,043,377
[2]Includes market value of securities designated as collateral for swaps	$19,219,473	$—	$—
[3]Affiliated investments, at cost	$—	$1,408,731	$—
[4]Proceeds received, securities sold short	$—	$685,556	$—

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

69

GOTHAM FUNDS

Statements of Operations

For the Year Ended September 30, 2020

	Gotham Neutral 500 Fund	Gotham Hedged Plus Fund	Gotham Hedged Core Fund
Investment Income
Dividend income	$214,785	$171,903	$116,757
Less: taxes withheld	—	(1,372)	—
Interest	2,062	1,190	877
Income from securities loaned (Note 5)	48	27	125

Total investment income	216,895	171,748	117,759

Expenses
Advisory fees (Note 2)	93,735	47,465	30,386
Administration and accounting fees (Note 2)	30,520	35,712	34,454
Dividends and fees on securities sold short (Note 1)	106,651	64,483	28,919
Transfer agent fees (Note 2)	3,171	3,492	3,404
Custodian fees (Note 2)	1,151	491	412
Trustees’ and officers’ fees (Note 2)	1,643	961	857
Printing and shareholder reporting fees	18,272	18,531	18,558
Registration and filing fees	1,743	25,084	468
Legal fees	1,958	6,078	6,975
Audit fees	21,037	20,641	20,644
Other expenses	5,708	5,459	5,467

Total expenses before waivers and/or reimbursements	285,589	228,397	150,544

Waivers and/or reimbursements (Note 2)	(85,202)	(109,329)	(84,728)

Net expenses after waivers and/or reimbursements	200,387	119,068	65,816

Net investment income	16,508	52,680	51,943

Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	518,046	318,995	148,445
Net realized loss from securities sold short	(1,295,667)	(1,246,139)	(369,684)
Net change in unrealized appreciation/(depreciation) on non-affiliated investments	(407,767)	852,855	728,921
Net change in unrealized appreciation/(depreciation) on securities sold short	427,600	134,475	35,148

Net realized and unrealized gain/(loss) on investments	(757,788)	60,186	542,830

Net increase/(decrease) in net assets resulting from operations	$(741,280)	$112,866	$594,773

The accompanying notes are an integral part of the financial statements.

70

GOTHAM FUNDS

Statements of Operations (Concluded)

For the Year Ended September 30, 2020

	Gotham Short Strategies Fund		Gotham Master Neutral Fund	Gotham ESG Large Value Fund
Investment Income
Dividend income	$466,024		$53,564	$28,739
Dividends from affiliated securities	—		79,267	—
Less: taxes withheld	(2,911)		(455)	—
Interest	13,866		17,225	99

Total investment income	476,979		149,601	28,838

Expenses
Advisory fees (Note 2)	438,067		38,246	8,671
Administration and accounting fees (Note 2)	41,675		80,476	17,591
Dividends and fees on securities sold short (Note 1)	—		32,884	—
Transfer agent fees (Note 2)	35,750		16,556	3,926
Custodian fees (Note 2)	3,293		12,320	253
Trustees’ and officers’ fees (Note 2)	6,977		2,818	255
Printing and shareholder reporting fees	19,762		20,267	17,868
Registration and filing fees	25,535		25,305	1,963
Legal fees	6,889		811	253
Audit fees	23,213		22,619	20,460
Other expenses	9,596		5,904	3,490

Total expenses before waivers and/or reimbursements	610,757		258,206	74,730

Waivers and/or reimbursements (Note 2)	(172,690)		(202,376)	(66,060)

Net expenses after waivers and/or reimbursements	438,067		55,830	8,670

Net investment income	38,912		93,771	20,168

Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	6,700,623		339,916	11,636
Net realized loss from affiliated investments	—		(938,267)	—
Net realized loss from securities sold short	—		(248,120)	—
Net realized loss on swaps	(11,771,733	)(a)	—	—
Capital gain distributions from affiliated investments	—		2,391	—
Net change in unrealized appreciation/(depreciation) on non-affiliated investments	(281,879)		(198,787)	(30,743)
Net change in unrealized appreciation/(depreciation) on affiliated investments	—		(211,804)	—
Net change in unrealized appreciation/(depreciation) on securities sold short	—		(66,171)	—
Net change in unrealized appreciation/(depreciation) on swaps	(605,317	)(a)	—	—

Net realized and unrealized loss on investments	(5,958,306)		(1,320,842)	(19,107)

Net increase/(decrease) in net assets resulting from operations	$(5,919,394)		$(1,227,071)	$1,061

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

71

GOTHAM FUNDS

Statements of Changes in Net Assets

	Gotham Neutral 500 Fund		Gotham Hedged Plus Fund

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net increase/(decrease) in net assets from operations:
Net investment income	$16,508	$99,451	$52,680	$23,721
Net realized gain/(loss) from investments and securities sold short	(777,621)	(396,933)	(927,144)	81,677
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	19,833	220,328	987,330	(162,849)

Net increase/decrease in net assets resulting from operations	(741,280)	(77,154)	112,866	(57,451)

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Total distributable earnings	(109,182)	(116,253)	(174,499)	(284,968)

Net decrease in net assets from dividends and distributions to shareholders	(109,182)	(116,253)	(174,499)	(284,968)

Increase/(decrease) in Net Assets from Capital Share Transactions (Note 4)	(5,562,713)	3,379,642	6,327,746	604,833

Total increase/(decrease) in net assets	(6,413,175)	3,186,235	6,266,113	262,414

Net assets
Beginning of year	9,335,608	6,149,373	2,927,848	2,665,434

End of year	$2,922,433	$9,335,608	$9,193,961	$2,927,848

The accompanying notes are an integral part of the financial statements.

72

GOTHAM FUNDS

Statements of Changes in Net Assets (Continued)

	Gotham Hedged Core Fund		Gotham Short Strategies Fund

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Net increase/(decrease) in net assets from operations:
Net investment income	$51,943	$32,221	$38,912	$78,462
Net realized gain/(loss) from investments, securities sold short and swaps	(221,239)	78,180	(5,071,110)	(3,130,012)
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short and swaps	764,069	(89,107)	(887,196)	476,313

Net increase/(decrease) in net assets resulting from operations	594,773	21,294	(5,919,394)	(2,575,237)

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Total distributable earnings	(152,049)	(299,822)	(70,055)	(47,319)
Return of capital	—	—	(8,407)	—

Net decrease in net assets from dividends and distributions to shareholders	(152,049)	(299,822)	(78,462)	(47,319)

Increase in Net Assets from Capital Share Transactions (Note 4)	5,778,631	299,822	11,540,824	33,106,684

Total increase in net assets	6,221,355	21,294	5,542,968	30,484,128

Net assets
Beginning of year	2,582,187	2,560,893	32,075,569	1,591,441

End of year	$8,803,542	$2,582,187	$37,618,537	$32,075,569

The accompanying notes are an integral part of the financial statements.

73

GOTHAM FUNDS

Statements of Changes in Net Assets (Concluded)

	Gotham Master Neutral Fund		Gotham ESG Large Value Fund

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Period Ended September 30, 2019*
Net increase/(decrease) in net assets from operations:
Net investment income	$93,771	$111,473	$20,168	$12,926
Net realized gain/(loss) from investments and securities sold short	(844,080)	(650,576)	11,636	64,706
Net change in unrealized appreciation/ (depreciation) on investments and securities sold short	(476,762)	452,570	(30,743)	139,906

Net increase/(decrease) in net assets resulting from operations	(1,227,071)	(86,533)	1,061	217,538

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Total distributable earnings	(205,134)	(26,546)	(95,342)	—

Net decrease in net assets from dividends and distributions to shareholders	(205,134)	(26,546)	(95,342)	—

Increase/(decrease) in Net Assets from Capital Share Transactions (Note 4)	(15,648,596)	15,505,486	47,671	1,000,000

Total increase/(decrease) in net assets	(17,080,801)	15,392,407	(46,610)	1,217,538

Net assets
Beginning of year	19,313,397	3,920,990	1,217,538	—

End of year	$2,232,596	$19,313,397	$1,170,928	$1,217,538

*	The Fund incepted on December 28, 2018.

The accompanying notes are an integral part of the financial statements.

74

GOTHAM FUNDS

Statements of Cash Flow

	Gotham Neutral 500 Fund	Gotham Hedged Plus Fund

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2020
Cash flows provided by (used in) operating activities:
Net increase/(decrease) in net assets resulting from operations	$(741,280)	$112,866

Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(28,708,119)	(38,107,413)
Proceeds from disposition of long-term portfolio investments	36,626,308	27,925,193
Purchases to cover securities sold short	(30,529,447)	(19,740,023)
Proceeds from securities sold short	23,458,292	22,698,256
Net realized loss on investments and securities sold short.	777,621	927,144
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(19,833)	(987,330)
Return of capital received from real estate investment trusts	1,749	295
Increase/(decrease) in receivable for securities sold	163,966	(118,027)
Increase/(decrease) in cash collateral for securities lending	(312)	654
Increase/(decrease) in dividend and interest receivable	12,293	(9,271)
Increase/(decrease) in receivable from investment advisor	582	(2,668)
Increase in prepaid expenses and other assets	(243)	(1,061)
Increase/(decrease) in payable for investment purchased	(137,053)	122,807
Increase/(decrease) in use of cash collateral from securities lending	312	(654)
Increase/(decrease) in dividends and fees payable for securities sold short	(2,679)	200
Decrease in accrued expense payable	(6,731)	(1,315)

Net cash provided by (used in) operating activities	895,426	(7,180,347)

Cash flows from financing activities:
Proceeds from shares sold	385,431	6,650,000
Payment of shares redeemed.	(6,057,326)	(496,753)

Net cash provided by financing activities	(5,671,895)	6,153,247

Net decrease in cash and restricted cash	(4,776,469)	(1,027,100)
Cash and restricted cash:
Beginning of year:	6,995,805	1,176,309
End of year:	2,219,336	149,209
Reconciliation of restricted and unrestricted cash at the beginning of the year to the statements of assets and liabilities:
Cash	31,868	116,565
Restricted cash	6,963,937	1,059,744
Reconciliation of restricted and unrestricted cash at the end of the year to the statements of assets and liabilities:
Cash	$205,538	$114,994

Restricted cash	$2,013,798	$34,215

Supplemental disclosure of cash flow information:
Cash paid/(received) during the year for financing charges	$(20,830)	$20,107

The accompanying notes are an integral part of the financial statements.

75

GOTHAM FUNDS

Statements of Cash Flow (Concluded)

Gotham Hedged Core Fund

For the Year Ended September 30, 2020
Cash flows provided by (used in) operating activities:
Net increase in net assets resulting from operations	$594,773

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(23,390,787)
Proceeds from disposition of long-term portfolio investments	14,660,247
Purchases to cover securities sold short	(6,624,248)
Proceeds from securities sold short	8,789,397
Net realized loss on investments and securities sold short	221,239
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(764,069)
Return of capital received from real estate investment trusts	202
Increase in receivable for securities sold	(42,083)
Decrease in cash collateral for securities lending	454
Increase in dividend and interest receivable	(7,586)
Increase in receivable from investment advisor	(8,015)
Increase in prepaid expenses and other assets	(179)
Increase in payable for investments purchased	42,974
Decrease in use of cash collateral from securities lending.	(454)
Increase in dividends and fees payable for securities sold short	2,278
Decrease in accrued expense payable	(1,317)

Net cash used in operating activities	(6,527,174)

Cash flows from financing activities:
Proceeds from shares sold	5,972,409
Payment of shares redeemed.	(345,827)

Net cash provided by (used in) financing activities	5,626,582

Net decrease in cash and restricted cash	(900,592)
Cash and restricted cash:
Beginning of year:	1,048,237
End of year:	147,645
Reconciliation of restricted and unrestricted cash at the beginning of the year to the statements of assets and liabilities:
Cash	977,053
Restricted cash	71,184
Reconciliation of restricted and unrestricted cash at the end of the year to the statements of assets and liabilities:
Cash	$129,076

Restricted cash	$18,569

Supplemental disclosure of cash flow information:

Cash received during the year for financing charges	$2,657

The accompanying notes are an integral part of the financial statements.

76

GOTHAM FUNDS

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Neutral 500 Fund Institutional Class Shares

	For the		For the	For the	For the
	Year		Year	Year	Year
	Ended		Ended	Ended	Ended
	September 30,		September 30,	September 30,	September 30,
	2020		2019	2018	2017*
Per Share Operating Performance
Net asset value, beginning of year	$11.42		$11.69	$10.77	$10.00

Net investment income/(loss)(1)	0.03		0.12	0.03	(0.07)
Net realized and unrealized gain/(loss) on investments	(0.90)		(0.18)	0.95	0.84

Total from investment operations	(0.87)		(0.06)	0.98	0.77

Dividends and distributions to shareholders from:
Net investment income	(0.13)		(0.04)	(0.01)	—
Net realized capital gains	(0.00	)(2)	(0.17)	(0.05)	—

Total dividends and distributions to shareholders	(0.13)		(0.21)	(0.06)	—

Redemption fees	—		—	—	—

Net asset value, end of year	$10.42		$11.42	$11.69	$10.77

Total investment return(3)	(7.68)%		(0.56)%	9.09%	7.70%
Ratio/Supplemental Data
Net assets, end of year (in 000s)	$2,922		$9,336	$6,149	$3,593

Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any (including dividend and interest expense)(4)	2.88%		1.86%	2.43%	3.24%

Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(4)(5)	4.11%		2.82%	3.45%	6.02%

Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	0.24%		1.09%	0.26%	(0.64)%

Portfolio turnover rate	336%		273%	269%	202%

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on September 30, 2016.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.005) per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers, reimbursements, and recoupments for the Fund would be 1.35%, 1.39%, 1.50% and 1.50% for the years ended September 30, 2020, 2019, 2018 and 2017, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

77

GOTHAM FUNDS

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Hedged Plus Fund Institutional Class Shares

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016*
Per Share Operating Performance
Net asset value, beginning of year/period	$11.31	$12.87	$11.43	$10.08	$10.00

Net investment income(1)	0.12	0.10	0.06	0.01	0.00	(2)
Net realized and unrealized gain/(loss) on investments	(0.17)	(0.44)	1.64	1.49	0.08

Total from investment operations	(0.05)	(0.34)	1.70	1.50	0.08

Dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.06)	(0.09)	(0.11)	—
Net realized capital gains	(0.56)	(1.16)	(0.17)	(0.04)	—

Total dividends and distributions to shareholders	(0.68)	(1.22)	(0.26)	(0.15)	—

Redemption fees	—	—	—	—	—

Net asset value, end of year/period	$10.58	$11.31	$12.87	$11.43	$10.08

Total investment return(3)	(0.82)%	(2.45)%	15.00%	15.01%	0.80%
Ratio/Supplemental Data
Net assets, end of year/period (in 000s)	$9,194	$2,928	$2,665	$2,319	$2,015

Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any (including dividend and interest expense)(4)	2.51%	2.68%	2.71%	3.10%	3.13	%(5)

Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(4)(6)	4.81%	6.97%	5.57%	8.46%	8.17	%(5)

Ratio of net investment income to average net assets (including dividend and interest expense)	1.11%	0.84%	0.48%	0.09%	0.00	%(5)(7)

Portfolio turnover rate	353%	239%	227%	183%	152	%(8)

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on March 31, 2016.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers, reimbursements, and recoupments for the Fund would be 1.15%, 1.15%, 1.15%, 1.15% and 1.15% for the years ended September 30, 2020, 2019, 2018 and 2017 and the period ended September 30, 2016, respectively.

(5)	Annualized.
(6)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(7)	Amount is less than 0.005%.
(8)	Not annualized.

The accompanying notes are an integral part of the financial statements.

78

GOTHAM FUNDS

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Hedged Core Fund Institutional Class Shares

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016*
Per Share Operating Performance
Net asset value, beginning of year/period	$11.16	$12.61	$11.34	$10.00	$10.00

Net investment income(1)	0.13	0.14	0.11	0.07	—
Net realized and unrealized gain/(loss) on investments	0.70	(0.11)	1.35	1.27	(0.00	)(2)

Total from investment operations	0.83	0.03	1.46	1.34	(0.00	)(2)

Dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.07)	(0.18)	—	—
Net realized capital gains	(0.49)	(1.41)	(0.01)	—	—

Total dividends and distributions to shareholders	(0.66)	(1.48)	(0.19)	—	—

Redemption fees	—	—	—	—	—

Net asset value, end of year/period	$11.33	$11.16	$12.61	$11.34	$10.00

Total investment return(3)	7.59%	0.86%	12.93%	13.40%	0.00%
Ratio/Supplemental Data
Net assets, end of year/period (in 000s)	$8,804	$2,582	$2,561	$2,267	$1,999

Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any (including dividend and interest expense)(4)	1.52%	1.00%	1.16%	1.40%	—

Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(4)(5)	3.47%	4.05%	3.85%	4.91%	—

Ratio of net investment income to average net assets (including dividend and interest expense)	1.20%	1.29%	0.91%	0.66%	—

Portfolio turnover rate	267%	228%	221%	249%	—

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on September 30, 2016.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers, reimbursements, and recoupments for the Fund would be 0.85%, 0.85%, 0.85% and 0.85% for the years ended September 30, 2020, 2019, 2018 and 2017, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

79

GOTHAM FUNDS

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Short Strategies Fund Institutional Class Shares

	For the	For the	For the	For the
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017*
Per Share Operating Performance
Net asset value, beginning of year/period	$8.78	$9.05	$10.07	$10.00

Net investment income/(loss)(1)	0.01	0.03	(0.03)	0.02
Net realized and unrealized gain/(loss) on investments	(1.35)	(0.09)	(0.97)	0.05

Total from investment operations	(1.34)	(0.06)	(1.00)	0.07

Dividends and distributions to shareholders from:
Net investment income	(0.02)	—	(0.02)	—
Net realized capital gains	—	(0.21)	—	—
Return of capital	0.00 (2)	—	—	—

Total dividends and distributions to shareholders	(0.02)	(0.21)	(0.02)	—

Redemption fees	0.00 (2)	0.00 (2)	—	—

Net asset value, end of year/period	$7.42	$8.78	$9.05	$10.07

Total investment return(3)	(15.27)%	(0.81)%	(9.90)%	0.70%
Ratio/Supplemental Data
Net assets, end of year/period (in 000s)	$37,619	$32,076	$1,591	$18,328

Ratio of expenses to average net assets with waivers and expense reimbursements, if any	1.35%	1.35%	1.35%	1.35	%(4)

Ratio of expenses to average net assets without waivers and expense reimbursements, if any(5)	1.88%	2.20%	2.49%	3.06	%(4)

Ratio of net investment income/(loss) to average net assets	0.12%	0.39%	(0.30)%	1.19	%(4)

Portfolio turnover rate	692%	616%	591%	165	%(6)(7)

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on July 31, 2017.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been shown (See Note 2).
(6)	Portfolio turnover rate excludes securities received from processing a subscription due to a reorganization.
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

80

GOTHAM FUNDS

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham Master Neutral Fund Institutional Class Shares

	For the	For the		For the	For the
	Year	Year		Year	Period
	Ended	Ended		Ended	Ended
	September 30,	September 30,		September 30,	September 30,
	2020	2019		2018	2017*
Per Share Operating Performance
Net asset value, beginning of year/period	$10.16	$10.21		$10.08	$10.00

Net investment income(1)	0.07	0.07		0.03	0.01
Net realized and unrealized gain/(loss) on investments	(0.61)	(0.06)		0.24	0.07

Total from investment operations	(0.54)	0.01		0.27	0.08

Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.06)		(0.02)	—
Net realized capital gains	(0.01)	—		(0.12)	—

Total dividends and distributions to shareholders	(0.11)	(0.06)		(0.14)	—

Redemption fees	—	—		—	—

Net asset value, end of year/period	$9.51	$10.16		$10.21	$10.08

Total investment return(2)	(5.38)%	0.13%		2.79%	0.80%
Ratio/Supplemental Data

Net assets, end of year/period (in 000s)	$2,233	$19,313		$3,921	$4,075

Ratio of expenses to average net assets with waivers and expense reimbursements, if any (including dividend and interest expense)(3)	0.42%	0.20%		0.28%	0.31	%(4)

Ratio of expenses to average net assets without waivers and expense reimbursements, if any(3)(5)	1.96%	1.53%		3.05%	4.60	%(4)

Ratio of net investment income to average net assets (including dividend and interest expense)	0.71%	0.71	%(6)	0.28%	0.35	%(4)

Portfolio turnover rate	171%	166%		170%	97	%(7)

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on April 28, 2017.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers, reimbursement, and recoupments for the Fund would be 0.17%, 0.20%, 0.26% and 0.31% for the years ended September 30, 2020, 2019, 2018 and the period ended September 30, 2017, respectively.

(4)	Annualized.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Net rebate income on securities sold short exceeded dividends and fees on securities sold short during the period. (See Note 1).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

81

GOTHAM FUNDS

Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Gotham ESG Large Value Fund Institutional Class Shares

	For the	For the
	Year	Period
	Ended	Ended
	September 30,	September 30,
	2020	2019*
Per Share Operating Performance
Net asset value, beginning of year/period	$12.18	$10.00

Net investment income(1)	0.20	0.13
Net realized and unrealized gain/(loss) on investments	(0.16)	2.05

Total from investment operations	0.04	2.18

Dividends and distributions to shareholders from:
Net investment income	(0.18)	—
Net realized capital gains	(0.77)	—

Total dividends and distributions to shareholders	(0.95)	—

Redemption fees	—	—

Net asset value, end of year/period	$11.27	$12.18

Total investment return(2)	(0.17)%	21.80%
Ratio/Supplemental Data

Net assets, end of year/period (in 000s)	$1,171	$1,218

Ratio of expenses to average net assets with waivers, expense reimbursements, and recoupments if any	0.75%	0.75	%(3)

Ratio of expenses to average net assets without waivers, expense reimbursements, and recoupments if any(4)	6.46%	6.59	%(3)

Ratio of net investment income to average net assets	1.74%	1.49	%(3)

Portfolio turnover rate	284%	169	%(5)

*	Institutional class commenced operations on December 31, 2018. Total return is calculated based on inception date of December 28, 2018, when initial seed capital was issued at $10.00 per share.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

82

GOTHAM FUNDS

Notes to Financial Statements

September 30, 2020

1. Organization and Significant Accounting Policies

The Gotham Neutral 500 Fund, the Gotham Hedged Plus Fund, the Gotham Hedged Core Fund, the Gotham Short Strategies Fund, the Gotham Master Neutral Fund and the Gotham ESG Large Value Fund (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds offers one class of shares, Institutional Class. The Funds’ commencement of operations are as follows:

Gotham Neutral 500 Fund (“Neutral 500”)	October 1, 2016
Gotham Hedged Plus Fund (“Hedged Plus”)	March 31, 2016
Gotham Hedged Core Fund (“Hedged Core”)	September 30, 2016
Gotham Short Strategies Fund (“Short Strategies”)	July 31, 2017
Gotham Master Neutral Fund (“Master Neutral”)	April 28, 2017
Gotham ESG Large Value Fund (“ESG Large Value”)	December 31, 2018

All the Funds, except for ESG Large Value and Master Neutral, seek to achieve their investment objectives by primarily investing in long and short positions of U.S. equity securities. Equity securities include common and preferred stocks. Master Neutral seeks to achieve its investment objective by primarily investing in other funds advised by Gotham, but also in long and short positions of U.S. equity securities. ESG Large Value seeks to achieve its investment objective by primarily investing in long positions of equity securities.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Each Fund’s equity securities, including exchange-traded funds, listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees (the “Board”). Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Certain Funds invest in securities of other investment companies, which are valued at their respective NAVs as determined by those investment companies each business day. Over the Counter (“OTC”) investments (including swap agreements) are generally valued by approved pricing services that use evaluated prices from various observable market factors. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to Gotham Asset Management, LLC (“Gotham” or “the Adviser”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security, asset or liability will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

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• Level 3	—	quoted significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All financial instruments listed in the Portfolio of Investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets, except for the following: total return swaps with end of period unrealized depreciation of $(701,222) held by Short Strategies; and a U.S. Treasury Obligation with the end of period value of $200,727 held by Master Neutral. These securities are considered Level 2 as of and for the year ended September 30, 2020.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended September 30, 2020, there were no transfers in or out of Level 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Cash — Cash comprises U.S. Dollar and foreign currency deposits held at a custodian bank(s) which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Brokers — Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the statement of Operations. These characterizations are reflected in the accompanying financial statements. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

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September 30, 2020

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, capitalized dividends on short sales, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Code, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Funds.

Short Sales — All Funds except ESG Large Value may sell securities short. A short sale involves the sale by a Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.

As of September 30, 2020, the following Funds had securities sold short, securities pledged as collateral and deposits with brokers for securities sold short:

	Value of Securities Sold Short	Securities Pledged as Collateral	Deposits with Brokers for Securities Sold Short
Neutral 500	$2,785,921	$3,316,547	$2,013,798
Hedged Plus	6,783,473	12,414,244	34,215
Hedged Core	3,495,021	6,955,672	18,569
Master Neutral	662,977	711,458	610,037

In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. These amounts are included in dividends and fees on securities sold short on the Statement of Operations. In those instances where rebate income is in excess of dividends on securities sold short and finance charges, the net amount is shown in the Investment Income section of the Statement of Operations. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund. The following Funds had net charges as shown in the table below for the year ended September 30, 2020:

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September 30, 2020

	Dividends on Securities Sold Short	Rebate (Income)/Fees
Neutral 500	$127,482	$(44,314)
Hedged Plus	44,375	(6,773)
Hedged Core	26,262	(2,852)
Master Neutral	56,102	(25,586)

The following Funds utilized short sales proceeds and incurred financing charges to finance purchases of long securities in order to accomplish the Funds’ respective investment objectives. A financing fee is charged to the Funds based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short on the Statement of Operations and are as follows for the year ended September 30, 2020:

	Short Sales (Deposits) Proceeds	Financing Charges
Neutral 500	$779,158	$23,483
Hedged Plus	6,814,449	26,881
Hedged Core	3,492,149	5,509
Master Neutral	48,024	2,368

Swap Agreements — A swap agreement is a bilateral financial instrument that involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on valuation changes to market referenced securities. The nominal amount on which the cash flows are calculated is called the notional amount.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements will be affected by a change in the market value of the referenced underlying securities that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date, in whole or part, under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. A Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the swap agreement.

Total Return Swaps: Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend accruals or payments. The unrealized appreciation or depreciation also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate (“EFFR”). Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation

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September 30, 2020

related to the change in the valuation of the notional amount of the swap is combined with the amount due to or from the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument). As of and for the year ended September 30, 2020, only Short Strategies held total return swaps.

For the year ended September 30, 2020, the quarterly average volume of the total return swaps for the following Fund was as follows:

Notional Amount
Short Strategies	$(49,210,101)

Counterparty Risk — During the year ended September 30, 2020, Short Strategies was subject to counterparty risk. Certain of the derivatives entered into by the Fund may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Liquidity Risk — During the year ended September 30, 2020, Short Strategies was subject to liquidity risk. The Fund may be subject to liquidity risk primarily due to investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Master Netting Agreement — During year ended September 30, 2020, Short Strategies was subject to a Master Netting agreement. In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fail to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

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September 30, 2020

LIBOR Phase-out Risk — The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Overnight Rates (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

Collateral Requirements — During the year ended September 30, 2020, Short Strategies was subject to collateral requirements. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that they receive but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

				Gross Amount Not Offset in the
				Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged/(Received)*	Net Amount**
Short Strategies	$(701,222)	$—	$(701,222)	$—	$701,222	$—

*	Amount disclosed is limited to the amount of assets presented in each Statement of Assets and Liabilities. Actual collateral pledged/(received) may be more than the amount shown.

**	Net amount represents the net receivable from the counterparty in the event of a default.

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September 30, 2020

2. Transactions with Related Parties and Other Service Providers

Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below:

Neutral 500	1.35%
Hedged Plus	1.00%
Hedged Core	0.70%
Short Strategies	1.35%
Master Neutral(1)	0.29%
ESG Large Value	0.75%

(1)

For Master Neutral (the “Fund”), effective February 1, 2019, Gotham has contractually agreed to waive its investment advisory fee at an annual rate in the amount of 0.30% for the period through January 31, 2021 (the “Advisory Fee Waiver”). Gotham is entitled to receive an investment advisory fee of 0.75% of the Fund’s average net assets excluding assets invested in other mutual funds advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), effectively reducing the investment advisory fee from 0.75% to 0.45%. Gotham does not receive an investment advisory fee from the Fund on assets invested in an underlying fund, but does receive an investment advisory fee from each underlying fund as investment adviser to such funds. The Fund will pay an investment advisory fee on directly invested assets, in effect during the period ended September 30, 2020.

The Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions and for Master Neutral, exclusive of management fees, if any), do not exceed the percentages set forth in the table below (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until the termination date set forth below, unless the Board approves its earlier termination. The table below reflects the Expense Limitation amounts, as a percentage of average daily net assets, in effect during the year ended September 30, 2020.

		Termination Date
Neutral 500	1.35%	January 31, 2021
Hedged Plus	1.15%	January 31, 2021
Hedged Core	0.85%	January 31, 2021
Short Strategies	1.35%	January 31, 2021
Master Neutral(1)	0.00%	January 31, 2021
ESG Large Value	0.75%	January 31, 2021

(1)	Per the Expense Limitation agreement for the Fund, the expenses subject to the expense limitation are also exclusive of management fees, if any.

For the year ended September 30, 2020, investment advisory fees accrued and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee/ (Reimbursement)
Neutral 500	$93,735	$(85,202)	$8,533
Hedged Plus	47,465	(109,329)	(61,864)
Hedged Core	30,386	(84,728)	(54,342)
Short Strategies	438,067	(172,690)	265,377
Master Neutral	38,246	(202,376)	(164,130)
ESG Large Value	8,671	(66,060)	(57,389)

For all Funds, except for Short Strategies and Master Neutral, the Adviser is entitled to recover, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations,

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September 30, 2020

for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation amount. As of September 30, 2020, the amounts of potential reimbursement from the Funds to the Adviser are as follows:

	Expiration 09/30/2021	Expiration 09/30/2022	Expiration 09/30/2023
Neutral 500	$53,846	$87,928	$85,202
Hedged Plus	71,946	120,723	109,329
Hedged Core	65,442	76,059	84,728
ESG Large Value	N/A	50,745	66,060

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in transfer agent fees in the Statement of Operations.

Pershing LLC provides prime brokerage services to the Funds under an Agreement for Prime Brokerage Services. Pershing LLC is a wholly owned subsidiary of The Bank of New York Mellon Corporation.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust.

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Investment in Affiliated Funds

The following table lists each issuer owned by Master Neutral that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuers during the year ended September 30, 2020:

Master Neutral
Name of Issuer	Value at 9/30/19	Purchase Cost	Sales Proceeds	Net Realized Loss	Change in Unrealized Appreciation/ (Depreciation)	Value at 9/30/20	Shares Held at 9/30/20	Dividend Income
Neutral 500	$6,989,950	$467,090	$6,029,803	$(524,844)	$(112,834)	$789,559	75,773	$79,267
Gotham Neutral Fund	4,931,764	275,290	4,144,309	(413,423)	(98,970)	550,352	59,886	—

Total	$11,921,714			$(938,267)	$(211,804)	$1,339,911		$79,267

3. Investment in Securities

For the year ended September 30, 2020 for all Funds, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Neutral 500	$28,141,883	$36,055,202
Hedged Plus	37,986,648	27,803,252
Hedged Core	23,321,488	14,590,384
Short Strategies	219,303,071	220,729,520
Master Neutral	20,298,845	34,502,088
ESG Large Value	3,268,492	3,328,261

For the year ended September 30, 2020, Master Neutral had purchases and sales of U.S. Government securities in the amount of $200,602 and $0, respectively.

4. Capital Share Transactions

For the year ended September 30, 2020 and the period ended September 30, 2019, transactions in capital shares of the Funds (authorized shares unlimited) were as follows:

	For the Year Ended September 30, 2020		For the Period Ended September 30, 2019
	Shares	Value	Shares	Value
Neutral 500:
Institutional Class Shares:
Sales	35,785	$385,431	540,420	$6,165,369
Reinvestments	9,603	109,182	10,022	116,253
Redemption Fees*	—	—	—	—
Redemptions	(582,768)	(6,057,326)	(258,857)	(2,901,980)

Net Increase (Decrease)	(537,380)	$(5,562,713)	291,585	$3,379,642

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September 30, 2020

	For the Year Ended September 30, 2020		For the Period Ended September 30, 2019
	Shares	Value	Shares	Value

Hedged Plus:
Institutional Class Shares:
Sales	639,213	$6,650,000	26,091	$319,885
Reinvestments	15,608	174,499	25,673	284,968
Redemption Fees*	—	—	—	—
Redemptions	(44,569)	(496,753)	(2)	(20)

Net Increase	610,252	$6,327,746	51,762	$604,833

Hedged Core:
Institutional Class Shares:
Sales	563,090	$5,972,409	—	$—
Reinvestments	13,822	152,049	28,366	299,822
Redemption Fees*	—	—	—	—
Redemptions	(31,260)	(345,827)	—	—

Net Increase	545,652	$5,778,631	28,366	$299,822

Short Strategies:
Institutional Class Shares:
Sales	2,164,344	$17,640,696	3,598,015	$34,168,627
Reinvestments	9,232	76,810	4,981	47,319
Redemption Fees*	—	404	—	1,287
Redemptions	(754,740)	(6,177,086)	(125,977)	(1,110,549)

Net Increase	1,418,836	$11,540,824	3,477,019	$33,106,684

Master Neutral:
Institutional Class Shares:
Sales	228,812	$2,204,500	1,723,432	$17,593,505
Reinvestments	20,351	205,134	2,600	26,546
Redemption Fees*	—	—	—	—
Redemptions	(1,914,603)	(18,058,230)	(209,699)	(2,114,565)

Net Increase (Decrease)	(1,665,440)	$(15,648,596)	1,516,333	$15,505,486

ESG Large Value:(1)
Institutional Class Shares:
Sales	—	$—	100,000	$1,000,000
Reinvestments	3,943	47,671	—	—
Redemption Fees*	—	—	—	—
Redemptions	—	—	—	—

Net Increase	3,943	$47,671	100,000	$1,000,000

*

There is a 1.00% redemption fee that may be charged on shares redeemed within 30 days of purchase. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

(1)	The Fund incepted on December 28, 2018. The Fund commenced operations on December 31, 2018.

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Notes to Financial Statements (Continued)

September 30, 2020

Significant Shareholders

As of September 30, 2020, the below Funds had shareholders that held 10% or more of the outstanding shares of the respective Fund. Transactions by these shareholders may have a material impact on the Fund.

Neutral 500
Affiliated Fund	27%
Non-affiliated Shareholders	73%
Hedged Plus
Non-affiliated Shareholders	96%
Hedged Core
Affiliated Fund	39%
Non-affiliated Shareholders	61%
Short Strategies
Affiliated Fund	3%
Affiliated Shareholders	3%
Master Neutral
Non-affiliated Shareholders	84%
ESG Large Value
Affiliated Shareholders	100%

5. Securities Lending

All Funds may lend securities to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments and/or securities consistent with the Fund’s investment objective. Securities purchased with cash collateral are included in market value of securities designated as collateral for securities on loan on the Statements of Assets and Liabilities. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds pay a fee on the cash collateral received by the Funds at a rate equal to the Federal Funds (Open) rate plus 40 basis points with respect to the cash collateral received on those securities on loan that have a rebate that equals or exceeds the greater of either the Federal Funds (Open) rate minus 10 basis points or zero. These fees are included in the fees on cash collateral on the Statements of Operations. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. Securities on loan are not used as collateral for swaps or as collateral for short securities, if any. During the year ended September 30, 2020, the Funds listed below each had securities lending programs. The market value of securities on loan and cash collateral received as of September 30, 2020 and the income generated from the programs during the year ended September 30, 2020, with respect to such loans were as follows:

	Market Value of Securities Loaned	Cash Collateral Received	Market Value of Non-cash Collateral	Income Received from Securities Lending
Neutral 500	$ 4,810	$312	$ 4,650	$ 48
Hedged Plus	863	894	—	27
Hedged Core	348,125	178	356,729	125

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received from that counterparty and create one single net

93

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Notes to Financial Statements (Continued)

September 30, 2020

payment due to or from the Funds. The following table is a summary of each of the Fund’s open securities lending transactions which are subject to a MSLA as of September 30, 2020:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash and Non-Cash Collateral Received*	Net Amount**
Neutral 500	$4,810	$—	$4,810	$—	$(4,810)	$—
Hedged Plus	863	—	863	—	(863)	—
Hedged Core	348,125	—	348,125	—	(348,125)	—

*	Amount disclosed is limited to the amount of assets presented in each Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

**	Net amount represents the net receivable from the counterparty in the event of a default.

6. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds had determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments. The following permanent differences as of September 30, 2020, were primarily attributed to non-deductible expenses, net operating loss, return of capital, redesignation of dividends paid and capitalized dividends on short sales were reclassified among the following accounts:

	Increase/(Decrease) Total Distributable Earnings	Increase/(Decrease) Additional Paid-In Capital
Neutral 500	$295	$(295)
Short Strategies	8,407	(8,407)

The tax character of distributions paid by the Funds during the year ended September 30, 2020 were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
Neutral 500	$109,182	$—	$—
Hedged Plus	30,340	144,159	—
Hedged Core	39,601	112,448	—
Short Strategies	70,055	—	8,407
Master Neutral	205,134	—	—
ESG Large Value	95,326	16	—

94

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2020

The tax character of distributions paid by the Funds during the year ended September 30, 2019 were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
Neutral 500	$35,534	$80,719	$—
Hedged Plus	13,994	270,974	—
Hedged Core	13,625	286,197	—
Short Strategies	47,319	—	—
Master Neutral	26,546	—	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses	Other Temporary Differences
Neutral 500	$(178,688)	$18,391	$—	$479,141	$(793,745)	$—
Hedged Plus	—	52,838	—	548,307	(377,514)	—
Hedged Core	—	48,368	18,962	633,732	—	—
Short Strategies	(8,114,687)	—	—	(779,292)	—	—
Master Neutral	(1,540,817)	3,739	—	74,710	—	—
ESG Large Value	—	9,437	47,496	66,333	—	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. The other temporary differences as of September 30, 2020 were primarily attributed to wash sales on unsettled short sales, deferral of loss on unsettled trades, realized gain/loss on unsettled swaps, net dividend receivable and payable on unsettled swaps, wash sales loss outstanding, qualified late year losses deferred and capital loss carryforwards not yet utilized. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of September 30, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Neutral 500	$3,324,475	$1,426,711	$(947,570)	$479,141
Hedged Plus	15,366,871	2,089,466	(1,541,159)	548,307
Hedged Core	11,554,719	1,282,795	(649,063)	633,732
Short Strategies	36,231,120	4,308,296	(5,087,588)	(779,292)
Master Neutral	2,153,431	274,509	(199,799)	74,710
ESG Large Value	1,086,207	149,043	(82,710)	66,333

95

GOTHAM FUNDS

Notes to Financial Statements (Concluded)

September 30, 2020

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30 or (ii) specified ordinary losses between November 1 and September 30) as occurring on the first day of the following tax year. For the period ended September 30, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2020. For the year ended September 30, 2020, the Funds deferred to October 1, 2020 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Neutral 500	$—	$1,789,918	$(996,173)
Hedged Plus	—	769,872	(392,358)

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. For Short Strategies, the future use of available capital loss carryforwards may be subject to limitation under Internal Revenue Code Section 382. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of September 30, 2020, the following Funds had long-term and short-term capital loss carryforwards in the following amounts:

Capital Losses Carryforwards
Neutral 500	$178,688
Short Strategies	8,114,687
Master Neutral	1,540,817

For the year ended September 30, 2020, the Funds did not utilize capital losses.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has determined that there was the following subsequent event:

On November 3, 2020, the Board approved a plan to liquidate and terminate Master Neutral, which is expected to occur on or about December 15, 2020.

96

GOTHAM FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of each of the six funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (six of the funds constituting FundVantage Trust, referred to hereafter collectively as the “Funds”) as of September 30, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below and for the three funds designated with an asterisk in the table below, the statements of cash flows for the period indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations, the changes in each of their net assets, and for the three funds designated with an asterisk in the table below, the results of each of their cash flows for the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Gotham Neutral 500 Fund*, Gotham Hedged Plus Fund* and Gotham Hedged Core Fund*	Statements of operations and cash flows for the year ended September 30, 2020 and the statements of changes in net assets for each of the two years in the period ended September 30, 2020
Gotham Short Strategies Fund and Gotham Master Neutral Fund	Statements of operations for the year ended September 30, 2020 and the statements of changes in net assets for each of the two years in the period ended September 30, 2020
Gotham ESG Large Value Fund

Statement of operations for the year ended September 30, 2020 and the statement of changes in net assets for the year ended September 30, 2020 and for the period December 28, 2018 (inception) through September 30, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

97

GOTHAM FUNDS

Report of Independent Registered Public Accounting Firm (Concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, PA

November 23, 2020

We have served as the auditor of one or more investment companies in Gotham Asset Management LLC since 2011.

98

GOTHAM FUNDS

Shareholder Tax Information

(Unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended September 30, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. During the fiscal year ended September 30, 2020, the following dividends and distributions were paid by each of the Funds:

	Ordinary Income	Long-Term Capital Gain
Neutral 500	$109,182	$—
Hedged Plus	30,340	144,159
Hedged Core	39,601	112,448
Short Strategies	70,055	—
Master Neutral	205,134	—
ESG Large Value	95,326	16

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Where appropriate, all designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2020 were designated as “qualified dividend income”, as defined in the Act, and are subject to reduced tax rates:

Neutral 500	100.00%
Hedged Plus	100.00%
Hedged Core	100.00%
Short Strategies	100.00%
Master Neutral	22.57%
ESG Large Value	28.48%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

Neutral 500	100.00%
Hedged Plus	100.00%
Hedged Core	100.00%
Short Strategies	100.00%
Master Neutral	22.95%
ESG Large Value	27.72%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

Neutral 500	1.25%
Hedged Plus	0.12%
Hedged Core	2.82%
Short Strategies	2.81%
Master Neutral	8.91%
ESG Large Value	36.23%

99

GOTHAM FUNDS

Shareholder Tax Information (Concluded)

(Unaudited)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Neutral 500	100.00%
ESG Large Value	100.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

100

GOTHAM FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Consideration of Investment Advisory Agreement

At a videoconference meeting held on June 22-23, 2020 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Gotham Asset Management, LLC (“Gotham” or the “Adviser”) and the Trust (the “Gotham Agreement”) on behalf of the Gotham Neutral 500 Fund, Gotham Hedged Plus Fund, Gotham Hedged Core Fund, Gotham Short Strategies Fund, Gotham Master Neutral Fund and Gotham ESG Large Value Fund (together, the “Gotham Funds”). At the Meeting, the Board considered the continuation of the Gotham Agreement with respect to the Gotham Funds for an additional one year period.

In determining whether to continue the Gotham Agreement for an additional one-year period, the Trustees, including the Independent Trustees, considered information provided by Gotham in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Gotham 15(c)Response”) regarding (i) the services performed for the Gotham Funds, (ii) the size and qualifications of Gotham’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Gotham Funds, (iv) investment performance, (v) the financial condition of Gotham, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Gotham Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Gotham’s ability to service the Gotham Funds, and (x) compliance with the Gotham Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the Gotham 15(c) Response, the Trustees received reports at Board meetings throughout the year covering matters such as the relative performance of the Gotham Funds, compliance with the Fund’s respective investment objectives, policies, strategies and limitations, compliance of portfolio management personnel with the applicable code of ethics, and adherence to pricing procedures as established by the Board (each, as applicable).

The Board noted that representatives of Gotham joined the Meeting by videoconference and discussed Gotham’s history, performance, investment strategy, and compliance program. Representatives of Gotham responded to questions from the Board. In addition to the Gotham 15(c) Response, the Trustees also considered other factors they believed to be relevant to considering the continuation of the Gotham Agreement, including the matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Gotham Funds and Gotham, as provided by the terms of the Gotham Agreement, including the advisory fees under the Gotham Agreement, are fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by Gotham to the Gotham Funds. The Trustees considered Gotham’s personnel and the depth of Gotham’s personnel who provide investment management services to the Gotham Funds and the depth of their experience. Based on the Gotham 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided by Gotham are appropriate and consistent with the terms of the Gotham Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Gotham Funds are likely to benefit from the continued provision of those

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GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

services, (iv) Gotham has sufficient personnel, with the appropriate skills and experience, to serve the Gotham Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Gotham Funds is likely to continue under the Gotham Agreement.

The Board discussed Gotham’s business continuity plan, and its ability to continue to manage the Gotham Funds effectively in light of the recent volatility in financial markets as a result of the COVID-19 virus outbreak.

The Trustees considered the investment performance for the Gotham Funds and Gotham. The Trustees reviewed historical performance charts which showed the performance of the Gotham Funds as compared to their respective benchmark indices and Lipper categories for the since inception, year-to-date, one year, two year, three year, five year and ten year periods ended March 31, 2020 as applicable. The Trustees considered the short term and long term performance of the Gotham Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

Gotham ESG Large Value Fund. The Trustees noted that the Gotham ESG Large Value Fund underperformed the Lipper Multi-Cap Core Funds Index and S&P 500 Total Return Index for the year to date, one year and since inception periods ended March 31, 2020.

Gotham Hedged Core Fund. The Trustees noted that the Gotham Hedged Core Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the one year, two year, three year and since inception periods ended March 31, 2020 and underperformed for the year to date period. They also noted that the Gotham Hedged Core Fund outperformed the HFRX Equity Hedge Index for the year to date, one year, two year, three year and since inception periods ended March 31, 2020.

Gotham Hedged Plus Fund. The Trustees noted that the Gotham Hedged Plus Fund outperformed the Lipper Alternative Long/Short Equity Funds Index and HFRX Equity Hedge Index for the two year, three year and since inception periods ended March 31, 2020 and underperformed each index for the year to date period. The Trustees further noted that the Gotham Hedged Plus Fund outperformed the HFRX Equity Hedge Index and underperformed the Lipper Alternative Long/Short Equity Funds Index for the one year period ended March 31, 2020.

Gotham Master Neutral Fund. The Trustees noted that the Gotham Master Neutral Fund outperformed the HFRX Equity Hedge Index for the year to date, one year, two year and since inception periods ended March 31, 2020. They further noted that that the Gotham Master Neutral Fund underperformed the Lipper Alternative Equity Market Neutral Funds Index for the year-to-date and one year periods ended March 31, 2020 and outperformed the Lipper Alternative Equity Market Neutral Funds Index for the two year and since inception periods ended March 31, 2020.

Gotham Neutral 500 Fund. The Trustees noted that the Gotham Neutral 500 Fund underperformed the ICE BofAML US 3-Month Treasury Bill Index for the year-to-date, one year, two year and three year periods ended March 31, 2020 and outperformed the ICE BofAML US 3-Month Treasury Bill Index for the since inception period ended March 31, 2020. The Trustees further noted that the Gotham Neutral 500 Fund outperformed the Lipper Alternative Equity Market Neutral Funds Index for the two year, three year and since inception periods ended March 31, 2020 and underperformed the Lipper Alternative Equity Market Neutral Funds Index for the year-to-date and one year periods ended March 31, 2020.

Gotham Short Strategies Fund. The Trustees noted that that the Gotham Short Strategies Fund outperformed the Lipper Alternative Long/Short Equity Index for the year-to-date, one year and two year periods ended March 31, 2020 and underperformed the Lipper Alternative Long/Short Equity Index for the three year, five year, ten year and since inception periods ended March 31, 2020. The Trustees further noted that the Gotham Short Strategies Fund outperformed the S&P 500 Inverse 50% Index for the year-to-date, one year, three year, five year, ten year and since inception periods ended March 31, 2020 and underperformed the S&P 500 Inverse 50% Index for the two year period ended March 31, 2020.

The Trustees concluded that the performance of each of the Gotham Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of Gotham had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Funds and any other ancillary benefit resulting from the Gotham’s relationship with the Funds.

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GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

The Trustees also reviewed information regarding the fees Gotham charges to certain other clients and evaluated explanations provided by Gotham as to differences in fees charged to the Funds and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for each Gotham Fund versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by Gotham are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by Gotham.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Gotham Hedged Core Fund. The contractual advisory fee and net total expense ratio for the Gotham Hedged Core Fund’s Institutional Class shares were lower than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Hedged Core Fund’s Peer Group with $250 million or less in assets.

Gotham Hedged Plus Fund. The contractual advisory fee and the net total expense ratio for the Gotham Hedged Plus Fund’s Institutional Class shares were equal to and lower than, respectively, the median gross advisory fee and net total expense ratio for those funds in the Gotham Hedged Plus Fund’s Peer Group with $250 million or less in assets.

Gotham Master Neutral Fund. The net advisory fee and net total expense ratio for the Gotham Master Neutral Fund’s Institutional Class shares were lower than the median net advisory fee and net total expense ratio for those funds in the Gotham Master Neutral Fund’s Peer Group with $250 million or less in assets. The Trustees discussed that the Gotham Master Neutral Fund is a “fund of funds,” and that there is no advisory fee in respect of assets invested in other funds advised by Gotham.

Gotham Neutral 500 Fund. The contractual advisory fee and net total expense ratio for the Gotham Neutral 500 Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Neutral 500 Fund’s Peer Group with $250 million or less in assets.

Gotham Short Strategies Fund. The contractual advisory fee and net total expense ratio for the Gotham Short Strategy Fund’s Institutional Class shares were higher and substantially in line with, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Short Strategies Fund’s Peer Group with $250 million or less in assets.

Gotham ESG Large Value Fund. The contractual advisory fee and net total expense ratio for the Gotham ESG Large Value Fund’s Institutional Class shares were higher than and lower than, respectively, the median of the contractual advisory fee and net total expense ratio for those funds in the Gotham ESG Large Value Fund’s Peer Group with $250 million or less in assets.

The Trustees also discussed the limitations of the comparative expense information provided with respect to each Gotham Fund’s Peer Group, given the potential varying nature, extent and quality of the services provided by the advisors of other portfolios included in each of the Peer Groups. Based upon their review, the Trustees concluded that the respective advisory fees for the Gotham Funds were reasonable in light of the high quality of services received by the Funds from Gotham.

The Trustees considered the costs of the services provided by Gotham, the compensation and benefits received by Gotham in providing services to the Gotham Funds, its profitability and certain additional information related to Gotham’s financial condition. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Gotham.

The Trustees considered the extent to which economies of scale may be realized relative to fee levels, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted Gotham’s representation that none of the Funds have reached an asset size at which economies of scale would traditionally be considered to exist, and Gotham’s belief that breakpoints are not appropriate at this time. The Board further considered Gotham’s representation that the nature of various of the Funds’ investment strategies were such that future capacity was constrained based on Gotham’s ability to implement the strategy above certain asset levels, and as such the Funds’ ability to achieve future economies of scale were limited relative to more traditional asset classes. Based on the foregoing information, the Board concluded that economies of scale did not yet exist for the Funds and that therefore it was not yet necessary to consider whether the fee structure of the Funds provided an adequate mechanism for sharing the benefit of any such economies.

103

GOTHAM FUNDS

Other Information (Concluded)

(Unaudited)

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the Gotham Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

104

GOTHAM FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at (877) 974-6852.

105

GOTHAM FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Board” or the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Funds. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	38	Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

106

GOTHAM FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	38	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

107

GOTHAM FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company with 3 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax - U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

108

Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

GOTIII-0920

SIRIOS LONG/SHORT FUND

Annual Investment Adviser’s Report

September 30, 2020

(Unaudited)

Dear Fellow Shareholder:

Sirios Long/Short Fund Class I shares (SLHIX) returned -5.13% net of expenses for the fiscal year ended September 30, 2020, while the HFRX Equity Hedge Index returned -0.39%.

The Sirios Long/Short Fund is a liquid, long/short strategy that seeks to achieve long-term capital appreciation. The Fund’s long exposure is comprised of companies exhibiting earnings growth potential and attractive valuation. Meanwhile, short exposure includes sector and index hedges, as well as mega-capitalization, single-stock positions. Single-stock and index put options may also be utilized.

Portfolio Review

For the fiscal year, long positions contributed 4.25% to gross performance, while short positions detracted 7.50%. Other income, expenses, and currency hedges detracted 1.88%. Geographically, North America and Europe detracted 2.97% and 0.28%, respectively, from gross performance. The most significant individual positive long contributors (+6.35%) were Cellnex Telecom (Spain), Lowe’s, Varonis Systems, AbbottLaboratories, and Qualcomm. The most significant long detractors (-5.95%) were Airbus (France), WWE, J.P. Morgan, American Express, and Truist Financial.

Exposure Analysis

Total net exposure as of fiscal year-end was 62%, as compared to 57% for the prior fiscal year-end, as gross long exposure increased by 5% and gross short exposure was consistent with the prior fiscal year-end. Net exposure is balanced across the Technology/Communications (+23%), Health Care (+22%), Consumer (+15%), Energy/Industrials (+10%), and Financials/Real Estate (+10%) sectors. During the fiscal year, net exposure increased in the Technology/Communications (+11%), Consumer (+6%), and Health Care (+3%) sectors, while declining in the Financials/Real Estate (-6%) and Energy/Industrials (-2%) sectors.

Net exposure remains primarily focused on North America (+44%), with positive net exposure to Europe (+18%) and no direct exposure to Asia as of fiscal year-end. Net exposure to North America and Europe increased by 2% and 3%, respectively, during the fiscal year, both driven by higher gross long exposure.

Market Overview

The U.S. economy continued to demonstrate stable, yet more moderate growth through the end of 2019, leading to strong, broad-based equity market gains in the fourth quarter of 2019. However, the onset of the COVID-19 global pandemic led to expectations for a sharp global recession and a global equity market sell-off in the first quarter of 2020. After rising by 2.1% in the fourth quarter of 2019, U.S. real GDP declined by 5% in the first quarter of 2020 and by 31.7% in the second quarter of 2020, before bouncing back sharply in the third quarter of 2020. The pandemic caused significant stress on the U.S. labor market, as payroll employment declined by 20.5 million in April and the unemployment rate jumped to 14.7%,

SIRIOS LONG/SHORT FUND

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

before rebounding sharply in May and continuing to decline to 8.4% in August. The U.S. housing market also staged a strong recovery after dipping in March and April, with new home sales, existing home sales, and mortgage applications all surging. The manufacturing sector continued to rebound, with the ISM Manufacturing Index, Empire Manufacturing Index, and the Richmond Fed Manufacturing Index all increasing more than expected and climbing into positive territory during the third quarter of 2020. After approximately 36% of S&P 500 companies had pulled earnings guidance in the first quarter of 2020, corporate earnings trends were largely better than feared in the second quarter of 2020. S&P 500 EPS declined by roughly 31% year-over-year in the second quarter of 2020 (compared to the 44% decline anticipated by consensus at the beginning of earnings season), with approximately 80% of companies exceeding earnings estimates by a median of 22% and 66% of companies topping revenue estimates by an average of 8%.

Monetary and fiscal policy both eased dramatically beginning in March 2020 in an effort to combat the economic impact from the pandemic. The Federal Reserve (“Fed”) lowered the target range for the federal funds rate to 0.00% – 0.25% and began to utilize several other tools to battle the pandemic, including injections into the Treasury and Agency Residential Mortgage-Backed Securities markets, cutting the discount window rate, and subsequently uncapping asset purchases and new facilities to support credit flow to employers, consumers, and businesses. At the conclusion of the September 2020 Federal Open Market Committee meeting, the committee left the target range for the federal funds rate unchanged at 0.00% - 0.25% and provided aggressive new forward guidance stating that it doesn’t expect to raise interest rates until the economy reaches full employment and inflation has climbed to 2 percent and is on track to moderately exceed 2 percent for some time. Based upon the committee’s actions and guidance, the median projected path for the policy rate to stay at zero is through 2023. The U.S. House and Senate agreed to a $2 trillion CARES Act, the largest fiscal rescue package in U.S. history, which was signed into law on March 27th. Congress continued to debate an additional coronavirus fiscal stimulus plan through the third quarter of 2020, with House Democrats and the U.S. Treasury Secretary both unveiling new proposals in late September.

Outlook

Economic growth is likely to be quite robust during the third quarter as the economy begins to recover from the COVID-induced second quarter contraction. The combination of extraordinary stimulus, provided through fiscal and monetary tools, along with major advancements in COVID testing, treatments, and vaccines should buoy economic optimism and a return toward normalcy as we enter 2021. Testing capacity is set to ramp to over 150M per month in the U.S., including new rapid antigen tests, which can provide accurate results in 15 minutes at the point of care. Advancements in the treatment regime has reduced the risk of fatality and significantly lowered the length of hospital stay across all age cohorts. Vaccine capacity is expected to ramp to over 160M in the fourth quarter and over 1.3B in 2021, once FDA approval is received. The US has made tremendous progress in just a matter of months despite initial expectations that vaccines and treatments would take years.

2

SIRIOS LONG/SHORT FUND

Annual Investment Adviser’s Report (Concluded)

September 30, 2020

(Unaudited)

As COVID-related expectations begin to shift to a more optimistic outlook, the bifurcation in the stock market is likely to see a dramatic reversal. Interest rates could also reset back to higher levels, especially given the heightened Fed focus on moving the rate of inflation above the 2% long-term target. The combination of economic optimism and higher rates could severely affect the “COVID-proof” segments of the market where earnings certainty has pushed valuations to levels we feel are unsustainable. With the major indices now loaded with extremely overvalued technology, new media, and internet stocks, the reversal could be quite abrupt. Communications+Amazon+Technology (CAT) now account for over 45% of the companies that comprise the S&P 500 index and are valued at 34x forward earnings. We remain positioned in sectors and companies that we feel are attractively valued on normalized earnings and should outperform as COVID fears abate and the economy and social behavior returns to normal.

Thank you for your continued confidence in Sirios Capital Management.

Sincerely,

John F. Brennan, Jr.

Managing Director

This letter is intended to assist shareholders in understanding how the Sirios Long/Short Fund performed during the year ended September 30, 2020. Any statements of opinion constitute only past opinions of Sirios Capital Management, L.P. (“Sirios”), which may have changed and which Sirios does not undertake to update. Past performance is no guarantee of future results of any fund or account managed by Sirios.

The above commentary is for informational purposes only and is not intended as investment advice or securities recommendations, either explicit or implicit.

Sector exposures and holdings are subject to change. Exposures are expressed as a percentage of net assets and exclude cash and cash equivalents.

3

SIRIOS LONG/SHORT FUND

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Sirios Long/Short Fund Institutional Class

vs. HFRX Equity Hedge Index

Average Annual Total Returns for the Period Ended September 30, 2020
	1 Year	Since Inception
Institutional Class	-5.13%	1.68%*
HFRX Equity Hedge Index	-0.39%	-1.28%**

*	The Sirios Long/Short Fund (the “Fund”) Institutional Class shares commenced operations on May 3, 2018.

**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5704. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated February 1, 2020 are 2.72% and 1.60%, respectively, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Sirios Capital Management, L.P. (the “Adviser”) has contractually agreed to reduce its compensation and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by the Trust, dividend and interest expense on short sales of securities, and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2021, unless

4

SIRIOS LONG/SHORT FUND

Annual Report

Performance Data (Concluded)

September 30, 2020

(Unaudited)

the Board of Trustees of the Trust approves its earlier termination. This agreement may be terminated only by the Fund’s Board of Trustees. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek recoupment from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the HFRX Equity Hedge Index (“HFRX Index”). Hedge Fund Research, Inc. constructs the HFRX Index methodology. The HFRX Index is comprised of long/short equity hedge funds. The HFRX Index is unmanaged and its returns (i) do not include sales charges or fees, which would lower performance; and (ii) are subject to a variety of material distortions, as investments in hedge funds typically involve substantial risks, including the “risk of ruin.” It is impossible to invest directly in an index.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Mutual Fund investing involves risk, including loss of principal.

5

SIRIOS LONG/SHORT FUND

Fund Expense Disclosure

September 30, 2020

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2020 through September 30, 2020 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

SIRIOS LONG/SHORT FUND

Fund Expense Disclosure (Concluded)

September 30, 2020

(Unaudited)

	Sirios Long/Short Fund

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,080.60	$8.32
Hypothetical (5% return before expenses)	1,000.00	1,017.00	8.07

*

Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2020 of 1.60% for Institutional Class shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 366 to reflect the period. The Institutional Class shares ending account values on the first line of the table is based on the actual six-month total return for the Fund of 8.06%.

7

SIRIOS LONG/SHORT FUND

Portfolio Holdings Summary Table

September 30, 2020

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Healthcare-Products	14.7%	$3,746,474
Software	8.9	2,277,789
Pharmaceuticals	7.2	1,829,610
Aerospace & Defense	6.2	1,589,495
Banks	6.1	1,541,517
Retail	6.0	1,540,947
Semiconductors	5.1	1,310,538
Electronics	4.7	1,185,667
Insurance	3.2	819,394
Healthcare-Services	2.9	742,514
Telecommunications	2.9	727,841
Chemicals	2.7	698,117
Commercial Services	2.4	622,812
Beverages	2.1	527,217
Lodging	1.8	469,680
Transportation	1.7	442,367
Building Materials	1.5	393,775
Computers	1.3	318,213
Toys/Games/Hobbies	1.2	299,198
Media	1.2	296,321
Leisure Time	1.1	280,058
Home Builders	1.1	272,797
Airlines	1.0	256,425
Housewares	1.0	254,536
Environmental Control	0.8	199,296
Diversified Financial Services	0.8	192,270
Industrials	0.6	140,638
Food	0.5	129,528
Oil & Gas	0.4	102,724
Machinery-Diversified	0.2	63,231
Short-Term Investments	8.0	2,034,969

Total Long Positions	99.3	25,305,958

SHORT POSITIONS:
Corporate Bonds and Notes:
Retail	(0.2)	(46,900)

Total Short Positions	(0.2)	(46,900)

Other Assets In Excess of Liabilities	0.9%	226,701

NET ASSETS	100.0%	$25,485,759

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

SIRIOS LONG/SHORT FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value

LONG POSITIONS — 99.3%

COMMON STOCKS — 91.3%

Aerospace & Defense — 6.2%
Airbus SE (France)*	8,124	$589,202
HEICO Corp., Class A	1,918	170,050
Raytheon Technologies Corp.	10,963	630,811
Safran SA (France)*	2,027	199,432

		1,589,495

Airlines — 1.0%
Southwest Airlines Co.	6,838	256,425

Banks — 6.1%
JPMorgan Chase & Co.	10,385	999,764
KeyCorp.	45,411	541,753

		1,541,517

Beverages — 2.1%
Constellation Brands, Inc., Class A	2,782	527,217

Building Materials — 1.5%
AZEK Co., Inc. (The)*	7,543	262,572
Vulcan Materials Co.	968	131,203

		393,775

Chemicals — 2.7%
Sherwin-Williams Co. (The)	672	468,209
Valvoline, Inc.	12,075	229,908

		698,117

Commercial Services — 2.4%
PayPal Holdings, Inc.*	3,161	622,812

Computers — 1.3%
Varonis Systems, Inc.*	2,757	318,213

	Number of Shares	Value

COMMON STOCKS — (Continued)

Diversified Financial Services — 0.8%
Tradeweb Markets, Inc., Class A	3,315	$192,270

Electronics — 4.7%
Garmin Ltd (Switzerland)	1,632	154,812
Keysight Technologies, Inc.*	5,192	512,866
Roper Technologies, Inc.	1,311	517,989

		1,185,667

Environmental Control — 0.8%
Waste Connections, Inc.	1,920	199,296

Food — 0.5%
General Mills, Inc.	2,100	129,528

Healthcare-Products — 14.7%
Abbott Laboratories	9,873	1,074,479
Alcon, Inc., (Switzerland)*	31,064	1,769,095
Boston Scientific Corp.*	13,123	501,430
Danaher Corp.	961	206,932
Medtronic PLC (Iran)	1,872	194,538

		3,746,474

Healthcare-Services — 2.9%
HCA Healthcare Inc.	4,485	559,190
IQVIA Holdings Inc.*	1,163	183,324

		742,514

Home Builders — 1.1%
DR Horton Inc.	3,607	272,797

Housewares — 1.0%
Toro Co. (The)	3,032	254,536

Industrials — 0.6%
3M Co.	878	140,638

Insurance — 3.2%
Arthur J Gallagher & Co.	1,315	138,838

The accompanying notes are an integral part of the financial statements.

9

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value

COMMON STOCKS — (Continued)

Insurance — (Continued)
Berkshire Hathaway, Inc., Class B*	3,196	$680,556

		819,394

Leisure Time — 1.1%
Brunswick Corp.	4,754	280,058

Lodging — 1.8%
Las Vegas Sands Corp.	10,066	469,680

Machinery-Diversified — 0.2%
Otis Worldwide Corp.	1,013	63,231

Media — 1.2%
World Wrestling Entertainment, Inc., Class A	7,322	296,321

Oil & Gas — 0.4%
ConocoPhillips	3,128	102,724

Pharmaceuticals — 7.2%
Covetrus, Inc.*	9,291	226,700
Eli Lilly and Co.	5,506	814,998
Pfizer, Inc.	21,469	787,912

		1,829,610

Retail — 6.0%
BJ’s Wholesale Club Holdings, Inc.*	6,621	275,103
Lowe’s Cos, Inc.	5,397	895,146
TJX Cos, Inc. (The)	1,750	97,388
Williams-Sonoma, Inc.	3,022	273,310

		1,540,947

Semiconductors — 5.1%
Analog Devices, Inc.	2,604	303,991
Qorvo, Inc.*	522	67,343
QUALCOMM, Inc.	7,981	939,204

		1,310,538

	Number of Shares	Value

COMMON STOCKS — (Continued)

Software — 8.9%
Autodesk, Inc.*	2,211	$510,763
Dropbox, Inc., Class A*	29,236	563,085
Electronic Arts, Inc.*	2,588	337,501
Microsoft Corp.	1,340	281,842
PTC, Inc.*	4,076	337,167
Verra Mobility Corp.*	25,614	247,431

		2,277,789

Telecommunications — 2.9%
Nokia Oyj, SP ADR (Finland)*	62,395	243,964
Telefonaktiebolaget LM Ericsson, Class B (Sweden)	23,453	256,652
Vodafone Group PLC (United Kingdom)	171,434	227,225

		727,841

Toys/Games/Hobbies — 1.2%
Hasbro Inc.	3,617	299,198

Transportation — 1.7%
Union Pacific Corp.	2,247	442,367

TOTAL COMMON STOCKS (Cost $21,859,623)		23,270,989

SHORT-TERM INVESTMENTS — 8.0%
Dreyfus Treasury & Cash Management, Institutional Shares, 0.01%(a)	2,034,969	2,034,969

TOTAL LONG POSITIONS - 99.3% (Cost $23,894,592)		$25,305,958

The accompanying notes are an integral part of the financial statements.

10

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Continued)

September 30, 2020

Number of Shares		Value

SHORT POSITIONS — (0.2)%

CORPORATE BONDS AND NOTES — (0.2)%
Retail — (0.2)%
Kohl’s Corp., 5.550%, 07/17/2045	(51,000)	$(46,900)

TOTAL CORPORATE BONDS AND NOTES (Proceeds $46,920)		(46,900)

TOTAL SHORT POSITIONS - (0.2)% (Proceeds $46,920)		(46,900)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		226,701

NET ASSETS - 100.0%		$25,485,759

*	Non-income producing.
(a)	Rate disclosed is the 7-day yield at September 30, 2020.

Forward foreign currency contracts outstanding as of September 30, 2020 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
EUR	95,000	USD	111,450	12/16/20	MS	$ 131
GBP	11,000	USD	14,222	12/16/20	MS	(21)
USD	2,147,940	EUR	1,808,000	12/16/20	MS	24,382
USD	242,084	GBP	188,000	12/16/20	MS	(625)
USD	257,511	SEK	2,256,000	12/16/20	MS	5,357

						$29,224

The accompanying notes are an integral part of the financial statements.

11

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Continued)

September 30, 2020

The following table represents Total Return Swaps - Long positions and their related values as of September 30, 2020.

Reference Entity/Index (Receive)	Pay	Payment Frequency	Counter- Party	Expiration Date	Notional Amount	Value and Unrealized Appreciation

Cellnex Telecom SA	U.S. Fed Funds +0.550%	Maturity	MS	11/15/22	$853,634	$345,701

Becton Dickinson and Co	U.S. Fed Funds +0.500%	Maturity	MS	02/07/23	129,168	16,264

						$361,965

The following table represents Total Return Swaps - Short positions and their related values as of September 30, 2020.

Reference Entity/Index (Pay)	Receive	Payment Frequency	Counter- Party	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)

Dow Jones U.S. Real Estate Index	U.S. Fed Funds -0.200%	Maturity	MS	10/31/22	$113,104	$13,158
Gilead Sciences Inc	U.S. Fed Funds -0.300%	Maturity	MS	10/31/22	117,611	16,978
S&P 500 Index	U.S. Fed Funds -0.250%	Maturity	MS	10/31/22	3,627,582	(1,035,102)
S&P 500 Index Consumer Discretionary Select Sector	U.S. Fed Funds -0.250%	Maturity	MS	10/31/22	759,108	(199,175)
S&P 500 Index Financial Sector	U.S. Fed Funds -0.350%	Maturity	MS	10/31/22	571,866	104,062
S&P 500 Index Health Care Select Sector	U.S. Fed Funds -0.250%	Maturity	MS	10/31/22	690,313	(117,438)
S&P 500 Index Industrial Select Sector	U.S. Fed Funds -0.350%	Maturity	MS	10/31/22	744,127	(217,215)
S&P 500 Index Technology Select Sector	U.S. Fed Funds -0.100%	Maturity	MS	10/31/22	834,746	(168,253)

						$(1,602,985)

Total Swap Contracts						$(1,241,020)

The accompanying notes are an integral part of the financial statements.

12

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Concluded)

September 30, 2020

Legend

EUR	Euro
GBP	British Pound
MS	Morgan Stanley
PLC	Public Limited Company
SEK	Swedish Krona
SP ADR	Sponsored American Depository Receipt
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

13

SIRIOS LONG/SHORT FUND

Statement of Assets and Liabilities

September 30, 2020

Assets
Investments, at value (Cost $23,894,592)	$25,305,958
Cash	2,990,000
Unrealized appreciation on swap contracts	496,163
Receivable for investments sold	47,510
Unrealized appreciation on forward foreign currency contracts	29,870
Dividends and interest receivable	4,293
Receivable from Investment Adviser	2,073
Prepaid expenses and other assets	11,879

Total assets	28,887,746

Liabilities
Securities sold short, at value (Proceeds received $46,920)	46,900
Unrealized depreciation on swap contracts	1,737,183
Payable for investments purchased	1,490,885
Swap contracts settlement	61,191
Payable for audit fees	29,875
Payable for administration and accounting fees	14,166
Payable for printing fees	9,925
Payable for transfer agent fees	5,100
Payable for custodian fees	2,919
Payable for legal fees	2,366
Unrealized depreciation on forward foreign currency contracts	646
Interest payable on securities sold short	590
Accrued expenses	241

Total liabilities	3,401,987

Net Assets	$25,485,759

Net Assets Consisted of:
Capital stock, $0.01 par value	$25,329
Paid-in capital	25,519,212
Total distributable earnings	(58,782)

Net Assets	$25,485,759

Institutional Class:
Shares outstanding	2,532,884

Net asset value, offering and redemption price per share ($25,485,759 / 2,532,884 shares)	$10.06

The accompanying notes are an integral part of the financial statements.

14

SIRIOS LONG/SHORT FUND

Statement of Operations

For the Year Ended September 30, 2020

Investment Income
Dividends	$244,402
Less: foreign taxes withheld	(178)

Total investment income	244,224

Expenses
Advisory fees (Note 2)	352,430
Administration and accounting fees (Note 2)	65,511
Trustees’ and officers’ fees (Note 2)	43,422
Legal fees	39,658
Transfer agent fees (Note 2)	33,018
Audit fees	30,150
Registration and filing fees	27,889
Printing and shareholder reporting fees	23,293
Custodian fees (Note 2)	22,906
Other expenses	10,570

Total expenses before waivers and reimbursements	648,847

Less: waivers and reimbursements (Note 2)	(231,152)

Net expenses after waivers and reimbursements	417,695

Net investment loss	(173,471)

Net realized and unrealized gain/(loss) from investments
Net realized gain from investments	462,213
Net realized loss from foreign currency transactions	(3,765)
Net realized loss from forward foreign currency contracts	(113,679)
Net realized loss from swap contracts	(253,154)
Net change in unrealized appreciation/(depreciation) on investments	(85,509)
Net change in unrealized appreciation/(depreciation) on securities sold short	20
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	249
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(3,581)
Net change in unrealized appreciation/(depreciation) on swap contracts	(1,203,134)

Net realized and unrealized loss on investments	(1,200,340)

Net decrease in net assets resulting from operations	$(1,373,811)

The accompanying notes are an integral part of the financial statements.

15

SIRIOS LONG/SHORT FUND

Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Increase/(decrease) in net assets from operations:
Net investment loss	$(173,471)	$(43,160)
Net realized gain from investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	91,615	88,014
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(1,291,955)	1,006,055

Net increase/(decrease) in net assets resulting from operations	(1,373,811)	1,050,909

Less Dividends and Distributions to Shareholders From:
Total distributable earnings	(144,660)	(270,428)

Decrease in net assets from dividends and distributions to shareholders	(144,660)	(270,428)

Increase in net assets derived from capital share transactions (Note 4)	58,988	15,485,553

Total increase/(decrease) in net assets	(1,459,483)	16,266,034

Net assets
Beginning of year	26,945,242	10,679,208

End of year	$25,485,759	$26,945,242

The accompanying notes are an integral part of the financial statements.

16

SIRIOS LONG/SHORT FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Period May 3, 2018* to September 30, 2018
Per Share Operating Performance
Net asset value, beginning of period	$10.66	$10.68		$10.00

Net investment loss(1)	(0.07)	(0.02)		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.47)	0.27		0.69

Net increase/(decrease) in net assets resulting from operations	(0.54)	0.25		0.68

Dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.01)		—
Net realized capital gains	—	(0.26)		—

Total dividends and distributions to shareholders	(0.06)	(0.27)		—

Net asset value, end of period	$10.06	$10.66		$10.68

Total investment return(2)	(5.13)%	2.74%		6.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,486	$26,945		$10,679
Ratio of expenses to average net assets	1.60%	2.21	%(3)	2.10	%(3)(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.49%	3.33%		4.57	%(4)
Ratio of net investment loss to average net assets	(0.66)%	(0.22)%		(0.19	)%(4)
Portfolio turnover rate	153%	134%		49	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)

Ratio of expenses to average net assets with waivers and expense reimbursement, excluding short-sale dividend expense, was 1.60% for the year ended September 30, 2019 and for the period ended September 30, 2018.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

SIRIOS LONG/SHORT FUND

Notes to Financial Statements

September 30, 2020

1. Organization and Significant Accounting Policies

The Sirios Long/Short Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on May 3, 2018. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers Class A, Advisor Class, Institutional Class and Retail Class shares. As of September 30, 2020, Class A, Advisor Class and Retail Class shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward foreign currency contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Over the Counter (“OTC”) investments (including swap contracts) are generally valued by approved pricing services that use evaluated prices from various observable market factors. Securities that do not have a readily available current market value are valued in accordance with procedures adopted by the Trust’s Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances

18

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

where market quotes are not readily available and has delegated to Sirios Capital Management, L.P. (“Sirios” or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

19

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

The following is a summary of the inputs used, as of September 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Total Value at 09/30/20	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Long Positions:
Common Stocks:
Aerospace & Defense	$1,589,495	$800,861	$788,634	$—
Airlines	256,425	256,425	—	—
Banks	1,541,517	1,541,517	—	—
Beverages	527,217	527,217	—	—
Building Materials	393,775	393,775	—	—
Chemicals	698,117	698,117	—	—
Commercial Services	622,812	622,812	—	—
Computers	318,213	318,213	—	—
Diversified Financial Services	192,270	192,270	—	—
Electronics	1,185,667	1,185,667	—	—
Environmental Control	199,296	199,296	—	—
Food	129,528	129,528	—	—
Healthcare-Products	3,746,474	3,746,474	—	—
Healthcare-Services	742,514	742,514	—	—
Home Builders	272,797	272,797	—	—
Housewares	254,536	254,536	—	—
Industrials	140,638	140,638	—	—
Insurance	819,394	819,394	—	—
Leisure Time	280,058	280,058	—	—
Lodging	469,680	469,680	—	—
Machinery-Diversified	63,231	63,231	—	—
Media	296,321	296,321	—	—
Oil & Gas	102,724	102,724	—	—
Pharmaceuticals	1,829,610	1,829,610	—	—
Retail	1,540,947	1,540,947	—	—
Semiconductors	1,310,538	1,310,538	—	—
Software	2,277,789	2,277,789	—	—
Telecommunications	727,841	243,964	483,877	—
Toys/Games/Hobbies	299,198	299,198	—	—
Transportation	442,367	442,367	—	—
Short-Term Investments	2,034,969	2,034,969	—	—

20

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

Assets	Total Value at 09/30/20	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	$29,870	$—	$29,870	$—
Equity Contracts
Total Return Swap Contracts	496,163	—	496,163	—

Total Assets	$25,831,991	$24,033,447	$1,798,544	$—

Liabilities	Total Value at 09/30/20	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Short Positions:
Corporate Bonds and Notes Retail	$(46,900)	$—	$(46,900)	$—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	(646)	—	(646)	—
Equity Contracts
Total Return Swap Contracts	(1,737,183)	—	(1,737,183)	—

Total Liabilities	$(1,784,729)	$—	$(1,784,729)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been

21

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short-term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

22

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. The Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is

23

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract.

The Fund utilized Forward Contracts for hedging purposes to protect the Fund’s returns against adverse currency movements.

For the year ended September 30, 2020, the Fund’s average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign Currency Contracts - Purchased	Forward Foreign Currency Contracts - Sold
$710,452	$3,495,380

Purchased Options — The Funds may purchase option contracts. They are subject to interest rate and other risk exposure in the normal course of pursuing their investment objectives. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

For the year ended September 30, 2020, the quarterly average volume of purchased options was as follows:

Purchased Options (Cost)
$13,601

Total Return Swaps — Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. The unrealized appreciation or depreciation also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate (“EFFR”). Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the

24

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

The Fund used total return swaps to enhance returns, obtain short exposure as part of the Fund’s strategy and for market exposure.

For the year ended September 30, 2020, the quarterly average volume of the total return swaps were as follows:

Notional Amount – Long	Notional Amount – Short
$1,375,670	$9,346,110

Counterparty Risk — Certain of the derivatives entered into by the Fund may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Liquidity Risk — The Fund may be subject to liquidity risk primarily due to investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, Forward Contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable

25

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Master Netting Agreement — In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements — For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from

26

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

The following tables present derivative assets and liabilities net of amounts available for offset under a master netting agreement and any related collateral received or posted by the Fund for forward foreign currency contracts and total return swaps as of September 30, 2020:

Counterparty	Derivative Assets – Gross	Derivative Available for Offset	Collateral Received	Derivative Assets – Net*

Morgan Stanley	$526,033	$(526,033)	$—	$—

Counterparty	Derivative Liabilities–Gross	Derivative Available for Offset	Collateral Posted	Derivative Liabilities–Net**

Morgan Stanley	$(1,737,829)	$526,033	$—	$(1,211,796)

*	Net amount represents the net receivable from the counterparty in the event of a default.
**	Net amount represents the net payable to the counterparty in the event of a default.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

27

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

Short Sales — The Fund may sell securities short. A short sale involves the sale by the Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Fund complies with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.

As of September 30, 2020, the Fund had securities sold short totaling $46,900.

In accordance with the terms of its prime brokerage agreements, the Fund may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security.

Disclosures About Derivative Instruments and Hedging Activities

The following tables provide quantitative disclosures about fair value amounts of, gains and losses on, the Fund’s derivative instruments as of September 30, 2020.

The following table lists the fair values of the Fund’s derivative holdings as of September 30, 2020 grouped by contract type and risk exposure category.

Derivative Type	Location Statement of Assets and Liabilities	Equity Risk	Foreign Currency Risk	Total

	Asset Derivatives

Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$—	$29,870	$29,870

Swap Contracts	Unrealized appreciation on swap contracts	496,163	—	496,163

Total Value - Assets		$496,163	$29,870	$526,033

	Liability Derivatives

Forward Foreign Currency Contracts	Unrealized depreciation on forward foreign currency contracts	$—	$ (646)	$(646)

Swap Contracts	Unrealized depreciation on swap contracts	(1,737,183)	—	(1,737,183)

Total Value - Liabilities		$(1,737,183)	$ (646)	$(1,737,829)

28

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

The following table lists the amounts of realized gains or losses included in net decrease in net assets resulting from operations for the fiscal year ended September 30, 2020, grouped by contract type and risk exposure.

Derivative Type	Location Statement of Operations	Equity Risk	Foreign Currency Risk	Total

	Realized Gain (Loss)

Forward Foreign Currency Contracts	Net realized loss from forward foreign currency contracts	$—	$(113,679)	$(113,679)

Purchased Options	Net realized loss from investments	(67,673)	—	(67,673)

Swap Contracts	Net realized loss from swap contracts	(253,154)	—	(253,154)

Total Realized Loss		$(320,827)	$(113,679)	$(434,506)

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net decrease in net assets resulting from operations for the fiscal year ended September 30, 2020, grouped by contract type and risk exposure.

Derivative Type	Location Statement of Operations	Equity Risk	Foreign Currency Risk	Total

	Change in appreciation (depreciation)

Forward Foreign Currency Contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$(3,581)	$(3,581)

Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(1,203,134)	—	(1,203,134)

Total change in appreciation (depreciation)		$(1,203,134)	$(3,581)	$(1,206,715)

2. Transactions with Affiliates and Related Parties and Other Service Providers

Sirios Capital Management, L.P. (“Sirios”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser earns a monthly fee at the annual rate of 1.35% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its compensation and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by the Trust, dividend and interest expense on short sales of securities and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2021, unless the Board of Trustees approves its earlier termination. This agreement may be terminated only by the Fund’s Board of Trustees. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts

29

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek recoupment from the Fund for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation. As of September 30, 2020, the amount of potential recovery was as follows:

Expiration

September 30, 2021	September 30, 2022	September 30, 2023	Total

$71,400	$202,406	$231,152	$504,958

For the year ended September 30, 2020, the Adviser earned advisory fees of $352,430 and waived fees and/or reimbursed expenses of $231,152.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon and the Transfer Agent have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon and the Transfer Agent within three years of commencing operations. As of September 30, 2020, the amount of potential recovery was $54,771. The ability to recover such amounts previously waived expires on May 3, 2021.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer Agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

30

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended September 30, 2020, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$33,946,175	$35,749,415

4. Capital Share Transactions

For the years ended September 30, 2020 and 2019, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	September 30, 2020		September 30, 2019

	Shares	Value	Shares	Value
Institutional Class
Sales	9,524	$101,517	1,505,710	$15,290,625
Reinvestments	13,436	144,436	29,331	270,428
Redemptions	(17,953)	(186,965)	(7,164)	(75,500)

Net Increase	5,007	$58,988	1,527,877	$15,485,553

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold

31

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Continued)

September 30, 2020

would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended September 30, 2020, there were no reclassifications.

For the year ended September 30, 2020, the tax character of distributions paid by the Fund was $144,660 of ordinary income dividends. For the year ended September 30, 2019, the tax character of distributions paid by the Fund was $270,428 of ordinary income dividends.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	Undistributed Ordinary Income	Unrealized Depreciation
$9,678	$180,958	$(249,418)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of September 30, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$24,314,568

Gross unrealized appreciation on investments	1,459,305
Gross unrealized depreciation on investments	(1,708,723)

Net unrealized depreciation	$(249,418)

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2020, any amount of losses elected within the tax return will not be recognized

32

SIRIOS LONG/SHORT FUND

Notes to Financial Statements (Concluded)

September 30, 2020

for federal income tax purposes until October 1, 2020. For the year ended September 30, 2020, the Fund had no capital loss deferrals and no late year ordinary loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of September 30, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2020, the Fund did not have any capital loss carryforwards.

During the year ended September 30, 2020, the Fund utilized $97,301 of prior year capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

SIRIOS LONG/SHORT FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of Sirios Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sirios Long/Short Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from May 3, 2018 (commencement of operations) to September 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 3, 2018 (commencement of operations) to September 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures

34

SIRIOS LONG/SHORT FUND

Report of Independent Registered Public Accounting Firm

where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Sirios investment companies since 2018.

Philadelphia, Pennsylvania

November 25, 2020

35

SIRIOS LONG/SHORT FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended September 30, 2020, the Fund paid ordinary income distributions of $144,660. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 6.36%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

The percentage of ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004 is 100.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

36

SIRIOS LONG/SHORT FUND

Statement Regarding Liquidity Risk Management Program

(Unaudited)

On October 16, 2016, the Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the Sirios Long/Short Fund (the “Fund”), met on September 22-23, 2020 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Fund, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as the program administrator for the Fund’s Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of June 30, 2020 (the “Report”).

The Report described the Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of the Fund’s portfolio holdings, a HLIM was not currently required for the Fund.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follow:

A. The Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed the Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on the Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish the Fund’s reasonably anticipated trading size. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration the Fund’s shareholder ownership concentration and the fact that the shares of the Fund are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of the Fund to meet redemption expectations. In light of the Fund’s holdings, it was noted that the Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.

37

SIRIOS LONG/SHORT FUND

Statement Regarding Liquidity Risk Management Program (Concluded)

(Unaudited)

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in the Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that the Fund do not currently have a borrowing or other credit funding arrangement.

38

SIRIOS LONG/SHORT FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 640-5704 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

39

SIRIOS LONG/SHORT FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 640-5704.

40

SIRIOS LONG/SHORT FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (866) 640-5704.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

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SIRIOS LONG/SHORT FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	38	Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	38	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

42

SIRIOS LONG/SHORT FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company with 3 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

43

SIRIOS LONG/SHORT FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

44

Investment Adviser

Sirios Capital Management, L.P.

One International Place

Boston, MA 02110

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

SIRIOS LONG/

SHORT FUND

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

September 30, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. Instead, the shareholder reports will be available on the Fund’s website (www.sirioslp.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Fund, call Shareholder Services toll-free at (866) 640-5704 or write to the Fund at:

Sirios Long/Short Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

SIR-0920

TOBAM EMERGING MARKETS FUND

Annual Investment Adviser’s Report

September 30, 2020

(Unaudited)

Dear Shareholders,

Portfolio Performance

Since September 30, 2019, the return of the TOBAM Emerging Markets Fund (the “Fund”) was 5.30%, corresponding to an underperformance of 5.24% over the return of Morgan Stanley Capital International (“MSCI®”) Emerging Markets Net Total Return Index (“MSCI® EM Index”).

* Net return
	Start of the period		End of the period
Date Fund’s return	09/30/2019 5.30%	Benchmark’s return	09/30/2020 10.54%

* Volatility
	Start of the period		End of the period
Date Fund’s volatility	09/30/2019 25.96%	Benchmark’s volatility	09/30/2020 23.97%

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call (844) 282-6161.

Over the last quarter of 2019, equity markets saw strong growth with the MSCI® EM Index up a staggering +11.8%. Implied volatility ranged from 10-20% for the S&P 500® Total Return Index, far below the peak of late 2018 with most of the volatility over the year being related to US China trade negotiations. The US growth resisted the global growth synchronized slow-down, and the trade tensions relaxed by year’s end with the announcement of a deal between US and China.

After the devastating sell-off in the first quarter of 2020, investors quickly returned to risky assets as central banks and governments made unprecedented efforts to maintain market liquidity and economic stability. However, the actual economic impact of the lockdown resultant from the COVID-19 pandemic is still difficult to estimate and new lockdowns or other measures that might impede economic activity represent an important potential downside risk to markets. Even if central banks and governments continue their “whatever it takes” rhetoric, “zombie company”* economies in the developed world and a deep consumer crisis in emerging markets are a scenario that increasingly preoccupy investors.

* A zombie company is a company that needs bailouts in order to operate, or an indebted company that is able to repay the interest on its debts but not repay the principal.

TOBAM EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Continued)

September 30, 2020

(Unaudited)

Most emerging markets countries do not have the fiscal and monetary policy forces to provide rescue packages like that of the developed markets. These packages in developed markets helped compensate for most of the impact of the COVID-19 lockdowns and the somewhat subdued economic activity. As a consequence, the overall impact on emerging markets economies is much more severe than for developed markets economies. Additionally, within emerging markets, social disparity is increasing dramatically.

However, the picture is quite heterogeneous from one country to the other with MSCI® Brazil Net Total Return Index still being down by more than -40% year to date and the MSCI® China Net Total Return Index being back in the positive territory. The variance between countries is due to two main reasons in our opinion. First, the ability of each country to respond to the COVID-19 pandemic. Countries such as China, Korea or Taiwan have clearly been much better at managing the outbreak than countries like Brazil or India. Second, the dependence of each country on the economic consequences of the worldwide lockdown measures and the oil price war.

Management Policy of the Fund

The Adviser seeks to enhance the Fund’s portfolio diversification in terms of various risk metrics by applying a systematic, quantitative investment approach designed to identify securities of emerging market issuers included in the MSCI® EM Index that have the lowest possible correlation to each other for inclusion in the Fund’s portfolio.

From September 30, 2019 to September 30, 2020, the relative return of the Fund was -5.24%. Over the year, the MSCI® EM Index remained significantly biased toward Financials, Energy, Communication Services and Information Technology. The MSCI® EM Index biases toward Financials and Energy were not rewarded and this was beneficial for our strategy. However, the benchmark’s biases toward the Information Technology and Communication services sectors, specifically, the mega caps within these sectors, were rewarded. The benchmark’s bias to its top 5 holdings was the primary reason for the underperformance of the strategy and has led an even more concentrated benchmark.

The high market concentration into the mega caps provides an environment that is adverse to the Fund we feel the persistent uncertainty and dispersion in emerging markets provides outperformance opportunities for a diversified portfolio.

Since commencement of operations (April 25, 2017), the Fund underperformed the MSCI® EM Index by -3.96% as a result of the benchmark’s biases.

Portfolio Changes

The strategy is rebalanced on a quarterly basis. For the fiscal year ended September 30, 2020, the Fund’s portfolio turnover has been 42%.

Dividend Distribution

The Fund will distribute a dividend for the 2020 fiscal year according to the following schedule:

Distribution	Record Date	Ex-Date	Payment Date

Ordinary income	December 9, 2020	December 10, 2020	December 11, 2020

2

TOBAM EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Concluded)

September 30, 2020

(Unaudited)

Outlook

We don’t expect any major change in the management of the Fund in the coming months.

Sincerely,

TOBAM, Investment Adviser

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2020 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

TOBAM’s quantitative investment process is supported by extensive proprietary computer code. TOBAM’s researchers, software developers, and IT teams follow a structured design, development, testing, change control, and review process during the development of its systems and the implementation within our investment process. These controls and their effectiveness are subject to regular internal reviews. However, despite these extensive controls it is possible that errors may occur in coding and within the investment process, as is the case with any complex software or data-driven model, and no guarantee or warranty can be provided that any quantitative investment model is completely free of errors. Any such errors could have a negative impact on investment results.

Mega cap is a designation for the largest companies in the investment universe as measured by market capitalization. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. The risks of investing in emerging market countries are greater than the risks generally associated with foreign investments.

3

TOBAM EMERGING MARKETS FUND

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $500,000 (investment minimum) Investment in

TOBAM Emerging Markets Fund’s Class I vs.

Morgan Stanley Capital International (“MSCI®”) Emerging Markets Net Total Return Index (“MSCI® EM Net TR Index”)

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Years	Since Inception
Class I	5.30%	0.74%	4.42%*
MSCI® EM Net TR Index	10.54%	2.42%	5.45%

*	The TOBAM Emerging Markets Fund (the “Fund”) Class I shares commenced operations on April 25, 2017.

**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (844) 282-6161. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.20% and 1.10%, respectively, of the Fund’s average daily net assets for Class I shares. These ratios are stated in the current prospectus dated February 1, 2020, and may differ from the actual expenses incurred by the Fund for the period covered by this report. TOBAM (“TOBAM” or the “Adviser”) has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure

4

TOBAM EMERGING MARKETS FUND

Annual Report

Performance Data (Concluded)

September 30, 2020

(Unaudited)

that the Fund’s total operating expenses (excluding taxes, “Acquired Fund Fees and Expenses” (as defined in Form N-1A), dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis): (a) from the commencement of operations through April 30, 2018, 0.85% with respect to Class I shares, of average daily net assets and (b) from May 1, 2018 through January 31, 2021, 1.10% with respect to Class I shares, of average daily net assets (the “Expense Limitation”), unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup, subject to approval by the Board of Trustees, any expenses or fees it has waived or reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

A 1.00% redemption fee applies to shares redeemed within 30 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI® EM Net TR Index. The MSCI® EM Net TR Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America, and the Middle East. An index is unmanaged and it is not possible to invest in an index.

5

TOBAM EMERGING MARKETS FUND

Fund Expense Disclosure

September 30, 2020

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2020 through September 30, 2020 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

TOBAM EMERGING MARKETS FUND

Fund Expense Disclosure (Concluded)

September 30, 2020

(Unaudited)

	TOBAM Emerging Markets Fund

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*
Class I
Actual	$1,000.00	$1,328.40	$6.40
Hypothetical (5% return before expenses)	1,000.00	1,019.50	5.55

*

Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2020 of 1.10% for Class I shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of 32.84% for Class I shares.

7

TOBAM EMERGING MARKETS FUND

Portfolio Holdings Summary Table

September 30, 2020

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value

Common Stocks:
Pharmaceuticals	10.7%	$11,286,727
Telecommunications	9.9	10,377,778
Food	6.7	7,087,406
Software	6.1	6,430,991
Retail	6.0	6,310,803
Mining	5.1	5,307,378
Internet	4.7	4,971,207
Computers	4.3	4,493,449
Healthcare-Products	3.0	3,165,350
Commercial Services	2.8	2,889,207
Gas	2.7	2,827,758
Apparel	2.6	2,716,681
Auto Manufacturers	2.5	2,595,495
Electronics	2.3	2,461,321
Biotechnology	2.3	2,427,898
Oil & Gas	2.3	2,422,492
Semiconductors	1.9	1,944,578
Transportation	1.8	1,902,085
Healthcare-Services	1.8	1,902,029
Agriculture	1.7	1,762,155
Banks	1.7	1,745,226
Energy-Alternate Sources	1.3	1,409,575
Beverages	1.3	1,372,840
Home Furnishings	1.0	1,089,952
Forest Products & Paper	1.0	1,068,024
Miscellaneous Manufacturers	0.9	903,384
Insurance	0.9	901,701
Shipbuilding	0.8	856,054
Media	0.8	853,709

	% of Net Assets	Value

Common Stocks: (Continued)
Water	0.8%	$788,632
Chemicals	0.7	694,763
Diversified Financial Services	0.7	693,336
Auto Parts & Equipment	0.6	592,766
Iron/Steel	0.5	558,196
Housewares	0.5	525,802
Airlines	0.5	523,071
Leisure Time	0.5	509,341
Engineering & Construction	0.3	373,999
Electric	0.3	320,893
Household Products/Wares	0.3	287,128
Electrical
Components & Equipment	0.2	262,100
Cosmetics/Personal Care	0.2	256,821
Lodging	0.2	226,741
Investment Companies	0.2	216,545
Entertainment	0.2	159,541
Aerospace/Defense	0.1	145,320
Preferred Stocks:
Auto Manufacturers	0.2	241,362
Other Assets in Excess of Liabilities	2.1	2,171,098

NET ASSETS	100.0%	$105,030,708

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

TOBAM EMERGING MARKETS FUND

Portfolio of Investments

September 30, 2020

	Number of Shares	Value

COMMON STOCKS — 97.7%
Argentina — 0.2%
Globant SA*	1,257	$225,280

Brazil — 4.2%
Atacadao Sa	97,600	354,015
B2W Cia Digital*	44,700	719,782
BB Seguridade Participacoes SA	30,300	131,432
CCR SA	138,000	313,061
Cielo SA	434,700	305,751
IRB Brasil Resseguros SA	137,977	184,022
Magazine Luiza SA	16,100	256,727
Raia Drogasil SA	248,500	1,042,515
Suzano SA*	132,200	1,068,024

		4,375,329

China — 29.8%
AK Medical Holdings Ltd.	78,000	200,738
ANTA Sports Products, Ltd.	104,000	1,085,388
Autohome, Inc., ADR	3,433	329,568
Bosideng International Holdings, Ltd.	1,070,000	333,830
Brilliance China Automotive Holdings, Ltd.	126,000	119,078
CanSino Biologics, Inc., Class H*	19,600	417,837
Changchun High & New Technology Industry Group, Inc., Class A	6,400	348,421
China Communications Services Corp., Ltd., Class H	320,000	188,914
China Greatwall Technology Group Co. Ltd., Class A	61,400	145,361
China Literature Ltd.*	24,000	180,996

	Number of Shares	Value

COMMON STOCKS — (Continued)
China — (Continued)
China Mengniu Dairy Co., Ltd.	126,000	$594,310
China Merchants Energy Shipping Co. Ltd., Class A	136,600	115,988
China National Medicines Corp. Ltd., Class A	15,400	98,758
China National Software & Service Co. Ltd., Class A	9,700	118,894
China Northern Rare Earth Group High-Tech Co., Ltd., Class A*	61,700	97,803
China Resources Beer Holdings Co., Ltd.	120,000	737,026
China Resources Gas Group, Ltd.	282,000	1,266,162
Chongqing Zhifei Biological Products Co., Ltd., Class A	28,488	584,458
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	382,000	159,337
Dawning Information Industry Co. Ltd., Class A	24,300	135,268
ENN Energy Holdings, Ltd.	120,600	1,323,374
Eve Energy Co. Ltd., Class A	35,798	262,100
G-bits Network Technology Xiamen Co. Ltd., Class A	1,311	120,350
Gigadevice Semiconductor Beijing, Inc., Class A	8,500	217,073

The accompanying notes are an integral part of the financial statements.

9

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value

COMMON STOCKS — (Continued)
China — (Continued)
GOME Retail Holdings, Ltd.*	3,147,000	$416,827
GSX Techedu, Inc., ADR* .	9,683	872,535
Guangdong Investment, Ltd.	496,000	788,632
Heilongjiang Agriculture Co. Ltd., Class A	35,000	95,403
Hengan International Group Co., Ltd.	72,000	527,045
Innovent Biologics, Inc.*	24,000	178,973
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	19,600	94,553
Jiangxi Zhengbang Technology Co., Ltd., Class A	52,200	139,831
Kingdee International Software Group Co., Ltd.	324,000	845,090
Koolearn Technology Holding Ltd.*	61,500	264,237
Lingyi iTech Guangdong Co., Class A	107,200	177,616
LONGi Green Energy Technology Co., Ltd., Class A	71,500	791,054
Meituan Dianping, Class B*	28,300	891,487
Muyuan Foodstuff Co., Ltd., Class A	75,189	820,091
NAURA Technology Group Co. Ltd., Class A	9,800	231,257
New Hope Liuhe Co., Ltd., Class A	85,500	348,889
NIO, Inc., ADR*	41,464	879,866

	Number of Shares	Value

COMMON STOCKS — (Continued)
China — (Continued)
Perfect World Co., Ltd., Class A	35,650	$174,961
Pinduoduo, Inc., ADR*	12,855	953,198
Ping An Healthcare And Technology Co. Ltd.*	56,700	731,592
Sanan Optoelectronics Co., Ltd., Class A	91,200	329,930
Sangfor Technologies, Inc., Class A	5,496	171,415
SG Micro Corp., Class A	2,850	125,775
Shandong Gold Mining Co., Ltd., Class A	70,168	261,198
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	632,000	1,264,520
Shengyi Technology Co., Ltd., Class A	47,000	162,063
Shenzhen Goodix Technology Co., Ltd., Class A	8,800	204,517
Shenzhen Kaifa Technology Co. Ltd., Class A	25,900	79,116
Shenzhen Kangtai Biological Products Co., Ltd., Class A	12,400	332,490
Shenzhou International Group Holdings, Ltd	63,900	1,088,146
Silergy Corp.	3,000	177,861
TAL Education Group, ADR*	17,131	1,302,641
Thunder Software Technology Co. Ltd., Class A	8,200	104,348

The accompanying notes are an integral part of the financial statements.

10

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value

COMMON STOCKS — (Continued)
China — (Continued)
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	14,900	$98,526
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	63,400	207,106
Tianshui Huatian Technology Co. Ltd., Class A	51,700	104,608
Tingyi Cayman Islands Holding Corp.	664,000	1,175,741
Unigroup Guoxin Microelectronics Co. Ltd., Class A	11,500	202,494
Vipshop Holdings, Ltd., ADR*	29,986	468,981
Walvax Biotechnology Co., Ltd., Class A	29,400	220,411
Want Want China Holdings, Ltd.	1,492,000	1,042,579
Wens Foodstuffs Group Co., Ltd., Class A	124,320	357,941
Will Semiconductor, Ltd., Class A	10,841	284,302
Wingtech Technology Co. Ltd., Class A	19,300	333,016
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	39,400	230,744
WUS Printed Circuit Kunshan Co. Ltd., Class A	34,500	95,859

	Number of Shares	Value

COMMON STOCKS — (Continued)
China — (Continued)
Yonyou Network Technology Co., Ltd., Class A	66,690	$375,975
Zai Lab Ltd., ADR*	5,100	424,167
Zhaojin Mining Industry Co., Ltd.	356,000	437,838
Zhejiang NHU Co. Ltd., Class A	43,800	192,462

		31,260,939

Colombia — 0.2%
Grupo de Inversiones Suramericana SA	40,190	216,545

Czech Republic — 0.1%
Komercni banka AS*	5,861	123,495

Greece — 0.6%
JUMBO SA	26,678	467,089
OPAP SA	16,824	159,541

		626,630

Hong Kong — 0.8%
Sun Art Retail Group, Ltd.	794,000	881,543

India — 18.6%
Aurobindo Pharma, Ltd.	77,294	837,002
Avenue Supermarts Ltd.*	8,371	250,260
Bajaj Finance, Ltd.	12,214	547,211
Bandhan Bank Ltd.*	139,542	521,023
Bharat Petroleum Corp., Ltd.	205,117	981,712
Bharti Airtel, Ltd.	133,357	762,474
Bharti Infratel, Ltd.	104,800	249,597
Cipla, Ltd.	100,853	1,059,850
Container Corp Of India, Ltd.	46,757	233,235

The accompanying notes are an integral part of the financial statements.

11

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value

COMMON STOCKS — (Continued)
India — (Continued)
Dr Reddy’s Laboratories, Ltd.	26,454	$1,852,646
Eicher Motors Ltd.	26,450	789,700
HCL Technologies, Ltd.	145,102	1,599,765
Hero MotoCorp, Ltd.	11,933	509,341
Hindustan Petroleum Corp., Ltd.	204,706	501,097
Indian Oil Corp., Ltd.	357,531	358,440
Infosys, Ltd.	48,832	671,447
InterGlobe Aviation, Ltd.*	30,999	523,071
Lupin, Ltd.	73,563	1,005,798
Piramal Enterprises, Ltd.	8,575	146,125
Sun Pharmaceutical Industries, Ltd.	220,257	1,497,777
Tata Consultancy Services, Ltd.	45,805	1,549,695
Tech Mahindra, Ltd.	123,764	1,332,014
United Spirits, Ltd.*	90,840	635,814
Wipro, Ltd.	52,818	224,771
Zee Entertainment Enterprises, Ltd.	300,333	853,709

		19,493,574

Indonesia — 0.8%
Perusahaan Gas Negara Tbk PT	3,807,600	238,222
Telekomunikasi Indonesia Persero Tbk PT	2,056,900	355,152
Unilever Indonesia Tbk PT	526,200	287,128

		880,502

Malaysia — 3.4%
Axiata Group Bhd	743,685	529,677
Hartalega Holdings Bhd	59,700	233,827
Kossan Rubber Industries	47,800	158,062

	Number of Shares	Value

COMMON STOCKS — (Continued)
Malaysia — (Continued)
Maxis Bhd	611,300	$748,446
Public Bank Bhd	87,800	332,074
Supermax Corp. Bhd*	251,000	511,495
Top Glove Corp. Bhd	537,900	1,078,494

		3,592,075

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV, Class O*	77,500	267,744

Peru — 0.8%
Cia de Minas Buenaventura SAA, ADR	71,477	873,449

Poland — 0.8%
Orange Polska SA*	218,094	385,986
Polski Koncern Naftowy ORLEN SA	35,605	422,564

		808,550

Russia — 1.8%
Alrosa PJSC	307,650	291,808
PhosAgro PJSC, GDR	41,695	501,201
Polyus PJSC	4,777	999,899
Severstal PJSC	11,061	140,970

		1,933,878

South Africa — 2.2%
AngloGold Ashanti, Ltd.	34,685	907,349
Gold Fields, Ltd.	73,386	897,775
Harmony Gold Mining Co. Ltd.*	32,207	170,492
Sibanye Stillwater Ltd.	133,231	369,767

		2,345,383

South Korea — 14.9%
Alteogen, Inc.*	3,806	584,002

The accompanying notes are an integral part of the financial statements.

12

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value

COMMON STOCKS — (Continued)
South Korea — (Continued)
Amorepacific Corp.	1,158	$161,437
AMOREPACIFIC Group	2,289	95,384
Celltrion Healthcare Co. Ltd.*	13,960	1,047,170
Celltrion Pharm, Inc.*	5,523	533,593
Celltrion, Inc.*	2,385	524,614
Coway Co., Ltd.	16,026	1,089,952
Fila Korea, Ltd.	5,671	177,219
Hanmi Pharm Co., Ltd.	1,990	465,235
Hanon Systems	56,135	592,766
HLB, Inc.*	9,711	856,054
Hyundai Glovis Co., Ltd.	5,428	667,404
Hyundai Marine & Fire
Insurance Co., Ltd.	20,531	392,763
Kangwon Land, Inc.	12,333	226,741
Kia Motors Corp.	20,120	806,851
KMW Co., Ltd.*	8,805	588,491
Korea Aerospace Industries, Ltd.	7,493	145,320
LG Uplus Corp.	52,152	512,376
NCSoft Corp.	2,071	1,427,195
Netmarble Corp.*	4,639	656,315
Orion Corp.	7,790	872,882
Samsung Biologics Co. Ltd.*	416	245,248
Samsung Fire & Marine Insurance Co., Ltd.	1,242	193,484
Seegene, Inc.	3,724	829,183
Shinsegae, Inc.	835	151,083
SK Telecom Co., Ltd.	6,660	1,353,855
Yuhan Corp.	7,912	434,530

		15,631,147

	Number of Shares	Value

COMMON STOCKS — (Continued)
Taiwan — 9.0%
Accton Technology Corp.	91,000	$704,038
ASMedia Technology, Inc.	4,000	202,809
Asustek Computer, Inc.	44,000	387,122
AU Optronics Corp.*	1,029,000	400,769
Eclat Textile Co., Ltd.	54,660	683,445
Far EasTone Telecommuni-cations Co., Ltd.	523,000	1,104,616
Feng TAY Enterprise Co., Ltd.	127,200	767,871
Inventec Corp.	690,000	537,503
Micro-Star International Co., Ltd.	72,000	332,393
Nien Made Enterprise Co., Ltd.	44,000	525,802
President Chain Store Corp.	92,000	837,395
Taiwan High Speed Rail Corp.	662,000	726,121
Taiwan Mobile Co., Ltd.	364,000	1,216,593
United Microelectronics Corp.	248,000	244,622
Wiwynn Corp.	26,000	590,948
Yageo Corp.	12,000	147,352

		9,409,399

Thailand — 7.6%
Advanced Info Service PCL	255,500	1,384,173
Airports of Thailand PCL	103,300	185,085
Bangkok Bank PCL	38,700	117,919
Bangkok Dusit Medical Services PCL	1,908,900	1,170,437
Bangkok Expressway & Metro PCL	2,592,000	703,517
Berli Jucker PCL	415,900	484,858

The accompanying notes are an integral part of the financial statements.

13

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Continued)

September 30, 2020

	Number of Shares	Value

COMMON STOCKS — (Continued)
Thailand — (Continued)
Charoen Pokphand Foods PCL	1,260,920	$1,117,616
CP ALL PCL*	254,100	484,391
Energy Absolute PCL	496,600	618,521
Global Power Synergy PCL	176,000	320,893
Indorama Ventures PCL	289,000	193,562
Kasikornbank PCL	84,100	205,408
Thai Union Group PCL	1,032,200	458,848
TMB Bank PCL	6,288,300	177,563
True Corp. PCL	3,903,600	383,778

		8,006,569

Turkey — 1.6%
BIM Birlesik Magazalar AS	121,603	1,090,312
Eregli Demir ve Celik Fabrikalari TAS	340,398	417,226
Tupras Turkiye Petrol Rafinerileri AS*	15,467	158,679

		1,666,217

TOTAL COMMON STOCKS (Cost $92,701,025)		102,618,248

	Number of Shares	Value

PREFERRED STOCKS — 0.2%
South Korea — 0.2%
Hyundai Motor Co.(a)	3,198	$241,362

TOTAL PREFERRED STOCKS (Cost $215,943)		241,362

TOTAL INVESTMENTS - 97.9% (Cost $92,916,968)		102,859,610
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.1%		2,171,098

NET ASSETS - 100.0%		$105,030,708

*	Non-income producing.
(a)	Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.

ADR	American Depository Receipt
GDR	Global Depository Receipt
PCL	Public Company Limited

The accompanying notes are an integral part of the financial statements.

14

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

September 30, 2020

At September 30, 2020, the Fund held the following open positions in futures contracts:

Long Futures Outstanding	Expiration Date	Number of Contracts	Notional Cost	Notional Amount	Value and Unrealized Depreciation
MSCI® Emerging Markets Index	12/18/20	43	$2,396,820	$2,340,275	$(56,545)

					$(56,545)

The accompanying notes are an integral part of the financial statements.

15

TOBAM EMERGING MARKETS FUND

Statement of Assets and Liabilities

September 30, 2020

Assets
Investments, at value (Cost $92,916,968)	$102,859,610
Cash	1,210,095
Foreign currency (Cost $137,338)	135,084
Dividends receivable	54,606
Deposits for futures contracts*	1,061,853
Prepaid expenses and other assets	10,823

Total assets	105,332,071

Liabilities
Payable to Investment Adviser	196,009
Payable for audit fees	30,560
Payable for administration and accounting fees	23,703
Payable for custodian fees	19,454
Deferred foreign capital gains tax	14,297
Payable for printing fees	6,848
Payable for transfer agent fees	6,008
Payable for legal fees	2,380
Accrued expenses	2,104

Total liabilities	301,363

Net Assets	$105,030,708

Net Assets consisted of:
Capital stock, $0.01 par value	$98,312
Paid-in capital	101,802,388
Total distributable earnings/(loss)	3,130,008

Net Assets	$105,030,708

Class I:
Shares outstanding	9,831,212

Net asset value, offering and redemption price per share ($105,030,708 / 9,831,212 shares)	$10.68

*	Primary risk exposure is equity index contracts.

The accompanying notes are an integral part of the financial statements.

16

TOBAM EMERGING MARKETS FUND

Statement of Operations

For the Year Ended September 30, 2020

Investment income
Dividends	$2,005,730
Less: foreign taxes withheld	(228,818)

Total investment income	1,776,912

Expenses
Advisory fees (Note 2)	798,042
Custodian fees (Note 2)	104,722
Administration and accounting fees (Note 2)	83,887
Trustees’ and officers’ fees (Note 2)	46,707
Audit fees	34,577
Registration and filing fees	27,525
Transfer agent fees (Note 2)	23,877
Legal fees	17,403
Printing and shareholder reporting fees	16,108
Other expenses	10,500

Total expenses before waivers and reimbursements	1,163,348

Less: waivers and reimbursements (Note 2)	(64,807)

Net expenses after waivers and reimbursements	1,098,541

Net investment income	678,371

Net realized and unrealized gain/(loss) from investments
Net realized loss from investments*	(3,232,435)
Net realized loss from foreign currency transactions	(56,209)
Net realized gain from futures contracts**	881,660
Net change in unrealized appreciation/(depreciation) on investments***	7,129,808
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	611
Net change in unrealized appreciation/(depreciation) on futures contracts**	(44,335)

Net realized and unrealized gain on investments	4,679,100

Net increase in net assets resulting from operations.	$5,357,471

*	Net realized loss from investments includes foreign capital gains tax of $2,006.
**	Primary risk exposure is equity index contracts.
***	Includes net increase in deferred foreign capital gains tax of $14,297.

The accompanying notes are an integral part of the financial statements.

17

TOBAM EMERGING MARKETS FUND

Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Increase/(decrease) in net assets from operations:
Net investment income	$678,371	$1,236,436
Net realized gain/(loss) from investments, futures contracts and foreign currency transactions	(2,406,984)	(4,832,608)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and foreign currency transactions	7,086,084	(697,768)

Net increase/(decrease) in net assets resulting from operations	5,357,471	(4,293,940)

Less dividends and distributions to shareholders from:
Total distributable earnings	(1,093,800)	(3,514,086)

Net decrease in net assets from dividends and distributions to shareholders	(1,093,800)	(3,514,086)

Increase in net assets derived from capital share transactions (Note 4)	1,093,620	57,659,751

Total increase in net assets	5,357,291	49,851,725

Net assets
Beginning of year	99,673,417	49,821,692

End of year	$105,030,708	$99,673,417

The accompanying notes are an integral part of the financial statements.

18

TOBAM EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period April 25, 2017* to September 30, 2017

Per Share Operating Performance
Net asset value, beginning of period	$10.25	$11.58	$11.35	$10.00

Net investment income(1)	0.07	0.15	0.16	0.15
Net realized and unrealized gain/(loss) on investments	0.47	(0.91)	0.27	1.20

Net increase/(decrease) in net assets resulting from operations	0.54	(0.76)	0.43	1.35

Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.12)	(0.19)	—
Net realized gains	—	(0.45)	(0.01)	—

Total dividends and distributions to shareholders.	(0.11)	(0.57)	(0.20)	—

Net asset value, end of period	$10.68	$10.25	$11.58	$11.35

Total investment return(2)	5.30%	(6.47)%	3.79%	13.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105,031	$99,673	$49,822	$48,020
Ratio of expenses to average net assets	1.10%	1.10%	0.95%	0.85	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.17%	1.20%	1.44%	1.66	%(3)
Ratio of net investment income to average net assets	0.68%	1.48%	1.27%	3.29	%(3)
Portfolio turnover rate	42%	42%	33%	14	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

19

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements

September 30, 2020

1. Organization and Significant Accounting Policies

The TOBAM Emerging Markets Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on April 25, 2017. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C and Class I Shares. As of September 30, 2020, Class A and Class C shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Securities that do not have a readily available current market value are valued in accordance with procedures adopted by the Trust’s Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to TOBAM (“TOBAM” or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performscertain functions including the oversight of the Adviser’s fair valuation determinations. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate

20

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2020

NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Exchange traded futures contracts are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

21

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2020

The following is a summary of the inputs used, as of September 30, 2020, in valuing the Fund’s investments carried at fair value:

Assets	Total Value at 09/30/20	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Argentina	$225,280	$225,280	$—	$—
Brazil	4,375,329	4,375,329	—	—
China	31,260,939	5,230,956	26,029,983	—
Colombia	216,545	216,545	—	—
Czech Republic	123,495	—	123,495	—
Greece	626,630	—	626,630	—
Hong Kong	881,543	—	881,543	—
India	19,493,574	789,700	18,703,874	—
Indonesia	880,502	—	880,502	—
Malaysia	3,592,075	—	3,592,075	—
Mexico	267,744	267,744	—	—
Peru	873,449	873,449	—	—
Poland	808,550	—	808,550	—
Russia	1,933,878	—	1,933,878	—
South Africa	2,345,383	—	2,345,383	—
South Korea	15,631,147	829,183	14,801,964	—
Taiwan	9,409,399	—	9,409,399	—
Thailand	8,006,569	—	8,006,569	—
Turkey	1,666,217	—	1,666,217	—
Preferred Stocks:
South Korea	241,362	—	241,362	—

Total Assets	$102,859,610	$12,808,186	$90,051,424	$—

Liabilities
Derivatives:
Equity Contracts:
Futures Contracts	(56,545)	(56,545)	—	—

Total Liabilities	$(56,545)	$(56,545)	$—	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period;

22

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2020

whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

Futures Contracts — The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

During the reporting period, the Fund entered into futures contracts to gain exposure to various markets, as part of the Fund’s investment strategy.

23

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2020

For the year ended September 30, 2020, the TOBAM Emerging Markets Fund’s monthly average volume of futures was as follows:

Long Futures Notional Cost
$ 1,263,991

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

24

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2020

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depository Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — The Fund invests in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries

25

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2020

are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

2. Transactions with Related Parties and Other Service Providers

TOBAM serves as investment adviser to the Fund. For its services, the Adviser is paid a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses” (as defined in Form N-1A), dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed 1.10% (on an annual basis), with respect to Class I shares, of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2021, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser may recoup, subject to approval by the Board of Trustees, any expenses or fees it has waived or reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of September 30, 2020, the amount of potential recovery was as follows:

Expiration
September 30, 2021	September 30, 2022	September 30, 2023	Total
$254,667	$88,642	$64,807	$408,116

For the year ended September 30, 2020, the Adviser earned advisory fees of $798,042 and waived fees of $64,807.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

26

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2020

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer Agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended September 30, 2020, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$40,889,546	$40,972,417

27

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2020

4. Capital Share Transactions

For the years ended September 30, 2020 and 2019, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	September 30, 2020		September 30, 2019
	Shares	Amount	Shares	Amount
Sales	—	$—	5,074,137	$54,145,846
Reinvestments	103,269	1,093,620	350,689	3,513,905

Net increase	103,269	$1,093,620	5,424,826	$57,659,751

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fee is retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net investment income, net realized gains and net assets are not affected by these adjustments. For the year ended September 30, 2020, there were no reclassifications.

For the year ended September 30, 2020, the tax character of distributions paid by the Fund was $1,093,800 of ordinary income dividends. For the year ended September 30, 2019, the tax character of distributions paid by the Fund was $2,805,167 of ordinary income dividends and $708,919 of long-term

28

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Concluded)

September 30, 2020

capital gains distributions. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.

As of September 30, 2020, the components of distributable earnings/(loss) on a tax basis were as follows:

Capital Loss	Undistributed	Unrealized	Qualified Late-Year
Carryforward	Ordinary Income	Appreciation	Losses
$(4,555,650)	$405,752	$9,751,406	$2,471,500

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of September 30, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$93,091,391

Gross unrealized appreciation	21,906,484
Gross unrealized depreciation	(12,155,078)

Net unrealized appreciation	$9,751,406

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain net capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2020. As of September 30, 2020, the Fund had long-term capital loss deferrals of $713,109 and short-term capital loss deferrals of $1,758,391.

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2020, the Fund had capital loss carryforward of $4,555,650, of which $1,845,687 are long-term losses and $2,709,963 are short-term losses and have an unlimited period of capital loss carryforward.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

TOBAM EMERGING MARKETS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of TOBAM Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TOBAM Emerging Markets Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from April 25, 2017 (commencement of operations) to September 30, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from April 25, 2017 (commencement of operations) to September 30, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more TOBAM investment companies since 2017.

Philadelphia, Pennsylvania

November 25, 2020

30

TOBAM EMERGING MARKETS FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended September 30, 2020, the Fund paid $1,093,800 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 96.05% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.01%.

The TOBAM Emerging Markets Fund paid foreign taxes and recognized foreign source income as follows:

Foreign Taxes Paid	Foreign Source Income
$129,641	$2,007,229

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

31

TOBAM EMERGING MARKETS FUND

Statement Regarding Liquidity Risk Management Program

(Unaudited)

On October 16, 2016, the Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the TOBAM Emerging Markets Fund (the “Fund”), met on September 22-23, 2020 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Fund, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as the program administrator for the Fund’s Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of June 30, 2020 (the “Report”).

The Report described the Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of the Fund’s portfolio holdings, a HLIM was not currently required for the Fund.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follow:

A. The Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed the Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on the Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish the Fund’s reasonably anticipated trading size. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration the Fund’s shareholder ownership concentration and the fact that the shares of the Fund are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of the Fund to meet redemption expectations. In light of the Fund’s holdings, it was noted that the Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.

32

TOBAM EMERGING MARKETS FUND

Statement Regarding Liquidity Risk Management Program (Concluded)

(Unaudited)

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in the Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that the Fund do not currently have a borrowing or other credit funding arrangement.

33

TOBAM EMERGING MARKETS FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 282-6161 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

34

TOBAM EMERGING MARKETS FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (844) 282-6161.

35

TOBAM EMERGING MARKETS FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (844) 282-6161.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38

Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

36

TOBAM EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	38	Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	38	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

37

TOBAM EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company with 3 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

38

TOBAM EMERGING MARKETS FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

39

Investment Adviser

TOBAM

49-53, Avenue des Champs-Élysées

75008 Paris, France

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

TOBAM EMERGING MARKETS FUND

of

FundVantage Trust

Class I

ANNUAL REPORT

September 30, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. Instead, shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with awebsite link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Fund, call Shareholder Services toll-free at (844) 282-6161 or write to:

TOBAM Emerging Markets Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

TOB-0920

VERPLANCK BALANCED FUND

of

FundVantage Trust

ANNUAL REPORT

September 30, 2020

This report is submitted for the general information of the shareholders of the Verplanck Balanced Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Verplanck Balanced Fund.

VERPLANCK BALANCED FUND

Investment Adviser’s Annual Report

September 30, 2020

(Unaudited)

Dear Shareholder,

After a strong fourth quarter of 2019, when the S&P 500® rose 9.07%, the spread of COVID-19 led to an acute deterioration in sentiment as markets priced in the threat of a global recession. Efforts to slow the pandemic effectively shut down the global economy with many countries restricting their borders and ordering citizens to shelter in place. Risk assets tumbled, with the S&P 500 falling 19.6% in the first quarter of 2020. To offset the negative economic impact of the COVID-19 pandemic, the Federal Reserve (“Fed”) cut rates from 1.75% to 0.00% and the government passed a $2 trillion fiscal stimulus bill called the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). It focuses on four main areas: (1) $500 billion in loans to distressed companies, (2) $350 billion in aid to small businesses, (3) $250 billion to individuals through direct payments and unemployment insurance, and (4) $150 billion in funding to health care providers. The Fed also restarted asset purchases and for the first time started buying investment grade corporate debt and commercial mortgage backed securities — all to provide order and liquidity to markets. During the second quarter, the easing of COVID-19 lockdowns and early signs of economic recovery saw risk appetite rebound. The S&P 500 Index rose 20.54%, making up all of the first quarter’s losses. US equities continued to gain through the third quarter of 2020, supported by accommodative monetary policies from global central banks, a strong recovery in global growth and growing hopes for a COVID-19 vaccine. For the period, the S&P 500® Index gained 15.15%.

The Bloomberg Barclays U.S. Aggregate Index rose 6.98% for the past year as interest rates fell. Excess returns were -0.27%. The spread of COVID-19 led investors to seek safe havens, driving U.S. Treasury yields to all-time lows. The yield on the 10-year Treasury note fell 100 basis points to 0.67%. Corporate spreads widened due to the sharp increase in risk aversion, underperforming Treasuries.

The Fund closely tracked the benchmark during the third quarter of 2020. Modest underperformance relative to its blended 45% S&P 500/55% Bloomberg Barclays US Aggregate benchmark during the quarter was driven by three factors. The portfolio’s overall allocation was slightly different than the benchmark’s 45/55 allocation (though within the acceptable tolerances), which detracted by -0.73. The equity index portfolio underperformed the S&P 500 by 0.18%. Finally, the bond allocation modestly underperformed the Bloomberg Barclays US Aggregate Bond Index by 0.12%.

Verplanck Balanced Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended September 30, 2020 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

1

VERPLANCK BALANCED FUND

Annual Report

Performance Data

September 30, 2020

(Unaudited)

Comparison of Change in Value of $10,000 (investment minimum) in the Verplanck Balanced Fund vs. Bloomberg Barclays U.S. Aggregate Bond Index and S&P 500® Index

Average Annual Total Returns for the Period Ended September 30, 2020
	1 Year	Since Inception
Verplanck Balanced Fund	10.39%	8.35%*
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	7.93%**
S&P 500® Index	15.15%	9.52%**

*  The Verplanck Balanced Fund (the “Fund”) commenced operations on August 28, 2018.

** Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (844) 741-5050.

The Fund intends to evaluate performance as compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500® Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment grade bond market and the S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. References to an index over a specific period are provided for your information only and should not be considered indicative of an investment in the Verplanck Balanced Fund. Note that an index is unmanaged and the information contained herein does not reflect any investment management fees or transaction costs. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money.

2

VERPLANCK BALANCED FUND

Fund Expense Disclosure

September 30, 2020

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2020 through September 30, 2020 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Verplanck Balanced Fund
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*
Actual	$1,000.00	$1,147.60	$0.75
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.71

*

Expenses are equal to an annualized expense ratio for the six-month period ended September 30, 2020 of 0.14% for the Verplanck Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of 14.76%.

3

VERPLANCK BALANCED FUND

Portfolio Holdings Summary Table

September 30, 2020

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value

Common Stocks:
Information Technology	13.2%	$130,747,586
Health Care	6.6	65,503,633
Consumer Discretionary	5.4	53,026,644
Communication Services	5.0	49,524,349
Financials	4.6	45,500,002
Industrials	3.8	37,597,739
Consumer Staples.	3.3	32,697,102
Real Estate	1.3	12,826,385
Materials	1.2	12,251,781
Utilities	1.2	12,200,587
Energy	1.0	9,442,078
U.S. Treasury Obligations	19.7	195,314,340
Corporate Bonds and Notes	15.4	152,443,232
Mortgage-Backed Securities	14.2	140,722,858
Commercial Mortgage-Backed Securities	1.2	12,591,706
Foreign Government Bonds and Notes	0.9	8,984,840
U.S. Government Agency Obligations	0.6	6,053,730
Municipal Bonds	0.5	4,931,092
Asset-Backed Securities	0.2	1,845,890
Short-Term Investments.	4.4	43,333,952
TBA Sale Commitments	(0.1)	(592,758)
Liabilities in excess of other assets	(3.6)	(35,546,725)

NET ASSETS	100.0%	$991,400,043

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

VERPLANCK BALANCED FUND

Portfolio of Investments

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $ /Shares	Value $
Asset-Backed Securities — 0.19%
Ally Auto Receivables Trust 2019-2	2.26	08/15/2024	250,000	259,945
BMW Vehicle Owner Trust 2018-A	2.51	06/25/2024	300,000	305,780
Capital One Multi-Asset Execution Trust	2.84	12/15/2024	325,000	336,434
CarMax Auto Owner Trust 2018-3	3.27	03/15/2024	200,000	209,821
Carmax Auto Owner Trust 2019-4	2.02	11/15/2024	100,000	102,845
Discover Card Execution Note Trust	2.39	07/15/2024	250,000	256,879
Ford Credit Floorplan Master Owner Trust A	2.23	09/15/2024	65,000	67,191
Toyota Auto Receivables 2019-A Owner Trust	2.91	07/17/2023	100,000	102,211
World Omni Auto Receivables Trust 2019-A	3.04	05/15/2024	200,000	204,784

Total Asset-Backed Securities (Cost $1,801,463)				1,845,890

Common Stocks — 46.53%
Communication Services — 4.99%
Activision Blizzard Inc			12,357	1,000,299
Alphabet Inc - Class A *			4,859	7,121,350
Alphabet Inc - Class C *			4,983	7,323,017
AT&T Inc			120,169	3,426,018
CenturyLink Inc			15,642	157,828
Charter Communications Inc - Class A *			2,883	1,799,972
Comcast Corp - Class A			73,889	3,418,105
Discovery Inc - Class A *			3,073	66,899
Discovery Inc - Class C *			5,396	105,762
DISH Network Corp - Class A *			2,108	61,195
Electronic Arts Inc *			4,889	637,574
Facebook Inc - Class A *			39,424	10,325,146
Fox Corp - Class A			7,353	204,634
Fox Corp - Class B			154	4,307
Interpublic Group of Cos Inc/The			4,016	66,947
Live Nation Entertainment Inc *			1,621	87,339
Netflix Inc *			7,226	3,613,217
News Corp - Class A			7,587	106,370
News Corp - Class B			1,496	20,914
Omnicom Group Inc			3,801	188,150
Take-Two Interactive Software Inc *			1,815	299,874
T-Mobile US Inc *			9,116	1,042,506
Twitter Inc *			12,131	539,830
Verizon Communications Inc			68,004	4,045,558
ViacomCBS Inc - Class B			8,817	246,964
Walt Disney Co/The			29,131	3,614,574

				49,524,349

Consumer Discretionary — 5.35%
Advance Auto Parts Inc			826	126,791
Amazon.com Inc *			7,019	22,100,936

The accompanying notes are an integral part of the financial statements.

5

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Shares	Value $
Common Stocks — 46.53%
Consumer Discretionary — 5.35%
Aptiv PLC	4,400	403,392
AutoZone Inc *	406	478,122
Best Buy Co Inc	3,776	420,231
Booking Holdings Inc *	731	1,250,507
BorgWarner Inc	2,434	94,293
CarMax Inc *	2,139	196,595
Carnival Corp	6,627	100,598
Chipotle Mexican Grill Inc *	393	488,778
Darden Restaurants Inc	1,512	152,319
Dollar General Corp	4,234	887,531
Dollar Tree Inc *	3,557	324,896
Domino’s Pizza Inc	633	269,202
DR Horton Inc	4,740	358,486
eBay Inc	13,741	715,906
Etsy Inc *	1,670	203,122
Expedia Group Inc	2,190	200,801
Ford Motor Co	58,040	386,546
Gap Inc/The	1,652	28,134
Garmin Ltd	1,769	167,807
General Motors Co	19,012	562,565
Genuine Parts Co	2,343	222,983
Hanesbrands Inc	4,191	66,008
Hasbro Inc	1,824	150,881
Hilton Worldwide Holdings Inc	4,724	403,052
Home Depot Inc/The	18,395	5,108,475
L Brands Inc	3,454	109,872
Las Vegas Sands Corp	5,176	241,512
Leggett & Platt Inc	1,921	79,088
Lennar Corp - Class A	2,860	233,605
LKQ Corp *	5,292	146,747
Lowe’s Cos Inc	13,011	2,158,004
Marriott International Inc - Class A	4,970	460,123
McDonald’s Corp	12,528	2,749,771
MGM Resorts International	8,552	186,006
Mohawk Industries Inc *	843	82,268
Newell Brands Inc	6,537	112,175
NIKE Inc - Class B	20,701	2,598,804
Norwegian Cruise Line Holdings Ltd *	3,169	54,222
NVR Inc *	50	204,156
O’Reilly Automotive Inc *	1,277	588,799
PulteGroup Inc	4,484	207,564
PVH Corp	970	57,851
Ralph Lauren Corp	804	54,648
Ross Stores Inc	6,307	588,569

The accompanying notes are an integral part of the financial statements.

6

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Shares	Value $
Common Stocks — 46.53%
Consumer Discretionary — 5.35%
Royal Caribbean Cruises Ltd	2,416	156,388
Starbucks Corp	20,325	1,746,324
Tapestry Inc	2,090	32,667
Target Corp	8,557	1,347,043
Tiffany & Co	1,629	188,720
TJX Cos Inc/The	20,693	1,151,565
Tractor Supply Co	1,548	221,890
Ulta Beauty Inc *	911	204,046
Under Armour Inc - Class A *	2,701	30,332
Under Armour Inc - Class C *	3,871	38,091
VF Corp	5,479	384,900
Whirlpool Corp	955	175,615
Wynn Resorts Ltd	1,509	108,361
Yum! Brands Inc	5,016	457,961

		53,026,644

Consumer Staples — 3.30%
Altria Group Inc	30,942	1,195,599
Archer-Daniels-Midland Co	9,541	443,561
Brown-Forman Corp - Class B	3,501	263,695
Campbell Soup Co	3,277	158,508
Church & Dwight Co Inc	3,977	372,685
Clorox Co/The	2,159	453,757
Coca-Cola Co/The	63,486	3,134,304
Colgate-Palmolive Co	14,696	1,133,796
Conagra Brands Inc	7,710	275,324
Constellation Brands Inc - Class A	2,900	549,579
Costco Wholesale Corp	7,146	2,536,830
Estee Lauder Cos Inc/The - Class A	3,696	806,652
General Mills Inc	9,898	610,509
Hershey Co/The	2,571	368,527
Hormel Foods Corp	5,337	260,926
JM Smucker Co/The	1,850	213,712
Kellogg Co	4,570	295,176
Kimberly-Clark Corp	5,750	849,045
Kraft Heinz Co/The	9,361	280,362
Kroger Co/The	13,944	472,841
Lamb Weston Holdings Inc	2,411	159,777
McCormick & Co Inc	2,068	401,399
Molson Coors Brewing Co - Class B	3,017	101,251
Mondelez International Inc - Class A	24,002	1,378,915
Monster Beverage Corp *	6,434	516,007
PepsiCo Inc	23,336	3,234,370
Philip Morris International Inc	25,772	1,932,642
Procter & Gamble Co/The	41,310	5,741,677

The accompanying notes are an integral part of the financial statements.

7

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Shares	Value $
Common Stocks — 46.53%
Consumer Staples — 3.30%
Sysco Corp	8,377	521,217
Tyson Foods Inc - Class A	4,665	277,474
Walgreens Boots Alliance Inc	13,118	471,199
Walmart Inc	23,485	3,285,786

		32,697,102

Energy — 0.95%
Apache Corp	6,869	65,049
Baker Hughes Co	9,397	124,886
Cabot Oil & Gas Corp	7,023	121,919
Chevron Corp	31,059	2,236,248
Concho Resources Inc	3,289	145,111
ConocoPhillips	18,453	605,997
Devon Energy Corp	6,779	64,129
Diamondback Energy Inc	2,574	77,529
EOG Resources Inc	9,520	342,149
Exxon Mobil Corp	68,894	2,365,131
Halliburton Co	13,765	165,868
Hess Corp	4,139	169,409
HollyFrontier Corp	2,526	49,787
Kinder Morgan Inc	30,514	376,238
Marathon Oil Corp	13,331	54,524
Marathon Petroleum Corp	10,904	319,923
National Oilwell Varco Inc	6,357	57,594
Noble Energy Inc	7,980	68,229
Occidental Petroleum Corp	13,347	133,603
ONEOK Inc	8,561	222,415
Phillips 66	7,179	372,159
Pioneer Natural Resources Co	2,783	239,310
Schlumberger NV	22,305	347,066
TechnipFMC PLC (United Kingdom)	6,670	42,088
Valero Energy Corp	6,768	293,190
Williams Cos Inc/The	19,467	382,527

		9,442,078

Financials — 4.59%
Aflac Inc	13,161	478,402
Allstate Corp/The	5,766	542,811
American Express Co	11,479	1,150,770
American International Group Inc	14,484	398,745
Ameriprise Financial Inc	2,298	354,145
Aon PLC - Class A	3,979	820,868
Arthur J Gallagher & Co	3,047	321,702
Assurant Inc	1,042	126,405
Bank of America Corp	140,185	3,377,057

The accompanying notes are an integral part of the financial statements.

8

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Shares	Value $
Common Stocks — 46.53%
Financials — 4.59%
Bank of New York Mellon Corp/The [1]	10,606	364,210
Berkshire Hathaway Inc - Class B *	32,092	6,833,670
BlackRock Inc	2,379	1,340,685
Capital One Financial Corp	7,827	562,448
Cboe Global Markets Inc	1,542	135,295
Charles Schwab Corp/The	19,638	711,485
Chubb Ltd	7,657	889,131
Cincinnati Financial Corp	2,397	186,894
Citigroup Inc	38,018	1,638,956
Citizens Financial Group Inc	7,966	201,380
CME Group Inc	5,663	947,477
Comerica Inc	1,280	48,960
Discover Financial Services	5,474	316,288
E*TRADE Financial Corp	3,699	185,135
Everest Re Group Ltd	724	143,019
Fifth Third Bancorp	7,966	169,835
First Republic Bank/CA	2,813	306,786
Franklin Resources Inc	5,310	108,058
Globe Life Inc	1,993	159,241
Goldman Sachs Group Inc/The	5,665	1,138,495
Hartford Financial Services Group Inc/The	3,716	136,972
Huntington Bancshares Inc/OH	9,923	90,994
Intercontinental Exchange Inc	8,811	881,541
Invesco Ltd	5,721	65,277
JPmorgan Chase & Co	53,343	5,135,331
KeyCorp	13,874	165,517
Lincoln National Corp	3,645	114,198
Loews Corp	4,736	164,576
M&T Bank Corp	2,407	221,661
MarketAxess Holdings Inc	549	264,393
Marsh & McLennan Cos Inc	8,390	962,333
MetLife Inc	16,667	619,512
Moody’s Corp	2,751	797,377
Morgan Stanley	21,352	1,032,369
MSCI Inc	1,339	477,728
Nasdaq Inc	2,026	248,610
Northern Trust Corp	3,680	286,930
People’s United Financial Inc	8,936	92,130
PNC Financial Services Group Inc/The	7,556	830,480
Principal Financial Group Inc	4,456	179,443
Progressive Corp/The	9,526	901,826
Prudential Financial Inc	6,915	439,241
Raymond James Financial Inc	2,029	147,630
Regions Financial Corp	14,772	170,321

The accompanying notes are an integral part of the financial statements.

9

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Shares	Value $
Common Stocks — 46.53%
Financials — 4.59%
S&P Global Inc	4,130	1,489,278
State Street Corp	5,929	351,768
SVB Financial Group *	543	130,657
Synchrony Financial	10,893	285,070
T Rowe Price Group Inc	4,082	523,394
Travelers Cos Inc/The	4,515	488,478
Truist Financial Corp	19,747	751,373
Unum Group	3,405	57,306
US Bancorp	25,103	899,943
Wells Fargo & Co	67,395	1,584,456
Willis Towers Watson PLC	1,907	398,220
WR Berkley Corp	2,053	125,541
Zions Bancorp NA	1,019	29,775

		45,500,002

Health Care — 6.61%
Abbott Laboratories	29,198	3,177,618
AbbVie Inc	28,645	2,509,016
ABIOMED Inc *	648	179,535
Agilent Technologies Inc	5,079	512,674
Alexion Pharmaceuticals Inc *	3,583	410,003
Align Technology Inc *	1,160	379,738
AmerisourceBergen Corp	2,637	255,578
Amgen Inc	10,041	2,552,021
Anthem Inc	4,150	1,114,648
Baxter International Inc	8,261	664,350
Becton Dickinson and Co	4,684	1,089,873
Biogen Inc *	3,172	899,833
Bio-Rad Laboratories Inc - Class A *	271	139,690
Boston Scientific Corp *	22,458	858,120
Bristol Myers Squibb Co	38,625	2,328,701
Cardinal Health Inc	5,188	243,577
Catalent Inc *	1,989	170,378
Centene Corp *	9,413	549,060
Cerner Corp	5,005	361,811
Cigna Corp	6,214	1,052,714
Cooper Cos Inc/The	774	260,931
CVS Health Corp	21,116	1,233,174
Danaher Corp	10,252	2,207,563
DaVita Inc *	2,123	181,835
DENTSPLY SIRONA Inc	3,752	164,075
DexCom Inc *	1,582	652,148
Edwards Lifesciences Corp *	10,263	819,193
Eli Lilly and Co	14,147	2,094,039
Gilead Sciences Inc	20,628	1,303,483

The accompanying notes are an integral part of the financial statements.

10

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Shares	Value $
Common Stocks — 46.53%
Health Care — 6.61%
HCA Healthcare Inc	4,282	533,880
Henry Schein Inc *	2,057	120,910
Hologic Inc *	4,289	285,090
Humana Inc	2,205	912,627
IDEXX Laboratories Inc *	1,431	562,540
Illumina Inc *	2,380	735,610
Incyte Corp *	2,815	252,618
Intuitive Surgical Inc *	1,925	1,365,864
IQVIA Holdings Inc *	2,690	424,025
Johnson & Johnson	43,805	6,521,688
Laboratory Corp of America Holdings *	1,572	295,960
McKesson Corp	3,198	476,278
Medtronic PLC	21,891	2,274,913
Merck & Co Inc	42,380	3,515,421
Mettler-Toledo International Inc *	409	394,992
Mylan NV *	5,973	88,580
PerkinElmer Inc	1,071	134,421
Perrigo Co PLC	2,112	96,962
Pfizer Inc	90,696	3,328,543
Quest Diagnostics Inc	2,174	248,901
Regeneron Pharmaceuticals Inc *	1,634	914,681
ResMed Inc	2,288	392,232
STERIS PLC	1,258	221,647
Stryker Corp	5,215	1,086,650
Teleflex Inc	772	262,804
Thermo Fisher Scientific Inc	6,613	2,919,772
UnitedHealth Group Inc	15,654	4,880,448
Universal Health Services Inc - Class B	1,348	144,263
Varian Medical Systems Inc *	1,460	251,120
Vertex Pharmaceuticals Inc *	4,282	1,165,218
Waters Corp *	1,155	226,010
West Pharmaceutical Services Inc	1,226	337,027
Zimmer Biomet Holdings Inc	3,341	454,844
Zoetis Inc	7,932	1,311,715

		65,503,633

Industrials — 3.79%
3M Co	9,420	1,508,896
Alaska Air Group Inc	2,101	76,960
Allegion PLC	1,305	129,078
American Airlines Group Inc	4,489	55,170
AMETEK Inc	3,474	345,316
AO Smith Corp	2,169	114,523
Boeing Co/The	8,573	1,416,774
Carrier Global Corp	13,211	403,464

The accompanying notes are an integral part of the financial statements.

11

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Shares	Value $
Common Stocks — 46.53%
Industrials — 3.79%
Caterpillar Inc	9,453	1,409,915
CH Robinson Worldwide Inc	2,236	228,497
Cintas Corp	1,361	452,982
Copart Inc *	3,013	316,847
CSX Corp	12,631	981,050
Cummins Inc	2,443	515,864
Deere & Co	5,220	1,156,909
Delta Air Lines Inc	10,366	316,992
Dover Corp	2,014	218,197
Eaton Corp PLC	6,913	705,333
Emerson Electric Co	10,361	679,371
Equifax Inc	1,995	313,016
Expeditors International of Washington Inc	2,869	259,702
Fastenal Co	7,042	317,524
FedEx Corp	3,783	951,500
Flowserve Corp	1,861	50,787
Fortive Corp	4,702	358,339
Fortune Brands Home & Security Inc	2,157	186,624
General Dynamics Corp	4,521	625,842
General Electric Co	141,480	881,420
Honeywell International Inc	11,994	1,974,332
Howmet Aerospace Inc	4,127	69,003
Huntington Ingalls Industries Inc	662	93,176
IDEX Corp	1,106	201,745
IHS Markit Ltd	6,067	476,320
Illinois Tool Works Inc	5,060	977,643
Ingersoll Rand Inc *	4,896	174,298
Jacobs Engineering Group Inc	1,101	102,140
JB Hunt Transport Services Inc	808	102,115
Johnson Controls International PLC	15,230	622,146
Kansas City Southern	1,617	292,402
L3Harris Technologies Inc	3,555	603,781
Lockheed Martin Corp	4,024	1,542,319
Masco Corp	4,789	264,018
Nielsen Holdings PLC	4,458	63,214
Norfolk Southern Corp	4,366	934,280
Northrop Grumman Corp	2,790	880,217
Old Dominion Freight Line Inc	1,393	252,022
Otis Worldwide Corp	6,605	412,284
PACCAR Inc	6,065	517,223
Parker-Hannifin Corp	2,101	425,116
Pentair PLC	2,511	114,928
Quanta Services Inc	2,585	136,643
Raytheon Technologies Corp	24,042	1,383,377

The accompanying notes are an integral part of the financial statements.

12

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Shares	Value $
Common Stocks — 46.53%
Industrials — 3.79%
Republic Services Inc	4,522	422,129
Robert Half International Inc	1,941	102,757
Rockwell Automation Inc	2,024	446,656
Rollins Inc	1,551	84,049
Roper Technologies Inc	1,577	623,088
Snap-on Inc	653	96,076
Southwest Airlines Co	8,352	313,200
Stanley Black & Decker Inc	2,383	386,523
Teledyne Technologies Inc *	254	78,793
Textron Inc	3,184	114,911
Trane Technologies PLC	3,746	454,202
TransDigm Group Inc	775	368,218
Union Pacific Corp	11,867	2,336,256
United Airlines Holdings Inc *	3,800	132,050
United Parcel Service Inc - Class B	11,528	1,920,911
United Rentals Inc *	1,245	217,252
Verisk Analytics Inc	2,484	460,310
Waste Management Inc	7,074	800,565
Westinghouse Air Brake Technologies Corp	2,382	147,398
WW Grainger Inc	717	255,804
Xylem Inc/NY	2,912	244,957

		37,597,739

Information Technology — 13.19%
Accenture PLC - Class A	10,479	2,368,149
Adobe Inc *	7,956	3,901,861
Advanced Micro Devices Inc *	18,659	1,529,851
Akamai Technologies Inc *	2,462	272,149
Amphenol Corp - Class A	5,207	563,762
Analog Devices Inc	5,285	616,971
ANSYS Inc *	1,369	447,978
Apple Inc	274,232	31,758,808
Applied Materials Inc	15,590	926,826
Arista Networks Inc *	787	162,854
Autodesk Inc *	3,520	813,155
Automatic Data Processing Inc	7,191	1,003,073
Broadcom Inc	6,448	2,349,135
Broadridge Financial Solutions Inc	1,867	246,444
Cadence Design Systems Inc *	4,387	467,786
CDW Corp	2,025	242,048
Cisco Systems Inc	71,890	2,831,747
Citrix Systems Inc	2,124	292,496
Cognizant Technology Solutions Corp - Class A	9,388	651,715
Corning Inc	13,126	425,414
DXC Technology Co	2,266	40,448

The accompanying notes are an integral part of the financial statements.

13

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Shares	Value $
Common Stocks — 46.53%
Information Technology — 13.19%
F5 Networks Inc *	1,005	123,384
Fidelity National Information Services Inc	9,666	1,422,932
Fiserv Inc *	9,035	931,057
FleetCor Technologies Inc *	1,404	334,292
FLIR Systems Inc	2,258	80,949
Fortinet Inc *	2,373	279,563
Gartner Inc *	1,583	197,796
Global Payments Inc	4,541	806,391
Hewlett Packard Enterprise Co	22,998	215,491
HP Inc	25,487	483,998
Intel Corp	73,100	3,785,118
International Business Machines Corp	14,679	1,785,994
Intuit Inc	4,223	1,377,585
IPG Photonics Corp *	677	115,070
Jack Henry & Associates Inc	1,120	182,101
Juniper Networks Inc	6,274	134,891
Keysight Technologies Inc *	2,585	255,346
KLA Corp	2,572	498,299
Lam Research Corp	2,346	778,286
Leidos Holdings Inc	2,095	186,769
Mastercard Inc - Class A	14,741	4,984,964
Maxim Integrated Products Inc	4,372	295,591
Microchip Technology Inc	4,032	414,328
Micron Technology Inc *	17,953	843,073
Microsoft Corp	125,748	26,448,577
Motorola Solutions Inc	2,683	420,721
NetApp Inc	3,670	160,893
NortonLifeLock Inc	9,946	207,275
NVIDIA Corp	9,986	5,404,623
Oracle Corp	42,051	2,510,445
Paychex Inc	5,228	417,038
Paycom Software Inc *	734	228,494
PayPal Holdings Inc *	19,026	3,748,693
Qorvo Inc *	1,784	230,154
QUALCOMM Inc	19,576	2,303,704
salesforce.com Inc *	14,501	3,644,391
Seagate Technology PLC	4,409	217,231
ServiceNow Inc *	3,055	1,481,675
Skyworks Solutions Inc	3,015	438,682
Synopsys Inc *	2,385	510,342
TE Connectivity Ltd	4,800	469,152
Teradyne Inc	1,143	90,823
Texas Instruments Inc	15,441	2,204,820
Tyler Technologies Inc *	491	171,143

The accompanying notes are an integral part of the financial statements.

14

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Shares	Value $
Common Stocks — 46.53%
Information Technology — 13.19%
VeriSign Inc *	1,587	325,097
Visa Inc - Class A	28,594	5,717,942
Western Digital Corp	4,312	157,604
Western Union Co/The	8,365	179,262
Xerox Holdings Corp	1,674	31,421
Xilinx Inc	4,043	421,442
Zebra Technologies Corp - Class A *	713	180,004

		130,747,586

Materials — 1.24%
Air Products & Chemicals Inc	3,596	1,071,105
Albemarle Corp	1,675	149,544
Amcor PLC	28,462	314,505
Avery Dennison Corp	1,384	176,931
Ball Corp	5,148	427,902
Celanese Corp	2,168	232,952
CF Industries Holdings Inc	3,678	112,951
Corteva Inc	12,684	365,426
Dow Inc	12,252	576,457
DuPont de Nemours Inc	12,018	666,759
Eastman Chemical Co	2,033	158,818
Ecolab Inc	4,348	868,904
FMC Corp	1,745	184,813
Freeport-McMoRan Inc	22,406	350,430
International Flavors & Fragrances Inc	1,442	176,573
International Paper Co	6,958	282,077
Linde PLC (United Kingdom)	9,081	2,162,459
LyondellBasell Industries NV - Class A	5,109	360,133
Martin Marietta Materials Inc	1,015	238,890
Mosaic Co/The	4,828	88,208
Newmont Goldcorp Corp	14,801	939,124
Nucor Corp	4,926	220,980
Packaging Corp of America	1,664	181,459
PPG Industries Inc	3,983	486,245
Sealed Air Corp	2,182	84,683
Sherwin-Williams Co/The	1,355	944,083
Vulcan Materials Co	2,199	298,053
Westrock Co	3,780	131,317

		12,251,781

Real Estate — 1.29%
Alexandria Real Estate Equities Inc REIT	2,138	342,080
American Tower Corp REIT	7,483	1,808,866
Apartment Investment & Management Co - Class A REIT	3,224	108,713
AvalonBay Communities Inc REIT	2,468	368,571

The accompanying notes are an integral part of the financial statements.

15

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Shares	Value $
Common Stocks — 46.53%
Real Estate — 1.29%
Boston Properties Inc REIT	2,823	226,687
CBRE Group Inc - Class A *	5,698	267,635
Crown Castle International Corp REIT	7,244	1,206,126
Digital Realty Trust Inc REIT	4,737	695,202
Duke Realty Corp REIT	7,181	264,979
Equinix Inc REIT	1,626	1,235,971
Equity Residential REIT	6,504	333,850
Essex Property Trust Inc REIT	1,235	247,976
Extra Space Storage Inc REIT	2,210	236,448
Federal Realty Investment Trust REIT	1,337	98,189
Healthpeak Properties Inc REIT	8,394	227,897
Host Hotels & Resorts Inc REIT	9,476	102,246
Iron Mountain Inc REIT	4,712	126,234
Kimco Realty Corp REIT	7,784	87,648
Mid-America Apartment Communities Inc REIT	2,110	244,654
Prologis Inc REIT	11,991	1,206,534
Public Storage REIT	2,716	604,908
Realty Income Corp REIT	5,655	343,541
Regency Centers Corp REIT	3,413	129,762
SBA Communications Corp REIT	1,912	608,934
Simon Property Group Inc REIT	5,367	347,138
SL Green Realty Corp REIT	1,747	81,008
UDR Inc REIT	5,067	165,235
Ventas Inc REIT	6,057	254,152
Vornado Realty Trust REIT	3,086	104,029
Welltower Inc REIT	6,897	379,956
Weyerhaeuser Co REIT	13,016	371,216

		12,826,385

Utilities — 1.23%
AES Corp	33,720	610,669
Alliant Energy Corp	21,411	1,105,878
American Water Works Co Inc	7,154	1,036,472
Atmos Energy Corp	5,570	532,436
CenterPoint Energy Inc	21,832	422,449
CMS Energy Corp	17,490	1,074,061
Consolidated Edison Inc	14,694	1,143,193
Eversource Energy	16,821	1,405,395
FirstEnergy Corp	23,120	663,775
NiSource Inc	24,183	532,026
PPL Corp	40,740	1,108,535
Sempra Energy	9,084	1,075,182

The accompanying notes are an integral part of the financial statements.

16

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Shares/ Principal Amount $	Value $
Common Stocks — 46.53%
Utilities — 1.23%
WEC Energy Group Inc			15,382	1,490,516

				12,200,587

Total Common Stocks (Cost $396,636,954)				461,317,886

Corporate Bonds and Notes — 15.38%
Agencies — 0.03%

Private Export Funding Corp	2.80	05/15/2022	284,000	295,224

Basic Industry — 0.36%
Air Products & Chemicals Inc	3.35	07/31/2024	100,000	109,659
Barrick North America Finance LLC (Canada)	5.70	05/30/2041	10,000	14,123
Barrick North America Finance LLC (Canada)	5.75	05/01/2043	25,000	36,403
BHP Billiton Finance USA Ltd (Australia)	5.00	09/30/2043	142,000	199,618
Dow Chemical Co/The	5.25	11/15/2041	30,000	36,923
DowDuPont Inc	5.32	11/15/2038	235,000	298,205
DowDuPont Inc	5.42	11/15/2048	40,000	53,486
Eastman Chemical Co	3.80	03/15/2025	150,000	165,553
Ecolab Inc	2.38	08/10/2022	150,000	155,440
Ecolab Inc	1.30	01/30/2031	200,000	195,829
Fmc Corp	4.50	10/01/2049	100,000	123,099
Georgia-Pacific LLC	8.88	05/15/2031	75,000	121,249
International Paper Co	4.80	06/15/2044	100,000	123,752
LyondellBasell Industries NV	4.63	02/26/2055	140,000	159,243
Mosaic Co/The	4.25	11/15/2023	30,000	32,561
Mosaic Co/The	4.88	11/15/2041	95,000	99,633
Newmont Goldcorp Corp	2.80	10/01/2029	100,000	107,696
Newmont Goldcorp Corp	6.25	10/01/2039	100,000	148,855
Nutrien Ltd (Canada)	4.00	12/15/2026	150,000	174,120
Nutrien Ltd (Canada)	2.95	05/13/2030	100,000	109,411
Nutrien Ltd (Canada)	4.90	06/01/2043	100,000	123,741
Praxair Inc	3.20	01/30/2026	92,000	103,289
Rio Tinto Alcan Inc (Canada)	6.13	12/15/2033	67,000	97,470
Sherwin-Williams Co/The	3.45	06/01/2027	190,000	213,373
Sherwin-Williams Co/The	4.55	08/01/2045	242,000	293,689
Southern Copper Corp (Peru)	6.75	04/16/2040	100,000	143,959
Vale Overseas Ltd (Brazil)	6.88	11/21/2036	100,000	130,169

				3,570,548

Capital Goods — 0.84%
3M Co	2.25	09/19/2026	242,000	261,746
3M Co	2.88	10/15/2027	300,000	333,123
3M Co	3.70	04/15/2050	100,000	121,057

The accompanying notes are an integral part of the financial statements.

17

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Capital Goods — 0.84%
Boeing Co/The	4.88	05/01/2025	130,000	141,456
Boeing Co/The	5.15	05/01/2030	115,000	129,261
Boeing Co/The	5.88	02/15/2040	75,000	85,214
Boeing Co/The	3.90	05/01/2049	100,000	92,169
Boeing Co/The	5.93	05/01/2060	180,000	222,775
Caterpillar Inc	5.30	09/15/2035	67,000	92,238
Caterpillar Inc	4.30	05/15/2044	100,000	130,038
Caterpillar Inc	3.25	09/19/2049	200,000	223,646
Deere & Co	2.60	06/08/2022	200,000	206,812
Deere & Co	3.90	06/09/2042	73,000	93,220
Eaton Corp	3.10	09/15/2027	100,000	111,576
Fortive Corp	3.15	06/15/2026	35,000	38,675
Fortive Corp	4.30	06/15/2046	100,000	119,091
General Dynamics Corp	2.25	11/15/2022	159,000	164,613
General Dynamics Corp	3.25	04/01/2025	100,000	110,715
General Electric Co	3.45	05/01/2027	150,000	158,818
General Electric Co	3.63	05/01/2030	150,000	155,342
General Electric Co	6.75	03/15/2032	142,000	178,641
General Electric Co	5.88	01/14/2038	121,000	141,492
General Electric Co	4.25	05/01/2040	150,000	152,184
General Electric Co	4.35	05/01/2050	150,000	152,942
Honeywell International Inc	1.35	06/01/2025	200,000	206,207
Honeywell International Inc	1.95	06/01/2030	200,000	210,461
Hubbell Inc	3.35	03/01/2026	142,000	153,420
Illinois Tool Works Inc	2.65	11/15/2026	142,000	157,475
Ingersoll-Rand Global Holding Co Ltd	3.75	08/21/2028	160,000	183,859
John Deere Capital Corp	2.95	04/01/2022	100,000	103,919
John Deere Capital Corp	2.80	03/06/2023	200,000	211,730
Johnson Controls International PLC	5.13	09/14/2045	19,000	25,083
L3Harris Technologies Inc	4.40	06/15/2028	150,000	178,802
Lockheed Martin Corp	4.09	09/15/2052	150,000	193,145
Masco Corp	5.95	03/15/2022	100,000	107,290
Northrop Grumman Corp	2.93	01/15/2025	150,000	163,208
Northrop Grumman Corp	3.25	01/15/2028	300,000	337,072
Northrop Grumman Corp	4.03	10/15/2047	100,000	122,434
Owens Corning	4.20	12/01/2024	100,000	110,218
Parker-Hannifin Corp	4.00	06/14/2049	20,000	24,054
Raytheon Technologies Corp	2.25	07/01/2030	100,000	105,764
Republic Services Inc	3.55	06/01/2022	200,000	208,650
Roper Technologies Inc	1.40	09/15/2027	300,000	303,057
Roper Technologies Inc	4.20	09/15/2028	200,000	238,606
Snap-on Inc	3.25	03/01/2027	100,000	110,159
Sonoco Products Co	3.13	05/01/2030	150,000	162,592
United Technologies Corp	3.13	05/04/2027	30,000	33,256

The accompanying notes are an integral part of the financial statements.

18

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Capital Goods — 0.84%
United Technologies Corp	4.50	06/01/2042	100,000	126,253
United Technologies Corp	4.05	05/04/2047	100,000	119,407
United Technologies Corp	4.63	11/16/2048	35,000	45,713
Waste Connections Inc	3.50	05/01/2029	100,000	113,856
Waste Management Inc	3.15	11/15/2027	100,000	111,842
Waste Management Inc	4.15	07/15/2049	100,000	127,230
Westinghouse Air Brake Technologies Corp	4.95	09/15/2028	300,000	349,594
WW Grainger Inc	3.75	05/15/2046	97,000	109,295

				8,370,495

Communications — 1.17%
Activision Blizzard Inc	3.40	06/15/2027	100,000	113,044
Activision Blizzard Inc	1.35	09/15/2030	100,000	97,754
America Movil SAB de CV (Mexico)	3.63	04/22/2029	200,000	226,354
America Movil SAB de CV (Mexico)	6.13	03/30/2040	100,000	144,132
America Movil SAB de CV (Mexico)	4.38	04/22/2049	200,000	249,140
American Tower Corp	3.00	06/15/2023	100,000	105,906
American Tower Corp	3.80	08/15/2029	40,000	45,791
AT&T Inc	3.00	06/30/2022	100,000	103,998
AT&T Inc	4.45	04/01/2024	240,000	268,075
AT&T Inc	2.95	07/15/2026	20,000	21,853
AT&T Inc	3.80	02/15/2027	520,000	586,683
AT&T Inc	4.25	03/01/2027	270,000	313,481
AT&T Inc	4.35	03/01/2029	60,000	70,626
AT&T Inc	4.85	03/01/2039	40,000	48,262
AT&T Inc	4.85	07/15/2045	150,000	178,968
AT&T Inc	4.75	05/15/2046	180,000	211,458
AT&T Inc	4.55	03/09/2049	153,000	174,161
AT&T Inc	3.50	02/01/2061	500,000	476,091
Charter Communications Operating LLC / Charter Communications Operating Capital	4.91	07/23/2025	300,000	346,867
Charter Communications Operating LLC / Charter Communications Operating Capital	5.38	05/01/2047	300,000	356,208
Comcast Corp	3.70	04/15/2024	110,000	121,472
Comcast Corp	3.15	03/01/2026	100,000	111,674
Comcast Corp	3.55	05/01/2028	20,000	23,156
Comcast Corp	1.50	02/15/2031	100,000	99,064
Comcast Corp	3.20	07/15/2036	250,000	277,642
Comcast Corp	6.45	03/15/2037	108,000	163,109
Comcast Corp	3.90	03/01/2038	25,000	29,666
Comcast Corp	4.60	10/15/2038	100,000	127,815
Comcast Corp	4.60	08/15/2045	85,000	109,650
Comcast Corp	4.00	03/01/2048	185,000	224,769

The accompanying notes are an integral part of the financial statements.

19

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Communications — 1.17%
Comcast Corp	4.70	10/15/2048	135,000	180,036
Crown Castle International Corp	4.45	02/15/2026	150,000	171,909
Crown Castle International Corp	3.25	01/15/2051	75,000	74,499
Deutsche Telekom International Finance BV (Germany)	8.75	06/15/2030	100,000	155,373
Discovery Communications LLC	2.95	03/20/2023	63,000	66,369
Discovery Communications LLC	4.13	05/15/2029	50,000	57,520
Discovery Communications LLC	5.20	09/20/2047	120,000	145,363
Discovery Communications LLC	5.30	05/15/2049	50,000	61,102
Fox Corp	5.58	01/25/2049	100,000	138,136
Grupo Televisa SAB (Mexico)	6.63	03/18/2025	150,000	180,656
Interpublic Group of Cos Inc/The	3.75	10/01/2021	150,000	154,737
Interpublic Group of Cos Inc/The	4.65	10/01/2028	150,000	177,793
Interpublic Group of Cos Inc/The	5.40	10/01/2048	100,000	117,723
Moody’s Corp	2.55	08/18/2060	200,000	184,962
Omnicom Group Inc	2.45	04/30/2030	100,000	102,861
Rogers Communications Inc (Canada)	4.30	02/15/2048	15,000	18,205
Rogers Communications Inc (Canada)	4.35	05/01/2049	200,000	242,022
S&P Global Inc	1.25	08/15/2030	100,000	98,385
Telefonica Emisiones SA (Spain)	5.21	03/08/2047	270,000	320,829
Time Warner Cable LLC	7.30	07/01/2038	150,000	212,297
TWDC Enterprises 18 Corp	2.35	12/01/2022	150,000	155,879
TWDC Enterprises 18 Corp	4.13	06/01/2044	125,000	150,944
Verizon Communications Inc	5.15	09/15/2023	100,000	113,321
Verizon Communications Inc	4.13	03/16/2027	290,000	342,868
Verizon Communications Inc	4.02	12/03/2029	85,000	101,784
Verizon Communications Inc	4.50	08/10/2033	160,000	202,934
Verizon Communications Inc	4.86	08/21/2046	76,000	103,778
Verizon Communications Inc	5.01	04/15/2049	110,000	158,330
Verizon Communications Inc	4.67	03/15/2055	200,000	277,107
ViacomCBS Inc	4.00	01/15/2026	15,000	16,844
ViacomCBS Inc	3.38	02/15/2028	150,000	165,527
ViacomCBS Inc	4.20	05/19/2032	100,000	114,436
ViacomCBS Inc	6.88	04/30/2036	200,000	275,202
ViacomCBS Inc	4.95	05/19/2050	100,000	117,336
Vodafone Group PLC (United Kingdom)	3.75	01/16/2024	150,000	163,755
Vodafone Group PLC (United Kingdom)	4.38	05/30/2028	75,000	88,777
Vodafone Group PLC (United Kingdom)	5.00	05/30/2038	60,000	74,790
Vodafone Group PLC (United Kingdom)	5.25	05/30/2048	60,000	77,569
Vodafone Group PLC (United Kingdom)	4.25	09/17/2050	30,000	34,794
Vodafone Group PLC (United Kingdom)	5.13	06/19/2059	50,000	63,681
Walt Disney Co/The	1.75	08/30/2024	65,000	67,669
Walt Disney Co/The	2.00	09/01/2029	125,000	129,057
Walt Disney Co/The	2.75	09/01/2049	100,000	97,511

The accompanying notes are an integral part of the financial statements.

20

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Communications — 1.17%
Walt Disney Co/The	3.80	05/13/2060	200,000	231,036

				11,612,575

Consumer, Cyclical — 1.02%
Alibaba Group Holding Ltd (China)	3.60	11/28/2024	285,000	313,022
Alibaba Group Holding Ltd (China)	4.00	12/06/2037	200,000	238,213
Amazon.com Inc	5.20	12/03/2025	200,000	243,493
Amazon.com Inc	1.50	06/03/2030	50,000	51,028
Amazon.com Inc	4.25	08/22/2057	250,000	341,310
Amazon.com Inc	2.70	06/03/2060	75,000	77,743
American Honda Finance Corp	3.45	07/14/2023	50,000	53,906
Automatic Data Processing Inc	3.38	09/15/2025	150,000	169,266
Booking Holdings Inc	4.10	04/13/2025	150,000	168,783
Costco Wholesale Corp	3.00	05/18/2027	30,000	33,631
Costco Wholesale Corp	1.60	04/20/2030	200,000	203,346
Cummins Inc	4.88	10/01/2043	10,000	13,674
Daimler Finance North America LLC (Germany)	8.50	01/18/2031	100,000	154,887
Darden Restaurants Inc	4.55	02/15/2048	5,000	4,972
Dollar Tree Inc	4.20	05/15/2028	30,000	35,281
eBay Inc	3.80	03/09/2022	10,000	10,457
eBay Inc	3.60	06/05/2027	10,000	11,285
General Motors Co	5.15	04/01/2038	150,000	159,295
General Motors Co	5.20	04/01/2045	10,000	10,772
General Motors Co	6.75	04/01/2046	155,000	190,801
General Motors Financial Co Inc	3.55	07/08/2022	100,000	103,322
General Motors Financial Co Inc	4.30	07/13/2025	25,000	27,197
General Motors Financial Co Inc	4.35	01/17/2027	250,000	271,379
Home Depot Inc/The	3.00	04/01/2026	150,000	168,353
Home Depot Inc/The	3.30	04/15/2040	200,000	227,203
Home Depot Inc/The	4.88	02/15/2044	200,000	273,286
Home Depot Inc/The	3.50	09/15/2056	24,000	28,246
IHS Markit Ltd	3.63	05/01/2024	74,000	79,987
Lear Corp	3.50	05/30/2030	200,000	204,741
Lowe’s Cos Inc	3.65	04/05/2029	100,000	115,487
Lowe’s Cos Inc	3.70	04/15/2046	150,000	172,014
Lowe’s Cos Inc	4.55	04/05/2049	100,000	128,317
Marriott International Inc	4.15	12/01/2023	75,000	79,286
Marriott International Inc	3.13	06/15/2026	15,000	14,964
Marriott International Inc	4.65	12/01/2028	75,000	80,036
Mastercard Inc	3.38	04/01/2024	100,000	110,039
McDonald’s Corp	4.70	12/09/2035	25,000	31,970
McDonald’s Corp	3.63	09/01/2049	20,000	22,457
McDonald’s Corp	4.20	04/01/2050	300,000	365,129
NIKE Inc	2.25	05/01/2023	73,000	76,361

The accompanying notes are an integral part of the financial statements.

21

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Consumer, Cyclical — 1.02%
NIKE Inc	3.88	11/01/2045	71,000	88,428
O’Reilly Automotive Inc	1.75	03/15/2031	400,000	395,361
PACCAR Financial Corp	2.30	08/10/2022	150,000	155,130
Starbucks Corp	2.70	06/15/2022	142,000	146,623
Starbucks Corp	2.45	06/15/2026	92,000	99,532
Starbucks Corp	4.00	11/15/2028	100,000	117,773
Starbucks Corp	3.55	08/15/2029	100,000	114,662
Starbucks Corp	2.55	11/15/2030	100,000	106,175
Starbucks Corp	4.45	08/15/2049	100,000	120,727
Target Corp	4.00	07/01/2042	140,000	183,492
Toyota Motor Credit Corp	3.30	01/12/2022	242,000	250,754
Toyota Motor Credit Corp	0.50	08/14/2023	200,000	200,431
Toyota Motor Credit Corp	2.00	10/07/2024	80,000	83,771
Toyota Motor Credit Corp	1.15	08/13/2027	300,000	299,475
Toyota Motor Credit Corp	2.15	02/13/2030	150,000	158,089
VF Corp	2.95	04/23/2030	100,000	108,872
Visa Inc	2.80	12/14/2022	135,000	141,828
Visa Inc	0.75	08/15/2027	300,000	297,729
Visa Inc	1.10	02/15/2031	150,000	147,246
Visa Inc	4.30	12/14/2045	146,000	193,922
Visa Inc	3.65	09/15/2047	20,000	24,528
Visa Inc	2.00	08/15/2050	140,000	128,493
Walgreen Co	3.10	09/15/2022	320,000	335,015
Walgreens Boots Alliance Inc	3.45	06/01/2026	90,000	98,339
Walmart Inc	3.40	06/26/2023	85,000	91,832
Walmart Inc	3.30	04/22/2024	242,000	264,043
Walmart Inc	2.85	07/08/2024	50,000	54,327
Walmart Inc	3.70	06/26/2028	215,000	254,230
Walmart Inc	3.25	07/08/2029	100,000	116,586
Walmart Inc	3.95	06/28/2038	30,000	37,603
Walmart Inc	4.05	06/29/2048	160,000	208,814

				10,088,769

Consumer, Non-cyclical — 2.56%
Abbott Laboratories	2.55	03/15/2022	81,000	83,740
Abbott Laboratories	2.95	03/15/2025	228,000	249,111
Abbott Laboratories	3.75	11/30/2026	311,000	361,037
AbbVie Inc	3.20	05/14/2026	270,000	297,250
AbbVie Inc	4.25	11/14/2028	240,000	284,695
AbbVie Inc	4.50	05/14/2035	200,000	243,423
AbbVie Inc	4.70	05/14/2045	140,000	172,382
AbbVie Inc	4.45	05/14/2046	130,000	154,816
AbbVie Inc	4.88	11/14/2048	30,000	38,096
Altria Group Inc	3.80	02/14/2024	50,000	54,651
Altria Group Inc	4.40	02/14/2026	50,000	57,758

The accompanying notes are an integral part of the financial statements.

22

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Consumer, Non-cyclical — 2.56%
Altria Group Inc	4.80	02/14/2029	65,000	77,129
Altria Group Inc	5.80	02/14/2039	40,000	51,188
Altria Group Inc	5.38	01/31/2044	135,000	167,935
Altria Group Inc	6.20	02/14/2059	55,000	75,203
AmerisourceBergen Corp	3.45	12/15/2027	150,000	170,990
Amgen Inc	3.63	05/15/2022	25,000	26,130
Amgen Inc	3.20	11/02/2027	100,000	112,002
Amgen Inc	2.45	02/21/2030	30,000	31,798
Amgen Inc	3.15	02/21/2040	25,000	26,596
Amgen Inc	4.40	05/01/2045	140,000	173,445
Amgen Inc	3.38	02/21/2050	25,000	26,868
Amgen Inc	4.66	06/15/2051	100,000	130,184
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc (Belgium)	3.65	02/01/2026	100,000	112,100
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc (Belgium)	4.90	02/01/2046	100,000	123,303
Anheuser-Busch InBev Worldwide Inc (Belgium)	4.00	04/13/2028	150,000	173,809
Anheuser-Busch InBev Worldwide Inc (Belgium)	4.75	01/23/2029	105,000	128,144
Anheuser-Busch InBev Worldwide Inc (Belgium)	3.50	06/01/2030	150,000	170,660
Anheuser-Busch InBev Worldwide Inc (Belgium)	5.45	01/23/2039	45,000	58,259
Anheuser-Busch InBev Worldwide Inc (Belgium)	4.35	06/01/2040	150,000	175,322
Anheuser-Busch InBev Worldwide Inc (Belgium)	3.75	07/15/2042	200,000	213,005
Anheuser-Busch InBev Worldwide Inc (Belgium)	4.60	04/15/2048	100,000	119,245
Anheuser-Busch InBev Worldwide Inc (Belgium)	5.80	01/23/2059	110,000	157,237
Anheuser-Busch InBev Worldwide Inc (Belgium)	4.60	06/01/2060	150,000	180,691
Archer-Daniels-Midland Co	2.50	08/11/2026	150,000	162,542
Ascension Health	3.11	11/15/2039	100,000	107,341
Ascension Health	3.95	11/15/2046	15,000	18,726
Ascension Health	4.85	11/15/2053	44,000	63,890
AstraZeneca PLC (United Kingdom)	1.38	08/06/2030	100,000	97,270
AstraZeneca PLC (United Kingdom)	6.45	09/15/2037	135,000	205,090
BAT Capital Corp (United Kingdom)	4.39	08/15/2037	100,000	108,129
BAT Capital Corp (United Kingdom)	3.98	09/25/2050	100,000	98,603

The accompanying notes are an integral part of the financial statements.

23

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Consumer, Non-cyclical — 2.56%
BAT International Finance PLC (United Kingdom)	1.67	03/25/2026	300,000	301,020
Baxalta Inc	4.00	06/23/2025	260,000	294,484
Becton Dickinson and Co	3.13	11/08/2021	90,000	92,505
Becton Dickinson and Co	3.73	12/15/2024	250,000	275,922
Becton Dickinson and Co	4.67	06/06/2047	120,000	148,176
Biogen Inc	4.05	09/15/2025	250,000	284,415
Boston Scientific Corp	3.85	05/15/2025	16,000	18,151
Boston Scientific Corp	1.90	06/01/2025	100,000	104,495
Boston Scientific Corp	2.65	06/01/2030	100,000	106,126
Bristol-Myers Squibb Co	2.00	08/01/2022	209,000	215,446
Bristol-Myers Squibb Co	3.25	02/27/2027	50,000	57,205
Bristol-Myers Squibb Co	4.13	06/15/2039	170,000	214,904
Bristol-Myers Squibb Co	3.25	08/01/2042	300,000	344,024
Bunge Ltd Finance Corp	3.00	09/25/2022	300,000	311,858
Campbell Soup Co	2.50	08/02/2022	100,000	103,693
Campbell Soup Co	4.15	03/15/2028	30,000	34,908
Campbell Soup Co	2.38	04/24/2030	150,000	155,978
Cardinal Health Inc	3.08	06/15/2024	130,000	139,780
Cardinal Health Inc	3.41	06/15/2027	120,000	133,597
Church & Dwight Co Inc	3.15	08/01/2027	125,000	138,053
Church & Dwight Co Inc	3.95	08/01/2047	220,000	258,882
Cigna Corp	3.75	07/15/2023	200,000	216,734
Cigna Corp	4.50	02/25/2026	90,000	105,138
Cigna Corp	2.40	03/15/2030	100,000	103,712
Cigna Corp	4.80	08/15/2038	300,000	372,410
Clorox Co/The	1.80	05/15/2030	100,000	102,949
Coca-Cola Co/The	2.50	04/01/2023	50,000	52,618
Coca-Cola Co/The	2.95	03/25/2025	100,000	109,903
Coca-Cola Co/The	3.38	03/25/2027	100,000	114,707
Coca-Cola Co/The	1.00	03/15/2028	200,000	199,824
Coca-Cola Co/The	3.45	03/25/2030	100,000	117,930
Coca-Cola Co/The	1.38	03/15/2031	200,000	199,026
Coca-Cola Femsa SAB de CV (Mexico)	2.75	01/22/2030	150,000	159,531
Conagra Brands Inc	3.80	10/22/2021	150,000	155,105
Conagra Brands Inc	5.30	11/01/2038	20,000	25,784
Conagra Brands Inc	5.40	11/01/2048	20,000	27,215
Constellation Brands Inc	2.70	05/09/2022	150,000	154,866
CVS Health Corp	2.75	12/01/2022	250,000	260,712
CVS Health Corp	3.88	07/20/2025	150,000	168,996
CVS Health Corp	2.88	06/01/2026	140,000	151,591
CVS Health Corp	4.30	03/25/2028	210,000	245,799
CVS Health Corp	3.25	08/15/2029	40,000	44,000
CVS Health Corp	1.75	08/21/2030	100,000	97,724

The accompanying notes are an integral part of the financial statements.

24

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Consumer, Non-cyclical — 2.56%
CVS Health Corp	4.78	03/25/2038	100,000	121,839
CVS Health Corp	2.70	08/21/2040	100,000	95,308
CVS Health Corp	5.13	07/20/2045	160,000	202,158
CVS Health Corp	5.05	03/25/2048	160,000	204,225
Diageo Capital PLC (United Kingdom)	2.13	10/24/2024	200,000	212,061
Diageo Capital PLC (United Kingdom)	2.38	10/24/2029	300,000	319,149
Diageo Capital PLC (United Kingdom)	3.88	04/29/2043	50,000	60,012
Diageo Investment Corp (United Kingdom)	2.88	05/11/2022	100,000	103,944
Eli Lilly and Co	2.75	06/01/2025	32,000	34,979
Eli Lilly and Co	3.95	03/15/2049	150,000	188,034
Eli Lilly and Co	2.25	05/15/2050	100,000	94,224
Eli Lilly and Co	2.50	09/15/2060	150,000	142,505
Estee Lauder Cos Inc/The	2.00	12/01/2024	20,000	21,071
Estee Lauder Cos Inc/The	4.15	03/15/2047	13,000	16,350
Estee Lauder Cos Inc/The	3.13	12/01/2049	100,000	110,103
Fomento Economico Mexicano SAB de CV (Mexico)	3.50	01/16/2050	150,000	159,564
General Mills Inc	3.15	12/15/2021	200,000	205,289
General Mills Inc	3.20	02/10/2027	100,000	112,287
Gilead Sciences Inc	3.25	09/01/2022	100,000	104,715
Gilead Sciences Inc	2.95	03/01/2027	50,000	55,012
Gilead Sciences Inc	1.20	10/01/2027	150,000	150,452
Gilead Sciences Inc	1.65	10/01/2030	200,000	199,652
Gilead Sciences Inc	4.75	03/01/2046	136,000	177,171
Gilead Sciences Inc	4.15	03/01/2047	224,000	273,139
GlaxoSmithKline Capital Inc (United Kingdom)	3.38	05/15/2023	45,000	48,449
GlaxoSmithKline Capital Inc (United Kingdom)	3.88	05/15/2028	140,000	166,399
GlaxoSmithKline Capital Inc (United Kingdom)	6.38	05/15/2038	100,000	154,316
GlaxoSmithKline Capital PLC (United Kingdom)	2.85	05/08/2022	242,000	251,781
GlaxoSmithKline Capital PLC (United Kingdom)	2.88	06/01/2022	200,000	207,653
GlaxoSmithKline Capital PLC (United Kingdom)	3.00	06/01/2024	200,000	216,286
HCA Inc	5.00	03/15/2024	200,000	224,064
HCA Inc	4.50	02/15/2027	200,000	224,639
HCA Inc	4.13	06/15/2029	40,000	45,242
HCA Inc	5.13	06/15/2039	20,000	24,271
HCA Inc	5.25	06/15/2049	40,000	48,966
Johnson & Johnson	3.63	03/03/2037	30,000	36,639
Johnson & Johnson	4.50	12/05/2043	200,000	274,230
Johnson & Johnson	3.70	03/01/2046	27,000	33,796

The accompanying notes are an integral part of the financial statements.

25

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Consumer, Non-cyclical — 2.56%
Kaiser Foundation Hospitals	3.50	04/01/2022	300,000	312,610
Keurig Dr Pepper Inc	4.06	05/25/2023	150,000	163,053
Keurig Dr Pepper Inc	3.20	05/01/2030	150,000	168,291
Keurig Dr Pepper Inc	4.42	12/15/2046	100,000	123,174
Kimberly-Clark Corp	3.90	05/04/2047	5,000	6,421
Kroger Co/The	5.40	07/15/2040	100,000	128,929
Kroger Co/The	4.45	02/01/2047	120,000	147,269
McCormick & Co Inc	2.70	08/15/2022	240,000	249,921
McKesson Corp	3.95	02/16/2028	10,000	11,658
Medtronic Inc	3.50	03/15/2025	392,000	441,636
Medtronic Inc	4.63	03/15/2045	82,000	112,882
Merck & Co Inc	2.40	09/15/2022	218,000	226,121
Merck & Co Inc	3.40	03/07/2029	100,000	116,507
Merck & Co Inc	1.45	06/24/2030	50,000	50,699
Merck & Co Inc	3.90	03/07/2039	50,000	62,041
Merck & Co Inc	2.35	06/24/2040	75,000	76,108
Merck & Co Inc	3.70	02/10/2045	53,000	63,725
Merck & Co Inc	4.00	03/07/2049	50,000	63,120
Merck & Co Inc	2.45	06/24/2050	75,000	75,285
Molson Coors Brewing Co	3.00	07/15/2026	100,000	106,612
Molson Coors Brewing Co	4.20	07/15/2046	100,000	105,484
Mondelez International Inc	2.13	04/13/2023	100,000	103,780
Mylan NV	3.95	06/15/2026	100,000	112,503
Mylan NV	5.25	06/15/2046	135,000	167,549
New York and Presbyterian Hospital/The	4.02	08/01/2045	78,000	97,761
New York and Presbyterian Hospital/The	3.95	08/01/2119	50,000	53,961
Novartis Capital Corp (Switzerland)	3.00	11/20/2025	100,000	111,255
Novartis Capital Corp (Switzerland)	2.20	08/14/2030	40,000	43,188
Novartis Capital Corp (Switzerland)	4.40	05/06/2044	100,000	134,510
Novartis Capital Corp (Switzerland)	2.75	08/14/2050	25,000	26,849
Partners Healthcare System Inc	4.12	07/01/2055	164,000	205,065
PepsiCo Inc	2.25	05/02/2022	200,000	205,647
PepsiCo Inc	2.25	03/19/2025	100,000	107,114
PepsiCo Inc	2.75	03/19/2030	100,000	111,936
PepsiCo Inc	4.45	04/14/2046	100,000	133,105
PepsiCo Inc	3.45	10/06/2046	121,000	140,262
Pfizer Inc	7.20	03/15/2039	170,000	281,900
Pfizer Inc	4.20	09/15/2048	50,000	64,370
Pfizer Inc	4.00	03/15/2049	50,000	63,591
Philip Morris International Inc	3.38	08/11/2025	50,000	55,646
Philip Morris International Inc	3.13	03/02/2028	100,000	110,599
Philip Morris International Inc	3.88	08/21/2042	50,000	56,670
Philip Morris International Inc	4.25	11/10/2044	100,000	120,867
Procter & Gamble Co/The	1.70	11/03/2021	100,000	101,623

The accompanying notes are an integral part of the financial statements.

26

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Consumer, Non-cyclical — 2.56%
Procter & Gamble Co/The	2.45	11/03/2026	100,000	110,268
Providence St Joseph Health Obligated Group	3.74	10/01/2047	10,000	11,541
Quest Diagnostics Inc	2.80	06/30/2031	100,000	107,708
Reynolds American Inc (United Kingdom)	4.45	06/12/2025	100,000	112,534
Reynolds American Inc (United Kingdom)	6.15	09/15/2043	100,000	125,956
Stryker Corp	3.65	03/07/2028	100,000	116,453
Sysco Corp	2.60	06/12/2022	100,000	103,349
Sysco Corp	4.50	04/01/2046	100,000	109,730
Thermo Fisher Scientific Inc	4.15	02/01/2024	100,000	110,481
Thermo Fisher Scientific Inc	4.50	03/25/2030	100,000	123,712
Tyson Foods Inc	4.55	06/02/2047	100,000	125,993
Unilever Capital Corp (United Kingdom)	5.90	11/15/2032	142,000	208,948
Wyeth LLC	6.45	02/01/2024	364,000	433,484
Zoetis Inc	4.70	02/01/2043	150,000	197,514
Zoetis Inc	3.00	05/15/2050	200,000	214,316

				25,412,947

Energy — 1.24%
Baker Hughes A Ge Co LLC / Baker Hughes Co-Obligor Inc	2.77	12/15/2022	35,000	36,597
Baker Hughes A Ge Co LLC / Baker Hughes Co-Obligor Inc	3.34	12/15/2027	25,000	26,568
Baker Hughes A Ge Co LLC / Baker Hughes Co-Obligor Inc	4.08	12/15/2047	25,000	24,997
BP Capital Markets America Inc	2.75	05/10/2023	200,000	211,014
BP Capital Markets America Inc	3.12	05/04/2026	200,000	220,801
BP Capital Markets America Inc	3.00	02/24/2050	100,000	96,259
BP Capital Markets PLC (United Kingdom)	2.50	11/06/2022	200,000	208,016
BP Capital Markets PLC (United Kingdom)	3.28	09/19/2027	35,000	38,856
Burlington Resources Finance Co	7.20	08/15/2031	94,000	136,095
Canadian Natural Resources Ltd (Canada)	2.95	01/15/2023	100,000	104,011
Canadian Natural Resources Ltd (Canada)	3.85	06/01/2027	280,000	301,480
Canadian Natural Resources Ltd (Canada)	6.45	06/30/2033	100,000	122,015
Canadian Natural Resources Ltd (Canada)	6.50	02/15/2037	75,000	88,802
Cheniere Corpus Christi Holdings LLC	5.88	03/31/2025	75,000	85,488
Chevron Corp	2.95	05/16/2026	200,000	222,865
Chevron Corp	2.00	05/11/2027	155,000	163,947
Chevron Corp	3.08	05/11/2050	200,000	213,804
Chevron USA Inc	2.34	08/12/2050	100,000	94,703
Cimarex Energy Co	3.90	05/15/2027	100,000	100,783
Concho Resources Inc	4.88	10/01/2047	100,000	110,490
Conocophillips	6.50	02/01/2039	122,000	178,469
Devon Energy Corp	4.75	05/15/2042	25,000	23,231
Dominion Energy Gas Holdings LLC	3.55	11/01/2023	200,000	215,963

The accompanying notes are an integral part of the financial statements.

27

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Energy — 1.24%
Enable Midstream Partners LP	5.00	05/15/2044	135,000	113,216
Enbridge Inc (Canada)	3.13	11/15/2029	400,000	425,005
Enbridge Inc (Canada)	5.50	12/01/2046	60,000	78,928
Energy Transfer Operating LP	3.60	02/01/2023	15,000	15,436
Energy Transfer Operating LP	4.05	03/15/2025	200,000	210,216
Energy Transfer Operating LP	4.75	01/15/2026	270,000	287,537
Energy Transfer Operating LP	3.75	05/15/2030	30,000	29,055
Energy Transfer Operating LP	6.25	04/15/2049	35,000	36,173
Energy Transfer Operating LP	5.00	05/15/2050	45,000	41,666
Energy Transfer Partners LP / Regency Energy Finance Corp	5.88	03/01/2022	100,000	104,459
Enterprise Products Operating LLC	3.13	07/31/2029	300,000	326,994
Enterprise Products Operating LLC	4.90	05/15/2046	200,000	225,399
Enterprise Products Operating LLC	4.25	02/15/2048	15,000	15,925
Enterprise Products Operating LLC	4.95	10/15/2054	75,000	87,684
Enterprise Products Operating LLC	3.95	01/31/2060	40,000	39,471
Exxon Mobil Corp	2.40	03/06/2022	112,000	114,974
Exxon Mobil Corp	2.28	08/16/2026	50,000	53,648
Exxon Mobil Corp	2.61	10/15/2030	395,000	426,959
Exxon Mobil Corp	4.11	03/01/2046	142,000	168,732
Exxon Mobil Corp	3.10	08/16/2049	30,000	30,678
Exxon Mobil Corp	3.45	04/15/2051	60,000	65,925
Halliburton Co	3.25	11/15/2021	453,000	462,342
Halliburton Co	6.70	09/15/2038	53,000	63,709
Husky Energy Inc (Canada)	6.80	09/15/2037	75,000	93,004
Kinder Morgan Energy Partners LP	4.15	03/01/2022	275,000	287,826
Kinder Morgan Energy Partners LP	6.50	02/01/2037	75,000	93,319
Kinder Morgan Energy Partners LP	5.00	08/15/2042	130,000	144,366
Kinder Morgan Inc	3.15	01/15/2023	70,000	73,520
MPLX LP	3.38	03/15/2023	90,000	94,819
MPLX LP	4.00	03/15/2028	65,000	70,739
MPLX LP	4.50	04/15/2038	135,000	138,206
MPLX LP	4.70	04/15/2048	30,000	30,447
MPLX LP	5.50	02/15/2049	30,000	33,694
MPLX LP	4.90	04/15/2058	25,000	25,370
Noble Energy Inc	4.95	08/15/2047	100,000	131,120
ONEOK Inc	4.00	07/13/2027	200,000	208,085
ONEOK Inc	3.10	03/15/2030	200,000	192,391
ONEOK Partners LP	5.00	09/15/2023	100,000	108,431
Phillips 66	3.90	03/15/2028	100,000	112,908
Phillips 66	4.88	11/15/2044	50,000	59,435
Plains All American Pipeline LP / PAA Finance Corp	4.50	12/15/2026	20,000	21,265

The accompanying notes are an integral part of the financial statements.

28

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Energy — 1.24%
Plains All American Pipeline LP / PAA Finance Corp	5.15	06/01/2042	200,000	188,762
Sabine Pass Liquefaction LLC	6.25	03/15/2022	830,000	880,801
Schlumberger Investment SA	3.65	12/01/2023	192,000	206,630
Shell International Finance BV (Netherlands)	3.25	05/11/2025	100,000	110,625
Shell International Finance BV (Netherlands)	2.75	04/06/2030	150,000	164,024
Shell International Finance BV (Netherlands)	5.50	03/25/2040	150,000	210,319
Shell International Finance BV (Netherlands)	3.75	09/12/2046	145,000	161,780
Suncor Energy Inc (Canada)	6.80	05/15/2038	105,000	137,354
Suncor Energy Inc (Canada)	6.50	06/15/2038	110,000	140,832
Suncor Energy Inc (Canada)	4.00	11/15/2047	20,000	20,466
Sunoco Logistics Partners Operations LP	4.25	04/01/2024	150,000	157,505
Sunoco Logistics Partners Operations LP	5.35	05/15/2045	15,000	13,959
Sunoco Logistics Partners Operations LP	5.40	10/01/2047	250,000	236,042
Total Capital Canada Ltd (France)	2.75	07/15/2023	50,000	53,213
Total Capital International SA (France)	2.83	01/10/2030	70,000	77,501
Total Capital International SA (France)	3.46	07/12/2049	100,000	109,230
TransCanada Pipelines Ltd (Canada)	4.88	01/15/2026	100,000	117,456
TransCanada Pipelines Ltd (Canada)	6.20	10/15/2037	168,000	224,543
TransCanada Pipelines Ltd (Canada)	4.88	05/15/2048	120,000	149,228
Valero Energy Corp	4.00	04/01/2029	150,000	164,355
Williams Cos Inc/The	3.35	08/15/2022	15,000	15,561
Williams Cos Inc/The	4.00	09/15/2025	15,000	16,629
Williams Cos Inc/The	3.50	11/15/2030	75,000	81,581
Williams Cos Inc/The	7.50	01/15/2031	80,000	105,381
Williams Cos Inc/The	8.75	03/15/2032	70,000	99,778
Williams Cos Inc/The	5.10	09/15/2045	100,000	112,145

				12,324,030

Finance — 4.31%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)	3.95	02/01/2022	910,000	921,306
Aetna Inc	3.88	08/15/2047	200,000	223,421
Aflac Inc	3.63	11/15/2024	167,000	186,451
Air Lease Corp	2.88	01/15/2026	200,000	196,542
Alexandria Real Estate Equities Inc	4.00	01/15/2024	150,000	165,172
Alexandria Real Estate Equities Inc	2.75	12/15/2029	50,000	54,384
Alleghany Corp	4.95	06/27/2022	100,000	106,303
Ally Financial Inc	3.05	06/05/2023	300,000	311,737
American Campus Communities Operating Partnership LP	3.88	01/30/2031	100,000	109,199

The accompanying notes are an integral part of the financial statements.

29

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Finance — 4.31%
American Express Co	2.75	05/20/2022	100,000	103,555
American Express Co	3.00	10/30/2024	400,000	433,977
American Homes 4 Rent LP	4.25	02/15/2028	10,000	11,335
American International Group Inc	4.13	02/15/2024	390,000	432,226
American International Group Inc	4.20	04/01/2028	30,000	34,791
American International Group Inc	3.40	06/30/2030	200,000	221,473
American International Group Inc	4.80	07/10/2045	100,000	124,013
American International Group Inc	4.75	04/01/2048	20,000	24,503
American International Group Inc (3 Months LIBOR + 2.868%) [2]	5.75	04/01/2048	100,000	109,229
Ameriprise Financial Inc	4.00	10/15/2023	146,000	161,320
Anthem Inc	3.50	08/15/2024	25,000	27,408
Anthem Inc	4.10	03/01/2028	125,000	145,363
Anthem Inc	4.63	05/15/2042	130,000	163,284
Anthem Inc	4.38	12/01/2047	30,000	36,745
Anthem Inc	3.13	05/15/2050	200,000	203,844
Aon PLC	4.60	06/14/2044	125,000	158,619
AvalonBay Communities Inc	3.30	06/01/2029	50,000	56,850
AvalonBay Communities Inc	3.90	10/15/2046	142,000	172,218
AvalonBay Communities Inc	4.15	07/01/2047	50,000	62,955
Banco Santander SA (Spain)	3.85	04/12/2023	200,000	213,523
BancorpSouth Bank (3 Months LIBOR + 2.470%) [2]	4.13	11/20/2029	200,000	201,843
Bank of America Corp	2.50	10/21/2022	280,000	286,014
Bank of America Corp	4.00	04/01/2024	280,000	310,305
Bank of America Corp	4.20	08/26/2024	150,000	167,046
Bank of America Corp	3.95	04/21/2025	150,000	166,625
Bank of America Corp	3.25	10/21/2027	150,000	165,942
Bank of America Corp	6.11	01/29/2037	230,000	324,680
Bank of America Corp (3 Months LIBOR + 0.790%) [2]	3.00	12/20/2023	630,000	661,371
Bank of America Corp (3 Months LIBOR + 0.940%) [2]	3.86	07/23/2024	50,000	54,149
Bank of America Corp (3 Months LIBOR + 0.970%) [2]	3.46	03/15/2025	100,000	108,410
Bank of America Corp (3 Months LIBOR + 0.990%) [2]	2.50	02/13/2031	75,000	78,852
Bank of America Corp (3 Months LIBOR + 1.070%) [2]	3.97	03/05/2029	50,000	57,368
Bank of America Corp (3 Months LIBOR + 1.180%) [2]	3.19	07/23/2030	50,000	55,008
Bank of America Corp (3 Months LIBOR + 1.190%) [2]	3.95	01/23/2049	25,000	30,445
Bank of America Corp (3 Months LIBOR + 1.310%) [2]	4.27	07/23/2029	60,000	70,384

The accompanying notes are an integral part of the financial statements.

30

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Finance — 4.31%
Bank of America Corp (3 Months LIBOR + 1.370%) [2]	3.59	07/21/2028	140,000	157,228
Bank of America Corp (3 Months LIBOR + 1.520%) [2]	4.33	03/15/2050	55,000	69,925
Bank of America Corp (3 Months LIBOR + 1.575%) [2]	3.82	01/20/2028	143,000	161,629
Bank of America Corp (3 Months LIBOR + 1.990%) [2]	4.44	01/20/2048	48,000	62,494
Bank of America Corp (3 Months LIBOR + 3.150%) [2]	4.08	03/20/2051	400,000	495,336
Bank of America Corp (SOFR + 1.150%) [2]	1.32	06/19/2026	65,000	65,490
Bank of America Corp (SOFR + 1.530%) [2]	1.90	07/23/2031	60,000	59,641
Bank of America Corp (SOFR + 1.930%) [2]	2.68	06/19/2041	75,000	76,581
Bank of America Corp (SOFR + 2.150%) [2]	2.59	04/29/2031	200,000	212,784
Bank of Nova Scotia/The (Canada)	1.95	02/01/2023	100,000	103,354
Bank of Nova Scotia/The (Canada)	1.63	05/01/2023	200,000	205,217
Bank of Nova Scotia/The (Canada)	2.20	02/03/2025	100,000	105,550
Barclays PLC (United Kingdom)	4.95	01/10/2047	200,000	255,955
Barclays PLC (United Kingdom) (3 Months LIBOR + 2.452%) [2]	2.85	05/07/2026	200,000	208,018
BB&T Corp	2.50	08/01/2024	200,000	212,895
Berkshire Hathaway Finance Corp	4.25	01/15/2049	100,000	130,124
Berkshire Hathaway Inc	3.40	01/31/2022	235,000	244,518
Berkshire Hathaway Inc	3.13	03/15/2026	235,000	262,351
BlackRock Inc	3.38	06/01/2022	200,000	210,001
Boston Properties LP	3.13	09/01/2023	100,000	105,776
Boston Properties LP	4.50	12/01/2028	200,000	235,255
Brixmor Operating Partnership LP	4.05	07/01/2030	100,000	106,959
Brookfield Finance Inc (Canada)	4.85	03/29/2029	200,000	238,625
Canadian Imperial Bank of Commerce (Canada)	2.25	01/28/2025	100,000	105,469
Capital One Financial Corp	3.75	03/09/2027	400,000	444,138
Chubb Corp/The	6.00	05/11/2037	85,000	126,692
Chubb INA Holdings Inc	2.70	03/13/2023	119,000	125,209
Chubb INA Holdings Inc	4.35	11/03/2045	27,000	35,382
Citigroup Inc	4.05	07/30/2022	100,000	106,194
Citigroup Inc	3.38	03/01/2023	100,000	106,331
Citigroup Inc	3.88	10/25/2023	25,000	27,377
Citigroup Inc	3.75	06/16/2024	100,000	110,377
Citigroup Inc	4.45	09/29/2027	170,000	197,131
Citigroup Inc	4.13	07/25/2028	130,000	149,736

The accompanying notes are an integral part of the financial statements.

31

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Finance — 4.31%
Citigroup Inc	4.75	05/18/2046	120,000	150,598
Citigroup Inc	4.65	07/23/2048	50,000	65,940
Citigroup Inc (3 Months LIBOR + 0.950%) [2]	2.88	07/24/2023	400,000	415,069
Citigroup Inc (3 Months LIBOR + 1.168%) [2]	3.88	01/24/2039	20,000	23,310
Citigroup Inc (3 Months LIBOR + 1.192%) [2]	4.08	04/23/2029	40,000	46,265
Citigroup Inc (3 Months LIBOR + 1.338%) [2]	3.98	03/20/2030	200,000	230,231
Citigroup Inc (3 Months LIBOR + 1.390%) [2]	3.67	07/24/2028	180,000	202,340
Citigroup Inc (3 Months LIBOR + 1.563%) [2]	3.89	01/10/2028	148,000	167,520
Citigroup Inc (3 Months LIBOR + 1.839%) [2]	4.28	04/24/2048	20,000	25,106
Citigroup Inc (SOFR + 4.548%) [2]	5.32	03/26/2041	300,000	407,957
CME Group Inc	3.00	03/15/2025	135,000	147,871
CNA Financial Corp	3.45	08/15/2027	100,000	112,350
Cooperatieve Rabobank UA (Netherlands)	3.88	02/08/2022	100,000	104,753
Cooperatieve Rabobank UA (Netherlands)	3.75	07/21/2026	485,000	540,141
Cooperatieve Rabobank UA (Netherlands)	5.25	05/24/2041	32,000	47,068
Credit Suisse AG/New York NY (Switzerland)	2.10	11/12/2021	250,000	254,730
Credit Suisse AG/New York NY (Switzerland)	2.80	04/08/2022	250,000	258,882
Credit Suisse AG/New York NY (Switzerland)	1.00	05/05/2023	300,000	303,144
Credit Suisse AG/New York NY (Switzerland)	3.63	09/09/2024	250,000	276,583
Credit Suisse AG/New York NY (Switzerland)	2.95	04/09/2025	250,000	272,940
Credit Suisse Group Funding Guernsey Ltd (Switzerland)	3.80	06/09/2023	480,000	516,395
Deutsche Bank AG/New York NY (Germany)	4.25	10/14/2021	90,000	92,648
Deutsche Bank AG/New York NY (SOFR + 3.043%) [2]	3.55	09/18/2031	200,000	202,088
Discover Bank	3.45	07/27/2026	250,000	273,674
Discover Financial Services	5.20	04/27/2022	100,000	106,734
Duke Realty LP	1.75	07/01/2030	100,000	99,541
E*TRADE Financial Corp	3.80	08/24/2027	150,000	168,638
ERP Operating LP	4.63	12/15/2021	146,000	151,774
ERP Operating LP	3.38	06/01/2025	100,000	110,677

The accompanying notes are an integral part of the financial statements.

32

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Finance — 4.31%
ERP Operating LP	3.50	03/01/2028	10,000	11,310
Fifth Third BanCorp	4.30	01/16/2024	150,000	165,484
GE Capital International Funding Co Unlimited Co	4.42	11/15/2035	328,000	346,223
Goldman Sachs Group Inc/The	5.75	01/24/2022	61,000	65,167
Goldman Sachs Group Inc/The	4.25	10/21/2025	100,000	113,770
Goldman Sachs Group Inc/The	3.85	01/26/2027	48,000	54,039
Goldman Sachs Group Inc/The	5.15	05/22/2045	200,000	263,584
Goldman Sachs Group Inc/The (3 Months LIBOR + 1.158%) [2]	3.81	04/23/2029	50,000	56,906
Goldman Sachs Group Inc/The (3 Months LIBOR + 1.301%) [2]	4.22	05/01/2029	70,000	81,635
Goldman Sachs Group Inc/The (3 Months LIBOR + 1.430%) [2]	4.41	04/23/2039	30,000	36,626
Goldman Sachs Group Inc/The (3 Months LIBOR + 1.510%) [2]	3.69	06/05/2028	400,000	448,372
Hartford Financial Services Group Inc/The	3.60	08/19/2049	200,000	223,381
Healthcare Trust of America Holdings LP	3.10	02/15/2030	50,000	53,804
Healthpeak Properties Inc	4.25	11/15/2023	2,000	2,183
Healthpeak Properties Inc	3.88	08/15/2024	100,000	110,860
Healthpeak Properties Inc	2.88	01/15/2031	100,000	105,556
Highwoods Realty LP	3.05	02/15/2030	50,000	51,725
HSBC Holdings PLC (United Kingdom)	6.50	09/15/2037	300,000	407,101
HSBC Holdings PLC (United Kingdom) (3 Months LIBOR + 1.055%) [2]	3.26	03/13/2023	300,000	310,147
HSBC Holdings PLC (United Kingdom) (3 Months LIBOR + 1.348%) [2]	4.29	09/12/2026	200,000	223,298
HSBC Holdings PLC (United Kingdom) (SOFR + 1.538%) [2]	1.65	04/18/2026	200,000	199,234
HSBC Holdings PLC (United Kingdom) (SOFR + 1.947%) [2]	2.36	08/18/2031	200,000	196,909
Humana Inc	3.13	08/15/2029	200,000	221,282
Huntington Bancshares Inc/OH	2.30	01/14/2022	100,000	102,220
ING Groep NV (Netherlands)	4.05	04/09/2029	200,000	234,783
Intercontinental Exchange Inc	2.65	09/15/2040	100,000	100,148
Intercontinental Exchange Inc	3.00	09/15/2060	100,000	101,381
Jefferies Group LLC / Jefferies Group Capital Finance Inc	4.85	01/15/2027	150,000	169,412
JPMorgan Chase & Co	3.25	09/23/2022	242,000	255,789
JPMorgan Chase & Co	3.63	05/13/2024	143,000	157,846
JPMorgan Chase & Co	3.88	09/10/2024	260,000	288,388
JPMorgan Chase & Co	5.60	07/15/2041	385,000	564,600
JPMorgan Chase & Co (3 Months LIBOR + 0.890%) [2]	3.80	07/23/2024	40,000	43,331

The accompanying notes are an integral part of the financial statements.

33

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Finance — 4.31%
JPMorgan Chase & Co (3 Months LIBOR + 0.935%) [2]	2.78	04/25/2023	300,000	310,249
JPMorgan Chase & Co (3 Months LIBOR + 0.945%) [2]	3.51	01/23/2029	45,000	50,617
JPMorgan Chase & Co (3 Months LIBOR + 1.120%) [2]	4.01	04/23/2029	45,000	52,209
JPMorgan Chase & Co (3 Months LIBOR + 1.220%) [2]	3.90	01/23/2049	35,000	42,119
JPMorgan Chase & Co (3 Months LIBOR + 1.260%) [2]	4.20	07/23/2029	50,000	59,181
JPMorgan Chase & Co (3 Months LIBOR + 1.380%) [2]	3.96	11/15/2048	50,000	60,759
JPMorgan Chase & Co (SOFR + 1.160%) [2]	2.30	10/15/2025	100,000	105,213
JPMorgan Chase & Co (SOFR + 1.510%) [2]	2.74	10/15/2030	90,000	96,420
JPMorgan Chase & Co (SOFR + 1.850%) [2]	2.08	04/22/2026	200,000	209,156
JPMorgan Chase & Co (SOFR + 2.040%) [2]	2.52	04/22/2031	200,000	212,815
JPMorgan Chase & Co (SOFR + 2.440%) [2]	3.11	04/22/2051	200,000	214,624
JPMorgan Chase & Co (SOFR + 2.460%) [2]	3.11	04/22/2041	100,000	108,474
Kilroy Realty LP	3.05	02/15/2030	50,000	52,349
Kimco Realty Corp	3.80	04/01/2027	125,000	136,380
Lincoln National Corp	3.80	03/01/2028	10,000	11,512
Lincoln National Corp	4.35	03/01/2048	10,000	11,441
Lloyds Banking Group PLC (United Kingdom)	4.45	05/08/2025	250,000	282,619
Lloyds Banking Group PLC (United Kingdom)	4.58	12/10/2025	276,000	303,363
Lloyds Banking Group PLC (United Kingdom)	4.38	03/22/2028	250,000	290,039
Loews Corp	6.00	02/01/2035	142,000	198,972
Markel Corp	3.50	11/01/2027	200,000	219,194
Markel Corp	4.30	11/01/2047	100,000	118,477
Marsh & McLennan Cos Inc	4.38	03/15/2029	200,000	242,156
Marsh & McLennan Cos Inc	4.90	03/15/2049	25,000	34,878
Mercury General Corp	4.40	03/15/2027	100,000	108,305
MetLife Inc	4.05	03/01/2045	242,000	296,391
Mitsubishi UFJ Financial Group Inc (Japan)	2.62	07/18/2022	200,000	207,258
Mitsubishi UFJ Financial Group Inc (Japan)	2.67	07/25/2022	150,000	155,505
Mitsubishi UFJ Financial Group Inc (Japan)	3.85	03/01/2026	235,000	268,167
Mitsubishi UFJ Financial Group Inc (Japan)	3.29	07/25/2027	150,000	167,480

The accompanying notes are an integral part of the financial statements.

34

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Finance — 4.31%
Mitsubishi UFJ Financial Group Inc (Japan)	2.56	02/25/2030	200,000	210,220
Mizuho Financial Group Inc (Japan)	2.95	02/28/2022	242,000	250,363
Morgan Stanley	3.13	01/23/2023	50,000	52,864
Morgan Stanley	3.75	02/25/2023	500,000	536,658
Morgan Stanley	3.63	01/20/2027	73,000	82,728
Morgan Stanley	3.95	04/23/2027	270,000	306,064
Morgan Stanley	4.38	01/22/2047	53,000	68,747
Morgan Stanley (3 Months LIBOR + 1.140%) [2]	3.77	01/24/2029	60,000	68,485
Morgan Stanley (3 Months LIBOR + 1.455%) [2]	3.97	07/22/2038	200,000	237,001
Morgan Stanley (SOFR + 1.143%) [2]	2.70	01/22/2031	75,000	79,890
Morgan Stanley (SOFR + 1.152%) [2]	2.72	07/22/2025	200,000	212,454
National Australia Bank Ltd/New York (Australia)	2.50	07/12/2026	300,000	327,246
National Retail Properties Inc	3.50	10/15/2027	100,000	106,546
Natwest Group PLC (United Kingdom) (3 Months LIBOR + 1.871%) [2]	4.45	05/08/2030	200,000	231,447
Nomura Holdings Inc (Japan)	2.65	01/16/2025	200,000	210,618
Northern Trust Corp (3 Months LIBOR + 1.131%) [2]	3.38	05/08/2032	150,000	164,044
Omega Healthcare Investors Inc	4.50	01/15/2025	75,000	79,643
Omega Healthcare Investors Inc	5.25	01/15/2026	125,000	136,539
Omega Healthcare Investors Inc	3.63	10/01/2029	50,000	50,665
ORIX Corp (Japan)	2.90	07/18/2022	100,000	103,514
PNC Bank NA	3.25	06/01/2025	310,000	343,725
PNC Financial Services Group Inc/The	3.45	04/23/2029	200,000	230,204
PNC Financial Services Group Inc/The	2.55	01/22/2030	100,000	108,316
Progressive Corp/The	3.70	01/26/2045	142,000	169,359
Progressive Corp/The	4.13	04/15/2047	20,000	25,433
Prologis LP	2.25	04/15/2030	30,000	31,886
Prologis LP	3.00	04/15/2050	15,000	16,108
Prudential Financial Inc	3.70	03/13/2051	180,000	198,515
Prudential Financial Inc (3 Months LIBOR + 2.665%) [2]	5.70	09/15/2048	50,000	56,528
Prudential Financial Inc (3 Months LIBOR + 4.175%) [2]	5.88	09/15/2042	200,000	210,642
Prudential PLC (United Kingdom)	3.13	04/14/2030	75,000	83,288
Realty Income Corp	3.65	01/15/2028	150,000	169,537
Royal Bank of Canada (Canada)	1.95	01/17/2023	100,000	103,442
Santander Holdings USA Inc	4.50	07/17/2025	300,000	332,770
Santander UK PLC (United Kingdom)	4.00	03/13/2024	100,000	110,384
Simon Property Group LP	2.35	01/30/2022	90,000	91,589

The accompanying notes are an integral part of the financial statements.

35

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Finance — 4.31%
Simon Property Group LP	2.75	06/01/2023	50,000	52,321
Simon Property Group LP	3.30	01/15/2026	50,000	54,168
Simon Property Group LP	4.25	11/30/2046	100,000	107,195
Simon Property Group LP	3.25	09/13/2049	25,000	22,928
SL Green Operating Partnership LP	3.25	10/15/2022	200,000	204,081
Spirit Realty LP	3.20	01/15/2027	50,000	50,641
Spirit Realty LP	3.40	01/15/2030	50,000	49,712
State Street Corp	2.40	01/24/2030	100,000	109,521
State Street Corp (SOFR + 1.490%) [2]	3.03	11/01/2034	100,000	109,003
Sumitomo Mitsui Banking Corp (Japan)	3.20	07/18/2022	300,000	313,876
Sumitomo Mitsui Financial Group Inc (Japan)	3.01	10/19/2026	242,000	266,827
Sumitomo Mitsui Financial Group Inc (Japan)	3.45	01/11/2027	48,000	53,434
Toronto-Dominion Bank/The (Canada)	0.75	06/12/2023	300,000	301,950
Toronto-Dominion Bank/The (Canada) (5 Year Swap Rate + 2.205%) [2]	3.63	09/15/2031	100,000	112,392
Travelers Cos Inc/The	4.60	08/01/2043	15,000	19,577
Travelers Cos Inc/The	3.75	05/15/2046	142,000	166,504
UnitedHealth Group Inc	3.35	07/15/2022	200,000	210,880
UnitedHealth Group Inc	3.75	07/15/2025	100,000	114,137
UnitedHealth Group Inc	3.38	04/15/2027	200,000	228,313
UnitedHealth Group Inc	2.95	10/15/2027	140,000	156,239
UnitedHealth Group Inc	4.63	07/15/2035	220,000	289,737
UnitedHealth Group Inc	6.63	11/15/2037	100,000	158,075
UnitedHealth Group Inc	4.20	01/15/2047	17,000	21,531
UnitedHealth Group Inc	4.25	06/15/2048	25,000	31,875
UnitedHealth Group Inc	4.45	12/15/2048	20,000	26,488
US Bancorp	3.00	03/15/2022	242,000	250,980
US Bancorp	3.15	04/27/2027	200,000	225,625
US Bank NA/Cincinnati OH	2.05	01/21/2025	250,000	264,037
Ventas Realty LP	3.85	04/01/2027	200,000	217,909
Ventas Realty LP	4.00	03/01/2028	15,000	16,335
Voya Financial Inc	3.13	07/15/2024	200,000	215,507
Wells Fargo & Co	3.30	09/09/2024	200,000	217,861
Wells Fargo & Co	3.55	09/29/2025	200,000	222,658
Wells Fargo & Co	4.30	07/22/2027	247,000	283,004
Wells Fargo & Co	4.15	01/24/2029	50,000	58,804
Wells Fargo & Co	5.38	02/07/2035	200,000	273,675
Wells Fargo & Co	4.40	06/14/2046	117,000	139,762
Wells Fargo & Co	4.75	12/07/2046	97,000	120,795
Wells Fargo & Co (3 Months LIBOR + 0.750%) [2]	2.16	02/11/2026	65,000	67,494

The accompanying notes are an integral part of the financial statements.

36

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Finance — 4.31%
Wells Fargo & Co (3 Months LIBOR + 1.000%) [2]	2.57	02/11/2031	65,000	68,238
Wells Fargo & Co (SOFR + 2.000%) [2]	2.19	04/30/2026	200,000	208,606
Wells Fargo Bank NA	3.63	10/22/2021	250,000	257,777
Wells Fargo Bank NA	5.85	02/01/2037	250,000	341,219
Welltower Inc	4.13	03/15/2029	150,000	170,207
Welltower Inc	2.75	01/15/2031	100,000	103,047
Westpac Banking Corp (Australia)	2.35	02/19/2025	200,000	213,432
Westpac Banking Corp (Australia)	2.85	05/13/2026	135,000	149,924

				42,713,476

Industrial Other — 0.09%
Leland Stanford Junior University/The	3.65	05/01/2048	110,000	135,558
President & Fellows of Harvard College	4.88	10/15/2040	194,000	270,781
President & Fellows of Harvard College	3.15	07/15/2046	100,000	113,826
University of Southern California	3.03	10/01/2039	125,000	135,266
Yale University	2.40	04/15/2050	200,000	204,567

				859,998

Sovereign — 0.92%
African Development Bank	0.50	04/22/2022	150,000	150,627
African Development Bank	2.13	11/16/2022	150,000	155,921
Asian Development Bank	1.88	02/18/2022	200,000	204,485
Asian Development Bank	1.88	07/19/2022	150,000	154,403
Asian Development Bank	1.75	09/13/2022	100,000	102,956
Asian Development Bank	2.75	03/17/2023	70,000	74,268
Asian Development Bank	1.50	10/18/2024	100,000	104,619
Asian Development Bank	0.63	04/29/2025	100,000	100,929
Asian Development Bank	2.75	01/19/2028	180,000	206,756
Asian Development Bank	1.88	01/24/2030	45,000	49,132
Ecopetrol SA (Columbia)	5.88	09/18/2023	200,000	220,000
Ecopetrol SA (Columbia)	4.13	01/16/2025	200,000	210,002
Equinor ASA (Norway)	3.70	03/01/2024	142,000	156,843
Equinor ASA (Norway)	3.95	05/15/2043	132,000	153,590
European Bank for Reconstruction & Development	2.13	03/07/2022	150,000	153,999
European Investment Bank	2.25	03/15/2022	397,000	408,751
European Investment Bank	2.63	05/20/2022	300,000	311,803
European Investment Bank	2.50	03/15/2023	300,000	316,546
European Investment Bank	3.13	12/14/2023	200,000	218,216
European Investment Bank	2.25	06/24/2024	60,000	64,345
European Investment Bank	1.63	03/14/2025	85,000	89,627
European Investment Bank	0.38	12/15/2025	100,000	99,785
European Investment Bank	1.63	10/09/2029	100,000	107,185
European Investment Bank	0.88	05/17/2030	100,000	100,468

The accompanying notes are an integral part of the financial statements.

37

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Sovereign — 0.92%
FMS Wertmanagement (Germany)	2.75	01/30/2024	200,000	216,041
Inter-American Development Bank	2.50	01/18/2023	100,000	105,126
Inter-American Development Bank	3.00	02/21/2024	200,000	218,020
Inter-American Development Bank	1.75	03/14/2025	65,000	68,838
Inter-American Development Bank	2.00	06/02/2026	485,000	524,310
Inter-American Development Bank	2.00	07/23/2026	200,000	216,291
International Bank for Reconstruction & Development	1.63	02/10/2022	328,000	334,209
International Bank for Reconstruction & Development	2.13	07/01/2022	300,000	309,920
International Bank for Reconstruction & Development	3.00	09/27/2023	250,000	270,448
International Bank for Reconstruction & Development	2.50	11/25/2024	250,000	272,097
International Bank for Reconstruction & Development	1.63	01/15/2025	75,000	78,888
International Bank for Reconstruction & Development	0.75	03/11/2025	100,000	101,541
International Bank for Reconstruction & Development	0.63	04/22/2025	175,000	176,630
International Bank for Reconstruction & Development	0.88	05/14/2030	100,000	100,222
International Finance Corp	1.38	10/16/2024	100,000	104,125
Kreditanstalt fuer Wiederaufbau	0.38	07/18/2025	110,000	109,749
Kreditanstalt fuer Wiederaufbau (Germany)	2.13	03/07/2022	121,000	124,320
Kreditanstalt fuer Wiederaufbau (Germany)	2.13	06/15/2022	100,000	103,239
Kreditanstalt fuer Wiederaufbau (Germany)	1.75	08/22/2022	400,000	411,559
Kreditanstalt fuer Wiederaufbau (Germany)	2.38	12/29/2022	100,000	104,811
Kreditanstalt fuer Wiederaufbau (Germany) [3]	0.00	06/29/2037	285,000	231,027
Landwirtschaftliche Rentenbank (Germany)	1.75	07/27/2026	200,000	213,899
Nexen Inc (China)	6.40	05/15/2037	114,000	168,702
Nordic Investment Bank	2.13	02/01/2022	200,000	204,989
Nordic Investment Bank	1.38	10/17/2022	200,000	204,644
Syngenta Finance NV (Switzerland)	3.13	03/28/2022	235,000	239,291

				9,128,192

Technology — 1.22%
Alphabet Inc	2.00	08/15/2026	200,000	214,452
Alphabet Inc	1.10	08/15/2030	100,000	99,558
Alphabet Inc	1.90	08/15/2040	100,000	96,207
Analog Devices Inc	3.90	12/15/2025	200,000	228,670
Apple Inc	2.50	02/09/2022	97,000	99,746
Apple Inc	2.70	05/13/2022	330,000	342,707
Apple Inc	1.80	09/11/2024	55,000	57,561

The accompanying notes are an integral part of the financial statements.

38

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Technology — 1.22%
Apple Inc	1.13	05/11/2025	60,000	61,401
Apple Inc	3.35	02/09/2027	50,000	57,187
Apple Inc	3.20	05/11/2027	100,000	113,761
Apple Inc	2.20	09/11/2029	50,000	53,771
Apple Inc	1.65	05/11/2030	40,000	41,434
Apple Inc	4.45	05/06/2044	285,000	386,976
Apple Inc	3.85	08/04/2046	50,000	62,261
Apple Inc	3.75	11/13/2047	200,000	245,698
Apple Inc	2.95	09/11/2049	30,000	32,838
Apple Inc	2.65	05/11/2050	55,000	57,634
Applied Materials Inc	3.30	04/01/2027	200,000	227,345
Arrow Electronics Inc	3.50	04/01/2022	100,000	103,396
Autodesk Inc	3.50	06/15/2027	150,000	170,169
Broadcom Corp / Broadcom Cayman Finance Ltd	3.00	01/15/2022	150,000	154,304
Broadcom Corp / Broadcom Cayman Finance Ltd	3.63	01/15/2024	100,000	107,554
Broadcom Corp / Broadcom Cayman Finance Ltd	3.88	01/15/2027	200,000	221,581
Broadcom Corp / Broadcom Cayman Finance Ltd	3.50	01/15/2028	90,000	97,241
Cisco Systems Inc	2.50	09/20/2026	146,000	160,718
Citrix Systems Inc	4.50	12/01/2027	135,000	154,693
Corning Inc	3.90	11/15/2049	200,000	229,149
Corning Inc	4.38	11/15/2057	20,000	24,216
DXC Technology Co	4.13	04/15/2025	100,000	108,048
DXC Technology Co	4.75	04/15/2027	90,000	100,294
Fiserv Inc	3.80	10/01/2023	100,000	109,113
Fiserv Inc	2.75	07/01/2024	80,000	85,462
Fiserv Inc	4.20	10/01/2028	100,000	118,761
Fiserv Inc	3.50	07/01/2029	80,000	91,193
Fiserv Inc	4.40	07/01/2049	40,000	50,176
Hewlett Packard Enterprise Co	3.50	10/05/2021	100,000	102,846
Hewlett Packard Enterprise Co	4.40	10/15/2022	121,000	129,303
Hewlett Packard Enterprise Co	4.45	10/02/2023	100,000	109,893
Hewlett Packard Enterprise Co	4.65	10/01/2024	100,000	113,080
HP Inc	6.00	09/15/2041	150,000	183,874
Intel Corp	3.30	10/01/2021	114,000	117,379
Intel Corp	3.15	05/11/2027	50,000	56,163
Intel Corp	3.90	03/25/2030	300,000	363,212
Intel Corp	4.90	07/29/2045	100,000	139,504
Intel Corp	4.10	05/11/2047	50,000	63,273
Intel Corp	3.25	11/15/2049	30,000	33,591
International Business Machines Corp	3.45	02/19/2026	306,000	347,532

The accompanying notes are an integral part of the financial statements.

39

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Technology — 1.22%
International Business Machines Corp	3.30	05/15/2026	250,000	281,528
International Business Machines Corp	3.50	05/15/2029	100,000	115,255
International Business Machines Corp	4.70	02/19/2046	146,000	198,422
International Business Machines Corp	4.25	05/15/2049	200,000	250,741
Juniper Networks Inc	5.95	03/15/2041	100,000	126,733
Micron Technology Inc	2.50	04/24/2023	100,000	103,845
Microsoft Corp	2.40	02/06/2022	194,000	199,381
Microsoft Corp	3.13	11/03/2025	242,000	270,602
Microsoft Corp	3.30	02/06/2027	107,000	122,257
Microsoft Corp	4.20	11/03/2035	242,000	317,782
Microsoft Corp	4.10	02/06/2037	68,000	88,156
Microsoft Corp	2.53	06/01/2050	200,000	209,164
Microsoft Corp	3.95	08/08/2056	218,000	287,139
Microsoft Corp	2.68	06/01/2060	46,000	48,524
NVIDIA Corp	2.85	04/01/2030	200,000	224,701
Oracle Corp	2.50	10/15/2022	542,000	565,687
Oracle Corp	2.40	09/15/2023	150,000	157,765
Oracle Corp	3.25	11/15/2027	80,000	90,501
Oracle Corp	5.38	07/15/2040	200,000	278,947
Oracle Corp	4.13	05/15/2045	104,000	124,055
Oracle Corp	4.00	07/15/2046	209,000	247,734
Oracle Corp	4.00	11/15/2047	50,000	59,276
Oracle Corp	3.60	04/01/2050	200,000	225,434
PayPal Holdings Inc	2.30	06/01/2030	250,000	264,386
PayPal Holdings Inc	3.25	06/01/2050	300,000	331,864
QUALCOMM Inc	4.65	05/20/2035	242,000	325,277
Texas Instruments Inc	4.15	05/15/2048	25,000	32,693
Verisk Analytics Inc	4.13	03/15/2029	150,000	176,894

				12,049,668

Transportation — 0.51%
American Airlines 2014-1 - Class A Pass Through Trust	3.70	04/01/2028	136,105	113,070
American Airlines 2016-1 - Class AA Pass Through Trust	3.58	07/15/2029	157,018	150,679
Burlington Northern Santa Fe LLC	3.85	09/01/2023	242,000	263,655
Burlington Northern Santa Fe LLC	4.38	09/01/2042	138,000	174,093
Canadian National Railway Co (Canada)	3.65	02/03/2048	10,000	12,081
Canadian National Railway Co (Canada)	4.45	01/20/2049	150,000	204,331
Canadian Pacific Railway Co (Canada)	2.90	02/01/2025	100,000	108,188
Canadian Pacific Railway Co (Canada)	4.00	06/01/2028	100,000	117,626
CSX Corp	3.40	08/01/2024	200,000	218,865
CSX Corp	3.25	06/01/2027	140,000	158,150
CSX Corp	3.80	03/01/2028	15,000	17,583
CSX Corp	4.30	03/01/2048	15,000	18,683

The accompanying notes are an integral part of the financial statements.

40

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Transportation — 0.51%
CSX Corp	4.50	08/01/2054	100,000	130,812
FedEx Corp	3.25	04/01/2026	100,000	111,277
FedEx Corp	3.30	03/15/2027	200,000	222,182
FedEx Corp	4.55	04/01/2046	80,000	96,472
FedEx Corp	4.40	01/15/2047	35,000	41,346
JetBlue 2019-1 Class AA Pass Through Trust	2.75	11/15/2033	98,781	96,721
Kansas City Southern	4.70	05/01/2048	100,000	111,183
Norfolk Southern Corp	2.90	02/15/2023	90,000	94,650
Norfolk Southern Corp	3.15	06/01/2027	100,000	111,648
Norfolk Southern Corp	3.05	05/15/2050	200,000	212,553
Southwest Airlines Co	5.13	06/15/2027	300,000	327,935
Southwest Airlines Co	2.63	02/10/2030	100,000	94,805
Spirit Airlines Pass Through Trust 2015-1A	4.10	10/01/2029	105,442	94,640
Union Pacific Corp	4.16	07/15/2022	142,000	150,236
Union Pacific Corp	2.15	02/05/2027	200,000	212,610
Union Pacific Corp	3.00	04/15/2027	100,000	110,812
Union Pacific Corp	3.95	09/10/2028	435,000	513,078
Union Pacific Corp	2.40	02/05/2030	200,000	215,277
Union Pacific Corp	3.55	08/15/2039	200,000	228,979
Union Pacific Corp	4.30	03/01/2049	20,000	25,849
United Parcel Service Inc	2.40	11/15/2026	146,000	160,313
United Parcel Service Inc	3.75	11/15/2047	100,000	120,840

				5,041,222

Utilities — 1.11%
AEP Texas Inc	3.45	01/15/2050	100,000	109,394
American Electric Power Co Inc	2.95	12/15/2022	80,000	83,681
American Water Capital Corp	3.75	09/01/2047	50,000	59,048
Atmos Energy Corp	4.13	10/15/2044	117,000	144,999
CMS Energy Corp (U.S. Treasury + 4.116%) [2]	4.75	06/01/2050	200,000	212,042
Commonwealth Edison Co	3.65	06/15/2046	242,000	282,622
Commonwealth Edison Co	4.00	03/01/2048	5,000	6,151
Consolidated Edison Co of New York Inc	4.00	12/01/2028	250,000	297,063
Consolidated Edison Co of New York Inc	6.30	08/15/2037	142,000	207,684
Consumers Energy Co	4.35	04/15/2049	100,000	131,922
Consumers Energy Co	3.50	08/01/2051	100,000	117,055
Dominion Energy Inc	7.00	06/15/2038	75,000	113,699
DTE Electric Co	3.70	03/15/2045	121,000	141,556
DTE Electric Co	2.95	03/01/2050	100,000	105,495
Duke Energy Carolinas LLC	2.95	12/01/2026	100,000	111,751
Duke Energy Corp	3.15	08/15/2027	100,000	110,383
Duke Energy Corp	3.75	09/01/2046	80,000	91,329
Duke Energy Florida LLC	6.40	06/15/2038	242,000	369,348

The accompanying notes are an integral part of the financial statements.

41

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Utilities — 1.11%
Duke Energy Indiana LLC	3.75	05/15/2046	12,000	14,108
Edison International	2.40	09/15/2022	100,000	101,939
Emera US Finance LP (Canada)	3.55	06/15/2026	25,000	27,916
Eversource Energy	3.30	01/15/2028	100,000	111,669
Exelon Generation Co LLC	3.40	03/15/2022	200,000	207,309
Exelon Generation Co LLC	3.25	06/01/2025	100,000	109,324
Exelon Generation Co LLC	6.25	10/01/2039	200,000	247,923
Exelon Generation Co LLC	5.60	06/15/2042	15,000	17,679
Florida Power & Light Co	2.85	04/01/2025	200,000	219,274
Florida Power & Light Co	3.13	12/01/2025	142,000	158,173
Florida Power & Light Co	5.95	02/01/2038	142,000	210,152
Florida Power & Light Co	3.70	12/01/2047	20,000	24,333
Georgia Power Co	3.25	03/30/2027	150,000	165,348
Georgia Power Co	4.30	03/15/2042	242,000	289,655
Indiana Michigan Power Co	3.85	05/15/2028	200,000	229,423
ITC Holdings Corp	3.35	11/15/2027	100,000	111,896
MidAmerican Energy Co	3.50	10/15/2024	182,000	201,288
MidAmerican Energy Co	3.15	04/15/2050	200,000	221,631
National Rural Utilities Cooperative Finance Corp	3.40	02/07/2028	165,000	190,351
NextEra Energy Capital Holdings Inc	3.55	05/01/2027	85,000	96,071
NextEra Energy Capital Holdings Inc	2.25	06/01/2030	100,000	103,553
NiSource Inc	5.25	02/15/2043	100,000	131,100
NorthWestern Corp	4.18	11/15/2044	150,000	176,248
Ohio Edison Co	6.88	07/15/2036	100,000	141,086
Ohio Power Co	2.60	04/01/2030	200,000	219,418
Pacific Gas and Electric Co	3.15	01/01/2026	160,000	164,183
Pacific Gas and Electric Co	2.10	08/01/2027	175,000	169,325
Pacific Gas and Electric Co	4.50	07/01/2040	95,000	96,612
Pacific Gas and Electric Co	4.95	07/01/2050	110,000	117,378
Pacific Gas and Electric Co	3.50	08/01/2050	75,000	67,622
PacifiCorp	5.75	04/01/2037	158,000	216,798
PacifiCorp	4.13	01/15/2049	170,000	212,280
PECO Energy Co	3.90	03/01/2048	5,000	6,185
Piedmont Natural Gas Co Inc	3.64	11/01/2046	6,000	6,816
PPL Electric Utilities Corp	4.75	07/15/2043	242,000	323,228
Progress Energy Inc	3.15	04/01/2022	57,000	58,859
Public Service Co of Colorado	3.70	06/15/2028	150,000	175,054
Public Service Co of Colorado	4.10	06/15/2048	65,000	83,537
Puget Sound Energy Inc	3.25	09/15/2049	75,000	84,008
San Diego Gas & Electric Co	2.50	05/15/2026	142,000	153,163
San Diego Gas & Electric Co	4.50	08/15/2040	117,000	142,613
Sempra Energy	2.90	02/01/2023	100,000	104,699
Sempra Energy	3.80	02/01/2038	145,000	162,333

The accompanying notes are an integral part of the financial statements.

42

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Corporate Bonds and Notes — 15.38%
Utilities — 1.11%
Sempra Energy	4.00	02/01/2048	15,000	16,916
Southern California Edison Co	4.20	03/01/2029	200,000	228,920
Southern California Edison Co	6.00	01/15/2034	92,000	121,439
Southern California Edison Co	5.55	01/15/2037	132,000	162,922
Southern Co Gas Capital Corp	5.88	03/15/2041	100,000	137,824
Southern Co/The	4.25	07/01/2036	100,000	116,037
Southern Power Co	5.25	07/15/2043	100,000	116,644
Southwestern Electric Power Co	3.90	04/01/2045	125,000	137,336
Tucson Electric Power Co	1.50	08/01/2030	200,000	198,245
Virginia Electric & Power Co	3.15	01/15/2026	92,000	102,198
Virginia Electric & Power Co	8.88	11/15/2038	117,000	215,914
Wisconsin Electric Power Co	4.30	10/15/2048	100,000	127,645
Wisconsin Power & Light Co	3.00	07/01/2029	150,000	169,036
Xcel Energy Inc	2.60	03/15/2022	125,000	128,526
Xcel Energy Inc	3.40	06/01/2030	200,000	229,704

				10,976,088

Total Corporate Bonds and Notes (Cost $140,951,238)				152,443,232

Foreign Government Bonds and Notes — 0.91%
Canada Government International Bond (Canada)	1.63	01/22/2025	150,000	157,832
Chile Government International Bond (Chile)	3.13	01/21/2026	388,000	430,098
Colombia Government International Bond (Colombia)	6.13	01/18/2041	300,000	384,750
Development Bank of Japan Inc (Japan)	2.00	10/19/2021	350,000	355,629
Export-Import Bank of Korea (South Korea)	2.38	04/21/2027	300,000	320,112
Hungary Government International Bond (Hungary)	5.75	11/22/2023	200,000	229,246
Indonesia Government International Bond (Indonesia)	5.35	02/11/2049	200,000	264,674
Indonesia Government International Bond (Indonesia)	3.50	02/14/2050	200,000	211,595
Israel Government Aid Bond (Israel)	5.50	12/04/2023	19,000	22,016
Israel Government Aid Bond (Israel)	5.50	04/26/2024	51,000	60,529
Israel Government Aid Bond (Israel)	5.50	09/18/2033	291,000	436,092
Israel Government International Bond (Israel)	4.00	06/30/2022	200,000	212,148
Israel Government International Bond (Israel)	3.88	07/03/2050	200,000	240,000
Japan Bank for International Cooperation (Japan)	2.38	07/21/2022	200,000	207,209
Japan Bank for International Cooperation (Japan)	1.88	07/21/2026	300,000	319,854

The accompanying notes are an integral part of the financial statements.

43

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Foreign Government Bonds and Notes — 0.91%
Japan Bank for International Cooperation (Japan)	3.50	10/31/2028	200,000	240,496
Japan Bank for International Cooperation (Japan)	2.00	10/17/2029	200,000	218,586
Korea Development Bank/The (South Korea)	3.00	01/13/2026	242,000	267,269
Korea International Bond (South Korea)	2.75	01/19/2027	200,000	219,664
Mexico Government International Bond (Mexico)	4.00	10/02/2023	300,000	325,953
Mexico Government International Bond (Mexico)	4.50	04/22/2029	200,000	224,302
Mexico Government International Bond (Mexico)	6.05	01/11/2040	300,000	375,450
Mexico Government International Bond (Mexico)	4.60	02/10/2048	300,000	319,500
Mexico Government International Bond (Mexico)	5.00	04/27/2051	200,000	224,000
Panama Government International Bond (Panama)	3.75	03/16/2025	200,000	218,302
Panama Government International Bond (Panama)	6.70	01/26/2036	100,000	145,126
Panama Government International Bond (Panama)	4.50	04/16/2050	200,000	249,802
Peruvian Government International Bond (Peru)	4.13	08/25/2027	200,000	233,252
Philippine Government International Bond (Philippines)	9.50	02/02/2030	200,000	329,469
Philippine Government International Bond (Philippines)	3.95	01/20/2040	200,000	236,558
Province of Alberta Canada (Canada)	3.30	03/15/2028	30,000	34,994
Province of Manitoba Canada (Canada)	2.60	04/16/2024	100,000	107,348
Province of Ontario Canada (Canada)	3.40	10/17/2023	50,000	54,487
Province of Ontario Canada (Canada)	2.50	04/27/2026	242,000	265,399
Republic of Italy Government International Bond (Italy)	5.38	06/15/2033	150,000	189,121
Republic of Poland Government International Bond (Poland)	3.25	04/06/2026	142,000	160,119
State of Israel (Israel)	2.50	01/15/2030	200,000	216,307
Uruguay Government International Bond (Uruguay)	4.38	10/27/2027	200,000	231,002
Uruguay Government International Bond (Uruguay)	4.98	04/20/2055	35,000	46,550

Total Foreign Government Bonds and Notes (Cost $8,223,110)				8,984,840

Municipal Bonds — 0.50%
Bay Area Toll Authority	6.26	04/01/2049	95,000	161,852

The accompanying notes are an integral part of the financial statements.

44

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Municipal Bonds — 0.50%
City of New York NY	6.27	12/01/2037	100,000	148,049
Commonwealth of Massachusetts	4.20	12/01/2021	180,000	185,000
Commonwealth of Massachusetts Transportation Fund Revenue	5.73	06/01/2040	25,000	36,145
Dallas Area Rapid Transit	6.00	12/01/2044	100,000	154,100
East Bay Municipal Utility District Water System Revenue	5.87	06/01/2040	145,000	226,141
Los Angeles Unified School District/CA	5.75	07/01/2034	100,000	139,624
New Jersey Economic Development Authority	7.43	02/15/2029	164,000	204,067
New Jersey Turnpike Authority	7.41	01/01/2040	165,000	279,881
New York State Dormitory Authority	5.60	03/15/2040	200,000	287,836
Ohio State University/The	4.91	06/01/2040	140,000	194,992
Ohio State University/The	4.80	06/01/2111	53,000	77,599
Ohio Water Development Authority Water Pollution Control Loan Fund	4.88	12/01/2034	50,000	59,957
Permanent University Fund - Texas A&M University System	3.66	07/01/2047	200,000	220,092
Port Authority of New York & New Jersey	4.46	10/01/2062	95,000	121,519
Salt River Project Agricultural Improvement & Power District	4.84	01/01/2041	175,000	246,022
South Carolina Public Service Authority	2.39	12/01/2023	182,000	190,982
State of California	5.70	11/01/2021	200,000	211,520
State of California	3.38	04/01/2025	300,000	334,503
State of California	3.50	04/01/2028	30,000	34,804
State of California	7.30	10/01/2039	240,000	394,142
State of Connecticut	5.85	03/15/2032	100,000	139,542
State of Illinois	5.10	06/01/2033	200,000	202,118
Texas Transportation Commission State Highway Fund	5.18	04/01/2030	200,000	256,634
University of California	4.60	05/15/2031	200,000	241,998
University of Pittsburgh-of the Commonwealth System of Higher Education	3.56	09/15/2119	150,000	181,973

Total Municipal Bonds (Cost $4,535,512)				4,931,092

Commercial Mortgage-Backed Securities — 1.27%
Bank 2019-Bnk21	2.85	10/17/2052	200,000	221,268
Benchmark 2019-B10 Mortgage Trust	3.72	03/15/2062	350,000	409,112
Benchmark 2020-IG1 Mortgage Trust	2.69	09/15/2043	200,000	219,299
Citigroup Commercial Mortgage Trust 2018-C6	4.41	11/10/2051	300,000	360,515
COMM 2013-CR9 Mortgage Trust[2]	4.36	07/10/2045	109,000	116,875
COMM 2014-LC17 Mortgage Trust	3.92	10/10/2047	702,000	770,023
COMM 2014-UBS4 Mortgage Trust	3.42	08/10/2047	582,000	622,368
Fannie Mae-Aces[2]	2.51	11/25/2022	310,282	318,695

The accompanying notes are an integral part of the financial statements.

45

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Commercial Mortgage-Backed Securities — 1.27%
Fannie Mae-Aces[2]	2.96	02/25/2027	647,000	723,770
Fannie Mae-Aces[2]	3.08	12/25/2027	200,000	225,833
Fannie Mae-Aces[2]	3.15	03/25/2028	200,000	228,178
Freddie Mac Multifamily Structured Pass Through Certificates	3.06	12/25/2024	500,000	548,585
Freddie Mac Multifamily Structured Pass Through Certificates	2.21	06/25/2025	222,060	232,130
Freddie Mac Multifamily Structured Pass Through Certificates	3.24	08/25/2027	750,000	862,665
Freddie Mac Multifamily Structured Pass Through Certificates[2]	3.92	09/25/2028	100,000	120,742
Freddie Mac Multifamily Structured Pass Through Certificates	3.77	12/25/2028	300,000	359,881
Freddie Mac Multifamily Structured Pass Through Certificates	3.51	03/25/2029	200,000	236,345
Freddie Mac Multifamily Structured Pass Through Certificates	3.30	04/25/2029	200,000	233,562
Freddie Mac Multifamily Structured Pass Through Certificates	1.78	05/25/2029	298,551	313,761
Freddie Mac Multifamily Structured Pass Through Certificates	2.26	06/25/2029	197,140	212,621
Freddie Mac Multifamily Structured Pass Through Certificates	2.65	11/25/2029	400,000	450,864
Freddie Mac Multifamily Structured Pass Through Certificates	1.72	05/25/2035	300,000	306,024
GS Mortgage Securities Corp 2015-GC30	3.12	05/10/2050	238,714	254,169
GS Mortgage Securities Trust 2016-GS2	3.05	05/10/2049	728,000	789,154
GS Mortgage Securities Trust 2019-GC42	3.00	09/01/2052	200,000	223,403
JPMBB Commercial Mortgage Securities Trust 2015-C29	3.30	05/15/2048	445,135	467,977
Morgan Stanley Capital I Trust 2015-UBS8	3.54	12/15/2048	470,000	518,511
Morgan Stanley Capital I Trust 2017-H1	3.26	06/15/2050	500,000	555,877
UBS Commercial Mortgage Trust 2018-C12	4.30	08/15/2051	500,000	597,042
UBS-Barclays Commercial Mortgage Trust 2012-C4	2.79	12/10/2045	504,000	517,841
UBS-Barclays Commercial Mortgage Trust 2013-C6	3.24	04/10/2046	209,691	219,615
Wells Fargo Commercial Mortgage Trust 2018-C44	4.21	05/15/2051	200,000	235,057
Wells Fargo Commercial Mortgage Trust 2018-C47	4.44	09/15/2061	100,000	119,944

Total Commercial Mortgage-Backed Securities (Cost $11,987,282)				12,591,706

Mortgage-Backed Securities — 14.19%
Fannie Mae or Freddie Mac [4]	2.00	10/01/2035	1,175,000	1,221,633

The accompanying notes are an integral part of the financial statements.

46

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Fannie Mae or Freddie Mac [4]	2.50	10/01/2035	250,000	261,055
Fannie Mae or Freddie Mac [4]	3.00	10/01/2035	1,325,000	1,390,422
Fannie Mae or Freddie Mac [4]	3.50	10/01/2035	525,000	555,618
Fannie Mae or Freddie Mac [4]	1.50	11/01/2035	200,000	204,492
Fannie Mae or Freddie Mac [4]	2.00	11/01/2035	575,000	597,572
Fannie Mae or Freddie Mac [4]	2.50	11/01/2035	125,000	130,473
Fannie Mae or Freddie Mac [4]	2.00	10/01/2050	2,600,000	2,688,156
Fannie Mae or Freddie Mac [4]	2.50	10/01/2050	7,375,000	7,735,972
Fannie Mae or Freddie Mac [4]	3.00	10/01/2050	2,275,000	2,383,196
Fannie Mae or Freddie Mac [4]	3.50	10/01/2050	2,925,000	3,083,933
Fannie Mae or Freddie Mac [4]	4.00	10/01/2050	2,825,000	3,012,984
Fannie Mae or Freddie Mac [4]	4.50	10/01/2050	725,000	784,246
Fannie Mae or Freddie Mac [4]	5.00	10/01/2050	150,000	164,361
Fannie Mae or Freddie Mac [4]	1.50	11/01/2050	75,000	75,344
Fannie Mae or Freddie Mac [4]	2.00	11/01/2050	2,150,000	2,219,168
Fannie Mae or Freddie Mac [4]	2.50	11/01/2050	1,500,000	1,571,283
Fannie Mae or Freddie Mac [4]	3.00	11/01/2050	25,000	26,194
Fannie Mae Pool	4.00	03/01/2022	6	7
Fannie Mae Pool	4.00	04/01/2024	19,275	20,420
Fannie Mae Pool	4.00	07/01/2024	24,626	26,102
Fannie Mae Pool	4.50	05/01/2025	72,452	76,907
Fannie Mae Pool	4.00	09/01/2025	43,093	45,654
Fannie Mae Pool	3.50	10/01/2025	96,821	102,459
Fannie Mae Pool	3.50	10/01/2025	41,462	43,888
Fannie Mae Pool	3.50	12/01/2025	76,631	81,088
Fannie Mae Pool	3.50	01/01/2026	16,084	17,035
Fannie Mae Pool	3.50	02/01/2026	17,289	18,307
Fannie Mae Pool	3.50	06/01/2026	3,490	3,695
Fannie Mae Pool	3.00	11/01/2026	72,159	75,799
Fannie Mae Pool	4.00	02/01/2027	70,274	74,495
Fannie Mae Pool	3.00	05/01/2027	43,847	46,652
Fannie Mae Pool	3.00	08/01/2027	61,598	64,742
Fannie Mae Pool	3.50	08/01/2027	95,303	100,918
Fannie Mae Pool	2.50	01/01/2028	143,033	149,704
Fannie Mae Pool	3.00	02/01/2028	159,243	167,320
Fannie Mae Pool	2.50	05/01/2028	73,610	77,039
Fannie Mae Pool	3.00	08/01/2028	53,548	56,262
Fannie Mae Pool	2.50	09/01/2028	70,998	74,314
Fannie Mae Pool	4.50	03/01/2029	1,084	1,170
Fannie Mae Pool	4.00	07/01/2029	27,462	29,106
Fannie Mae Pool	4.50	08/01/2029	60,404	65,840
Fannie Mae Pool	2.50	09/01/2029	243,512	254,392
Fannie Mae Pool	2.50	08/01/2030	127,704	133,464
Fannie Mae Pool	3.50	11/01/2030	20,510	21,708
Fannie Mae Pool	3.00	02/01/2031	114,868	120,645

The accompanying notes are an integral part of the financial statements.

47

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Fannie Mae Pool	4.00	03/01/2031	64,440	68,490
Fannie Mae Pool	4.00	03/01/2031	14,719	15,594
Fannie Mae Pool	2.50	07/01/2031	113,298	118,567
Fannie Mae Pool	3.00	07/01/2031	115,385	121,307
Fannie Mae Pool	2.00	08/01/2031	189,528	197,971
Fannie Mae Pool	2.50	09/01/2031	313,044	332,243
Fannie Mae Pool	2.50	10/01/2031	38,426	40,176
Fannie Mae Pool	2.00	11/01/2031	30,688	32,070
Fannie Mae Pool	2.50	11/01/2031	323,388	338,500
Fannie Mae Pool	2.50	12/01/2031	123,995	129,578
Fannie Mae Pool	2.50	01/01/2032	169,420	177,343
Fannie Mae Pool	2.50	01/01/2032	40,653	42,591
Fannie Mae Pool	2.00	02/01/2032	43,413	45,360
Fannie Mae Pool	2.50	02/01/2032	170,382	178,324
Fannie Mae Pool	2.50	02/01/2032	50,940	53,307
Fannie Mae Pool	3.00	02/01/2032	36,215	37,993
Fannie Mae Pool	3.00	04/01/2032	46,633	50,204
Fannie Mae Pool	3.00	07/01/2032	188,307	197,556
Fannie Mae Pool	3.00	08/01/2032	33,805	35,569
Fannie Mae Pool	3.50	08/01/2032	36,969	39,937
Fannie Mae Pool	2.50	12/01/2032	142,003	148,364
Fannie Mae Pool	2.50	01/01/2033	70,415	73,571
Fannie Mae Pool	3.00	01/01/2033	70,220	73,674
Fannie Mae Pool	3.00	01/01/2033	14,671	15,394
Fannie Mae Pool	3.00	04/01/2033	97,868	102,719
Fannie Mae Pool	3.00	05/01/2033	98,624	103,431
Fannie Mae Pool	3.50	05/01/2033	55,006	58,532
Fannie Mae Pool	5.50	06/01/2033	9,824	11,530
Fannie Mae Pool	4.00	07/01/2033	63,660	67,478
Fannie Mae Pool	2.50	08/01/2033	80,493	84,263
Fannie Mae Pool	3.50	08/01/2033	133,385	143,470
Fannie Mae Pool	5.50	08/01/2033	63,079	74,222
Fannie Mae Pool	3.50	09/01/2033	33,387	35,324
Fannie Mae Pool	3.50	10/01/2033	11,070	11,711
Fannie Mae Pool	4.00	10/01/2033	160,702	175,276
Fannie Mae Pool	5.50	11/01/2033	774	911
Fannie Mae Pool	5.50	02/01/2034	39,945	47,044
Fannie Mae Pool	3.00	04/01/2034	45,604	47,819
Fannie Mae Pool	3.50	04/01/2034	146,095	154,479
Fannie Mae Pool	3.00	05/01/2034	257,801	273,098
Fannie Mae Pool	3.00	05/01/2034	49,427	51,830
Fannie Mae Pool	5.50	05/01/2034	107,598	126,678
Fannie Mae Pool	2.50	08/01/2034	32,218	33,642
Fannie Mae Pool	2.50	09/01/2034	50,447	52,677
Fannie Mae Pool	3.00	11/01/2034	14,737	15,603

The accompanying notes are an integral part of the financial statements.

48

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Fannie Mae Pool	2.50	01/01/2035	83,713	87,413
Fannie Mae Pool	3.50	01/01/2035	130,990	141,213
Fannie Mae Pool	2.50	02/01/2035	102,821	107,366
Fannie Mae Pool	3.00	02/01/2035	105,211	110,311
Fannie Mae Pool	3.00	02/01/2035	46,306	49,086
Fannie Mae Pool	4.50	02/01/2035	309,049	340,569
Fannie Mae Pool	2.50	03/01/2035	74,993	78,308
Fannie Mae Pool	5.00	03/01/2035	143,525	164,909
Fannie Mae Pool	2.50	05/01/2035	149,997	156,679
Fannie Mae Pool	2.50	05/01/2035	95,765	100,028
Fannie Mae Pool	2.50	07/01/2035	296,982	310,857
Fannie Mae Pool	5.00	07/01/2035	17,808	20,470
Fannie Mae Pool	3.50	11/01/2035	19,109	20,627
Fannie Mae Pool	2.50	08/01/2036	38,348	40,374
Fannie Mae Pool	2.50	10/01/2036	34,956	36,818
Fannie Mae Pool	3.00	11/01/2036	14,146	14,888
Fannie Mae Pool	3.00	12/01/2036	70,664	74,401
Fannie Mae Pool	3.00	12/01/2036	55,254	58,179
Fannie Mae Pool	3.00	12/01/2036	39,565	41,642
Fannie Mae Pool	3.00	02/01/2037	44,038	46,345
Fannie Mae Pool	3.00	02/01/2037	31,183	32,820
Fannie Mae Pool	3.50	02/01/2037	39,832	42,197
Fannie Mae Pool	3.00	04/01/2037	42,509	44,740
Fannie Mae Pool	3.00	09/01/2037	72,683	76,106
Fannie Mae Pool	5.50	09/01/2037	81,744	94,967
Fannie Mae Pool	3.50	11/01/2037	27,270	28,760
Fannie Mae Pool	3.00	01/01/2038	146,372	153,988
Fannie Mae Pool	3.50	01/01/2038	57,877	61,112
Fannie Mae Pool	5.50	02/01/2038	53,771	63,092
Fannie Mae Pool	4.00	03/01/2038	40,578	43,817
Fannie Mae Pool	6.00	05/01/2038	97,577	114,959
Fannie Mae Pool	4.00	07/01/2038	12,697	13,619
Fannie Mae Pool	5.50	10/01/2038	41,949	48,982
Fannie Mae Pool	4.00	12/01/2038	76,172	81,748
Fannie Mae Pool	5.00	01/01/2039	89,000	102,032
Fannie Mae Pool	4.00	02/01/2039	11,492	12,243
Fannie Mae Pool	4.50	03/01/2039	1,094	1,227
Fannie Mae Pool	3.50	04/01/2039	92,496	97,793
Fannie Mae Pool	5.50	04/01/2039	26,003	30,082
Fannie Mae Pool	3.50	06/01/2039	54,901	59,330
Fannie Mae Pool	2.50	09/01/2039	67,010	70,345
Fannie Mae Pool	4.50	09/01/2039	36,814	41,273
Fannie Mae Pool	3.00	10/01/2039	51,598	54,028
Fannie Mae Pool	6.00	10/01/2039	38,103	45,037
Fannie Mae Pool	2.50	11/01/2039	18,771	19,705

The accompanying notes are an integral part of the financial statements.

49

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Fannie Mae Pool	3.00	11/01/2039	56,500	59,161
Fannie Mae Pool	5.00	12/01/2039	39,540	45,406
Fannie Mae Pool	3.00	01/01/2040	20,755	21,732
Fannie Mae Pool	3.00	02/01/2040	43,091	45,120
Fannie Mae Pool	4.00	02/01/2040	12,407	13,663
Fannie Mae Pool	4.50	02/01/2040	46,024	51,739
Fannie Mae Pool	2.50	03/01/2040	107,310	112,651
Fannie Mae Pool	3.00	03/01/2040	175,943	184,229
Fannie Mae Pool	4.50	04/01/2040	75,354	84,542
Fannie Mae Pool	2.50	05/01/2040	71,186	74,729
Fannie Mae Pool	4.50	05/01/2040	150,768	169,386
Fannie Mae Pool	2.00	07/01/2040	49,210	50,907
Fannie Mae Pool	4.00	07/01/2040	32,216	35,526
Fannie Mae Pool	4.50	07/01/2040	33,295	37,484
Fannie Mae Pool	2.00	08/01/2040	98,949	102,362
Fannie Mae Pool	5.00	08/01/2040	56,732	65,362
Fannie Mae Pool	2.00	09/01/2040	124,562	128,859
Fannie Mae Pool	5.00	09/01/2040	85,694	98,725
Fannie Mae Pool	3.50	01/01/2041	147,439	159,515
Fannie Mae Pool	4.00	01/01/2041	157,665	174,026
Fannie Mae Pool	5.00	02/01/2041	111,968	128,961
Fannie Mae Pool	5.00	02/01/2041	71,463	82,208
Fannie Mae Pool	3.50	03/01/2041	126,163	136,118
Fannie Mae Pool	5.00	04/01/2041	148,314	170,676
Fannie Mae Pool	3.00	05/01/2041	176,194	186,393
Fannie Mae Pool	4.00	01/01/2042	589,137	650,734
Fannie Mae Pool	4.00	01/01/2042	157,235	173,304
Fannie Mae Pool	4.00	01/01/2042	105,260	115,930
Fannie Mae Pool	5.50	02/01/2042	106,448	123,688
Fannie Mae Pool	3.50	05/01/2042	187,873	203,201
Fannie Mae Pool	5.00	05/01/2042	69,396	79,815
Fannie Mae Pool	3.50	09/01/2042	190,108	206,207
Fannie Mae Pool	3.50	10/01/2042	157,943	170,884
Fannie Mae Pool	3.00	11/01/2042	108,459	115,616
Fannie Mae Pool	3.50	11/01/2042	410,580	445,486
Fannie Mae Pool	3.50	11/01/2042	123,492	133,990
Fannie Mae Pool	3.00	01/01/2043	260,093	277,170
Fannie Mae Pool	3.00	01/01/2043	156,743	168,117
Fannie Mae Pool	3.00	01/01/2043	53,671	57,574
Fannie Mae Pool	3.00	04/01/2043	243,997	259,923
Fannie Mae Pool	3.00	04/01/2043	51,457	54,849
Fannie Mae Pool	3.00	05/01/2043	36,995	39,937
Fannie Mae Pool	3.50	05/01/2043	196,069	211,513
Fannie Mae Pool	3.00	06/01/2043	246,598	261,969
Fannie Mae Pool	3.00	07/01/2043	308,762	328,906

The accompanying notes are an integral part of the financial statements.

50

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Fannie Mae Pool	3.00	07/01/2043	260,014	277,787
Fannie Mae Pool	3.50	07/01/2043	225,378	244,343
Fannie Mae Pool	3.00	08/01/2043	438,391	473,247
Fannie Mae Pool	3.00	08/01/2043	128,791	138,160
Fannie Mae Pool	3.00	08/01/2043	125,397	133,591
Fannie Mae Pool	3.50	08/01/2043	166,613	180,247
Fannie Mae Pool	4.00	09/01/2043	144,197	158,170
Fannie Mae Pool	4.00	09/01/2043	98,820	109,921
Fannie Mae Pool	3.00	10/01/2043	285,196	303,882
Fannie Mae Pool	3.00	10/01/2043	254,050	270,619
Fannie Mae Pool	5.00	11/01/2043	32,897	36,525
Fannie Mae Pool	5.50	05/01/2044	58,704	67,380
Fannie Mae Pool	4.00	06/01/2044	110,344	120,102
Fannie Mae Pool	4.00	08/01/2044	113,530	124,243
Fannie Mae Pool	3.50	10/01/2044	261,964	287,550
Fannie Mae Pool	4.00	10/01/2044	61,306	66,600
Fannie Mae Pool	4.00	10/01/2044	7,611	8,250
Fannie Mae Pool	3.50	12/01/2044	238,586	261,875
Fannie Mae Pool	4.00	12/01/2044	119,875	130,277
Fannie Mae Pool	3.00	01/01/2045	256,505	273,244
Fannie Mae Pool	3.50	02/01/2045	352,539	384,704
Fannie Mae Pool	3.50	02/01/2045	173,499	185,221
Fannie Mae Pool	4.00	03/01/2045	16,709	18,285
Fannie Mae Pool	3.50	06/01/2045	99,024	105,534
Fannie Mae Pool	3.50	08/01/2045	330,288	352,045
Fannie Mae Pool	3.50	08/01/2045	139,070	148,369
Fannie Mae Pool	3.50	09/01/2045	189,765	202,313
Fannie Mae Pool	4.50	09/01/2045	53,356	58,337
Fannie Mae Pool	4.00	10/01/2045	39,701	42,950
Fannie Mae Pool	4.00	10/01/2045	25,941	28,211
Fannie Mae Pool	3.00	11/01/2045	555,138	583,828
Fannie Mae Pool	3.50	11/01/2045	127,742	136,843
Fannie Mae Pool	3.50	11/01/2045	79,092	84,307
Fannie Mae Pool	4.00	11/01/2045	332,204	361,330
Fannie Mae Pool	4.00	11/01/2045	11,099	12,113
Fannie Mae Pool	4.50	11/01/2045	96,806	107,777
Fannie Mae Pool	3.00	12/01/2045	396,295	416,653
Fannie Mae Pool	3.50	12/01/2045	213,801	228,059
Fannie Mae Pool	3.50	12/01/2045	166,406	177,379
Fannie Mae Pool	4.50	12/01/2045	85,985	94,578
Fannie Mae Pool	3.00	01/01/2046	150,840	158,787
Fannie Mae Pool	3.50	01/01/2046	212,041	225,597
Fannie Mae Pool	3.50	01/01/2046	200,570	213,995
Fannie Mae Pool	4.00	01/01/2046	157,708	170,318
Fannie Mae Pool	3.50	02/01/2046	200,989	214,402

The accompanying notes are an integral part of the financial statements.

51

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Fannie Mae Pool	4.00	02/01/2046	151,276	163,808
Fannie Mae Pool	3.50	03/01/2046	201,841	215,905
Fannie Mae Pool	3.50	03/01/2046	193,529	206,256
Fannie Mae Pool	3.50	03/01/2046	192,642	205,229
Fannie Mae Pool	3.50	03/01/2046	188,386	200,809
Fannie Mae Pool	3.50	03/01/2046	182,705	194,640
Fannie Mae Pool	3.50	03/01/2046	176,009	187,597
Fannie Mae Pool	4.00	03/01/2046	131,288	142,025
Fannie Mae Pool	3.00	04/01/2046	109,054	115,161
Fannie Mae Pool	3.00	05/01/2046	265,254	278,981
Fannie Mae Pool	3.00	06/01/2046	152,437	160,177
Fannie Mae Pool	4.00	07/01/2046	100,151	106,986
Fannie Mae Pool	4.00	07/01/2046	76,102	81,937
Fannie Mae Pool	2.50	08/01/2046	122,248	129,202
Fannie Mae Pool	2.50	08/01/2046	18,895	20,114
Fannie Mae Pool	3.00	08/01/2046	90,508	95,080
Fannie Mae Pool	4.50	08/01/2046	141,558	153,077
Fannie Mae Pool	2.50	09/01/2046	19,350	20,597
Fannie Mae Pool	3.00	09/01/2046	240,437	252,789
Fannie Mae Pool	3.00	09/01/2046	239,352	251,358
Fannie Mae Pool	3.00	09/01/2046	56,976	59,915
Fannie Mae Pool	3.00	10/01/2046	220,086	231,270
Fannie Mae Pool	3.00	10/01/2046	197,688	207,950
Fannie Mae Pool	3.00	10/01/2046	15,878	16,709
Fannie Mae Pool	3.00	10/01/2046	14,872	15,624
Fannie Mae Pool	3.00	11/01/2046	196,499	206,665
Fannie Mae Pool	3.00	11/01/2046	63,630	66,883
Fannie Mae Pool	3.00	11/01/2046	57,284	60,216
Fannie Mae Pool	3.00	11/01/2046	28,579	29,972
Fannie Mae Pool	4.50	11/01/2046	39,943	43,952
Fannie Mae Pool	2.50	12/01/2046	18,473	19,680
Fannie Mae Pool	3.00	12/01/2046	189,038	198,819
Fannie Mae Pool	3.00	12/01/2046	160,682	169,624
Fannie Mae Pool	3.00	12/01/2046	137,504	144,620
Fannie Mae Pool	3.50	12/01/2046	120,774	128,571
Fannie Mae Pool	3.00	01/01/2047	122,358	128,623
Fannie Mae Pool	4.50	01/01/2047	17,124	18,612
Fannie Mae Pool	3.00	02/01/2047	211,293	222,103
Fannie Mae Pool	3.50	02/01/2047	30,708	32,772
Fannie Mae Pool	4.50	03/01/2047	120,127	131,037
Fannie Mae Pool	4.50	03/01/2047	78,078	85,119
Fannie Mae Pool	3.00	04/01/2047	221,958	233,224
Fannie Mae Pool	4.50	04/01/2047	103,277	112,880
Fannie Mae Pool	3.50	05/01/2047	205,447	217,587
Fannie Mae Pool	4.00	05/01/2047	118,349	127,484

The accompanying notes are an integral part of the financial statements.

52

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Fannie Mae Pool	4.00	05/01/2047	114,898	123,160
Fannie Mae Pool	4.00	06/01/2047	125,148	134,133
Fannie Mae Pool	3.50	07/01/2047	125,181	132,429
Fannie Mae Pool	3.50	07/01/2047	118,455	125,361
Fannie Mae Pool	3.50	08/01/2047	226,518	240,646
Fannie Mae Pool	3.50	08/01/2047	28,333	29,993
Fannie Mae Pool	4.00	08/01/2047	94,587	101,162
Fannie Mae Pool	4.00	08/01/2047	51,732	55,400
Fannie Mae Pool	4.00	08/01/2047	40,753	43,703
Fannie Mae Pool	3.50	09/01/2047	194,309	205,651
Fannie Mae Pool	4.00	09/01/2047	108,026	115,670
Fannie Mae Pool	4.50	10/01/2047	64,205	69,740
Fannie Mae Pool	3.50	11/01/2047	206,146	217,964
Fannie Mae Pool	3.50	11/01/2047	87,614	92,887
Fannie Mae Pool	3.00	12/01/2047	241,719	253,777
Fannie Mae Pool	3.50	12/01/2047	318,367	337,448
Fannie Mae Pool	3.50	12/01/2047	175,916	186,181
Fannie Mae Pool	3.50	12/01/2047	161,622	170,610
Fannie Mae Pool	4.00	12/01/2047	183,625	196,766
Fannie Mae Pool	3.00	01/01/2048	99,591	104,281
Fannie Mae Pool	3.50	01/01/2048	261,449	276,016
Fannie Mae Pool	4.00	01/01/2048	137,278	147,177
Fannie Mae Pool	4.50	01/01/2048	27,301	29,656
Fannie Mae Pool	3.50	02/01/2048	211,017	223,368
Fannie Mae Pool	4.00	02/01/2048	271,037	289,609
Fannie Mae Pool	4.50	02/01/2048	96,929	105,164
Fannie Mae Pool	3.50	03/01/2048	183,012	194,162
Fannie Mae Pool	4.00	03/01/2048	66,355	71,036
Fannie Mae Pool	3.00	04/01/2048	125,302	131,611
Fannie Mae Pool	3.50	04/01/2048	105,008	111,038
Fannie Mae Pool	4.00	04/01/2048	126,291	135,356
Fannie Mae Pool	3.50	05/01/2048	68,287	72,152
Fannie Mae Pool	4.50	05/01/2048	251,753	272,640
Fannie Mae Pool	4.50	05/01/2048	167,136	181,986
Fannie Mae Pool	4.50	05/01/2048	51,031	55,166
Fannie Mae Pool	4.00	06/01/2048	152,887	163,343
Fannie Mae Pool	4.00	06/01/2048	126,559	135,033
Fannie Mae Pool	4.00	06/01/2048	100,030	106,963
Fannie Mae Pool	4.00	06/01/2048	98,280	104,908
Fannie Mae Pool	4.50	06/01/2048	40,317	43,636
Fannie Mae Pool	3.50	07/01/2048	144,542	154,057
Fannie Mae Pool	4.00	07/01/2048	84,025	89,496
Fannie Mae Pool	4.00	07/01/2048	61,574	65,651
Fannie Mae Pool	4.00	07/01/2048	44,234	47,162
Fannie Mae Pool	3.50	08/01/2048	7,115	7,529

The accompanying notes are an integral part of the financial statements.

53

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Fannie Mae Pool	4.00	08/01/2048	78,508	83,805
Fannie Mae Pool	5.00	08/01/2048	44,955	49,496
Fannie Mae Pool	4.00	09/01/2048	151,499	161,647
Fannie Mae Pool	4.00	09/01/2048	75,805	80,747
Fannie Mae Pool	3.50	10/01/2048	43,231	45,671
Fannie Mae Pool	3.50	10/01/2048	12,726	13,438
Fannie Mae Pool	4.00	10/01/2048	133,199	141,870
Fannie Mae Pool	3.00	11/01/2048	220,673	231,066
Fannie Mae Pool	3.50	11/01/2048	209,534	221,788
Fannie Mae Pool	3.50	11/01/2048	205,457	217,504
Fannie Mae Pool	3.50	11/01/2048	132,483	140,190
Fannie Mae Pool	3.50	11/01/2048	117,751	124,178
Fannie Mae Pool	4.00	11/01/2048	112,537	119,918
Fannie Mae Pool	4.50	11/01/2048	45,964	49,847
Fannie Mae Pool	4.00	12/01/2048	134,701	143,561
Fannie Mae Pool	4.00	12/01/2048	125,529	133,765
Fannie Mae Pool	4.00	12/01/2048	108,920	116,107
Fannie Mae Pool	4.00	12/01/2048	105,416	112,430
Fannie Mae Pool	4.00	12/01/2048	82,915	88,298
Fannie Mae Pool	4.50	12/01/2048	79,716	86,152
Fannie Mae Pool	4.50	12/01/2048	31,149	33,686
Fannie Mae Pool	4.00	01/01/2049	99,816	106,362
Fannie Mae Pool	4.00	01/01/2049	74,605	79,489
Fannie Mae Pool	4.50	01/01/2049	164,478	178,389
Fannie Mae Pool	4.50	01/01/2049	35,569	38,463
Fannie Mae Pool	3.00	02/01/2049	139,207	146,616
Fannie Mae Pool	3.50	02/01/2049	60,233	63,673
Fannie Mae Pool	3.50	02/01/2049	43,587	45,927
Fannie Mae Pool	3.50	02/01/2049	20,955	22,075
Fannie Mae Pool	4.00	02/01/2049	56,833	60,534
Fannie Mae Pool	4.00	02/01/2049	52,476	55,954
Fannie Mae Pool	4.00	02/01/2049	32,691	34,818
Fannie Mae Pool	4.50	02/01/2049	57,009	61,609
Fannie Mae Pool	3.50	03/01/2049	80,879	85,232
Fannie Mae Pool	4.00	03/01/2049	135,212	144,037
Fannie Mae Pool	4.00	03/01/2049	74,726	79,636
Fannie Mae Pool	4.00	03/01/2049	47,692	51,134
Fannie Mae Pool	4.00	03/01/2049	26,164	27,884
Fannie Mae Pool	5.00	03/01/2049	54,445	59,639
Fannie Mae Pool	3.50	04/01/2049	44,131	46,515
Fannie Mae Pool	3.50	04/01/2049	11,970	12,632
Fannie Mae Pool	4.50	04/01/2049	48,975	52,958
Fannie Mae Pool	3.50	05/01/2049	172,195	181,459
Fannie Mae Pool	3.50	05/01/2049	156,062	164,508
Fannie Mae Pool	3.50	05/01/2049	77,432	81,577

The accompanying notes are an integral part of the financial statements.

54

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Fannie Mae Pool	3.50	06/01/2049	135,504	142,881
Fannie Mae Pool	3.50	06/01/2049	123,968	130,584
Fannie Mae Pool	4.00	06/01/2049	187,970	200,240
Fannie Mae Pool	4.50	06/01/2049	177,397	191,746
Fannie Mae Pool	3.00	07/01/2049	124,632	130,501
Fannie Mae Pool	3.00	07/01/2049	76,929	80,552
Fannie Mae Pool	3.50	07/01/2049	113,036	119,040
Fannie Mae Pool	3.00	08/01/2049	218,950	229,261
Fannie Mae Pool	3.00	08/01/2049	205,319	214,989
Fannie Mae Pool	3.50	08/01/2049	122,528	129,133
Fannie Mae Pool	4.00	08/01/2049	203,366	216,900
Fannie Mae Pool	2.50	09/01/2049	221,700	232,735
Fannie Mae Pool	3.00	09/01/2049	221,948	232,401
Fannie Mae Pool	3.00	09/01/2049	197,815	207,131
Fannie Mae Pool	3.00	09/01/2049	42,878	44,912
Fannie Mae Pool	3.50	09/01/2049	193,664	204,005
Fannie Mae Pool	2.50	10/01/2049	58,259	61,159
Fannie Mae Pool	3.00	10/01/2049	192,605	201,675
Fannie Mae Pool	3.00	10/01/2049	191,439	200,454
Fannie Mae Pool	2.50	11/01/2049	80,992	85,024
Fannie Mae Pool	3.50	11/01/2049	138,936	146,379
Fannie Mae Pool	3.00	12/01/2049	90,779	95,884
Fannie Mae Pool	3.00	12/01/2049	90,505	94,767
Fannie Mae Pool	2.50	01/01/2050	362,989	381,057
Fannie Mae Pool	3.00	01/01/2050	190,731	200,327
Fannie Mae Pool	3.00	01/01/2050	162,939	170,612
Fannie Mae Pool	3.00	01/01/2050	144,721	151,537
Fannie Mae Pool	3.50	01/01/2050	228,931	241,218
Fannie Mae Pool	3.00	03/01/2050	221,907	232,358
Fannie Mae Pool	3.00	03/01/2050	185,118	194,115
Fannie Mae Pool	2.50	04/01/2050	331,920	348,442
Fannie Mae Pool	3.00	04/01/2050	305,835	320,295
Fannie Mae Pool	3.00	04/01/2050	190,094	199,333
Fannie Mae Pool	3.50	04/01/2050	174,061	183,480
Fannie Mae Pool	3.00	05/01/2050	344,304	361,246
Fannie Mae Pool	3.00	05/01/2050	335,407	351,364
Fannie Mae Pool	3.00	05/01/2050	322,299	337,965
Fannie Mae Pool	3.00	06/01/2050	339,866	356,773
Fannie Mae Pool	3.00	06/01/2050	95,820	100,720
Fannie Mae Pool	2.50	07/01/2050	198,234	208,102
Fannie Mae Pool	2.50	07/01/2050	197,058	206,866
Fannie Mae Pool	3.00	07/01/2050	196,437	206,522
Fannie Mae Pool	3.00	07/01/2050	194,641	204,092
Freddie Mac Gold Pool	4.00	10/01/2020	2	2
Freddie Mac Gold Pool	3.50	10/01/2025	11,963	12,671

The accompanying notes are an integral part of the financial statements.

55

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Freddie Mac Gold Pool	3.50	11/01/2025	80,711	85,523
Freddie Mac Gold Pool	5.50	12/01/2025	498	552
Freddie Mac Gold Pool	3.50	07/01/2026	35,588	37,679
Freddie Mac Gold Pool	4.00	07/01/2026	27,883	29,650
Freddie Mac Gold Pool	3.50	01/01/2027	63,107	66,903
Freddie Mac Gold Pool	3.00	02/01/2027	47,991	51,156
Freddie Mac Gold Pool	2.50	11/01/2027	62,007	65,493
Freddie Mac Gold Pool	3.00	02/01/2029	115,359	121,322
Freddie Mac Gold Pool	3.00	06/01/2029	142,684	152,736
Freddie Mac Gold Pool	2.50	09/01/2029	63,939	66,861
Freddie Mac Gold Pool	3.00	02/01/2031	136,966	144,094
Freddie Mac Gold Pool	4.50	03/01/2031	99,498	109,787
Freddie Mac Gold Pool	2.50	11/01/2031	162,041	173,035
Freddie Mac Gold Pool	2.50	11/01/2031	34,444	36,067
Freddie Mac Gold Pool	2.50	12/01/2031	142,788	149,512
Freddie Mac Gold Pool	2.00	01/01/2032	143,649	150,125
Freddie Mac Gold Pool	2.50	02/01/2032	134,938	141,103
Freddie Mac Gold Pool	3.00	02/01/2032	67,067	70,458
Freddie Mac Gold Pool	2.50	11/01/2032	204,605	213,940
Freddie Mac Gold Pool	3.00	12/01/2032	125,630	131,880
Freddie Mac Gold Pool	2.50	01/01/2033	61,160	65,008
Freddie Mac Gold Pool	3.00	02/01/2033	244,398	256,633
Freddie Mac Gold Pool	2.50	03/01/2033	155,986	163,334
Freddie Mac Gold Pool	2.50	04/01/2033	70,037	73,230
Freddie Mac Gold Pool	2.50	05/01/2033	64,725	67,645
Freddie Mac Gold Pool	2.50	06/01/2033	121,152	126,616
Freddie Mac Gold Pool	2.50	07/01/2033	118,864	124,283
Freddie Mac Gold Pool	3.50	09/01/2033	56,904	60,209
Freddie Mac Gold Pool	3.00	12/01/2033	53,309	55,937
Freddie Mac Gold Pool	3.50	12/01/2033	32,602	34,541
Freddie Mac Gold Pool	3.00	04/01/2034	49,166	51,613
Freddie Mac Gold Pool	3.00	12/01/2034	282,128	298,620
Freddie Mac Gold Pool	3.50	03/01/2035	122,384	132,279
Freddie Mac Gold Pool	3.00	04/01/2035	32,839	34,438
Freddie Mac Gold Pool	3.50	05/01/2035	109,050	117,889
Freddie Mac Gold Pool	4.00	10/01/2035	109,412	119,346
Freddie Mac Gold Pool	5.50	03/01/2036	51,553	59,852
Freddie Mac Gold Pool	4.50	06/01/2036	317,504	350,497
Freddie Mac Gold Pool	3.00	11/01/2036	55,800	58,769
Freddie Mac Gold Pool	3.00	02/01/2037	57,218	60,229
Freddie Mac Gold Pool	5.00	02/01/2037	55,255	63,561
Freddie Mac Gold Pool	3.50	06/01/2037	25,607	27,175
Freddie Mac Gold Pool	5.50	06/01/2037	38,856	45,140
Freddie Mac Gold Pool	5.50	12/01/2037	78,208	90,934
Freddie Mac Gold Pool	5.50	07/01/2038	36,605	42,373

The accompanying notes are an integral part of the financial statements.

56

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Freddie Mac Gold Pool	5.00	10/01/2038	36,165	41,596
Freddie Mac Gold Pool	5.50	03/01/2039	35,548	41,144
Freddie Mac Gold Pool	5.00	04/01/2039	22,579	24,748
Freddie Mac Gold Pool	4.50	06/01/2039	26,557	29,648
Freddie Mac Gold Pool	4.50	10/01/2039	44,254	49,651
Freddie Mac Gold Pool	4.00	11/01/2039	83,213	91,856
Freddie Mac Gold Pool	5.50	12/01/2039	38,783	43,013
Freddie Mac Gold Pool	5.50	03/01/2040	119,518	137,945
Freddie Mac Gold Pool	4.00	12/01/2040	144,174	158,839
Freddie Mac Gold Pool	4.00	12/01/2040	111,950	123,568
Freddie Mac Gold Pool	4.50	12/01/2040	67,275	75,737
Freddie Mac Gold Pool	5.50	06/01/2041	49,718	57,786
Freddie Mac Gold Pool	5.50	06/01/2041	48,376	56,052
Freddie Mac Gold Pool	3.50	11/01/2041	167,723	181,319
Freddie Mac Gold Pool	4.00	11/01/2041	193,831	215,570
Freddie Mac Gold Pool	3.50	04/01/2042	229,878	248,113
Freddie Mac Gold Pool	3.50	06/01/2042	82,178	88,704
Freddie Mac Gold Pool	3.50	09/01/2042	84,705	91,637
Freddie Mac Gold Pool	3.50	09/01/2042	82,616	91,180
Freddie Mac Gold Pool	3.00	10/01/2042	295,195	314,645
Freddie Mac Gold Pool	3.00	10/01/2042	47,456	50,524
Freddie Mac Gold Pool	3.00	12/01/2042	83,057	88,506
Freddie Mac Gold Pool	3.00	01/01/2043	374,615	399,099
Freddie Mac Gold Pool	2.50	02/01/2043	28,680	30,560
Freddie Mac Gold Pool	3.00	02/01/2043	95,609	103,234
Freddie Mac Gold Pool	3.00	03/01/2043	70,901	75,546
Freddie Mac Gold Pool	3.50	06/01/2043	92,374	100,039
Freddie Mac Gold Pool	3.50	07/01/2043	9,545	10,351
Freddie Mac Gold Pool	3.00	08/01/2043	225,896	240,757
Freddie Mac Gold Pool	3.50	08/01/2043	152,898	164,397
Freddie Mac Gold Pool	4.50	11/01/2043	113,443	127,281
Freddie Mac Gold Pool	3.50	01/01/2044	102,165	110,575
Freddie Mac Gold Pool	4.50	05/01/2044	5,512	5,969
Freddie Mac Gold Pool	3.50	06/01/2044	47,738	51,079
Freddie Mac Gold Pool	5.00	06/01/2044	56,632	63,253
Freddie Mac Gold Pool	4.00	01/01/2045	104,393	114,031
Freddie Mac Gold Pool	3.50	02/01/2045	91,329	97,997
Freddie Mac Gold Pool	4.50	03/01/2045	136,195	150,303
Freddie Mac Gold Pool	3.00	09/01/2045	241,275	254,293
Freddie Mac Gold Pool	3.50	11/01/2045	43,132	46,061
Freddie Mac Gold Pool	4.00	12/01/2045	209,485	228,836
Freddie Mac Gold Pool	3.50	01/01/2046	190,393	204,170
Freddie Mac Gold Pool	4.00	01/01/2046	155,966	169,044
Freddie Mac Gold Pool	3.00	03/01/2046	315,937	332,238
Freddie Mac Gold Pool	4.00	03/01/2046	12,874	13,989

The accompanying notes are an integral part of the financial statements.

57

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Freddie Mac Gold Pool	4.00	04/01/2046	581,544	631,162
Freddie Mac Gold Pool	4.50	04/01/2046	30,800	33,901
Freddie Mac Gold Pool	3.00	05/01/2046	251,656	264,574
Freddie Mac Gold Pool	3.50	06/01/2046	154,895	164,051
Freddie Mac Gold Pool	2.50	09/01/2046	29,585	31,518
Freddie Mac Gold Pool	2.50	12/01/2046	25,329	26,977
Freddie Mac Gold Pool	4.50	03/01/2047	130,205	142,420
Freddie Mac Gold Pool	5.00	03/01/2047	143,186	158,571
Freddie Mac Gold Pool	4.50	11/01/2047	131,678	143,284
Freddie Mac Gold Pool	3.00	12/01/2047	43,565	46,904
Freddie Mac Gold Pool	3.50	12/01/2047	29,158	30,896
Freddie Mac Gold Pool	4.00	12/01/2047	154,557	165,543
Freddie Mac Gold Pool	5.00	02/01/2048	16,418	18,173
Freddie Mac Gold Pool	3.00	03/01/2048	125,723	131,671
Freddie Mac Gold Pool	3.50	03/01/2048	35,304	37,363
Freddie Mac Gold Pool	3.00	04/01/2048	136,010	142,444
Freddie Mac Gold Pool	3.50	05/01/2048	67,549	71,268
Freddie Mac Gold Pool	4.50	05/01/2048	43,656	47,286
Freddie Mac Gold Pool	5.00	05/01/2048	67,316	74,052
Freddie Mac Gold Pool	3.50	07/01/2048	205,662	216,699
Freddie Mac Gold Pool	4.50	07/01/2048	81,923	88,743
Freddie Mac Gold Pool	5.00	07/01/2048	13,366	14,684
Freddie Mac Gold Pool	3.50	08/01/2048	42,803	45,184
Freddie Mac Gold Pool	4.00	09/01/2048	81,200	87,026
Freddie Mac Gold Pool	4.00	09/01/2048	53,163	56,771
Freddie Mac Gold Pool	4.00	09/01/2048	39,665	42,281
Freddie Mac Gold Pool	4.50	09/01/2048	40,881	44,201
Freddie Mac Gold Pool	3.50	11/01/2048	43,694	46,052
Freddie Mac Gold Pool	4.50	11/01/2048	45,647	49,377
Freddie Mac Pool	4.00	03/01/2034	45,253	48,018
Freddie Mac Pool	3.00	05/01/2034	79,858	83,786
Freddie Mac Pool	2.50	08/01/2034	55,100	57,558
Freddie Mac Pool	2.50	02/01/2035	63,426	66,261
Freddie Mac Pool	2.50	05/01/2035	117,201	122,448
Freddie Mac Pool	2.50	07/01/2035	199,849	208,844
Freddie Mac Pool	2.00	09/01/2035	297,963	309,971
Freddie Mac Pool	2.50	04/01/2040	247,493	259,812
Freddie Mac Pool	2.50	06/01/2040	72,965	76,597
Freddie Mac Pool	3.00	02/01/2043	168,418	179,485
Freddie Mac Pool	3.00	08/01/2043	303,346	323,098
Freddie Mac Pool	4.00	07/01/2044	164,401	179,462
Freddie Mac Pool	3.50	01/01/2045	125,624	134,745
Freddie Mac Pool	3.50	07/01/2045	228,690	242,654
Freddie Mac Pool	3.50	12/01/2045	372,148	397,122
Freddie Mac Pool	4.00	12/01/2045	108,062	117,539

The accompanying notes are an integral part of the financial statements.

58

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Freddie Mac Pool	3.50	03/01/2046	188,303	200,743
Freddie Mac Pool	3.00	04/01/2046	235,968	248,063
Freddie Mac Pool	3.50	04/01/2046	202,662	217,190
Freddie Mac Pool	3.00	09/01/2046	160,476	168,751
Freddie Mac Pool	3.00	11/01/2046	444,708	467,148
Freddie Mac Pool	3.00	11/01/2046	167,430	176,061
Freddie Mac Pool	3.00	12/01/2046	274,261	288,500
Freddie Mac Pool	3.00	01/01/2047	306,309	322,546
Freddie Mac Pool	3.00	03/01/2047	55,052	57,810
Freddie Mac Pool	4.00	03/01/2047	133,233	143,559
Freddie Mac Pool	3.00	04/01/2047	81,790	85,759
Freddie Mac Pool	3.50	04/01/2047	143,484	151,968
Freddie Mac Pool	3.50	11/01/2047	209,117	221,148
Freddie Mac Pool	3.50	11/01/2047	188,041	198,536
Freddie Mac Pool	3.50	12/01/2047	175,715	186,025
Freddie Mac Pool	3.50	12/01/2047	175,181	185,405
Freddie Mac Pool	3.50	03/01/2048	89,375	94,431
Freddie Mac Pool	3.00	06/01/2048	83,310	87,233
Freddie Mac Pool	3.50	06/01/2048	92,142	97,192
Freddie Mac Pool	4.00	07/01/2048	116,685	124,364
Freddie Mac Pool	4.00	08/01/2048	191,332	203,888
Freddie Mac Pool	4.00	09/01/2048	72,763	77,573
Freddie Mac Pool	3.50	10/01/2048	78,911	83,127
Freddie Mac Pool	4.00	10/01/2048	116,541	124,190
Freddie Mac Pool	4.00	11/01/2048	37,365	39,818
Freddie Mac Pool	4.50	11/01/2048	41,647	45,040
Freddie Mac Pool	4.50	02/01/2049	697,505	753,866
Freddie Mac Pool	3.50	03/01/2049	55,812	58,775
Freddie Mac Pool	4.00	03/01/2049	109,554	116,782
Freddie Mac Pool	5.00	03/01/2049	257,557	281,995
Freddie Mac Pool	3.50	04/01/2049	77,858	82,103
Freddie Mac Pool	4.00	04/01/2049	31,415	33,503
Freddie Mac Pool	3.50	05/01/2049	86,804	91,443
Freddie Mac Pool	4.00	05/01/2049	257,480	274,418
Freddie Mac Pool	3.00	07/01/2049	207,101	217,073
Freddie Mac Pool	3.50	07/01/2049	174,654	183,996
Freddie Mac Pool	3.00	09/01/2049	199,853	209,265
Freddie Mac Pool	5.00	10/01/2049	96,816	106,048
Freddie Mac Pool	3.00	11/01/2049	290,887	304,586
Freddie Mac Pool	4.00	01/01/2050	267,597	285,214
Freddie Mac Pool	3.00	03/01/2050	94,149	98,664
Freddie Mac Pool	2.50	04/01/2050	276,341	290,096
Freddie Mac Pool	3.00	04/01/2050	270,449	283,185
Freddie Mac Pool	3.00	04/01/2050	182,549	191,351
Freddie Mac Pool	4.00	04/01/2050	265,552	283,223

The accompanying notes are an integral part of the financial statements.

59

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Freddie Mac Pool	4.50	04/01/2050	307,124	332,592
Freddie Mac Pool	2.50	05/01/2050	334,155	350,788
Freddie Mac Pool	2.50	05/01/2050	293,341	307,942
Freddie Mac Pool	3.00	05/01/2050	151,856	159,007
Freddie Mac Pool	2.50	06/01/2050	341,529	358,529
Freddie Mac Pool	3.00	06/01/2050	336,535	352,532
Freddie Mac Pool	3.00	07/01/2050	197,229	206,816
Freddie Mac Pool	3.00	07/01/2050	196,348	205,891
Freddie Mac Pool	2.50	08/01/2050	222,789	233,879
Ginnie Mae [4]	2.50	10/20/2050	3,200,000	3,360,625
Ginnie Mae [4]	3.00	10/20/2050	3,300,000	3,455,268
Ginnie Mae [4]	3.50	10/20/2050	150,000	157,939
Ginnie Mae [4]	4.00	10/20/2050	550,000	584,364
Ginnie Mae [4]	2.00	11/20/2050	250,000	259,219
Ginnie Mae [4]	2.50	11/20/2050	725,000	760,060
Ginnie Mae I Pool	5.50	07/15/2038	87,013	100,880
Ginnie Mae I Pool	5.50	12/15/2038	46,146	53,035
Ginnie Mae I Pool	5.00	03/15/2039	29,863	34,243
Ginnie Mae I Pool	5.00	04/15/2039	135,595	154,373
Ginnie Mae I Pool	5.00	07/15/2039	21,982	25,166
Ginnie Mae I Pool	4.50	11/15/2039	54,913	60,669
Ginnie Mae I Pool	5.00	12/15/2039	2,088	2,339
Ginnie Mae I Pool	4.50	05/15/2040	12,887	14,245
Ginnie Mae I Pool	4.50	08/15/2040	3,647	4,043
Ginnie Mae I Pool	5.00	12/15/2040	23,340	26,726
Ginnie Mae I Pool	5.00	04/15/2041	21,881	24,107
Ginnie Mae I Pool	5.00	05/15/2041	72,455	81,541
Ginnie Mae I Pool	3.00	11/15/2042	88,307	94,904
Ginnie Mae I Pool	3.00	05/15/2043	10,439	10,893
Ginnie Mae I Pool	3.50	11/15/2044	11,959	12,582
Ginnie Mae I Pool	3.50	02/15/2045	137,070	144,568
Ginnie Mae I Pool	3.00	03/15/2045	80,017	83,352
Ginnie Mae I Pool	3.50	03/15/2045	31,066	32,867
Ginnie Mae I Pool	4.00	07/15/2045	10,973	11,597
Ginnie Mae I Pool	3.00	08/15/2045	98,676	102,717
Ginnie Mae I Pool	4.00	12/15/2045	16,797	17,997
Ginnie Mae I Pool	4.00	03/15/2046	89,869	96,157
Ginnie Mae I Pool	4.00	03/15/2046	22,484	24,050
Ginnie Mae I Pool	4.00	05/15/2046	26,370	27,872
Ginnie Mae I Pool	3.50	06/15/2046	111,145	117,090
Ginnie Mae I Pool	4.50	08/15/2046	130,249	143,686
Ginnie Mae I Pool	4.50	08/15/2046	68,291	75,641
Ginnie Mae I Pool	2.50	09/15/2046	32,535	34,198
Ginnie Mae I Pool	4.50	10/15/2046	40,376	44,280
Ginnie Mae I Pool	4.00	07/15/2047	51,062	53,991

The accompanying notes are an integral part of the financial statements.

60

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Ginnie Mae I Pool	4.50	12/15/2047	38,790	42,558
Ginnie Mae II Pool	3.00	01/20/2027	139,526	145,892
Ginnie Mae II Pool	2.50	08/20/2027	18,943	19,597
Ginnie Mae II Pool	2.50	03/20/2028	18,099	18,911
Ginnie Mae II Pool	3.00	10/20/2028	18,625	19,524
Ginnie Mae II Pool	3.50	07/20/2030	34,153	36,201
Ginnie Mae II Pool	2.50	12/20/2030	96,840	100,983
Ginnie Mae II Pool	3.00	07/20/2032	25,144	26,362
Ginnie Mae II Pool	5.50	02/20/2034	11,512	13,654
Ginnie Mae II Pool	5.00	06/20/2040	22,306	25,475
Ginnie Mae II Pool	4.00	08/20/2040	36,510	40,144
Ginnie Mae II Pool	5.00	09/20/2040	47,350	54,034
Ginnie Mae II Pool	4.00	10/20/2040	37,821	41,283
Ginnie Mae II Pool	4.50	10/20/2040	27,851	30,912
Ginnie Mae II Pool	4.00	01/20/2041	34,886	38,367
Ginnie Mae II Pool	4.00	04/20/2041	34,040	37,152
Ginnie Mae II Pool	4.50	04/20/2041	22,415	24,878
Ginnie Mae II Pool	5.00	04/20/2041	4,543	5,182
Ginnie Mae II Pool	4.50	05/20/2041	91,838	101,957
Ginnie Mae II Pool	4.50	08/20/2041	172,222	191,206
Ginnie Mae II Pool	4.00	10/20/2041	38,390	42,213
Ginnie Mae II Pool	3.50	04/20/2042	28,798	31,235
Ginnie Mae II Pool	4.00	04/20/2042	36,919	40,598
Ginnie Mae II Pool	3.50	05/20/2042	194,126	210,625
Ginnie Mae II Pool	3.00	08/20/2042	71,345	75,270
Ginnie Mae II Pool	3.50	08/20/2042	109,932	119,276
Ginnie Mae II Pool	3.00	09/20/2042	172,460	181,948
Ginnie Mae II Pool	3.50	09/20/2042	58,112	63,051
Ginnie Mae II Pool	3.50	10/20/2042	174,983	189,856
Ginnie Mae II Pool	3.00	11/20/2042	208,822	220,229
Ginnie Mae II Pool	3.00	01/20/2043	216,569	228,409
Ginnie Mae II Pool	3.50	01/20/2043	248,490	269,611
Ginnie Mae II Pool	3.50	03/20/2043	80,729	87,591
Ginnie Mae II Pool	3.50	04/20/2043	79,894	86,685
Ginnie Mae II Pool	3.50	05/20/2043	111,812	121,159
Ginnie Mae II Pool	3.50	08/20/2043	126,778	137,391
Ginnie Mae II Pool	3.50	09/20/2043	131,177	142,488
Ginnie Mae II Pool	3.00	11/20/2043	176,531	186,209
Ginnie Mae II Pool	5.00	12/20/2043	9,520	10,873
Ginnie Mae II Pool	3.50	02/20/2044	166,855	181,063
Ginnie Mae II Pool	3.50	07/20/2044	136,699	147,390
Ginnie Mae II Pool	4.50	07/20/2044	7,005	7,784
Ginnie Mae II Pool	3.50	10/20/2044	175,626	189,552
Ginnie Mae II Pool	4.50	10/20/2044	9,079	10,086
Ginnie Mae II Pool	3.00	02/20/2045	109,907	116,043

The accompanying notes are an integral part of the financial statements.

61

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Ginnie Mae II Pool	3.50	02/20/2045	188,077	201,249
Ginnie Mae II Pool	3.50	03/20/2045	157,135	167,735
Ginnie Mae II Pool	4.50	03/20/2045	100,809	111,984
Ginnie Mae II Pool	5.50	03/20/2045	76,526	90,446
Ginnie Mae II Pool	3.00	04/20/2045	271,077	287,339
Ginnie Mae II Pool	3.50	04/20/2045	153,433	163,789
Ginnie Mae II Pool	3.50	07/20/2045	230,994	246,630
Ginnie Mae II Pool	3.50	09/20/2045	175,374	187,512
Ginnie Mae II Pool	4.00	10/20/2045	122,836	132,630
Ginnie Mae II Pool	3.00	11/20/2045	227,563	238,975
Ginnie Mae II Pool	3.50	11/20/2045	116,598	124,479
Ginnie Mae II Pool	4.00	11/20/2045	181,512	195,667
Ginnie Mae II Pool	3.50	12/20/2045	177,060	189,040
Ginnie Mae II Pool	3.50	01/20/2046	146,934	156,848
Ginnie Mae II Pool	3.00	03/20/2046	119,232	125,800
Ginnie Mae II Pool	3.50	03/20/2046	173,584	185,339
Ginnie Mae II Pool	4.00	03/20/2046	136,939	147,572
Ginnie Mae II Pool	3.00	04/20/2046	119,370	126,368
Ginnie Mae II Pool	3.50	04/20/2046	185,944	198,861
Ginnie Mae II Pool	5.00	04/20/2046	62,095	70,840
Ginnie Mae II Pool	3.00	05/20/2046	211,843	224,089
Ginnie Mae II Pool	3.50	05/20/2046	191,084	203,919
Ginnie Mae II Pool	4.50	05/20/2046	88,143	97,927
Ginnie Mae II Pool	3.00	06/20/2046	219,977	231,083
Ginnie Mae II Pool	3.50	06/20/2046	130,049	140,111
Ginnie Mae II Pool	5.00	06/20/2046	57,845	66,013
Ginnie Mae II Pool	3.00	07/20/2046	478,000	504,952
Ginnie Mae II Pool	3.50	07/20/2046	131,749	140,642
Ginnie Mae II Pool	4.00	07/20/2046	60,134	64,716
Ginnie Mae II Pool	4.50	07/20/2046	54,388	60,390
Ginnie Mae II Pool	3.00	08/20/2046	206,848	218,914
Ginnie Mae II Pool	3.50	08/20/2046	136,341	145,878
Ginnie Mae II Pool	5.00	08/20/2046	62,702	71,536
Ginnie Mae II Pool	3.00	09/20/2046	219,752	232,491
Ginnie Mae II Pool	3.00	10/20/2046	292,964	308,862
Ginnie Mae II Pool	3.50	10/20/2046	108,242	115,735
Ginnie Mae II Pool	5.50	10/20/2046	33,474	39,436
Ginnie Mae II Pool	2.50	11/20/2046	57,225	60,287
Ginnie Mae II Pool	3.00	11/20/2046	211,324	223,649
Ginnie Mae II Pool	3.00	11/20/2046	147,241	157,189
Ginnie Mae II Pool	3.50	11/20/2046	132,468	140,760
Ginnie Mae II Pool	4.50	11/20/2046	87,280	96,868
Ginnie Mae II Pool	2.50	12/20/2046	73,136	77,057
Ginnie Mae II Pool	3.00	12/20/2046	150,270	158,916
Ginnie Mae II Pool	3.50	12/20/2046	138,459	147,217

The accompanying notes are an integral part of the financial statements.

62

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Ginnie Mae II Pool	4.50	12/20/2046	40,930	45,416
Ginnie Mae II Pool	2.50	01/20/2047	19,406	20,434
Ginnie Mae II Pool	3.00	01/20/2047	235,530	248,011
Ginnie Mae II Pool	3.50	01/20/2047	35,895	38,311
Ginnie Mae II Pool	4.00	01/20/2047	97,384	104,986
Ginnie Mae II Pool	4.50	01/20/2047	102,053	112,342
Ginnie Mae II Pool	3.00	02/20/2047	213,628	223,880
Ginnie Mae II Pool	3.50	02/20/2047	140,199	148,907
Ginnie Mae II Pool	4.00	02/20/2047	116,643	125,163
Ginnie Mae II Pool	3.50	06/20/2047	99,125	104,962
Ginnie Mae II Pool	4.00	06/20/2047	44,259	47,597
Ginnie Mae II Pool	3.50	07/20/2047	206,902	219,688
Ginnie Mae II Pool	4.00	07/20/2047	274,547	295,615
Ginnie Mae II Pool	4.00	08/20/2047	45,642	49,148
Ginnie Mae II Pool	3.50	09/20/2047	57,205	61,050
Ginnie Mae II Pool	3.00	10/20/2047	113,252	119,376
Ginnie Mae II Pool	3.50	10/20/2047	319,522	340,910
Ginnie Mae II Pool	4.50	10/20/2047	18,592	20,127
Ginnie Mae II Pool	3.00	11/20/2047	14,394	15,207
Ginnie Mae II Pool	3.50	11/20/2047	329,966	352,019
Ginnie Mae II Pool	4.00	11/20/2047	164,299	175,908
Ginnie Mae II Pool	3.00	12/20/2047	165,125	173,967
Ginnie Mae II Pool	3.50	12/20/2047	149,155	158,900
Ginnie Mae II Pool	4.00	12/20/2047	158,328	169,770
Ginnie Mae II Pool	3.00	01/20/2048	140,841	148,751
Ginnie Mae II Pool	3.50	01/20/2048	338,404	359,874
Ginnie Mae II Pool	4.00	01/20/2048	53,245	57,044
Ginnie Mae II Pool	3.00	02/20/2048	181,113	189,601
Ginnie Mae II Pool	3.50	02/20/2048	234,353	249,523
Ginnie Mae II Pool	3.00	03/20/2048	242,852	254,444
Ginnie Mae II Pool	3.50	03/20/2048	269,414	285,425
Ginnie Mae II Pool	4.00	03/20/2048	157,480	168,312
Ginnie Mae II Pool	4.50	03/20/2048	22,589	24,353
Ginnie Mae II Pool	5.00	03/20/2048	35,398	38,836
Ginnie Mae II Pool	3.00	04/20/2048	147,820	154,873
Ginnie Mae II Pool	3.50	04/20/2048	314,459	333,973
Ginnie Mae II Pool	4.50	05/20/2048	39,531	42,761
Ginnie Mae II Pool	3.50	06/20/2048	103,854	110,175
Ginnie Mae II Pool	4.00	06/20/2048	23,278	24,868
Ginnie Mae II Pool	4.00	07/20/2048	102,576	109,373
Ginnie Mae II Pool	4.00	08/20/2048	149,392	159,669
Ginnie Mae II Pool	4.50	08/20/2048	174,265	187,751
Ginnie Mae II Pool	5.00	08/20/2048	20,453	22,281
Ginnie Mae II Pool	4.00	09/20/2048	148,175	158,529
Ginnie Mae II Pool	4.50	09/20/2048	109,612	118,513

The accompanying notes are an integral part of the financial statements.

63

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Ginnie Mae II Pool	4.50	10/20/2048	121,370	131,020
Ginnie Mae II Pool	5.00	10/20/2048	39,729	43,480
Ginnie Mae II Pool	4.00	11/20/2048	122,882	131,380
Ginnie Mae II Pool	5.00	11/20/2048	87,040	94,787
Ginnie Mae II Pool	4.50	12/20/2048	76,907	82,735
Ginnie Mae II Pool	5.00	12/20/2048	19,469	21,159
Ginnie Mae II Pool	3.50	01/20/2049	267,829	283,911
Ginnie Mae II Pool	4.00	01/20/2049	101,218	107,738
Ginnie Mae II Pool	4.50	01/20/2049	121,643	130,699
Ginnie Mae II Pool	5.00	01/20/2049	17,912	19,476
Ginnie Mae II Pool	3.50	02/20/2049	147,780	156,720
Ginnie Mae II Pool	4.50	02/20/2049	256,680	275,827
Ginnie Mae II Pool	5.00	02/20/2049	39,465	42,959
Ginnie Mae II Pool	3.50	03/20/2049	278,906	294,689
Ginnie Mae II Pool	4.50	03/20/2049	147,601	158,650
Ginnie Mae II Pool	5.00	03/20/2049	22,294	24,248
Ginnie Mae II Pool	3.50	04/20/2049	101,803	107,151
Ginnie Mae II Pool	4.00	04/20/2049	305,731	324,663
Ginnie Mae II Pool	4.50	04/20/2049	26,705	28,698
Ginnie Mae II Pool	4.00	05/20/2049	154,521	164,278
Ginnie Mae II Pool	4.50	05/20/2049	33,967	36,368
Ginnie Mae II Pool	5.00	05/20/2049	81,055	88,294
Ginnie Mae II Pool	3.50	06/20/2049	163,631	172,126
Ginnie Mae II Pool	4.00	06/20/2049	104,334	110,896
Ginnie Mae II Pool	4.50	06/20/2049	220,141	235,757
Ginnie Mae II Pool	5.00	06/20/2049	45,258	49,215
Ginnie Mae II Pool	3.50	07/20/2049	181,384	190,792
Ginnie Mae II Pool	4.00	07/20/2049	308,701	327,839
Ginnie Mae II Pool	3.00	08/20/2049	140,962	147,568
Ginnie Mae II Pool	4.00	08/20/2049	373,548	396,781
Ginnie Mae II Pool	4.00	09/20/2049	85,302	90,522
Ginnie Mae II Pool	4.00	10/20/2049	275,594	292,714
Ginnie Mae II Pool	3.00	11/20/2049	170,564	178,558
Ginnie Mae II Pool	4.00	11/20/2049	19,185	20,359
Ginnie Mae II Pool	3.50	12/20/2049	249,878	262,605
Ginnie Mae II Pool	3.00	01/20/2050	392,628	411,030
Ginnie Mae II Pool	3.50	01/20/2050	233,979	245,976
Ginnie Mae II Pool	3.00	02/20/2050	342,044	358,137
Ginnie Mae II Pool	3.50	02/20/2050	240,158	252,564
Ginnie Mae II Pool	3.50	03/20/2050	249,217	262,354
Ginnie Mae II Pool	3.00	05/20/2050	246,156	258,702
Ginnie Mae II Pool	3.00	06/20/2050	198,148	208,675
Ginnie Mae II Pool	3.50	06/20/2050	247,638	263,401
Ginnie Mae II Pool	3.00	07/20/2050	198,944	209,871

The accompanying notes are an integral part of the financial statements.

64

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
Mortgage-Backed Securities — 14.19%
Ginnie Mae II Pool	3.00	08/20/2050	299,295	316,286

Total Mortgage-Backed Securities (Cost $137,681,763)				140,722,858

U.S. Government Agency Obligations — 0.61%
Federal Home Loan Banks	0.13	08/12/2022	500,000	499,701
Federal Home Loan Banks	2.50	02/13/2024	200,000	215,119
Federal Home Loan Banks	2.88	09/13/2024	400,000	442,235
Federal Home Loan Banks	5.50	07/15/2036	120,000	186,782
Federal Home Loan Mortgage Corp	2.38	01/13/2022	485,000	499,000
Federal Home Loan Mortgage Corp	2.75	06/19/2023	500,000	533,801
Federal Home Loan Mortgage Corp	0.38	07/21/2025	500,000	500,082
Federal Home Loan Mortgage Corp	6.25	07/15/2032	242,000	379,412
Federal National Mortgage Association	1.38	10/07/2021	500,000	506,184
Federal National Mortgage Association	2.63	09/06/2024	485,000	529,895
Federal National Mortgage Association	6.25	05/15/2029	109,000	157,750
Federal National Mortgage Association	0.88	08/05/2030	300,000	296,218
Federal National Mortgage Association	6.63	11/15/2030	485,000	745,182
Tennessee Valley Authority	2.88	09/15/2024	65,000	71,630
Tennessee Valley Authority	7.13	05/01/2030	73,000	113,466
Tennessee Valley Authority	5.25	09/15/2039	107,000	165,043
Tennessee Valley Authority	4.63	09/15/2060	97,000	152,904
Tennessee Valley Authority	4.25	09/15/2065	39,000	59,326

Total U.S. Government Agency Obligations (Cost $5,740,730)				6,053,730

U.S. Treasury Obligations — 19.70%
United States Treasury Bill[5]	0.08[6]	12/31/2020	47,000	46,988
United States Treasury Bill[5]	0.14[6]	02/25/2021	359,000	358,852
United States Treasury Note/Bond	1.25	10/31/2021	673,000	681,150
United States Treasury Note/Bond	1.50	10/31/2021	850,000	862,551
United States Treasury Note/Bond	2.00	10/31/2021	823,000	839,524
United States Treasury Note/Bond	2.00	11/15/2021	460,000	469,631
United States Treasury Note/Bond	8.00	11/15/2021	182,000	198,039
United States Treasury Note/Bond	1.50	11/30/2021	1,535,000	1,559,104
United States Treasury Note/Bond	1.75	11/30/2021	824,000	839,514
United States Treasury Note/Bond	1.88	11/30/2021	289,000	294,848
United States Treasury Note/Bond	1.63	12/31/2021	850,000	865,805
United States Treasury Note/Bond	2.00	12/31/2021	444,000	454,302
United States Treasury Note/Bond	2.13	12/31/2021	56,000	57,387
United States Treasury Note/Bond	1.38	01/31/2022	845,000	859,028
United States Treasury Note/Bond	1.50	01/31/2022	575,000	585,467
United States Treasury Note/Bond	1.88	01/31/2022	219,000	224,099
United States Treasury Note/Bond	2.00	02/15/2022	130,000	133,346
United States Treasury Note/Bond	2.50	02/15/2022	535,000	552,388
United States Treasury Note/Bond	1.13	02/28/2022	1,250,000	1,267,578
United States Treasury Note/Bond	1.75	02/28/2022	680,000	695,566

The accompanying notes are an integral part of the financial statements.

65

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
U.S. Treasury Obligations — 19.70%
United States Treasury Note/Bond	1.88	02/28/2022	665,000	681,391
United States Treasury Note/Bond	2.38	03/15/2022	735,000	758,974
United States Treasury Note/Bond	1.75	03/31/2022	478,000	489,614
United States Treasury Note/Bond	1.88	03/31/2022	715,000	733,685
United States Treasury Note/Bond	2.25	04/15/2022	1,390,000	1,435,392
United States Treasury Note/Bond	0.13	04/30/2022	930,000	930,036
United States Treasury Note/Bond	1.75	04/30/2022	370,000	379,467
United States Treasury Note/Bond	1.88	04/30/2022	670,000	688,477
United States Treasury Note/Bond	1.75	05/15/2022	300,000	307,875
United States Treasury Note/Bond	2.13	05/15/2022	250,000	258,105
United States Treasury Note/Bond	0.13	05/31/2022	965,000	964,925
United States Treasury Note/Bond	1.75	05/31/2022	845,000	867,808
United States Treasury Note/Bond	1.88	05/31/2022	345,000	355,027
United States Treasury Note/Bond	1.75	06/15/2022	915,000	940,198
United States Treasury Note/Bond	0.13	06/30/2022	1,000,000	1,000,000
United States Treasury Note/Bond	1.75	06/30/2022	840,000	863,789
United States Treasury Note/Bond	2.13	06/30/2022	600,000	620,883
United States Treasury Note/Bond	1.75	07/15/2022	615,000	632,873
United States Treasury Note/Bond	0.13	07/31/2022	1,450,000	1,450,000
United States Treasury Note/Bond	1.88	07/31/2022	335,000	345,704
United States Treasury Note/Bond	2.00	07/31/2022	236,000	244,066
United States Treasury Note/Bond	1.50	08/15/2022	1,300,000	1,333,516
United States Treasury Note/Bond	1.63	08/15/2022	650,000	668,256
United States Treasury Note/Bond	0.13	08/31/2022	800,000	799,969
United States Treasury Note/Bond	1.63	08/31/2022	835,000	858,908
United States Treasury Note/Bond	1.88	08/31/2022	396,000	409,195
United States Treasury Note/Bond	1.50	09/15/2022	945,000	970,360
United States Treasury Note/Bond	0.13	09/30/2022	900,000	899,965
United States Treasury Note/Bond	1.38	10/15/2022	257,000	263,515
United States Treasury Note/Bond	1.88	10/31/2022	1,050,000	1,087,980
United States Treasury Note/Bond	2.00	10/31/2022	790,000	820,705
United States Treasury Note/Bond	1.63	11/15/2022	700,000	722,094
United States Treasury Note/Bond	2.00	11/30/2022	620,000	645,018
United States Treasury Note/Bond	1.63	12/15/2022	805,000	831,477
United States Treasury Note/Bond	2.13	12/31/2022	1,104,000	1,153,335
United States Treasury Note/Bond	1.50	01/15/2023	805,000	829,968
United States Treasury Note/Bond	1.75	01/31/2023	1,470,000	1,525,068
United States Treasury Note/Bond	2.38	01/31/2023	680,000	715,434
United States Treasury Note/Bond	1.38	02/15/2023	195,000	200,690
United States Treasury Note/Bond	2.00	02/15/2023	762,000	795,367
United States Treasury Note/Bond	7.13	02/15/2023	125,000	145,752
United States Treasury Note/Bond	1.50	02/28/2023	900,000	929,566
United States Treasury Note/Bond	2.63	02/28/2023	1,000,000	1,059,922
United States Treasury Note/Bond	2.50	03/31/2023	1,150,000	1,217,742
United States Treasury Note/Bond	0.25	04/15/2023	885,000	887,385

The accompanying notes are an integral part of the financial statements.

66

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
U.S. Treasury Obligations — 19.70%
United States Treasury Note/Bond	1.63	04/30/2023	1,223,000	1,269,722
United States Treasury Note/Bond	2.75	04/30/2023	1,500,000	1,600,547
United States Treasury Note/Bond	0.13	05/15/2023	920,000	919,497
United States Treasury Note/Bond	1.75	05/15/2023	1,740,000	1,813,066
United States Treasury Note/Bond	1.63	05/31/2023	641,000	666,289
United States Treasury Note/Bond	2.75	05/31/2023	900,000	962,332
United States Treasury Note/Bond	0.25	06/15/2023	960,000	962,550
United States Treasury Note/Bond	1.38	06/30/2023	1,110,000	1,147,549
United States Treasury Note/Bond	2.63	06/30/2023	1,200,000	1,281,469
United States Treasury Note/Bond	0.13	07/15/2023	995,000	994,300
United States Treasury Note/Bond	1.25	07/31/2023	38,000	39,177
United States Treasury Note/Bond	2.75	07/31/2023	410,000	440,109
United States Treasury Note/Bond	0.13	08/15/2023	1,300,000	1,298,984
United States Treasury Note/Bond	2.50	08/15/2023	724,000	772,700
United States Treasury Note/Bond	1.38	08/31/2023	1,000,000	1,035,625
United States Treasury Note/Bond	2.75	08/31/2023	730,000	785,064
United States Treasury Note/Bond	0.13	09/15/2023	900,000	899,227
United States Treasury Note/Bond	1.38	09/30/2023	1,300,000	1,347,430
United States Treasury Note/Bond	2.88	09/30/2023	1,040,000	1,124,297
United States Treasury Note/Bond	1.63	10/31/2023	800,000	836,156
United States Treasury Note/Bond	2.88	10/31/2023	760,000	823,234
United States Treasury Note/Bond	2.75	11/15/2023	1,176,000	1,270,539
United States Treasury Note/Bond	2.13	11/30/2023	182,000	193,254
United States Treasury Note/Bond	2.88	11/30/2023	1,100,000	1,193,930
United States Treasury Note/Bond	2.25	12/31/2023	589,000	628,711
United States Treasury Note/Bond	2.63	12/31/2023	850,000	917,436
United States Treasury Note/Bond	2.25	01/31/2024	679,000	725,814
United States Treasury Note/Bond	2.50	01/31/2024	475,000	511,683
United States Treasury Note/Bond	2.75	02/15/2024	625,000	679,224
United States Treasury Note/Bond	2.13	02/29/2024	598,000	637,641
United States Treasury Note/Bond	2.38	02/29/2024	1,192,000	1,281,074
United States Treasury Note/Bond	2.13	03/31/2024	2,000,000	2,135,469
United States Treasury Note/Bond	2.00	04/30/2024	640,000	681,400
United States Treasury Note/Bond	2.25	04/30/2024	785,000	842,802
United States Treasury Note/Bond	2.50	05/15/2024	1,042,000	1,128,779
United States Treasury Note/Bond	2.00	05/31/2024	1,035,000	1,103,286
United States Treasury Note/Bond	1.75	06/30/2024	880,000	931,150
United States Treasury Note/Bond	2.00	06/30/2024	790,000	843,263
United States Treasury Note/Bond	1.75	07/31/2024	880,000	932,113
United States Treasury Note/Bond	2.13	07/31/2024	690,000	740,699
United States Treasury Note/Bond	2.38	08/15/2024	886,000	960,237
United States Treasury Note/Bond	1.25	08/31/2024	1,300,000	1,352,762
United States Treasury Note/Bond	1.88	08/31/2024	345,000	367,465
United States Treasury Note/Bond	1.50	09/30/2024	870,000	914,689
United States Treasury Note/Bond	2.13	09/30/2024	590,000	635,034

The accompanying notes are an integral part of the financial statements.

67

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
U.S. Treasury Obligations — 19.70%
United States Treasury Note/Bond	1.50	10/31/2024	870,000	915,335
United States Treasury Note/Bond	2.25	10/31/2024	1,000,000	1,082,695
United States Treasury Note/Bond	2.25	11/15/2024	939,000	1,016,981
United States Treasury Note/Bond	1.50	11/30/2024	1,800,000	1,895,344
United States Treasury Note/Bond	1.75	12/31/2024	870,000	926,040
United States Treasury Note/Bond	2.25	12/31/2024	165,000	179,096
United States Treasury Note/Bond	1.38	01/31/2025	1,525,000	1,599,999
United States Treasury Note/Bond	2.50	01/31/2025	560,000	614,863
United States Treasury Note/Bond	2.00	02/15/2025	1,763,000	1,898,049
United States Treasury Note/Bond	1.13	02/28/2025	655,000	680,663
United States Treasury Note/Bond	2.75	02/28/2025	830,000	921,721
United States Treasury Note/Bond	0.38	04/30/2025	1,150,000	1,156,783
United States Treasury Note/Bond	2.88	04/30/2025	840,000	940,538
United States Treasury Note/Bond	2.13	05/15/2025	971,000	1,054,445
United States Treasury Note/Bond	0.25	05/31/2025	985,000	985,115
United States Treasury Note/Bond	2.88	05/31/2025	800,000	897,250
United States Treasury Note/Bond	0.25	06/30/2025	278,000	277,902
United States Treasury Note/Bond	0.25	07/31/2025	815,000	814,427
United States Treasury Note/Bond	2.88	07/31/2025	340,000	382,580
United States Treasury Note/Bond	2.00	08/15/2025	703,000	761,849
United States Treasury Note/Bond	0.25	08/31/2025	2,000,000	1,998,438
United States Treasury Note/Bond	2.75	08/31/2025	895,000	1,003,204
United States Treasury Note/Bond	0.25	09/30/2025	700,000	699,234
United States Treasury Note/Bond	3.00	09/30/2025	600,000	681,000
United States Treasury Note/Bond	3.00	10/31/2025	86,000	97,768
United States Treasury Note/Bond	2.25	11/15/2025	1,830,000	2,011,856
United States Treasury Note/Bond	2.88	11/30/2025	625,000	707,690
United States Treasury Note/Bond	2.63	12/31/2025	1,500,000	1,681,465
United States Treasury Note/Bond	2.63	01/31/2026	560,000	628,600
United States Treasury Note/Bond	1.63	02/15/2026	1,250,000	1,337,207
United States Treasury Note/Bond	2.25	03/31/2026	565,000	624,215
United States Treasury Note/Bond	2.38	04/30/2026	425,000	473,012
United States Treasury Note/Bond	1.63	05/15/2026	1,700,000	1,821,723
United States Treasury Note/Bond	2.13	05/31/2026	600,000	660,000
United States Treasury Note/Bond	1.88	06/30/2026	685,000	744,483
United States Treasury Note/Bond	1.88	07/31/2026	215,000	233,838
United States Treasury Note/Bond	1.38	08/31/2026	803,000	850,490
United States Treasury Note/Bond	1.63	09/30/2026	319,000	342,726
United States Treasury Note/Bond	1.63	10/31/2026	382,000	410,650
United States Treasury Note/Bond	2.00	11/15/2026	1,232,000	1,352,553
United States Treasury Note/Bond	1.63	11/30/2026	680,000	731,319
United States Treasury Note/Bond	1.75	12/31/2026	300,000	325,219
United States Treasury Note/Bond	1.50	01/31/2027	675,000	721,512
United States Treasury Note/Bond	2.25	02/15/2027	1,029,000	1,149,023
United States Treasury Note/Bond	6.63	02/15/2027	290,000	404,120

The accompanying notes are an integral part of the financial statements.

68

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
U.S. Treasury Obligations — 19.70%
United States Treasury Note/Bond	0.63	03/31/2027	685,000	693,991
United States Treasury Note/Bond	0.50	04/30/2027	775,000	778,754
United States Treasury Note/Bond	2.38	05/15/2027	470,000	529,907
United States Treasury Note/Bond	0.50	05/31/2027	835,000	838,588
United States Treasury Note/Bond	0.50	06/30/2027	895,000	898,461
United States Treasury Note/Bond	0.38	07/31/2027	955,000	950,225
United States Treasury Note/Bond	2.25	08/15/2027	1,000,000	1,121,836
United States Treasury Note/Bond	0.50	08/31/2027	800,000	802,250
United States Treasury Note/Bond	0.38	09/30/2027	1,000,000	993,906
United States Treasury Note/Bond	2.25	11/15/2027	1,090,000	1,225,909
United States Treasury Note/Bond	2.75	02/15/2028	880,000	1,024,066
United States Treasury Note/Bond	2.88	05/15/2028	1,351,000	1,590,169
United States Treasury Note/Bond	2.88	08/15/2028	633,000	747,558
United States Treasury Note/Bond	3.13	11/15/2028	2,530,000	3,049,045
United States Treasury Note/Bond	5.25	11/15/2028	72,500	99,775
United States Treasury Note/Bond	2.63	02/15/2029	15,000	17,528
United States Treasury Note/Bond	2.38	05/15/2029	156,000	179,577
United States Treasury Note/Bond	1.63	08/15/2029	419,000	456,317
United States Treasury Note/Bond	6.13	08/15/2029	949,000	1,406,522
United States Treasury Note/Bond	1.75	11/15/2029	1,765,000	1,944,189
United States Treasury Note/Bond	1.50	02/15/2030	529,000	570,989
United States Treasury Note/Bond	0.63	05/15/2030	475,000	473,590
United States Treasury Note/Bond	6.25	05/15/2030	1,000,000	1,527,344
United States Treasury Note/Bond	0.63	08/15/2030	1,668,000	1,659,660
United States Treasury Note/Bond	5.38	02/15/2031	868,000	1,279,724
United States Treasury Note/Bond	3.50	02/15/2039	300,000	421,676
United States Treasury Note/Bond	4.25	05/15/2039	748,000	1,149,027
United States Treasury Note/Bond	4.50	08/15/2039	166,000	262,831
United States Treasury Note/Bond	4.38	11/15/2039	509,000	796,386
United States Treasury Note/Bond	4.63	02/15/2040	257,000	414,412
United States Treasury Note/Bond	1.13	05/15/2040	1,140,000	1,124,147
United States Treasury Note/Bond	4.38	05/15/2040	275,000	432,395
United States Treasury Note/Bond	1.13	08/15/2040	175,000	172,074
United States Treasury Note/Bond	3.88	08/15/2040	365,000	541,084
United States Treasury Note/Bond	4.75	02/15/2041	447,000	738,406
United States Treasury Note/Bond	3.75	08/15/2041	425,000	624,833
United States Treasury Note/Bond	3.13	11/15/2041	393,000	531,947
United States Treasury Note/Bond	3.13	02/15/2042	120,000	162,839
United States Treasury Note/Bond	3.00	05/15/2042	490,000	652,580
United States Treasury Note/Bond	2.75	11/15/2042	625,000	801,782
United States Treasury Note/Bond	3.13	02/15/2043	715,000	970,585
United States Treasury Note/Bond	2.88	05/15/2043	677,000	885,574
United States Treasury Note/Bond	3.63	08/15/2043	674,000	984,435
United States Treasury Note/Bond	3.75	11/15/2043	531,000	790,236
United States Treasury Note/Bond	3.63	02/15/2044	279,000	408,473

The accompanying notes are an integral part of the financial statements.

69

VERPLANCK BALANCED FUND

Portfolio of Investments (Continued)

September 30, 2020

	Coupon Rate %	Maturity Date	Principal Amount $	Value $
U.S. Treasury Obligations — 19.70%
United States Treasury Note/Bond	3.38	05/15/2044	1,451,000	2,051,635
United States Treasury Note/Bond	3.00	11/15/2044	1,013,000	1,356,272
United States Treasury Note/Bond	2.50	02/15/2045	873,000	1,076,791
United States Treasury Note/Bond	3.00	05/15/2045	830,000	1,113,594
United States Treasury Note/Bond	2.88	08/15/2045	122,000	160,625
United States Treasury Note/Bond	3.00	11/15/2045	815,000	1,097,226
United States Treasury Note/Bond	2.50	02/15/2046	953,000	1,179,375
United States Treasury Note/Bond	2.50	05/15/2046	1,036,000	1,282,819
United States Treasury Note/Bond	2.25	08/15/2046	1,011,000	1,196,692
United States Treasury Note/Bond	2.88	11/15/2046	727,000	963,048
United States Treasury Note/Bond	3.00	02/15/2047	620,000	840,609
United States Treasury Note/Bond	3.00	05/15/2047	430,000	583,859
United States Treasury Note/Bond	2.75	08/15/2047	610,000	793,548
United States Treasury Note/Bond	2.75	11/15/2047	795,000	1,035,705
United States Treasury Note/Bond	3.00	02/15/2048	690,000	939,909
United States Treasury Note/Bond	3.13	05/15/2048	1,055,000	1,470,489
United States Treasury Note/Bond	3.00	08/15/2048	1,730,000	2,363,410
United States Treasury Note/Bond	3.38	11/15/2048	870,000	1,269,112
United States Treasury Note/Bond	3.00	02/15/2049	449,000	615,358
United States Treasury Note/Bond	2.88	05/15/2049	344,000	461,833
United States Treasury Note/Bond	2.25	08/15/2049	1,122,000	1,338,204
United States Treasury Note/Bond	2.38	11/15/2049	1,000,000	1,224,453
United States Treasury Note/Bond	2.00	02/15/2050	1,359,000	1,541,828
United States Treasury Note/Bond	1.38	08/15/2050	1,780,000	1,746,903

Total U.S. Treasury Obligations (Cost $180,756,236)				195,314,340

SHORT-TERM INVESTMENTS — 4.37%

Money Market Fund — 4.37%
Goldman Sachs Financial Square Government Fund - Institutional Shares	0.00[7]		43,333,952	43,333,952

Total Short-Term Investments (Cost $43,333,952)				43,333,952

Total Investments (Cost $931,648,240) — 103.65%				1,027,539,526

TBA SALES COMMITMENTS — (0.06%)
Mortgage-Backed Securities — (0.06%)
Ginnie Mae	4.50	10/20/2050	(350,000)	(375,047)
Ginnie Mae	5.00	10/20/2050	(200,000)	(217,711)

Total TBA SALES COMMITMENTS (Proceeds $591,359)				(592,758)

Liabilities in excess of other assets — (3.59%)				(35,546,725)

Net Assets — 100.00%				$991,400,043

The accompanying notes are an integral part of the financial statements.

70

VERPLANCK BALANCED FUND

Portfolio of Investments (Concluded)

September 30, 2020

*	Non-income producing.
[1]	“Affiliated company” as defined by the Investment Company Act of 1940.
[2]

Variable rate investments. The rate shown is based on the latest available information as of September 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate or spread in their description.

[3]	Zero coupon bond.
[4]	TBA - To be announced.
[5]	As of September 30, 2020, an investment with a value of $405,840 was fully segregated with the broker as collateral for open futures contracts.
[6]	Rate represents annualized yield at date of purchase.
[7]	Rate disclosed is the 7-day yield at September 30, 2020.

Legend
LIBOR	London Inter-bank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
Ltd	Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Funding Rate
TBA	To Be Announced

At September 30, 2020, the Fund held the following open positions in futures contracts:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Cost	Notional Amount	Value and Unrealized Depreciation(1)
S&P500 E-Mini	12/18/20	30	$5,058,375	$5,028,000	$(30,375)

					$(30,375)

(1)

Only variation margin receivable/payable at period end is reported within the Statement of Assets and Liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on future contracts.

The accompanying notes are an integral part of the financial statements.

71

VERPLANCK BALANCED FUND

Statement of Assets and Liabilities

September 30, 2020

Assets
Investments, at value (Cost $931,648,240)(a)	$1,027,539,526
Cash	1,985
Receivable for investments sold	5,999,063
Dividends and interest receivable	2,972,196
Deposits for futures contracts*	27,450
Prepaid expenses and other assets	47

Total assets	1,036,540,267

Liabilities
TBA sale commitments at value (Proceeds $591,359)	592,758
Payable for investments purchased	44,291,754
Payable for administration and accounting fees	92,136
Payable for audit fees	65,455
Payable to Investment Adviser	43,323
Payable for custodian fees	27,953
Payable for printing fees	13,674
Payable for transfer agent fees	5,558
Payable for legal fees	2,588
Accrued expenses	5,025

Total liabilities	45,140,224

Net Assets	$991,400,043

Net Assets Consisted of:
Capital stock, $0.01 par value	$86,321
Paid-in capital	878,287,490
Total distributable earnings	113,026,232

Net Assets	$991,400,043

Shares outstanding	8,632,082
Net asset value, offering and redemption price per share ($991,400,043 / 8,632,082 shares)	$ 114.85

*	Primary risk exposure is equity contracts.
(a)	Includes investment in affiliated issuer with market value of $364,210 and cost of $526,554.

The accompanying notes are an integral part of the financial statements.

72

VERPLANCK BALANCED FUND

Statement of Operations

For the Year Ended September 30, 2020

Investment Income
Interest	$11,292,000
Dividends(a)	8,037,478
Less: foreign taxes withheld	(4,616)

Total investment income	19,324,862

Expenses
Advisory fees (Note 2)	517,115
Administration and accounting fees (Note 2)	376,059
Trustees’ and officers’ fees (Note 2)	139,664
Custodian fees (Note 2)	107,975
Audit fees	66,578
Legal fees	38,509
Printing and shareholder reporting fees	31,781
Transfer agent fees (Note 2)	19,808
Other expenses	28,269

Total expenses	1,325,758

Net investment income	17,999,104

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	4,028,835
Net realized loss from TBA sale commitments	(13,468)
Net realized gain from futures contracts*	299,180
Net change in unrealized appreciation/(depreciation) on investments(a)	71,049,360
Net change in unrealized appreciation/(depreciation) on TBA sale commitments	(1,315)
Net change in unrealized appreciation/(depreciation) on futures contracts*	(11,916)

Net realized and unrealized gain on investments	75,350,676

Net increase in net assets resulting from operations	$93,349,780

*	Primary risk exposure is equity contracts.
(a)	Dividend income and change in unrealized depreciation from affiliated issuer was $13,151 and $(115,287), respectively.

The accompanying notes are an integral part of the financial statements.

73

VERPLANCK BALANCED FUND

Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Increase in net assets from operations:
Net investment income	$17,999,104	$18,574,358
Net realized gain from investments, TBA sale commitments and futures contracts	4,314,547	772,375
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and TBA sale commitments	71,036,129	39,513,147

Net increase in net assets resulting from operations	93,349,780	58,859,880

Distributions to Shareholders From:
Total distributable earnings	(19,679,923)	(6,153,555)

Decrease in net assets from distributions to shareholders	(19,679,923)	(6,153,555)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 5)	19,591,770	(5,900,130)

Total increase in net assets	93,261,627	46,806,195

Net assets
Beginning of year	898,138,416	851,332,221

End of year	$991,400,043	$898,138,416

The accompanying notes are an integral part of the financial statements.

74

VERPLANCK BALANCED FUND

Financial Highlights

Contained below is per share operating performance data for the Verplanck Balanced Fund, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period August 28, 2018* to September 30, 2018
Per Share Operating Performance
Net asset value, beginning of period	$106.28	$100.16	$100.00

Net investment income(1)	2.09	2.18	0.18
Net realized and unrealized gain/(loss) on investments	8.81	4.66	(0.02)

Net increase in net assets resulting from operations	10.90	6.84	0.16

Dividends and distributions to shareholders from:
Net investment income	(2.33)	(0.72)	—

Total dividends and distributions to shareholders	(2.33)	(0.72)	—

Net asset value, end of period	$114.85	$106.28	$100.16

Total investment return(2)	10.39%	6.94%	0.16%

Ratio/Supplemental Data
Net assets, end of period (in thousands)	$991,400	$898,138	$851,332
Ratio of expenses to average net assets	0.14%	0.16%	0.17	%(3)
Ratio of net investment income to average net assets	1.92%	2.18%	2.00	%(3)
Portfolio turnover rate	55%	57%	5	%(4)(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	Portfolio turnover rate excludes securities received from a subscription-in-kind.
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

75

VERPLANCK BALANCED FUND

Notes to Financial Statements

September 30, 2020

1. Organization and Significant Accounting Policies

Verplanck Balanced Fund, (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on August 28, 2018. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. However, beneficial interests of the Fund are not registered under the Securities Act of 1933, as amended (the “1933 Act”) because such interests will be issued solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

On August 28, 2018, the Fund, as the result of a reorganization, acquired substantially all of the assets of a privately offered common trust fund (“Predecessor Fund”) managed by Mellon Investments Corporation (the “Adviser”), in exchange for shares of the Fund. The Predecessor Fund was not registered as an investment company under the 1940 Act and was not subject to certain investment limitations, diversification requirements, liquidity requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). This reorganization transaction was structured to qualify as a non-taxable transaction under the Code. In connection with this reorganization, the Predecessor Fund valued its securities pursuant to the Fund’s valuation procedures. The assets acquired were comprised of $815,927,402 of securities, $2,247,805 of interest receivable and $31,804,938 of cash. For financial statement purposes, assets received and shares issued by the Fund were recorded at fair value, and the Fund recorded the cost of such investments at their historical cost as recorded by the Predecessor Fund. The cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s unrealized depreciation at the time of reorganization (the Fund had no assets or liabilities prior to the reorganization) as follows:

Predecessor Fund net assets at time of reorganization	Predecessor Fund unrealized (depreciation) at time of reorganization	Net assets of the Fund immediately after reorganization
$849,980,145	$(14,817,997)	$849,980,145

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service approved by the Board of Trustees. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amounts approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate the NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Exchange traded futures contracts are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers. Securities

76

VERPLANCK BALANCED FUND

Notes to Financial Statements (Continued)

September 30, 2020

that do not have a readily available current market value are valued in accordance with the procedures adopted by the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

The fair value of the Fund’s bonds are generally based on the quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, the Fund fair values foreign securities using an independent pricing service approved by the Board of Trustees which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used, as of September 30, 2020, in valuing the Fund’s investments carried at fair value:

	Total Value at 09/30/20	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Asset-Backed Securities	$1,845,890	$—	$1,845,890	$—
Common Stocks	461,317,886	461,317,886	—	—
Corporate Bonds and Notes	152,443,232	—	152,443,232	—
Foreign Government Bonds and Notes	8,984,840	—	8,984,840	—

77

VERPLANCK BALANCED FUND

Notes to Financial Statements (Continued)

September 30, 2020

	Total Value at 09/30/20	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds	$4,931,092	$—	$4,931,092	$—
Commercial Mortgage-Backed Securities	12,591,706	—	12,591,706	—
Mortgage-Backed Securities	140,722,858	—	140,722,858	—
U.S. Government Agency Obligations	6,053,730	—	6,053,730	—
U.S. Treasury Obligations	195,314,340	—	195,314,340	—
Short-Term Investments	43,333,952	43,333,952	—	—

Total Assets	$1,027,539,526	$504,651,838	$522,887,688	$—

Liabilities
TBA Sale Commitments	$(592,758)	$—	$(592,758)	$—
Derivatives:
Equity Contracts
Futures Contracts	(30,375)	(30,375)	—	—

Total Liabilities	$(623,133)	$(30,375)	$(592,758)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short-term securities, which records discounts and premiums on a straight-line basis. Dividends

78

VERPLANCK BALANCED FUND

Notes to Financial Statements (Continued)

September 30, 2020

are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of costs of the related investments. General expenses of the Trust are generally allocated to the Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Futures Contracts — The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

During the reporting period, the Fund used futures contracts for purposes of liquidity.

For the year ended September 30, 2020, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures
Contracts
(Notional)
$3,561,010

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually to shareholders. Distributions from net realized capital gains, if any, are declared and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Code, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

Mortgage-Related And Other Asset-Backed Securities Risk — Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of the Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings

79

VERPLANCK BALANCED FUND

Notes to Financial Statements (Continued)

September 30, 2020

by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

LIBOR Phase-out Risk — The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Overnight Rates (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

TBA Purchase and Sale Commitments — The Fund may enter into to-be-announced (“TBA”) purchase or sale commitments (collectively, “TBA transactions”), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the Fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the Fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of September 30, 2020, no collateral was pledged by the Fund or counterparties for TBAs.

2. Transactions with Related Parties and Other Service Providers

Mellon Investments Corporation (the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 0.12% (12 basis points) on the first $250 million average daily net assets of the Fund, 0.10% of the next $100 million average daily net assets of the Fund, and 0.02% on average daily net assets of the Fund in excess of $350 million.

For the year ended September 30, 2020, the Adviser earned advisory fees of $517,115.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

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VERPLANCK BALANCED FUND

Notes to Financial Statements (Continued)

September 30, 2020

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust.

Investment in Affiliated Company

The following table lists the issuer owned by Fund that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuers during the year ended September 30, 2020:

Name of Issuer	Value at 09/30/19	Purchase Cost	Sales Proceeds	Change in Unrealized Depreciation	Value at 09/30/20	Dividend Income	Net Realized Gain (Loss)	Shares Held at 09/30/20
Bank of New York Mellon Corp/The	$479,497	$—	$—	$(115,287)	$364,210	$13,151	$—	10,606

3. Investment in Securities

For the year ended September 30, 2020, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$55,498,728	$35,387,928
U.S. Government Securities	474,646,778	475,929,086

4. Capital Share Transactions

For the years ended September 30, 2020 and 2019, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	September 30, 2020		September 30, 2019
	Shares	Amount	Shares	Amount
Verplanck Balanced Fund:
Reinvestments	182,458	$19,679,923	66,781	$6,153,555
Redemptions	(812)	(88,153)	(116,146)	(12,053,685)

Net increase/(decrease)	181,646	$19,591,770	(49,365)	$(5,900,130)

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences

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VERPLANCK BALANCED FUND

Notes to Financial Statements (Concluded)

September 30, 2020

are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended September 30, 2020, there were no reclassifications.

For the year ended September 30, 2020, the tax character of distributions paid by the Fund was $19,679,923 of ordinary income dividends. For the year ended September 30, 2019, the tax character of distributions paid by the Fund was $6,153,555 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed
Long-Term	Undistributed	Unrealized
Capital Gains	Ordinary Income	Appreciation
$1,591,395	$15,882,628	$95,552,209

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of September 30, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$931,985,918

Gross unrealized appreciation	140,018,882
Gross unrealized depreciation	(44,466,673)

Net unrealized appreciation	$95,552,209

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2020. For the year ended September 30, 2020, the Fund had no capital loss deferrals and no late year ordinary loss deferrals.

During the year ended September 30, 2020, the Fund utilized $80,244 of prior year capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there was the following subsequent event:

On October 26, 2020, the Board approved a plan to liquidate and terminate the Fund, which is expected to occur on or about December 31, 2020.

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VERPLANCK BALANCED FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of the Verplanck Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Verplanck Balanced Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from August 28, 2018 (commencement of operations) to September 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from August 28, 2018 (commencement of operations) to September 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Verplanck investment companies since 2018.

Philadelphia, Pennsylvania

November 25, 2020

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VERPLANCK BALANCED FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended September 30, 2020, the Fund paid $19,679,923 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 40.39% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 31.43%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 56.22%.

A total of 17.98% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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VERPLANCK BALANCED FUND

Statement Regarding Liquidity Risk Management Program

(Unaudited)

On October 16, 2016, the Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the Verplanck Balanced Fund (the “Fund”), met on September 22-23, 2020 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Fund, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as the program administrator for the Fund’s Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of June 30, 2020 (the “Report”).

The Report described the Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of the Fund’s portfolio holdings, a HLIM was not currently required for the Fund.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follow:

A. The Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed the Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on the Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish the Fund’s reasonably anticipated trading size. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration the Fund’s shareholder ownership concentration and the fact that the shares of the Fund are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of the Fund to meet redemption expectations. In light of the Fund’s holdings, it was noted that the Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in the Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that the Fund do not currently have a borrowing or other credit funding arrangement.

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VERPLANCK BALANCED FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 741-5050 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Consideration of Investment Advisory Agreement

At a video conference meeting held on June 22-23, 2020 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Mellon Investments Corporation (“Mellon” or the “Adviser”) and the Trust (the “Mellon Agreement”) on behalf of the Verplanck Balanced Fund (“Verplanck Fund”). At the Meeting, the Board considered the continuation of the Mellon Agreement with respect to the Verplanck Fund for an additional one year period.

In determining whether to continue the Mellon Agreement for an additional one-year period, the Trustees, including the Independent Trustees, considered information provided by Mellon in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Mellon 15(c)Response”) regarding (i) the services performed for the Verplanck Fund, (ii) the size and qualifications of Mellon’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Verplanck Fund, (iv) investment performance, (v) the financial condition of Mellon and Mellon’s parent company, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Verplanck Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Mellon’s ability to service the Verplanck Fund, and (x) compliance with the Verplanck Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Trustees were informed by reports provided at Board meetings throughout the year covering matters such as the relative performance of the Verplanck Fund, compliance with the Fund’s investment objective, policies, strategies and limitations, compliance of portfolio management personnel with the applicable code of ethics, and adherence to pricing procedures as established by the Board (each, as applicable).

The Board noted that representatives of Mellon joined the Meeting by videoconference and discussed Mellon’s history, performance, investment strategy, and compliance program. Representatives of Mellon responded to questions from the Board. In addition to the Mellon 15(c) Response, the Trustees also considered other factors they believed to be relevant to considering the continuation of the Mellon Agreement, including the matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Verplanck Fund and Mellon, as provided by the terms of the Mellon Agreement, including the advisory fees under the Mellon Agreement, are fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by Mellon to the Verplanck Fund. The Trustees considered Mellon’s personnel and the depth of Mellon’s personnel who provide investment management services to the Verplanck Fund and the depth of their experience. Based on the Mellon 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided by Mellon are appropriate and consistent with the terms of the Mellon Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services, (iv) Mellon has sufficient personnel, with the appropriate skills and experience, to serve the Verplanck Fund effectively and has demonstrated

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VERPLANCK BALANCED FUND

Other Information

(Unaudited) (Concluded)

its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund is likely to continue under the Mellon Agreement.

The Board discussed Mellon’s business continuity plan, and its ability to continue to manage the Verplanck Fund effectively in light of the recent volatility in financial markets as a result of the COVID-19 virus outbreak.

The Trustees considered the investment performance for the Verplanck Fund and Mellon. The Trustees reviewed historical performance charts prepared by a third-party, which showed the performance of the Verplanck Fund as compared to the following blended indexes for the year-to-date, one year and since inception periods ended March 31, 2020: (i) a 50% weighting to the S&P 500 and a 50% weighting to the Bloomberg Barclays U.S. Aggregate Bond Index (“Bloomberg Index”) (the “50/50 Index”); and (ii) 45% weighting to the S&P 500 and 55% weighting to the Bloomberg Index (the “45/55 Index”). The Trustees noted that the Verplanck Fund outperformed the 50/50 Index for the year-to-date and one-year periods and underperformed the 50/50 Index for the since inception period ended March 31, 2020. The Trustees further noted that the Verplanck Fund underperformed the 45/55 Index for the year-to-date, one year and since inception periods ended March 31, 2020, and concluded that Mellon had adequately explained the factors contributing to the Fund’s performance over such periods.

The Trustees also considered information regarding Mellon’s advisory fee and an analysis of this fee in relation to the delivery of services to the Verplanck Fund and any other ancillary benefit resulting from Mellon’s relationship with the Fund. The Trustees considered Mellon’s representation that it did not manage comparable accounts to the Verplanck Fund among its Strategic Asset Allocation strategies. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Verplanck Fund versus those funds in the Fund’s applicable Lipper category regardless of asset size (the “Peer Group”). The Trustees noted that the contractual advisory fee and net total expense ratio for the Fund were each lower than the median of the contractual advisory fee and net total expense ratio of the Peer Group. The Trustees concluded that the advisory fee and services provided by Mellon are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Verplanck Fund based on the information provided at the Board Meeting.

The Trustees considered the costs of the services provided by Mellon, the compensation and benefits received by Mellon in providing services to the Verplanck Fund, its profitability and certain additional information related to the financial condition of Mellon and the Bank of New York Mellon, Mellon’s parent company. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Mellon.

The Trustees considered the extent to which economies of scale may be realized relative to fee levels, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that the advisory fee structure included breakpoint reductions in advisory fee levels relative to asset levels, and that breakpoint reductions were currently in use due to the Fund’s asset levels.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the Mellon Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

87

VERPLANCK BALANCED FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (844) 741-5050.

88

VERPLANCK BALANCED FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (844) 741-5050.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38

Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	38	Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

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VERPLANCK BALANCED FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	38

Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

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VERPLANCK BALANCED FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38

Copeland Trust (registered investment company with 3 portfolios); Third Avenue Trust (registered investment company with 3 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

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VERPLANCK BALANCED FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

92

Investment Adviser

Mellon Investments Corporation

One Boston Place,

201 Washington Street,

Boston, MA 02108

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

VBF-0920

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that Mr. Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $574,682 for the fiscal year ending September 30, 2020, and $766,917 for the fiscal year ending September 30, 2019, as follows:

	Fiscal Year Ending September 30, 2020	Fiscal Year Ending September 30, 2019
PricewaterhouseCoopers LLP	$448,792	$614,922
Ernst & Young LLP	$125,890	$151,995
Aggregate Fees	$574,682	$766,917

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ending September 30, 2020, and $0 for the fiscal year ending September 30, 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $24,869 for the fiscal year ending September 30, 2020, and $21,298 for the fiscal year ending September 30, 2019, as follows:

	Fiscal Year Ending September 30, 2020	Fiscal Year Ending September 30, 2019
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$24,869	$21,298
Aggregate Fees	$24,869	$21,298

These fees were for Passive Foreign Investment Company (PFIC) database tax services.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ending September 30, 2020, and $0 for the fiscal year ending September 30, 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,425,069 for the fiscal year ending September 30, 2020, and $886,701 for the fiscal year ending September 30, 2019, as follows:

	Fiscal Year Ending September 30, 2020	Fiscal Year Ending September 30, 2019
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$1,425,069	$886,701
Aggregate Fees	$1,425,069	$886,701

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    FundVantage Trust

By (Signature and Title)*      /s/ Joel L. Weiss

     Joel L. Weiss, President and

     Chief Executive Officer

     (principal executive officer)

Date    December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Joel L. Weiss

     Joel L. Weiss, President and

     Chief Executive Officer

     (principal executive officer)

Date    December 7, 2020

By (Signature and Title)*      /s/ T. Richard Keyes

    T. Richard Keyes, Treasurer and

    Chief Financial Officer

    (principal financial officer)

Date    December 7, 2020

* Print the name and title of each signing officer under his or her signature.